UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)
Carl G. Verboncoeur
Rydex Variable Trust
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-301-296-5149

Date of fiscal year end:	December 31, 2008

Date of reporting period:	December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Rydex Variable Trust Annual Report
Benchmark Funds
Sector Funds
AdvisorOne Funds
Alternative Strategy
Essential Portfolios

DECEMBER 31, 2008
RYDEX VARIABLE TRUST ANNUAL REPORT
BENCHMARK FUNDS

NOVA FUND	RUSSELL 2000® 2x STRATEGY FUND	INVERSE DOW 2x STRATEGY FUND

INVERSE S&P 500 STRATEGY FUND	RUSSELL 2000 ® 1.5x STRATEGY FUND	SMALL-CAP VALUE FUND

NASDAQ-100 ® FUND	INVERSE RUSSELL 2000 ®	MID-CAP VALUE FUND
(Formerly, OTC Fund)	STRATEGY FUND
LARGE-CAP VALUE FUND
INVERSE NASDAQ-100 ®	GOVERNMENT LONG BOND
STRATEGY FUND	1.2x STRATEGY FUND	SMALL-CAP GROWTH FUND
(Formerly, Inverse OTC Strategy Fund)
	INVERSE GOVERNMENT LONG BOND	MID-CAP GROWTH FUND
S&P 500 2x STRATEGY FUND	STRATEGY FUND
LARGE-CAP GROWTH FUND
NASDAQ-100® 2x STRATEGY FUND	EUROPE 1.25x STRATEGY FUND
(Formerly, OTC 2x Strategy Fund)		U.S. GOVERNMENT
	JAPAN 1.25x STRATEGY FUND	MONEY MARKET FUND
MID-CAP 1.5x STRATEGY FUND
DOW 2x STRATEGY FUND
INVERSE MID-CAP STRATEGY FUND

GO GREEN! ELIMINATE MAILBOX CLUTTER Go paperless with Rydex eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery. With Rydex eDelivery you can: · View online confirmations and statements at your convenience. · Receive email notifications when your most recent confirmations, statements and other account documents are available for review. · Access prospectuses, annual reports and semiannual reports online. It’s easy to enroll: 1/ Visit www.rydexinvestments.com 2/ Click on the Rydex eDelivery logo 3/ Follow the simple enrollment instructions RYDEX E DELIVERY If you have questions about Rydex eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.
This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	3

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

PERFORMANCE REPORTS AND FUND PROFILES	6

SCHEDULES OF INVESTMENTS	30

STATEMENTS OF ASSETS AND LIABILITIES	118

STATEMENTS OF OPERATIONS	122

STATEMENTS OF CHANGES IN NET ASSETS	126

FINANCIAL HIGHLIGHTS	134

NOTES TO FINANCIAL STATEMENTS	138

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	150

OTHER INFORMATION	151

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	152
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
Securities markets across the world plummeted in 2008 as the subprime housing crisis (which has its origins here in the U.S.), led to a global financial panic that tipped the world economy into recession as the year came to a close.
Economies in the developed markets entered a negative feedback loop of wealth destruction, low confidence and job losses leading to a massive consumer pullback. This, in turn, led to truncated spending plans and additional layoffs by businesses.
Investment strategies of all shapes and sizes were pummeled. Hiding places were almost non-existent, as what turned out to be a wrenching bear market spared none of the major asset classes aside from U.S. Treasury securities.
It was a year of negative superlatives: Unemployment claims reached quarter-century highs, U.S. government bond yields reached never-before seen lows (and turning negative in some cases), home sales fell to levels not seen since the 1990s and the struggling auto market reported sales falling to 1980s levels.
Given this economic carnage, one should not be surprised that stocks turned in one of their worst annual performances on record, with the S&P 500® Index’s 37% decline marking the worst calendar-year performance for stocks since 1937. Markets swung wildly, with measures of stock market volatility reaching highs not seen in decades. Daily swings of two, three, four or five percent became commonplace.
Stock markets staged a strong rally after reaching late-November lows and while credit markets remained largely shut, there were incremental signs of improvement. Government—at all levels—has intervened on a massive scale. By one estimate, the federal government has guaranteed, loaned or purchased more than $8.5 trillion of financial assets, an amount equivalent to more than half of U.S. GDP.
The industry’s first managed futures mutual fund—the Rydex Managed Futures Strategy Fund—surpassed the $1-billion mark as investors embrace alternatives strategies and investments to assist not only in managing portfolio risk, but also the potential of enhancing returns.
The real question still remains: Will it all work? The year-end rally suggests that the market has digested the perilous state of the global economy and is looking toward a recovery in the latter half of 2009. Market sentiment, however, remains fragile and will certainly be tested. A stream of bad news on employment, retail sales and manufacturing will continue well into 2009.
In this environment, it is important that investors keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and, in the process, take advantage of the many bargains to be found in today’s markets.
Perhaps most importantly, we think investors will be well served by investment alternatives that can insulate them from the vagaries of global stock markets and can profit from volatility in what will almost certainly remain a challenging market going forward.
We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,
Michael Byrum
President & Chief Investment Officer
2 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.
Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.
An Example of Compounding
For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%—in line with its benchmark.
On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment

Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.
In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.
As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2008 and ending December 31, 2008.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2008	December 31, 2008	Period	*

Table 1. Based on actual Fund return
Nova Fund	1.56%		$1,000.00	$561.30	$6.12
Inverse S&P 500 Strategy Fund	1.72%		1,000.00	1,230.10	9.64
NASDAQ-100® Fund	1.59%		1,000.00	660.30	6.64
Inverse NASDAQ-100® Strategy Fund	1.74%		1,000.00	1,335.60	10.22
S&P 500 2x Strategy Fund	1.71%		1,000.00	432.90	6.16
NASDAQ-100® 2x Strategy Fund	1.75%		1,000.00	373.40	6.04
Mid-Cap 1.5x Strategy Fund	1.72%		1,000.00	495.20	6.46
Inverse Mid-Cap Strategy Fund	1.71%		1,000.00	1,299.70	9.88
Russell 2000® 2x Strategy Fund	1.73%		1,000.00	434.90	6.24
Russell 2000® 1.5x Strategy Fund	1.73%		1,000.00	576.70	6.86
Inverse Russell 2000® Strategy Fund	1.72%		1,000.00	1,147.90	9.29
Government Long Bond 1.2x Strategy Fund	1.25%		1,000.00	1,439.20	7.66
Inverse Government Long Bond Strategy Fund	2.68%		1,000.00	709.90	11.52
Europe 1.25x Strategy Fund	1.70%		1,000.00	545.10	6.60
Japan 1.25x Strategy Fund	1.69%		1,000.00	722.00	7.32
Dow 2x Strategy Fund	1.72%		1,000.00	535.90	6.64
Inverse Dow 2x Strategy Fund	1.73%		1,000.00	1,235.80	9.72
Small-Cap Value Fund	1.56%		1,000.00	671.60	6.55
Mid-Cap Value Fund	1.56%		1,000.00	662.20	6.52
Large-Cap Value Fund	1.57%		1,000.00	676.00	6.61
Small-Cap Growth Fund	1.55%		1,000.00	737.80	6.77
Mid-Cap Growth Fund	1.55%		1,000.00	657.50	6.46
Large-Cap Growth Fund	1.56%		1,000.00	656.70	6.50
U.S. Government Money Market Fund	1.26%		1,000.00	1,003.80	6.35

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.56%		1,000.00	1,017.29	7.91
Inverse S&P 500 Strategy Fund	1.72%		1,000.00	1,016.49	8.72
NASDAQ-100® Fund	1.59%		1,000.00	1,017.14	8.06
Inverse NASDAQ-100® Strategy Fund	1.74%		1,000.00	1,016.39	8.82
S&P 500 2x Strategy Fund	1.71%		1,000.00	1,016.54	8.67
NASDAQ-100® 2x Strategy Fund	1.75%		1,000.00	1,016.34	8.87
Mid-Cap 1.5x Strategy Fund	1.72%		1,000.00	1,016.49	8.72
Inverse Mid-Cap Strategy Fund	1.71%		1,000.00	1,016.54	8.67
Russell 2000® 2x Strategy Fund	1.73%		1,000.00	1,016.44	8.77
Russell 2000® 1.5x Strategy Fund	1.73%		1,000.00	1,016.44	8.77
Inverse Russell 2000® Strategy Fund	1.72%		1,000.00	1,016.49	8.72
Government Long Bond 1.2x Strategy Fund	1.25%		1,000.00	1,018.85	6.34
Inverse Government Long Bond Strategy Fund	2.68%		1,000.00	1,011.66	13.55
Europe 1.25x Strategy Fund	1.70%		1,000.00	1,016.59	8.62
Japan 1.25x Strategy Fund	1.69%		1,000.00	1,016.64	8.57
Dow 2x Strategy Fund	1.72%		1,000.00	1,016.49	8.72
Inverse Dow 2x Strategy Fund	1.73%		1,000.00	1,016.44	8.77
Small-Cap Value Fund	1.56%		1,000.00	1,017.29	7.91
Mid-Cap Value Fund	1.56%		1,000.00	1,017.29	7.91
Large-Cap Value Fund	1.57%		1,000.00	1,017.24	7.96
Small-Cap Growth Fund	1.55%		1,000.00	1,017.34	7.86
Mid-Cap Growth Fund	1.55%		1,000.00	1,017.34	7.86
Large-Cap Growth Fund	1.56%		1,000.00	1,017.29	7.91
U.S. Government Money Market Fund	1.26%		1,000.00	1,018.80	6.39

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	This ratio represents annualized Total Expenses, which include interest and dividend expense from securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 0.98% lower.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

NOVA FUND
OBJECTIVE: Seeks to provide investment returns that correspond to 150% of the daily performance of the S&P 500 Index.
Inception: May 7, 1997
The S&P 500 Index was down 37.00% in 2008, the worst year since Standard and Poor’s began publishing the index in 1957. The year began with continued concerns over the subprime mortgage crisis and weakening housing market as Bear Stearns collapsed and the Federal Reserve helped orchestrate a takeover of the industry giant by JPMorgan Chase & Co. in March. Fears of a recession increased throughout the year as a highly chaotic atmosphere that came to characterize U.S. equity markets took hold. Stock markets started to freefall after Lehman Brothers Holdings, Inc. filed for bankruptcy on September 15. One-month LIBOR rates spiked to 4.5875% as banks required a higher premium for taking on credit risk from other banks. Volatility also spiked as the VIX increased to a high of 80.86%.
To help calm financial markets, the U.S. government rescued the Federal National Mortgage Association known as Fannie Mae, the Federal Home Loan Mortgage Corp. known as Freddie Mac and American International Group (“AIG”), and released an infusion of cash in the hopes of firming up the balance sheets of major U.S. banking institutions. Then, on October 8, many governments announced massive spending plans in a coordinated effort to help boost global economic activity. These actions appeared to stabilize the financial markets for a short time as the S&P 500 Index ended the year at 903.25—up from its low of 752.44 on November 20. LIBOR rates have also fallen to less than half a percent and VIX decreased to 40% by year end.
Cumulative Fund Performance:
December 31, 1998 – December 31, 2008
As expected, no sector provided positive returns for the year. While investors sought growth, they also sought to shield themselves from the now global collapse of the nation’s housing market. Consumer staples, health care and utilities remained defensive during the year. Battered financials, materials and technology were the worst-performing sectors.
Rydex Nova Fund returned -54.47% for the year. The Fund achieved a daily correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Ten
	Year	Year	Year

NOVA FUND	-54.47%	-8.13%	-7.89%
S&P 500 INDEX	-37.00%	-2.19%	-1.38%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.	3.7%
Procter & Gamble Co.	1.7%
General Electric Co.	1.6%
AT&T, Inc.	1.5%
Johnson & Johnson, Inc.	1.5%
Chevron Corp.	1.4%
Microsoft Corp.	1.4%
Wal-Mart Stores, Inc.	1.1%
Wells Fargo & Co.	1.1%
Pfizer, Inc.	1.1%

Top Ten Total	16.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that inversely correlate to daily performance of the S&P 500 Index.
Inception: June 9, 1997
The S&P 500 Index was down 37.00% in 2008, the worst year since Standard and Poor’s began publishing the index in 1957. The year began with continued concerns over the subprime mortgage crisis and weakening housing market. Bear Stearns collapsed in March and the Federal Reserve helped orchestrate a takeover of Bear Stearns by JPMorgan Chase & Co. Fears of a recession increased throughout the year. Stock markets started to freefall after Lehman Brothers Holdings, Inc. bankruptcy on September 15. One-month LIBOR rates spiked to 4.5875% as banks required a higher premium for taking on credit risk from other banks. Volatility also spiked as the VIX increased to a high of 80.86%.
To help calm financial markets the U.S. government rescued the Federal National Mortgage Association known as Fannie Mae, the Federal Home Loan Mortgage Corp. known as Freddie Mac and American International Group (“AIG”), as well as firming up the balance sheets of major U.S. banks. Many central banks around the globe coordinated interest rate cuts. Then, on October 8, many governments announced massive spending plans to help boost global economic activity. These actions appear to be stabilizing the financial markets as the S&P 500 Index ended the year at 903.25, up from its low of 752.44 on November 20. LIBOR rates have also fallen to less than half a percent and VIX decreased to 40% by year end.
Cumulative Fund Performance:
December 31, 1998 – December 31, 2008
As expected, no sector provided positive returns for the year. Consumer staples, health care and utilities remained defensive and were the best-performing sectors for 2008. Battered financials, materials and technology were the worst-performing sectors.
Rydex Inverse S&P 500 Strategy Fund returned 39.25% for the year. The SEC’s three-week ban on shorting stocks in fall 2008 had no impact on the Fund’s ability to get short exposure to the broad index. The Fund achieved a daily correlation of more than 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Ten
	Year	Year	Year

INVERSE S&P 500 STRATEGY FUND	39.25%	2.96%	1.99%
S&P 500 INDEX	-37.00%	-2.19%	-1.38%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NASDAQ-100® FUND
OBJECTIVE: Seeks to provide investment results that correspond to the performance of the NASDAQ-100 Index® on a daily basis.
Inception: May 7, 1997
The NASDAQ-100 Index was down 41.49% in 2008. As expected, technology stocks were hit hard by decreased economic activity as well as forecasts of weaker consumer demand. The financial crisis impacted global economies and even stocks with a large proportion of foreign revenues suffered from weaker demand overseas. Many stocks have correspondingly lowered their revenue and earnings guidance for upcoming quarters.
Technology companies have responded to weaker economic growth by reducing spending on research and development and restructuring (or modifying) business plans to help increase profitability. Apple Inc. held the largest weight in the index throughout the year with the NASDAQ-100 Index’s modified cap weighting methodology. The large weighting combined with Apple, Inc.’s -56.91% return weighed heavily on the index’s negative performance for the year.
Cumulative Fund Performance:
December 31, 1998 – December 31, 2008
Rydex NASDAQ-100® Fund returned -41.91% for the year. The Fund achieved a daily correlation over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index.

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Ten
	Year	Year	Year

NASDAQ-100® FUND	-41.91%	-4.36%	-5.40%
NASDAQ-100 INDEX	-41.49%	-3.34%	-3.81%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.	8.5%
Qualcomm, Inc.	5.7%
Microsoft Corp.	4.8%
Gilead Sciences, Inc.	3.7%
Google, Inc. — Class A	3.6%
Oracle Corp.	3.1%
Cisco Systems, Inc.	2.7%
Intel Corp.	2.3%
Amgen, Inc.	2.3%
Teva Pharmaceutical Industries Ltd. — SP ADR	2.2%

Top Ten Total	38.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE NASDAQ-100® STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that inversely correlates to the daily performance of the NASDAQ-100 Index.
Inception: May 21, 2001
The NASDAQ-100 Index was down 41.49% in 2008. As expected, technology stocks were hit hard by decreased economic activity as well as forecasts of weaker consumer demand. The financial crisis impacted global economies and even stocks with a large proportion of foreign revenues suffered from weaker demand overseas. Many stocks have correspondingly lowered their revenue and earnings guidance for upcoming quarters.
Technology companies have responded to weaker economic growth by reducing spending on research and development and restructuring (or modifying) business plans to help increase profitability.
Apple Inc. held the largest weight in the index throughout the year with the NASDAQ-100 Index’s modified cap weighting methodology. The large weighting combined with Apple, Inc.’s -56.91% return weighed heavily on the index’s negative performance for the year.
Cumulative Fund Performance:
May 21, 2001 – December 31, 2008
Rydex Inverse NASDAQ-100® Strategy Fund returned 47.96% for the year. The SEC’s three-week ban on shorting stocks in fall 2008 had no impact on the Fund’s ability to get short exposure to the broad index. It achieved a daily correlation of more than 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(05/21/01)

INVERSE NASDAQ -100® STRATEGY FUND	47.96%	2.94%	1.77%
NASDAQ-100 INDEX	-41.49%	-3.34%	-3.81%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

S&P 500 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correspond to 200% of the daily performance of the S&P 500 Index.
Inception: October 1, 2001
The S&P 500 Index was down 37.00% in 2008, the worst year since Standard and Poor’s began publishing the index in 1957. The year began with continued concerns over the subprime mortgage crisis and weakening housing market as Bear Stearns collapsed and the Federal Reserve helped orchestrate a takeover of the industry giant by JPMorgan Chase & Co. in March. Fears of a recession increased throughout the year as a highly chaotic atmosphere that came to characterize U.S. equity markets took hold. Stock markets started to freefall after Lehman Brothers Holdings, Inc. filed for bankruptcy on September 15. One-month LIBOR rates spiked to 4.5875% as banks required a higher premium for taking on credit risk from other banks. Volatility also spiked as the VIX increased to a high of 80.86%.
To help calm financial markets, the U.S. government rescued Fannie Mae, Freddie Mac and AIG and released an infusion of cash in the hopes of firming up the balance sheets of major U.S. banking institutions. Then, on October 8, many governments announced massive spending plans in a coordinated effort to help boost global economic activity. These actions appeared to stabilize the financial markets for a short time as the S&P 500 Index ended the year at 903.25—up from its low of 752.44 on November 20. LIBOR rates have also fallen to less than half a percent and VIX decreased to 40% by year end.
Cumulative Fund Performance:
October 1, 2001 – December 31, 2008
As expected, no sector provided positive returns for the year. Consumer staples, health care and utilities remained defensive and were the best-performing sectors for 2008. Battered financials, materials and technology were the worst-performing sectors.
For the year, Rydex S&P 500 2x Strategy Fund returned -67.98%. The Fund achieved a daily correlation of more than 99% to its benchmark of 200% of the daily price movement of the S&P 500 Index.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(10/01/01)

S&P 500 2x STRATEGY FUND	-67.98%	-13.60%	-9.59%
S&P 500 INDEX	-37.00%	-2.19%	-0.06%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.	3.2%
Procter & Gamble Co.	1.4%
General Electric Co.	1.3%
AT&T, Inc.	1.3%
Johnson & Johnson, Inc.	1.3%
Chevron Corp.	1.2%
Microsoft Corp.	1.2%
Wal-Mart Stores, Inc.	1.0%
Wells Fargo & Co.	1.0%
Pfizer, Inc.	0.9%

Top Ten Total	13.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

NASDAQ-100® 2x STRATEGY FUND
OBJECTIVE: To provide investment results that will match the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index.
Inception: October 1, 2001
The NASDAQ-100 Index was down 41.49% in 2008. As expected, technology stocks were hit hard by decreased economic activity as well as forecasts of weaker consumer demand. The financial crisis impacted global economies and even stocks with a large proportion of foreign revenues suffered from weaker demand overseas. Many stocks have correspondingly lowered their revenue and earnings guidance for upcoming quarters.
Technology companies have responded to weaker economic growth by reducing spending on research and development and restructuring (or modifying) business plans to help increase profitability. Apple Inc. held the largest weight in the index throughout the year with the NASDAQ-100 Index’s modified cap weighting methodology. The large weighting combined with Apple, Inc.’s -56.91% return weighed heavily on the index’s negative performance for the year.
Cumulative Fund Performance:
October 1, 2001 – December 31, 2008
Rydex NASDAQ-100® 2x Strategy Fund returned -72.60% for the year. The Fund achieved a daily correlation of more than 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

*	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(10/01/01)

NASDAQ-100® 2x STRATEGY FUND	-72.60%	-16.42%	-12.31%
NASDAQ-100 INDEX	-41.49%	-3.34%	1.06%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The NASDAQ-100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	7.5%
Qualcomm, Inc.	5.1%
Microsoft Corp.	4.2%
Gilead Sciences, Inc.	3.3%
Google, Inc. — Class A	3.2%
Oracle Corp.	2.7%
Cisco Systems, Inc.	2.4%
Intel Corp.	2.0%
Amgen, Inc.	2.0%
Teva Pharmaceutical Industries Ltd. — SP ADR	1.9%

Top Ten Total	34.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP 1.5x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to that performance of the S&P MidCap 400™ Index. The Fund will attempt to consistently apply leverage to increase the Fund’s exposure to 150% of its daily benchmark.
Inception: October 1, 2001
The S&P MidCap 400 Index was down 36.23% in 2008 and was in-line with the performance of the large-cap S&P 500 Index, which was down 37.00% for the year. The weaker housing market and unfolding financial crisis hurt mid-cap companies throughout the year. Increasing fears of a recession were confirmed as the National Bureau of Economic Research announced late in 2008 that U.S. economic activity reached a peak in December 2007.
The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and T-bills and both investment grade and high yield corporate debt yields to rise dramatically. The actions of the governments and central banks around the world to rescue troubled firms culminated in large fiscal spending plans and coordinated interest rates cuts that helped calm financial markets by year-end.
Cumulative Fund Performance:
October 1, 2001 – December 31, 2008
Rydex Mid-Cap 1.5x Strategy Fund returned -54.83% for the year. The Fund achieved a daily correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(10/01/01)

MID-CAP 1.5x STRATEGY FUND	-54.83%	-6.36%	0.68%
S&P MIDCAP 400 INDEX	-36.23%	-0.08%	4.62%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Everest Re Group Ltd.	0.4%
Vertex Pharmaceuticals, Inc.	0.4%
Health Care REIT, Inc.	0.3%
W.R. Berkley Corp.	0.3%
O’Reilly Automotive, Inc.	0.3%
New York Community Bancorp, Inc.	0.3%
Martin Marietta Materials, Inc.	0.3%
MDU Resources Group, Inc.	0.3%
SAIC, Inc.	0.3%
Church & Dwight Co., Inc.	0.3%

Top Ten Total	3.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that inversely correspond to the daily performance of the S&P MidCap 400™ Index.
Inception: May 3, 2004
The S&P MidCap 400 Index was down 36.23% in 2008 and was in-line with the performance of the large-cap S&P 500 Index, which was down 37.00% for the year. The weaker housing market and unfolding financial crisis hurt mid-cap companies throughout the year. Increasing fears of a recession were confirmed as the National Bureau of Economic Research announced late in 2008 that U.S. economic activity reached a peak in December 2007.
The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and T-bills and both investment grade and high yield corporate debt yields to rise dramatically. The actions of the governments and central banks around the world to rescue troubled firms culminated in large fiscal spending plans and coordinated interest rates cuts that helped calm financial markets by year-end.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2008
Rydex Inverse Mid-Cap Strategy Fund returned 34.42% for the year. The SEC’s three-week ban on shorting stocks in fall 2008 had no impact on the Fund’s ability to get short exposure to the broad index. It achieved a daily correlation of more than 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

INVERSE MID-CAP STRATEGY FUND	34.42%	0.53%
S&P MIDCAP 400 INDEX	-36.23%	-0.63%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment returns that correspond to 200% of the daily performance of the Russell 2000® Index.
Inception: October 27, 2006
The Russell 2000 Index was down 33.79% in 2008. The weaker housing market and unfolding financial crisis hurt small-cap companies throughout the year. Increasing fears of a recession were confirmed as the National Bureau of Economic Research announced late in 2008 that U.S. economic activity reached a peak in December 2007.
The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and treasury bills and both investment grade and high yield corporate debt yields to rise dramatically. The actions of the governments and central banks around the world to assist, and even rescue, troubled firms, announce large fiscal spending plans and coordinated interest rate cuts had helped calm financial markets by year-end.
Even with a flight to less risky assets, the Russell 2000 Index outperformed the large-cap S&P 500 Index, which was down 37.00% for the year. The main reason for the outperformance was that smaller-cap financial stocks outperformed larger-cap financial stocks even though financial stocks comprise a larger weight in the Russell 2000 Index than in the S&P 500 Index.
Cumulative Fund Performance:
October 27, 2006 – December 31, 2008
Rydex Russell 2000® 2x Strategy Fund returned -66.18% for the year. The Fund achieved a daily correlation of more than 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(10/27/06)

RUSSELL 2000® 2x STRATEGY FUND	-66.18%	-41.80%
RUSSELL 2000 INDEX	-33.79%	-16.68%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Ralcorp Holdings, Inc.	0.2%
Myriad Genetics, Inc.	0.2%
Alexion Pharmaceuticals, Inc.	0.2%
Waste Connections, Inc.	0.2%
Realty Income Corp.	0.1%
Piedmont Natural Gas Co.	0.1%
ITC Holdings Corp.	0.1%
Comstock Resources, Inc.	0.1%
OSI Pharmaceuticals, Inc.	0.1%
Westar Energy, Inc.	0.1%

Top Ten Total	1.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® 1.5x STRATEGY FUND
OBJECTIVE: Seeks to provide investment returns that correlate to the performance of the Russell 2000 Index. The Fund will attempt to consistently apply leverage to increase the Fund’s exposure to 150% of the benchmark.
Inception: October 1, 2001
The Russell 2000 Index was down 33.79% in 2008. The weaker housing market and unfolding financial crisis hurt small-cap companies throughout the year. Increasing fears of a recession were confirmed as the National Bureau of Economic Research announced late in 2008 that U.S. economic activity reached a peak in December 2007.
The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and treasury bills and both investment grade and high yield corporate debt yields to rise dramatically. The actions of the governments and central banks around the world to assist, and even rescue, troubled firms, announce large fiscal spending plans and coordinated interest rates cuts had helped calm financial markets by year end.
Even with a flight to less risky assets, the Russell 2000 Index outperformed the large-cap S&P 500 Index, which was down 37.00% for the year. The main reason for the outperformance was that smaller-cap financial stocks outperformed larger-cap financial stocks even though financial stocks comprise a larger weight in the Russell 2000 Index than in the S&P 500 Index.
Cumulative Fund Performance:
October 1, 2001 – December 31, 2008
Rydex Russell 2000 ® 1.5x Strategy Fund returned -51.36% for the year. It achieved a daily correlation of more than 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(10/01/01)

RUSSELL 2000 ® 1.5x STRATEGY FUND	-51.36%	-6.54%	-0.34%
RUSSELL 2000 INDEX	-33.79%	-0.93%	4.52%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure 12 % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Ralcorp Holdings, Inc.	0.3%
Myriad Genetics, Inc.	0.3%
Alexion Pharmaceuticals, Inc.	0.2%
Waste Connections, Inc.	0.2%
Realty Income Corp.	0.2%
Piedmont Natural Gas Co.	0.2%
OSI Pharmaceuticals, Inc.	0.2%
ITC Holdings Corp.	0.2%
Comstock Resources, Inc.	0.2%
Westar Energy, Inc.	0.2%

Top Ten Total	2.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE RUSSELL 2000® STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that inversely correspond to daily performance of the Russell 2000 Index.
Inception: May 3, 2004
The Russell 2000 Index was down 33.79% in 2008. The weaker housing market and unfolding financial crisis hurt small-cap companies throughout the year. Increasing fears of a recession were confirmed as the National Bureau of Economic Research announced late in 2008 that U.S. economic activity reached a peak in December 2007.
The bankruptcy of Lehman Brothers Holdings, Inc. in September caused a flight away from risk stocks into the safety of government bonds and treasury bills and both investment grade and high yield corporate debt yields to rise dramatically. The actions of the governments and central banks around the world to assist, and even rescue, troubled firms, announce large fiscal spending plans and coordinated interest rates cuts had helped calm financial markets by year end.
Even with a flight to less risky assets, the Russell 2000 ®Index outperformed the large-cap S&P 500 Index, which was down 37.00% for the year. The main reason for the outperformance was that smaller-cap financial stocks outperformed larger-cap
Cumulative Fund Performance:
May 3, 2004 – December 31, 2008
financial stocks even though financial stocks comprise a larger weight in the Russell 2000 Index than in the S&P 500 Index.
Rydex Inverse Russell 2000 ® Strategy Fund returned 24.69% for the year. The SEC’s three-week ban on shorting stocks in fall 2008 had no impact on the Fund’s ability to get short exposure to the broad index. It achieved a daily correlation of more than 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

INVERSE RUSSELL 2000 ® STRATEGY FUND	24.69%	-0.86%
RUSSELL 2000 INDEX	-33.79%	-1.39%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 2000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

16    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND
OBJECTIVE: To provide investment results that corresponds to a benchmark for U.S. government securities. The Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.
Inception: August 8, 1997
During the first quarter of 2008, volatility prevailed at the long end of the Treasury curve, as the market reacted alternately to the Federal Reserve’s remedial response to subprime issues and the overriding fear of recession. On April 30, the Fed lowered its target rate to 2.00%, following three previous rate cuts that began on January 22 at 4.25%.
During April through mid-September, investors awaited the outcome of lower Fed Funds rates and the unconventional means utilized by the Treasury and the Federal Reserve to end the crisis brought on by subprime mortgage write-downs and home foreclosures. The Federal Open Market Committee (“FOMC”) meetings through the second and third quarters introduced the Fed’s concern regarding the risk of inflation. The Long Bond yield, although volatile, remained within a narrow trading range and averaged 4.53% for the period.
In September and October, the U.S. placed the government-sponsored agencies (“GSEs”) into conservatorship and saved AIG. Lehman Brothers filed Chapter 11, Bank of America acquired Merrill Lynch and the auto industry was in need of a bailout. These and other unprecedented events led to increasing investor fear and uncertainty.
Cumulative Fund Performance:
December 31, 1998 – December 31, 2008
In November, investors fled to the safety of Treasuries. The 30-year bond yield reached historical lows and closed out the year at 2.68%.
The Government Long Bond 1.2x Strategy Fund benefits from a falling interest rate environment. Since, the 30-year bond yield was, on average, lower, the Fund adhered to its objective and closed up 44.87%.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Ten
	Year	Year	Year

GOVERNMENT LONG BOND 1.2x STRATEGY FUND	44.87%	12.46%	7.33%
PRICE MOVEMENT OF LONG TREASURY BOND	26.53%	5.73%	2.19%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	24.03%	9.73%	8.10%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in U.S. Government securities and in derivative instruments such as futures and options contracts.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND
OBJECTIVE: To provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.
Inception: May 1, 2003
During the first quarter of 2008, the Federal Reserve continued its response to the subprime mortgage crisis adding volatility to the 30-year bond.
The Fed dropped the central bank’s target rate to 2.00% on April 30 from 4.25% in January, pushing short-term rates lower. Since the FOMC meetings during the second and third quarters indicated a risk of inflation, the Long Bond maintained an average yield of 4.53% for the period.
The Treasury and the Federal Reserve brought forth tools to save the GSE’s, investment and commercial banks, insurance companies and others in an unparalleled effort to keep the economy moving.
Cumulative Fund Performance: May 1, 2003 – December 31, 2008

In November, with little sign of a near-term recovery, fear and uncertainty impacted the Treasury market resulting in a flight to quality that took long Treasuries to historic lows and the 30-year bond to 2.68% by year-end.
Since the 30-year bond yield was, on average, lower over the period, the Fund closed down 30.21%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(05/01/03)

INVERSE GOVERNMENT LONG BOND STRATEGY FUND	-30.21%	-9.42%	-8.47%
PRICE MOVEMENT OF LONG TREASURY BOND	26.53%	5.73%	4.20%
BARCLAYS CAPITAL LONG TREASURY BOND INDEX	24.03%	9.73%	8.55%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Barclays Capital Long Treasury Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The price movement of the Long Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in short sales and derivative instruments such as futures contracts, and options on index futures.

18    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND
OBJECTIVE: Seeks to provide investment returns that correlate to the performance of the Dow Jones STOXX® 50 Index. The Fund will attempt to consistently apply leverage to increase the Fund’s exposure to 125% of its benchmark.
Inception: October 1, 2001
International markets were not immune to the financial crisis, which spread from the U.S. Continued concerns about a weakening global economy weighed heavily on stocks around the world. The Dow Jones STOXX 50 Index was down 43.65% for the year as European stocks underperformed U.S. stocks. Weakening European currencies detracted from the index’s overall performance in terms of U.S. dollars. Rydex Europe 1.25x Strategy Fund returned -54.86% for the year. It achieved a daily correlation of more than 97% to its benchmark of 125% of the daily price movement of the Dow Jones STOXX 50 Index.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent
Cumulative Fund Performance:
October 1, 2001 – December 31, 2008
discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(10/01/01)

EUROPE 1.25x STRATEGY FUND	-54.86%	-3.97%	-0.88%
DOW JONES STOXX 50 INDEX	-43.65%	0.26%	2.58%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones STOXX 50 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Novartis AG — SP ADR	5.5%
BP PLC — SP ADR	4.6%
GlaxoSmithKline PLC — SP ADR	4.6%
Telefonica SA — SP ADR	4.2%
Total SA — SP ADR	4.1%
Vodafone Group PLC — SP ADR	3.8%
France Telecom SA — SP ADR	3.6%
Sanofi-Aventis — SP ADR	3.6%
Royal Dutch Shell PLC — SP ADR	3.2%
HSBC Holdings PLC — SP ADR	2.8%

Top Ten Total	40.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

JAPAN 1.25x STRATEGY FUND
OBJECTIVE: The Japan 1.25x Strategy Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the Topix 100 Index.
Inception: October 1, 2001
International markets were not immune to the financial crisis, which spread from the U.S. in 2008. Continued concerns about a weakening global economy weighed heavily on stocks around the world.
Japanese stocks outperformed U.S. stocks as the S&P 500 was down 37.00%. The strengthening Japanese Yen added to the overall Index’s performance in terms of U.S. dollars. As a result, the Rydex Japan 1.25x Strategy Fund returned -32.97% for the year. The Fund achieved a daily correlation of more than 91% to its benchmark.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent dis-
Cumulative Fund Performance:
October 1, 2001 – December 31, 2008
crepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Since Inception
	Year	Year	(10/01/01)

JAPAN 1.25x STRATEGY FUND	-32.97%	-3.64%	-2.38%
TOPIX 100 INDEX	-30.06%	-0.62%	0.56%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Topix 100 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

20    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

DOW 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correspond to 200% of the daily performance of the Dow Jones Industrial AverageSM Index.
Inception: May 3, 2004
The Dow Jones Industrial Average Index (“DJIA”) was down a historic 31.93% in 2008. The year began with continued concerns over the subprime mortgage crisis and weakening housing market. Stock markets started to freefall after Lehman Brothers Holding’s Inc. bankruptcy on September 15. Inter-bank lending rates and volatility spiked and investors fled risky assets such as stocks to more conservative investments such as government bonds and bills.
Fears of a global recession increased throughout the year, culminating with the U.S. government attempting to calm global financial markets by rescuing Fannie Mae, Freddie Mac and AIG, while also shoring up the balance sheets of major U.S. banks. This unprecedented action helped to lower lending rates and volatility by the close of 2008.
Two stocks that seemed to weather the 2008 crisis were McDonald’s Corp. and Wal-Mart Stores, Inc., while AIG, Boeing Co. and American Express contributed the most to the DJIA’s negative performance for the year.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2008
Rydex Dow 2x Strategy Fund returned -61.71% for the year. The Fund achieved a daily correlation of more than 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

DOW 2x STRATEGY FUND	-61.71%	-11.53%
DOW JONES INDUSTRIAL AVERAGE INDEX	-31.93%	-1.05%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

International Business Machines Corp.	4.5%
Exxon Mobil Corp.	4.3%
Chevron Corp.	4.0%
McDonald’s Corp.	3.3%
Procter & Gamble Co.	3.3%
Johnson & Johnson, Inc.	3.2%
3M Co.	3.1%
Wal-Mart Stores, Inc.	3.0%
United Technologies Corp.	2.9%
Coca-Cola Co.	2.4%

Top Ten Total	34.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    21

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)(continued)

INVERSE DOW 2x STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that inversely correspond to 200% of the daily performance of the Dow Jones Industrial Average Index.
Inception: May 3, 2004
The DJIA was down a historic 31.93% in 2008. The year began with continued concerns over the subprime mortgage crisis and weakening housing market. Stock markets started to freefall after Lehman Brothers Holding’s Inc. bankruptcy on September 15. Inter-bank lending rates and volatility spiked and investors fled risky assets such as stocks to more conservative investments such as government bonds and bills.
Fears of a global recession increased throughout the year culminating with the U.S. government attempting to calm global financial markets by rescuing Fannie Mae, Freddie Mac and AIG, while also shoring up the balance sheets of major U.S. banks. This unprecedented action helped to lower lending rates and volatility by the close of 2008.
Two stocks that seemed to weather the 2008 crisis were McDonald’s Corp. and Wal-Mart Stores, Inc., while AIG, Boeing Co. and American Express contributed the most to the DJIA’s negative performance for the year.
Rydex Inverse Dow 2x Strategy Fund returned 60.84% for the year. The SEC’s three-week ban on shorting stocks in fall 2008
Cumulative Fund Performance: May 3, 2004 – December 31, 2008

had no impact on the Fund’s ability to get short exposure to the broad index. It achieved a daily correlation of more than 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial Average.
The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

INVERSE DOW 2x STRATEGY FUND	60.84%	0.64%
DOW JONES INDUSTRIAL AVERAGE INDEX	-31.93%	-1.05%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Dow Jones Industrial Average Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as equity index swap agreements, futures contracts, and options on index futures.

22    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND
OBJECTIVE: Seeks to provide investment results that correspond to the daily performance of the S&P SmallCap 600/Citigroup Pure Value Index.
Inception: May 3, 2004
The S&P SmallCap 600/Citigroup Pure Value Index was down 41.73% for the year. Across all pure style boxes smaller-cap stocks tended to outperform larger-cap stocks and growth stocks tended to outperform value stocks. Larger-cap stocks were hurt more than smaller-cap stocks over the past year as the global economy slipped into a recession. Growth stocks beat value stocks over the past year as investors placed a premium on growth in a slowing economic environment.
The utilities sector was the only one that contributed positive returns for the year. The worst-performing sectors were technology and energy. Rydex Small-Cap Value Fund returned -43.50% for the year.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

SMALL-CAP VALUE FUND	-43.50%	-8.64%
S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX	-41.73%	-5.20%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600/Citigroup Pure Value Index is and unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

BankAtlantic Bancorp, Inc. — Class A	2.0%
Brunswick Corp.	2.0%
Standard Motor Products, Inc.	2.0%
OfficeMax Inc.	1.9%
Sonic Automotive, Inc.	1.8%
Lithia Motors, Inc. — Class A	1.8%
Insight Enterprises, Inc.	1.7%
AH Belo Corp. — Class A	1.7%
Guaranty Financial Group, Inc.	1.6%
Oxford Industries, Inc.	1.6%

Top Ten Total	18.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    23

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP VALUE FUND
OBJECTIVE: Seeks to provide investment results that correspond to the daily performance of the S&P MidCap 400/Citigroup Pure Value Index.
Inception: May 3, 2004
The S&P Midcap 400/Citigroup Pure Value Index was down 42.59% for the year. Across all pure style boxes smaller-cap stocks tended to outperform larger-cap stocks and growth stocks tended to outperform value stocks. Larger-cap stocks were hurt more than smaller-cap stocks over the past year as the global economy slipped into a recession. Growth stocks beat value stocks over the past year as investors placed a premium on growth in a slowing economic environment.
Energy was the only sector that contributed positive returns for the year. The worst-performing sectors were consumer discretionary and materials. Rydex Mid-Cap Value Fund returned -43.63% for the year.
Cumulative Fund Performance: May 3, 2004 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

MID-CAP VALUE FUND	-43.63%	-5.09%
S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX	-42.59%	-3.16%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

ArvinMeritor, Inc.	2.8%
Temple-Inland, Inc.	2.7%
Colonial BancGroup, Inc.	2.6%
Oshkosh Corp.	2.6%
Modine Manufacturing Co.	2.2%
Ashland, Inc.	2.2%
Protective Life Corp.	2.1%
Furniture Brands International, Inc.	2.0%
Belo Corp. — Class A	1.8%
Kelly Services, Inc. — Class A	1.8%

Top Ten Total	22.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

24    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND
OBJECTIVE: Seeks to provide investment results that correspond to the daily performance of the S&P 500/Citigroup Pure Value Index.
Inception: May 3, 2004
The S&P 500/Citigroup Pure Value Index was down 47.88% for the year. Across all pure style boxes smaller-cap stocks tended to outperform larger-cap stocks and growth stocks tended to outperform value stocks. Large-cap stocks were hurt more than small-cap stocks over the past year as the global economy slipped into a recession. Growth stocks beat value stocks over the past year as investors placed a premium on growth in a slowing economic environment.
There were no specific sectors that provided positive returns for the year. The best-performing sectors were utilities and energy. The worst-performing sectors were financials and technology. Rydex Large-Cap Value Fund returned -48.65% for the year.
Cumulative Fund Performance:
May 3, 2004 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

LARGE-CAP VALUE FUND	-48.65%	-8.23%
S&P 500/CITIGROUP PURE VALUE INDEX	-47.88%	-3.97%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500/Citigroup Pure Value Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

ProLogis	3.5%
SUPERVALU, INC.	2.3%
CIT Group, Inc.	2.3%
Hartford Financial Services Group, Inc.	2.3%
XL Capital Ltd.	2.2%
Tesoro Corp.	2.1%
American Capital Ltd.	2.0%
Office Depot, Inc.	2.0%
American International Group, Inc.	2.0%
Genworth Financial, Inc. — Class A	1.8%

Top Ten Total	22.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    25

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SMALL-CAP GROWTH FUND
OBJECTIVE: Seeks to provide investment results that correspond to the daily performance of the S&P SmallCap 600/CitiGroup Pure Growth Index.
Inception: May 3, 2004
The S&P SmallCap 600/Citigroup Pure Growth Index was down 33.11% for the year. Across all pure boxes small-cap stocks tended to outperform large-cap stocks and growth stocks tended to outperform value stocks. Large-cap stocks were hurt more than small-caps over the past year as the global economy slipped into a recession. Growth stocks beat out value stocks in 2008 as investors placed a premium on growth in a slowing economic environment.
The best-performing sectors for 2008 were industrials and financials. The worst-performing sectors remained energy and consumer staples. Rydex Small-Cap Growth Fund returned -34.32% for the year.
Cumulative Fund Performance: May 3, 2004 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

SMALL-CAP GROWTH FUND	-34.32%	-2.96%
S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX	-33.11%	-0.79%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P SmallCap 600/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Palomar Medical Technologies, Inc.	1.3%
TradeStation Group, Inc.	1.2%
Viropharma, Inc.	1.2%
NutriSystem, Inc.	1.2%
Stamps.com, Inc.	1.2%
True Religion Apparel, Inc.	1.2%
Cubist Pharmaceuticals, Inc.	1.2%
Basic Energy Services, Inc.	1.1%
Intevac, Inc.	1.1%
LCA-Vision, Inc.	1.1%

Top Ten Total	11.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND
OBJECTIVE: Seeks to provide investment results that correspond to the daily performance of the S&P MidCap 400/Citigroup Pure Growth Index.
Inception: May 3, 2004
The S&P MidCap 400/Citigroup Pure Growth Index was down 35.17% for the year. Across all boxes smaller-cap stocks tended to outperform larger-cap stocks and growth stocks tended to outperform value stocks. Larger-cap stocks were hurt more than smaller-cap stocks over the past year as the global economy slipped into a recession. Growth stocks beat value stocks over the past year as investors placed a premium on growth in a slowing economic environment.
No sectors provided positive returns for the year. The best-performing sectors were financials and consumer discretionary. The worst-performing sectors were materials and energy. Rydex Mid-Cap Growth Fund returned -36.12% for the year.
Cumulative Fund Performance: May 3, 2004 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

MID-CAP GROWTH FUND	-36.12%	-3.09%
S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX	-35.17%	-0.82%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P MidCap 400/Citigroup Pure Growth Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Sepracor, Inc.	1.8%
Sotheby’s	1.8%
United Therapeutics Corp.	1.8%
Hansen Natural Corp.	1.8%
J. Crew Group, Inc.	1.7%
CommScope, Inc.	1.6%
Cliffs Natural Resources, Inc.	1.5%
Lam Research Corp.	1.5%
Joy Global, Inc.	1.5%
Energizer Holdings, Inc.	1.4%

Top Ten Total	16.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    27

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LARGE-CAP GROWTH FUND
OBJECTIVE: Seeks to provide investment results that correspond to the daily performance of the S&P 500/Citigroup Pure Growth Index.
Inception: May 3, 2004
The S&P 500/Citigroup Pure Growth Index was down 38.99% for the year. Across all pure style boxes, small-cap stocks tended to outperform their large-cap counterparts and growth stocks tended to outperform value stocks. Large-cap stocks were hurt more than small-caps over the past year, as the global economy slipped into a recession. That being said, growth stocks beat out value stocks in 2008 as investors placed a premium on growth strategies in a slowing economic environment.
Understandably, no sectors provided positive returns for the year. The best-performing sectors were consumer staples and health care. The worst performing were utilities and financials.
Rydex Large-Cap Growth Fund returned -39.80% for the year.
Cumulative Fund Performance: May 3, 2004 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Since Inception
	Year	(05/03/04)

LARGE-CAP GROWTH FUND	-39.80%	-7.19%
S&P500/CITIGROUP PURE GROWTH INDEX	-38.99%	-3.83%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500/Citigroup Pure Growth Index is and unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Celgene Corp.	1.5%
Intuitive Surgical, Inc.	1.5%
Titanium Metals Corp.	1.5%
Sunoco, Inc.	1.4%
IntercontinentalExchange, Inc.	1.4%
Sears Holdings Corp.	1.3%
Nucor Corp.	1.3%
NYSE Euronext	1.3%
Agilent Technologies, Inc.	1.3%
Freeport-McMoRan Copper & Gold, Inc.	1.2%

Top Ten Total	13.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

28    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

U.S. GOVERNMENT MONEY MARKET FUND
OBJECTIVE: The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.
Inception: May 7, 1997
As subprime mortgage delinquencies and mortgage foreclosures increased and profits at mortgage banks continued to fall, a credit crisis unfolded in 2008. The U.S. Treasury and the Federal Reserve brought forth unconventional tools to support the financial markets and stimulate consumer spending and economic growth.
Throughout the year, it was difficult to fathom the demise of Lehman Brothers Holdings, Inc., the Government’s decision to rescue banks, insurers and auto companies, the conservatorship of Fannie Mae and Freddie Mac, the issuance of money market fund protective insurance and even negative yields for the 3-month T-Bill.
The Federal Reserve stepped up its easing operations through eight scheduled and two interim meetings. By December 16, the central bank had pushed its target rate down to a range of 0.25% from 4.25% to encourage bank lending and consumer borrowing.
As a result, money market rates dropped to the lowest in history, forcing some funds to close to new investors.
The Rydex U.S. Government Money Market Fund holds GSEs and repurchase agreements (Repos), collateralized by U.S Treasuries.
For 2008, the Rydex U.S. Government Money Market Fund returned 1.14%
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

	One	Five	Ten
	Year	Year	Year

U.S. GOVERNMENT MONEY MARKET FUND	1.14%	2.21%	2.33%

Holdings Diversification (Market Exposure as % of Net Assets)
FAB — Federal Agency Bonds
FADN — Federal Agency Discount Notes
The Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    29

SCHEDULE OF INVESTMENTS
December 31, 2008
     NOVA FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 71.8%
INFORMATION TECHNOLOGY 11.0%
Microsoft Corp.	24,490	$476,086
International Business Machines Corp.	4,300	361,888
Cisco Systems, Inc.*	18,740	305,462
Hewlett-Packard Co.	7,833	284,260
Intel Corp.	17,800	260,948
Apple, Inc.*	2,849	243,162
Google, Inc. — Class A*	765	235,352
Oracle Corp.*	12,546	222,441
Qualcomm, Inc.	5,303	190,006
EMC Corp*	6,540	68,474
Texas Instruments, Inc.	4,150	64,408
Automatic Data Processing, Inc.	1,630	64,124
Dell, Inc.*	5,539	56,719
Yahoo!, Inc.*	4,440	54,168
eBay, Inc.*	3,440	48,022
Corning, Inc.	4,980	47,459
Applied Materials, Inc.	4,302	43,579
Symantec Corp.*	2,679	36,220
Adobe Systems, Inc.*	1,700	36,193
MasterCard, Inc.	230	32,874
Western Union Co.	2,290	32,839
Motorola, Inc.	7,258	32,153
Juniper Networks, Inc.*	1,690	29,592
Paychex, Inc.	1,029	27,042
Intuit, Inc.*	1,030	24,504
Broadcom Corp. — Class A*	1,415	24,013
Tyco Electronics Ltd.	1,470	23,829
CA, Inc.	1,260	23,348
Xerox Corp.	2,768	22,061
Fiserv, Inc.*	510	18,549
Analog Devices, Inc.	928	17,651
Agilent Technologies, Inc.*	1,120	17,506
Computer Sciences Corp.*	488	17,148
McAfee, Inc.*	490	16,939
Cognizant Technology
Solutions Corp. — Class A*	928	16,760
Electronic Arts, Inc.*	1,033	16,569
Harris Corp.	430	16,362
BMC Software, Inc.*	600	16,146
Altera Corp.	950	15,875
Linear Technology Corp.	710	15,705
Xilinx, Inc.	879	15,664
NetApp, Inc.*	1,064	14,864
Affiliated Computer Services, Inc. — Class A*	310	14,245
Autodesk, Inc.*	719	14,128
Nvidia Corp.*	1,720	13,880
Citrix Systems, Inc.*	580	13,671
Flir Systems, Inc.*	440	13,499
Amphenol Corp.	560	13,429
VeriSign, Inc.*	617	11,772

		MARKET
	SHARES	VALUE

KLA-Tencor Corp.	540	$11,767
Microchip Technology, Inc.	580	11,327
Salesforce.com, Inc.*	340	10,883
MEMC Electronic Materials, Inc.*	719	10,267
Fidelity National Information Services, Inc.	610	9,925
Sun Microsystems, Inc.*	2,370	9,053
Total System Services, Inc.	630	8,820
Teradata Corp.*	560	8,305
Akamai Technologies, Inc.*	540	8,149
SanDisk Corp.*	720	6,912
LSI Logic Corp.*	2,070	6,810
Lexmark International, Inc.*	250	6,725
Molex, Inc.	450	6,521
Micron Technology, Inc.*	2,449	6,465
National Semiconductor Corp.	615	6,193
QLogic Corp.*	410	5,510
Compuware Corp.*	790	5,333
Tellabs, Inc.*	1,269	5,228
Jabil Circuit, Inc.	668	4,509
Novell, Inc.*	1,105	4,298
Advanced Micro Devices, Inc.*	1,952	4,216
Novellus Systems, Inc.*	310	3,825
JDS Uniphase Corp.*	695	2,537
Convergys Corp.*	390	2,500
Teradyne, Inc.*	541	2,283
Ciena Corp.*	290	1,943

Total Information Technology		3,851,892

HEALTH CARE 10.6%
Johnson & Johnson, Inc.	8,888	531,769
Pfizer, Inc.	21,593	382,412
Abbott Laboratories	4,969	265,196
Merck & Company, Inc.	6,770	205,808
Amgen, Inc.*	3,385	195,484
Wyeth	4,261	159,830
Gilead Sciences, Inc.*	2,949	150,812
Bristol-Myers Squibb Co.	6,336	147,312
Eli Lilly & Co.	3,194	128,622
Medtronic, Inc.	3,579	112,452
Baxter International, Inc.	1,990	106,644
UnitedHealth Group, Inc.	3,870	102,942
Schering-Plough Corp.	5,207	88,675
Celgene Corp.*	1,470	81,262
WellPoint, Inc.*	1,627	68,546
Medco Health Solutions, Inc.*	1,590	66,637
Covidien Ltd.	1,609	58,310
Genzyme Corp.*	870	57,742
Becton, Dickinson & Co.	779	53,276
Thermo Fisher Scientific, Inc.*	1,349	45,960
Biogen Idec, Inc.*	925	44,058
Express Scripts, Inc.*	790	43,434
Aetna, Inc.	1,480	42,180
Cardinal Health, Inc.	1,150	39,640
Allergan, Inc.	978	39,433

30 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     NOVA FUND

		MARKET
	SHARES	VALUE

Boston Scientific Corp.*	4,809	$37,222
St. Jude Medical, Inc.*	1,100	36,256
McKesson Corp.	879	34,044
Stryker Corp.	780	31,161
Zimmer Holdings, Inc.*	720	29,102
C.R. Bard, Inc.	320	26,963
Quest Diagnostics, Inc.	509	26,422
Forest Laboratories, Inc.*	969	24,680
Laboratory Corporation of America Holdings*	350	22,543
Humana, Inc.*	535	19,945
AmerisourceBergen Corp.	500	17,830
Cephalon, Inc.*	220	16,949
Intuitive Surgical, Inc.*	130	16,509
DaVita, Inc.*	329	16,309
CIGNA Corp.	878	14,794
Varian Medical Systems, Inc.*	400	14,016
Hospira, Inc.*	510	13,678
DENTSPLY International, Inc.	480	13,555
Life Technologies Corp.*	550	12,820
Waters Corp.*	310	11,361
Mylan Laboratories, Inc.*	980	9,692
Millipore Corp.*	180	9,274
Watson Pharmaceuticals, Inc.*	340	9,034
IMS Health, Inc.	579	8,778
King Pharmaceuticals, Inc.*	790	8,390
Coventry Health Care, Inc.*	480	7,142
Patterson Companies, Inc.*	290	5,438
PerkinElmer, Inc.	380	5,286
Tenet Healthcare Corp.*	1,325	1,524

Total Health Care		3,719,153

ENERGY 9.6%
Exxon Mobil Corp.	16,280	1,299,632
Chevron Corp.	6,510	481,545
ConocoPhillips	4,770	247,086
Schlumberger Ltd.	3,830	162,124
Occidental Petroleum Corp.	2,590	155,374
Devon Energy Corp.	1,409	92,585
Apache Corp.	1,065	79,374
XTO Energy, Inc.	1,845	65,073
Marathon Oil Corp.	2,260	61,834
Anadarko Petroleum Corp.	1,470	56,668
EOG Resources, Inc.	800	53,264
Halliburton Co.	2,860	51,995
Hess Corp.	909	48,759
Valero Energy Corp.	1,650	35,706
National-Oilwell Varco, Inc.*	1,335	32,627
Southwestern Energy Co.*	1,100	31,867
Baker Hughes, Inc.	980	31,429
Spectra Energy Corp.	1,960	30,850
Chesapeake Energy Corp.	1,726	27,909
Noble Energy, Inc.	550	27,071
Murphy Oil Corp.	610	27,053
Williams Companies, Inc.	1,849	26,774
Weatherford International Ltd.*	2,180	23,588

		MARKET
	SHARES	VALUE

Peabody Energy Corp.	850	$19,338
Noble Corp.	850	18,777
El Paso Corp.	2,250	17,618
Range Resources Corp.	500	17,195
Consol Energy, Inc.	580	16,576
Sunoco, Inc.	370	16,080
Smith International, Inc.	697	15,954
Cameron International Corp.*	698	14,309
ENSCO International, Inc.	450	12,776
Nabors Industries Ltd.*	910	10,893
BJ Services Co.	930	10,853
Cabot Oil & Gas Corp.	330	8,580
Pioneer Natural Resources Co.	380	6,148
Tesoro Corp.	440	5,795
Rowan Companies, Inc.	360	5,724
Massey Energy Co.	270	3,723

Total Energy		3,350,526

FINANCIALS 9.5%
Wells Fargo & Co.	13,500	397,980
JPMorgan Chase & Co.	11,943	376,563
Bank of America Corp.	20,470	288,218
U.S. Bancorp	5,615	140,431
Goldman Sachs Group, Inc.	1,422	120,003
Citigroup, Inc.	17,441	117,029
Bank of New York Mellon Corp.	3,683	104,339
MetLife, Inc.	2,539	88,510
Travelers Companies, Inc.	1,870	84,524
American Express Co.	3,704	68,709
AFLAC, Inc.	1,490	68,302
PNC Financial Services Group, Inc.	1,370	67,130
Chubb Corp.	1,140	58,140
Allstate Corp.	1,720	56,347
Morgan Stanley	3,400	54,536
State Street Corp.	1,382	54,354
BB&T Corp.	1,768	48,549
Charles Schwab Corp.	3,002	48,542
CME Group, Inc.	210	43,703
Prudential Financial, Inc.	1,360	41,154
Marsh & McLennan Companies, Inc.	1,649	40,021
Capital One Financial Corp.	1,253	39,958
Aon Corp.	860	39,285
Simon Property Group, Inc.	720	38,254
Northern Trust Corp.	710	37,019
SunTrust Banks, Inc.	1,134	33,498
Loews Corp.	1,163	32,855
Progressive Corp.	2,159	31,975
Public Storage	400	31,800
Franklin Resources, Inc.	480	30,614
T. Rowe Price Group, Inc.	829	29,380
Hudson City Bancorp, Inc.	1,674	26,717
Vornado Realty Trust	438	26,433
Equity Residential	874	26,063
NYSE Euronext	847	23,191

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     NOVA FUND

		MARKET
	SHARES	VALUE

HCP, Inc.	810	$22,494
Boston Properties, Inc.	390	21,450
People’s United Financial, Inc.	1,110	19,791
Unum Group	1,060	19,716
IntercontinentalExchange, Inc.*	230	18,961
Principal Financial Group, Inc.	827	18,665
Plum Creek Timber Company,
Inc. (REIT)	530	18,412
Invesco Ltd.	1,230	17,761
Regions Financial Corp.	2,221	17,679
Ameriprise Financial, Inc.	690	16,118
Hartford Financial Services
Group, Inc.	960	15,763
Lincoln National Corp.	820	15,449
Fifth Third Bancorp	1,852	15,298
Cincinnati Financial Corp.	519	15,087
AvalonBay Communities, Inc.	246	14,903
Discover Financial Services	1,537	14,648
M&T Bank Corp.	246	14,123
KeyCorp	1,587	13,521
American International
Group, Inc.	8,606	13,512
SLM Corp.*	1,500	13,350
KIMCO Realty Corp.	725	13,253
Host Hotels & Resorts, Inc.	1,669	12,634
Moody’s Corp.	620	12,456
Torchmark Corp.	270	12,069
ProLogis	850	11,807
Assurant, Inc.	380	11,400
Marshall & Ilsley Corp.	830	11,321
Leucadia National Corp.*	570	11,286
Nasdaq Stock Market, Inc.*	440	10,872
Legg Mason, Inc.	450	9,860
Comerica, Inc.	480	9,528
Zions Bancorporation	365	8,946
Huntington Bancshares, Inc.	1,165	8,924
First Horizon National Corp.	661	6,986
CIT Group, Inc.	1,150	5,221
Sovereign Bancorp, Inc.*	1,744	5,197
Federated Investors,
Inc. — Class B	277	4,698
Janus Capital Group, Inc.	510	4,095
Genworth Financial,
Inc. — Class A	1,389	3,931
XL Capital Ltd.	1,060	3,922
Apartment Investment &
Management Co. — Class A	320	3,696
CB Richard Ellis Group,
Inc. — Class A*	710	3,067
MBIA, Inc.*	600	2,442
American Capital Ltd.	659	2,135
E*Trade Financial Corp.*	1,799	2,069
Developers Diversified
Realty Corp.	390	1,903

Total Financials		3,344,545

		MARKET
	SHARES	VALUE

CONSUMER STAPLES 9.2%
Procter & Gamble Co.	9,560	$590,999
Wal-Mart Stores, Inc.	7,162	401,502
Coca-Cola Co.	6,364	288,098
Philip Morris International, Inc.	6,480	281,945
PepsiCo, Inc.	4,968	272,097
CVS Caremark Corp.	4,599	132,175
Kraft Foods, Inc.	4,710	126,464
Colgate-Palmolive Co.	1,618	110,898
Altria Group, Inc.	6,593	99,291
Walgreen Co.	3,167	78,130
Costco Wholesale Corp.	1,380	72,450
Kimberly-Clark Corp.	1,330	70,144
General Mills, Inc.	1,070	65,003
Archer-Daniels-Midland Co.	2,048	59,044
Kroger Co.	2,088	55,144
Sysco Corp.	1,917	43,976
H.J. Heinz Co.	1,013	38,089
Kellogg Co.	807	35,387
UST, Inc.	475	32,956
Avon Products, Inc.	1,369	32,897
Safeway, Inc.	1,370	32,565
Lorillard, Inc.	540	30,429
Clorox Co.	440	24,446
ConAgra Foods, Inc.	1,430	23,595
Molson Coors Brewing
Co. — Class B	480	23,482
Sara Lee Corp.	2,264	22,165
Reynolds American, Inc.	538	21,687
Campbell Soup Co.	660	19,807
Hershey Co.	530	18,412
J.M. Smucker Co.	380	16,477
Brown-Forman Corp. — Class B	310	15,962
McCormick & Company, Inc.	420	13,381
Dr Pepper Snapple Group, Inc.*	805	13,081
Coca-Cola Enterprises, Inc.	1,016	12,222
Estee Lauder Companies,
Inc. — Class A	370	11,455
SUPERVALU, INC.	680	9,928
Constellation Brands,
Inc. — Class A*	620	9,777
Pepsi Bottling Group, Inc.	430	9,679
Dean Foods Co.*	490	8,805
Tyson Foods, Inc. — Class A	970	8,497
Whole Foods Market, Inc.	453	4,276

Total Consumer Staples		3,236,817

INDUSTRIALS 8.0%
General Electric Co.	33,624	544,709
United Parcel Service,
Inc. — Class B	3,190	175,960
United Technologies Corp.	3,040	162,944
3M Co.	2,219	127,681
Boeing Co.	2,349	100,232
Emerson Electric Co.	2,460	90,061
Lockheed Martin Corp.	1,065	89,545

32 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     NOVA FUND

		MARKET
	SHARES	VALUE

Caterpillar, Inc.	1,930	$86,213
Union Pacific Corp.	1,620	77,436
Honeywell International, Inc.	2,330	76,494
General Dynamics Corp.	1,250	71,987
Burlington Northern Santa
Fe Corp.	899	68,063
Raytheon Co.	1,329	67,832
FedEx Corp.	999	64,086
Norfolk Southern Corp.	1,190	55,990
Deere & Co.	1,369	52,460
Waste Management, Inc.	1,570	52,030
Northrop Grumman Corp.	1,050	47,292
Danaher Corp.	820	46,420
Illinois Tool Works, Inc.	1,260	44,163
CSX Corp.	1,260	40,912
Paccar, Inc.	1,164	33,290
Tyco International Ltd.	1,510	32,616
CH Robinson Worldwide, Inc.	540	29,716
L-3 Communications Holdings, Inc.	380	28,036
Precision Castparts Corp.	450	26,766
ITT Corporation	575	26,444
Eaton Corp.	530	26,346
Fluor Corp.	580	26,025
Republic Services, Inc.	1,030	25,534
Expeditors International of Washington, Inc.	680	22,624
Parker Hannifin Corp.	520	22,121
Southwest Airlines Co.	2,369	20,421
Rockwell Collins, Inc.	510	19,936
Dover Corp.	599	19,719
Jacobs Engineering Group, Inc.*	389	18,711
Ingersoll-Rand Co. — Class A	1,024	17,766
Cummins, Inc.	640	17,107
Pitney Bowes, Inc.	660	16,817
W.W. Grainger, Inc.	210	16,556
Cooper Industries Ltd. — Class A	560	16,369
Rockwell Automation, Inc.	450	14,508
Goodrich Corp.	390	14,438
Fastenal Co.	410	14,289
Stericycle, Inc.*	270	14,062
Dun & Bradstreet Corp.	170	13,124
Masco Corp.	1,150	12,800
Avery Dennison Corp.	340	11,128
Pall Corp.	380	10,803
Textron, Inc.	770	10,680
Equifax, Inc.	400	10,608
Robert Half International, Inc.	499	10,389
Iron Mountain, Inc.*	417	10,312
Cintas Corp.	420	9,757

		MARKET
	SHARES	VALUE

Flowserve Corp.	180	$9,270
RR Donnelley & Sons Co.	660	8,963
Ryder System, Inc.	180	6,980
Monster Worldwide, Inc.*	390	4,715
Manitowoc Company, Inc.	416	3,603

Total Industrials		2,795,859

CONSUMER DISCRETIONARY 6.0%
McDonald’s Corp.	3,567	221,832
Comcast Corp. — Class A	9,220	155,634
Walt Disney Co.	5,930	134,552
Home Depot, Inc.	5,425	124,883
Time Warner, Inc.	11,490	115,589
Lowe’s Companies, Inc.	4,690	100,929
Target Corp.	2,412	83,286
News Corp. — Class A	7,371	67,002
Nike, Inc. — Class B	1,259	64,209
Amazon.com, Inc.*	1,025	52,562
Yum! Brands, Inc.	1,480	46,620
Staples, Inc.	2,284	40,929
DIRECTV Group, Inc.*	1,750	40,092
Viacom, Inc. — Class B*	1,960	37,358
Kohl’s Corp.*	979	35,440
Johnson Controls, Inc.	1,899	34,486
Carnival Corp.	1,401	34,072
Best Buy Company, Inc.	1,080	30,359
TJX Companies, Inc.	1,330	27,358
Omnicom Group, Inc.	1,000	26,920
Apollo Group, Inc. — Class A*	340	26,051
H&R Block, Inc.	1,085	24,651
McGraw-Hill Companies, Inc.	1,010	23,422
Starbucks Corp.*	2,359	22,316
Coach, Inc.*	1,050	21,808
Bed Bath & Beyond, Inc.*	830	21,099
The Gap, Inc.	1,490	19,951
Fortune Brands, Inc.	479	19,773
Genuine Parts Co.	510	19,309
Sherwin-Williams Co.	310	18,522
Mattel, Inc.	1,148	18,368
Marriott International, Inc. — Class A	940	18,283
CBS Corp.	2,179	17,846
Ford Motor Co.*	7,648	17,514
AutoZone, Inc.*	120	16,736
VF Corp.	279	15,281
J.C. Penney Company, Inc.	709	13,967
Macy’s, Inc.	1,349	13,962
Harley-Davidson, Inc.	750	12,728
Darden Restaurants, Inc.	440	12,399
Family Dollar Stores, Inc.	450	11,732
Hasbro, Inc.	400	11,668
GameStop Corp. — Class A*	517	11,198

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     NOVA FUND

		MARKET
	SHARES	VALUE

International Game
Technology, Inc.	940	$11,177
Starwood Hotels & Resorts Worldwide, Inc.	590	10,561
Whirlpool Corp.	240	9,924
Tiffany & Co.	390	9,216
Limited Brands, Inc.	870	8,735
Newell Rubbermaid, Inc.	890	8,704
Stanley Works	250	8,525
Wynn Resorts Ltd.*	200	8,452
Polo Ralph Lauren Corp.	175	7,947
Black & Decker Corp.	190	7,944
Washington Post Co. — Class B	20	7,805
Leggett & Platt, Inc.	500	7,595
Pulte Homes, Inc.	680	7,432
Snap-On, Inc.	180	7,088
Sears Holdings Corp.*	181	7,035
Nordstrom, Inc.	510	6,788
Abercrombie & Fitch Co. — Class A	280	6,460
Scripps Networks Interactive, Inc.	290	6,380
General Motors Corp.	1,960	6,272
D.R. Horton, Inc.	879	6,215
Interpublic Group of
Companies, Inc.*	1,534	6,075
Gannett Co., Inc.	730	5,840
Eastman Kodak Co.	860	5,659
Expedia, Inc.*	669	5,513
RadioShack Corp.	400	4,776
Goodyear Tire & Rubber Co.*	765	4,567
Centex Corp.	397	4,224
Lennar Corp. — Class A	450	3,902
Big Lots, Inc.*	260	3,767
Wyndham Worldwide Corp.	570	3,734
AutoNation, Inc.*	350	3,458
KB HOME	236	3,214
Harman International Industries, Inc.	186	3,112
New York Times Co. — Class A	370	2,712
Office Depot, Inc.*	880	2,622
Meredith Corp.	120	2,054
Jones Apparel Group, Inc.	270	1,582

Total Consumer Discretionary		2,109,762

UTILITIES 3.0%
Exelon Corp.	2,109	117,282
Southern Co.	2,479	91,723
Dominion Resources, Inc.	1,855	66,483
FPL Group, Inc.	1,310	65,932
Duke Energy Corp.	4,044	60,701
Entergy Corp.	609	50,626
FirstEnergy Corp.	980	47,608
Public Service Enterprise
Group, Inc.	1,620	47,255
PG&E Corp.	1,155	44,710

		MARKET
	SHARES	VALUE

American Electric Power
Company, Inc.	1,289	$42,898
PPL Corp.	1,199	36,797
Consolidated Edison, Inc.	880	34,258
Progress Energy, Inc.	839	33,434
Edison International	1,040	33,405
Sempra Energy	780	33,251
Xcel Energy, Inc.	1,439	26,694
Ameren Corp.	680	22,617
DTE Energy Co.	520	18,548
Questar Corp.	560	18,306
Allegheny Energy, Inc.	539	18,251
AES Corp.*	2,150	17,716
Wisconsin Energy Corp.	370	15,533
Constellation Energy
Group, Inc.	570	14,301
Equitable Resources, Inc.	420	14,091
CenterPoint Energy, Inc.	1,095	13,819
SCANA Corp.	380	13,528
Pepco Holdings, Inc.	690	12,254
Integrys Energy Group, Inc.	240	10,315
Pinnacle West Capital Corp.	320	10,282
NiSource, Inc.	879	9,643
TECO Energy, Inc.	679	8,386
CMS Energy Corp.	720	7,279
Nicor, Inc.	140	4,864
Dynegy Inc.*	1,615	3,230

Total Utilities		1,066,020

TELECOMMUNICATION SERVICES 2.8%
AT&T, Inc.	18,860	537,510
Verizon Communications, Inc.	9,099	308,456
American Tower Corp. — Class A*	1,272	37,295
Qwest Communications
International, Inc.	4,690	17,071
Sprint Nextel Corp.*	9,143	16,732
Embarq Corp.	460	16,542
Windstream Corp.	1,405	12,926
CenturyTel, Inc.	320	8,746
Frontier Communications Corp.	1,000	8,740

Total Telecommunication Services		964,018

MATERIALS 2.1%
Monsanto Co.	1,749	123,042
E.I. du Pont de Nemours and Co.	2,889	73,092
Newmont Mining Corp.	1,450	59,015
Praxair, Inc.	990	58,767
Nucor Corp.	1,010	46,662
Dow Chemical Co.	2,959	44,651
Air Products & Chemicals, Inc.	670	33,681
Freeport-McMoRan Copper & Gold, Inc.	1,210	29,572
Alcoa, Inc.	2,560	28,826
Rohm & Haas Co.	400	24,716

34 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     NOVA FUND

		MARKET
	SHARES	VALUE

Vulcan Materials Co.	350	$24,353
PPG Industries, Inc.	530	22,488
Weyerhaeuser Co.	680	20,815
Ecolab, Inc.	540	18,981
Sigma-Aldrich Corp.	400	16,896
International Paper Co.	1,369	16,154
Owens-Illinois, Inc.*	530	14,485
United States Steel Corp.	370	13,764
Ball Corp.	300	12,477
Pactiv Corp.*	415	10,325
CF Industries Holdings, Inc.	175	8,603
Allegheny Technologies, Inc.	310	7,914
Sealed Air Corp.	510	7,619
Bemis Co.	318	7,530
International Flavors &
Fragrances, Inc.	250	7,430
Eastman Chemical Co.	230	7,293
MeadWestvaco Corp.	550	6,155
AK Steel Holding Corp.	357	3,327
Titanium Metals Corp.	270	2,379

Total Materials		751,012

Total Common Stocks (Cost $27,007,608)		25,189,604

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 29.8%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$2,680,020	2,680,020
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	2,680,020	2,680,020
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	2,680,020	2,680,020
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	2,418,916	2,418,916

Total Repurchase Agreements (Cost $10,458,976)		10,458,976

Total Investments 101.6% (Cost $37,466,584)		$35,648,580

Liabilities in Excess of
Other Assets — (1.6)%		$(561,697)

Net Assets — 100.0%		$35,086,883

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED
March 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $20,666,475)	459	$442,503

	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International January 2009 S&P500 Index Swap, Terminating 01/08/09** (Notional Market Value $6,551,259)	7,253	$235,937

*	Non-Income Producing Security.

**	Total Return based on S&P 500 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.
REIT — Real Estate Investment Trust
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS
December 31, 2008
     INVERSE S&P 500 STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 41.9%
Federal Home Loan Bank* 0.20% due 01/06/09	$5,000,000	$4,999,892
Federal Farm Credit Bank* 0.25% due 01/02/09	2,000,000	2,000,000
Freddie Mac†† 0.05% due 01/29/09	2,000,000	1,999,925
Farmer Mac* 0.07% due 01/07/09	1,000,000	999,990

Total Federal Agency Discount Notes (Cost $9,999,807)		9,999,807

REPURCHASE AGREEMENTS† 35.0%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	2,144,450	2,144,450
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	2,144,450	2,144,450
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	2,144,450	2,144,450
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,935,523	1,935,523

Total Repurchase Agreements (Cost $8,368,873)		8,368,873

Total Investments 76.9% (Cost $18,368,680)		$18,368,680

Other Assets in Excess of Liabilities – 23.1%		$5,508,815

Net Assets – 100.0%		$23,877,495

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS SOLD SHORT
March 2009 S&P500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $11,391,325)	253	$(69,133)

	UNITS
EQUITY INDEX SWAP AGREEMENT
SOLD SHORT
Goldman Sachs International January 2009 S&P500 Index Swap, Terminating 01/08/09** (Notional Market Value $12,210,187)	13,518	$54,078

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	Total Return based on S&P 500 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.

††	On September 7, 2008 the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
36 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     NASDAQ - 100® FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 86.2%

INFORMATION TECHNOLOGY 50.8%
Apple, Inc.*	32,770	$2,796,919
Qualcomm, Inc.	52,770	1,890,749
Microsoft Corp.	80,920	1,573,085
Google, Inc. — Class A*	3,850	1,184,452
Oracle Corp.*	56,810	1,007,241
Cisco Systems, Inc.*	55,290	901,227
Intel Corp.	51,480	754,697
Research In Motion Ltd.*	14,950	606,671
Automatic Data Processing, Inc.	9,490	373,337
eBay, Inc.*	25,170	351,373
Symantec Corp.*	23,110	312,447
Adobe Systems, Inc.*	13,750	292,738
Activision Blizzard Inc.*	31,260	270,086
Intuit, Inc.*	10,660	253,601
CA, Inc.	13,160	243,855
Paychex, Inc.	9,050	237,834
Yahoo!, Inc.*	17,630	215,086
Dell, Inc.*	18,910	193,638
Fiserv, Inc.*	5,290	192,397
Applied Materials, Inc.	18,340	185,784
Altera Corp.	11,050	184,646
Broadcom Corp. — Class A*	10,770	182,767
Linear Technology Corp.	7,830	173,200
Xilinx, Inc.	9,600	171,072
Juniper Networks, Inc.*	9,170	160,567
Electronic Arts, Inc.*	8,550	137,142
Cognizant Technology Solutions Corp. — Class A*	7,500	135,450
Citrix Systems, Inc.*	5,700	134,349
NetApp, Inc.*	9,120	127,406
Autodesk, Inc.*	6,230	122,420
KLA-Tencor Corp.	5,410	117,884
Flir Systems, Inc.*	3,840	117,811
Nvidia Corp.*	13,940	112,496
Check Point Software Technologies Ltd.*	5,590	106,154
Marvell Technology Group Ltd.*	15,410	102,785
Maxim Integrated Products, Inc.	8,220	93,872
VeriSign, Inc.*	4,840	92,347
Baidu.com — SP ADR*	700	91,399
Microchip Technology, Inc.	4,000	78,120
Infosys Technologies Ltd. — SP ADR	2,970	72,973
Lam Research Corp.*	3,410	72,565
Logitech International SA*	4,610	71,824
Akamai Technologies, Inc.*	4,280	64,585
IAC/InterActiveCorp*	3,850	60,561
Flextronics International Ltd.*	23,210	59,418
Seagate Technology	12,870	57,014
Sun Microsystems, Inc.*	8,490	32,432

Total Information Technology		16,770,476

		MARKET
	SHARES	VALUE

HEALTH CARE 17.5%
Gilead Sciences, Inc.*	23,700	$1,212,018
Amgen, Inc.*	13,050	753,638
Teva Pharmaceutical
Industries Ltd. — SP ADR	16,870	718,156
Celgene Corp.*	12,010	663,913
Genzyme Corp.*	8,960	594,675
Biogen Idec, Inc.*	8,380	399,139
Express Scripts, Inc.*	5,840	321,083
Cephalon, Inc.*	1,760	135,590
Intuitive Surgical, Inc.*	1,030	130,800
Vertex Pharmaceuticals, Inc.*	4,160	126,381
Life Technologies Corp.*	4,640	108,158
DENTSPLY International, Inc.	3,780	106,747
Warner Chilcott Ltd.*	6,600	95,700
Hologic, Inc.*	7,120	93,058
Pharmaceutical Product
Development, Inc.	3,030	87,900
Henry Schein, Inc.*	2,350	86,222
Illumina, Inc.*	3,210	83,621
Patterson Companies, Inc.*	3,080	57,750

Total Health Care		5,774,549

CONSUMER DISCRETIONARY 10.4%
Comcast Corp. — Class A	38,130	643,635
DIRECTV Group, Inc.*	20,210	463,011
Amazon.com, Inc.*	7,530	386,138
Apollo Group, Inc. — Class A*	4,250	325,635
Starbucks Corp.*	26,950	254,947
Bed Bath & Beyond, Inc.*	9,230	234,627
Staples, Inc.	12,670	227,046
Wynn Resorts Ltd.*	3,230	136,500
Sears Holdings Corp.*	3,420	132,935
O’Reilly Automotive, Inc.*	3,540	108,820
Ross Stores, Inc.	3,520	104,650
Garmin Ltd.	4,970	95,275
Urban Outfitters, Inc.*	4,390	65,762
Liberty Global, Inc. — Class A*	4,020	63,998
DISH Network Corp. — Class A*	5,690	63,102
Expedia, Inc.*	7,460	61,470
Liberty Media Corp - Interactive*	14,380	44,866
Focus Media Holding — SP ADR*	3,020	27,452

Total Consumer Discretionary		3,439,869

INDUSTRIALS 5.1%
Paccar, Inc.	10,740	307,164
First Solar, Inc.*	1,880	259,365
CH Robinson Worldwide, Inc.	4,420	243,233
Expeditors International of Washington, Inc.	5,500	182,985
Fastenal Co.	3,750	130,687
Stericycle, Inc.*	2,380	123,950
Cintas Corp.	4,850	112,665

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     NASDAQ - 100® FUND

		MARKET
	SHARES	VALUE

Ryanair Holdings PLC — SP ADR*	3,070	$89,276
J.B. Hunt Transport Services, Inc.	3,330	87,479
Foster Wheeler Ltd.*	3,480	81,362
Joy Global, Inc.	2,650	60,659

Total Industrials		1,678,825

CONSUMER STAPLES 1.2%
Costco Wholesale Corp.	6,010	315,525
Hansen Natural Corp.*	2,420	81,143

Total Consumer Staples		396,668

TELECOMMUNICATION SERVICES 0.6%
Millicom International
Cellular SA	2,770	124,400
NII Holdings, Inc. — Class B*	4,260	77,447

Total Telecommunication Services		201,847

MATERIALS 0.6%
Sigma-Aldrich Corp.	3,180	134,323
Steel Dynamics, Inc.	4,950	55,341

Total Materials		189,664

Total Common Stocks (Cost $22,856,861)		28,451,898

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 10.4%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$875,912	875,912
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	875,912	875,912
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	875,912	875,912
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	790,577	790,577

Total Repurchase Agreements (Cost $3,418,313)		3,418,313

Total Investments 96.6% (Cost $26,275,174)		$31,870,211

Other Assets in Excess of Liabilities – 3.4%		$1,116,119

Net Assets – 100.0%		$32,986,330

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED
March 2009 NASDAQ-100 Index Mini Futures Contracts (Aggregate Market Value of Contracts $798,765)	33	$25,215
	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International January 2009 NASDAQ-100 Index Swap, Terminating 01/08/09** (Notional Market Value $3,802,224)	3,138	$13,995

*	Non-Income Producing Security.

**	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.
ADR — American Depository Receipt.
38 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     INVERSE NASDAQ - 100® STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 8.2%
Federal Home Loan Bank* 0.20% due 01/08/09	$1,000,000	$999,967

Total Federal Agency Discount Notes (Cost $999,967)		999,967

REPURCHASE AGREEMENTS† 96.8%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	3,006,580	3,006,580
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	3,006,580	3,006,580
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	3,006,580	3,006,580
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	2,713,660	2,713,660

Total Repurchase Agreements (Cost $11,733,400)		11,733,400

Total Investments 105.0% (Cost $12,733,367)		$12,733,367

Liabilities in Excess of Other Assets – (5.0)%		$(606,001)

Net Assets – 100.0%		$12,127,366

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS SOLD SHORT
March 2009 NASDAQ-100 Index Mini Futures Contracts (Aggregate Market Value of Contracts $10,771,225)	445	$60,386

	UNITS
EQUITY INDEX SWAP AGREEMENT SOLD SHORT
Goldman Sachs International January 2009 NASDAQ-100 Index Swap, Terminating 01/08/09** (Notional Market Value $1,305,421)	1,077	$15,823

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS
December 31, 2008
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 61.2%
INFORMATION TECHNOLOGY 9.4%
Microsoft Corp.	15,760	$306,374
International Business
Machines Corp.	2,770	233,123
Cisco Systems, Inc.*	12,060	196,578
Hewlett-Packard Co.	5,046	183,119
Intel Corp.	11,460	168,004
Apple, Inc.*	1,829	156,105
Google, Inc. — Class A*	490	150,748
Oracle Corp.*	8,069	143,063
Qualcomm, Inc.	3,407	122,073
EMC Corp*	4,200	43,974
Texas Instruments, Inc.	2,670	41,438
Automatic Data Processing, Inc.	1,045	41,110
Dell, Inc.*	3,570	36,557
Yahoo!, Inc.*	2,859	34,880
eBay, Inc.*	2,210	30,852
Corning, Inc.	3,200	30,496
Applied Materials, Inc.	2,757	27,928
Symantec Corp.*	1,717	23,214
Adobe Systems, Inc.*	1,087	23,142
Western Union Co.	1,470	21,080
MasterCard, Inc.	146	20,868
Motorola, Inc.	4,667	20,675
Juniper Networks, Inc.*	1,090	19,086
Paychex, Inc.	656	17,240
Broadcom Corp. — Class A*	924	15,680
Intuit, Inc.*	658	15,654
Tyco Electronics Ltd.	940	15,237
CA, Inc.	810	15,009
Xerox Corp.	1,780	14,187
Fiserv, Inc.*	327	11,893
Analog Devices, Inc.	600	11,412
Agilent Technologies, Inc.*	720	11,254
Computer Sciences Corp.*	313	10,999
Cognizant Technology
Solutions Corp. — Class A*	599	10,818
McAfee, Inc.*	310	10,717
Harris Corp.	279	10,616
Electronic Arts, Inc.*	660	10,586
BMC Software, Inc.*	387	10,414
Altera Corp.	610	10,193
Linear Technology Corp.	460	10,175
Xilinx, Inc.	560	9,979
NetApp, Inc.*	680	9,500
Autodesk, Inc.*	470	9,235
Affiliated Computer Services,
Inc. — Class A*	200	9,190
Nvidia Corp.*	1,110	8,958
Citrix Systems, Inc.*	370	8,721
Amphenol Corp.	360	8,633
Flir Systems, Inc.*	280	8,590

		MARKET
	SHARES	VALUE

KLA-Tencor Corp.	350	$7,627
VeriSign, Inc.*	396	7,556
Microchip Technology, Inc.	370	7,226
Salesforce.com, Inc.*	220	7,042
MEMC Electronic Materials, Inc.*	460	6,569
Fidelity National Information Services, Inc.	386	6,280
Sun Microsystems, Inc.*	1,520	5,806
Total System Services, Inc.	412	5,768
Teradata Corp.*	360	5,339
Akamai Technologies, Inc.*	350	5,282
SanDisk Corp.*	470	4,512
LSI Logic Corp.*	1,325	4,359
Lexmark International, Inc.*	160	4,304
Molex, Inc.	290	4,202
Micron Technology, Inc.*	1,571	4,147
National Semiconductor Corp.	400	4,028
QLogic Corp.*	260	3,494
Compuware Corp.*	510	3,443
Tellabs, Inc.*	816	3,362
Jabil Circuit, Inc.	428	2,889
Novell, Inc.*	713	2,774
Advanced Micro Devices, Inc.*	1,250	2,700
Novellus Systems, Inc.*	200	2,468
JDS Uniphase Corp.*	450	1,643
Convergys Corp.*	246	1,577
Teradyne, Inc.*	350	1,477
Ciena Corp.*	186	1,246

Total Information Technology		2,476,497

HEALTH CARE 9.0%
Johnson & Johnson, Inc.	5,718	342,108
Pfizer, Inc.	13,892	246,027
Abbott Laboratories	3,204	170,998
Merck & Company, Inc.	4,360	132,544
Amgen, Inc.*	2,177	125,722
Wyeth	2,742	102,852
Gilead Sciences, Inc.*	1,895	96,910
Bristol-Myers Squibb Co.	4,083	94,930
Eli Lilly & Co.	2,059	82,916
Medtronic, Inc.	2,298	72,203
Baxter International, Inc.	1,280	68,595
UnitedHealth Group, Inc.	2,489	66,207
Schering-Plough Corp.	3,353	57,102
Celgene Corp.*	939	51,908
WellPoint, Inc.*	1,045	44,026
Medco Health Solutions, Inc.*	1,030	43,167
Covidien Ltd.	1,042	37,762
Genzyme Corp.*	563	37,366
Becton, Dickinson & Co.	499	34,127
Thermo Fisher Scientific, Inc.*	870	29,641
Biogen Idec, Inc.*	596	28,388
Express Scripts, Inc.*	506	27,820
Aetna, Inc.	950	27,075

40 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Cardinal Health, Inc.	741	$25,542
Allergan, Inc.	633	25,523
Boston Scientific Corp.*	3,087	23,893
St. Jude Medical, Inc.*	710	23,402
McKesson Corp.	565	21,882
Stryker Corp.	500	19,975
Zimmer Holdings, Inc.*	460	18,593
Quest Diagnostics, Inc.	328	17,027
C.R. Bard, Inc.	200	16,852
Forest Laboratories, Inc.*	620	15,791
Laboratory Corporation of America Holdings*	220	14,170
Humana, Inc.*	350	13,048
AmerisourceBergen Corp.	320	11,411
Cephalon, Inc.*	140	10,786
DaVita, Inc.*	210	10,410
CIGNA Corp.	569	9,588
Intuitive Surgical, Inc.*	75	9,524
Varian Medical Systems, Inc.*	260	9,110
Hospira, Inc.*	328	8,797
DENTSPLY International, Inc.	310	8,754
Life Technologies Corp.*	360	8,392
Waters Corp.*	198	7,257
Mylan Laboratories, Inc.*	630	6,231
Watson Pharmaceuticals, Inc.*	220	5,845
IMS Health, Inc.	367	5,564
Millipore Corp.*	106	5,461
King Pharmaceuticals, Inc.*	510	5,416
Coventry Health Care, Inc.*	308	4,583
Patterson Companies, Inc.*	187	3,506
PerkinElmer, Inc.	240	3,338
Tenet Healthcare Corp.*	859	988

Total Health Care		2,391,053

ENERGY 8.1%
Exxon Mobil Corp.	10,480	836,618
Chevron Corp.	4,190	309,934
ConocoPhillips	3,070	159,026
Schlumberger Ltd.	2,463	104,259
Occidental Petroleum Corp.	1,670	100,183
Devon Energy Corp.	913	59,993
Apache Corp.	690	51,426
XTO Energy, Inc.	1,186	41,830
Marathon Oil Corp.	1,453	39,754
Anadarko Petroleum Corp.	950	36,623
EOG Resources, Inc.	514	34,222
Halliburton Co.	1,842	33,488
Hess Corp.	580	31,111
Valero Energy Corp.	1,060	22,938
National-Oilwell Varco, Inc.*	863	21,092
Southwestern Energy Co.*	710	20,569
Baker Hughes, Inc.	630	20,204
Spectra Energy Corp.	1,260	19,832
Chesapeake Energy Corp.	1,113	17,997
Noble Energy, Inc.	356	17,522

		MARKET
	SHARES	VALUE

Williams Companies, Inc.	1,191	$17,246
Murphy Oil Corp.	385	17,075
Weatherford International Ltd.*	1,397	15,116
Peabody Energy Corp.	550	12,513
Noble Corp.	540	11,929
El Paso Corp.	1,440	11,275
Range Resources Corp.	320	11,005
Consol Energy, Inc.	370	10,575
Sunoco, Inc.	240	10,430
Smith International, Inc.	446	10,209
Cameron International Corp.*	449	9,205
ENSCO International, Inc.	290	8,233
Nabors Industries Ltd.*	585	7,002
BJ Services Co.	600	7,002
Cabot Oil & Gas Corp.	210	5,460
Pioneer Natural Resources Co.	240	3,883
Tesoro Corp.	290	3,819
Rowan Companies, Inc.	229	3,641
Massey Energy Co.	180	2,482

Total Energy		2,156,721

FINANCIALS 8.1%
Wells Fargo & Co.	8,630	254,412
JPMorgan Chase & Co.	7,691	242,497
Bank of America Corp.	13,070	184,026
U.S. Bancorp	3,618	90,486
Goldman Sachs Group, Inc.	907	76,542
Citigroup, Inc.	11,226	75,326
Bank of New York Mellon Corp.	2,359	66,830
MetLife, Inc.	1,637	57,066
Travelers Companies, Inc.	1,196	54,059
American Express Co.	2,394	44,409
AFLAC, Inc.	960	44,006
PNC Financial Services Group, Inc.	870	42,630
Chubb Corp.	730	37,230
Allstate Corp.	1,100	36,036
Morgan Stanley	2,190	35,128
State Street Corp.	887	34,886
BB&T Corp.	1,142	31,359
Charles Schwab Corp.	1,925	31,127
CME Group, Inc.	140	29,135
Prudential Financial, Inc.	866	26,205
Capital One Financial Corp.	811	25,863
Marsh & McLennan Companies, Inc.	1,062	25,775
Aon Corp.	560	25,581
Simon Property Group, Inc.	466	24,759
Northern Trust Corp.	456	23,776
SunTrust Banks, Inc.	730	21,564
Loews Corp.	750	21,187
Progressive Corp.	1,393	20,630
Public Storage	258	20,511
Franklin Resources, Inc.	310	19,772

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

T. Rowe Price Group, Inc.	530	$18,783
Hudson City Bancorp, Inc.	1,073	17,125
Vornado Realty Trust	278	16,777
Equity Residential	559	16,669
NYSE Euronext	550	15,059
HCP, Inc.	520	14,440
Boston Properties, Inc.	247	13,585
People’s United Financial, Inc.	720	12,838
Unum Group	680	12,648
IntercontinentalExchange, Inc.*	150	12,366
Principal Financial Group, Inc.	530	11,962
Plum Creek Timber Company, Inc. (REIT)	336	11,673
Invesco Ltd.	788	11,379
Regions Financial Corp.	1,428	11,367
Ameriprise Financial, Inc.	452	10,559
Hartford Financial Services Group, Inc.	622	10,213
Lincoln National Corp.	530	9,985
Fifth Third Bancorp	1,187	9,805
AvalonBay Communities, Inc.	160	9,693
Cincinnati Financial Corp.	326	9,477
Discover Financial Services	993	9,463
M&T Bank Corp.	160	9,186
American International Group, Inc.	5,538	8,695
KeyCorp	1,015	8,648
KIMCO Realty Corp.	471	8,610
SLM Corp.*	961	8,553
Host Hotels & Resorts, Inc.	1,080	8,176
Torchmark Corp.	180	8,046
Moody’s Corp.	397	7,976
ProLogis	553	7,681
Marshall & Ilsley Corp.	538	7,338
Assurant, Inc.	240	7,200
Leucadia National Corp.*	360	7,128
Nasdaq Stock Market, Inc.*	278	6,869
Legg Mason, Inc.	290	6,354
Comerica, Inc.	310	6,153
Zions Bancorporation	240	5,882
Huntington Bancshares, Inc.	753	5,768
First Horizon National Corp.	421	4,448
CIT Group, Inc.	740	3,360
Sovereign Bancorp, Inc.*	1,118	3,332
Federated Investors, Inc. — Class B	180	3,053
Janus Capital Group, Inc.	330	2,650
Genworth Financial, Inc. — Class A	890	2,519
XL Capital Ltd.	680	2,516
Apartment Investment & Management Co. — Class A	210	2,425
CB Richard Ellis Group, Inc. — Class A*	460	1,987

		MARKET
	SHARES	VALUE

MBIA, Inc.*	390	$1,587
American Capital Ltd.	429	1,390
E*Trade Financial Corp.*	1,157	1,331
Developers Diversified Realty Corp.	246	1,200

Total Financials		2,148,740

CONSUMER STAPLES 7.9%
Procter & Gamble Co.	6,150	380,193
Wal-Mart Stores, Inc.	4,606	258,212
Coca-Cola Co.	4,102	185,698
Philip Morris International, Inc.	4,170	181,437
PepsiCo, Inc.	3,200	175,264
CVS Caremark Corp.	2,960	85,070
Kraft Foods, Inc.	3,030	81,355
Colgate-Palmolive Co.	1,040	71,282
Altria Group, Inc.	4,251	64,020
Walgreen Co.	2,038	50,277
Costco Wholesale Corp.	890	46,725
Kimberly-Clark Corp.	850	44,829
General Mills, Inc.	690	41,918
Archer-Daniels-Midland Co.	1,320	38,056
Kroger Co.	1,340	35,389
Sysco Corp.	1,230	28,216
H.J. Heinz Co.	654	24,590
Kellogg Co.	520	22,802
UST, Inc.	308	21,369
Avon Products, Inc.	877	21,074
Safeway, Inc.	879	20,894
Lorillard, Inc.	350	19,723
Clorox Co.	292	16,224
ConAgra Foods, Inc.	920	15,180
Molson Coors Brewing Co. — Class B	308	15,067
Sara Lee Corp.	1,458	14,274
Reynolds American, Inc.	350	14,109
Campbell Soup Co.	420	12,604
Hershey Co.	339	11,777
J.M. Smucker Co.	240	10,406
Brown-Forman Corp. — Class B	197	10,144
McCormick & Company, Inc.	270	8,602
Dr Pepper Snapple Group, Inc.*	520	8,450
Coca-Cola Enterprises, Inc.	650	7,820
Estee Lauder Companies, Inc. — Class A	240	7,430
SUPERVALU, INC.	440	6,424
Pepsi Bottling Group, Inc.	277	6,235
Constellation Brands,
Inc. — Class A*	395	6,229
Dean Foods Co.*	316	5,679
Tyson Foods, Inc. — Class A	623	5,457
Whole Foods Market, Inc.	290	2,738

Total Consumer Staples		2,083,242

42 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

INDUSTRIALS 6.9%
General Electric Co.	21,637	$350,519
United Parcel Service,
Inc. — Class B	2,050	113,078
United Technologies Corp.	1,960	105,056
3M Co.	1,430	82,282
Boeing Co.	1,510	64,432
Lockheed Martin Corp.	693	58,267
Emerson Electric Co.	1,580	57,844
Caterpillar, Inc.	1,240	55,391
Union Pacific Corp.	1,040	49,712
Honeywell International, Inc.	1,500	49,245
General Dynamics Corp.	796	45,842
Burlington Northern Santa Fe Corp.	575	43,533
Raytheon Co.	850	43,384
FedEx Corp.	640	41,056
Norfolk Southern Corp.	760	35,758
Deere & Co.	877	33,607
Waste Management, Inc.	1,008	33,405
Northrop Grumman Corp.	670	30,177
Danaher Corp.	528	29,890
Iron Mountain, Inc.*	1,184	29,280
Illinois Tool Works, Inc.	810	28,390
CSX Corp.	810	26,301
Paccar, Inc.	750	21,450
Tyco International Ltd.	970	20,952
CH Robinson Worldwide, Inc.	350	19,260
L-3 Communications Holdings, Inc.	245	18,076
ITT Corporation	369	16,970
Precision Castparts Corp.	285	16,952
Eaton Corp.	338	16,802
Fluor Corp.	370	16,602
Republic Services, Inc.	660	16,361
Expeditors International of Washington, Inc.	440	14,639
Parker Hannifin Corp.	330	14,038
Southwest Airlines Co.	1,518	13,085
Rockwell Collins, Inc.	330	12,900
Dover Corp.	380	12,510
Jacobs Engineering Group, Inc.*	246	11,833
Ingersoll-Rand Co. — Class A	660	11,451
Cummins, Inc.	410	10,959
Pitney Bowes, Inc.	416	10,600
Cooper Industries Ltd. — Class A	360	10,523
W.W. Grainger, Inc.	130	10,249
Fastenal Co.	270	9,410
Stericycle, Inc.*	179	9,322
Rockwell Automation, Inc.	286	9,221
Goodrich Corp.	247	9,144
Dun & Bradstreet Corp.	110	8,492
Masco Corp.	739	8,225

		MARKET
	SHARES	VALUE

Avery Dennison Corp.	220	$7,201
Textron, Inc.	500	6,935
Equifax, Inc.	257	6,816
Pall Corp.	236	6,709
Robert Half International, Inc.	320	6,662
Cintas Corp.	270	6,272
Flowserve Corp.	119	6,129
RR Donnelley & Sons Co.	420	5,704
Ryder System, Inc.	110	4,266
Monster Worldwide, Inc.*	247	2,986
Manitowoc Company, Inc.	270	2,338

Total Industrials		1,818,493

CONSUMER DISCRETIONARY 5.1%
McDonald’s Corp.	2,300	143,037
Comcast Corp. — Class A	5,930	100,098
Walt Disney Co.	3,810	86,449
Home Depot, Inc.	3,490	80,340
Time Warner, Inc.	7,385	74,293
Lowe’s Companies, Inc.	3,021	65,012
Target Corp.	1,550	53,521
News Corp. — Class A	4,737	43,059
Nike, Inc. — Class B	810	41,310
Amazon.com, Inc.*	663	33,999
Yum! Brands, Inc.	946	29,799
Staples, Inc.	1,468	26,307
DIRECTV Group, Inc.*	1,130	25,888
Viacom, Inc. — Class B*	1,260	24,016
Kohl’s Corp.*	630	22,806
Johnson Controls, Inc.	1,215	22,064
Carnival Corp.	904	21,985
Best Buy Company, Inc.	699	19,649
TJX Companies, Inc.	860	17,690
Omnicom Group, Inc.	640	17,229
Apollo Group, Inc. — Class A*	216	16,550
H&R Block, Inc.	695	15,790
McGraw-Hill Companies, Inc.	648	15,027
Starbucks Corp.*	1,516	14,341
Coach, Inc.*	670	13,916
Bed Bath & Beyond, Inc.*	539	13,701
The Gap, Inc.	957	12,814
Fortune Brands, Inc.	310	12,797
Genuine Parts Co.	330	12,494
Sherwin-Williams Co.	200	11,950
Mattel, Inc.	738	11,808
Marriott International, Inc. — Class A	600	11,670
CBS Corp.	1,401	11,474
Ford Motor Co.*	4,919	11,265
AutoZone, Inc.*	80	11,158
VF Corp.	180	9,859
J.C. Penney Company, Inc.	462	9,101
Macy’s, Inc.	870	9,004
Harley-Davidson, Inc.	480	8,146
Darden Restaurants, Inc.	287	8,088

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Family Dollar Stores, Inc.	287	$7,482
Hasbro, Inc.	256	7,468
GameStop Corp. — Class A*	336	7,278
International Game Technology, Inc.	610	7,253
Starwood Hotels & Resorts Worldwide, Inc.	380	6,802
Whirlpool Corp.	150	6,202
Tiffany & Co.	249	5,884
Limited Brands, Inc.	560	5,622
Newell Rubbermaid, Inc.	569	5,565
Wynn Resorts Ltd.*	130	5,494
Stanley Works	160	5,456
Polo Ralph Lauren Corp.	118	5,358
Black & Decker Corp.	120	5,017
Leggett & Platt, Inc.	320	4,861
Pulte Homes, Inc.	440	4,809
Snap-On, Inc.	120	4,726
Nordstrom, Inc.	327	4,352
Sears Holdings Corp.*	110	4,276
Abercrombie & Fitch Co. — Class A	182	4,199
Scripps Networks Interactive, Inc.	190	4,180
General Motors Corp.	1,260	4,032
D.R. Horton, Inc.	566	4,002
Washington Post Co. — Class B	10	3,903
Interpublic Group of Companies, Inc.*	982	3,889
Gannett Co., Inc.	465	3,720
Eastman Kodak Co.	550	3,619
Expedia, Inc.*	426	3,510
RadioShack Corp.	260	3,104
Goodyear Tire & Rubber Co.*	496	2,961
Centex Corp.	260	2,766
Lennar Corp. — Class A	285	2,471
Big Lots, Inc.*	170	2,463
Wyndham Worldwide Corp.	373	2,443
KB HOME	159	2,166
AutoNation, Inc.*	216	2,134
Harman International
Industries, Inc.	118	1,974
New York Times Co. — Class A	240	1,759
Office Depot, Inc.*	574	1,711
Meredith Corp.	70	1,198
Jones Apparel Group, Inc.	166	973

Total Consumer Discretionary		1,356,586

UTILITIES 2.6%
Exelon Corp.	1,357	75,463
Southern Co.	1,603	59,311
Dominion Resources, Inc.	1,201	43,044
FPL Group, Inc.	836	42,076

		MARKET
	SHARES	VALUE

Duke Energy Corp.	2,612	$39,206
Entergy Corp.	390	32,421
FirstEnergy Corp.	630	30,605
Public Service Enterprise Group, Inc.	1,037	30,249
PG&E Corp.	743	28,762
American Electric Power Company, Inc.	829	27,589
PPL Corp.	770	23,631
Consolidated Edison, Inc.	560	21,801
Edison International	668	21,456
Progress Energy, Inc.	535	21,320
Sempra Energy	500	21,315
Xcel Energy, Inc.	930	17,252
Ameren Corp.	440	14,634
DTE Energy Co.	336	11,985
Allegheny Energy, Inc.	349	11,817
Questar Corp.	357	11,670
AES Corp.*	1,387	11,429
Wisconsin Energy Corp.	240	10,075
Constellation Energy Group, Inc.	368	9,233
Equitable Resources, Inc.	270	9,059
CenterPoint Energy, Inc.	707	8,922
SCANA Corp.	240	8,544
Pepco Holdings, Inc.	450	7,992
Integrys Energy Group, Inc.	160	6,877
Pinnacle West Capital Corp.	210	6,747
NiSource, Inc.	569	6,242
TECO Energy, Inc.	435	5,372
CMS Energy Corp.	470	4,752
Nicor, Inc.	88	3,057
Dynegy Inc.*	1,040	2,080

Total Utilities		685,988

TELECOMMUNICATION SERVICES 2.3%
AT&T, Inc.	12,135	345,847
Verizon Communications, Inc.	5,852	198,383
American Tower Corp. — Class A*	821	24,072
Qwest Communications
International, Inc.	3,020	10,993
Sprint Nextel Corp.*	5,885	10,770
Embarq Corp.	288	10,356
Windstream Corp.	909	8,363
CenturyTel, Inc.	207	5,657
Frontier Communications Corp.	640	5,594

Total Telecommunication Services		620,035

MATERIALS 1.8%
Monsanto Co.	1,129	79,425
E.I. du Pont de Nemours and Co.	1,860	47,058
Newmont Mining Corp.	943	38,380
Praxair, Inc.	640	37,990

44 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     S&P 500 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Nucor Corp.	650	$30,030
Dow Chemical Co.	1,900	28,671
Air Products & Chemicals, Inc.	425	21,365
Freeport-McMoRan Copper & Gold, Inc.	780	19,063
Alcoa, Inc.	1,650	18,579
Vulcan Materials Co.	230	16,003
Rohm & Haas Co.	255	15,757
PPG Industries, Inc.	340	14,426
Weyerhaeuser Co.	437	13,377
Ecolab, Inc.	350	12,303
Sigma-Aldrich Corp.	255	10,771
International Paper Co.	877	10,349
Owens-Illinois, Inc.*	340	9,292
United States Steel Corp.	237	8,816
Ball Corp.	190	7,902
Pactiv Corp.*	267	6,643
CF Industries Holdings, Inc.	120	5,899
Allegheny Technologies, Inc.	200	5,106
Bemis Co.	210	4,973
Sealed Air Corp.	327	4,885
Eastman Chemical Co.	150	4,757
International Flavors &
Fragrances, Inc.	160	4,755
MeadWestvaco Corp.	348	3,894
AK Steel Holding Corp.	230	2,144
Titanium Metals Corp.	180	1,586

Total Materials		484,199

Total Common Stocks (Cost $15,283,956)		16,221,554

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 22.7%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$1,543,868	1,543,868
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,543,868	1,543,868

	FACE	MARKET
	AMOUNT	VALUE

Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	$1,543,868	$1,543,868
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,393,455	1,393,455

Total Repurchase Agreements (Cost $6,025,059)		6,025,059

Total Investments 83.9% (Cost $21,309,015)		$22,246,613

Other Assets in Excess of Liabilities – 16.1%		$4,266,574

Net Assets – 100.0%		$26,513,187

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED
March 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $25,123,950)	558	$529,828

	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International January 2009 S&P 500 Index Swap, Terminating 01/08/09** (Notional Market Value $11,507,669)	12,740	$377,636

*	Non-Income Producing Security.

**	Total Return based on S&P 500 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS
December 31, 2008
     NASDAQ – 100® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 76.5%

INFORMATION TECHNOLOGY 45.1%
Apple, Inc.*	20,560	$1,754,796
Qualcomm, Inc.	33,100	1,185,973
Microsoft Corp.	50,750	986,580
Google, Inc. — Class A*	2,420	744,513
Oracle Corp.*	35,630	631,720
Cisco Systems, Inc.*	34,680	565,284
Intel Corp.	32,290	473,372
Research In Motion Ltd.*	9,380	380,641
Automatic Data Processing, Inc.	5,950	234,073
eBay, Inc.*	15,790	220,428
Symantec Corp.*	14,490	195,905
Adobe Systems, Inc.*	8,630	183,733
Activision Blizzard Inc.*	19,610	169,430
Intuit, Inc.*	6,680	158,917
CA, Inc.	8,250	152,873
Paychex, Inc.	5,680	149,270
Yahoo!, Inc.*	11,060	134,932
Dell, Inc.*	11,860	121,446
Fiserv, Inc.*	3,320	120,748
Applied Materials, Inc.	11,500	116,495
Altera Corp.	6,930	115,800
Broadcom Corp. — Class A*	6,760	114,717
Linear Technology Corp.	4,910	108,609
Xilinx, Inc.	6,020	107,276
Juniper Networks, Inc.*	5,750	100,683
Electronic Arts, Inc.*	5,360	85,974
Cognizant Technology Solutions Corp. — Class A*	4,710	85,063
Citrix Systems, Inc.*	3,580	84,381
NetApp, Inc.*	5,720	79,908
Autodesk, Inc.*	3,910	76,832
Flir Systems, Inc.*	2,410	73,939
KLA-Tencor Corp.	3,390	73,868
Nvidia Corp.*	8,740	70,532
Check Point Software Technologies Ltd.*	3,510	66,655
Marvell Technology Group Ltd.*	9,670	64,499
Maxim Integrated Products, Inc.	5,160	58,927
VeriSign, Inc.*	3,030	57,812
Baidu.com — SP ADR*	440	57,451
Microchip Technology, Inc.	2,510	49,020
Infosys Technologies Ltd. — SP ADR	1,860	45,700
Lam Research Corp.*	2,140	45,539
Logitech International SA*	2,890	45,026
Akamai Technologies, Inc.*	2,690	40,592
IAC/InterActiveCorp*	2,420	38,067
Flextronics International Ltd.*	14,560	37,274
Seagate Technology	8,070	35,750
Sun Microsystems, Inc.*	5,330	20,361

Total Information Technology		10,521,384

		MARKET
	SHARES	VALUE

HEALTH CARE 15.5%
Gilead Sciences, Inc.*	14,870	$760,452
Amgen, Inc.*	8,190	472,972
Teva Pharmaceutical Industries Ltd. — SP ADR	10,580	450,391
Celgene Corp.*	7,530	416,258
Genzyme Corp.*	5,620	372,999
Biogen Idec, Inc.*	5,260	250,534
Express Scripts, Inc.*	3,660	201,227
Cephalon, Inc.*	1,110	85,514
Intuitive Surgical, Inc.*	650	82,543
Vertex Pharmaceuticals, Inc.*	2,610	79,292
Life Technologies Corp.*	2,910	67,832
DENTSPLY International, Inc.	2,370	66,929
Warner Chilcott Ltd.*	4,140	60,030
Hologic, Inc.*	4,470	58,423
Pharmaceutical Product Development, Inc.	1,900	55,119
Henry Schein, Inc.*	1,480	54,301
Illumina, Inc.*	2,010	52,361
Patterson Companies, Inc.*	1,930	36,188

Total Health Care		3,623,365

CONSUMER DISCRETIONARY 9.2%
Comcast Corp. — Class A	23,920	403,770
DIRECTV Group, Inc.*	12,680	290,499
Amazon.com, Inc.*	4,720	242,042
Apollo Group, Inc. — Class A*	2,670	204,575
Starbucks Corp.*	16,900	159,874
Bed Bath & Beyond, Inc.*	5,790	147,182
Staples, Inc.	7,950	142,464
Wynn Resorts Ltd.*	2,020	85,365
Sears Holdings Corp.*	2,140	83,182
O’Reilly Automotive, Inc.*	2,220	68,243
Ross Stores, Inc.	2,210	65,703
Garmin Ltd.	3,110	59,619
Urban Outfitters, Inc.*	2,750	41,195
Liberty Global, Inc. — Class A*	2,520	40,118
DISH Network Corp. — Class A*	3,570	39,591
Expedia, Inc.*	4,680	38,563
Liberty Media Corp - Interactive*	9,020	28,142
Focus Media Holding — SP ADR*	1,900	17,271

Total Consumer Discretionary		2,157,398

INDUSTRIALS 4.5%
Paccar, Inc.	6,740	192,764
First Solar, Inc.*	1,180	162,793
CH Robinson Worldwide, Inc.	2,770	152,433
Expeditors International of
Washington, Inc.	3,450	114,782

46 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     NASDAQ — 100® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Fastenal Co.	2,350	$81,898
Stericycle, Inc.*	1,490	77,599
Cintas Corp.	3,040	70,619
Ryanair Holdings PLC — SP ADR*	1,930	56,124
J.B. Hunt Transport Services, Inc.	2,090	54,904
Foster Wheeler Ltd.*	2,190	51,202
Joy Global, Inc.	1,660	37,997

Total Industrials		1,053,115

CONSUMER STAPLES 1.1%
Costco Wholesale Corp.	3,770	197,925
Hansen Natural Corp.*	1,520	50,966

Total Consumer Staples		248,891

TELECOMMUNICATION SERVICES 0.6%
Millicom International
Cellular SA	1,740	78,143
NII Holdings, Inc. — Class B*	2,670	48,541

Total Telecommunication Services		126,684

MATERIALS 0.5%
Sigma-Aldrich Corp.	2,000	84,480
Steel Dynamics, Inc.	3,110	34,770

Total Materials		119,250

Total Common Stocks (Cost $15,679,573)		17,850,087

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 10.4%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$622,620	622,620
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	622,620	622,620
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	622,620	622,620
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	561,961	561,961

Total Repurchase Agreements (Cost $2,429,821)		2,429,821

Total Investments 86.9% (Cost $18,109,394)		$20,279,908

Other Assets in Excess of Liabilities — 13.1%		$3,067,584

Net Assets — 100.0%		$23,347,492

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED
March 2009 NASDAQ-100 Index Mini Futures Contracts (Aggregate Market Value of Contracts $20,380,610)	842	$198,498

	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International January 2009 NASDAQ-100 Index Swap, Terminating 01/08/09** (Notional Market Value $8,649,829)	7,139	$76,539

*	Non-Income Producing Security.

**	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS
December 31, 2008
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 52.7%

FINANCIALS 11.1%
Everest Re Group Ltd.	640	$48,730
Health Care REIT, Inc.	1,080	45,576
W.R. Berkley Corp.	1,450	44,950
New York Community Bancorp, Inc.	3,600	43,056
Fidelity National Financial, Inc. — Class A	2,210	39,227
Federal Realty Investment Trust	620	38,490
Regency Centers Corp.	730	34,091
Reinsurance Group of America, Inc.	760	32,543
HCC Insurance Holdings, Inc.	1,196	31,993
Cullen/Frost Bankers, Inc.	620	31,422
Commerce Bancshares, Inc.	689	30,282
Nationwide Health Properties, Inc.	1,035	29,725
Valley National Bancorp	1,420	28,755
Old Republic International Corp.	2,410	28,727
Associated Banc-Corp.	1,340	28,046
First American Corp.	970	28,023
Rayonier, Inc.	820	25,707
Arthur J. Gallagher & Co.	990	25,651
Eaton Vance Corp.	1,210	25,422
Brown & Brown, Inc.	1,210	25,289
Realty Income Corp.	1,088	25,187
Synovus Financial Corp.	2,940	24,402
AMB Property Corp.	1,030	24,123
Liberty Property Trust	1,030	23,515
Hanover Insurance Group, Inc.	530	22,774
Bank of Hawaii Corp.	500	22,585
SEI Investments Co.	1,390	21,837
Essex Property Trust, Inc.	280	21,490
Stancorp Financial Group, Inc.	510	21,303
Alexandria Real Estate Equities, Inc.	340	20,516
City National Corp.	420	20,454
First Niagara Financial Group, Inc.	1,240	20,051
UDR, Inc.	1,420	19,582
American Financial Group, Inc.	790	18,075
Highwoods Properties, Inc.	660	18,058
Affiliated Managers Group, Inc.*	430	18,026
BancorpSouth, Inc.	760	17,754
Jefferies Group, Inc.	1,260	17,716
Fulton Financial Corp.	1,830	17,605
Camden Property Trust	560	17,550
FirstMerit Corp.	850	17,501
Raymond James Financial, Inc.	1,010	17,301
Mercury General Corp.	370	17,016
Mack-Cali Realty Corp.	690	16,905
Duke Realty Corp.	1,540	16,878
Weingarten Realty Investors	810	16,759

		MARKET
	SHARES	VALUE

TCF Financial Corp.	1,200	$16,392
Wilmington Trust Corp.	710	15,790
SL Green Realty Corp.	600	15,540
Westamerica Bancorporation	300	15,345
BRE Properties, Inc. — Class A	530	14,829
Hospitality Properties Trust	980	14,573
Macerich Co.	800	14,528
Omega Healthcare Investors, Inc.	870	13,894
Apollo Investment Corp.	1,490	13,872
Astoria Financial Corp.	840	13,843
Washington Federal, Inc.	920	13,763
Waddell & Reed Financial, Inc. — Class A	890	13,759
Cathay General Bancorp	520	12,350
Potlatch Corp.	410	10,664
Protective Life Corp.	730	10,476
Jones Lang LaSalle, Inc.	360	9,972
AmeriCredit Corp.*	1,220	9,321
SVB Financial Group*	340	8,918
Unitrin, Inc.	510	8,129
Webster Financial Corp.	550	7,579
PacWest Bancorp	260	6,994
Cousins Properties, Inc.	460	6,371
Equity One, Inc.	340	6,018
Colonial BancGroup, Inc.	2,120	4,388
Horace Mann Educators Corp.	410	3,768
The PMI Group, Inc.	730	1,424

Total Financials		1,463,168

INDUSTRIALS 7.6%
Roper Industries, Inc.	940	40,805
Quanta Services, Inc.*	2,060	40,788
URS Corp.*	870	35,470
AMETEK, Inc.	1,120	33,835
Alliant Techsystems, Inc.*	340	29,158
Manpower, Inc.	820	27,872
Donaldson Company	800	26,920
Waste Connections, Inc.*	830	26,203
Joy Global, Inc.	1,130	25,866
KBR, Inc.	1,690	25,688
Pentair, Inc.	1,030	24,380
Harsco Corp.	870	24,082
FTI Consulting, Inc.*	530	23,680
SPX Corp.	570	23,114
Lincoln Electric Holdings, Inc.	450	22,919
AGCO Corp.*	960	22,646
J.B. Hunt Transport Services, Inc.	860	22,592
Corrections Corporation of America*	1,310	21,432
IDEX Corp.	860	20,769
Wabtec Corp.	510	20,273
Hubbell, Inc. — Class B	590	19,281
Kansas City Southern*	950	18,098
Copart, Inc.*	660	17,945

48 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Shaw Group, Inc.*	870	$17,809
Timken Co.	890	17,471
MSC Industrial Direct Co.	470	17,310
Terex Corp.*	990	17,147
Kennametal, Inc.	760	16,864
GATX Corp.	510	15,795
Granite Construction, Inc.	340	14,936
Graco, Inc.	620	14,713
Bucyrus International, Inc.	780	14,446
Thomas & Betts Corporation*	580	13,932
JetBlue Airways Corp.*	1,916	13,604
Clean Harbors, Inc.*	210	13,322
Carlisle Companies, Inc.	640	13,248
Woodward Governor Co.	570	13,121
Trinity Industries, Inc.	830	13,081
Con-way Inc.	480	12,768
Nordson Corp.	360	11,624
Brink’s Co.	430	11,558
Alaska Air Group, Inc.*	380	11,115
Alexander & Baldwin, Inc.	430	10,776
Crane Co.	510	8,792
BE Aerospace, Inc.*	1,040	7,998
Corporate Executive Board Co.	360	7,942
Deluxe Corp.	530	7,929
Werner Enterprises, Inc.	450	7,803
Navigant Consulting, Inc.*	490	7,776
Rollins, Inc.	430	7,774
Mine Safety Appliances Co.	310	7,412
MPS Group, Inc.*	970	7,304
Herman Miller, Inc.	560	7,297
HNI Corp.	460	7,286
Oshkosh Corp.	780	6,934
United Rentals, Inc.*	630	5,746
AirTran Holdings, Inc.*	1,230	5,461
Korn/Ferry International, Inc.*	470	5,367
Federal Signal Corp.	500	4,105
Kelly Services, Inc. — Class A	290	3,773
Dycom Industries, Inc.*	410	3,370
YRC Worldwide, Inc.*	620	1,779

Total Industrials		1,000,304

CONSUMER DISCRETIONARY 7.4%
O’Reilly Automotive, Inc.*	1,410	43,343
Ross Stores, Inc.	1,350	40,135
Dollar Tree, Inc.*	950	39,710
DeVry, Inc.	640	36,742
Advance Auto Parts, Inc.	990	33,313
Strayer Education, Inc.	150	32,161
ITT Educational Services, Inc.*	330	31,343
priceline.com, Inc.*	420	30,933
Toll Brothers, Inc.*	1,360	29,145
NVR, Inc.*	60	27,375
BorgWarner, Inc.	1,210	26,342
Mohawk Industries, Inc.*	590	25,352
Petsmart, Inc.	1,330	24,538

		MARKET
	SHARES	VALUE

Wendy’s/Arby’s Group, Inc. — Class A	4,370	$21,588
Chipotle Mexican Grill, Inc. — Class A*	340	21,073
DreamWorks Animation SKG, Inc. — Class A*	810	20,461
American Eagle Outfitters, Inc.	2,160	20,218
CarMax, Inc.*	2,300	18,124
Urban Outfitters, Inc.*	1,190	17,826
LKQ Corp.*	1,470	17,140
John Wiley & Sons, Inc. — Class A	450	16,011
Marvel Entertainment, Inc.*	510	15,682
Tupperware Brands Corp.	650	14,755
Corinthian Colleges, Inc.*	890	14,569
Career Education Corp.*	770	13,814
Service Corporation International	2,670	13,270
Netflix, Inc.*	440	13,152
Gentex Corp.	1,460	12,892
Dick’s Sporting Goods, Inc.*	890	12,558
Hanesbrands, Inc.*	980	12,495
Rent-A-Center, Inc.*	700	12,355
Scientific Games Corp. — Class A*	680	11,927
Foot Locker, Inc.	1,620	11,891
Matthews International Corp. — Class A	320	11,738
M.D.C. Holdings, Inc.	380	11,514
Aeropostale, Inc.*	700	11,270
Brinker International, Inc.	1,060	11,172
Phillips-Van Heusen Corp.	540	10,870
Lamar Advertising Company*	790	9,922
Guess?, Inc.	630	9,670
The Warnaco Group, Inc.*	490	9,619
Brink’s Home Security Holdings, Inc.*	430	9,426
Under Armour, Inc.*	380	9,059
International Speedway Corp. — Class A	290	8,332
Ryland Group, Inc.	450	7,952
Collective Brands, Inc.*	670	7,852
Chico’s FAS, Inc.*	1,850	7,733
Williams-Sonoma, Inc.	910	7,153
J. Crew Group, Inc.*	540	6,588
Regis Corp.	450	6,539
Bob Evans Farms, Inc.	320	6,538
Saks, Inc.*	1,490	6,526
Callaway Golf Co.	680	6,317
Cheesecake Factory, Inc.*	620	6,262
Sotheby’s	700	6,223
Barnes & Noble, Inc.	390	5,850
Timberland Co. — Class A*	480	5,544
99 Cents Only Stores*	490	5,356
Thor Industries, Inc.	370	4,877

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Life Time Fitness, Inc.*	370	$4,792
Scholastic Corp.	280	3,802
American Greetings Corp. — Class A	470	3,558
AnnTaylor Stores Corp.*	600	3,462
Boyd Gaming Corp.	600	2,838
Harte-Hanks, Inc.	400	2,496
ArvinMeritor, Inc.	770	2,195
Blyth, Inc.	250	1,960
Modine Manufacturing Co.	340	1,656
Belo Corp. — Class A	920	1,435
Coldwater Creek, Inc.*	500	1,425
Pacific Sunwear of California, Inc.*	690	1,097
Furniture Brands International, Inc.	430	950
Hovnanian Enterprises, Inc. — Class A*	530	912

Total Consumer Discretionary		974,713

INFORMATION TECHNOLOGY 6.6%
SAIC, Inc.*	2,120	41,298
Alliance Data Systems Corp.*	670	31,175
Avnet, Inc.*	1,570	28,590
Synopsys, Inc.*	1,510	27,965
Lam Research Corp.*	1,310	27,877
Global Payments, Inc.	840	27,544
Trimble Navigation Ltd.*	1,250	27,012
Western Digital Corp.*	2,320	26,564
ANSYS, Inc.*	940	26,217
Lender Processing Services, Inc.	880	25,916
Mettler-Toledo International, Inc.*	350	23,590
Arrow Electronics, Inc.*	1,250	23,550
NCR Corp.*	1,650	23,331
Ingram Micro, Inc. — Class A*	1,720	23,031
Sybase, Inc.*	850	21,054
FactSet Research Systems Inc.	440	19,466
Diebold, Inc.	690	19,382
F5 Networks, Inc.*	830	18,974
Broadridge Financial Solutions, Inc.	1,480	18,559
Jack Henry & Associates, Inc.	880	17,081
DST Systems, Inc.*	430	16,331
NeuStar, Inc.*	820	15,687
Parametric Technology Corp.*	1,210	15,306
Metavante Technologies, Inc.*	940	15,143
Atmel Corp.*	4,680	14,648
National Instruments Corp.	600	14,616
Cree, Inc.*	920	14,600
Zebra Technologies Corp. — Class A*	660	13,372
Mantech International Corp. — Class A*	220	11,922
Silicon Laboratories, Inc.*	480	11,894
Intersil Corp. — Class A	1,280	11,763

		MARKET
	SHARES	VALUE

Polycom, Inc.*	870	$11,754
CommScope, Inc.*	740	11,500
Gartner, Inc. — Class A*	620	11,055
Macrovision Solutions Corp.*	870	11,005
International Rectifier Corp.*	760	10,260
Cadence Design Systems, Inc.*	2,720	9,955
Integrated Device Technology, Inc.*	1,770	9,930
3Com Corp.*	4,250	9,690
Digital River, Inc.*	390	9,672
Tech Data Corp.*	520	9,277
Fair Isaac Corp.	510	8,599
ADTRAN, Inc.	570	8,482
Avocent Corp.*	470	8,418
SRA International, Inc. — Class A*	440	7,590
Semtech Corp.*	630	7,100
Plantronics, Inc.	510	6,732
ADC Telecommunications, Inc.*	1,230	6,728
Vishay Intertechnology, Inc.*	1,950	6,669
Wind River Systems, Inc.*	710	6,411
Fairchild Semiconductor International, Inc.*	1,300	6,357
ValueClick, Inc.*	910	6,224
Acxiom Corp.	710	5,758
ACI Worldwide, Inc.*	360	5,724
Mentor Graphics Corp.*	970	5,015
Imation Corp.	320	4,342
Palm, Inc.*	1,150	3,530
Advent Software, Inc.*	170	3,395
RF Micro Devices, Inc.*	2,750	2,145

Total Information Technology		866,775

HEALTH CARE 6.0%
Vertex Pharmaceuticals, Inc.*	1,570	47,697
Pharmaceutical Product Development, Inc.	1,230	35,682
Hologic, Inc.*	2,680	35,028
Henry Schein, Inc.*	930	34,122
Edwards Lifesciences Corp.*	580	31,871
Endo Pharmaceuticals Holdings, Inc.*	1,220	31,574
Covance, Inc.*	660	30,380
Omnicare, Inc.	1,090	30,259
ResMed, Inc.*	790	29,609
Beckman Coulter, Inc.	660	29,000
Cerner Corp.*	710	27,300
Perrigo Co.	810	26,171
Techne Corp.	400	25,808
Gen-Probe, Inc.*	570	24,419
IDEXX Laboratories, Inc.*	620	22,370
Teleflex, Inc.	420	21,042
Lincare Holdings, Inc.*	780	21,005
Universal Health Services, Inc. — Class B	530	19,912

50 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Valeant Pharmaceuticals
International*	850	$19,465
Thoratec Corp.*	590	19,169
Charles River Laboratories International, Inc.*	710	18,602
VCA Antech, Inc.*	880	17,494
Psychiatric Solutions, Inc.*	580	16,153
Bio-Rad Laboratories, Inc. — Class A*	200	15,062
United Therapeutics Corp.*	240	15,012
Masimo Corp.*	500	14,915
Steris Corp.	620	14,812
Community Health Systems, Inc.*	980	14,288
LifePoint Hospitals, Inc.*	560	12,790
Sepracor, Inc.*	1,140	12,517
Health Net, Inc.*	1,080	11,761
Kinetic Concepts, Inc.*	590	11,316
Hill-Rom Holdings, Inc.	650	10,699
Varian, Inc.*	300	10,053
Medicis Pharmaceutical Corp. — Class A	590	8,201
WellCare Health Plans, Inc.*	440	5,658
Health Management Associates, Inc. — Class A*	2,550	4,565
Kindred Healthcare, Inc.*	310	4,036
Advanced Medical Optics, Inc.*	540	3,569
Affymetrix, Inc.*	730	2,183

Total Health Care		785,569

UTILITIES 4.3%
MDU Resources Group, Inc.	1,920	41,434
NSTAR	1,120	40,869
Northeast Utilities	1,630	39,218
Puget Energy, Inc.	1,360	37,087
Alliant Energy Corp.	1,150	33,557
Oneok, Inc.	1,090	31,741
Aqua America, Inc.	1,410	29,032
DPL, Inc.	1,210	27,636
UGI Corp.	1,130	27,595
National Fuel Gas Co.	830	26,004
AGL Resources, Inc.	800	25,080
OGE Energy Corp.	970	25,007
NV Energy, Inc.	2,450	24,230
Great Plains Energy, Inc.	1,240	23,969
Westar Energy, Inc.	1,130	23,176
Energen Corp.	750	21,997
Vectren Corp.	850	21,258
Hawaiian Electric Industries, Inc.	940	20,812
WGL Holdings, Inc.	520	16,999
IDACORP, Inc.	480	14,136
Black Hills Corp.	400	10,784
PNM Resources, Inc.	900	9,072

Total Utilities		570,693

		MARKET
	SHARES	VALUE

MATERIALS 3.6%
Martin Marietta Materials, Inc.	430	$41,744
FMC Corp.	770	34,442
Airgas, Inc.	850	33,141
Cliffs Natural Resources Inc	1,190	30,476
Lubrizol Corp.	700	25,473
AptarGroup, Inc.	710	25,020
Sonoco Products Co.	1,043	24,156
Albemarle Corp.	950	21,185
Steel Dynamics, Inc.	1,690	18,894
Valspar Corp.	1,040	18,814
RPM International, Inc.	1,350	17,942
Terra Industries, Inc.	1,070	17,837
Olin Corp.	798	14,428
Packaging Corporation of America	1,070	14,402
Commercial Metals Co.	1,190	14,125
Scotts Miracle-Gro Co. — Class A	460	13,671
Reliance Steel & Aluminum Co.	670	13,360
Sensient Technologies Corp.	510	12,179
Greif, Inc. — Class A	360	12,035
Cabot Corp.	680	10,404
Cytec Industries, Inc.	490	10,398
Carpenter Technology Corp.	460	9,448
Minerals Technologies, Inc.	200	8,180
Ashland, Inc.	690	7,252
Worthington Industries, Inc.	630	6,943
Temple-Inland, Inc.	1,110	5,328
Chemtura Corp.	2,540	3,556
Ferro Corp.	460	3,243
Louisiana-Pacific Corp.	950	1,482

Total Materials		469,558

ENERGY 3.4%
FMC Technologies, Inc.*	1,310	31,217
Pride International, Inc.*	1,810	28,924
Denbury Resources, Inc.*	2,580	28,173
Newfield Exploration Co.*	1,380	27,255
Plains Exploration & Production Co.*	1,120	26,029
Helmerich & Payne, Inc.	1,100	25,025
Arch Coal, Inc.	1,490	24,272
Cimarex Energy Co.	870	23,298
Comstock Resources, Inc.*	480	22,680
Tidewater, Inc.	540	21,746
Patterson-UTI Energy, Inc.	1,620	18,646
Southern Union Co.	1,300	16,952
Forest Oil Corp.*	1,020	16,820
Oceaneering International, Inc.*	570	16,610
Exterran Holdings, Inc.*	680	14,484
Encore Acquisition Co.*	550	14,036
Frontier Oil Corp.	1,090	13,767
Unit Corp.*	490	13,093
Superior Energy Services*	810	12,903

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     MID-CAP 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Overseas Shipholding
Group, Inc.	260	$10,949
Mariner Energy, Inc.*	930	9,486
Bill Barrett Corp.*	390	8,241
Helix Energy Solutions Group, Inc.*	960	6,950
Quicksilver Resources, Inc.*	1,170	6,517
Patriot Coal Corp.*	660	4,125

Total Energy		442,198

CONSUMER STAPLES 2.4%
Church & Dwight Co., Inc.	730	40,968
Ralcorp Holdings, Inc.*	590	34,456
Energizer Holdings, Inc.*	610	33,025
Hansen Natural Corp.*	770	25,818
Hormel Foods Corp.	730	22,688
Corn Products International, Inc.	780	22,503
Alberto-Culver Co.	890	21,814
BJ’s Wholesale Club, Inc.*	610	20,899
Flowers Foods, Inc.	820	19,975
Smithfield Foods, Inc.*	1,240	17,447
PepsiAmericas, Inc.	600	12,216
Ruddick Corp.	410	11,336
NBTY, Inc.*	570	8,921
Universal Corp.	260	7,766
Lancaster Colony Corp.	210	7,203
Tootsie Roll Industries, Inc.	270	6,915

Total Consumer Staples		313,950

TELECOMMUNICATION SERVICES 0.3%
Telephone & Data Systems, Inc.	1,110	35,243
Cincinnati Bell, Inc.*	2,410	4,651

Total Telecommunication Services		39,894

Total Common Stocks (Cost $9,098,345)		6,926,822

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 28.0%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$945,878	945,878
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	945,878	945,878

	FACE	MARKET
	AMOUNT	VALUE

UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	$945,878	$945,878
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	853,723	853,723

Total Repurchase Agreements (Cost $3,691,357)		3,691,357

Total Investments 80.7% (Cost $12,789,702)		$10,618,179

Other Assets in Excess of Liabilities – 19.3%		$2,532,175

Net Assets – 100.0%		$13,150,354

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS
March 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $7,854,210)	147	$352,821

	UNITS
EQUITY INDEX SWAP AGREEMENTS
Credit Suisse Capital, LLC March 2009 S&P MidCap 400 Index Swap, Terminating 03/26/09** (Notional Market Value $4,359,817)	8,100	$139,176
Goldman Sachs International January 2009 MidCap 400 Index Swap, Terminating 01/08/09** (Notional Market Value $511,333)	950	20,732

(Total Notional Market Value $4,871,150)		$159,908

*	Non-Income Producing Security.

**	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.

REIT — Real Estate Investment Trust.
52 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     INVERSE MID-CAP STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 20.8%
Farmer Mac* 0.07% due 01/07/09	$500,000	$499,995
Federal Home Loan Bank* 0.20% due 01/06/09	500,000	499,989

Total Federal Agency Discount Notes (Cost $999,984)		999,984

REPURCHASE AGREEMENTS† 71.2%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	878,564	878,564
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	878,564	878,564
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	878,564	878,564
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	792,968	792,968

Total Repurchase Agreements (Cost $3,428,660)		3,428,660

Total Investments 92.0% (Cost $4,428,644)		$4,428,644

Other Assets in Excess of Liabilities — 8.0%		$383,898

Net Assets — 100.0%		$4,812,542

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS SOLD SHORT
March 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $3,098,940)	58	$(104,331)

		UNREALIZED
	UNITS	LOSS

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT
Goldman Sachs International January 2009 S&P MidCap 400 Index Swap, Terminating 01/08/09** (Notional Market Value $511,333)	950	$(20,763)
Credit Suisse Capital, LLC March 2009 S&P MidCap 400 Index Swap, Terminating 03/26/09** (Notional Market Value $1,182,352)	2,197	(55,028)

(Total Notional Market Value $1,693,685)		$(75,791)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 45.9%

FINANCIALS 10.7%
Realty Income Corp.	220	$5,093
Aspen Insurance Holdings Ltd.	180	4,365
Senior Housing Properties Trust	240	4,301
First Niagara Financial Group, Inc.	248	4,010
Highwoods Properties, Inc.	136	3,721
Validus Holdings Ltd.	140	3,662
Platinum Underwriters Holdings Ltd.	100	3,608
ProAssurance Corp.*	67	3,536
FirstMerit Corp.	170	3,500
Montpelier Re Holdings Ltd.	196	3,291
IPC Holdings Ltd.	110	3,289
UMB Financial Corp.	66	3,243
Washington Real Estate Investment Trust	113	3,198
Knight Capital Group, Inc. — Class A*	196	3,165
Westamerica Bancorporation	60	3,069
NewAlliance Bancshares, Inc.	230	3,029
Healthcare Realty Trust, Inc.	128	3,005
National Retail Properties, Inc.	169	2,905
Susquehanna Bancshares, Inc.	180	2,864
Corporate Office Properties Trust SBI	92	2,824
Apollo Investment Corp.	300	2,793
Home Properties, Inc.	68	2,761
Omega Healthcare Investors, Inc.	170	2,715
United Bankshares, Inc.	80	2,658
Tanger Factory Outlet Centers, Inc.	70	2,633
Cathay General Bancorp	110	2,612
Odyssey Re Holdings Corp.	50	2,590
Selective Insurance Group, Inc.	110	2,522
Greenhill & Company, Inc.	36	2,512
Argo Group International Holdings Ltd.*	74	2,510
Zenith National Insurance Corp.	79	2,494
MFA Mortgage Investments, Inc.	420	2,474
Old National Bancorp	136	2,470
National Penn Bancshares, Inc.	170	2,467
RLI Corp.	40	2,446
Stifel Financial Corp.*	53	2,430
International Bancshares Corp.	110	2,401
FNB Corp.	180	2,376
Trustmark Corp.	110	2,375
Prosperity Bancshares, Inc.	80	2,367
Hancock Holding Co.	50	2,273
East-West Bancorp, Inc.	140	2,236
Mid-America Apartment Communities, Inc.	60	2,230
First Financial Bankshares, Inc.	40	2,208
Glacier Bancorp, Inc.	110	2,092
Max Capital Group Ltd.	116	2,053

		MARKET
	SHARES	VALUE

Signature Bank*	71	$2,037
Entertainment Properties Trust	68	2,026
First Midwest Bancorp, Inc.	100	1,997
Provident Financial Services, Inc.	130	1,989
First Commonwealth Financial Corp.	160	1,981
Potlatch Corp.	76	1,977
MB Financial Corp.	70	1,956
BioMed Realty Trust, Inc.	166	1,946
Franklin Street Properties Corp., Inc.	130	1,917
NBT Bancorp, Inc.	68	1,901
Umpqua Holding Corp.	130	1,881
DCT Industrial Trust, Inc.	370	1,872
American Campus Communities, Inc.	90	1,843
Sovran Self Storage, Inc.	50	1,800
Employers Holdings, Inc.	109	1,798
PrivateBancorp, Inc.	55	1,785
S&T Bancorp, Inc.	50	1,775
Extra Space Storage, Inc.	170	1,754
Eastgroup Properties, Inc.	48	1,708
First Bancorp Puerto Rico	150	1,671
CVB Financial Corp.	140	1,666
Pacific Capital Bancorp	98	1,654
UCBH Holdings, Inc.	240	1,651
Cash America International, Inc.	60	1,641
WesBanco, Inc.	60	1,633
Delphi Financial Group,Inc. — Class A	88	1,623
Interactive Brokers Group, Inc. — Class A*	90	1,610
Community Bank System, Inc.	66	1,610
SVB Financial Group*	60	1,574
Inland Real Estate Corp.	120	1,558
Equity Lifestyle Properties, Inc.	40	1,534
TrustCo Bank Corp.	160	1,522
PHH Corp.*	118	1,502
Pinnacle Financial Partners, Inc.*	50	1,490
Post Properties, Inc.	90	1,485
Navigators Group, Inc.*	27	1,483
Piper Jaffray Companies, Inc.*	37	1,471
IBERIABANK Corp.	30	1,440
United Fire & Casualty Co.	46	1,429
Infinity Property & Casualty Corp.	30	1,402
Chemical Financial Corp.	50	1,394
KBW, Inc.*	60	1,380
National Health Investors, Inc.	50	1,371
PacWest Bancorp	50	1,345
PS Business Parks, Inc.	30	1,340
Assured Guaranty Ltd.	117	1,334
Ares Capital Corp.	210	1,329
Park National Corp.	18	1,291
Investors Real Estate Trust	120	1,285
Capstead Mortgage Corp.	116	1,249

54 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Brookline Bancorp, Inc.	116	$1,235
Cousins Properties, Inc.	89	1,233
United Community Banks, Inc.	91	1,232
Ezcorp, Inc. — Class A*	80	1,217
Investors Bancorp, Inc.*	90	1,209
Equity One, Inc.	68	1,204
optionsXpress Holdings, Inc.	90	1,202
Financial Federal Corp.	50	1,163
Anworth Mortgage Asset Corp.	180	1,157
Safety Insurance Group, Inc.	30	1,142
Bank Mutual Corp.	98	1,131
Tower Group, Inc.	40	1,128
Community Trust Bancorp, Inc.	30	1,102
Provident New York Bancorp	88	1,091
Capital Southwest Corp.	10	1,082
Berkshire Hills Bancorp, Inc.	35	1,080
Bancfirst Corp.	20	1,058
Redwood Trust, Inc.	70	1,044
Harleysville Group, Inc.	30	1,042
Wintrust Financial Corp.	50	1,028
Portfolio Recovery Associates, Inc.*	30	1,015
LTC Properties, Inc.	50	1,014
DiamondRock Hospitality Co.	199	1,009
City Holding Co.	29	1,009
Acadia Realty Trust	70	999
TowneBank	40	992
First Financial Bancorp	80	991
Hilltop Holdings, Inc.*	100	974
Sterling Bancshares, Inc.	160	973
LaSalle Hotel Properties	88	972
Univest Corp. of Pennsylvania	30	964
American Physicians Capital, Inc.	20	962
Harleysville National Corp.	66	953
Stewart Information Services Corp.	40	940
Sterling Savings Bank	106	933
Universal Health Realty Income Trust	28	921
First Busey Corp.	50	912
SWS Group, Inc.	48	910
State Auto Financial Corp.	30	902
Castlepoint Holdings Ltd.	66	895
Bank of the Ozarks, Inc.	30	889
First Merchants Corp.	40	888
Simmons First National Corp.	30	884
Colonial BancGroup, Inc.	426	882
FPIC Insurance Group, Inc.*	20	876
Banco Latinoamericano de Exportaciones SA	60	862
Medical Properties Trust Inc.	136	858
Northwest Bancorp, Inc.	40	855
StellarOne Corp.	50	845
Getty Realty Corp.	40	842
American Equity Investment Life Holding Co.	120	840
Colonial Properties Trust	100	833

		MARKET
	SHARES	VALUE

Horace Mann Educators Corp.	90	$827
SY Bancorp, Inc.	30	825
Boston Private Financial Holdings, Inc.	120	821
First Financial Corp.	20	820
Capital City Bank Group, Inc.	30	817
Home Bancshares, Inc.	30	808
Citizens Banking Corp.	271	808
Pico Holdings, Inc.*	30	797
Saul Centers, Inc.	20	790
Ambac Financial Group, Inc.	606	788
Beneficial Mutual Bancorp, Inc.*	70	787
Independent Bank Corp.	30	785
Phoenix Companies, Inc.	240	785
Greenlight Capital Re Ltd. — Class A*	60	779
Citizens, Inc.*	80	776
Texas Capital Bancshares, Inc.*	58	775
Meadowbrook Insurance Group, Inc.	120	773
First Cash Financial Services, Inc.*	40	762
Forestar Real Estate Group, Inc.*	80	762
Amerisafe, Inc.*	37	760
Triko Bancshares	30	749
Union Bankshares Corp.	30	744
Ocwen Financial Corp.*	80	734
Crawford & Co. — Class B*	50	727
Suffolk Bancorp	20	719
Prospect Capital Corp.	60	718
Lakeland Financial Corp.	30	715
1st Source Corp.	30	709
Southside Bancshares, Inc.	30	705
Westfield Financial, Inc.	68	702
CNA Surety Corp.*	36	691
SCBT Financial Corp.	20	690
Riskmetrics Group, Inc.*	46	685
Sunstone Hotel Investors, Inc.	110	681
First Industrial Realty Trust, Inc.	89	672
Provident Bankshares Corp.	68	657
Sandy Spring Bancorp, Inc.	30	655
Dime Community Bancshares	49	652
South Financial Group, Inc.	150	648
Renasant Corp.	38	647
eHealth, Inc.*	48	637
Urstadt Biddle Properties, Inc.	40	637
Radian Group, Inc.	170	626
thinkorswim Group, Inc.*	110	618
Heartland Financial USA, Inc.	30	618
United Financial Bancorp, Inc.	40	606
Danvers Bancorp, Inc.	45	602
Flushing Financial Corp.	50	598
First Potomac Realty Trust	64	595
World Acceptance Corp.*	30	593
First Community Bancshares, Inc.	17	593
Central Pacific Financial Corp.	59	592

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Enstar Group*	10	$591
BancTrust Financial Group, Inc.	40	590
Tompkins Financial Corp.	10	579
MainSource Financial Group, Inc.	37	573
Nelnet, Inc. — Class A	40	573
SeaBright Insurance Holdings, Inc.*	48	564
Compass Diversified Trust	50	562
Hercules Technology Growth Capital, Inc.	70	554
First Bancorp	30	550
MVC Capital, Inc.	50	548
Flagstone Reinsurance Holdings	56	547
Republic Bancorp, Inc.	20	544
Parkway Properties, Inc.	30	540
Lexington Realty Trust	108	540
MarketAxess Holdings, Inc.*	66	539
Cedar Shopping Centers, Inc.	76	538
Sterling Bancorp	38	533
Peapack Gladstone Financial Corp.	20	533
Hatteras Financial Corp.	20	532
Nara Bancorp, Inc.	54	531
ESSA Bancorp, Inc.	37	523
Pennsylvania Real Estate Investment Trust	70	521
Dollar Financial Corp.*	50	515
United America Indemnity Ltd. — Class A*	40	512
Kearny Financial Corp.	40	512
LaBranche & Company, Inc.*	106	508
Oritani Financial Corp.*	30	505
Arrow Financial Corp.	20	503
GFI Group, Inc.	140	496
Tejon Ranch Co. De*	20	495
Presidential Life Corp.	50	494
GAMCO Investors, Inc. — Class A	18	492
West Bancorporation, Inc.	40	490
U-Store-It Trust	110	489
Camden National Corp.	18	486
PMA Capital Corp.*	68	481
WSFS Financial Corp.	10	480
Shore Bancshares, Inc.	20	480
Aircastle Ltd.	100	478
NorthStar Realty Finance Corp.	120	469
First Financial Northwest, Inc.	50	467
FBL Financial Group, Inc. — Class A	30	463
Abington Bancorp, Inc.	49	453
Lakeland Bancorp, Inc.	40	450
Northfield Bancorp, Inc.	40	450
Columbia Banking Systems, Inc.	37	441
Cohen & Steers, Inc.	40	440
TradeStation Group, Inc.*	68	439
Life Partners Holdings, Inc.	10	436
Frontier Financial Corp.	100	436
Kansas City Life Insurance Co.	10	433

		MARKET
	SHARES	VALUE

First Mercury Financial Corp.*	30	$428
Sun Communities, Inc.	30	420
Sierra Bancorp	20	420
NGP Capital Resources Co.	50	418
BankFinancial Corp.	40	408
Green Bankshares, Inc.	30	406
First Financial Holdings, Inc.	20	405
Western Alliance Bancorp, Inc.*	40	404
First Bancorp, Inc.	20	398
Citizens & Northern Corp.	20	395
Washington Trust Bancorp, Inc.	20	395
CoBiz Financial, Inc.	40	390
Southwest Bancorp, Inc.	30	389
Peoples Bancorp, Inc.	20	383
Consolidated-Tomoka Land Co.	10	382
Baldwind & Lyons, Inc. — Class B	20	364
Wilshire Bancorp, Inc.	40	363
American Capital Agency Corp.	17	363
Agree Realty Corp.	20	363
Ameris Bancorp	30	355
Amtrust Financial Services, Inc.	30	348
Old Second Bancorp, Inc.	30	348
Cascade Bancorp.	50	337
Donegal Group, Inc. — Class A	20	335
Oceanfirst Financial Corp.	20	332
The PMI Group, Inc.	170	332
RAIT Financial Trust	126	328
Gladstone Capital Corp.	40	324
Maiden Holdings Ltd.	100	313
Mission West Properties	40	306
Education Realty Trust, Inc.	58	303
Oriental Financial Group	50	303
Hersha Hospitality Trust	100	300
Pacific Continental Corp.	20	299
Calamos Asset Management, Inc. — Class A	40	296
BlackRock Kelso Capital Corp.	30	296
State Bancorp, Inc.	30	292
FBR Capital Markets Corp.*	60	292
Anthracite Capital, Inc.	130	290
Penson Worldwide Company, Inc.*	38	290
ViewPoint Financial Group	18	289
Ashford Hospitality Trust, Inc.	250	288
Financial Institutions, Inc.	20	287
Yadkin Valley Financial Corp.	20	285
Banner Corp.	30	282
Cogdell Spencer, Inc.	30	281
Monmouth Real Estate Investment Corp. — Class A	40	280
Rockville Financial, Inc.	20	279
Enterprise Financial Services Corp.	18	274
Associated Estates Realty Corp.	30	274
Smithtown Bancorp, Inc.	17	273
Centerstate Banks of Florida, Inc.	16	272
NASB Financial, Inc.	10	270

56 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Ames National Corp.	10	$265
Avatar Holdings Inc.*	10	265
American Safety Insurance Holdings Ltd.*	20	264
Strategic Hotels & Resorts, Inc.	156	262
Cardinal Financial Corp.	46	262
EMC Insurance Group, Inc.	10	257
Roma Financial Corp.	20	252
First South Bancorp, Inc.	20	251
Evercore Partners, Inc. — Class A	20	250
Premierwest Bancorp	37	248
Farmers Capital Bank Corp.	10	244
Chimera Investment Corp.	70	242
Pennsylvania Commerce Bancorp, Inc.*	9	240
Sanders Morris Harris Group Inc.	40	240
FelCor Lodging Trust, Inc.	130	239
Clifton Savings Bancorp, Inc.	20	237
Capitol Bancorp, Ltd.	30	234
National Financial Partners Corp.	76	231
Harris & Harris Group, Inc.*	58	229
Medallion Financial Corp.	30	229
Gladstone Investment Corp.	46	226
Heritage Commerce Corp.	20	225
Glimcher Realty Trust	80	225
Sun Bancorp, Inc.*	30	225
Kite Realty Group Trust	40	222
FCStone Group, Inc.*	50	222
Guaranty Bancorp*	110	220
Winthrop Realty Trust	20	217
Encore Capital Group, Inc.*	30	216
Care Investment Trust, Inc.	27	210
Guaranty Financial Group, Inc.*	80	209
United Security Bancshares	18	208
Bryn Mawr Bank Corp.	10	201
NewStar Financial, Inc.*	50	200
Westwood Holdings Group, Inc.	7	199
Seacoast Banking Corporation of Florida	30	198
West Coast Bancorp	30	198
First Marblehead Corp.*	150	194
Resource Capital Corp.	50	192
NYMAGIC, Inc.	10	191
Thomas Weisel Partners Group, Inc.*	40	189
Ramco-Gershenson Properties Trust	30	185
Meridian Interstate Bancorp, Inc.*	20	185
BGC Partners, Inc. — Class A	66	182
National Interstate Corp.	10	179
One Liberty Properties, Inc.	20	176
Advance America Cash Advance Centers, Inc.	90	170
Advanta Corp.	80	167
CapLease, Inc.	96	166

		MARKET
	SHARES	VALUE

Hanmi Financial Corp.	80	$165
Ladenburg Thalmann Financial Services, Inc.*	227	163
City Bank	30	156
CompuCredit Corp.*	28	155
Asset Acceptance Capital Corp.*	30	153
First Place Financial Corp.	40	153
Epoch Holding Corp.	20	152
Fifth Street Finance Corp.	20	151
Kayne Anderson Energy Development Co.	20	150
US Global Investors, Inc. — Class A	30	147
Patriot Capital Funding, Inc.	40	146
Amcore Financial, Inc.	40	145
PennantPark Investment Corp.	40	144
Broadpoint Securities Group, Inc.*	48	143
Credit Acceptance Corp.*	10	137
Capital Trust, Inc. — Class A	38	137
Maui Land & Pineapple Company, Inc.*	10	134
Kohlberg Capital Corp.	36	131
First Acceptance Corp.*	45	131
Thomas Properties Group, Inc.	50	130
Santander BanCorp	10	125
Stratus Properties, Inc.*	10	125
Gramercy Capital Corp.	90	115
Meruelo Maddux Properties, Inc.*	90	112
Maguire Properties, Inc.*	76	111
MCG Capital Corp.	156	111
Anchor BanCorp Wisconsin, Inc.	40	110
Encore Bancshares, Inc.*	10	110
Fox Chase Bancorp, Inc.*	10	110
Home Federal Bancorp, Inc.	10	107
Brooklyn Federal Bancorp, Inc.	7	98
Newcastle Investment Corp.	110	92
Arbor Realty Trust, Inc.	30	89
Hallmark Financial Services, Inc.*	10	88
International Assets Holding Corp.*	10	86
Grubb & Ellis Co.	69	86
Corus Bankshares, Inc.	76	84
Flagstar Bancorp, Inc.*	106	75
Midwest Banc Holdings, Inc.	50	70
Resource America, Inc. — Class A	17	68
Doral Financial Corp.*	9	68
Federal Agricultural Mortgage Corp.	19	67
DuPont Fabros Technology, Inc.	28	58
Primus Guaranty Ltd.*	50	57
United Community Financial Corp.	61	55
Friedman Billings Ramsey Group, Inc. — Class A*	310	53
FirstFed Financial Corp.*	30	53
Integra Bank Corp.	37	51
JER Investors Trust, Inc.	48	45

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Pzena Investment Management,
Inc. — Class A	10	$42
Cardtronics, Inc.*	30	39
Independence Holding Co.	10	36
Waterstone Financial, Inc.*	10	34
Ampal American Israel — Class A*	40	23
FX Real Estate and Entertainment, Inc.*	20	3

Total Financials		364,682

INDUSTRIALS 7.8%
Waste Connections, Inc.*	171	5,398
Watson Wyatt & Company Holdings	90	4,304
Wabtec Corp.	98	3,896
Clarcor, Inc.	110	3,650
Curtiss-Wright Corp.	105	3,506
Teledyne Technologies, Inc.*	76	3,386
Moog, Inc. — Class A*	90	3,291
Acuity Brands, Inc.	90	3,142
EMCOR Group, Inc.*	140	3,140
Granite Construction, Inc.	70	3,075
Tetra Tech, Inc.*	126	3,043
Woodward Governor Co.	130	2,993
UAL Corp.*	270	2,975
Brady Corp. — Class A	110	2,635
JetBlue Airways Corp.*	370	2,627
Regal-Beloit Corp.	68	2,583
Clean Harbors, Inc.*	40	2,538
Energy Conversion Devices, Inc.*	100	2,521
Perini Corp.*	106	2,478
ESCO Technologies, Inc.*	58	2,375
TransDigm Group, Inc.*	70	2,350
Orbital Sciences Corp.*	120	2,344
Alaska Air Group, Inc.*	80	2,340
Huron Consulting Group, Inc.*	40	2,291
SkyWest, Inc.	120	2,232
Simpson Manufacturing Company, Inc.	80	2,221
Actuant Corp. — Class A	116	2,206
Esterline Technologies Corp.*	58	2,198
Genesee & Wyoming, Inc. — Class A*	70	2,135
Nordson Corp.	66	2,131
HUB Group, Inc. — Class A*	80	2,122
Mueller Water Products, Inc. — Class A	250	2,100
GrafTech International Ltd.*	250	2,080
Kaydon Corp.	58	1,992
Mueller Industries, Inc.	78	1,956
Heico Corp.	50	1,942
Briggs & Stratton Corp.	110	1,935
Knight Transportation, Inc.	120	1,934
Watsco, Inc.	50	1,920
Geo Group, Inc.*	106	1,911
Belden, Inc.	90	1,879

		MARKET
	SHARES	VALUE

Otter Tail Power Co.	80	$1,866
US Airways Group, Inc.*	240	1,855
Heartland Express, Inc.	116	1,828
Baldor Electric Co.	98	1,749
ABM Industries, Inc.	90	1,715
Old Dominion Freight Line, Inc.*	60	1,708
Applied Industrial Technologies, Inc.	90	1,703
Triumph Group, Inc.	40	1,698
United Stationers, Inc.*	50	1,675
Deluxe Corp.	110	1,646
Resources Connection, Inc.*	100	1,638
Rollins, Inc.	90	1,627
Navigant Consulting, Inc.*	100	1,587
Mine Safety Appliances Co.	66	1,578
Werner Enterprises, Inc.	89	1,543
Herman Miller, Inc.	116	1,511
MPS Group, Inc.*	200	1,506
Arkansas Best Corp.	50	1,506
Watts Industries, Inc. — Class A	60	1,498
American Science & Engineering, Inc.	20	1,479
Hexcel Corp.*	200	1,478
AAR Corp.*	80	1,473
Allegiant Travel Co.*	30	1,457
Forward Air Corp.	60	1,456
American Superconductor Corp.*	88	1,435
Healthcare Services Group	90	1,434
HNI Corp.	90	1,426
Franklin Electric Company, Inc.	50	1,406
Barnes Group, Inc.	96	1,392
SYKES Enterprises, Inc.*	70	1,338
CoStar Group, Inc.*	40	1,318
Ameron International Corp.	20	1,258
Astec Industries, Inc.*	40	1,253
Beacon Roofing Supply, Inc.*	88	1,221
Ceradyne, Inc.*	60	1,219
K-Tron International, Inc.*	15	1,199
Insituform Technologies, Inc. — Class A*	60	1,181
A.O. Smith Corp.	40	1,181
Korn/Ferry International, Inc.*	100	1,142
Team, Inc.*	40	1,108
Axsys Technologies, Inc.*	20	1,097
AirTran Holdings, Inc.*	246	1,092
Middleby Corp.*	40	1,091
General Maritime Corp.	100	1,080
Universal Forest Products, Inc.	40	1,076
Mcgrath Rentcorp	50	1,068
Circor International, Inc.	38	1,045
Mastec, Inc.*	90	1,042
Administaff, Inc.	48	1,041
RBC Bearings, Inc.*	50	1,014
Mobile Mini, Inc.*	70	1,009
Viad Corp.	40	990

58 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Evergreen Solar, Inc.*	310	$989
Robbins & Myers, Inc.	60	970
Layne Christensen Co.*	40	960
II-VI, Inc.*	50	955
Gorman-Rupp Co.	30	934
Comfort Systems USA, Inc.	86	917
Tredegar Corp.	50	909
Kaman Corp. — Class A	50	907
Exponent, Inc.*	30	902
Knoll, Inc.	100	902
Lindsay Manufacturing Co.	28	890
Force Protection, Inc.*	146	873
Badger Meter, Inc.	30	871
Heidrick & Struggles International, Inc.	40	862
EnPro Industries, Inc.*	40	862
Northwest Pipe Co.*	20	852
TrueBlue, Inc.*	88	842
Griffon Corp.*	90	840
CBIZ, Inc.*	96	830
RSC Holdings, Inc.*	97	826
Cubic Corp.	30	816
G & K Services, Inc. — Class A	40	809
Advisory Board Co.*	36	803
Federal Signal Corp.	96	788
Albany International Corp. — Class A	60	770
DynCorp International, Inc. — Class A*	50	759
Encore Wire Corp.	40	758
AZZ, Inc.*	30	753
Genco Shipping & Trading Ltd.	50	740
Michael Baker Corp.*	20	738
Aerovironment, Inc.*	20	736
ATC Technology Corp.*	50	732
Quanex Building Products Corp.	78	731
GeoEye, Inc.*	38	731
Pacer International, Inc.	70	730
Kelly Services, Inc. — Class A	56	729
Stanley, Inc.*	20	724
Dycom Industries, Inc.*	88	723
Raven Industries, Inc.	30	723
Interline Brands, Inc.*	68	723
Blount International, Inc.*	76	720
School Specialty, Inc.*	37	707
Republic Airways Holdings, Inc.*	66	704
Amerco, Inc.*	20	691
Taser International, Inc.*	130	686
Eagle Bulk Shipping Inc.	100	682
Gibraltar Industries, Inc.	56	669
Atlas Air Worldwide Holdings Company, Inc.*	35	662
EnerSys*	60	660
NCI Building Systems, Inc.*	40	652
Chart Industries, Inc.*	60	638

		MARKET
	SHARES	VALUE

AAON, Inc.	30	$626
LB Foster Co. — Class A*	20	626
Tennant Co.	40	616
Apogee Enterprises, Inc.	59	611
American Ecology Corp.	30	607
Kimball International, Inc. — Class B	70	603
Standex International Corp.	30	595
Ennis Inc.	49	593
FuelCell Energy, Inc.*	150	582
Powell Industries, Inc.*	20	580
Dynamic Materials Corp.	30	579
Titan International, Inc.	70	578
Ener1, Inc.*	80	572
Marten Transport Ltd.*	30	569
Argon ST, Inc.*	30	566
Rush Enterprises, Inc. — Class A*	66	566
Colfax Corp.*	53	551
Columbus McKinnon Corp. — Class A*	40	546
American Reprographics Co.*	79	545
CRA International, Inc.*	20	539
Applied Signal Technology, Inc.	30	538
Kforce, Inc.*	70	538
Orion Marine Group, Inc.*	53	512
Freightcar America, Inc.	28	512
Hawaiian Holdings, Inc.*	80	510
Interface, Inc. — Class A	110	510
Cascade Corp.	17	508
Trex Company, Inc.*	30	494
Aceto Corp.	49	491
Altra Holdings, Inc.*	60	475
Pike Electric Corp.*	38	467
Cenveo, Inc.*	105	467
Preformed Line Products Co.	10	460
Innerworkings, Inc.*	70	459
Insteel Industries, Inc.	40	452
DHT Maritime, Inc.	80	443
Gencorp, Inc.*	120	442
On Assignment, Inc.*	77	437
Ampco-Pittsburgh Corp.	20	434
Furmanite Corp.*	80	431
LaBarge, Inc.*	30	431
Celadon Group, Inc.*	50	427
Fuel Tech, Inc.*	40	424
TAL International Group, Inc.	30	423
Houston Wire & Cable Co.	45	419
Ladish Co., Inc.*	30	416
ACCO Brands Corp.*	118	407
Kadant, Inc.*	30	404
Ultralife Batteries, Inc.*	30	402
Met-Pro Corp.	30	400
VSE Corp.	10	392
American Commercial Lines, Inc.*	79	387
Standard Parking Corp.*	20	387

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Consolidated Graphics, Inc.*	17	$385
EnergySolutions, Inc.	68	384
Duff & Phelps Corp. — Class A*	20	382
Teekay Tankers Ltd.	30	381
Sun Hydraulics Corp.	20	377
NACCO Industries, Inc. — Class A	10	374
Cornell Companies, Inc.*	20	372
Sterling Construction Company, Inc.*	20	371
Herley Industries, Inc.*	30	368
American Woodmark Corp.	20	365
Courier Corp.	20	358
3D Systems Corp.*	45	357
Hill International, Inc.*	50	352
CDI Corp.	27	349
YRC Worldwide, Inc.*	120	344
Schawk, Inc.	30	344
LECG Corp.*	50	336
Ducommun, Inc.	20	334
Great Lakes Dredge & Dock Corp. Co.	80	332
Bowne & Company, Inc.	56	329
Waste Services Inc.*	50	329
Saia, Inc.*	30	326
Odyssey Marine Exploration, Inc.*	100	322
Multi-Color Corp.	20	316
Wabash National Corp.	70	315
M&F Worldwide Corp.*	20	309
DXP Enterprises, Inc.*	20	292
Tecumseh Products Co. — Class A*	30	287
First Advantage Corp. — Class A*	20	283
Titan Machinery, Inc.*	20	281
Omega Flex, Inc.	13	272
Standard Register Co.	30	268
Vicor Corp.	40	264
Capstone Turbine Corp.*	310	260
PMFG, Inc.*	27	258
Spherion Corp.*	116	256
LSI Industries, Inc.	37	254
International Shipholding Corp.	10	253
ICF International, Inc.*	10	246
Advanced Battery Technologies, Inc.*	90	239
Dynamex, Inc.*	16	236
TurboChef Technologies, Inc.*	48	236
Microvision, Inc.*	140	235
H&E Equipment Services, Inc.*	30	231
Lydall, Inc.*	40	230
Lawson Products, Inc.	10	229
LMI Aerospace, Inc.*	20	227
Polypore International, Inc.*	30	227
Volt Information Sciences, Inc.*	30	217
Textainer Group Holdings Ltd.	20	212

		MARKET
	SHARES	VALUE

Horizon Lines, Inc. — Class A	60	$209
Thermadyne Holdings Corp.*	30	206
Greenbrier Companies, Inc.	30	206
Casella Waste Systems, Inc. — Class A*	50	204
TBS International Ltd. — Class A*	20	201
Energy Recovery, Inc.*	26	197
Graham Corp.	18	195
Valence Technology, Inc.*	106	193
Power-One, Inc.*	160	190
Key Technology, Inc.*	10	189
Flow International Corp.*	78	189
China Fire & Security Group, Inc.*	27	184
American Railcar Industries, Inc.	17	179
Sauer, Inc.	20	175
Plug Power, Inc.*	170	173
GT Solar International, Inc.*	57	165
Fushi Copperweld, Inc.*	30	158
Integrated Electrical Services, Inc.*	18	158
Hudson Highland Group, Inc.*	46	154
Alamo Group, Inc.	10	150
Ultrapetrol Bahamas Ltd.*	46	147
Harbin Electric, Inc.*	18	144
Universal Truckload Services, Inc.*	10	142
Twin Disc, Inc.	20	138
Flanders Corp.*	28	131
EnerNOC, Inc.*	17	126
PowerSecure International, Inc.*	38	125
Park-Ohio Holdings Corp.*	20	123
PRG-Schultz International, Inc.*	30	122
Hurco Companies, Inc.*	10	120
China BAK Battery, Inc.*	70	113
Beacon Power Corp.*	213	113
Orion Energy Systems Inc.*	20	108
China Architectural Engineering, Inc.*	40	98
Coleman Cable Inc.*	20	91
ICT Group, Inc.*	17	78
Metalico, Inc.*	48	74
NN, Inc.	30	69
Ascent Solar Technologies, Inc.*	18	68
COMSYS IT Partners, Inc.*	30	67
Akeena Solar, Inc.*	38	65
CAI International, Inc.*	20	63
Dollar Thrifty Automotive Group, Inc.*	50	55
Protection One, Inc.*	10	48
Builders FirstSource, Inc.*	30	46
Commercial Vehicle Group, Inc.*	46	43
Trimas Corp.*	30	41
Medis Technologies Ltd.*	74	33
Xerium Technologies, Inc.*	40	26
China Direct, Inc.*	10	15

Total Industrials		268,051

60 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

INFORMATION TECHNOLOGY 7.3%
Sybase, Inc.*	170	$4,211
Parametric Technology Corp.*	250	3,162
Jack Henry & Associates, Inc.	160	3,106
Concur Technologies, Inc.*	90	2,954
Micros Systems, Inc.*	170	2,774
CACI International, Inc. — Class A*	60	2,705
InterDigital, Inc.*	98	2,695
Solera Holdings, Inc.*	110	2,651
Informatica Corp.*	190	2,609
Polycom, Inc.*	190	2,567
Perot Systems Corp. — Class A*	180	2,461
Comtech Telecommunications Corp.*	50	2,291
PMC — Sierra, Inc.*	470	2,284
Macrovision Solutions Corp.*	180	2,277
Gartner, Inc. — Class A*	126	2,247
Mantech International Corp. — Class A*	40	2,168
Microsemi Corp.*	170	2,149
TIBCO Software, Inc.*	400	2,076
Arris Group, Inc.*	260	2,067
3Com Corp.*	860	1,961
Skyworks Solutions, Inc.*	350	1,939
Digital River, Inc.*	78	1,934
Quest Software, Inc.*	150	1,888
Tekelec*	140	1,868
j2 Global Communications, Inc.*	90	1,804
Atheros Communications, Inc.*	126	1,803
Infinera Corp.*	200	1,792
Benchmark Electronics, Inc.*	140	1,788
Cybersource Corp.*	148	1,775
Quality Systems, Inc.	40	1,745
Progress Software Corp.*	90	1,733
Blackboard, Inc.*	66	1,731
Intermec, Inc.*	130	1,726
ADTRAN, Inc.	116	1,726
Avocent Corp.*	96	1,719
Anixter International, Inc.*	57	1,717
Fair Isaac Corp.	100	1,686
VistaPrint Ltd.*	90	1,675
MKS Instruments, Inc.*	110	1,627
TiVo, Inc.*	216	1,547
SRA International, Inc. — Class A*	89	1,535
EarthLink, Inc.*	227	1,535
FEI Co.*	79	1,490
Websense, Inc.*	98	1,467
Semtech Corp.*	130	1,465
Formfactor, Inc.*	100	1,460
MAXIMUS, Inc.	40	1,404
Net 1 UEPS Technologies, Inc.*	100	1,370
Plexus Corp.*	80	1,356
Wind River Systems, Inc.*	150	1,354
Blackbaud, Inc.	100	1,350
Omniture, Inc.*	126	1,341

		MARKET
	SHARES	VALUE

Cognex Corp.	90	$1,332
Bankrate, Inc.*	35	1,330
Riverbed Technology, Inc.*	116	1,321
Plantronics, Inc.	100	1,320
Data Domain, Inc.*	70	1,316
Cymer, Inc.*	60	1,315
Ariba, Inc.*	180	1,298
EPIQ Systems, Inc.*	76	1,270
Interwoven, Inc.*	100	1,260
Emulex Corp.*	180	1,256
Rofin-Sinar Technologies, Inc.*	60	1,235
ValueClick, Inc.*	180	1,231
CSG Systems International, Inc.*	70	1,223
Cogent, Inc.*	90	1,221
SPSS, Inc.*	45	1,213
ViaSat, Inc.*	50	1,204
Cabot Microelectronics Corp.*	46	1,199
Power Integrations, Inc.	60	1,193
Commvault Systems, Inc.*	88	1,180
Take-Two Interactive Software, Inc.	156	1,179
Hittite Microwave Corp.*	40	1,178
Lawson Software, Inc.*	246	1,166
Tessera Technologies, Inc.*	98	1,164
Euronet Worldwide, Inc.*	100	1,161
Scansource, Inc.*	60	1,156
Harmonic, Inc.*	200	1,122
ACI Worldwide, Inc.*	70	1,113
Rogers Corp.*	40	1,111
Synaptics, Inc.*	67	1,110
Sycamore Networks, Inc.*	410	1,103
Coherent, Inc.*	50	1,073
DealerTrack Holdings, Inc.*	90	1,070
Triquint Semiconductor, Inc.*	310	1,066
MTS Systems Corp.	40	1,066
Acxiom Corp.	130	1,054
ATMI, Inc.*	68	1,049
Black Box Corp.	40	1,045
Electronics for Imaging, Inc.*	108	1,032
Wright Express Corp.*	80	1,008
Mentor Graphics Corp.*	190	982
United Online, Inc.	160	971
L-1 Identity Solutions, Inc.*	136	917
Tyler Technologies, Inc.*	76	910
Netlogic Microsystems, Inc.*	40	880
Heartland Payment Systems, Inc.	50	875
S1 Corp.*	110	868
Netgear, Inc.*	76	867
Adaptec, Inc.*	257	848
Sapient Corp.*	190	844
Littelfuse, Inc.*	50	830
AsiaInfo Holdings, Inc.*	70	829
DTS, Inc. — Class A*	45	826
MercadoLibre, Inc.*	50	820
Forrester Research, Inc.*	29	818
Standard Microsystems Corp.*	50	817

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Imation Corp.	60	$814
Brooks Automation, Inc.*	140	813
Manhattan Associates, Inc.*	50	790
Micrel, Inc.	108	789
Checkpoint Systems, Inc.*	80	787
EMS Technologies, Inc.*	30	776
Park Electrochemical Corp.	40	758
Monolithic Power Systems, Inc.*	60	757
VeriFone Holdings, Inc.*	150	735
Ultimate Software Group, Inc.*	50	730
Zoran Corp.*	106	724
Advent Software, Inc.*	36	719
Starent Networks Corp.*	60	716
Palm, Inc.*	230	706
Syntel, Inc.	30	694
Insight Enterprises, Inc.*	100	690
Sonus Networks, Inc.*	430	679
Advanced Energy Industries, Inc.*	68	677
Silicon Image, Inc.*	160	672
RealNetworks, Inc.*	190	671
MSC.Software Corp.*	100	668
Teletech Holdings, Inc.*	80	668
JDA Software Group, Inc.*	50	656
Daktronics, Inc.	70	655
MicroStrategy, Inc. — Class A*	17	631
Cavium Networks, Inc.*	60	631
Electro Rent Corp.	55	614
Avid Technology, Inc.*	56	611
Cohu, Inc.	50	607
Faro Technologies, Inc.*	36	607
Epicor Software Corp.*	126	605
Ultratech, Inc.*	50	598
Bel Fuse, Inc. — Class B	28	594
THQ, Inc.*	140	587
Actel Corp.*	50	586
Neutral Tandem, Inc.*	36	584
Vasco Data Security International*	56	578
Blue Coat Systems, Inc.*	68	571
Universal Display Corp.*	60	567
TeleCommunication Systems, Inc. — Class A*	66	567
OmniVision Technologies, Inc.*	106	556
Applied Micro Circuits Corp.*	140	550
Transmeta Corp.*	30	546
Newport Corp.*	80	542
SAVVIS, Inc.*	78	537
Exar Corp.*	80	534
Seachange International, Inc.*	74	534
Synchronoss Technologies, Inc.*	50	533
Sigma Designs, Inc.*	56	532
Sanmina-SCI Corp.*	1,130	531
Constant Contact, Inc.*	40	530
Ciber, Inc.*	110	529
InfoSpace, Inc.	70	528

		MARKET
	SHARES	VALUE

IPG Photonics Corp.*	40	$527
GSI Commerce, Inc.*	50	526
Entegris, Inc.*	240	526
DG FastChannel, Inc.*	42	524
Art Technology Group, Inc.*	270	521
Ixia*	90	520
Netscout Systems, Inc.*	60	517
Methode Electronics, Inc. — Class A	76	512
Vocus, Inc.*	28	510
Netezza Corp.*	76	505
Amkor Technology, Inc.*	230	501
The Knot, Inc.*	60	499
comScore, Inc.*	39	497
Integral Systems, Inc.*	40	482
Supertex, Inc.*	20	480
Echelon Corp.*	58	473
Vignette Corp.*	50	470
Brightpoint, Inc.*	108	470
TNS, Inc.*	50	469
TTM Technologies, Inc.*	90	469
RightNow Technologies, Inc.*	60	464
Taleo Corp.*	59	462
SYNNEX Corp.*	40	453
Extreme Networks, Inc.*	190	445
Utstarcom, Inc.*	240	444
Veeco Instruments, Inc.*	70	444
3PAR, Inc.*	58	443
SonicWALL, Inc.*	110	438
RF Micro Devices, Inc.*	560	437
Internet Capital Group, Inc.*	80	436
Move, Inc.*	270	432
Stratasys, Inc.*	40	430
Terremark Worldwide, Inc.*	110	428
OSI SYSTEMS INC*	30	415
IXYS Corp.	50	413
Immersion Corp.*	70	412
Silicon Storage Technology, Inc.*	180	412
LoopNet, Inc.*	60	409
Electro Scientific Industries, Inc.*	60	407
Digi International, Inc.*	50	405
ShoreTel, Inc.*	90	404
DSP Group, Inc.*	50	401
Kenexa Corp. — Class A*	50	399
Symyx Technologies, Inc.*	66	392
Symmetricom, Inc.*	98	387
BigBand Networks, Inc.*	70	386
Actuate Corp.*	130	385
Lattice Semiconductor Corp.*	250	377
Pegasystems, Inc.	30	371
NIC, Inc.	80	368
Cirrus Logic, Inc.*	137	367
CTS Corp.	66	364
Diodes, Inc.*	60	364

62 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Anaren, Inc.*	30	$358
Volterra Semiconductor Corp.*	50	357
Bottomline Technologies, Inc.*	50	355
Oplink Communications, Inc.*	40	344
Ness Technologies, Inc.*	80	342
Mercury Computer Systems, Inc.*	54	341
Perficient, Inc.*	70	335
Smith Micro Software, Inc.*	60	334
infoGROUP, Inc.	70	332
iGate Corp.*	50	325
Double-Take Software, Inc.*	36	323
DemandTec, Inc.*	40	323
Hughes Communications, Inc.*	20	319
Finisar Corp.*	836	318
Super Micro Computer, Inc.*	50	317
Acme Packet, Inc.*	60	316
Novatel Wireless, Inc.*	68	316
STEC, Inc.*	74	315
DivX, Inc.*	60	314
Airvana, Inc.*	50	306
Kopin Corp.*	150	306
Cass Information Systems, Inc.	10	305
Advanced Analogic Technologies, Inc.*	100	302
NCI, Inc.*	10	301
Technitrol, Inc.	86	299
Switch & Data Facilities Company, Inc.*	40	296
Marchex, Inc.	50	292
Internet Brands, Inc. — Class A*	50	291
Loral Space & Communications, Inc.*	20	291
ModusLink Global Solutions, Inc.*	100	289
SuccessFactors, Inc.*	50	287
Online Resources Corp.*	60	284
Compellent Technologies, Inc.*	29	282
Aruba Networks, Inc.*	110	281
Ceva, Inc.*	40	280
Radisys Corp.*	50	277
Internap Network Services Corp.*	110	275
Pericom Semiconductor Corp.*	50	274
Rimage Corp.*	20	268
Opnet Technologies, Inc.*	27	266
Hackett Group, Inc.*	90	263
PC-Tel, Inc.	40	263
China Security & Surveillance Technology, Inc.*	59	261
NVE Corp.*	10	261
Harris Stratex Networks, Inc. — Class A*	50	258
ExlService Holdings, Inc.*	30	257
Gerber Scientific, Inc.*	50	256
MRV Communications, Inc.*	330	254
Intevac, Inc.*	50	254

		MARKET
	SHARES	VALUE

Liquidity Services Inc.*	30	$250
Rudolph Technologies, Inc.*	70	247
Trident Microsystems, Inc.*	130	246
Comverge, Inc.*	50	245
Microtune, Inc.*	120	245
Cogo Group, Inc.*	50	243
ICx Technologies, Inc.*	30	237
Rackable Systems, Inc.*	60	236
American Software, Inc. — Class A	50	235
Multi-Fineline Electronix, Inc.*	20	234
Rackspace Hosting*	43	231
Keynote Systems, Inc.*	30	231
Sourcefire, Inc.*	40	224
OpenTV Corp.*	180	221
Globecomm Systems, Inc.*	40	220
Web.com Group, Inc.*	60	220
SupportSoft, Inc.*	98	219
Agilysys, Inc.	50	215
FalconStor Software, Inc.*	76	211
Phoenix Technologies, Ltd.*	60	210
Measurement Specialties, Inc.*	30	209
Emcore Corp.*	160	208
Zygo Corp., Inc.*	30	207
Entrust, Inc.*	130	205
Maxwell Technologies, Inc.*	40	203
Radiant Systems, Inc.*	60	202
Global Cash Access Holdings, Inc.*	88	195
Techwell, Inc.*	30	195
Presstek, Inc.*	60	193
Interactive Intelligence, Inc.*	30	192
i2 Technologies, Inc.*	30	192
Kulicke & Soffa Industries, Inc.*	110	187
Anadigics, Inc.*	126	186
China Information Security Technology, Inc.*	50	180
Renaissance Learning, Inc.	20	180
Safeguard Scientifics, Inc.*	260	179
Photronics, Inc.*	90	176
Monotype Imaging Holdings, Inc.*	30	174
CPI International, Inc.*	20	173
PROS Holdings, Inc.*	30	173
NetSuite, Inc.*	20	169
Callidus Software, Inc.*	56	167
Ebix, Inc.*	7	167
Hutchinson Technology, Inc.*	48	167
Isilon Systems, Inc.*	50	165
Unica Corp.*	30	164
SiRF Technology Holdings, Inc.*	126	161
Chordiant Software, Inc.*	60	160
Quantum Corp.*	440	158
Mattson Technology, Inc.*	110	155
Semitool, Inc.*	50	153
Orbcomm, Inc.*	70	151
Limelight Networks Inc.*	60	147

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Cray, Inc.*	70	$146
Powerwave Technologies, Inc.*	280	140
Deltek, Inc.*	30	139
Smart Modular Technologies WWH, Inc.*	88	136
TechTarget, Inc.*	30	130
QAD, Inc.	30	126
Dice Holdings, Inc.*	30	122
Hypercom Corp.*	110	119
TheStreet.com, Inc.	40	116
Rubicon Technology, Inc.*	27	115
Parkervision, Inc.*	46	114
Virtusa Corp.*	20	113
Axcelis Technologies, Inc.*	220	112
PC Connection, Inc.*	20	102
Digimarc Corp.*	10	100
PLX Technology, Inc.*	58	100
MIPS Technology, Inc.*	88	98
Bookham, Inc.*	210	95
AuthenTec, Inc.*	55	92
Magma Design Automation, Inc.*	90	92
Sonic Solutions, Inc.*	50	88
Ultra Clean Holdings*	40	80
ArcSight, Inc.*	10	80
Gevity HR, Inc.	50	76
Guidance Software, Inc.*	18	73
LTX-Credence Corp.*	270	73
PC Mall, Inc.*	18	72
Opnext, Inc.*	40	70
Spansion, Inc.*	266	50
KEMET Corp.*	180	49
Avanex Corp.*	30	32
Asyst Technologies, Inc.*	110	28
HSW International, Inc.*	60	23
Elixir Gaming Technologies, Inc.*	136	18
Nextwave Wireless, Inc.*	100	9
Entropic Communications, Inc.*	16	8
Midway Games, Inc.*	20	4

Total Information Technology		249,382

HEALTH CARE 7.0%
Myriad Genetics, Inc.*	100	6,626
Alexion Pharmaceuticals, Inc.*	156	5,646
OSI Pharmaceuticals, Inc.*	120	4,686
Onyx Pharmaceuticals, Inc.*	120	4,099
Immucor, Inc.*	150	3,987
Thoratec Corp.*	120	3,899
Magellan Health Services, Inc.*	90	3,524
Valeant Pharmaceuticals International*	148	3,389
Owens & Minor, Inc.	90	3,388
AMERIGROUP Corp.*	110	3,247
Psychiatric Solutions, Inc.*	116	3,231
United Therapeutics Corp.*	50	3,127

		MARKET
	SHARES	VALUE

Bio-Rad Laboratories, Inc. — Class A*	39	$2,937
Masimo Corp.*	98	2,923
Steris Corp.	120	2,867
Haemonetics Corp.*	50	2,825
Cubist Pharmaceuticals, Inc.*	116	2,803
Isis Pharmaceuticals, Inc.*	188	2,666
NuVasive, Inc.*	76	2,633
West Pharmaceutical Services, Inc.	68	2,568
Auxilium Pharmaceuticals, Inc.*	90	2,560
PSS World Medical, Inc.*	134	2,522
Sequenom, Inc.*	120	2,381
Amedisys, Inc.*	56	2,315
Regeneron Pharmaceuticals, Inc.*	126	2,313
Meridian Bioscience, Inc.	88	2,241
Healthspring, Inc.*	110	2,197
Mentor Corp.	70	2,165
Alkermes, Inc.*	200	2,130
Martek Biosciences Corp.	70	2,122
Healthsouth Corp.*	190	2,082
Varian, Inc.*	60	2,011
Chemed Corp.	50	1,988
Viropharma, Inc.*	150	1,953
Luminex Corp.*	90	1,922
Celera Corp.*	170	1,892
Alnylam Pharmaceuticals, Inc.*	76	1,879
Dionex Corp.*	40	1,794
Centene Corp.*	90	1,774
Catalyst Health Solutions, Inc.*	70	1,704
Eclipsys Corp.*	120	1,703
Acorda Therapeutics, Inc.*	80	1,641
AmSurg Corp.*	70	1,634
Medicis Pharmaceutical Corp. —
Class A	116	1,612
Integra LifeSciences
Holdings Corp.*	45	1,601
Wright Medical Group, Inc.*	78	1,594
Medicines Co.*	106	1,561
PDL BioPharma, Inc.	250	1,545
athenahealth, Inc.*	40	1,505
Medarex, Inc.*	266	1,484
Gentiva Health Services, Inc.*	50	1,463
Volcano Corp.*	97	1,455
HMS Holdings Corp.*	46	1,450
Conmed Corp.*	60	1,436
Datascope Corp.	27	1,410
AMAG Pharmaceuticals, Inc.*	38	1,362
American Medical Systems
Holdings, Inc.*	150	1,348
Greatbatch, Inc.*	50	1,323
Landauer, Inc.	18	1,319
Theravance, Inc.*	106	1,313
XenoPort, Inc.*	50	1,254
Cepheid, Inc.*	120	1,246

64 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

CV Therapeutics, Inc.*	130	$1,197
Allscripts Healthcare Solutions, Inc.	120	1,190
Parexel International Corp.*	120	1,165
Seattle Genetics, Inc.*	126	1,126
Questcor Pharmaceuticals, Inc.*	120	1,117
Nektar Therapeutics*	200	1,112
Exelixis, Inc.*	220	1,104
Align Technology, Inc.*	126	1,102
Phase Forward, Inc.*	88	1,102
Abiomed, Inc.*	66	1,084
LHC Group, Inc.*	30	1,080
Merit Medical Systems, Inc.*	60	1,076
Hanger Orthopedic Group, Inc.*	73	1,059
Invacare Corp.	67	1,040
PharMerica Corp.*	60	940
Dendreon Corp.*	200	916
ev3, Inc.*	150	915
Par Pharmaceutical Companies, Inc.*	68	912
National Healthcare Corp.	18	912
Salix Pharmaceuticals Ltd.*	100	883
Conceptus, Inc.*	56	852
Cyberonics, Inc.*	50	828
Analogic Corp.	30	818
inVentiv Health, Inc.*	70	808
Omnicell, Inc.*	66	806
Healthways, Inc.*	70	804
Abaxis, Inc.*	50	801
Vivus, Inc.*	150	798
Sun Healthcare Group, Inc.*	90	796
Geron Corp.*	168	785
Quidel Corp.*	60	784
Emergent Biosolutions, Inc.*	30	783
Kindred Healthcare, Inc.*	60	781
Cougar Biotechnology, Inc.*	30	780
Natus Medical, Inc.*	60	777
Kendle International, Inc.*	30	772
SurModics, Inc.*	30	758
Res-Care, Inc.*	50	751
Neogen Corp.*	30	749
InterMune, Inc.*	70	741
Medivation, Inc.*	50	728
Halozyme Therapeutics, Inc.*	130	728
SonoSite, Inc.*	38	725
Zoll Medical Corp.*	38	718
Universal American Financial Corp.*	80	706
Emergency Medical Services Corp. — Class A*	19	696
Genoptix Inc.*	20	682
GTx, Inc.*	40	674
Allos Therapeutics, Inc.*	110	673
Savient Pharmaceuticals, Inc.*	116	672
Arena Pharmaceuticals, Inc.*	160	667
Angiodynamics, Inc.*	48	657

		MARKET
	SHARES	VALUE

Odyssey HealthCare, Inc.*	70	$648
Rigel Pharmaceuticals, Inc.*	78	624
Progenics Pharmaceuticals, Inc.*	60	619
Cross Country Healthcare, Inc.*	70	615
Human Genome Sciences, Inc.*	290	615
Orthofix International NV*	40	613
RehabCare Group, Inc.*	40	606
Incyte Corp.*	160	606
Symmetry Medical, Inc.*	76	606
Optimer Pharmaceuticals, Inc.*	50	606
NPS Pharmaceuticals, Inc.*	97	602
eResearch Technology, Inc.*	90	597
ICU Medical, Inc.*	18	597
Genomic Health, Inc.*	30	584
MedAssets, Inc.*	40	584
Momenta Pharmaceuticals, Inc.*	50	580
Durect Corp.*	170	576
Osiris Therapeutics, Inc.*	30	575
CryoLife, Inc.*	59	573
Synovis Life Technologies, Inc.*	30	562
Enzon Pharmaceuticals, Inc.*	96	560
AMN Healthcare Services, Inc.*	66	558
IRIS International, Inc.*	40	558
Noven Pharmaceuticals, Inc.*	50	550
Cypress Bioscience, Inc.*	80	547
MWI Veterinary Supply, Inc.*	20	539
Albany Molecular Research, Inc.*	55	536
Indevus Pharmaceuticals, Inc.*	170	534
Molina Healthcare, Inc.*	30	528
Bio-Reference Labs, Inc.*	20	525
Metabolix, Inc.*	40	509
Pharmasset, Inc.*	38	498
Somanetics Corp.*	30	495
Ligand Pharmaceuticals, Inc. — Class B*	180	493
Vnus Medical Technologies, Inc.*	30	487
Assisted Living Concepts, Inc. — Class A*	116	481
Facet Biotech Corp.*	50	480
Orthovita, Inc.*	140	475
Palomar Medical Technologies, Inc.*	40	461
ImmunoGen, Inc.*	106	455
Affymetrix, Inc.*	152	454
Almost Family, Inc.*	10	450
Maxygen Inc.*	50	446
Bruker BioSciences Corp.*	110	444
Cantel Medical Corp.*	30	440
Corvel Corp.*	20	440
Dyax Corp.*	119	433
Computer Programs & Systems, Inc.	16	429
Vital Images, Inc.*	30	417
Pain Therapeutics, Inc.*	70	414

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Accuray, Inc.*	80	$413
FGX International Holdings Ltd.*	30	412
Emeritus Corp.*	40	401
Alliance Imaging, Inc.*	50	399
Array Biopharma, Inc.*	96	389
Sirona Dental Systems, Inc.*	37	389
Kensey Nash Corp.*	20	388
Arqule, Inc.*	90	380
MannKind Corp.*	110	377
US Physical Therapy, Inc.*	28	373
OraSure Technologies, Inc.*	100	368
Ardea Biosciences, Inc.*	30	359
Nabi Biopharmaceuticals*	106	355
Triple-S Management Corp. — Class B*	30	345
Enzo Biochem, Inc.*	70	342
Skilled Healthcare Group, Inc. — Class A*	40	338
Exactech, Inc.*	20	337
Micrus Endovascular Corp.*	29	337
Ensign Group, Inc.	20	335
Air Methods Corp.*	20	320
Inspire Pharmaceuticals, Inc.*	88	317
Medcath Corp.*	30	313
Insulet Corp.*	40	309
Idera Pharmaceuticals, Inc.*	40	307
RTI Biologics, Inc.*	110	304
Pozen, Inc.*	60	302
Cardiac Science Corp.*	40	300
Medical Action Industries, Inc.*	30	300
Obagi Medical Products, Inc.*	40	298
Cadence Pharmaceuticals, Inc.*	40	289
Hansen Medical, Inc.*	40	289
ArthroCare Corp.*	60	286
Accelrys, Inc.*	64	279
BMP Sunstone Corp.*	50	279
Idenix Pharmaceuticals, Inc.*	48	278
Cambrex Corp.*	60	277
Akorn, Inc.*	120	276
Sangamo Biosciences, Inc.*	78	271
Stereotaxis, Inc.*	60	264
Neurocrine Biosciences, Inc.*	80	256
Affymax, Inc.*	25	250
Repligen Corp.*	66	249
BioMimetic Therapeutics, Inc.*	27	249
CardioNet, Inc.*	10	247
Nighthawk Radiology Holdings, Inc.*	50	243
I-Flow Corp.*	50	240
Zymogenetics, Inc.*	80	240
Lexicon Genetics, Inc.*	170	238
Celldex Therapeutics, Inc.*	30	238
Discovery Laboratories, Inc.*	210	235
Immunomedics, Inc.*	138	235
Orexigen Therapeutics, Inc.*	40	223

		MARKET
	SHARES	VALUE

Synta Pharmaceuticals Corp.*	36	$220
Novavax, Inc.*	116	219
TomoTherapy, Inc.*	86	205
TranS1, Inc.*	28	202
KV Pharmaceutical Co.*	70	202
Cytokinetics, Inc.*	67	191
Life Sciences Research, Inc.*	20	188
Cynosure, Inc.*	20	183
Clinical Data, Inc.*	20	178
Spectranetics Corp.*	68	177
XOMA Ltd.*	280	174
Molecular Insight Pharmaceuticals, Inc.*	40	172
IPC The Hospitalist Company, Inc.*	10	168
RadNet, Inc.*	50	168
Adolor Corp.*	100	166
Sunrise Senior Living, Inc.*	98	165
Alexza Pharmaceuticals, Inc.*	50	159
Depomed, Inc.*	96	158
Opko Health, Inc.*	96	156
NxStage Medical, Inc.*	58	155
DexCom, Inc.*	56	155
Acura Pharmaceuticals, Inc.*	20	147
Cytori Therapeutics, Inc.*	40	144
Chindex International, Inc.*	18	143
Nanosphere, Inc.*	30	143
Capital Senior Living Corp.*	47	140
MAP Pharmaceuticals, Inc.*	20	140
Targacept, Inc.*	37	132
Ariad Pharmaceuticals, Inc.*	150	128
Columbia Labs, Inc.*	100	127
Javelin Pharmaceuticals, Inc.*	100	125
Caraco Pharm Labs, Inc.*	20	118
MiddleBrook Pharmaceuticals, Inc.*	78	117
Sucampo Pharmaceuticals, Inc. — Class A*	20	115
Alphatec Holdings, Inc.*	48	113
Five Star Quality Care, Inc.*	70	107
Biodel, Inc.*	20	96
Caliper Life Sciences, Inc.*	96	93
Virtual Radiologic Corp.*	10	85
Amicus Therapeutics, Inc.*	9	72
Acadia Pharmaceuticals, Inc.*	70	63
Vision-Sciences, Inc.*	38	58
Rexahn Pharmaceuticals, Inc.*	60	53
BioForm Medical, Inc.*	50	46
Providence Service Corp.*	30	44
Cell Genesys, Inc.*	178	39
Jazz Pharmaceuticals, Inc.*	20	39
Protalix BioTherapeutics, Inc.*	20	37
PharmaNet Development Group, Inc.*	37	34
Marshall Edwards, Inc.*	40	28

Total Health Care		239,554

66 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

CONSUMER DISCRETIONARY 5.1%
Wendy’s/Arby’s Group, Inc. — Class A	840	$4,150
Marvel Entertainment, Inc.*	100	3,075
Corinthian Colleges, Inc.*	180	2,947
Jack in the Box, Inc.*	130	2,872
Tupperware Brands Corp.	126	2,860
Bally Technologies, Inc.*	116	2,787
Matthews International Corp. — Class A	74	2,714
Netflix, Inc.*	88	2,630
Aaron Rents, Inc.	98	2,609
Rent-A-Center, Inc.*	140	2,471
Tractor Supply Co.*	67	2,421
WMS Industries, Inc.*	90	2,421
Deckers Outdoor Corp.*	30	2,396
Carter’s, Inc.*	120	2,311
Wolverine World Wide, Inc.	109	2,293
Aeropostale, Inc.*	140	2,254
Polaris Industries, Inc.	70	2,005
Vail Resorts, Inc.*	74	1,968
The Warnaco Group, Inc.*	100	1,963
Interactive Data Corp.	78	1,923
Capella Education Co.*	30	1,763
Pool Corp.	96	1,725
Under Armour, Inc.*	70	1,669
Collective Brands, Inc.*	140	1,641
Fossil, Inc.*	97	1,620
Ryland Group, Inc.	90	1,590
Chico’s FAS, Inc.*	380	1,588
Sonic Corp.*	130	1,582
Gymboree Corp.*	60	1,565
Men’s Wearhouse, Inc.	107	1,449
Bob Evans Farms, Inc.	66	1,348
Cheesecake Factory, Inc.*	130	1,313
Regis Corp.	90	1,308
Callaway Golf Co.	136	1,263
Sotheby’s	140	1,245
Jakks Pacific, Inc.*	60	1,238
Iconix Brand Group, Inc.*	120	1,174
Coinstar, Inc.*	60	1,171
Buffalo Wild Wings, Inc.*	45	1,154
Sally Beauty Holdings, Inc.*	200	1,138
Tempur-Pedic International, Inc.	160	1,134
Timberland Co. — Class A*	96	1,109
J. Crew Group, Inc.*	90	1,098
99 Cents Only Stores*	100	1,093
Buckle, Inc.	50	1,091
Children’s Place Retail Stores, Inc.*	50	1,084
Dress Barn, Inc.*	100	1,074
Columbia Sportswear Co.	30	1,061
Jos. A. Bank Clothiers, Inc.*	40	1,046
NutriSystem, Inc.	70	1,021
P.F. Chang’s China Bistro, Inc.*	48	1,005

		MARKET
	SHARES	VALUE

Pinnacle Entertainment, Inc.*	130	$998
Fuel Systems Solutions, Inc.*	30	983
Helen of Troy Ltd.*	56	972
CEC Entertainment, Inc.*	40	970
CKE Restaurants, Inc.	110	955
Gaylord Entertainment Co.*	88	954
Cracker Barrel Old Country
Store, Inc.	46	947
Universal Technical Institute, Inc.*	55	944
Hibbett Sports Inc.*	60	943
Jackson Hewitt Tax Service, Inc.	60	941
Fred’s, Inc.	86	925
Papa John’s International, Inc.*	50	921
Live Nation, Inc.*	160	918
National CineMedia, Inc.	90	913
Life Time Fitness, Inc.*	70	906
Cato Corp. — Class A	60	906
Skechers U.S.A., Inc. — Class A*	70	897
Unifirst Corp.	30	891
Steiner Leisure Ltd.*	30	886
PetMed Express, Inc.*	50	881
Steven Madden, Ltd.*	40	853
Texas Roadhouse, Inc.*	110	852
Meritage Homes Corp.*	70	852
Exide Technologies*	160	846
HOT Topic, Inc.*	90	834
Churchill Downs, Inc.	20	808
Brunswick Corp.	190	800
Arbitron, Inc.	60	797
Cooper Tire & Rubber Co.	126	776
Jo-Ann Stores, Inc.*	50	774
National Presto Industries, Inc.	10	770
Monro Muffler Brake, Inc.	30	765
Brown Shoe Company, Inc.	90	762
American Greetings Corp. —
Class A	100	757
Pre-Paid Legal Services, Inc.*	20	746
American Public Education, Inc.*	20	744
Ethan Allen Interiors, Inc.	50	718
Peet’s Coffee & Tea, Inc.*	30	698
Scholastic Corp.	50	679
Genesco, Inc.*	40	677
Blue Nile, Inc.*	27	661
K-Swiss, Inc. — Class A	58	661
Weyco Group, Inc.	20	661
Stage Stores, Inc.	80	660
Marcus Corp.	40	649
Red Robin Gourmet Burgers, Inc.*	38	640
Bebe Stores, Inc.	80	598
The Wet Seal, Inc. — Class A*	200	594
Charming Shoppes, Inc.*	240	586
World Wrestling
Entertainment, Inc.	50	554
Shuffle Master, Inc.*	110	546

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Stewart Enterprises, Inc. — Class A	180	$542
Group 1 Automotive, Inc.	50	539
Superior Industries
International, Inc.	50	526
Maidenform Brands, Inc.*	50	508
Finish Line, Inc. — Class A	90	504
Harte-Hanks, Inc.	80	499
True Religion Apparel, Inc.*	40	498
Quiksilver, Inc.*	270	497
Universal Electronics, Inc.*	30	487
Drew Industries, Inc.*	40	480
Blockbuster, Inc. — Class A*	380	479
Dillard’s, Inc. — Class A	120	476
Cabela’s, Inc. — Class A*	80	466
Standard-Pacific Corp.*	260	463
DineEquity, Inc.	40	462
ArvinMeritor, Inc.	160	456
RCN Corp.*	76	448
Citi Trends, Inc.*	30	442
Volcom, Inc.*	40	436
Speedway Motorsports, Inc.	27	435
Ameristar Casinos, Inc.	50	432
BJ’s Restaurants, Inc.*	40	431
Core-Mark Holding Company, Inc.*	20	430
California Pizza Kitchen, Inc.*	40	429
RC2 Corp.*	40	427
Christopher & Banks Corp.	76	426
Cinemark Holdings, Inc.	57	424
CKX, Inc.*	110	404
Denny’s Corp.*	198	394
Blyth, Inc.	50	392
Raser Technologies, Inc.*	104	388
Domino’s Pizza, Inc.*	80	377
DSW, Inc.*	30	374
Ambassadors Group, Inc.	40	368
PEP Boys-Manny Moe & Jack	88	363
Winnebago Industries, Inc.	60	362
Steak n Shake Co.*	60	357
CSS Industries, Inc.	20	355
Haverty Furniture Companies, Inc.	37	345
Mediacom Communications Corp.*	80	344
Coldwater Creek, Inc.*	120	342
Sinclair Broadcast Group, Inc. — Class A	110	341
Modine Manufacturing Co.	70	341
iRobot Corp.*	37	334
Ulta Salon Cosmetics & Fragrance, Inc.*	40	331
Dolan Media Co.*	50	330
Overstock.com, Inc.*	30	323
Spartan Motors, Inc.	68	322
Asbury Automotive Group, Inc.	70	320
M/I Homes, Inc.	30	316

		MARKET
	SHARES	VALUE

Midas, Inc.*	30	$315
Cherokee, Inc.	18	312
Orbitz Worldwide, Inc.*	80	310
Knology, Inc.*	60	310
Lululemon Athletica, Inc.*	38	301
Zumiez, Inc.*	40	298
Belo Corp. — Class A	190	296
Tenneco, Inc.*	100	295
Stamps.com, Inc.*	30	295
Cox Radio Inc. — Class A*	49	294
American Axle & Manufacturing Holdings, Inc.	98	283
Movado Group, Inc.	30	282
Shutterfly, Inc.*	40	280
Morgans Hotel Group Co.*	60	280
Unifi, Inc.*	98	276
America’s Car Mart, Inc.*	20	276
Cavco Industries, Inc.*	10	269
Dorman Products, Inc.*	20	264
Oxford Industries, Inc.	30	263
Big 5 Sporting Goods Corp.	50	261
hhgregg, Inc.*	30	260
Charlotte Russe Holding, Inc.*	40	260
Sonic Automotive, Inc.	64	255
Leapfrog Enterprises, Inc.*	70	245
AFC Enterprises, Inc.*	50	235
Zale Corp.*	70	233
Monarch Casino & Resort, Inc.*	20	233
La-Z-Boy, Inc.	107	232
Landry’s Restaurants, Inc.	20	232
1-800-FLOWERS.com, Inc.*	60	229
RHI Entertainment*	28	227
Sealy Corp.	90	226
CROCS, Inc.*	180	223
drugstore.com, Inc.*	180	223
Luby’s, Inc.*	53	222
Pacific Sunwear of California, Inc.*	139	221
Global Sources Ltd.*	40	218
Tween Brands, Inc.*	50	216
Journal Communications, Inc. — Class A	88	216
Systemax, Inc.	20	215
Lumber Liquidators, Inc.*	20	211
Outdoor Channel Holdings, Inc.*	28	210
Retail Ventures, Inc.*	60	208
Fisher Communications, Inc.	10	206
Entravision Communications Corp. — Class A*	130	203
Krispy Kreme Doughnuts, Inc.*	120	202
Audiovox Corp. — Class A*	40	200
Skyline Corp.	10	200
Furniture Brands International, Inc.	90	199
Lear Corp.*	140	197
Build-A-Bear Workshop, Inc.*	40	194

68 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Shoe Carnival, Inc.*	20	$191
Perry Ellis International, Inc.*	30	190
K12 Inc.*	10	188
Smith & Wesson Holding Corp.*	78	177
Steinway Musical Instruments, Inc.*	10	175
G-III Apparel Group Ltd.*	27	173
Hovnanian Enterprises, Inc. — Class A*	100	172
Ruby Tuesday, Inc.*	110	172
Learning Tree International, Inc.*	20	170
Gaiam, Inc.*	36	166
Global Traffic Network, Inc.*	28	164
Rex Stores Corp.*	20	161
Dana Holding Corp.*	210	155
Hooker Furniture Corp.	20	153
Amerigon, Inc.*	46	150
Quantum Fuel Systems
Technologies Worldwide, Inc.*	176	150
Cumulus Media, Inc. — Class A*	60	149
Princeton Review, Inc.*	30	148
Conn’s, Inc.*	17	144
Kenneth Cole Productions, Inc. — Class A	20	142
American Apparel, Inc.*	70	139
Stoneridge, Inc.*	30	137
Lincoln Educational Services Corp.*	10	133
Martha Stewart Omnimedia, Inc.*	50	130
Russ Berrie & Company, Inc.*	43	128
Town Sports International Holdings, Inc.*	40	128
Valassis Communications, Inc.*	96	127
Beazer Homes USA, Inc.*	80	126
Talbots, Inc.	50	120
Nautilus, Inc.*	54	119
Wonder Auto Technology, Inc.*	30	118
New York & Company, Inc.*	50	116
Primedia, Inc.	50	109
Playboy Enterprises, Inc. — Class B*	50	108
Fuqi International, Inc.*	17	106
MarineMax, Inc.*	30	102
Palm Harbor Homes, Inc.*	20	100
Hayes Lemmerz International, Inc.*	220	99
Visteon Corp.*	280	98
Tuesday Morning Corp.*	60	98
Isle of Capri Casinos, Inc.*	30	96
McClatchy Company — Class A	120	96
Marine Products Corp.	17	96
Dover Downs Gaming & Entertainment, Inc.	30	95
Champion Enterprises, Inc.*	170	95
Bluegreen Corp.*	30	94
Great Wolf Resorts, Inc.*	60	92
Syms Corp.*	10	89

		MARKET
	SHARES	VALUE

AH Belo Corp. — Class A	40	$87
Media General, Inc.	46	81
O’Charleys, Inc.	37	74
Brookfield Homes Corp.	17	73
Charter Communications, Inc. — Class A*	870	71
Pier 1 Imports, Inc.*	190	70
Lodgian, Inc.*	30	64
Citadel Broadcasting Corp.*	390	62
Entercom Communications Corp.	50	62
Lin TV Corp. — Class A*	56	61
Riviera Holdings Corp.*	20	60
Einstein Noah Restaurant Group, Inc.*	10	58
Crown Media Holdings, Inc. — Class A*	20	57
Stein Mart, Inc.*	50	57
Ruth’s Chris Steak House*	40	55
RH Donnelley Corp.*	146	54
Borders Group, Inc.*	130	52
Six Flags, Inc.*	150	47
Bidz.com, Inc.*	10	46
Casual Male Retail Group, Inc.*	80	42
Lee Enterprises, Inc.	100	41
Cache, Inc.*	20	40
Rick’s Cabaret International, Inc.*	10	40
Libbey, Inc.	30	38
Gray Television, Inc.	90	36
Dover Motorsports, Inc.	27	35
Fleetwood Enterprises, Inc.*	160	16

Total Consumer Discretionary		173,638

UTILITIES 2.0%
Piedmont Natural Gas Co.	160	5,067
ITC Holdings Corp.	110	4,805
Westar Energy, Inc.	220	4,512
WGL Holdings, Inc.	110	3,596
New Jersey Resources Corp.	88	3,463
Nicor, Inc.	97	3,370
IDACORP, Inc.	98	2,886
Cleco Corp.	126	2,877
Northwest Natural Gas Co.	60	2,654
Portland General Electric Co.	130	2,531
South Jersey Industries, Inc.	60	2,391
Laclede Group, Inc.	50	2,342
Southwest Gas Corp.	90	2,270
Black Hills Corp.	80	2,157
Avista Corp.	108	2,093
Unisource Energy Corp.	70	2,055
Allete, Inc.	60	1,936
California Water Service Group	40	1,857
NorthWestern Corp.	78	1,831
PNM Resources, Inc.	177	1,784
El Paso Electric Co.*	97	1,755
Mge Energy, Inc.	50	1,650

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

CH Energy Group, Inc.	30	$1,542
UIL Holding Corp.	50	1,501
Ormat Technologies, Inc.	40	1,275
Empire District Electric Co.	70	1,232
American States Water Co.	36	1,187
SJW Corp.	30	898
Central Vermont Public Service Corp.	20	477
Connecticut Water Service, Inc.	20	472
Middlesex Water Co.	27	465
Cadiz, Inc.*	30	375
Consolidated Water Company, Inc.	30	375
Chesapeake Utilities Corp.	10	315
Southwest Water Co.	50	161
US Geothermal, Inc.*	126	105
Synthesis Energy Systems, Inc.*	50	34

Total Utilities		70,296

ENERGY 2.0%
Comstock Resources, Inc.*	100	4,725
EXCO Resources, Inc.*	320	2,899
Concho Resources, Inc.*	116	2,647
Nordic American Tanker Shipping	70	2,362
Penn Virginia Corp.	90	2,338
Arena Resources, Inc.*	80	2,247
World Fuel Services Corp.	60	2,220
Contango Oil & Gas Co.*	30	1,689
Bill Barrett Corp.*	78	1,648
Goodrich Petroleum Corp.*	49	1,468
CARBO Ceramics, Inc.	40	1,421
Dril-Quip, Inc.*	66	1,354
Precision Drilling Trust	161	1,347
Bristow Group, Inc.*	50	1,340
McMoRan Exploration Co.*	128	1,254
GulfMark Offshore, Inc.*	50	1,190
Swift Energy Co.*	70	1,177
Basic Energy Services, Inc.*	90	1,174
USEC, Inc.*	240	1,078
Lufkin Industries, Inc.	30	1,035
Atlas America, Inc.	67	995
Ship Finance International Ltd.	88	972
Vaalco Energy, Inc.*	130	967
Carrizo Oil & Gas, Inc.*	60	966
GMX Resources, Inc.*	36	912
James River Coal Co.*	56	858
Complete Production Services, Inc.*	105	856
BPZ Resources, Inc.*	130	832
Hornbeck Offshore Services, Inc.*	50	817
Rosetta Resources, Inc.*	110	779
Stone Energy Corp.*	66	727
Petroleum Development Corp.*	30	722
Parker Drilling Co.*	240	696
Newpark Resources, Inc.*	186	688

		MARKET
	SHARES	VALUE

Berry Petroleum Co. — Class A	90	$680
Willbros Group, Inc.*	80	678
International Coal Group, Inc.*	270	621
Delta Petroleum Corp.*	130	619
ION Geophysical Corp.*	180	617
Gran Tierra Energy, Inc.*	220	616
Pioneer Drilling Co.*	110	613
Petroquest Energy, Inc.*	90	608
NATCO Group, Inc.*	40	607
Knightsbridge Tankers Ltd.	40	586
Cal Dive International, Inc.*	90	586
RPC, Inc.	60	586
Golar LNG Ltd.	80	541
Matrix Service Co.*	58	445
Western Refining, Inc.	56	435
Gulf Island Fabrication, Inc.	30	432
PHI, Inc.*	30	420
Clayton Williams Energy, Inc.*	9	409
Superior Well Services, Inc.*	40	400
Bronco Drilling Company, Inc.*	60	388
Panhandle Oil and Gas, Inc. — Class A	20	360
Crosstex Energy, Inc.	90	351
ATP Oil & Gas Corp.*	60	351
Allis-Chalmers Energy, Inc.*	60	330
Brigham Exploration Co.*	103	330
Harvest Natural Resources, Inc.*	76	327
Dawson Geophysical Co.*	18	321
Natural Gas Services Group, Inc.*	30	304
Clean Energy Fuels Corp.*	50	302
Cheniere Energy, Inc.*	100	285
T-3 Energy Services, Inc. — Class A*	30	283
Oilsands Quest, Inc.*	370	270
APCO Argentina, Inc.	10	266
FX Energy, Inc.*	88	246
Rentech, Inc.*	350	238
Gulfport Energy Corp.*	60	237
Warren Resources, Inc.*	116	231
Westmoreland Coal Co.*	20	222
Toreador Resources Corp.*	38	209
Energy XXI Bermuda Ltd.	260	205
CVR Energy, Inc.*	50	200
ENGlobal Corp.*	60	195
Alon USA Energy, Inc.	20	183
OYO Geospace Corp.*	10	175
Parallel Petroleum Corp.*	86	173
Union Drilling, Inc.*	30	156
Approach Resources, Inc.*	20	146
Delek US Holdings, Inc.	27	143
Double Eagle Petroleum Co.*	20	140
Bolt Technology Corp.*	20	139
Rex Energy Corp.*	45	132
Northern Oil And Gas, Inc.*	50	130

70 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

BMB Munai, Inc.*	88	$122
GeoGlobal Resources, Inc.*	76	122
Trico Marine Services, Inc.*	27	121
Endeavour International Corp.*	236	118
Venoco, Inc.*	40	108
Sulphco, Inc.*	110	103
Houston American Energy Corp.	30	101
Callon Petroleum Co.*	38	99
TXCO Resources, Inc.*	66	98
Meridian Resource Corp.*	170	97
Energy Partners Ltd.*	70	95
Tri-Valley Corp.*	50	90
RAM Energy Resources, Inc.*	100	88
Georesources, Inc.*	10	87
Uranium Resources, Inc.*	100	77
Gasco Energy, Inc.*	196	76
National Coal Corp.*	60	76
GeoMet, Inc.*	40	69
Mitcham Industries, Inc.*	17	67
American Oil & Gas, Inc.*	80	64
Abraxas Petroleum Corp.*	88	63
Evergreen Energy Inc.*	180	52
GreenHunter Energy, Inc.*	10	49
Cano Petroleum, Inc.*	100	44
Pacific Ethanol, Inc.*	90	40
Aventine Renewable Energy Holdings, Inc.*	59	38
Quest Resource Corp.*	60	26
Geokinetics, Inc.*	10	25

Total Energy		69,082

CONSUMER STAPLES 1.8%
Ralcorp Holdings, Inc.*	116	6,774
Flowers Foods, Inc.	160	3,898
Chattem, Inc.*	40	2,861
Ruddick Corp.	90	2,488
Casey’s General Stores, Inc.	106	2,414
TreeHouse Foods, Inc.*	74	2,016
Fresh Del Monte Produce, Inc.*	88	1,973
Winn-Dixie Stores, Inc.*	117	1,884
Hain Celestial Group, Inc.*	90	1,718
United Natural Foods, Inc.*	90	1,604
Nash Finch Co.	35	1,571
Universal Corp.	50	1,493
Green Mountain Coffee Roasters, Inc.*	38	1,471
Sanderson Farms, Inc.	40	1,382
Lancaster Colony Corp.	40	1,372
Chiquita Brands International, Inc.*	90	1,330
Lance, Inc.	56	1,285
Tootsie Roll Industries, Inc.	50	1,280
Spartan Stores, Inc.	50	1,162
Nu Skin Enterprises, Inc.	110	1,147
J&J Snack Foods Corp.	30	1,076
Pantry, Inc.*	50	1,072

		MARKET
	SHARES	VALUE

Vector Group Ltd.	70	$953
Darling International, Inc.*	170	933
Smart Balance, Inc.*	130	884
American Oriental
Bioengineering, Inc.*	130	883
WD-40 Co.	30	849
Central Garden and Pet Co. — Class A*	140	826
Cal-Maine Foods, Inc.	27	775
Prestige Brands Holdings, Inc. — Class A*	70	738
Weis Markets, Inc.	20	673
Elizabeth Arden, Inc.*	50	630
Pricesmart, Inc.	30	620
Andersons, Inc.	37	610
Boston Beer Company, Inc. — Class A*	20	568
Diamond Foods, Inc.	28	564
Alliance One International, Inc.*	190	559
Star Scientific, Inc.*	138	529
Ingles Markets, Inc. — Class A	30	528
Zhongpin, Inc.*	40	480
Great Atlantic & Pacific Tea Company, Inc*	76	477
Coca-Cola Bottling Company Consolidated	10	460
Imperial Sugar Company, Inc.	28	402
Griffin Land & Nurseries, Inc.	10	369
Village Super Market	6	344
USANA Health Sciences, Inc.*	10	342
American Dairy, Inc.*	20	301
China Sky One Medical, Inc.*	18	288
Susser Holdings Corp.*	20	266
Farmer Brothers Co.	10	249
Alico, Inc.	6	246
Calavo Growers, Inc.	20	230
Synutra International, Inc.*	20	220
B&G Foods, Inc.	40	216
Inter Parfums, Inc.	27	207
National Beverage Corp.*	20	180
Omega Protein Corp.*	40	160
Schiff Nutrition International, Inc.*	16	96
Lifeway Foods, Inc.*	10	90
HQ Sustainable Maritime Industries, Inc.*	10	78
Mannatech, Inc.	30	74
Reddy Ice Holdings, Inc.	45	65
AgFeed Industries, Inc.*	38	61

Total Consumer Staples		61,294

MATERIALS 1.7%
Compass Minerals International, Inc.	68	3,989
Royal Gold, Inc.	60	2,953
Olin Corp.	160	2,893

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Rock-Tenn Co. — Class A	80	$2,734
Silgan Holdings, Inc.	50	2,391
Sensient Technologies Corp.	96	2,293
Texas Industries, Inc.	50	1,725
Minerals Technologies, Inc.	40	1,636
H.B. Fuller Co.	100	1,611
Worthington Industries, Inc.	140	1,543
OM Group, Inc.*	70	1,478
Calgon Carbon Corp.*	90	1,382
Arch Chemicals, Inc.	48	1,251
Amcol International Corp.	50	1,048
NewMarket Corp.	30	1,047
Coeur d’Alene Mines Corp.*	1,170	1,030
Wausau Paper Corp.	90	1,030
A. Schulman, Inc.	60	1,020
Rockwood Holdings, Inc.*	90	972
Balchem Corp.	37	922
Deltic Timber Corp.	20	915
Solutia, Inc.*	200	900
Glatfelter	96	893
W.R. Grace & Co.*	146	872
Koppers Holdings, Inc.	40	865
Hecla Mining Co.*	270	756
Zep, Inc.	38	734
Haynes International, Inc.*	28	689
Kaiser Aluminum Corp.	30	676
RTI International Metals, Inc.*	46	658
Westlake Chemical Corp.	40	652
PolyOne Corp.*	200	630
Ferro Corp.	89	627
Schweitzer-Mauduit International, Inc.	30	601
Headwaters, Inc.*	88	594
Zoltek Companies, Inc.*	60	539
Allied Nevada Gold Corp.*	100	506
Brush Engineered Materials, Inc.*	38	483
Myers Industries, Inc.	60	480
Stepan Co.	10	470
American Vanguard Corp.	40	468
Spartech Corp.	70	438
A.M. Castle & Co.	40	433
Olympic Steel, Inc.	20	407
Innophos Holdings, Inc.	20	396
Stillwater Mining Co.*	76	375
Graphic Packaging Holding Co.*	310	353
Louisiana-Pacific Corp.	220	343
LSB Industries, Inc.*	40	333
Landec Corp.*	50	329
Quaker Chemical Corp.	20	329
Horsehead Holding Corp.*	70	329
GenTek, Inc.*	20	301
Innospec, Inc.	50	295
Buckeye Technologies, Inc.*	80	291
U S Concrete, Inc.*	80	269

		MARKET
	SHARES	VALUE

Neenah Paper, Inc.	30	$265
Penford Corp.	20	202
ShengdaTech, Inc.*	56	197
ICO, Inc.*	58	183
AEP Industries, Inc.*	10	176
Clearwater Paper Corp.*	20	168
General Moly, Inc.*	130	153
Universal Stainless & Alloy*	10	145
Bway Holding Co.*	18	143
NL Industries, Inc.	10	134
Apex Silver Mines Ltd.*	129	126
Flotek Industries, Inc.*	50	126
Mercer International, Inc.*	56	108
KapStone Paper and Packaging Corp.*	40	95
General Steel Holdings, Inc.*	20	79
AbitibiBowater, Inc.*	110	52
China Precision Steel, Inc.*	40	50
Sutor Technology Group Ltd.*	20	46
Boise, Inc.*	80	34
Verso Paper Corp.	27	28

Total Materials		56,687

TELECOMMUNICATION SERVICES 0.5%
tw telecom Inc.*	310	2,626
NTELOS Holdings Corp.	56	1,381
Shenandoah Telecommunications Co.	48	1,346
Syniverse Holdings, Inc.*	110	1,313
Centennial Communications Corp.*	140	1,128
Premiere Global Services, Inc.*	130	1,119
Cincinnati Bell, Inc.*	520	1,004
Iowa Telecommunications Services, Inc.	70	1,000
Alaska Communications Systems Group, Inc.	90	844
Cbeyond, Inc.*	50	799
General Communication, Inc. — Class A*	96	777
Cogent Communications Group, Inc.*	97	633
Fairpoint Communications, Inc.	190	623
Consolidated Communications Holdings, Inc.	50	594
USA Mobility, Inc.*	50	579
Atlantic Tele-Network, Inc.	19	505
Global Crossing*	60	476
PAETEC Holding Corp.*	260	374
iPCS, Inc. — Class A*	40	274
ICO Global Communications Holdings Ltd.*	220	249
Ibasis, Inc.*	70	99
Hungarian Telephone & Cable Corp.*	10	86
Vonage Holdings Corp.*	107	71

72 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     RUSSELL 2000® 2x STRATEGY FUND

		MARKET
	SHARES	VALUE

Virgin Mobile USA, Inc. — Class A*	60	$50
TerreStar Corp.*	120	48
IDT Corp. — Class B*	118	47
FiberTower Corp.*	260	42
Globalstar, Inc.*	88	18

Total Telecommunication Services		18,105

Total Common Stocks (Cost $1,757,002)		1,570,771

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 29.9%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$261,740	261,740
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	261,740	261,740
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	261,740	261,740
Credit Suisse Group
issued 12/31/08 at 0.03% due 01/02/09	236,238	236,238

Total Repurchase Agreements (Cost $1,021,458)		1,021,458

Total Investments 75.8% (Cost $2,778,460)		$2,592,229

Other Assets in Excess of Liabilities – 24.2%		$829,247

Net Assets – 100.0%		$3,421,476

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
March 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $295,800)	6	$(809)

	UNITS
EQUITY INDEX SWAP AGREEMENTS
Goldman Sachs International January 2009 Russell 2000 Index Swap, Terminating 01/08/09** (Notional Market Value $3,317,920)	6,643	$188,350
Credit Suisse Capital, LLC March 2009 Russell 2000 Index Swap, Terminating 03/26/09** (Notional Market Value $1,724,942)	3,454	79,838

(Total Notional Market Value $5,042,862)		$268,188

*	Non-Income Producing Security.

**	Total Return based on Russell 2000 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 65.7%
FINANCIALS 15.4%

Realty Income Corp.	1,250	$28,938
Aspen Insurance Holdings Ltd.	1,050	25,462
Senior Housing Properties Trust	1,410	25,267
First Niagara Financial Group, Inc.	1,460	23,608
Platinum Underwriters Holdings Ltd.	600	21,648
Highwoods Properties, Inc.	780	21,341
Validus Holdings Ltd.	790	20,666
ProAssurance Corp.*	390	20,584
FirstMerit Corp.	990	20,384
Montpelier Re Holdings Ltd.	1,150	19,308
Knight Capital Group, Inc. — Class A*	1,160	18,734
UMB Financial Corp.	380	18,673
Westamerica Bancorporation	360	18,414
Washington Real Estate Investment Trust	640	18,112
NewAlliance Bancshares, Inc.	1,340	17,648
IPC Holdings Ltd.	570	17,043
Healthcare Realty Trust, Inc.	720	16,906
Susquehanna Bancshares, Inc.	1,060	16,865
National Retail Properties, Inc.	960	16,502
Apollo Investment Corp.	1,750	16,292
Omega Healthcare Investors, Inc.	1,010	16,130
Corporate Office Properties Trust SBI	520	15,964
Home Properties, Inc.	390	15,834
United Bankshares, Inc.	470	15,613
Selective Insurance Group, Inc.	659	15,111
Old National Bancorp	810	14,710
Stifel Financial Corp.*	320	14,672
Tanger Factory Outlet Centers, Inc.	388	14,597
Hancock Holding Co.	320	14,547
Zenith National Insurance Corp.	460	14,522
Cathay General Bancorp	609	14,464
Greenhill & Company, Inc.	206	14,373
First Financial Bankshares, Inc.	260	14,355
MFA Mortgage Investments, Inc.	2,430	14,313
Glacier Bancorp, Inc.	750	14,265
National Penn Bancshares, Inc.	980	14,220
Prosperity Bancshares, Inc.	480	14,203
RLI Corp.	230	14,067
Odyssey Re Holdings Corp.	270	13,989
FNB Corp.	1,059	13,979
International Bancshares Corp.	630	13,753
Trustmark Corp.	610	13,170
Mid-America Apartment Communities, Inc.	350	13,006

		MARKET
	SHARES	VALUE

First Commonwealth Financial Corp.	1,050	$12,999
Argo Group International Holdings Ltd.*	380	12,890
Potlatch Corp.	480	12,485
East-West Bancorp, Inc.	777	12,409
Signature Bank*	430	12,337
Max Capital Group Ltd.	690	12,213
MB Financial Corp.	430	12,018
First Midwest Bancorp, Inc.	600	11,982
Entertainment Properties Trust	397	11,831
BioMed Realty Trust, Inc.	990	11,603
Provident Financial Services, Inc.	730	11,169
Eastgroup Properties, Inc.	307	10,923
NBT Bancorp, Inc.	390	10,904
Extra Space Storage, Inc.	1,049	10,826
Franklin Street Properties Corp., Inc.	730	10,767
Umpqua Holding Corp.	740	10,708
DCT Industrial Trust, Inc.	2,110	10,677
American Campus Communities, Inc.	520	10,650
S&T Bancorp, Inc.	290	10,295
Employers Holdings, Inc.	610	10,065
Park National Corp.	140	10,045
Cash America International, Inc.	360	9,846
Sovran Self Storage, Inc.	270	9,720
First Bancorp Puerto Rico	870	9,692
Community Bank System, Inc.	397	9,683
CVB Financial Corp.	810	9,639
SVB Financial Group*	367	9,626
Pacific Capital Bancorp	570	9,622
IBERIABANK Corp.	200	9,600
Equity Lifestyle Properties, Inc.	250	9,590
UCBH Holdings, Inc.	1,360	9,357
Delphi Financial Group, Inc. — Class A	507	9,349
Piper Jaffray Companies, Inc.*	230	9,145
Inland Real Estate Corp.	700	9,086
Interactive Brokers Group, Inc. — Class A*	500	8,945
Post Properties, Inc.	540	8,910
WesBanco, Inc.	326	8,870
TrustCo Bank Corp.	930	8,844
United Fire & Casualty Co.	280	8,700
Navigators Group, Inc.*	156	8,566
PHH Corp.*	670	8,529
PrivateBancorp, Inc.	260	8,440
Infinity Property & Casualty Corp.	180	8,411
Pinnacle Financial Partners, Inc.*	280	8,347
Chemical Financial Corp.	290	8,085
PacWest Bancorp	300	8,070
PS Business Parks, Inc.	180	8,039
Assured Guaranty Ltd.	690	7,866

74 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Brookline Bancorp, Inc.	719	$7,657
Harleysville National Corp.	530	7,653
Safety Insurance Group, Inc.	200	7,612
Investors Real Estate Trust	710	7,604
Ares Capital Corp.	1,190	7,533
Cousins Properties, Inc.	540	7,479
Capstead Mortgage Corp.	690	7,431
National Health Investors, Inc.	270	7,406
KBW, Inc.*	316	7,268
Investors Bancorp, Inc.*	540	7,252
Financial Federal Corp.	310	7,214
Ezcorp, Inc. — Class A*	470	7,149
Anworth Mortgage Asset Corp.	1,100	7,073
Equity One, Inc.	399	7,062
optionsXpress Holdings, Inc.	520	6,947
Tower Group, Inc.	246	6,940
City Holding Co.	198	6,886
Bank Mutual Corp.	590	6,809
United Community Banks, Inc.	500	6,791
Community Trust Bancorp, Inc.	180	6,615
TowneBank	260	6,445
Portfolio Recovery Associates, Inc.*	190	6,430
Provident New York Bancorp	490	6,076
Wintrust Financial Corp.	290	5,965
Redwood Trust, Inc.	400	5,964
DiamondRock Hospitality Co.	1,170	5,932
National Western Life Insurance Co. — Class A	35	5,921
Chimera Investment Corp.	1,676	5,782
First Financial Corp.	140	5,739
Acadia Realty Trust	400	5,708
First Financial Bancorp	460	5,699
SWS Group, Inc.	300	5,685
First Busey Corp.	310	5,654
Sterling Savings Bank	640	5,632
LTC Properties, Inc.	276	5,597
Castlepoint Holdings Ltd.	410	5,560
Harleysville Group, Inc.	160	5,557
Sterling Bancshares, Inc.	900	5,472
LaSalle Hotel Properties	490	5,414
Hilltop Holdings, Inc.*	550	5,357
Pico Holdings, Inc.*	200	5,316
Univest Corp. of Pennsylvania	165	5,303
Independent Bank Corp.	200	5,232
Medical Properties Trust Inc.	820	5,174
Colonial BancGroup, Inc.	2,480	5,134
State Auto Financial Corp.	170	5,110
Hatteras Financial Corp.	190	5,054
Universal Health Realty Income Trust	150	4,936
Stewart Information Services Corp.	210	4,933

		MARKET
	SHARES	VALUE

Simmons First National Corp.	167	$4,921
First Merchants Corp.	220	4,886
Banco Latinoamericano de Exportaciones SA	340	4,882
Alexander’s, Inc.	19	4,843
Colonial Properties Trust	580	4,831
SCBT Financial Corp.	140	4,830
Bancfirst Corp.	90	4,763
Saul Centers, Inc.	120	4,740
StellarOne Corp.	280	4,732
Amerisafe, Inc.*	230	4,722
American Equity Investment Life Holding Co.	670	4,690
Lexington Realty Trust	930	4,650
Berkshire Hills Bancorp, Inc.	150	4,629
American Physicians Capital, Inc.	96	4,618
Phoenix Companies, Inc.	1,410	4,611
Citizens Banking Corp.	1,547	4,610
FPIC Insurance Group, Inc.*	105	4,597
Horace Mann Educators Corp.	500	4,595
Ambac Financial Group, Inc.	3,530	4,589
First Cash Financial Services, Inc.*	240	4,574
Boston Private Financial Holdings, Inc.	667	4,562
Greenlight Capital Re Ltd. — Class A*	350	4,546
Texas Capital Bancshares, Inc.*	340	4,542
Beneficial Mutual Bancorp, Inc.*	400	4,500
Northwest Bancorp, Inc.	210	4,490
Citizens, Inc.*	460	4,462
Enstar Group*	75	4,435
Getty Realty Corp.	210	4,423
SY Bancorp, Inc.	160	4,400
Renasant Corp.	258	4,394
Meadowbrook Insurance Group, Inc.	680	4,379
Crawford & Co. — Class B*	300	4,362
Bank of the Ozarks, Inc.	147	4,357
Sandy Spring Bancorp, Inc.	198	4,322
Home Bancshares, Inc.	160	4,312
Suffolk Bancorp	120	4,312
Prospect Capital Corp.	360	4,309
1st Source Corp.	180	4,253
Triko Bancshares	170	4,245
Capital Southwest Corp.	39	4,218
Union Bankshares Corp.	170	4,216
Forestar Real Estate Group, Inc.*	440	4,189
eHealth, Inc.*	307	4,077
Tompkins Financial Corp.	70	4,056
First Industrial Realty Trust, Inc.	537	4,054
Ocwen Financial Corp.*	440	4,039
Westfield Financial, Inc.	390	4,025

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

CNA Surety Corp.*	208	$3,994
Urstadt Biddle Properties, Inc.	250	3,982
Provident Bankshares Corp.	410	3,961
World Acceptance Corp.*	197	3,893
MainSource Financial Group, Inc.	250	3,875
Riskmetrics Group, Inc.*	260	3,871
Dime Community Bancshares	290	3,857
South Financial Group, Inc.	890	3,845
WSFS Financial Corp.	80	3,839
Sunstone Hotel Investors, Inc.	600	3,714
Capital City Bank Group, Inc.	136	3,705
First Community Bancshares, Inc.	106	3,696
Radian Group, Inc.	990	3,643
Flagstone Reinsurance Holdings	370	3,615
thinkorswim Group, Inc.*	637	3,580
Lakeland Financial Corp.	150	3,573
Southside Bancshares, Inc.	150	3,525
Central Pacific Financial Corp.	350	3,514
Tejon Ranch Co.*	140	3,464
Parkway Properties, Inc.	190	3,420
Washington Trust Bancorp, Inc.	170	3,357
Cedar Shopping Centers, Inc.	470	3,328
First Bancorp	180	3,303
United Financial Bancorp, Inc.	218	3,301
Heartland Financial USA, Inc.	160	3,294
MVC Capital, Inc.	300	3,291
Compass Diversified Trust	290	3,262
BancTrust Financial Group, Inc.	218	3,218
Pennsylvania Real Estate Investment Trust	430	3,203
Hercules Technology Growth Capital, Inc.	400	3,168
First Potomac Realty Trust	340	3,162
Nelnet, Inc. — Class A	218	3,124
Flushing Financial Corp.	260	3,110
MarketAxess Holdings, Inc.*	380	3,101
Dollar Financial Corp.*	300	3,090
Sterling Bancorp	218	3,059
Life Partners Holdings, Inc.	70	3,055
SeaBright Insurance Holdings, Inc.*	260	3,052
LaBranche & Company, Inc.*	630	3,018
Republic Bancorp, Inc.	110	2,992
United America Indemnity Ltd. — Class A*	230	2,946
Guaranty Financial Group, Inc.*	1,120	2,923
Danvers Bancorp, Inc.	217	2,901
GFI Group, Inc.	810	2,867
Consolidated-Tomoka Land Co.	75	2,864
First Financial Holdings, Inc.	140	2,834
Sun Communities, Inc.	200	2,800
Peapack Gladstone Financial Corp.	105	2,797
Kearny Financial Corp.	218	2,790

		MARKET
	SHARES	VALUE

Abington Bancorp, Inc.	300	$2,775
Lakeland Bancorp, Inc.	246	2,770
Arrow Financial Corp.	110	2,765
PMA Capital Corp.*	390	2,761
Nara Bancorp, Inc.	280	2,752
Aircastle Ltd.	570	2,725
Western Alliance Bancorp, Inc.*	270	2,724
U-Store-It Trust	610	2,714
Northfield Bancorp, Inc.	240	2,700
Presidential Life Corp.	270	2,670
NorthStar Realty Finance Corp.	680	2,659
ESSA Bancorp, Inc.	187	2,642
Columbia Banking Systems, Inc.	220	2,625
First Financial Northwest, Inc.	280	2,615
Kansas City Life Insurance Co.	60	2,601
TradeStation Group, Inc.*	400	2,580
West Bancorporation, Inc.	210	2,572
First Mercury Financial Corp.*	180	2,567
FBL Financial Group, Inc. — Class A	165	2,549
Frontier Financial Corp.	580	2,529
Oritani Financial Corp.*	150	2,527
Peoples Bancorp, Inc.	130	2,487
American Capital Agency Corp.	116	2,478
BankFinancial Corp.	240	2,446
GAMCO Investors, Inc. — Class A	89	2,431
Camden National Corp.	90	2,428
Donegal Group, Inc. — Class A	140	2,348
Southwest Bancorp, Inc.	180	2,333
Shore Bancshares, Inc.	96	2,303
Cohen & Steers, Inc.	206	2,264
NGP Capital Resources Co.	270	2,260
ViewPoint Financial Group	140	2,247
CoBiz Financial, Inc.	230	2,240
First Bancorp, Inc.	110	2,188
Amtrust Financial Services, Inc.	188	2,181
Citizens & Northern Corp.	110	2,172
Green Bankshares, Inc.	160	2,166
Wilshire Bancorp, Inc.	238	2,161
Enterprise Financial Services Corp.	140	2,134
Ames National Corp.	80	2,123
Gladstone Capital Corp.	260	2,103
Ameris Bancorp	170	2,014
Baldwind & Lyons, Inc. — Class B	110	2,001
Yadkin Valley Financial Corp.	140	1,995
RAIT Financial Trust	760	1,976
Old Second Bancorp, Inc.	170	1,972
Farmers Capital Bank Corp.	80	1,954
Diamond Hill Investment Group, Inc.	30	1,950
The PMI Group, Inc.	1,000	1,950

76 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Pacific Continental Corp.	130	$1,946
Maiden Holdings Ltd.	600	1,878
Smithtown Bancorp, Inc.	117	1,876
Westwood Holdings Group, Inc.	66	1,875
Sierra Bancorp	89	1,869
Centerstate Banks of Florida, Inc.	110	1,869
Financial Institutions, Inc.	130	1,865
Avatar Holdings Inc.*	70	1,856
Calamos Asset Management, Inc. — Class A	250	1,850
Mission West Properties	240	1,836
Cascade Bancorp.	270	1,822
Oriental Financial Group	300	1,815
Agree Realty Corp.	100	1,813
Education Realty Trust, Inc.	347	1,811
EMC Insurance Group, Inc.	70	1,795
Hersha Hospitality Trust	590	1,770
Oceanfirst Financial Corp.	106	1,760
State Bancorp, Inc.	180	1,753
American Safety Insurance Holdings Ltd.*	130	1,717
Cardinal Financial Corp.	298	1,696
Banner Corp.	180	1,694
Monmouth Real Estate
Investment Corp. — Class A	240	1,680
Bryn Mawr Bank Corp.	80	1,608
Associated Estates Realty Corp.	176	1,607
Premierwest Bancorp	240	1,606
Anthracite Capital, Inc.	718	1,601
Penson Worldwide Company, Inc.*	210	1,600
Kite Realty Group Trust	286	1,590
BlackRock Kelso Capital Corp.	160	1,578
Pennsylvania Commerce Bancorp, Inc.*	59	1,573
Clifton Savings Bancorp, Inc.	130	1,542
Rockville Financial, Inc.	110	1,537
Strategic Hotels & Resorts, Inc.	910	1,529
FBR Capital Markets Corp.*	310	1,507
Evercore Partners, Inc. — Class A	120	1,499
National Financial Partners Corp.	490	1,490
Winthrop Realty Trust	136	1,474
Heritage Commerce Corp.	130	1,461
Sanders Morris Harris Group Inc.	240	1,438
National Interstate Corp.	80	1,430
FelCor Lodging Trust, Inc.	770	1,417
Cogdell Spencer, Inc.	150	1,404
Capitol Bancorp, Ltd.	180	1,404
Roma Financial Corp.	110	1,385
Medallion Financial Corp.	180	1,373
Sun Bancorp, Inc.*	180	1,348
Gladstone Investment Corp.	270	1,326
Ashford Hospitality Trust, Inc.	1,140	1,311
Guaranty Bancorp*	650	1,300

		MARKET
	SHARES	VALUE

Glimcher Realty Trust	460	$1,293
Harris & Harris Group, Inc.*	320	1,264
First South Bancorp, Inc.	100	1,256
FCStone Group, Inc.*	280	1,240
West Coast Bancorp	186	1,226
Encore Capital Group, Inc.*	170	1,224
Care Investment Trust, Inc.	157	1,223
Meridian Interstate Bancorp, Inc.*	130	1,202
Seacoast Banking
Corporation of Florida	180	1,188
Ramco-Gershenson
Properties Trust	190	1,174
NewStar Financial, Inc.*	290	1,157
Thomas Weisel Partners Group, Inc.*	240	1,133
BGC Partners, Inc. — Class A	409	1,129
United Security Bancshares	96	1,112
CompuCredit Corp.*	200	1,106
First Marblehead Corp.*	847	1,093
NASB Financial, Inc.	40	1,080
Epoch Holding Corp.	140	1,063
Stratus Properties, Inc.*	80	997
Resource Capital Corp.	260	996
Advanta Corp.	470	982
Advance America Cash Advance Centers, Inc.	510	964
Credit Acceptance Corp.*	70	959
NYMAGIC, Inc.	50	953
Ladenburg Thalmann Financial Services, Inc.*	1,319	950
Hanmi Financial Corp.	460	948
CapLease, Inc.	547	946
PennantPark Investment Corp.	260	939
Asset Acceptance Capital Corp.*	180	920
Broadpoint Securities Group, Inc.*	308	915
Patriot Capital Funding, Inc.	250	910
Fifth Street Finance Corp.	120	906
Amcore Financial, Inc.	250	905
Kayne Anderson Energy Development Co.	120	901
City Bank	170	884
Encore Bancshares, Inc.*	80	880
Fox Chase Bancorp, Inc.*	80	880
One Liberty Properties, Inc.	100	880
Home Federal Bancorp, Inc.	80	858
Maui Land & Pineapple Company, Inc.*	60	806
First Place Financial Corp.	210	804
US Global Investors, Inc. — Class A	160	782
Thomas Properties Group, Inc.	290	751
Kohlberg Capital Corp.	206	750
Capital Trust, Inc. — Class A	199	716
Maguire Properties, Inc.*	470	686

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

MCG Capital Corp.	930	$660
Meruelo Maddux Properties, Inc.*	530	657
Gramercy Capital Corp.	510	653
Anchor BanCorp Wisconsin, Inc.	230	635
Santander BanCorp	50	625
Hallmark Financial Services, Inc.*	70	614
First Acceptance Corp.*	206	597
Brooklyn Federal Bancorp, Inc.	40	562
Newcastle Investment Corp.	650	546
Grubb & Ellis Co.	430	533
Flagstar Bancorp, Inc.*	740	525
Doral Financial Corp.*	70	525
Corus Bankshares, Inc.	457	507
Arbor Realty Trust, Inc.	170	502
Resource America, Inc. — Class A	117	468
International Assets Holding Corp.*	50	429
Federal Agricultural Mortgage Corp.	120	420
Midwest Banc Holdings, Inc.	270	378
W Holding Company, Inc.	35	361
Integra Bank Corp.	250	343
Pzena Investment Management, Inc. — Class A	80	338
Primus Guaranty Ltd.*	290	331
DuPont Fabros Technology, Inc.	150	311
Friedman Billings Ramsey Group, Inc. — Class A*	1,820	309
Waterstone Financial, Inc.*	90	302
United Community Financial Corp.	331	298
FirstFed Financial Corp.*	170	298
Independence Holding Co.	80	289
JER Investors Trust, Inc.	280	260
Cardtronics, Inc.*	160	206
Ampal American Israel — Class A*	240	139
FX Real Estate and Entertainment, Inc.*	130	20

Total Financials		2,155,838

INDUSTRIALS 11.1%
Waste Connections, Inc.*	983	31,033
Watson Wyatt & Company Holdings	520	24,866
Wabtec Corp.	600	23,850
Clarcor, Inc.	620	20,572
Teledyne Technologies, Inc.*	440	19,602
Moog, Inc. — Class A*	520	19,016
EMCOR Group, Inc.*	830	18,617
Curtiss-Wright Corp.	547	18,264
Granite Construction, Inc.	410	18,011
Acuity Brands, Inc.	500	17,455
Tetra Tech, Inc.*	720	17,388

		MARKET
	SHARES	VALUE

UAL Corp.	1,550	$17,081
Woodward Governor Co.	720	16,574
Clean Harbors, Inc.*	240	15,226
Regal-Beloit Corp.	400	15,196
JetBlue Airways Corp.*	2,130	15,123
Huron Consulting Group, Inc.*	260	14,890
Brady Corp. — Class A	620	14,849
Perini Corp.*	620	14,496
Kaydon Corp.	417	14,324
Orbital Sciences Corp.*	720	14,062
Energy Conversion Devices, Inc.*	550	13,865
TransDigm Group, Inc.*	410	13,764
Esterline Technologies Corp.*	360	13,640
SkyWest, Inc.	720	13,392
Nordson Corp.	410	13,239
Actuant Corp. — Class A	690	13,124
ESCO Technologies, Inc.*	320	13,104
Alaska Air Group, Inc.*	440	12,870
Simpson Manufacturing Company, Inc.	460	12,770
GrafTech International Ltd.*	1,470	12,230
HUB Group, Inc. — Class A*	450	11,938
Mueller Water Products, Inc. — Class A	1,420	11,928
Belden, Inc.	570	11,902
Genesee & Wyoming, Inc. — Class A*	380	11,590
Mueller Industries, Inc.	457	11,462
Geo Group, Inc.*	630	11,359
Knight Transportation, Inc.	700	11,284
Watsco, Inc.	287	11,021
Heartland Express, Inc.	690	10,874
US Airways Group, Inc.*	1,400	10,822
Briggs & Stratton Corp.	610	10,730
Heico Corp.	270	10,484
ABM Industries, Inc.	540	10,287
Baldor Electric Co.	570	10,174
Otter Tail Power Co.	430	10,032
Applied Industrial Technologies, Inc.	520	9,838
Old Dominion Freight Line, Inc.*	340	9,676
United Stationers, Inc.*	287	9,612
Deluxe Corp.	630	9,425
Navigant Consulting, Inc.*	590	9,363
Rollins, Inc.	510	9,221
Resources Connection, Inc.*	560	9,173
Mine Safety Appliances Co.	380	9,086
Herman Miller, Inc.	690	8,991
Watts Industries, Inc. — Class A	360	8,989
Werner Enterprises, Inc.	517	8,965
AAR Corp.*	479	8,818
MPS Group, Inc.*	1,160	8,735
Hexcel Corp.*	1,180	8,720

78 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

HNI Corp.	550	$8,712
Barnes Group, Inc.	590	8,555
Forward Air Corp.	350	8,494
American Superconductor Corp.*	520	8,481
Healthcare Services Group	530	8,443
Arkansas Best Corp.	280	8,431
Triumph Group, Inc.	198	8,407
Allegiant Travel Co.*	170	8,257
American Science & Engineering, Inc.	110	8,136
CoStar Group, Inc.*	240	7,906
Franklin Electric Company, Inc.	280	7,871
SYKES Enterprises, Inc.*	410	7,839
Beacon Roofing Supply, Inc.*	538	7,467
A.O. Smith Corp.	250	7,380
Ameron International Corp.	110	6,921
Astec Industries, Inc.*	219	6,861
Insituform Technologies, Inc. — Class A*	340	6,695
General Maritime Corp.	604	6,523
Korn/Ferry International, Inc.*	570	6,509
Ceradyne, Inc.*	320	6,499
AirTran Holdings, Inc.*	1,440	6,394
Team, Inc.*	230	6,371
Mobile Mini, Inc.*	430	6,201
Mcgrath Rentcorp	290	6,194
Viad Corp.	250	6,185
Mastec, Inc.*	530	6,137
Axsys Technologies, Inc.*	110	6,035
Circor International, Inc.	210	5,775
Layne Christensen Co.*	240	5,762
II-VI, Inc.*	300	5,727
Middleby Corp.*	210	5,727
Administaff, Inc.	260	5,637
Kaman Corp. — Class A	310	5,620
Evergreen Solar, Inc.*	1,760	5,614
Gorman-Rupp Co.	180	5,602
Robbins & Myers, Inc.	340	5,498
RBC Bearings, Inc.*	270	5,476
Tredegar Corp.	300	5,454
Knoll, Inc.	600	5,412
Universal Forest Products, Inc.	198	5,328
EnPro Industries, Inc.*	246	5,299
Badger Meter, Inc.	180	5,224
Comfort Systems USA, Inc.	490	5,223
Cubic Corp.	190	5,168
TrueBlue, Inc.*	537	5,139
Exponent, Inc.*	170	5,114
Griffon Corp.*	540	5,038
Force Protection, Inc.*	838	5,011
RSC Holdings, Inc.*	580	4,942
G & K Services, Inc. — Class A	240	4,853
Federal Signal Corp.	590	4,844
Raven Industries, Inc.	200	4,820

		MARKET
	SHARES	VALUE

Aerovironment, Inc.*	130	$4,785
Lindsay Manufacturing Co.	150	4,768
CBIZ, Inc.*	550	4,757
Northwest Pipe Co.*	110	4,687
Albany International Corp. — Class A	360	4,622
Republic Airways Holdings, Inc.*	430	4,588
DynCorp International, Inc. — Class A*	298	4,521
Pacer International, Inc.	430	4,485
Heidrick & Struggles International, Inc.	208	4,480
Blount International, Inc.*	470	4,456
Genco Shipping & Trading Ltd.	300	4,440
School Specialty, Inc.*	230	4,398
Advisory Board Co.*	196	4,371
Quanex Building Products Corp.	457	4,282
Interline Brands, Inc.*	400	4,252
GeoEye, Inc.*	218	4,192
Encore Wire Corp.	220	4,171
Kelly Services, Inc. — Class A	319	4,150
Amerco, Inc.*	120	4,144
LB Foster Co. — Class A*	130	4,066
Taser International, Inc.*	770	4,066
American Ecology Corp.	200	4,046
Dycom Industries, Inc.*	490	4,028
Gibraltar Industries, Inc.	330	3,940
NCI Building Systems, Inc.*	240	3,912
Eagle Bulk Shipping Inc.	570	3,887
Ennis Inc.	319	3,863
Stanley, Inc.*	106	3,839
ATC Technology Corp.*	260	3,804
CRA International, Inc.*	140	3,770
AZZ, Inc.*	150	3,765
EnerSys*	340	3,740
Apogee Enterprises, Inc.	360	3,730
Chart Industries, Inc.*	346	3,678
Marten Transport Ltd.*	190	3,602
Ener1, Inc.*	500	3,575
Rush Enterprises, Inc. — Class A*	410	3,514
Titan International, Inc.	420	3,465
Hawaiian Holdings, Inc.*	530	3,381
Kimball International, Inc. — Class B	390	3,358
AAON, Inc.	160	3,341
Michael Baker Corp.*	89	3,285
FuelCell Energy, Inc.*	840	3,259
Cascade Corp.	106	3,165
Trex Company, Inc.*	190	3,127
Columbus McKinnon Corp. — Class A*	229	3,126
American Reprographics Co.*	450	3,105
Interface, Inc. — Class A	660	3,062

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Tennant Co.	198	$3,049
Argon ST, Inc.*	160	3,018
Aceto Corp.	300	3,003
Standex International Corp.	150	2,976
Atlas Air Worldwide Holdings Company, Inc.*	157	2,967
Dynamic Materials Corp.	150	2,896
Kforce, Inc.*	377	2,895
Colfax Corp.*	270	2,805
Ladish Co., Inc.*	200	2,770
Freightcar America, Inc.	150	2,740
Applied Signal Technology, Inc.	150	2,691
DHT Maritime, Inc.	480	2,659
Sun Hydraulics Corp.	140	2,638
Consolidated Graphics, Inc.*	116	2,626
Cenveo, Inc.*	590	2,625
NACCO Industries, Inc. — Class A	70	2,619
Powell Industries, Inc.*	90	2,612
Orion Marine Group, Inc.*	270	2,608
Cornell Companies, Inc.*	140	2,603
Sterling Construction Company, Inc.*	140	2,596
Pike Electric Corp.*	210	2,583
Gencorp, Inc.*	700	2,576
Innerworkings, Inc.*	390	2,555
TAL International Group, Inc.	180	2,538
Altra Holdings, Inc.*	320	2,531
On Assignment, Inc.*	440	2,495
Duff & Phelps Corp. — Class A*	130	2,486
Fuel Tech, Inc.*	230	2,436
Furmanite Corp.*	450	2,426
Met-Pro Corp.	180	2,398
K-Tron International, Inc.*	30	2,397
American Woodmark Corp.	130	2,370
Insteel Industries, Inc.	208	2,348
Courier Corp.	130	2,327
EnergySolutions, Inc.	410	2,317
ACCO Brands Corp.*	670	2,312
Celadon Group, Inc.*	270	2,303
Ampco-Pittsburgh Corp.	105	2,279
Schawk, Inc.	190	2,177
Ducommun, Inc.	130	2,171
M&F Worldwide Corp.*	140	2,163
Teekay Tankers Ltd.	170	2,159
American Commercial Lines, Inc.*	440	2,156
LaBarge, Inc.*	150	2,153
Kadant, Inc.*	157	2,116
Herley Industries, Inc.*	170	2,088
LECG Corp.*	310	2,080
Multi-Color Corp.	130	2,057
Odyssey Marine Exploration, Inc.*	637	2,051

		MARKET
	SHARES	VALUE

Hill International, Inc.*	290	$2,042
Great Lakes Dredge & Dock Corp. Co.	490	2,034
Houston Wire & Cable Co.	217	2,020
Ultralife Batteries, Inc.*	150	2,012
YRC Worldwide, Inc.*	700	2,009
ICF International, Inc.*	80	1,966
VSE Corp.	50	1,962
Bowne & Company, Inc.	330	1,940
Standard Parking Corp.*	100	1,934
Tecumseh Products Company — Class A*	200	1,916
Waste Services Inc.*	290	1,908
CDI Corp.	147	1,902
Saia, Inc.*	170	1,846
First Advantage Corp. — Class A*	130	1,840
Capstone Turbine Corp.*	2,140	1,798
International Shipholding Corp.	70	1,773
3D Systems Corp.*	217	1,723
Wabash National Corp.	380	1,710
Dynamex, Inc.*	110	1,623
Standard Register Co.	180	1,607
Vicor Corp.	240	1,586
LSI Industries, Inc.	230	1,580
PMFG, Inc.*	159	1,520
H&E Equipment Services, Inc.*	197	1,519
Polypore International, Inc.*	200	1,512
Advanced Battery Technologies, Inc.*	538	1,431
Microvision, Inc.*	840	1,411
TurboChef Technologies, Inc.*	286	1,404
Patriot Transportation Holding, Inc.*	20	1,401
Spherion Corp.*	630	1,392
Preformed Line Products Co.	30	1,381
Energy Recovery, Inc.*	181	1,372
Greenbrier Companies, Inc.	196	1,347
TBS International Ltd. — Class A*	130	1,304
Graham Corp.	120	1,298
Horizon Lines, Inc. — Class A	367	1,281
Textainer Group Holdings Ltd.	120	1,272
DXP Enterprises, Inc.*	87	1,271
Titan Machinery, Inc.*	90	1,265
LMI Aerospace, Inc.*	110	1,251
Key Technology, Inc.*	65	1,228
Sauer, Inc.	140	1,225
Valence Technology, Inc.*	660	1,201
Alamo Group, Inc.	80	1,196
American Railcar Industries, Inc.	110	1,158
Volt Information Sciences, Inc.*	160	1,157
Lydall, Inc.*	200	1,150
Lawson Products, Inc.	50	1,143

80 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Casella Waste Systems, Inc. — Class A*	280	$1,142
China Fire & Security Group, Inc.*	167	1,137
Thermadyne Holdings Corp.*	165	1,134
Flow International Corp.*	459	1,111
Power-One, Inc.*	920	1,095
GT Solar International, Inc.*	370	1,069
Hudson Highland Group, Inc.*	306	1,025
Plug Power, Inc.*	990	1,010
Universal Truckload Services, Inc.*	70	991
Hurco Companies, Inc.*	80	960
Fushi Copperweld, Inc.*	180	949
Flanders Corp.*	199	933
Ultrapetrol Bahamas Ltd.*	277	884
Integrated Electrical Services, Inc.*	100	876
EnerNOC, Inc.*	116	863
Omega Flex, Inc.	40	838
Twin Disc, Inc.	110	758
PRG-Schultz International, Inc.*	180	734
Harbin Electric, Inc.*	90	719
PowerSecure International, Inc.*	210	691
China BAK Battery, Inc.*	400	648
Beacon Power Corp.*	1,190	631
Amrep Corp. PLC*	20	626
Park-Ohio Holdings Corp.*	100	617
Orion Energy Systems Inc.*	110	595
China Architectural Engineering, Inc.*	230	566
ICT Group, Inc.*	106	485
Metalico, Inc.*	298	462
Coleman Cable Inc.*	100	453
Akeena Solar, Inc.*	258	444
NN, Inc.	190	435
COMSYS IT Partners, Inc.*	180	403
Protection One, Inc.*	80	382
United Capital Corp.*	20	363
Ascent Solar Technologies, Inc.*	90	338
Builders FirstSource, Inc.*	200	306
Dollar Thrifty Automotive Group, Inc.*	267	291
CAI International, Inc.*	90	285
Trimas Corp.*	180	248
Commercial Vehicle Group, Inc.*	258	240
Xerium Technologies, Inc.*	260	172
Medis Technologies Ltd.*	380	171
China Direct, Inc.*	80	116

Total Industrials		1,552,712

INFORMATION TECHNOLOGY 10.4%
Sybase, Inc.*	970	24,027
Parametric Technology Corp.*	1,420	17,963
Jack Henry & Associates, Inc.	920	17,857
Concur Technologies, Inc.*	530	17,395
CACI International, Inc. —
Class A*	370	16,683

		MARKET
	SHARES	VALUE

Micros Systems, Inc.*	1,000	$16,320
InterDigital, Inc.*	560	15,400
Solera Holdings, Inc.*	630	15,183
Informatica Corp.*	1,090	14,966
Polycom, Inc.*	1,080	14,591
Perot Systems Corp. — Class A*	1,060	14,490
Comtech Telecommunications Corp.*	300	13,746
Mantech International Corp. — Class A*	250	13,547
PMC — Sierra, Inc.*	2,690	13,073
Gartner, Inc. — Class A*	730	13,016
Macrovision Solutions Corp.*	1,010	12,776
Microsemi Corp.*	970	12,261
Arris Group, Inc.*	1,510	12,004
TIBCO Software, Inc.*	2,290	11,885
Digital River, Inc.*	458	11,358
3Com Corp.*	4,960	11,309
Quest Software, Inc.*	890	11,205
Anixter International, Inc.*	370	11,144
Skyworks Solutions, Inc.*	2,000	11,080
j2 Global Communications, Inc.*	550	11,022
Tekelec*	800	10,672
Benchmark Electronics, Inc.*	830	10,599
Atheros Communications, Inc.*	730	10,446
ADTRAN, Inc.	690	10,267
Infinera Corp.*	1,140	10,214
Cybersource Corp.*	850	10,191
Fair Isaac Corp.	600	10,116
Intermec, Inc.*	760	10,093
VistaPrint Ltd.*	540	10,049
Blackboard, Inc.*	380	9,967
Progress Software Corp.*	510	9,823
Avocent Corp.*	548	9,815
Quality Systems, Inc.	218	9,509
EarthLink, Inc.*	1,350	9,126
MKS Instruments, Inc.*	610	9,022
TiVo, Inc.*	1,250	8,950
SRA International, Inc. — Class A*	517	8,918
Formfactor, Inc.*	600	8,760
Semtech Corp.*	760	8,565
FEI Co.*	450	8,487
Net 1 UEPS Technologies, Inc.*	610	8,357
Plexus Corp.*	490	8,305
Websense, Inc.*	550	8,233
Omniture, Inc.*	770	8,193
Cymer, Inc.*	370	8,107
Plantronics, Inc.	600	7,920
Riverbed Technology, Inc.*	690	7,859
MAXIMUS, Inc.	220	7,724
Data Domain, Inc.*	410	7,708
Wind River Systems, Inc.*	840	7,585
Ariba, Inc.*	1,050	7,570

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Cabot Microelectronics Corp.*	290	$7,560
CSG Systems International, Inc.*	430	7,512
ViaSat, Inc.*	310	7,465
Blackbaud, Inc.	550	7,425
Rofin-Sinar Technologies, Inc.*	360	7,409
Power Integrations, Inc.	370	7,356
Emulex Corp.*	1,040	7,259
Cognex Corp.	490	7,252
ValueClick, Inc.*	1,060	7,250
EPIQ Systems, Inc.*	430	7,185
Take-Two Interactive Software, Inc.	950	7,182
Commvault Systems, Inc.*	530	7,107
Hittite Microwave Corp.*	240	7,070
Interwoven, Inc.*	560	7,056
Tessera Technologies, Inc.*	590	7,009
Synaptics, Inc.*	417	6,906
Lawson Software, Inc.*	1,450	6,873
Cogent, Inc.*	500	6,785
Euronet Worldwide, Inc.*	580	6,734
ACI Worldwide, Inc.*	420	6,678
Harmonic, Inc.*	1,160	6,508
Sycamore Networks, Inc.*	2,350	6,321
Coherent, Inc.*	290	6,223
Electronics for Imaging, Inc.*	647	6,185
Scansource, Inc.*	320	6,166
Acxiom Corp.	749	6,074
Triquint Semiconductor, Inc.*	1,760	6,054
Wright Express Corp.*	480	6,048
Rogers Corp.*	217	6,026
ATMI, Inc.*	390	6,018
L-1 Identity Solutions, Inc.*	889	5,992
Bankrate, Inc.*	157	5,966
SPSS, Inc.*	217	5,850
DealerTrack Holdings, Inc.*	490	5,826
MTS Systems Corp.	218	5,808
Mentor Graphics Corp.*	1,120	5,790
United Online, Inc.	950	5,766
Black Box Corp.	218	5,694
Tyler Technologies, Inc.*	470	5,631
Forrester Research, Inc.*	190	5,360
Heartland Payment Systems, Inc.	300	5,250
AsiaInfo Holdings, Inc.*	430	5,091
MercadoLibre, Inc.*	310	5,087
Imation Corp.	370	5,021
Adaptec, Inc.*	1,490	4,917
EMS Technologies, Inc.*	190	4,915
Netgear, Inc.*	430	4,906
Checkpoint Systems, Inc.*	490	4,822
Sapient Corp.*	1,080	4,795
Manhattan Associates, Inc.*	297	4,696
Park Electrochemical Corp.	246	4,664
Netlogic Microsystems, Inc.*	210	4,622
Standard Microsystems Corp.*	280	4,575

		MARKET
	SHARES	VALUE

Brooks Automation, Inc.*	777	$4,514
S1 Corp.*	570	4,497
Littelfuse, Inc.*	270	4,482
Micrel, Inc.	610	4,459
Ultimate Software Group, Inc.*	300	4,380
Starent Networks Corp.*	367	4,378
Zoran Corp.*	640	4,371
JDA Software Group, Inc.*	320	4,202
Advent Software, Inc.*	209	4,174
VeriFone Holdings, Inc.*	840	4,116
Palm, Inc.*	1,320	4,052
Avid Technology, Inc.*	370	4,037
Insight Enterprises, Inc.*	580	4,002
Monolithic Power Systems, Inc.*	316	3,985
DTS, Inc. — Class A*	217	3,982
Sonus Networks, Inc.*	2,510	3,966
Advanced Energy Industries, Inc.*	398	3,960
MicroStrategy, Inc. — Class A*	106	3,936
Cavium Networks, Inc.*	370	3,889
Silicon Image, Inc.*	900	3,780
Teletech Holdings, Inc.*	450	3,757
Daktronics, Inc.	400	3,744
RealNetworks, Inc.*	1,050	3,706
Syntel, Inc.	160	3,699
MSC.Software Corp.*	550	3,674
Actel Corp.*	310	3,633
Vocus, Inc.*	198	3,606
Faro Technologies, Inc.*	209	3,524
TeleCommunication Systems, Inc. — Class A*	410	3,522
Epicor Software Corp.*	730	3,504
Blue Coat Systems, Inc.*	410	3,444
THQ, Inc.*	820	3,436
Ultratech, Inc.*	287	3,433
Vasco Data Security International*	330	3,409
Universal Display Corp.*	360	3,402
Supertex, Inc.*	140	3,361
Cohu, Inc.	276	3,353
OmniVision Technologies, Inc.*	630	3,307
Constant Contact, Inc.*	246	3,260
Neutral Tandem, Inc.*	198	3,212
Netezza Corp.*	480	3,187
Bel Fuse, Inc. — Class B	150	3,180
Ciber, Inc.*	660	3,175
InfoSpace, Inc.	420	3,171
Methode Electronics, Inc. — Class A	470	3,168
IPG Photonics Corp.*	240	3,163
SAVVIS, Inc.*	458	3,156
Applied Micro Circuits Corp.*	800	3,144
Sigma Designs, Inc.*	330	3,135
Netscout Systems, Inc.*	360	3,103
Sanmina-SCI Corp.*	6,530	3,069
Exar Corp.*	460	3,068

82 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Entegris, Inc.*	1,400	$3,066
GSI Commerce, Inc.*	290	3,051
Art Technology Group, Inc.*	1,580	3,049
Ixia*	520	3,006
Newport Corp.*	440	2,983
Amkor Technology, Inc.*	1,340	2,921
The Knot, Inc.*	350	2,912
Echelon Corp.*	357	2,910
Electro Rent Corp.	258	2,879
Vignette Corp.*	300	2,823
TNS, Inc.*	300	2,817
comScore, Inc.*	216	2,754
DG FastChannel, Inc.*	220	2,746
Seachange International, Inc.*	380	2,740
Transmeta Corp.*	150	2,730
TTM Technologies, Inc.*	520	2,709
Stratasys, Inc.*	250	2,688
Synchronoss Technologies, Inc.*	250	2,665
Brightpoint, Inc.*	610	2,654
OSI SYSTEMS INC*	190	2,632
RightNow Technologies, Inc.*	340	2,628
SonicWALL, Inc.*	660	2,627
Internet Capital Group, Inc.*	480	2,616
Digi International, Inc.*	320	2,595
Extreme Networks, Inc.*	1,090	2,551
Integral Systems, Inc.*	210	2,531
Terremark Worldwide, Inc.*	650	2,529
Move, Inc.*	1,580	2,528
RF Micro Devices, Inc.*	3,230	2,519
Utstarcom, Inc.*	1,360	2,516
3PAR, Inc.*	328	2,503
Taleo Corp.*	317	2,482
IXYS Corp.	300	2,478
Veeco Instruments, Inc.*	390	2,473
LoopNet, Inc.*	360	2,455
Cass Information Systems, Inc.	80	2,437
Symyx Technologies, Inc.*	410	2,435
NCI, Inc.*	80	2,410
ShoreTel, Inc.*	530	2,380
SYNNEX Corp.*	207	2,345
NIC, Inc.	490	2,254
CTS Corp.	409	2,254
DSP Group, Inc.*	280	2,246
Symmetricom, Inc.*	567	2,240
Kenexa Corp. — Class A*	280	2,234
Pegasystems, Inc.	180	2,225
Electro Scientific Industries, Inc.*	327	2,220
Volterra Semiconductor Corp.*	310	2,217
BigBand Networks, Inc.*	400	2,208
Silicon Storage Technology, Inc.*	960	2,198
Actuate Corp.*	740	2,190
Diodes, Inc.*	360	2,182
Anaren, Inc.*	180	2,151
Oplink Communications, Inc.*	250	2,150

		MARKET
	SHARES	VALUE

Lattice Semiconductor Corp.*	1,420	$2,144
Cirrus Logic, Inc.*	800	2,144
Smith Micro Software, Inc.*	370	2,057
Ness Technologies, Inc.*	480	2,054
Loral Space & Communications, Inc.*	140	2,034
Immersion Corp.*	337	1,985
infoGROUP, Inc.	410	1,943
DemandTec, Inc.*	240	1,937
Bottomline Technologies, Inc.*	270	1,917
Ebix, Inc.*	80	1,912
Perficient, Inc.*	390	1,864
Double-Take Software, Inc.*	206	1,848
Switch & Data Facilities Company, Inc.*	250	1,848
Finisar Corp.*	4,850	1,843
Airvana, Inc.*	300	1,836
Super Micro Computer, Inc.*	290	1,836
Novatel Wireless, Inc.*	390	1,810
Mercury Computer Systems, Inc.*	280	1,767
iGate Corp.*	270	1,758
Ceva, Inc.*	250	1,750
Technitrol, Inc.	500	1,740
Kopin Corp.*	850	1,734
DivX, Inc.*	330	1,726
SuccessFactors, Inc.*	300	1,722
Marchex, Inc.	290	1,691
Advanced Analogic Technologies, Inc.*	559	1,688
Online Resources Corp.*	350	1,659
Compellent Technologies, Inc.*	170	1,654
ModusLink Global Solutions, Inc.*	570	1,647
Aruba Networks, Inc.*	640	1,632
STEC, Inc.*	380	1,619
Acme Packet, Inc.*	307	1,615
Rimage Corp.*	120	1,609
Harris Stratex Networks, Inc. — Class A*	310	1,600
PC-Tel, Inc.	240	1,577
Internet Brands, Inc. — Class A*	270	1,571
NVE Corp.*	60	1,568
China Security & Surveillance Technology, Inc.*	350	1,551
Internap Network Services Corp.*	620	1,550
Radisys Corp.*	280	1,548
Opnet Technologies, Inc.*	156	1,538
Liquidity Services Inc.*	180	1,499
Hackett Group, Inc.*	510	1,489
MRV Communications, Inc.*	1,930	1,486
Gerber Scientific, Inc.*	290	1,482
Pericom Semiconductor Corp.*	270	1,480
ExlService Holdings, Inc.*	170	1,457
Hughes Communications, Inc.*	90	1,435
Rackable Systems, Inc.*	360	1,418

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Trident Microsystems, Inc.*	750	$1,418
Cogo Group, Inc.*	290	1,409
Sourcefire, Inc.*	250	1,400
Globecomm Systems, Inc.*	250	1,373
Intevac, Inc.*	270	1,369
Microtune, Inc.*	670	1,367
ICx Technologies, Inc.*	170	1,345
Rudolph Technologies, Inc.*	377	1,331
Comverge, Inc.*	270	1,323
OpenTV Corp.*	1,070	1,316
American Software, Inc. — Class A	280	1,316
Zygo Corp., Inc.*	190	1,313
Keynote Systems, Inc.*	170	1,311
FalconStor Software, Inc.*	470	1,307
Multi-Fineline Electronix, Inc.*	110	1,286
Kulicke & Soffa Industries, Inc.*	750	1,275
SupportSoft, Inc.*	570	1,271
Measurement Specialties, Inc.*	180	1,251
Web.com Group, Inc.*	340	1,244
Techwell, Inc.*	190	1,235
i2 Technologies, Inc.*	190	1,214
Agilysys, Inc.	280	1,201
Phoenix Technologies, Ltd.*	340	1,190
Entrust, Inc.*	750	1,185
Emcore Corp.*	900	1,170
Radiant Systems, Inc.*	340	1,146
Anadigics, Inc.*	770	1,140
Rackspace Hosting*	210	1,130
Maxwell Technologies, Inc.*	220	1,115
Callidus Software, Inc.*	370	1,106
Monotype Imaging Holdings, Inc.*	190	1,102
Presstek, Inc.*	340	1,091
Global Cash Access Holdings, Inc.*	489	1,086
Renaissance Learning, Inc.	120	1,079
CPI International, Inc.*	120	1,039
Safeguard Scientifics, Inc.*	1,490	1,028
Interactive Intelligence, Inc.*	160	1,026
Photronics, Inc.*	520	1,014
Hutchinson Technology, Inc.*	290	1,009
China Information Security Technology, Inc.*	280	1,008
Isilon Systems, Inc.*	300	987
Chordiant Software, Inc.*	367	976
SiRF Technology Holdings, Inc.*	750	960
PROS Holdings, Inc.*	165	949
Unica Corp.*	167	915
Quantum Corp.*	2,530	911
Mattson Technology, Inc.*	610	860
Limelight Networks Inc.*	350	858
Semitool, Inc.*	280	854
Cray, Inc.*	410	853

		MARKET
	SHARES	VALUE

Orbcomm, Inc.*	390	$842
Smart Modular Technologies WWH, Inc.*	537	827
Powerwave Technologies, Inc.*	1,620	810
NetSuite, Inc.*	95	802
Digimarc Corp.*	80	802
Dice Holdings, Inc.*	186	759
TechTarget, Inc.*	170	734
Hypercom Corp.*	660	713
Deltek, Inc.*	150	696
Parkervision, Inc.*	280	692
Rubicon Technology, Inc.*	157	669
Axcelis Technologies, Inc.*	1,260	643
ArcSight, Inc.*	80	641
TheStreet.com, Inc.	220	638
QAD, Inc.	150	629
PC Connection, Inc.*	120	614
Virtusa Corp.*	106	598
PLX Technology, Inc.*	347	597
MIPS Technology, Inc.*	537	596
PC Mall, Inc.*	140	561
Bookham, Inc.*	1,240	558
Magma Design Automation, Inc.*	540	551
AuthenTec, Inc.*	306	511
Ultra Clean Holdings*	240	482
Sonic Solutions, Inc.*	270	475
Gevity HR, Inc.	300	453
Guidance Software, Inc.*	110	449
LTX-Credence Corp.*	1,540	416
Opnext, Inc.*	230	403
Spansion, Inc.*	1,570	297
KEMET Corp.*	1,030	278
Avanex Corp.*	175	184
Asyst Technologies, Inc.*	610	153
HSW International, Inc.*	340	129
Elixir Gaming Technologies, Inc.*	830	108
Entropic Communications, Inc.*	110	55
Nextwave Wireless, Inc.*	600	54
Midway Games, Inc.*	140	27

Total Information Technology		1,451,180

HEALTH CARE 10.1%
Myriad Genetics, Inc.*	550	36,443
Alexion Pharmaceuticals, Inc.*	940	34,019
OSI Pharmaceuticals, Inc.*	700	27,335
Onyx Pharmaceuticals, Inc.*	680	23,229
Immucor, Inc.*	859	22,832
Thoratec Corp.*	670	21,768
Magellan Health Services, Inc.*	500	19,580
AMERIGROUP Corp.*	660	19,483
Owens & Minor, Inc.	510	19,201
Psychiatric Solutions, Inc.*	680	18,938
Haemonetics Corp.*	320	18,080
Valeant Pharmaceuticals International*	780	17,862

84 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Allscripts Healthcare
Solutions, Inc.	1,790	$17,757
United Therapeutics Corp.*	280	17,514
Bio-Rad Laboratories, Inc. — Class A*	229	17,246
Steris Corp.	720	17,201
Masimo Corp.*	570	17,003
Cubist Pharmaceuticals, Inc.*	690	16,670
Isis Pharmaceuticals, Inc.*	1,110	15,740
NuVasive, Inc.*	440	15,246
West Pharmaceutical Services, Inc.	398	15,032
Sequenom, Inc.*	750	14,880
Auxilium Pharmaceuticals, Inc.*	510	14,504
PSS World Medical, Inc.*	760	14,303
Regeneron Pharmaceuticals, Inc.*	760	13,954
Amedisys, Inc.*	330	13,642
Mentor Corp.	417	12,898
Viropharma, Inc.*	970	12,629
Meridian Bioscience, Inc.	490	12,480
Alkermes, Inc.*	1,170	12,460
Healthspring, Inc.*	610	12,182
Martek Biosciences Corp.	400	12,124
Varian, Inc.*	360	12,064
Healthsouth Corp.*	1,080	11,837
Chemed Corp.	280	11,136
Celera Corp.*	980	10,907
Luminex Corp.*	510	10,894
Alnylam Pharmaceuticals, Inc.*	440	10,881
Centene Corp.*	530	10,446
Dionex Corp.*	230	10,315
Catalyst Health Solutions, Inc.*	410	9,983
HMS Holdings Corp.*	307	9,677
Medicis Pharmaceutical Corp. — Class A	690	9,591
Eclipsys Corp.*	670	9,507
Acorda Therapeutics, Inc.*	460	9,435
Medicines Co.*	640	9,427
athenahealth, Inc.*	250	9,405
Wright Medical Group, Inc.*	458	9,357
AmSurg Corp.*	390	9,103
PDL BioPharma, Inc.	1,470	9,085
Gentiva Health Services, Inc.*	310	9,071
Medarex, Inc.*	1,570	8,761
Volcano Corp.*	580	8,700
Conmed Corp.*	350	8,379
Datascope Corp.	156	8,149
Landauer, Inc.	110	8,063
American Medical Systems Holdings, Inc.*	890	8,001
Theravance, Inc.*	640	7,930
XenoPort, Inc.*	310	7,775
Integra LifeSciences Holdings Corp.*	217	7,719
AMAG Pharmaceuticals, Inc.*	208	7,457

		MARKET
	SHARES	VALUE

Greatbatch, Inc.*	280	$7,409
Cepheid, Inc.*	700	7,266
CV Therapeutics, Inc.*	750	6,907
Abiomed, Inc.*	420	6,896
Parexel International Corp.*	700	6,797
Align Technology, Inc.*	760	6,650
Phase Forward, Inc.*	530	6,636
Seattle Genetics, Inc.*	740	6,616
LHC Group, Inc.*	180	6,480
Exelixis, Inc.*	1,290	6,476
Nektar Therapeutics*	1,140	6,338
Merit Medical Systems, Inc.*	340	6,096
Invacare Corp.	390	6,053
PharMerica Corp.*	370	5,798
Questcor Pharmaceuticals, Inc.*	620	5,772
Par Pharmaceutical Companies, Inc.*	420	5,632
Conceptus, Inc.*	370	5,631
Hanger Orthopedic Group, Inc.*	380	5,514
Dendreon Corp.*	1,150	5,267
ev3, Inc.*	860	5,246
Salix Pharmaceuticals Ltd.*	590	5,210
Healthways, Inc.*	430	4,936
Zoll Medical Corp.*	258	4,874
National Healthcare Corp.	96	4,861
Cyberonics, Inc.*	290	4,805
SurModics, Inc.*	190	4,801
inVentiv Health, Inc.*	410	4,731
Sun Healthcare Group, Inc.*	530	4,690
Cougar Biotechnology, Inc.*	180	4,680
Omnicell, Inc.*	380	4,640
ICU Medical, Inc.*	140	4,640
Quidel Corp.*	350	4,574
Vivus, Inc.*	850	4,522
Medivation, Inc.*	310	4,517
Neogen Corp.*	180	4,496
Geron Corp.*	960	4,483
Res-Care, Inc.*	297	4,461
Emergent Biosolutions, Inc.*	170	4,439
Kindred Healthcare, Inc.*	340	4,427
Natus Medical, Inc.*	340	4,403
Analogic Corp.	160	4,365
Abaxis, Inc.*	270	4,328
Universal American Financial Corp.*	480	4,234
Halozyme Therapeutics, Inc.*	750	4,200
InterMune, Inc.*	390	4,126
Kendle International, Inc.*	160	4,115
Angiodynamics, Inc.*	298	4,080
Emergency Medical Services Corp. — Class A*	110	4,027
SonoSite, Inc.*	210	4,007
Allos Therapeutics, Inc.*	650	3,978
Savient Pharmaceuticals, Inc.*	670	3,879

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Optimer Pharmaceuticals, Inc.*	320	$3,875
GTx, Inc.*	230	3,873
Momenta Pharmaceuticals, Inc.*	330	3,828
Arena Pharmaceuticals, Inc.*	910	3,795
Odyssey HealthCare, Inc.*	400	3,700
Bio-Reference Labs, Inc.*	140	3,672
NPS Pharmaceuticals, Inc.*	580	3,602
Rigel Pharmaceuticals, Inc.*	450	3,600
Almost Family, Inc.*	80	3,598
Genoptix Inc.*	105	3,578
Incyte Corp.*	940	3,563
AMN Healthcare Services, Inc.*	420	3,553
Human Genome Sciences, Inc.*	1,670	3,540
eResearch Technology, Inc.*	530	3,514
Symmetry Medical, Inc.*	440	3,507
MWI Veterinary Supply, Inc.*	130	3,505
Osiris Therapeutics, Inc.*	180	3,449
Durect Corp.*	1,010	3,424
Noven Pharmaceuticals, Inc.*	307	3,377
Progenics Pharmaceuticals, Inc.*	327	3,371
Cross Country Healthcare, Inc.*	377	3,314
RehabCare Group, Inc.*	218	3,305
CryoLife, Inc.*	340	3,301
Genomic Health, Inc.*	167	3,253
Orthofix International NV*	210	3,219
MedAssets, Inc.*	220	3,212
IRIS International, Inc.*	230	3,206
Enzon Pharmaceuticals, Inc.*	548	3,195
Cypress Bioscience, Inc.*	460	3,146
Molina Healthcare, Inc.*	170	2,994
Indevus Pharmaceuticals, Inc.*	950	2,983
Computer Programs &
Systems, Inc.	110	2,948
Metabolix, Inc.*	230	2,926
Ligand Pharmaceuticals, Inc. — Class B*	1,040	2,850
Albany Molecular Research, Inc.*	290	2,825
Synovis Life Technologies, Inc.*	150	2,811
Facet Biotech Corp.*	290	2,781
Assisted Living Concepts, Inc. — Class A*	670	2,780
Maxygen Inc.*	310	2,765
Pharmasset, Inc.*	210	2,753
Orthovita, Inc.*	810	2,746
ImmunoGen, Inc.*	620	2,660
Vital Images, Inc.*	187	2,601
Vnus Medical Technologies, Inc.*	160	2,595
Affymetrix, Inc.*	853	2,550
Palomar Medical Technologies, Inc.*	220	2,537
Bruker BioSciences Corp.*	620	2,505
Pain Therapeutics, Inc.*	420	2,486
Somanetics Corp.*	150	2,476
Dyax Corp.*	680	2,475

		MARKET
	SHARES	VALUE

Alliance Imaging, Inc.*	310	$2,471
Emeritus Corp.*	240	2,407
Array Biopharma, Inc.*	580	2,349
FGX International Holdings Ltd.*	170	2,336
Accuray, Inc.*	440	2,270
Micrus Endovascular Corp.*	190	2,206
Sirona Dental Systems, Inc.*	210	2,205
Cantel Medical Corp.*	150	2,200
Corvel Corp.*	100	2,198
MannKind Corp.*	627	2,151
Nabi Biopharmaceuticals*	640	2,144
OraSure Technologies, Inc.*	580	2,134
Arqule, Inc.*	500	2,110
Medcath Corp.*	200	2,088
Air Methods Corp.*	130	2,079
US Physical Therapy, Inc.*	150	1,999
Enzo Biochem, Inc.*	400	1,956
Triple-S Management Corp. — Class B*	170	1,955
Atrion Corp.	20	1,942
Idera Pharmaceuticals, Inc.*	246	1,889
Inspire Pharmaceuticals, Inc.*	520	1,872
Kensey Nash Corp.*	95	1,844
Skilled Healthcare Group, Inc. — Class A*	218	1,840
RTI Biologics, Inc.*	660	1,822
Cardiac Science Corp.*	240	1,800
Ardea Biosciences, Inc.*	150	1,795
Idenix Pharmaceuticals, Inc.*	310	1,795
Cadence Pharmaceuticals, Inc.*	248	1,793
Insulet Corp.*	230	1,776
Ensign Group, Inc.	105	1,758
Medical Action Industries, Inc.*	170	1,700
Cambrex Corp.*	360	1,663
Obagi Medical Products, Inc.*	218	1,626
Akorn, Inc.*	700	1,610
Pozen, Inc.*	316	1,593
Sangamo Biosciences, Inc.*	450	1,566
BMP Sunstone Corp.*	280	1,560
ArthroCare Corp.*	326	1,555
Hansen Medical, Inc.*	210	1,516
Exactech, Inc.*	90	1,516
Neurocrine Biosciences, Inc.*	470	1,504
Stereotaxis, Inc.*	340	1,496
CardioNet, Inc.*	60	1,479
BioMimetic Therapeutics, Inc.*	157	1,448
Accelrys, Inc.*	330	1,439
Repligen Corp.*	380	1,436
Celldex Therapeutics, Inc.*	180	1,426
Nighthawk Radiology Holdings, Inc.*	290	1,409
Orexigen Therapeutics, Inc.*	250	1,395
Lexicon Genetics, Inc.*	990	1,386
Zymogenetics, Inc.*	460	1,380

86 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Immunomedics, Inc.*	797	$1,355
Affymax, Inc.*	135	1,349
Novavax, Inc.*	710	1,342
Discovery Laboratories, Inc.*	1,190	1,333
I-Flow Corp.*	266	1,277
Synta Pharmaceuticals Corp.*	208	1,273
Clinical Data, Inc.*	140	1,246
Cytokinetics, Inc.*	428	1,220
TomoTherapy, Inc.*	500	1,190
IPC The Hospitalist Company, Inc.*	70	1,178
KV Pharmaceutical Co.*	400	1,152
Chindex International, Inc.*	140	1,113
Cynosure, Inc.*	120	1,096
TranS1, Inc.*	150	1,081
Depomed, Inc.*	630	1,040
Life Sciences Research, Inc.*	110	1,034
Spectranetics Corp.*	390	1,018
XOMA Ltd.*	1,630	1,011
Cytori Therapeutics, Inc.*	270	975
Opko Health, Inc.*	590	956
Adolor Corp.*	570	946
Molecular Insight Pharmaceuticals, Inc.*	220	946
Alexza Pharmaceuticals, Inc.*	290	919
Sunrise Senior Living, Inc.*	547	919
DexCom, Inc.*	320	883
RadNet, Inc.*	260	871
NxStage Medical, Inc.*	320	854
Capital Senior Living Corp.*	270	805
Targacept, Inc.*	220	783
Caraco Pharm Labs, Inc.*	130	770
Nanosphere, Inc.*	160	762
Javelin Pharmaceuticals, Inc.*	600	750
Columbia Labs, Inc.*	580	737
Acura Pharmaceuticals, Inc.*	100	734
Ariad Pharmaceuticals, Inc.*	850	723
Alphatec Holdings, Inc.*	307	721
MAP Pharmaceuticals, Inc.*	100	698
Virtual Radiologic Corp.*	80	678
MiddleBrook Pharmaceuticals, Inc.*	440	660
Sucampo Pharmaceuticals, Inc. — Class A*	110	633
Biodel, Inc.*	130	627
Five Star Quality Care, Inc.*	390	597
National Research Corp.	20	579
Caliper Life Sciences, Inc.*	590	572
Amicus Therapeutics, Inc.*	60	479
Acadia Pharmaceuticals, Inc.*	410	369
Vision-Sciences, Inc.*	210	321
Rexahn Pharmaceuticals, Inc.*	360	320
BioForm Medical, Inc.*	270	246
Protalix BioTherapeutics, Inc.*	130	239
Cell Genesys, Inc.*	1,060	233

		MARKET
	SHARES	VALUE

PharmaNet Development Group, Inc.*	240	$218
Providence Service Corp.*	150	218
Marshall Edwards, Inc.*	250	175
Jazz Pharmaceuticals, Inc.*	90	174

Total Health Care		1,406,706

CONSUMER DISCRETIONARY 7.2%
Wendy’s/Arby’s Group, Inc. — Class A	4,880	24,107
Marvel Entertainment, Inc.*	600	18,450
Tupperware Brands Corp.	760	17,252
Corinthian Colleges, Inc.*	1,050	17,188
Bally Technologies, Inc.*	670	16,100
Jack in the Box, Inc.*	720	15,905
Netflix, Inc.*	500	14,945
Aaron Rents, Inc.	560	14,907
Tractor Supply Co.*	410	14,817
Rent-A-Center, Inc.*	820	14,473
WMS Industries, Inc.*	537	14,445
Matthews International Corp. — Class A	380	13,938
Carter’s, Inc.*	700	13,482
Aeropostale, Inc.*	819	13,186
Wolverine World Wide, Inc.	610	12,834
Deckers Outdoor Corp.*	160	12,779
Polaris Industries, Inc.	410	11,746
Interactive Data Corp.	450	11,097
The Warnaco Group, Inc.*	560	10,993
Pool Corp.	590	10,602
Capella Education Co.*	180	10,577
Under Armour, Inc.*	410	9,774
Vail Resorts, Inc.*	360	9,576
Fossil, Inc.*	560	9,352
Collective Brands, Inc.*	790	9,259
Ryland Group, Inc.	520	9,188
Gymboree Corp.*	350	9,131
Chico’s FAS, Inc.*	2,170	9,071
Sonic Corp.*	740	9,006
Men’s Wearhouse, Inc.	630	8,530
Bob Evans Farms, Inc.	380	7,763
Regis Corp.	530	7,701
Callaway Golf Co.	810	7,525
Sotheby’s	830	7,379
Cheesecake Factory, Inc.*	730	7,373
Jakks Pacific, Inc.*	340	7,014
Iconix Brand Group, Inc.*	710	6,944
Timberland Co. — Class A*	590	6,814
Coinstar, Inc.*	340	6,633
Sally Beauty Holdings, Inc.*	1,160	6,600
Tempur-Pedic International, Inc.	920	6,523
Helen of Troy Ltd.*	370	6,423
J. Crew Group, Inc.*	520	6,344
99 Cents Only Stores*	580	6,339
Buckle, Inc.	286	6,241

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

P.F. Chang’s China Bistro, Inc.*	298	$6,240
Children’s Place Retail Stores, Inc.*	287	6,222
CEC Entertainment, Inc.*	250	6,062
Dress Barn, Inc.*	550	5,907
Steiner Leisure Ltd.*	200	5,904
Jos. A. Bank Clothiers, Inc.*	220	5,753
Pinnacle Entertainment, Inc.*	740	5,683
Life Time Fitness, Inc.*	430	5,569
Cracker Barrel Old Country Store, Inc.	270	5,559
CKE Restaurants, Inc.	640	5,555
Buffalo Wild Wings, Inc.*	216	5,540
NutriSystem, Inc.	377	5,500
Hibbett Sports Inc.*	350	5,499
Jackson Hewitt Tax Service, Inc.	350	5,492
Gaylord Entertainment Co.*	500	5,420
Unifirst Corp.	180	5,344
Live Nation, Inc.*	930	5,338
National CineMedia, Inc.	520	5,273
Fred’s, Inc.	490	5,272
American Public Education, Inc.*	140	5,207
Columbia Sportswear Co.	147	5,199
Cato Corp. — Class A	340	5,134
Skechers U.S.A., Inc. — Class A*	400	5,128
PetMed Express, Inc.*	290	5,113
Monro Muffler Brake, Inc.	200	5,100
HOT Topic, Inc.*	540	5,006
Papa John’s International, Inc.*	270	4,976
Exide Technologies*	930	4,920
Fuel Systems Solutions, Inc.*	150	4,914
Churchill Downs, Inc.	120	4,850
Jo-Ann Stores, Inc.*	310	4,802
Texas Roadhouse, Inc.*	610	4,728
Steven Madden, Ltd.*	220	4,690
Meritage Homes Corp.*	380	4,625
National Presto Industries, Inc.	60	4,620
Brunswick Corp.	1,079	4,543
Arbitron, Inc.	340	4,515
Universal Technical Institute, Inc.*	258	4,430
Cooper Tire & Rubber Co.	719	4,429
Brown Shoe Company, Inc.	520	4,404
Ethan Allen Interiors, Inc.	300	4,311
American Greetings Corp. — Class A	560	4,239
Scholastic Corp.	300	4,074
Genesco, Inc.*	240	4,061
Marcus Corp.	246	3,993
Peet’s Coffee & Tea, Inc.*	167	3,883
Stage Stores, Inc.	470	3,878
Blue Nile, Inc.*	157	3,845
Pre-Paid Legal Services, Inc.*	100	3,729
K-Swiss, Inc. — Class A	320	3,648
Bebe Stores, Inc.	470	3,511

		MARKET
	SHARES	VALUE

Charming Shoppes, Inc.*	1,390	$3,392
The Wet Seal, Inc. — Class A*	1,130	3,356
Shuffle Master, Inc.*	650	3,224
Red Robin Gourmet Burgers, Inc.*	190	3,198
Weyco Group, Inc.	95	3,140
Group 1 Automotive, Inc.	290	3,123
Stewart Enterprises, Inc. — Class A	1,030	3,100
Finish Line, Inc. — Class A	520	2,912
Superior Industries International, Inc.	276	2,904
World Wrestling Entertainment, Inc.	260	2,881
Drew Industries, Inc.*	240	2,880
Quiksilver, Inc.*	1,550	2,852
Maidenform Brands, Inc.*	280	2,842
Cabela’s, Inc. — Class A*	480	2,798
Harte-Hanks, Inc.	447	2,789
California Pizza Kitchen, Inc.*	260	2,787
Dillard’s, Inc. — Class A	700	2,779
Universal Electronics, Inc.*	170	2,757
Cinemark Holdings, Inc.	370	2,749
Blockbuster, Inc. — Class A*	2,180	2,747
Speedway Motorsports, Inc.	170	2,739
RCN Corp.*	458	2,702
Ameristar Casinos, Inc.	310	2,678
Citi Trends, Inc.*	180	2,650
True Religion Apparel, Inc.*	210	2,612
ArvinMeritor, Inc.	910	2,594
Core-Mark Holding Company, Inc.*	120	2,582
Grand Canyon Education, Inc.*	130	2,441
Christopher & Banks Corp.	430	2,408
DineEquity, Inc.	208	2,404
Volcom, Inc.*	220	2,398
CKX, Inc.*	650	2,386
Blyth, Inc.	299	2,344
Denny’s Corp.*	1,170	2,328
Domino’s Pizza, Inc.*	480	2,261
RC2 Corp.*	210	2,241
BJ’s Restaurants, Inc.*	208	2,240
Standard-Pacific Corp.*	1,240	2,207
Winnebago Industries, Inc.	360	2,171
Raser Technologies, Inc.*	580	2,163
Cavco Industries, Inc.*	80	2,151
PEP Boys-Manny Moe & Jack	520	2,148
Ambassadors Group, Inc.	230	2,116
Steak n Shake Co.*	350	2,083
Mediacom Communications Corp.*	480	2,064
Overstock.com, Inc.*	190	2,048
Dolan Media Co.*	310	2,043
Ulta Salon Cosmetics & Fragrance, Inc.*	246	2,037

88 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Haverty Furniture Companies, Inc.	217	$2,025
Coldwater Creek, Inc.*	700	1,995
DSW, Inc.*	160	1,994
iRobot Corp.*	217	1,960
Modine Manufacturing Co.	400	1,948
Spartan Motors, Inc.	400	1,892
Lululemon Athletica, Inc.*	238	1,887
Movado Group, Inc.	200	1,878
Sinclair Broadcast Group, Inc. — Class A	600	1,860
Knology, Inc.*	350	1,806
M/I Homes, Inc.	170	1,792
Zumiez, Inc.*	240	1,788
Midas, Inc.*	170	1,783
Asbury Automotive Group, Inc.	390	1,782
CSS Industries, Inc.	100	1,774
Orbitz Worldwide, Inc.*	450	1,746
Cox Radio Inc. — Class A*	289	1,737
Dorman Products, Inc.*	130	1,716
Belo Corp. — Class A	1,100	1,716
Charlotte Russe Holding, Inc.*	260	1,687
Tenneco, Inc.*	570	1,682
Shutterfly, Inc.*	240	1,678
Stamps.com, Inc.*	170	1,671
America’s Car Mart, Inc.*	120	1,657
Fisher Communications, Inc.	80	1,651
American Axle & Manufacturing
Holdings, Inc.	570	1,647
Monarch Casino & Resort, Inc.*	140	1,631
Landry’s Restaurants, Inc.	140	1,624
Skyline Corp.	80	1,599
Cherokee, Inc.	90	1,562
Unifi, Inc.*	550	1,551
Systemax, Inc.	140	1,508
K12 Inc.*	80	1,500
Oxford Industries, Inc.	170	1,491
AFC Enterprises, Inc.*	310	1,454
Leapfrog Enterprises, Inc.*	410	1,435
Big 5 Sporting Goods Corp.	270	1,407
Steinway Musical Instruments, Inc.*	80	1,401
Morgans Hotel Group Co.*	300	1,398
RHI Entertainment*	170	1,380
La-Z-Boy, Inc.	630	1,367
Sealy Corp.	540	1,355
Outdoor Channel Holdings, Inc.*	178	1,333
hhgregg, Inc.*	150	1,302
Zale Corp.*	390	1,299
Pacific Sunwear of California, Inc.*	810	1,288
Tween Brands, Inc.*	297	1,283
drugstore.com, Inc.*	1,030	1,277
Journal Communications, Inc. — Class A	520	1,274
Sonic Automotive, Inc.	320	1,274
Lumber Liquidators, Inc.*	120	1,267

		MARKET
	SHARES	VALUE

CROCS, Inc.*	1,020	$1,265
Retail Ventures, Inc.*	360	1,249
1-800-FLOWERS.com, Inc.*	316	1,207
Krispy Kreme Doughnuts, Inc.*	688	1,156
Global Sources Ltd.*	210	1,145
Luby’s, Inc.*	270	1,131
Furniture Brands International, Inc.	510	1,127
Lear Corp.*	790	1,114
Entravision Communications Corp. — Class A*	690	1,076
Audiovox Corp. — Class A*	210	1,052
Shoe Carnival, Inc.*	110	1,051
Smith & Wesson Holding Corp.*	458	1,040
G-III Apparel Group Ltd.*	157	1,003
Ruby Tuesday, Inc.*	640	998
Gaiam, Inc.*	216	998
Conn’s, Inc.*	116	984
Hovnanian Enterprises, Inc. — Class A*	570	980
Build-A-Bear Workshop, Inc.*	198	962
Perry Ellis International, Inc.*	150	951
Learning Tree International, Inc.*	110	937
Dana Holding Corp.*	1,220	903
Amerigon, Inc.*	270	880
Global Traffic Network, Inc.*	150	876
Quantum Fuel Systems Technologies Worldwide, Inc.*	1,010	859
Rex Stores Corp.*	105	847
Hooker Furniture Corp.	110	843
American Apparel, Inc.*	418	832
Stoneridge, Inc.*	180	821
Martha Stewart Omnimedia, Inc.*	310	806
Cumulus Media, Inc. — Class A*	320	797
Princeton Review, Inc.*	160	789
Valassis Communications, Inc.*	590	779
Kenneth Cole Productions, Inc. — Class A	110	779
Beazer Homes USA, Inc.*	480	758
Fuqi International, Inc.*	116	726
Talbots, Inc.	300	717
Syms Corp.*	80	710
Wonder Auto Technology, Inc.*	180	706
Town Sports International Holdings, Inc.*	218	695
Value Line, Inc.	20	690
New York & Company, Inc.*	290	673
Primedia, Inc.	310	673
MarineMax, Inc.*	197	668
Lincoln Educational Services Corp.*	50	663
Marine Products Corp.	116	652
Nautilus, Inc.*	280	619
Russ Berrie & Company, Inc.*	207	615
Tuesday Morning Corp.*	370	603
Isle of Capri Casinos, Inc.*	187	598
Palm Harbor Homes, Inc.*	120	598

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Visteon Corp.*	1,610	$564
Playboy Enterprises, Inc. — Class B*	260	562
McClatchy Company — Class A	700	560
Hayes Lemmerz International, Inc.*	1,240	558
AH Belo Corp. — Class A	250	545
Dover Downs Gaming & Entertainment, Inc.	170	541
Champion Enterprises, Inc.*	960	538
Brookfield Homes Corp.	120	518
Bluegreen Corp.*	165	516
Great Wolf Resorts, Inc.*	330	508
Media General, Inc.	280	490
O’Charleys, Inc.	220	440
Lodgian, Inc.*	199	424
Charter Communications, Inc. — Class A*	5,020	411
Pier 1 Imports, Inc.*	1,090	403
Entercom Communications Corp.	320	394
Crown Media Holdings, Inc. — Class A*	130	371
Riviera Holdings Corp.*	120	360
Lin TV Corp. — Class A*	330	360
Citadel Broadcasting Corp.*	2,230	357
Stein Mart, Inc.*	310	350
Ruth’s Chris Steak House*	246	339
Bidz.com, Inc.*	70	322
Rick’s Cabaret International, Inc.*	80	319
RH Donnelley Corp.*	850	315
Borders Group, Inc.*	740	296
Einstein Noah Restaurant Group, Inc.*	50	288
Cache, Inc.*	140	283
Six Flags, Inc.*	890	276
Dover Motorsports, Inc.	190	247
Casual Male Retail Group, Inc.*	460	239
Lee Enterprises, Inc.	550	226
Libbey, Inc.	180	225
Gray Television, Inc.	530	212
Fleetwood Enterprises, Inc.*	940	94
Aristotle Corp.*	10	36

Total Consumer Discretionary		1,005,512

UTILITIES 2.9%
Piedmont Natural Gas Co.	900	28,503
ITC Holdings Corp.	610	26,645
Westar Energy, Inc.	1,290	26,458
New Jersey Resources Corp.	517	20,344
WGL Holdings, Inc.	610	19,941
Nicor, Inc.	559	19,420
Cleco Corp.	740	16,894
IDACORP, Inc.	560	16,492
Portland General Electric Co.	770	14,992
South Jersey Industries, Inc.	367	14,625

		MARKET
	SHARES	VALUE

Northwest Natural Gas Co.	320	$14,154
Southwest Gas Corp.	530	13,367
Black Hills Corp.	470	12,671
Laclede Group, Inc.	270	12,647
Avista Corp.	650	12,597
Unisource Energy Corp.	420	12,331
California Water Service Group	240	11,143
PNM Resources, Inc.	1,059	10,675
NorthWestern Corp.	440	10,327
Allete, Inc.	320	10,326
El Paso Electric Co.*	547	9,895
CH Energy Group, Inc.	187	9,610
UIL Holding Corp.	310	9,309
Mge Energy, Inc.	270	8,910
Empire District Electric Co.	406	7,146
Ormat Technologies, Inc.	217	6,916
American States Water Co.	206	6,794
SJW Corp.	160	4,790
Central Vermont Public Service Corp.	140	3,340
Middlesex Water Co.	157	2,705
Chesapeake Utilities Corp.	79	2,487
Connecticut Water Service, Inc.	96	2,266
Consolidated Water Company, Inc.	180	2,250
Cadiz, Inc.*	150	1,876
Southwest Water Co.	300	966
US Geothermal, Inc.*	760	631
Synthesis Energy Systems, Inc.*	310	211

Total Utilities		404,654

ENERGY 2.9%
Comstock Resources, Inc.*	560	26,465
EXCO Resources, Inc.*	1,840	16,670
Concho Resources, Inc.*	680	15,518
Nordic American Tanker Shipping	420	14,175
Penn Virginia Corp.	510	13,250
Arena Resources, Inc.*	468	13,146
World Fuel Services Corp.	350	12,950
Bill Barrett Corp.*	450	9,508
Contango Oil & Gas Co.*	160	9,008
CARBO Ceramics, Inc.	250	8,882
Goodrich Petroleum Corp.*	280	8,386
Bristow Group, Inc.*	300	8,037
Dril-Quip, Inc.*	380	7,794
Gran Tierra Energy, Inc.*	2,720	7,616
McMoRan Exploration Co.*	740	7,252
GulfMark Offshore, Inc.*	280	6,661
Basic Energy Services, Inc.*	510	6,650
Precision Drilling Trust	783	6,572
Swift Energy Co.*	377	6,337
Atlas America, Inc.	420	6,237
Lufkin Industries, Inc.	180	6,210
USEC, Inc.*	1,370	6,151

90 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Ship Finance International Ltd.	520	$5,746
Carrizo Oil & Gas, Inc.*	340	5,474
Vaalco Energy, Inc.*	730	5,431
GMX Resources, Inc.*	208	5,267
James River Coal Co.*	340	5,212
Complete Production Services, Inc.*	590	4,808
BPZ Resources, Inc.*	739	4,730
Hornbeck Offshore Services, Inc.*	280	4,575
Rosetta Resources, Inc.*	627	4,439
Petroleum Development Corp.*	180	4,333
Stone Energy Corp.*	390	4,298
Newpark Resources, Inc.*	1,100	4,070
Willbros Group, Inc.*	480	4,066
Parker Drilling Co.*	1,390	4,031
Berry Petroleum Co. — Class A	520	3,931
NATCO Group, Inc.*	250	3,795
ION Geophysical Corp.*	1,100	3,773
Delta Petroleum Corp.*	760	3,618
International Coal Group, Inc.*	1,560	3,588
Petroquest Energy, Inc.*	530	3,583
Cal Dive International, Inc.*	540	3,515
RPC, Inc.	360	3,514
Pioneer Drilling Co.*	610	3,398
Clayton Williams Energy, Inc.*	70	3,181
Knightsbridge Tankers Ltd.	210	3,076
Golar LNG Ltd.	430	2,907
Western Refining, Inc.	370	2,871
Matrix Service Co.*	320	2,454
PHI, Inc.*	170	2,382
Gulf Island Fabrication, Inc.	150	2,161
Bronco Drilling Company, Inc.*	320	2,067
ATP Oil & Gas Corp.*	340	1,989
Superior Well Services, Inc.*	198	1,980
Crosstex Energy, Inc.	490	1,911
Allis-Chalmers Energy, Inc.*	339	1,864
Brigham Exploration Co.*	573	1,834
Clean Energy Fuels Corp.*	300	1,812
Dawson Geophysical Co.*	100	1,781
Harvest Natural Resources, Inc.*	400	1,720
Cheniere Energy, Inc.*	600	1,710
Oilsands Quest, Inc.*	2,280	1,664
Panhandle Oil and Gas, Inc. — Class A	90	1,620
Natural Gas Services Group, Inc.*	150	1,519
Warren Resources, Inc.*	720	1,433
T-3 Energy Services, Inc. — Class A*	150	1,416
FX Energy, Inc.*	500	1,395
Rentech, Inc.*	2,040	1,387
Westmoreland Coal Co.*	120	1,332
APCO Argentina, Inc.	50	1,331
Gulfport Energy Corp.*	317	1,252
Alon USA Energy, Inc.	130	1,189

		MARKET
	SHARES	VALUE

Energy XXI Bermuda Ltd.	1,470	$1,161
Toreador Resources Corp.*	210	1,153
CVR Energy, Inc.*	280	1,120
ENGlobal Corp.*	327	1,063
Parallel Petroleum Corp.*	510	1,025
OYO Geospace Corp.*	55	961
Union Drilling, Inc.*	170	882
Delek US Holdings, Inc.	157	831
Approach Resources, Inc.*	110	804
Bolt Technology Corp.*	110	766
GeoGlobal Resources, Inc.*	470	752
Double Eagle Petroleum Co.*	100	702
Trico Marine Services, Inc.*	157	702
Endeavour International Corp.*	1,400	700
BMB Munai, Inc.*	490	681
Northern Oil And Gas, Inc.*	260	676
Callon Petroleum Co.*	258	671
Sulphco, Inc.*	710	667
Venoco, Inc.*	246	667
TXCO Resources, Inc.*	430	641
Rex Energy Corp.*	207	609
Houston American Energy Corp.	180	608
Georesources, Inc.*	70	608
Meridian Resource Corp.*	950	541
Energy Partners Ltd.*	390	527
PrimeEnergy Corp.*	10	520
Tri-Valley Corp.*	280	504
RAM Energy Resources, Inc.*	570	502
Uranium Resources, Inc.*	610	470
Mitcham Industries, Inc.*	116	461
Gasco Energy, Inc.*	1,150	449
Evergreen Energy Inc.*	1,519	441
National Coal Corp.*	340	432
GeoMet, Inc.*	230	396
Abraxas Petroleum Corp.*	517	372
American Oil & Gas, Inc.*	450	360
GreenHunter Energy, Inc.*	60	295
Cano Petroleum, Inc.*	580	255
Pacific Ethanol, Inc.*	540	238
Aventine Renewable Energy Holdings, Inc.*	360	234
Quest Resource Corp.*	340	150
Geokinetics, Inc.*	60	148

Total Energy		401,653

CONSUMER STAPLES 2.5%
Ralcorp Holdings, Inc.*	690	40,296
Flowers Foods, Inc.	949	23,118
Chattem, Inc.*	208	14,878
Ruddick Corp.	520	14,378
Casey’s General Stores, Inc.	620	14,117
Fresh Del Monte Produce, Inc.*	517	11,591
Winn-Dixie Stores, Inc.*	660	10,626
TreeHouse Foods, Inc.*	380	10,351

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

Hain Celestial Group, Inc.*	500	$9,545
United Natural Foods, Inc.*	530	9,445
Universal Corp.	310	9,260
Lancaster Colony Corp.	250	8,575
Sanderson Farms, Inc.	246	8,502
Green Mountain Coffee Roasters, Inc.*	208	8,050
Chiquita Brands International, Inc.*	530	7,833
Lance, Inc.	330	7,570
Tootsie Roll Industries, Inc.	290	7,427
Nash Finch Co.	157	7,048
Nu Skin Enterprises, Inc.	610	6,362
Spartan Stores, Inc.	270	6,277
J&J Snack Foods Corp.	170	6,100
Pantry, Inc.*	270	5,791
WD-40 Co.	200	5,658
Vector Group Ltd.	410	5,584
Darling International, Inc.*	1,000	5,490
Smart Balance, Inc.*	770	5,236
American Oriental Bioengineering, Inc.*	757	5,140
Weis Markets, Inc.	140	4,708
Central Garden and Pet Co. — Class A*	790	4,661
Cal-Maine Foods, Inc.	159	4,563
Prestige Brands Holdings, Inc. — Class A*	407	4,294
Diamond Foods, Inc.	199	4,010
Elizabeth Arden, Inc.*	300	3,783
Pricesmart, Inc.	180	3,719
Andersons, Inc.	220	3,626
Alliance One International, Inc.*	1,090	3,205
Star Scientific, Inc.*	810	3,102
Zhongpin, Inc.*	230	2,760
USANA Health Sciences, Inc.*	80	2,739
Boston Beer Company, Inc. — Class A*	96	2,726
Great Atlantic & Pacific Tea Company, Inc*	430	2,696
Ingles Markets, Inc. — Class A	150	2,639
Coca-Cola Bottling Company
Consolidated	55	2,528
Village Super Market	40	2,296
Imperial Sugar Company, Inc.	150	2,151
Farmer Brothers Co.	80	1,995
Alico, Inc.	40	1,640
China Sky One Medical, Inc.*	99	1,583
Calavo Growers, Inc.	130	1,495
Griffin Land & Nurseries, Inc.	40	1,474
Synutra International, Inc.*	130	1,433
American Dairy, Inc.*	90	1,354
Susser Holdings Corp.*	100	1,329
B&G Foods, Inc.	246	1,328
Inter Parfums, Inc.	170	1,306

		MARKET
	SHARES	VALUE

Arden Group, Inc.	10	$1,260
National Beverage Corp.*	130	1,170
Omega Protein Corp.*	230	922
Schiff Nutrition International, Inc.*	110	657
HQ Sustainable Maritime Industries, Inc.*	80	626
Lifeway Foods, Inc.*	60	539
Mannatech, Inc.	190	466
AgFeed Industries, Inc.*	240	386
Reddy Ice Holdings, Inc.	217	312

Total Consumer Staples		355,729

MATERIALS 2.4%
Compass Minerals International, Inc.	400	23,464
Royal Gold, Inc.	360	17,716
Olin Corp.	920	16,634
Rock-Tenn Co. — Class A	467	15,962
Silgan Holdings, Inc.	310	14,821
Sensient Technologies Corp.	590	14,089
Calgon Carbon Corp.*	660	10,138
Texas Industries, Inc.	290	10,005
H.B. Fuller Co.	600	9,666
Minerals Technologies, Inc.	230	9,407
Worthington Industries, Inc.	790	8,706
Arch Chemicals, Inc.	307	8,003
OM Group, Inc.*	377	7,958
Amcol International Corp.	320	6,704
Wausau Paper Corp.	540	6,178
Coeur d’Alene Mines Corp.*	6,770	5,958
Deltic Timber Corp.	130	5,948
NewMarket Corp.	170	5,935
Hecla Mining Co.*	2,080	5,824
Koppers Holdings, Inc.	260	5,621
A. Schulman, Inc.	327	5,559
Rockwood Holdings, Inc.*	510	5,508
Balchem Corp.	220	5,480
W.R. Grace & Co.*	890	5,313
Solutia, Inc.*	1,160	5,220
Glatfelter	560	5,208
Zep, Inc.	258	4,982
Kaiser Aluminum Corp.	187	4,211
RTI International Metals, Inc.*	280	4,007
Westlake Chemical Corp.	240	3,910
Ferro Corp.	540	3,807
Schweitzer-Mauduit International, Inc.	190	3,804
Stepan Co.	80	3,759
Haynes International, Inc.*	150	3,693
PolyOne Corp.*	1,150	3,623
Headwaters, Inc.*	517	3,490
Brush Engineered Materials, Inc.*	250	3,180
Zoltek Companies, Inc.*	340	3,057
Myers Industries, Inc.	350	2,800
Allied Nevada Gold Corp.*	550	2,783

92 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		MARKET
	SHARES	VALUE

American Vanguard Corp.	229	$2,679
Innophos Holdings, Inc.	130	2,575
Stillwater Mining Co.*	490	2,421
Spartech Corp.	378	2,366
Olympic Steel, Inc.	106	2,159
A.M. Castle & Co.	198	2,144
Quaker Chemical Corp.	130	2,139
Graphic Packaging Holding Co.*	1,780	2,029
Horsehead Holding Corp.*	430	2,021
Louisiana-Pacific Corp.	1,270	1,981
Landec Corp.*	290	1,908
Buckeye Technologies, Inc.*	480	1,747
LSB Industries, Inc.*	207	1,722
Innospec, Inc.	287	1,690
GenTek, Inc.*	110	1,656
Neenah Paper, Inc.	180	1,591
U S Concrete, Inc.*	450	1,512
Penford Corp.	140	1,417
AEP Industries, Inc.*	75	1,319
ShengdaTech, Inc.*	370	1,302
Universal Stainless & Alloy*	80	1,159
Clearwater Paper Corp.*	137	1,149
NL Industries, Inc.	80	1,072
ICO, Inc.*	337	1,065
General Moly, Inc.*	770	909
Mercer International, Inc.*	370	710
Bway Holding Co.*	89	708
Flotek Industries, Inc.*	280	706
Apex Silver Mines Ltd.*	720	706
KapStone Paper and Packaging Corp.*	217	516
General Steel Holdings, Inc.*	130	512
United States Lime & Minerals, Inc.*	20	479
AbitibiBowater, Inc.*	649	305
China Precision Steel, Inc.*	208	260
Sutor Technology Group Ltd.*	90	208
Boise, Inc.*	440	189
Verso Paper Corp.	167	172

Total Materials		341,334

TELECOMMUNICATION SERVICES 0.8%
tw telecom Inc.*	1,810	15,331
NTELOS Holdings Corp.	370	9,124
Shenandoah
Telecommunications Co.	290	8,135
Syniverse Holdings, Inc.*	630	7,522
Centennial
Communications Corp.*	830	6,690
Premiere Global Services, Inc.*	760	6,544
Iowa Telecommunications
Services, Inc.	390	5,569
Cincinnati Bell, Inc.*	2,830	5,462
Alaska Communications
Systems Group, Inc.	530	4,971

		MARKET
	SHARES	VALUE

Cbeyond, Inc.*	290	$4,634
General Communication, Inc. — Class A*	560	4,530
Cogent Communications Group, Inc.*	549	3,585
Fairpoint Communications, Inc.	1,090	3,575
USA Mobility, Inc.*	290	3,355
Consolidated Communications Holdings, Inc.	280	3,326
Atlantic Tele-Network, Inc.	120	3,186
Global Crossing*	316	2,509
PAETEC Holding Corp.*	1,520	2,189
iPCS, Inc. — Class A*	210	1,441
ICO Global Communications Holdings Ltd.*	1,270	1,435
Ibasis, Inc.*	370	522
Hungarian Telephone & Cable Corp.*	60	516
Vonage Holdings Corp.*	630	416
Virgin Mobile USA, Inc. — Class A*	450	378
TerreStar Corp.*	710	284
IDT Corp. — Class B*	660	264
FiberTower Corp.*	1,480	237
Globalstar, Inc.*	547	109

Total Telecommunication Services		105,839

Total Common Stocks (Cost $9,427,482)		9,181,157

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 25.0%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$895,442	895,442
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	895,442	895,442
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	895,442	895,442
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	808,204	808,204

Total Repurchase Agreements (Cost $3,494,530)		3,494,530

Total Investments 90.7% (Cost $12,922,012)		$12,675,687

Other Assets in Excess of Liabilities – 9.3%		$1,302,640

Net Assets – 100.0%		$13,978,327

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     RUSSELL 2000® 1.5x STRATEGY FUND

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS PURCHASED
March 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $6,754,100)	137	$292,469

	UNITS
EQUITY INDEX SWAP AGREEMENTS
Goldman Sachs International January 2009 Russell 2000 Index Swap, Terminating 01/08/09** (Notional Market Value $2,858,200)	5,723	$234,201

Credit Suisse Capital, LLC March 2009 Russell 2000 Index Swap, Terminating 03/26/09** (Notional Market Value $2,313,459)	4,632	109,679

(Total Notional Market Value $5,171,659)		$343,880

*	Non-Income Producing Security.

**	Total Return based on Russell 2000 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.
94 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     INVERSE RUSSELL 2000® STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 19.3%
Fannie Mae†† 0.04% due 01/05/09	$500,000	$499,999
Farmer Mac* 0.07% due 01/07/09	500,000	499,995
Freddie Mac†† 0.05% due 01/29/09	500,000	499,981

Total Federal Agency Discount Notes
(Cost $1,499,975)		1,499,975

REPURCHASE AGREEMENTS† 53.4%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	1,064,461	1,064,461
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,064,461	1,064,461
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	1,064,461	1,064,461
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	960,754	960,754

Total Repurchase Agreements (Cost $4,154,137)		4,154,137

Total Long Securities 72.7% (Cost $5,654,112)		$5,654,112

Other Assets in Excess of Liabilities – 27.3%		$2,123,732

Net Assets – 100.0%		$7,777,844

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS SOLD SHORT
March 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $2,958,000)	60	$(102,397)

		UNREALIZED
	UNITS	LOSS

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT
Credit Suisse Capital, LLC March 2009 Russell 2000 Index Swap, Terminating 03/26/09** (Notional Market Value $2,596,107)	5,198	$(51,248)
Goldman Sachs International January 2009 Russell 2000 Index Swap, Terminating 01/08/09** (Notional Market Value $2,102,528)	4,210	(113,872)

(Total Notional Market Value $4,698,635)		$(165,120)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	Total Return based on Russell 2000 Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.

††	On September 7, 2008 the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS
December 31, 2008
     GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 28.4%
Federal Farm Credit Bank* 0.03% due 01/07/09	$5,000,000	$4,999,979
Farmer Mac* 0.07% due 01/07/09	5,000,000	4,999,951
Freddie Mac†† 0.05% due 01/29/09	5,000,000	4,999,812
Federal Home Loan Bank* 0.20% due 01/06/09	2,000,000	1,999,956
Fannie Mae†† 0.04% due 01/05/09	1,060,000	1,059,996

Total Federal Agency Discount Notes
(Cost $18,059,694)		18,059,694

U.S. TREASURY OBLIGATIONS 46.6%
U.S. Treasury Bond 4.50% due 05/15/38	21,520,000	29,650,525

Total U.S. Treasury Obligations
(Cost $21,712,900)		29,650,525

REPURCHASE AGREEMENTS† 32.4%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	5,271,514	5,271,514
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	5,271,514	5,271,514
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	5,271,514	5,271,514
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	4,757,932	4,757,932

Total Repurchase Agreements
(Cost $20,572,474)		20,572,474

Total Investments 107.4%
(Cost $60,345,068)		$68,282,693

Liabilities in Excess of Other Assets – (7.4)%		$(4,688,484)

Net Assets – 100.0%		$63,594,209

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED
March 2009 U.S. Treasury Bond Futures Contracts (Aggregate Market Value of Contracts $89,858,344)	651	$3,790,546

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

†	Repurchase Agreements — See Note 5.

††	On September 7, 2008 the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
96 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 32.9%
Federal Home Loan Bank* 0.20% due 01/06/09	$2,000,000	$1,999,956
Fannie Mae** 0.04% due 01/05/09	500,000	499,998
Farmer Mac* 0.07% due 01/07/09	500,000	499,995
Freddie Mac** 0.05% due 01/29/09	500,000	499,981

Total Federal Agency Discount Notes
(Cost $3,499,930)		3,499,930

	CONTRACTS
OPTIONS PURCHASED 0.0%
Call Options On:
March 2009 U.S. Treasury Bond Index Futures Contracts Expiring February 2009 with strike price of 200†	66	—

Total Options Purchased
(Cost $1,163)		—

	FACE
	AMOUNT
REPURCHASE AGREEMENTS†† 65.8%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$1,790,432	1,790,432
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,790,432	1,790,432
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	1,790,432	1,790,432
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,615,997	1,615,997

Total Repurchase Agreements
(Cost $6,987,293)		6,987,293

Total Investments 98.7%
(Cost $10,488,386)		$10,487,223

Other Assets in Excess of Liabilities – 1.3%		$137,672

Net Assets – 100.0%		$10,624,895

		UNREALIZED
	CONTRACTS	GAIN

FUTURES CONTRACTS SOLD SHORT
March 2009 U.S. Treasury Bond Futures Contracts (Aggregate Market Value of Contracts $18,496,188)	134	$173,590

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008 the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Security is fair valued.

††	Repurchase Agreements — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS
December 31, 2008
     EUROPE 1.25x STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 85.0%

FINANCIALS 18.3%
HSBC Holdings PLC — SP ADR	7,100	$345,557
Banco Santander Central Hispano SA — SP ADR	28,900	274,261
Banco Bilbao Vizcaya Argentaria SA — SP ADR	21,140	264,039
Allianz SE — SP ADR	21,530	233,170
AXA — SP ADR	10,200	229,194
UBS AG — SP ADR*	15,370	219,791
Credit Suisse Group AG — SP ADR	6,530	184,538
Deutsche Bank AG— SP ADR	3,780	153,808
Barclays PLC — SP ADR	11,170	109,466
ING Groep NV — SP ADR	9,820	109,002
Lloyds TSB Group PLC — SP ADR	11,460	88,242
Willis Group Holdings Ltd.	2,460	61,205
Allied Irish Banks PLC — SP ADR	5,290	24,810

Total Financials		2,297,083

HEALTH CARE 18.1%
Novartis AG — SP ADR	13,820	687,684
GlaxoSmithKline PLC — SP ADR	15,500	577,685
Sanofi-Aventis — SP ADR	13,870	446,059
AstraZeneca PLC — SP ADR	7,530	308,956
Novo Nordisk A/S — SP ADR	2,490	127,961
Teva Pharmaceutical Industries Ltd. — SP ADR	1,830	77,903
Alcon, Inc. — SP ADR	510	45,487

Total Health Care		2,271,735

TELECOMMUNICATION SERVICES 15.4%
Telefonica SA — SP ADR	7,870	530,359
Vodafone Group PLC — SP ADR	23,390	478,092
France Telecom SA — SP ADR	15,990	448,839
Deutsche Telekom AG — SP ADR	18,380	281,214
BT Group PLC — SP ADR	9,250	184,815

Total Telecommunication Services		1,923,319

ENERGY 14.3%
BP PLC — SP ADR	12,370	578,174
Total SA — SP ADR	9,340	516,502

		MARKET
	SHARES	VALUE

Royal Dutch Shell PLC — SP ADR	7,530	$398,638
Eni SpA — SP ADR	5,590	267,314
Compagnie Generale de Geophysique SA, Inc. — SP ADR*	1,740	26,082

Total Energy		1,786,710

CONSUMER STAPLES 5.4%
Unilever NV	12,030	295,337
Diageo PLC — SP ADR	4,700	266,678
British American Tobacco PLC — SP ADR	2,160	114,350

Total Consumer Staples		676,365

INFORMATION TECHNOLOGY 4.0%
Nokia Oyj — SP ADR	15,490	241,644
SAP AG — SP ADR	4,700	170,234
Telefonaktiebolaget LM Ericsson — SP ADR	11,530	90,049

Total Information Technology		501,927

MATERIALS 3.9%
BHP Billiton Ltd. — SP ADR	3,790	162,591
Anglo American PLC — SP ADR	10,080	117,130
Rio Tinto PLC — SP ADR	960	85,354
ArcelorMittal	2,960	72,786
Syngenta AG — SP ADR	1,380	54,013

Total Materials		491,874

INDUSTRIALS 3.4%
Siemens AG — SP ADR	3,430	259,823
Koninklijke Philips Electronics NV— SP ADR	4,460	88,620
Ryanair Holdings PLC — SP ADR*	2,740	79,679

Total Industrials		428,122

CONSUMER DISCRETIONARY 1.8%
Daimler AG— SP ADR	4,470	171,112
Carnival PLC — SP ADR	2,410	54,586

Total Consumer Discretionary		225,698

UTILITIES 0.4%
Veolia Environnement — SP ADR	1,620	51,370

Total Utilities		51,370

Total Common Stocks
(Cost $9,934,771)		10,654,203

98 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     EUROPE 1.25x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 11.5%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$370,575	$370,575
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	370,575	370,575
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	370,575	370,575
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	334,473	334,473

Total Repurchase Agreements
(Cost $1,446,198)		1,446,198

Total Investments 96.5%
(Cost $11,380,969)		$12,100,401

Other Assets in Excess of Liabilities – 3.5%		$435,077

Net Assets – 100.0%		$12,535,478

		Unrealized
	Contracts	Gain

CURRENCY FUTURES
CONTRACTS PURCHASED
March 2009 EURO Currency Futures Contracts (Aggregate Market Value of Contracts $5,226,000)	30	$290,962

FUTURES CONTRACTS PURCHASED
March 2009 Dow Jones STOXX 50 Futures Contracts (Aggregate Market Value of Contracts $5,219,475)	177	$197,709

               Country Diversification
The pie chart above reflects percentages of
the market value of Common Stocks.

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 5.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS
December 31, 2008
     JAPAN 1.25X STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 78.5%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$2,634,229	$2,634,229
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	2,634,229	2,634,229
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	2,634,229	2,634,229
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	2,377,585	2,377,585

Total Repurchase Agreements
(Cost $10,280,272)		$10,280,272

Total Investments 78.5%
(Cost $10,280,272)		$10,280,272

Other Assets in Excess of Liabilities – 21.5%		$2,823,624

Net Assets – 100.0%		$13,103,896

		UNREALIZED
	CONTRACTS	GAIN

CURRENCY FUTURES
CONTRACTS PURCHASED
March 2009 Japanese Yen Currency
Futures Contracts
(Aggregate Market Value of
Contracts $16,285,475)	118	$58,612

FUTURES CONTRACTS PURCHASED
March 2009 Nikkei 225
Stock Average Index
Futures Contracts
(Aggregate Market Value of
Contracts $16,321,125)	355	$920,665

†	Repurchase Agreements — See Note 5.
100 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     DOW 2X STRATEGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 59.0%
INDUSTRIALS 11.5%
3M Co.	19,450	$1,119,152
United Technologies Corp.	19,452	1,042,627
Caterpillar, Inc.	19,450	868,831
Boeing Co.	19,450	829,932
General Electric Co.	19,450	315,090

Total Industrials		4,175,632

CONSUMER STAPLES 10.2%
Procter & Gamble Co.	19,448	1,202,275
Wal-Mart Stores, Inc.	19,450	1,090,367
Coca-Cola Co.	19,450	880,501
Kraft Foods, Inc.	19,450	522,233

Total Consumer Staples		3,695,376

INFORMATION TECHNOLOGY 8.3%
International Business Machines Corp.	19,450	1,636,912
Hewlett-Packard Co.	19,450	705,841
Microsoft Corp.	19,450	378,108
Intel Corp.	19,450	285,137

Total Information Technology		3,005,998

ENERGY 8.2%
Exxon Mobil Corp.	19,450	1,552,693
Chevron Corp.	19,450	1,438,717

Total Energy		2,991,410

CONSUMER DISCRETIONARY 5.9%
McDonald’s Corp.	19,450	1,209,595
Home Depot, Inc.	19,450	447,739
Walt Disney Co.	19,450	441,321
General Motors Corp.	19,450	62,240

Total Consumer Discretionary		2,160,895

HEALTH CARE 5.8%
Johnson & Johnson, Inc.	19,450	1,163,693
Merck & Company, Inc.	19,450	591,280
Pfizer, Inc.	19,450	344,460

Total Health Care		2,099,433

FINANCIALS 3.8%
JPMorgan Chase & Co.	19,449	613,227
American Express Co.	19,450	360,797
Bank of America Corp.	19,450	273,856
Citigroup, Inc.	19,453	130,530

Total Financials		1,378,410

TELECOMMUNICATION SERVICES 3.3%
Verizon Communications, Inc.	19,446	659,219
AT&T, Inc.	19,450	554,325

Total Telecommunication Services		1,213,544

		MARKET
	SHARES	VALUE

MATERIALS 2.0%
E.I. du Pont de Nemours and Co.	19,450	$492,085
Alcoa, Inc.	19,450	219,007

Total Materials		711,092

Total Common Stocks
(Cost $22,918,743)		21,431,790

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 14.5%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$1,352,665	1,352,665
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	1,352,665	1,352,665
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,352,665	1,352,665
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,220,880	1,220,880

Total Repurchase Agreements
(Cost $5,278,875)		5,278,875

Total Investments 73.5%
(Cost $28,197,618)		$26,710,665

Other Assets in Excess of Liabilities – 26.5%		$9,637,199

Net Assets – 100.0%		$36,347,864

		Unrealized
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
March 2009 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Market Value of Contracts $50,590,350)	1,159	$777,950

	UNITS
EQUITY INDEX SWAP AGREEMENT
Goldman Sachs International January 2009 Dow Jones Industrial Average Index Swap, Terminating 01/08/09* (Notional Market Value $1,009,269)	115	$(17,276)

*	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS
December 31, 2008
     INVERSE DOW 2X STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 25.6%
Federal Home Loan Bank* 0.20% due 01/06/09	$2,000,000	$1,999,956
Farmer Mac* 0.07% due 01/07/09	500,000	499,995
Freddie Mac†† 0.05% due 01/29/09	500,000	499,981

Total Federal Agency Discount Notes
(Cost $2,999,932)		2,999,932

REPURCHASE AGREEMENTS† 49.1%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	1,471,701	1,471,701
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,471,701	1,471,701
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	1,471,701	1,471,701
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,328,319	1,328,319

Total Repurchase Agreements
(Cost $5,743,422)		5,743,422

Total Investments 74.7%
(Cost $8,743,354)		$8,743,354

Other Assets in Excess of Liabilities – 25.3%		$2,960,049

Net Assets – 100.0%		$11,703,403

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS SOLD SHORT
March 2009 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Market Value of Contracts $21,912,300)	502	$(276,182)

	UNITS
EQUITY INDEX SWAP AGREEMENT
SOLD SHORT
Goldman Sachs International January 2009 Dow Jones Industrial Average Index Swap, Terminating 01/08/09** (Notional Market Value $1,009,269)	115	$17,210

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 5.

††	On September 7, 2008 the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
102 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     SMALL-CAP VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 100.3%
CONSUMER DISCRETIONARY 40.0%
Brunswick Corp.	49,265	$207,406
Standard Motor Products, Inc.	59,086	204,438
OfficeMax Inc.	25,646	195,935
Sonic Automotive, Inc.	47,621	189,532
Lithia Motors, Inc. — Class A	56,361	183,737
AH Belo Corp. — Class A	80,817	176,181
Oxford Industries, Inc.	19,228	168,630
Champion Enterprises, Inc.*	284,782	159,478
EW Scripps Co. — Class A	71,176	157,299
O’Charleys, Inc.	75,144	150,288
Ruby Tuesday, Inc.*	95,180	148,481
Group 1 Automotive, Inc.	12,823	138,104
Liz Claiborne, Inc.	48,910	127,166
Stein Mart, Inc.*	105,724	119,468
Bassett Furniture Industries, Inc.	34,514	115,622
Big 5 Sporting Goods Corp.	21,964	114,432
MarineMax, Inc.*	33,532	113,673
PEP Boys-Manny Moe & Jack	25,762	106,397
Christopher & Banks Corp.	18,870	105,672
Brown Shoe Company, Inc.	11,805	99,988
Tuesday Morning Corp.*	60,628	98,824
Stage Stores, Inc.	10,520	86,790
Quiksilver, Inc.*	46,020	84,677
Live Nation, Inc.*	14,742	84,619
Perry Ellis International, Inc.*	12,926	81,951
Standard-Pacific Corp.*	43,787	77,941
Spartan Motors, Inc.	14,710	69,578
Ethan Allen Interiors, Inc.	4,747	68,214
Zale Corp.*	16,985	56,560
La-Z-Boy, Inc.	26,002	56,424
Russ Berrie & Company, Inc.*	18,870	56,044
Arctic Cat, Inc.	11,633	55,722
DineEquity, Inc.	4,470	51,673
Tween Brands, Inc.*	11,640	50,285
Superior Industries International, Inc.	4,715	49,602
Hillenbrand, Inc.	2,320	38,698
National Presto Industries, Inc.	499	38,423
Men’s Wearhouse, Inc.	2,460	33,308

Total Consumer Discretionary		4,121,260

FINANCIALS 32.6%
BankAtlantic Bancorp, Inc. — Class A	36,090	209,322
Guaranty Financial Group, Inc.*	64,681	168,817
Sterling Savings Bank	19,024	167,411
National Financial Partners Corp.	50,396	153,204

		MARKET
	SHARES	VALUE

Stewart Information
Services Corp.	6,307	$148,151
Corus Bankshares, Inc.	132,235	146,781
Flagstar Bancorp, Inc.*	205,484	145,894
Pennsylvania Real Estate Investment Trust	19,233	143,286
Colonial Properties Trust	15,531	129,373
Frontier Financial Corp.	28,865	125,851
Anchor BanCorp
Wisconsin, Inc.	34,561	95,388
Kite Realty Group Trust	17,032	94,698
Cedar Shopping Centers, Inc.	12,700	89,916
DiamondRock Hospitality Co.	17,439	88,416
Parkway Properties, Inc.	4,420	79,560
BioMed Realty Trust, Inc.	6,553	76,801
Lexington Realty Trust	14,905	74,525
Irwin Financial Corp.*	56,269	72,587
Independent Bank Corp.	29,427	63,562
National Retail Properties, Inc.	3,650	62,743
Susquehanna Bancshares, Inc.	3,913	62,256
Post Properties, Inc.	3,690	60,885
Senior Housing Properties Trust	3,390	60,749
South Financial Group, Inc.	13,727	59,301
Extra Space Storage, Inc.	5,170	53,354
Sovran Self Storage, Inc.	1,455	52,380
Whitney Holding Corp.	3,275	52,367
Entertainment Properties Trust	1,753	52,239
Umpqua Holding Corp.	3,389	49,039
LTC Properties, Inc.	2,352	47,699
Kilroy Realty Corp.	1,380	46,175
Inland Real Estate Corp.	3,261	42,328
Home Properties, Inc.	1,038	42,143
Provident Bankshares Corp.	4,336	41,886
First Midwest Bancorp, Inc.	1,975	39,441
Presidential Life Corp.	3,859	38,166
Delphi Financial Group, Inc. — Class A	1,960	36,142
Franklin Street Properties Corp., Inc.	2,430	35,843
Brookline Bancorp, Inc.	3,111	33,132
Eastgroup Properties, Inc.	880	31,310
Mid-America Apartment Communities, Inc.	838	31,140
Urstadt Biddle Properties, Inc.	1,806	28,770
Acadia Realty Trust	1,720	24,544

Total Financials		3,357,575

INFORMATION TECHNOLOGY 12.0%
Insight Enterprises, Inc.*	26,093	180,042
Technitrol, Inc.	47,710	166,031
SYNNEX Corp.*	12,664	143,483

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     SMALL-CAP VALUE FUND

		MARKET
	SHARES	VALUE

Keithley Instruments, Inc.	37,365	$136,382
Gevity HR, Inc.	82,201	124,124
Agilysys, Inc.	18,463	79,206
Gerber Scientific, Inc.*	15,046	76,885
Brightpoint, Inc.*	17,530	76,255
Startek, Inc.*	15,951	70,982
Axcelis Technologies, Inc.*	115,470	58,890
Cypress Semiconductor Corp.*	8,380	37,459
Hutchinson Technology, Inc.*	10,630	36,992
Rudolph Technologies, Inc.*	9,676	34,156
CTS Corp.	3,878	21,368

Total Information Technology		1,242,255

INDUSTRIALS 8.4%
Spherion Corp.*	58,118	128,441
Bowne & Co., Inc.	21,136	124,280
Volt Information Sciences, Inc.*	11,392	82,364
Wabash National Corp.	16,325	73,463
John Bean Technologies Corp.	8,990	73,448
CDI Corp.	5,587	72,296
Standard Register Co.	7,654	68,350
Briggs & Stratton Corp.	3,307	58,170
Apogee Enterprises, Inc.	4,620	47,863
Consolidated Graphics, Inc.*	1,750	39,620
C&D Technologies, Inc.*	11,348	35,519
Barnes Group, Inc.	2,210	32,045
Baldor Electric Co.	1,640	29,274

Total Industrials		865,133

MATERIALS 3.6%
Neenah Paper, Inc.	11,992	106,009
Quaker Chemical Corp.	5,132	84,422
PolyOne Corp.*	16,195	51,014
Myers Industries, Inc.	5,970	47,760
A. Schulman, Inc.	2,783	47,311
Buckeye Technologies, Inc.*	8,830	32,141

Total Materials		368,657

CONSUMER STAPLES 1.6%
Great Atlantic & Pacific Tea Company, Inc*	15,035	94,270
Andersons, Inc.	3,980	65,590

Total Consumer Staples		159,860

UTILITIES 1.3%
Atmos Energy Corp.	1,815	43,015
Central Vermont Public Service Corp.	1,413	33,714
UIL Holding Corp.	1,121	33,664
CH Energy Group, Inc.	525	26,980

Total Utilities		137,373

TELECOMMUNICATION SERVICES 0.8%
Fairpoint Communications, Inc.	25,230	82,754

Total Telecommunication Services		82,754

	FACE	MARKET
	AMOUNT	VALUE

Total Common Stocks
(Cost $10,101,697)		$10,334,867

REPURCHASE AGREEMENT† 2.1%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$220,141	220,141

Total Repurchase Agreement
(Cost $220,141)		220,141

Total Investments 102.4%
(Cost $10,321,838)		$10,555,008

Liabilities in Excess of Other Assets – (2.4)%		$(244,750)

Net Assets – 100.0%		$10,310,258

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 5.
104 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     MID-CAP VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.3%

FINANCIALS 33.0%
Colonial BancGroup, Inc.	96,128	$198,985
Protective Life Corp.	11,296	162,098
SL Green Realty Corp.	4,940	127,946
Webster Financial Corp.	7,773	107,112
Hospitality Properties Trust	6,769	100,655
Unitrin, Inc.	5,858	93,377
Old Republic International Corp.	7,434	88,613
Duke Realty Corp.	7,868	86,233
Mack-Cali Realty Corp.	3,489	85,480
Apollo Investment Corp.	9,100	84,721
Fidelity National Financial, Inc. — Class A	4,722	83,816
Weingarten Realty Investors	3,667	75,870
Alexandria Real Estate Equities, Inc.	1,240	74,822
Macerich Co.	4,090	74,274
Horace Mann Educators Corp.	7,936	72,932
Liberty Property Trust	3,170	72,371
Camden Property Trust	2,093	65,595
Highwoods Properties, Inc.	2,316	63,366
Regency Centers Corp.	1,340	62,578
Nationwide Health Properties, Inc.	2,178	62,552
Health Care REIT, Inc.	1,480	62,456
Equity One, Inc.	3,452	61,100
Cousins Properties, Inc.	4,211	58,322
Omega Healthcare Investors, Inc.	3,490	55,735
New York Community Bancorp, Inc.	4,605	55,076
Realty Income Corp.	2,312	53,523
BRE Properties, Inc. — Class A	1,840	51,483
Washington Federal, Inc.	2,783	41,634
Associated Banc-Corp.	1,969	41,211
PacWest Bancorp	1,505	40,485
First American Corp.	1,329	38,395
UDR, Inc.	2,643	36,447
Wilmington Trust Corp.	1,514	33,671
Astoria Financial Corp.	1,975	32,548

Total Financials		2,505,482

CONSUMER DISCRETIONARY 23.3%
ArvinMeritor, Inc.	73,810	210,358
Modine Manufacturing Co.	34,358	167,323
Furniture Brands International, Inc.	69,891	154,459
Belo Corp. — Class A	89,191	139,138
Williams-Sonoma, Inc.	15,488	121,736
Pacific Sunwear of California, Inc.*	76,278	121,282

		MARKET
	SHARES	VALUE

Foot Locker, Inc.	15,738	$115,517
Barnes & Noble, Inc.	6,841	102,615
Brinker International, Inc.	9,340	98,444
Brink’s Home Security Holdings, Inc.*	4,390	96,229
AnnTaylor Stores Corp.*	14,790	85,338
Blyth, Inc.	10,600	83,104
Boyd Gaming Corp.	14,987	70,888
Regis Corp.	4,486	65,182
Harte-Hanks, Inc.	9,500	59,280
American Greetings Corp. — Class A	5,480	41,484
Bob Evans Farms, Inc.	1,788	36,529

Total Consumer Discretionary		1,768,906

MATERIALS 12.5%
Temple-Inland, Inc.	42,620	204,576
Ashland, Inc.	15,681	164,808
Ferro Corp.	18,145	127,922
Chemtura Corp.	75,840	106,176
Louisiana-Pacific Corp.	55,788	87,029
RPM International, Inc.	4,793	63,699
Packaging Corporation of America	4,670	62,858
Cabot Corp.	3,343	51,148
Cytec Industries, Inc.	2,000	42,440
Worthington Industries, Inc.	3,813	42,019

Total Materials		952,675

INDUSTRIALS 10.5%
Oshkosh Corp.	22,300	198,247
Kelly Services, Inc. — Class A	10,646	138,505
HNI Corp.	5,410	85,694
Timken Co.	4,079	80,071
Deluxe Corp.	4,620	69,115
YRC Worldwide, Inc.*	18,074	51,872
Manpower, Inc.	1,421	48,300
Crane Co.	2,800	48,272
Alexander & Baldwin, Inc.	1,590	39,845
Federal Signal Corp.	4,431	36,379

Total Industrials		796,300

INFORMATION TECHNOLOGY 6.7%
Tech Data Corp.*	5,649	100,778
Ingram Micro, Inc. — Class A*	7,474	100,077
Imation Corp.	4,661	63,250
Intersil Corp. — Class A	6,180	56,794
Vishay Intertechnology, Inc.*	16,556	56,621
Arrow Electronics, Inc.*	2,951	55,597
Avnet, Inc.*	2,380	43,340
RF Micro Devices, Inc.*	43,130	33,641

Total Information Technology		510,098

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     MID-CAP VALUE FUND

		MARKET
	SHARES	VALUE

UTILITIES 5.6%
Great Plains Energy, Inc.	3,998	$77,281
PNM Resources, Inc.	6,771	68,252
Oneok, Inc.	2,146	62,491
Westar Energy, Inc.	2,386	48,937
Black Hills Corp.	1,618	43,621
NV Energy, Inc.	4,152	41,063
AGL Resources, Inc.	1,294	40,567
OGE Energy Corp.	1,533	39,521

Total Utilities		421,733

HEALTH CARE 2.8%
Health Net, Inc.*	7,350	80,042
Kindred Healthcare, Inc.*	5,602	72,938
WellCare Health Plans, Inc.*	4,720	60,699

Total Health Care		213,679

CONSUMER STAPLES 2.4%
Smithfield Foods, Inc.*	9,379	131,963
Universal Corp.	1,681	50,211

Total Consumer Staples		182,174

ENERGY 0.5%
Southern Union Co.	3,072	40,059

Total Energy		40,059

Total Common Stocks
(Cost $8,190,132)		7,391,106

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.9%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$146,417	146,417

Total Repurchase Agreement
(Cost $146,417)		146,417

Total Investments 99.2%
(Cost $8,336,549)		$7,537,523

Other Assets in Excess of Liabilities – 0.8%		$57,514

Net Assets – 100.0%		$7,595,037

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 5.

REIT — Real Estate Investment Trust.
106 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     LARGE-CAP VALUE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.2%

FINANCIALS 37.1%
ProLogis	24,140	$335,309
CIT Group, Inc.	48,173	218,705
Hartford Financial Services Group, Inc.	13,064	214,511
XL Capital Ltd.	55,757	206,301
American Capital Ltd.	59,624	193,182
American International Group, Inc.	121,430	190,645
Genworth Financial, Inc. — Class A	61,694	174,594
Lincoln National Corp.	6,839	128,847
Host Hotels & Resorts, Inc.	16,063	121,597
Morgan Stanley	6,927	111,109
Citigroup, Inc.	15,146	101,630
Bank of America Corp.	6,156	86,677
Comerica, Inc.	4,306	85,474
Fifth Third Bancorp	9,990	82,517
Allstate Corp.	2,469	80,884
SunTrust Banks, Inc.	2,627	77,602
Marshall & Ilsley Corp.	5,548	75,675
Huntington Bancshares, Inc.	9,181	70,326
Legg Mason, Inc.	3,150	69,017
HCP, Inc.	2,185	60,677
Apartment Investment & Management Co. — Class A	5,228	60,383
Prudential Financial, Inc.	1,940	58,704
Regions Financial Corp.	7,280	57,949
KIMCO Realty Corp.	3,130	57,216
Vornado Realty Trust	890	53,712
Boston Properties, Inc.	890	48,950
Principal Financial Group, Inc.	2,160	48,751
Capital One Financial Corp.	1,490	47,516
KeyCorp	5,054	43,060
Simon Property Group, Inc.	810	43,035
Ameriprise Financial, Inc.	1,770	41,347
BB&T Corp.	1,422	39,048
Cincinnati Financial Corp.	1,321	38,402
Equity Residential	1,270	37,871
Assurant, Inc.	1,180	35,400
JPMorgan Chase & Co.	1,084	34,179
U.S. Bancorp	1,240	31,012
Zions Bancorporation	1,145	28,064
AvalonBay Communities, Inc.	460	27,867

Total Financials		3,517,745

CONSUMER DISCRETIONARY 20.7%
Office Depot, Inc.*	64,520	192,270
Gannett Company, Inc.	21,390	171,120
Macy’s, Inc.	15,909	164,658

		MARKET
	SHARES	VALUE

CBS Corp.	19,542	$160,049
Jones Apparel Group, Inc.	27,230	159,568
Wyndham Worldwide Corp.	17,220	112,791
Eastman Kodak Co.	14,308	94,147
Goodyear Tire & Rubber Co.*	14,890	88,893
Ford Motor Co.*	33,554	76,839
Whirlpool Corp.	1,784	73,769
Limited Brands, Inc.	7,060	70,882
Carnival Corp.	2,637	64,132
International Game Technology, Inc.	5,260	62,541
J.C. Penney Company, Inc.	3,068	60,440
AutoNation, Inc.*	5,581	55,140
Leggett & Platt, Inc.	3,506	53,256
Meredith Corp.	2,910	49,819
Newell Rubbermaid, Inc.	4,810	47,042
Johnson Controls, Inc.	2,320	42,131
Starwood Hotels & Resorts Worldwide, Inc.	2,300	41,170
Time Warner, Inc.	3,612	36,337
Mattel, Inc.	1,910	30,560
Fortune Brands, Inc.	730	30,134
Darden Restaurants, Inc.	1,040	29,307

Total Consumer Discretionary		1,966,995

UTILITIES 8.4%
Constellation Energy Group, Inc.	3,960	99,356
NiSource, Inc.	7,592	83,284
Pinnacle West Capital Corp.	2,084	66,959
Pepco Holdings, Inc.	3,460	61,450
Ameren Corp.	1,769	58,837
Integrys Energy Group, Inc.	1,324	56,905
DTE Energy Co.	1,407	50,188
TECO Energy, Inc.	4,005	49,462
CenterPoint Energy, Inc.	3,454	43,589
Progress Energy, Inc.	1,088	43,357
Duke Energy Corp.	2,885	43,304
Consolidated Edison, Inc.	994	38,696
American Electric Power Company, Inc.	1,071	35,643
Xcel Energy, Inc.	1,663	30,849
SCANA Corp.	840	29,904

Total Utilities		791,783

MATERIALS 7.2%
Alcoa, Inc.	9,570	107,758
International Paper Co.	8,642	101,975
MeadWestvaco Corp.	8,835	98,864
AK Steel Holding Corp.	7,480	69,714
United States Steel Corp.	1,720	63,984
Dow Chemical Co.	4,011	60,526
Eastman Chemical Co.	1,570	49,785
Weyerhaeuser Co.	1,563	47,843

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     LARGE-CAP VALUE FUND

		MARKET
	SHARES	VALUE

E.I. du Pont de Nemours and Co.	1,790	$45,287
Air Products & Chemicals, Inc.	740	37,200

Total Materials		682,936

CONSUMER STAPLES 5.9%
SUPERVALU, INC.	15,167	221,438
Tyson Foods, Inc. — Class A	10,370	90,841
Philip Morris International, Inc.	1,400	60,914
Altria Group, Inc.	3,900	58,734
Coca-Cola Enterprises, Inc.	4,140	49,804
Reynolds American, Inc.	1,175	47,365
ConAgra Foods, Inc.	1,850	30,525

Total Consumer Staples		559,621

INDUSTRIALS 5.0%
RR Donnelley & Sons Co.	6,537	88,773
Masco Corp.	6,647	73,981
Textron, Inc.	4,500	62,415
General Electric Co.	3,290	53,298
Ingersoll-Rand Co. — Class A	3,010	52,224
Tyco International Ltd.	1,700	36,720
Avery Dennison Corp.	1,080	35,348
Ryder System, Inc.	889	34,475
Northrop Grumman Corp.	744	33,510

Total Industrials		470,744

TELECOMMUNICATION SERVICES 4.2%
Qwest Communications International, Inc.	23,080	84,011
CenturyTel, Inc.	2,750	75,157
Embarq Corp.	1,759	63,254
Windstream Corp.	5,958	54,814
Frontier Communications Corp.	6,072	53,069
Verizon Communications, Inc.	1,028	34,849
AT&T, Inc.	1,173	33,431

Total Telecommunication Services		398,585

ENERGY 3.9%
Tesoro Corp.	15,460	203,608
Valero Energy Corp.	4,390	95,000
Spectra Energy Corp.	4,584	72,152

Total Energy		370,760

INFORMATION TECHNOLOGY 3.2%
Jabil Circuit, Inc.	15,970	107,797
Tyco Electronics Ltd.	3,310	53,655
Analog Devices, Inc.	2,240	42,605
Microchip Technology, Inc.	1,980	38,669
Sun Microsystems, Inc.*	8,760	33,463
Molex, Inc.	2,150	31,154

Total Information Technology		307,343

		MARKET
	SHARES	VALUE

HEALTH CARE 2.6%
AmerisourceBergen Corp.	2,760	$98,422
Tenet Healthcare Corp.*	58,046	66,753
Pfizer, Inc.	2,605	46,134
McKesson Corp.	868	33,618

Total Health Care		244,927

Total Common Stocks
(Cost $9,140,345)		9,311,439

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.7%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$158,196	158,196

Total Repurchase Agreement
(Cost $158,196)		158,196

Total Investments 99.9%
(Cost $9,298,541)		$9,469,635

Other Assets in Excess of Liabilities – 0.1%		$9,084

Net Assets – 100.0%		$9,478,719

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 5.
108 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     SMALL-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.1%

INFORMATION TECHNOLOGY 26.2%
Intevac, Inc.*	30,368	$153,966
Heartland Payment Systems, Inc.	7,464	130,620
j2 Global Communications, Inc.*	6,505	130,360
Hittite Microwave Corp.*	4,323	127,356
InfoSpace, Inc.	16,668	125,843
Quality Systems, Inc.	2,759	120,348
Epicor Software Corp.*	24,934	119,683
Wright Express Corp.*	9,430	118,818
DealerTrack Holdings, Inc.*	9,475	112,658
Pericom Semiconductor Corp.*	19,850	108,778
Perficient, Inc.*	22,590	107,980
The Knot, Inc.*	12,960	107,827
United Online, Inc.	17,356	105,351
Cybersource Corp.*	8,680	104,073
Kulicke & Soffa Industries, Inc.*	57,610	97,937
Smith Micro Software, Inc.*	17,565	97,661
MKS Instruments, Inc.*	6,490	95,987
Bankrate, Inc.*	2,481	94,278
Micrel, Inc.	12,610	92,179
Plexus Corp.*	5,090	86,275
ATMI, Inc.*	5,410	83,476
Netgear, Inc.*	7,056	80,509
Electro Scientific Industries, Inc.*	11,650	79,103
Blackbaud, Inc.	5,771	77,908
Park Electrochemical Corp.	4,080	77,357
Websense, Inc.*	4,762	71,287
Concur Technologies, Inc.*	2,120	69,578
Diodes, Inc.*	11,307	68,520
Comtech Telecommunications Corp.*	1,489	68,226
EPIQ Systems, Inc.*	3,976	66,439
Faro Technologies, Inc.*	3,901	65,771
Daktronics, Inc.	6,855	64,163
TTM Technologies, Inc.*	12,280	63,979
Varian Semiconductor
Equipment Associates, Inc.*	3,530	63,964
Bel Fuse, Inc. — Class B	2,760	58,512
ViaSat, Inc.*	2,060	49,605
Micros Systems, Inc.*	2,479	40,457
CACI International, Inc. — Class A*	876	39,499
Synaptics, Inc.*	2,280	37,757
Stratasys, Inc.*	3,340	35,905
Integral Systems, Inc.*	2,690	32,415
Cymer, Inc.*	1,450	31,770
Tyler Technologies, Inc.*	2,565	30,729
Global Payments, Inc.	1	33

Total Information Technology		3,594,940

		MARKET
	SHARES	VALUE

CONSUMER DISCRETIONARY 19.6%
NutriSystem, Inc.	11,299	$164,852
Stamps.com, Inc.*	16,734	164,495
True Religion Apparel, Inc.*	13,001	161,732
CROCS, Inc.*	114,370	141,819
Shuffle Master, Inc.*	28,254	140,140
Ruth’s Hospitality Group, Inc.*	95,540	131,845
PetMed Express, Inc.*	6,770	119,355
Pool Corp.	5,744	103,220
Zumiez, Inc.*	11,649	86,785
Pre-Paid Legal Services, Inc.*	2,299	85,730
Cracker Barrel Old Country Store, Inc.	4,130	85,037
Volcom, Inc.*	7,093	77,314
Panera Bread Co. — Class A*	1,410	73,658
Deckers Outdoor Corp.*	918	73,321
K-Swiss, Inc. — Class A	6,141	70,007
WMS Industries, Inc.*	2,563	68,945
Hibbett Sports Inc.*	4,111	64,584
Meritage Homes Corp.*	5,151	62,688
Jos. A. Bank Clothiers, Inc.*	2,353	61,531
Dress Barn, Inc.*	5,686	61,068
Drew Industries, Inc.*	4,895	58,740
Children’s Place Retail Stores, Inc.*	2,570	55,718
Papa John’s International, Inc.*	2,976	54,848
Maidenform Brands, Inc.*	5,160	52,374
Tractor Supply Co.*	1,442	52,114
Capella Education Co.*	870	51,121
Universal Technical
Institute, Inc.*	2,875	49,364
CEC Entertainment, Inc.*	1,962	47,578
Monarch Casino & Resort, Inc.*	4,082	47,555
Fossil, Inc.*	2,718	45,391
P.F. Chang’s China Bistro, Inc.*	1,815	38,006
Coinstar, Inc.*	1,909	37,244
Gymboree Corp.*	1,398	36,474
HSN, Inc.*	4,060	29,516
Carter’s, Inc.*	1,370	26,386

Total Consumer Discretionary		2,680,555

HEALTH CARE 15.5%
Palomar Medical
Technologies, Inc.*	15,267	176,029
Viropharma, Inc.*	12,670	164,964
Cubist Pharmaceuticals, Inc.*	6,610	159,698
LCA-Vision, Inc.	37,047	152,263
inVentiv Health, Inc.*	10,560	121,862
Martek Biosciences Corp.	3,924	118,937
Magellan Health Services, Inc.*	2,890	113,172
Catalyst Health Solutions, Inc.*	3,980	96,913
Healthways, Inc.*	7,919	90,910
Chemed Corp.	2,160	85,903

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     SMALL-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

Immucor, Inc.*	3,185	$84,657
Meridian Bioscience, Inc.	2,990	76,155
LHC Group, Inc.*	1,906	68,616
Integra LifeSciences Holdings Corp.*	1,660	59,046
Dionex Corp.*	1,280	57,408
Natus Medical, Inc.*	3,980	51,541
Abaxis, Inc.*	3,204	51,360
Molina Healthcare, Inc.*	2,698	47,512
ArthroCare Corp.*	9,810	46,794
Amedisys, Inc.*	1,114	46,053
Symmetry Medical, Inc.*	5,690	45,349
Pediatrix Medical Group, Inc.*	1,316	41,717
Air Methods Corp.*	2,590	41,414
ICU Medical, Inc.*	1,166	38,641
Salix Pharmaceuticals Ltd.*	4,030	35,585
AmSurg Corp.*	1,450	33,843
SurModics, Inc.*	916	23,147

Total Health Care		2,129,489

INDUSTRIALS 11.3%
Ceradyne, Inc.*	6,473	131,467
Viad Corp.	4,560	112,814
Landstar System, Inc.	2,795	107,412
Actuant Corp. — Class A	5,590	106,322
Astec Industries, Inc.*	2,910	91,170
SkyWest, Inc.	4,390	81,654
Mueller Industries, Inc.	2,860	71,729
Toro Co.	2,153	71,049
Geo Group, Inc.*	3,730	67,252
Knight Transportation, Inc.	3,885	62,626
Forward Air Corp.	2,567	62,301
Gardner Denver, Inc.*	2,470	57,650
II-VI, Inc.*	2,830	54,025
Teledyne Technologies, Inc.*	1,170	52,123
Orbital Sciences Corp.*	2,575	50,290
Heartland Express, Inc.	3,091	48,714
Old Dominion Freight Line, Inc.*	1,690	48,097
Curtiss-Wright Corp.	1,435	47,915
SYKES Enterprises, Inc.*	2,450	46,844
Simpson Manufacturing Company, Inc.	1,654	45,915
Axsys Technologies, Inc.*	830	45,534
AAR Corp.*	2,346	43,190
Watson Wyatt & Company Holdings	780	37,299

Total Industrials		1,543,392

ENERGY 10.2%
Basic Energy Services, Inc.*	11,984	156,271
Petroleum Development Corp.*	5,454	131,278
St. Mary Land & Exploration Co.	5,921	120,256

		MARKET
	SHARES	VALUE

Hornbeck Offshore
Services, Inc.*	6,470	$105,720
Superior Well Services, Inc.*	9,760	97,600
Swift Energy Co.*	5,320	89,429
Oil States International, Inc.*	4,590	85,787
Penn Virginia Corp.	3,259	84,669
ION Geophysical Corp.*	21,210	72,750
Petroquest Energy, Inc.*	10,430	70,507
Tetra Technologies, Inc.*	13,750	66,825
SEACOR Holdings, Inc.*	840	55,986
NATCO Group, Inc.*	3,630	55,103
CARBO Ceramics, Inc.	1,516	53,864
Dril-Quip, Inc.*	2,590	53,121
Lufkin Industries, Inc.	1,520	52,440
Pioneer Drilling Co.*	9,190	51,188

Total Energy		1,402,794

FINANCIALS 8.8%
TradeStation Group, Inc.*	25,821	166,545
Greenhill & Company, Inc.	2,062	143,866
optionsXpress Holdings, Inc.	8,733	116,673
Wilshire Bancorp, Inc.	12,274	111,448
Portfolio Recovery Associates, Inc.*	2,394	81,013
East-West Bancorp, Inc.	4,480	71,546
American Physicians Capital, Inc.	1,460	70,226
Nara Bancorp, Inc.	6,578	64,662
Amerisafe, Inc.*	3,120	64,054
Cascade Bancorp.	9,350	63,112
Signature Bank*	2,070	59,388
World Acceptance Corp.*	2,949	58,272
PrivateBancorp, Inc.	1,775	57,616
First Cash Financial Services, Inc.*	2,450	46,697
Stifel Financial Corp.*	690	31,637

Total Financials		1,206,755

CONSUMER STAPLES 3.4%
Mannatech, Inc.	48,666	119,232
Darling International, Inc.*	13,920	76,421
Green Mountain Coffee Roasters, Inc.*	1,740	67,338
Spartan Stores, Inc.	2,550	59,287
Diamond Foods, Inc.	2,730	55,010
Chattem, Inc.*	710	50,786
Boston Beer Company, Inc. — Class A*	1,335	37,914

Total Consumer Staples		465,988

MATERIALS 3.1%
A.M. Castle & Co.	11,080	119,996
Eagle Materials, Inc.	5,130	94,443
Brush Engineered Materials, Inc.*	6,990	88,913

110 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     SMALL-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

Headwaters, Inc.*	8,621	$58,192
Balchem Corp.	1,525	37,988
Deltic Timber Corp.	640	29,280

Total Materials		428,812

Total Common Stocks
(Cost $12,280,587)		13,452,725

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.8%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$256,482	256,482

Total Repurchase Agreement
(Cost $256,482)		256,482

Total Investments 99.9%
(Cost $12,537,069)		$13,709,207

Other Assets in Excess of Liabilities – 0.1%		$8,268

Net Assets – 100.0%		$13,717,475

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS
December 31, 2008
     MID-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.5%

CONSUMER DISCRETIONARY 23.4%
Sotheby’s	23,825	$211,804
J. Crew Group, Inc.*	16,710	203,862
Aeropostale, Inc.*	9,582	154,270
NVR, Inc.*	333	151,931
ITT Educational Services, Inc.*	1,366	129,743
Under Armour, Inc.*	5,335	127,186
Chico’s FAS, Inc.*	28,553	119,352
Guess?, Inc.	7,352	112,853
Urban Outfitters, Inc.*	7,356	110,193
Netflix, Inc.*	3,540	105,811
Marvel Entertainment, Inc.*	3,280	100,860
Chipotle Mexican Grill, Inc. — Class A*	1,625	100,718
Strayer Education, Inc.	463	99,272
Toll Brothers, Inc.*	4,309	92,342
Ross Stores, Inc.	3,084	91,687
Lamar Advertising Co. — Class A*	6,950	87,292
The Warnaco Group, Inc.*	3,976	78,049
DreamWorks Animation SKG,
Inc. — Class A*	3,065	77,422
Thor Industries, Inc.	5,510	72,622
Advance Auto Parts, Inc.	2,080	69,992
John Wiley & Sons, Inc. — Class A	1,957	69,630
Career Education Corp.*	3,860	69,248
Dick’s Sporting Goods, Inc.*	4,820	68,010
Timberland Co. — Class A*	5,347	61,758
Hovnanian Enterprises, Inc. — Class A*	32,226	55,429
Dollar Tree, Inc.*	1,318	55,092
priceline.com, Inc.*	748	55,090

Total Consumer Discretionary		2,731,518

INDUSTRIALS 18.7%
Joy Global, Inc.	7,430	170,073
Corporate Executive Board Co.	7,058	155,699
Trinity Industries, Inc.	9,430	148,617
Clean Harbors, Inc.*	2,000	126,880
Herman Miller, Inc.	9,650	125,739
Con-way’, Inc.	4,400	117,040
Graco, Inc.	4,926	116,894
Thomas & Betts Corp.*	4,770	114,575
Terex Corp.*	6,322	109,497
J.B. Hunt Transport Services, Inc.	3,900	102,453
Alliant Techsystems, Inc.*	1,179	101,111
MSC Industrial Direct Co. — Class A	2,530	93,180
Bucyrus International, Inc. — Class A	4,930	91,304

		MARKET
	SHARES	VALUE

Alaska Air Group, Inc.*	2,860	$83,655
Rollins, Inc.	4,308	77,889
Donaldson Company, Inc.	2,170	73,020
Korn/Ferry International, Inc.*	6,138	70,096
Lincoln Electric Holdings, Inc.	1,320	67,228
Navigant Consulting, Inc.*	3,793	60,195
AMETEK, Inc.	1,650	49,846
FTI Consulting, Inc.*	1,100	49,148
Roper Industries, Inc.	1,070	46,449
Copart, Inc.*	1,554	42,253

Total Industrials		2,192,841

INFORMATION TECHNOLOGY 16.9%
CommScope, Inc.*	11,950	185,703
Lam Research Corp.*	8,070	171,730
NeuStar, Inc.*	6,740	128,936
DST Systems, Inc.*	3,263	123,929
Digital River, Inc.*	4,994	123,851
Western Digital Corp.*	10,381	118,862
FactSet Research Systems Inc.	2,650	117,236
ValueClick, Inc.*	14,678	100,398
Synopsys, Inc.*	5,180	95,934
Silicon Laboratories, Inc.*	3,839	95,130
F5 Networks, Inc.*	3,910	89,383
Parametric Technology Corp.*	6,390	80,834
Plantronics, Inc.	5,801	76,573
Alliance Data Systems Corp.*	1,488	69,237
Global Payments, Inc.	1,755	57,546
ANSYS, Inc.*	2,051	57,202
Metavante Technologies, Inc.*	3,540	57,029
Cree, Inc.*	3,375	53,561
ACI Worldwide, Inc.*	3,184	50,626
Gartner, Inc. — Class A*	2,599	46,340
Trimble Navigation Ltd.*	2,007	43,371
Mettler-Toledo International, Inc.*	470	31,678

Total Information Technology		1,975,089

ENERGY 11.5%
Frontier Oil Corp.	12,998	164,165
Patterson-UTI Energy, Inc.	14,160	162,982
Helix Energy Solutions Group, Inc.*	22,032	159,512
Unit Corp.*	5,649	150,941
Helmerich & Payne, Inc.	5,500	125,125
Encore Acquisition Co.*	4,583	116,958
Quicksilver Resources, Inc.*	17,032	94,868
Denbury Resources, Inc.*	8,433	92,088
FMC Technologies, Inc.*	3,504	83,500
Superior Energy Services*	5,150	82,039
Oceaneering International, Inc.*	2,220	64,691
Comstock Resources, Inc.*	990	46,778

Total Energy		1,343,647

112 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     MID-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

HEALTH CARE 11.4%
Sepracor, Inc.*	19,590	$215,098
United Therapeutics Corp.*	3,355	209,855
Kinetic Concepts, Inc.*	7,361	141,184
VCA Antech, Inc.*	5,450	108,346
Endo Pharmaceuticals Holdings, Inc.*	3,450	89,286
Hologic, Inc.*	6,650	86,916
Lincare Holdings, Inc.*	2,916	78,528
IDEXX Laboratories, Inc.*	2,140	77,211
Techne Corp.	1,102	71,101
Pharmaceutical Product Development, Inc.	2,322	67,361
ResMed, Inc.*	1,751	65,627
Gen-Probe, Inc.*	1,518	65,031
Cerner Corp.*	1,437	55,253

Total Health Care		1,330,797

FINANCIALS 7.2%
Affiliated Managers Group, Inc.*	3,079	129,072
Eaton Vance Corp.	6,134	128,875
SEI Investments Co.	7,286	114,463
Jones Lang LaSalle, Inc.	3,474	96,230
HCC Insurance Holdings, Inc.	3,460	92,555
W.R. Berkley Corp.	2,979	92,349
Brown & Brown, Inc.	3,670	76,703
Hanover Insurance Group, Inc.	1,370	58,869
SVB Financial Group*	2,070	54,296

Total Financials		843,412

MATERIALS 4.7%
Cliffs Natural Resources, Inc.	6,839	175,147
Steel Dynamics, Inc.	14,122	157,884
FMC Corp.	2,600	116,298
Reliance Steel & Aluminum Co.	5,220	104,087

Total Materials		553,416

CONSUMER STAPLES 3.7%
Hansen Natural Corp.*	6,254	209,697
Energizer Holdings, Inc.*	3,129	169,404
Church & Dwight Company, Inc.	941	52,809

Total Consumer Staples		431,910

Total Common Stocks
(Cost $11,325,035)		11,402,630

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 1.9%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$219,753	$219,753

Total Repurchase Agreement
(Cost $219,753)		219,753

Total Investments 99.4%
(Cost $11,544,788)		$11,622,383

Other Assets in Excess of Liabilities – 0.6%		$72,338

Net Assets – 100.0%		$11,694,721

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS
December 31, 2008
     LARGE-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.2%

INFORMATION TECHNOLOGY 27.4%
Agilent Technologies, Inc.*	10,580	$165,365
Google, Inc. — Class A*	482	148,287
Cognizant Technology Solutions Corp. — Class A*	8,009	144,643
Akamai Technologies, Inc.*	9,553	144,155
Salesforce.com, Inc.*	4,477	143,309
MasterCard, Inc.	999	142,787
BMC Software, Inc.*	5,050	135,895
Motorola, Inc.	29,092	128,878
Autodesk, Inc.*	6,123	120,317
SanDisk Corp.*	12,440	119,424
Amphenol Corp.	4,956	118,845
Apple, Inc.*	1,315	112,235
Microsoft Corp.	5,495	106,823
Dell, Inc.*	10,176	104,202
National Semiconductor Corp.	10,165	102,362
Western Union Co.	7,122	102,129
Paychex, Inc.	3,830	100,652
Texas Instruments, Inc.	6,360	98,707
Flir Systems, Inc.*	3,210	98,483
Yahoo!, Inc.*	7,775	94,855
NetApp, Inc.*	6,722	93,906
Oracle Corp.*	5,141	91,150
Intuit, Inc.*	3,743	89,046
Cisco Systems, Inc.*	5,381	87,710
eBay, Inc.*	6,267	87,487
VeriSign, Inc.*	4,560	87,005
Qualcomm, Inc.	2,376	85,132
Total System Services, Inc.	5,838	81,732
Altera Corp.	4,870	81,378
Harris Corp.	2,039	77,584
Fiserv, Inc.*	1,877	68,266
Adobe Systems, Inc.*	3,190	67,915
Lexmark International, Inc.*	2,464	66,282
MEMC Electronic Materials, Inc.*	4,588	65,517
Compuware Corp.*	9,030	60,953

Total Information Technology		3,623,416

ENERGY 16.1%
Sunoco, Inc.	4,155	180,576
Schlumberger Ltd.	3,550	150,271
XTO Energy, Inc.	4,073	143,655
Exxon Mobil Corp.	1,565	124,934
Murphy Oil Corp.	2,668	118,326
EOG Resources, Inc.	1,717	114,318
BJ Services Co.	9,656	112,686
Chesapeake Energy Corp.	6,876	111,185
Chevron Corp.	1,400	103,558
Nabors Industries Ltd.*	8,430	100,907

		MARKET
	SHARES	VALUE

Apache Corp.	1,333	$99,348
Baker Hughes, Inc.	2,900	93,003
Hess Corp.	1,630	87,433
Cabot Oil & Gas Corp.	3,237	84,162
Anadarko Petroleum Corp.	2,040	78,642
Smith International, Inc.	3,418	78,238
ENSCO International, Inc.	2,610	74,098
Consol Energy, Inc.	2,510	71,736
Cameron International Corp.*	3,366	69,003
Devon Energy Corp.	980	64,396
Range Resources Corp.	1,810	62,246

Total Energy		2,122,721

HEALTH CARE 13.6%
Celgene Corp.*	3,509	193,977
Intuitive Surgical, Inc.*	1,520	193,025
DaVita, Inc.*	2,977	147,570
IMS Health, Inc.	7,801	118,263
UnitedHealth Group, Inc.	4,347	115,630
Waters Corp.*	2,882	105,625
Varian Medical Systems, Inc.*	2,921	102,352
Express Scripts, Inc.*	1,821	100,119
Amgen, Inc.*	1,528	88,242
Forest Laboratories, Inc.*	3,102	79,008
Biogen Idec, Inc.*	1,620	77,161
Johnson & Johnson, Inc.	1,282	76,702
St. Jude Medical, Inc.*	2,186	72,051
Medtronic, Inc.	2,254	70,821
Stryker Corp.	1,639	65,478
Laboratory Corporation of America Holdings*	993	63,959
Zimmer Holdings, Inc.*	1,556	62,893
Patterson Companies, Inc.*	2,995	56,156

Total Health Care		1,789,032

CONSUMER DISCRETIONARY 13.2%
Sears Holdings Corp.*	4,484	174,293
Coach, Inc.*	7,335	152,348
Abercrombie & Fitch Co. — Class A	5,773	133,183
Apollo Group, Inc. — Class A*	1,672	128,109
Amazon.com, Inc.*	2,185	112,047
Wynn Resorts Ltd.*	2,470	104,382
TJX Companies, Inc.	5,028	103,426
AutoZone, Inc.*	730	101,813
Black & Decker Corp.	2,347	98,128
Starbucks Corp.*	10,226	96,738
Sherwin-Williams Co.	1,600	95,600
Yum! Brands, Inc.	2,771	87,286
McGraw-Hill Companies, Inc.	3,620	83,948
Bed Bath & Beyond, Inc.*	3,216	81,751
Viacom, Inc. — Class B*	3,760	71,665

114 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     LARGE-CAP GROWTH FUND

		MARKET
	SHARES	VALUE

Nike, Inc. — Class B	1,234	$62,934
GameStop Corp. — Class A*	2,850	61,731

Total Consumer Discretionary		1,749,382

INDUSTRIALS 9.6%
Caterpillar, Inc.	3,020	134,904
Paccar, Inc.	4,340	124,124
Rockwell Collins, Inc.	2,948	115,237
CH Robinson Worldwide, Inc.	1,910	105,107
Rockwell Automation, Inc.	3,050	98,332
3M Co.	1,610	92,639
Equifax, Inc.	3,480	92,290
Dun & Bradstreet Corp.	1,180	91,096
Expeditors International of Washington, Inc.	2,715	90,328
Lockheed Martin Corp.	1,040	87,443
Robert Half International, Inc.	3,980	82,864
Fastenal Co.	2,330	81,201
Danaher Corp.	1,238	70,083

Total Industrials		1,265,648

FINANCIALS 7.6%
IntercontinentalExchange, Inc.*	2,180	179,719
NYSE Euronext	6,096	166,909
SLM Corp.*	16,080	143,112
Goldman Sachs Group, Inc.	1,500	126,585
CB Richard Ellis Group, Inc. — Class A*	27,619	119,314
CME Group, Inc.	480	99,893
Progressive Corp.	6,564	97,213
Franklin Resources, Inc.	1,126	71,816

Total Financials		1,004,561

MATERIALS 5.2%
Titanium Metals Corp.	21,895	192,895
Nucor Corp.	3,613	166,921
Freeport-McMoRan Copper & Gold, Inc.	6,530	159,593
Ball Corp.	2,428	100,980
Ecolab, Inc.	1,788	62,848

Total Materials		683,237

CONSUMER STAPLES 5.0%
Avon Products, Inc.	3,717	89,320
PepsiCo, Inc.	1,603	87,796
Colgate-Palmolive Co.	1,233	84,510
Sysco Corp.	3,630	83,272
Campbell Soup Co.	2,692	80,787
Hershey Co.	2,318	80,527
Kellogg Co.	1,817	79,676
Estee Lauder Companies, Inc. — Class A	2,420	74,923

Total Consumer Staples		660,811

		MARKET
	SHARES	VALUE

UTILITIES 0.5%
Questar Corp.	2,170	$70,937

Total Utilities		70,937

Total Common Stocks
(Cost $11,804,536)		12,969,745

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 2.0%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$257,295	257,295

Total Repurchase Agreement
(Cost $257,295)		257,295

Total Investments 100.2%
(Cost $12,061,831)		$13,227,040

Liabilities in Excess of Other Assets – (0.2)%		$(20,275)

Net Assets – 100.0%		$13,206,765

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 5.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS
December 31, 2008
     U.S. GOVERNMENT MONEY MARKET FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 91.2%
Fannie Mae††
2.00% due 01/02/09	$25,000,000	$25,000,000
1.19% due 02/23/09	25,000,000	24,957,028
2.30% due 02/05/09	25,000,000	24,945,694
1.35% due 03/30/09	25,000,000	24,918,438
Freddie Mac††
2.30% due 02/03/09	25,000,000	24,948,889
1.45% due 04/08/09	25,000,000	24,903,333
2.90% due 02/24/09	25,000,000	24,893,264
1.15% due 05/11/09	15,000,000	14,938,187
Federal Home Loan Bank*
2.32% due 01/08/09	25,000,000	24,990,333
3.10% due 01/12/09	25,000,000	24,978,472
2.80% due 02/17/09	20,000,000	19,928,444
Farmer Mac*
2.05% due 01/06/09	25,000,000	24,994,306
1.20% due 03/12/09	25,000,000	24,942,500
1.25% due 06/25/09	20,000,000	19,879,167

Total Federal Agency Discount Notes
(Cost $329,218,055)		329,218,055

FEDERAL AGENCY BONDS 6.9%
Federal Home Loan Bank* 3.25% due 01/14/09	25,000,000	25,000,000

Total Federal Agency Bonds
(Cost $25,000,000)		25,000,000

REPURCHASE AGREEMENTS† 5.5%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	5,019,676	5,019,676
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	5,019,676	5,019,676
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	5,019,676	5,019,676
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	4,530,628	4,530,628

Total Repurchase Agreements
(Cost $19,589,656)		19,589,656

Total Investments 103.6%
(Cost $373,807,711)		$373,807,711

Liabilities in Excess of Other Assets – (3.6)%		$(12,861,810)

Net Assets – 100.0%		$360,945,901

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

†	Repurchase Agreements — See Note 5.

††	On September 7, 2008 the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
116 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

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See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 117

STATEMENTS OF ASSETS AND LIABILITIES

			Inverse		Inverse
			S&P 500		NASDAQ-100®
	Nova		Strategy	NASDAQ-100®	Strategy
	Fund		Fund	Fund	Fund

Assets
Investment Securities	$25,189,604		$9,999,807	$28,451,898	$999,967
Repurchase Agreements	10,458,976		8,368,873	3,418,313	11,733,400

Total Investments	35,648,580		18,368,680	31,870,211	12,733,367
Segregated Cash with Broker	3,412,211		2,598,840	432,356	1,856,708
Cash	—		—	—	—
Unrealized Appreciation On Swap Agreements	235,937		54,078	13,995	15,823
Receivable for Equity Index Swap Settlement	—		1,762,630	—	4,445
Variation Margin on Futures Contracts	254,607		—	19,221	—
Receivable for Securities Sold	92,394		—	8,337	—
Receivable for Fund Shares Sold	126,188		1,843,291	994,914	49,576
Investment Income Receivable	56,792		8	11,568	11

Total Assets	39,826,709		24,627,527	33,350,602	14,659,930

Liabilities
Unrealized Depreciation On Swap Agreements	—		—	—	—
Payable for Equity Index Swap Settlement	188,097		—	34,683	—
Variation Margin on Futures Contracts	—		133,773	—	68,993
Payable for Securities Purchased	4,099,200		—	—	—
Payable for Fund Shares Redeemed	375,736		521,278	249,480	2,425,665
Investment Advisory Fees Payable	21,324		32,372	20,773	12,113
Transfer Agent and Administrative Fees Payable	7,108		8,992	6,924	3,365
Distribution and Service Fees Payable	7,108		8,992	6,924	3,365
Portfolio Accounting Fees Payable	2,843		3,597	2,770	1,346
Custody Fees Payable	920		1,157	897	435
Other Accrued Fees	37,490		39,871	41,821	17,282

Total Liabilities	4,739,826		750,032	364,272	2,532,564

Net Assets	$35,086,883		$23,877,495	$32,986,330	$12,127,366

Net Assets Consist Of
Paid-In Capital	$125,040,332		$30,780,481	$352,439,484	$21,070,689
Undistributed Net Investment Income	410,874		—	—	16,229
Accumulated Net Realized Gain (Loss) on Investments	(89,224,759)		(6,887,931)	(325,087,401)	(9,035,761)
Net Unrealized Appreciation (Depreciation) on Investments	(1,139,564)		(15,055)	5,634,247	76,209

Net Assets	$35,086,883		$23,877,495	$32,986,330	$12,127,366

Shares Outstanding	771,064	[1]	408,574	3,142,170	484,031

Net Asset Values	$45.50	[1]	$58.44	$10.50	$25.05

Cost of Investments	$37,466,584		$18,368,680	$26,275,174	$12,733,367

[1]	The shares outstanding and net asset value per share have been restated to reflect a 1-for-10 reverse share split effective April 20, 2009. See Note 13 in Notes to Financial Statements.
118 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2008

				Inverse				Inverse	Government
S&P 500		NASDAQ-100®	Mid-Cap	Mid-Cap	Russell 2000®		Russell 2000®	Russell 2000®	Long Bond
2x Strategy		2x Strategy	1.5x Strategy	Strategy	2x Strategy		1.5x Strategy	Strategy	1.2x Strategy
Fund		Fund	Fund	Fund	Fund		Fund	Fund	Fund

$16,221,554		$17,850,087	$6,926,822	$999,984	$1,570,771		$9,181,157	$1,499,975	$47,710,219
6,025,059		2,429,821	3,691,357	3,428,660	1,021,458		3,494,530	4,154,137	20,572,474

22,246,613		20,279,908	10,618,179	4,428,644	2,592,229		12,675,687	5,654,112	68,282,693
3,855,128		3,995,103	1,119,960	520,741	445,409		1,611,003	804,971	2,083,200
—		—	—	—	—		23,177	—	—
377,636		76,539	159,908	—	268,188		343,880	—	—
—		—	8,337	—	11,565		—	—	—
343,170		71,570	93,013	—	6,018		128,780	—	—
70,602		5,324	88,274	—	3,330		13,690	—	—
299,572		126,583	1,163,346	13,015	250,537		26,754	1,707,317	—
27,783		5,358	10,599	3	2,505		9,425	4	128,426

27,220,504		24,560,385	13,261,616	4,962,403	3,579,781		14,832,396	8,166,404	70,494,319

—		—	—	75,791	—		—	165,120	—
74,369		307,142	—	11,515	—		28,881	149,062	—
—		—	—	51,620	—		—	56,400	2,088,897
100,611		—	42,680	—	—		—	—	172,973
478,618		854,359	39,107	36	152,117		796,724	9	4,511,634
19,232		14,685	8,005	3,884	1,917		8,338	5,510	32,736
5,342		4,079	2,223	1,079	532		2,316	1,531	13,094
5,342		4,079	2,223	1,079	532		2,316	1,531	16,368
2,137		1,632	889	432	213		927	612	6,547
695		528	294	140	78		302	210	2,125
20,971		26,389	15,841	4,285	2,916		14,265	8,575	55,736

707,317		1,212,893	111,262	149,861	158,305		854,069	388,560	6,900,110

$26,513,187		$23,347,492	$13,150,354	$4,812,542	$3,421,476		$13,978,327	$7,777,844	$63,594,209

$56,359,933		$62,016,355	$24,460,919	$6,251,745	$8,414,395		$25,220,144	$13,858,083	$40,900,120
158,278		—	13,700	—	2,386		7,619	—	—
(31,850,086)		(41,114,414)	(9,665,471)	(1,259,081)	(5,076,453)		(11,639,460)	(5,812,722)	10,965,918
1,845,062		2,445,551	(1,658,794)	(180,122)	81,148		390,024	(267,517)	11,728,171

$26,513,187		$23,347,492	$13,150,354	$4,812,542	$3,421,476		$13,978,327	$7,777,844	$63,594,209

430,484	[1]	2,845,744	1,340,447	102,824	46,443	[1]	843,723	182,152	3,687,857

$61.59	[1]	$8.20	$9.81	$46.80	$73.67	[1]	$16.57	$42.70	$17.24

$21,309,015		$18,109,394	$12,789,702	$4,428,644	$2,778,460		$12,922,012	$5,654,112	$60,345,068
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 119

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Inverse
	Government
	Long Bond	Europe 1.25x	Japan 1.25x	Dow 2x
	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$3,499,930	$10,654,203	$—	$21,431,790
Repurchase Agreements	6,987,293	1,446,198	10,280,272	5,278,875

Total Investments	10,487,223	12,100,401	10,280,272	26,710,665
Segregated Cash with Broker	456,766	1,175,470	2,199,800	6,374,500
Cash	—	243	—	—
Unrealized Appreciation On Swap Agreements	—	—	—	—
Variation Margin on Futures Contracts	542,371	21,656	42,629	—
Receivable for Securities Sold	—	—	—	—
Receivable for Fund Shares Sold	638,698	1,859,309	611,243	6,638,542
Investment Income Receivable	7	20,956	10	28,877
Prepaid Insurance	—	—	—	—

Total Assets	12,125,065	15,178,035	13,133,954	39,752,584

Liabilities
Unrealized Depreciation On Swap Agreements	—	—	—	17,276
Variation Margin on Futures Contracts	—	—	—	1,143,549
Payable for Securities Purchased	—	2,605,349	—	2,193,908
Payable for Fund Shares Redeemed	1,474,665	547	6,865	—
Investment Advisory Fees Payable	7,261	8,374	7,630	19,576
Transfer Agent and Administrative Fees Payable	2,017	2,326	2,119	5,438
Distribution and Service Fees Payable	2,017	2,326	2,119	5,438
Portfolio Accounting Fees Payable	807	930	848	2,175
Custody Fees Payable	260	301	276	746
Other Accrued Fees	13,143	22,404	10,201	16,614

Total Liabilities	1,500,170	2,642,557	30,058	3,404,720

Net Assets	$10,624,895	$12,535,478	$13,103,896	$36,347,864

Net Assets Consist Of
Paid-In Capital	$25,704,289	$30,245,506	$21,724,593	$62,420,066
Undistributed Net Investment Income	—	517,214	31,969	—
Accumulated Net Realized Gain (Loss) on Investments	(15,251,821)	(19,435,345)	(9,631,943)	(25,345,923)
Net Unrealized Appreciation (Depreciation) on Investments	172,427	1,208,103	979,277	(726,279)

Net Assets	$10,624,895	$12,535,478	$13,103,896	$36,347,864

Shares Outstanding	781,353	991,239	869,037	753,502	[2]

Net Asset Values	$13.60	$12.65	$15.08	$48.24	[2]

Cost of Investments	$10,488,386	$11,380,969	$10,280,272	$28,197,618

[2]	The shares outstanding and net asset value per share have been restated to reflect a 1-for-5 reverse share split effective April 20, 2009. See Note 13 in Notes to Financial Statements.
120 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2008

Inverse
Dow 2x	Small-Cap		Mid-Cap		Large-Cap		Small-Cap	Mid-Cap	Large-Cap	U.S. Government
Strategy	Value		Value		Value		Growth	Growth	Growth	Money Market
Fund	Fund		Fund		Fund		Fund	Fund	Fund	Fund

$2,999,932	$10,334,867		$7,391,106		$9,311,439		$13,452,725	$11,402,630	$12,969,745	$354,218,055
5,743,422	220,141		146,417		158,196		256,482	219,753	257,295	19,589,656

8,743,354	10,555,008		7,537,523		9,469,635		13,709,207	11,622,383	13,227,040	373,807,711
2,761,000	—		—		—		—	—	—	—
—	—		—		—		—	—	—	—
17,210	—		—		—		—	—	—	—
—	—		—		—		—	—	—	—
—	1,968,275		36,063		391,127		—	117,811	—	—
1,208,775	419,676		479,931		66,584		1,233,950	512,811	1,845,198	32,992
6	38,219		15,322		50,421		5,379	4,768	13,295	217,178
—	—		—		—		—	—	—	52,404

12,730,345	12,981,178		8,068,839		9,977,767		14,948,536	12,257,773	15,085,533	374,110,285

—	—		—		—		—	—	—	—
205,667	—		—		—		—	—	—	—
—	43,121		111,822		229,108		384,807	202,023	633,227	—
790,679	2,603,744		342,057		240,926		820,120	330,208	1,211,660	12,422,685
10,256	6,549		4,419		6,680		7,338	6,998	8,921	186,400
2,849	2,183		1,473		2,227		2,446	2,333	2,974	74,560
2,849	2,183		1,473		2,227		2,446	2,333	2,974	93,200
1,140	873		589		891		978	933	1,189	33,424
367	317		194		292		320	302	421	12,563
13,135	11,950		11,775		16,697		12,606	17,922	17,402	341,552

1,026,942	2,670,920		473,802		499,048		1,231,061	563,052	1,878,768	13,164,384

$11,703,403	$10,310,258		$7,595,037		$9,478,719		$13,717,475	$11,694,721	$13,206,765	$360,945,901

$12,303,784	$23,388,064		$17,841,268		$22,831,635		$22,887,698	$22,827,004	$24,899,824	$360,862,374
—	198,801		266,722		438,407		—	—	—	7,497
(341,409)	(13,509,777)		(9,713,927)		(13,962,417)		(10,342,361)	(11,209,878)	(12,858,268)	76,030
(258,972)	233,170		(799,026)		171,094		1,172,138	77,595	1,165,209	—

$11,703,403	$10,310,258		$7,595,037		$9,478,719		$13,717,475	$11,694,721	$13,206,765	$360,945,901

328,628	202,828	[2]	174,773	[2]	206,898	[2]	771,655	620,332	801,956	360,881,979

$35.61	$50.83	[2]	$43.46	[2]	$45.81	[2]	$17.78	$18.85	$16.47	$1.00

$8,743,354	$10,321,838		$8,336,549		$9,298,541		$12,537,069	$11,544,788	$12,061,831	$373,807,711
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 121

STATEMENTS OF OPERATIONS

		Inverse		Inverse
		S&P 500		NASDAQ-100®
	Nova	Strategy	NASDAQ-100®	Strategy
	Fund	Fund	Fund	Fund

Investment Income
Interest	$212,224	$785,812	$226,225	$369,978
Income from Securities Lending, net	27,863	—	42,213	—
Dividends, Net of Foreign Tax Withheld	1,005,684	—	236,894	—

Total Income	1,245,771	785,812	505,332	369,978

Expenses
Investment Advisory Fees	412,934	461,704	412,279	187,755
Transfer Agent and Administrative Fees	137,645	128,251	137,426	52,154
Audit and Outside Service Fees	29,169	31,301	29,851	12,080
Portfolio Accounting Fees	55,058	51,301	54,971	20,862
Trustees’ Fees*	7,040	5,502	7,031	2,515
Shareholder Service Fees	137,645	128,251	137,426	52,154
Custody Fees	15,676	14,155	15,118	5,689
Miscellaneous	39,730	38,745	53,539	20,540

Total Expenses	834,897	859,210	847,641	353,749

Net Investment Income (Loss)	410,874	(73,398)	(342,309)	16,229

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(8,227,311)	—	(5,926,090)	—
Equity Index Swaps	(5,462,082)	2,991,819	(2,036,128)	2,776,341
Futures Contracts	(15,211,059)	20,828,635	(2,947,425)	5,741,067

Total Net Realized Gain (Loss)	(28,900,452)	23,820,454	(10,909,643)	8,517,408

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(9,885,703)	—	(18,012,043)	—
Equity Index Swaps	422,577	(41,579)	105,515	(90,960)
Futures Contracts	209,271	(171,177)	(31,050)	(14,606)

Net Change in Unrealized Appreciation (Depreciation)	(9,253,855)	(212,756)	(17,937,578)	(105,566)

Net Gain (Loss) on Investments	(38,154,307)	23,607,698	(28,847,221)	8,411,842

Net Increase (Decrease) in Net Assets from Operations	$(37,743,433)	$23,534,300	$(29,189,530)	$8,428,071

Foreign Tax Withheld	$—	$—	$2,809	$—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
122 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2008

			Inverse			Inverse	Government
S&P 500	NASDAQ-100®	Mid-Cap	Mid-Cap	Russell 2000®	Russell 2000®	Russell 2000®	Long Bond
2x Strategy	2x Strategy	1.5x Strategy	Strategy	2x Strategy	1.5x Strategy	Strategy	1.2x Strategy
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$188,019	$279,497	$103,757	$100,543	$33,471	$102,803	$219,809	$2,329,597
10,474	21,619	16,533	—	3,884	20,065	—	—
432,290	123,805	199,504	—	29,349	133,724	—	—

630,783	424,921	319,794	100,543	66,704	256,592	219,809	2,329,597

254,154	322,611	166,329	50,600	34,606	133,733	104,154	293,801
70,598	89,614	46,203	14,056	9,613	37,148	28,932	117,521
16,060	18,915	12,307	3,233	2,254	10,950	6,509	41,868
28,239	35,846	18,481	5,622	3,845	14,859	11,573	58,760
3,203	4,546	3,084	577	437	2,530	1,320	6,586
70,598	89,614	46,203	14,056	9,613	37,148	28,932	146,900
8,615	16,968	5,052	1,540	1,092	4,193	3,174	17,145
21,038	35,212	8,435	4,245	2,999	8,576	10,328	32,145

472,505	613,326	306,094	93,929	64,459	249,137	194,922	714,726

158,278	(188,405)	13,700	6,614	2,245	7,455	24,887	1,614,871

(8,076,543)	(5,602,721)	(3,736,213)	—	(888,736)	(3,659,903)	—	11,433,554
(4,465,377)	(8,367,393)	(1,695,948)	345,049	(1,811,654)	(4,482,525)	2,780,994	—
(18,014,300)	(19,507,206)	(3,412,129)	266,998	(1,368,611)	(2,047,560)	(795,528)	4,354,023

(30,556,220)	(33,477,320)	(8,844,290)	612,047	(4,069,001)	(10,189,988)	1,985,466	15,787,577

(2,234,494)	(7,906,328)	(1,977,768)	—	(197,412)	(610,055)	—	6,063,321
724,814	75,899	58,149	(109,252)	273,675	360,617	(158,175)	—
334,735	117,230	568,472	(134,516)	(36,450)	192,139	(100,552)	3,856,232

(1,174,945)	(7,713,199)	(1,351,147)	(243,768)	39,813	(57,299)	(258,727)	9,919,553

(31,731,165)	(41,190,519)	(10,195,437)	368,279	(4,029,188)	(10,247,287)	1,726,739	25,707,130

$(31,572,887)	$(41,378,924)	$(10,181,737)	$374,893	$(4,026,943)	$(10,239,832)	$1,751,626	$27,322,001

$—	$1,366	$—	$—	$13	$61	$—	$—
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    123

STATEMENTS OF OPERATIONS (concluded)

	Inverse
	Government
	Long Bond	Europe 1.25x	Japan 1.25x	Dow 2x
	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund

Investment Income
Interest	$488,636	$100,246	$243,012	$135,712
Income from Securities Lending, net	—	28,064	—	10,007
Dividends, Net of Foreign Tax Withheld	—	1,099,708	—	597,412

Total Income	488,636	1,228,018	243,012	743,131

Expenses
Investment Advisory Fees	146,730	277,461	114,910	258,899
Transfer Agent and Administrative Fees	40,758	77,072	31,919	71,916
Audit and Outside Service Fees	10,219	15,306	7,901	7,375
Portfolio Accounting Fees	16,303	30,829	12,768	28,766
Interest Expense	401,188	—	—	—
Trustees’ Fees*	2,146	5,116	1,979	2,705
Shareholder Service Fees	40,758	77,072	31,919	71,916
Custody Fees	4,390	8,962	3,427	7,896
Treasury Guarantee Program Fees	—	—	—	—
Miscellaneous	8,064	21,242	6,220	33,807

Total Expenses	670,556	513,060	211,043	483,280

Net Investment Income (Loss)	(181,920)	714,958	31,969	259,851

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(4,019)	(7,924,161)	—	(2,465,721)
Equity Index Swaps	—	(3,597,156)	(2,889,262)	(3,655,411)
Futures Contracts	(3,724,609)	(4,621,876)	(3,956,852)	(14,110,894)
Securities Sold Short	(755,257)	—	—	—
Net Increase from Payments by Affiliates	—	—	179,990	—

Total Net Realized Gain (Loss)	(4,483,885)	(16,143,193)	(6,666,124)	(20,232,026)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(1,163)	(6,914,118)	—	(5,446,832)
Equity Index Swaps	—	625,460	380,195	572,842
Futures Contracts	125,221	488,672	1,140,540	715,598
Securities Sold Short	87,697	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	211,755	(5,799,986)	1,520,735	(4,158,392)

Net Gain (Loss) on Investments	(4,272,130)	(21,943,179)	(5,145,389)	(24,390,418)

Net Increase (Decrease) in Net Assets from Operations	$(4,454,050)	$(21,228,221)	$(5,113,420)	$(24,130,567)

Foreign Tax Withheld	$—	$143,150	$—	$—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
124 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2008

Inverse
Dow 2x	Small-Cap	Mid-Cap	Large-Cap	Small-Cap	Mid-Cap	Large-Cap	U.S. Government
Strategy	Value	Value	Value	Growth	Growth	Growth	Money Market
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$318,095	$1,023	$1,065	$1,413	$1,450	$2,591	$2,607	$8,376,965
—	38,158	40,715	44,630	58,747	52,382	25,649	—
—	348,656	420,652	665,603	137,061	90,192	228,427	—

318,095	387,837	462,432	711,646	197,258	145,165	256,683	8,376,965

173,270	93,274	97,139	135,930	100,006	175,631	174,422	1,810,190
48,130	31,091	32,380	45,310	33,335	58,544	58,141	724,076
5,926	9,243	9,208	13,025	9,620	13,847	13,409	259,193
19,252	12,436	12,952	18,124	13,334	23,417	23,256	333,993
—	—	—	—	—	—	—	—
1,607	1,678	2,130	3,311	1,739	2,855	2,749	38,034
48,130	31,091	32,380	45,310	33,335	58,544	58,141	905,095
5,286	3,477	3,581	4,916	3,672	6,369	6,233	110,774
—	—	—	—	—	—	—	53,049
23,231	6,746	5,940	7,313	7,336	13,776	14,167	198,361

324,832	189,036	195,710	273,239	202,377	352,983	350,518	4,432,765

(6,737)	198,801	266,722	438,407	(5,119)	(207,818)	(93,835)	3,944,200

—	(10,574,577)	(7,541,970)	(11,659,693)	(6,099,762)	(6,088,855)	(9,182,357)	77,579
5,230,736	—	—	—	—	—	—	—
5,198,438	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

10,429,174	(10,574,577)	(7,541,970)	(11,659,693)	(6,099,762)	(6,088,855)	(9,182,357)	77,579

—	(66,716)	(785,062)	4,873	(281,627)	(3,409,958)	(2,461,497)	—
(376,197)	—	—	—	—	—	—	—
(389,905)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(766,102)	(66,716)	(785,062)	4,873	(281,627)	(3,409,958)	(2,461,497)	—

9,663,072	(10,641,293)	(8,327,032)	(11,654,820)	(6,381,389)	(9,498,813)	(11,643,854)	77,579

$9,656,335	$(10,442,492)	$(8,060,310)	$(11,216,413)	$(6,386,508)	$(9,706,631)	$(11,737,689)	$4,021,779

$—	$500	$—	$—	$—	$—	$—	$—
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    125

STATEMENTS OF CHANGES IN NET ASSETS

			Inverse S&P 500
	Nova Fund		Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income (Loss)	$410,874	$1,080,329	$(73,398)	$825,635
Net Realized Gain (Loss) on Investments	(28,900,452)	5,154,818	23,820,454	(1,764,661)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,253,855)	(1,800,911)	(212,756)	182,590

Net Increase (Decrease) in Net Assets from Operations	(37,743,433)	4,434,236	23,534,300	(756,436)

Distributions to Shareholders from:
Net Investment Income	(223,114)	(1,161,348)	(172,209)	(767,870)
Realized Gain on Investments	—	—	—	—

Total Distributions to Shareholders	(223,114)	(1,161,348)	(172,209)	(767,870)

Share Transactions
Proceeds from Shares Purchased	189,555,477	273,549,727	1,047,740,031	352,463,997
Value of Shares Purchased through Dividend Reinvestment	223,114	1,161,348	172,209	767,870
Cost of Shares Redeemed	(198,916,487)	(330,269,317)	(1,069,928,756)	(349,151,544)

Net Increase (Decrease) in Net Assets From Share Transactions	(9,137,896)	(55,558,242)	(22,016,516)	4,080,323

Capital Contribution from Advisor	—	—	950,611	—

Net Increase (Decrease) in Net Assets	(47,104,443)	(52,285,354)	2,296,186	2,556,017
Net Assets—Beginning of Period	82,191,326	134,476,680	21,581,309	19,025,292

Net Assets—End of Period	$35,086,883	$82,191,326	$23,877,495	$21,581,309

Undistributed Net Investment Income—End of Period	$410,874	$223,114	$—	$172,208

126 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

		Inverse NASDAQ-100®		S&P 500		NASDAQ-100®
NASDAQ-100®Fund		Strategy Fund		2x Strategy Fund		2x Strategy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$(342,309)	$140,368	$16,229	$814,033	$158,278	$361,467	$(188,405)	$205,829
(10,909,643)	11,931,932	8,517,408	(5,163,846)	(30,556,220)	1,141,227	(33,477,320)	(4,011,465)

(17,937,578)	(503,303)	(105,566)	(201,817)	(1,174,945)	(1,476,028)	(7,713,199)	4,523,444

(29,189,530)	11,568,997	8,428,071	(4,551,630)	(31,572,887)	26,666	(41,378,924)	717,808

(77,200)	(63,168)	(66,793)	(906,240)	—	(354,038)	(42,494)	(186,716)
—	—	—	—	—	(3,786,307)	—	—

(77,200)	(63,168)	(66,793)	(906,240)	—	(4,140,345)	(42,494)	(186,716)

235,783,846	352,847,814	350,204,615	1,210,258,728	359,293,713	206,969,261	379,346,745	1,067,742,482
77,200	63,168	66,793	906,240	—	4,140,345	42,494	186,716
(256,100,482)	(354,795,402)	(360,145,407)	(1,215,995,634)	(337,636,561)	(208,230,256)	(379,689,311)	(1,033,063,920)

(20,239,436)	(1,884,420)	(9,873,999)	(4,830,666)	21,657,152	2,879,350	(300,072)	34,865,278

—	—	—	—	—	—	—	—

(49,506,166)	9,621,409	(1,512,721)	(10,288,536)	(9,915,735)	(1,234,329)	(41,721,490)	35,396,370
82,492,496	72,871,087	13,640,087	23,928,623	36,428,922	37,663,251	65,068,982	29,672,612

$32,986,330	$82,492,496	$12,127,366	$13,640,087	$26,513,187	$36,428,922	$23,347,492	$65,068,982

$—	$77,200	$16,229	$66,793	$158,278	$—	$—	$42,493

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    127

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Mid-Cap		Inverse Mid-Cap
	1.5x Strategy Fund		Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income	$13,700	$452,666	$6,614	$105,883
Net Realized Gain (Loss) on Investments	(8,844,290)	(299,351)	612,047	(236,703)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,351,147)	(2,126,958)	(243,768)	(7,630)

Net Increase (Decrease) in Net Assets from Operations	(10,181,737)	(1,973,643)	374,893	(138,450)

Distributions to Shareholders from:
Net Investment Income	—	(470,418)	(30,085)	(119,992)
Realized Gain on Investments	—	(3,554,938)	—	—

Total Distributions to Shareholders	—	(4,025,356)	(30,085)	(119,992)

Share Transactions
Proceeds from Shares Purchased	102,921,383	388,695,373	60,317,135	106,240,775
Value of Shares Purchased through Dividend Reinvestment	—	4,025,356	30,085	119,992
Cost of Shares Redeemed	(107,482,610)	(397,814,356)	(58,908,702)	(109,031,843)

Net Increase (Decrease) in Net Assets From Share Transactions	(4,561,227)	(5,093,627)	1,438,518	(2,671,076)

Net Increase (Decrease) in Net Assets	(14,742,964)	(11,092,626)	1,783,326	(2,929,518)
Net Assets—Beginning of Period	27,893,318	38,985,944	3,029,216	5,958,734

Net Assets—End of Period	$13,150,354	$27,893,318	$4,812,542	$3,029,216

Undistributed Net Investment Income—End of Period	$13,700	$—	$—	$18,025

128 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Russell 2000®		Russell 2000®		Inverse Russell 2000®		Government Long Bond
2x Strategy Fund		1.5x Strategy Fund		Strategy Fund		1.2x Strategy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$2,245	$54,693	$7,455	$405,819	$24,887	$344,137	$1,614,871	$1,898,755
(4,069,001)	(987,631)	(10,189,988)	(156,131)	1,985,466	286,881	15,787,577	1,053,605
39,813	42,780	(57,299)	(3,591,433)	(258,727)	(92,722)	9,919,553	1,248,169

(4,026,943)	(890,158)	(10,239,832)	(3,341,745)	1,751,626	538,296	27,322,001	4,200,529

(54,736)	(1,234)	(24,991)	(459,551)	(77,668)	(382,872)	(1,614,871)	(1,898,770)
—	(55,803)	—	(1,542,506)	—	—	—	—

(54,736)	(57,037)	(24,991)	(2,002,057)	(77,668)	(382,872)	(1,614,871)	(1,898,770)

66,696,125	51,531,314	228,443,245	367,099,100	245,228,300	207,784,835	474,352,681	463,570,772
54,736	57,037	24,991	2,002,057	77,668	382,872	1,614,871	1,898,770
(65,452,310)	(49,020,342)	(226,104,575)	(414,989,632)	(250,736,749)	(209,025,910)	(490,330,030)	(465,941,934)

1,298,551	2,568,009	2,363,661	(45,888,475)	(5,430,781)	(858,203)	(14,362,478)	(472,392)

(2,783,128)	1,620,814	(7,901,162)	(51,232,277)	(3,756,823)	(702,779)	11,344,652	1,829,367
6,204,604	4,583,790	21,879,489	73,111,766	11,534,667	12,237,446	52,249,557	50,420,190

$3,421,476	$6,204,604	$13,978,327	$21,879,489	$7,777,844	$11,534,667	$63,594,209	$52,249,557

$2,386	$54,736	$7,619	$24,990	$—	$44,246	$—	$—

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    129

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Inverse Government		Europe
	Long Bond Strategy Fund		1.25x Strategy Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income (Loss)	$(181,920)	$652,342	$714,958	$1,851,030
Net Realized Gain (Loss) on Investments	(4,483,885)	(1,973,476)	(16,143,193)	2,171,852
Net Change in Unrealized Appreciation (Depreciation) on Investments	211,755	(827,112)	(5,799,986)	1,011,109

Net Increase (Decrease) in Net Assets from Operations	(4,454,050)	(2,148,246)	(21,228,221)	5,033,991

Distributions to Shareholders from:
Net Investment Income	(57,414)	(725,228)	(154,314)	(1,982,475)
Realized Gain on Investments	—	—	(496,316)	(8,037,155)

Total Distributions to Shareholders	(57,414)	(725,228)	(650,630)	(10,019,630)

Share Transactions
Proceeds from Shares Purchased	319,401,142	178,977,020	79,201,238	219,995,801
Value of Shares Purchased through Dividend Reinvestment	57,414	725,228	650,630	10,019,630
Cost of Shares Redeemed	(321,933,649)	(188,463,694)	(128,270,198)	(231,687,377)

Net Increase (Decrease) in Net Assets From Share Transactions	(2,475,093)	(8,761,446)	(48,418,330)	(1,671,946)

Net Increase (Decrease) in Net Assets	(6,986,557)	(11,634,920)	(70,297,181)	(6,657,585)
Net Assets—Beginning of Period	17,611,452	29,246,372	82,832,659	89,490,244

Net Assets—End of Period	$10,624,895	$17,611,452	$12,535,478	$82,832,659

Undistributed Net Investment Income—End of Period	$—	$57,414	$517,214	$154,313

130 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Japan		Dow		Inverse Dow		Small-Cap
1.25x Strategy Fund		2x Strategy Fund		2x Strategy Fund		Value Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$31,969	$808,841	$259,851	$442,216	$(6,737)	$580,349	$198,801	$117,534
(6,666,124)	(2,407,314)	(20,232,026)	(1,498,294)	10,429,174	(2,623,725)	(10,574,577)	(875,146)
1,520,735	(1,209,398)	(4,158,392)	(41,827)	(766,102)	807,666	(66,716)	(2,300,846)

(5,113,420)	(2,807,871)	(24,130,567)	(1,097,905)	9,656,335	(1,235,710)	(10,442,492)	(3,058,458)

(76,368)	(1,177,302)	(405,000)	(428,235)	(65,614)	(650,488)	(117,535)	(29,154)
—	—	—	(4,564,672)	(4,005,690)	—	—	(2,089,925)

(76,368)	(1,177,302)	(405,000)	(4,992,907)	(4,071,304)	(650,488)	(117,535)	(2,119,079)

82,969,661	136,271,443	216,705,153	210,572,797	387,121,913	148,035,616	61,739,467	47,931,806
76,368	1,177,302	405,000	4,992,907	4,071,304	650,488	117,535	2,119,079
(80,320,566)	(148,405,041)	(201,051,518)	(210,015,349)	(396,959,455)	(151,968,697)	(50,696,367)	(69,287,218)

2,725,463	(10,956,296)	16,058,635	5,550,355	(5,766,238)	(3,282,593)	11,160,635	(19,236,333)

(2,464,325)	(14,941,469)	(8,476,932)	(540,457)	(181,207)	(5,168,791)	600,608	(24,413,870)
15,568,221	30,509,690	44,824,796	45,365,253	11,884,610	17,053,401	9,709,650	34,123,520

$13,103,896	$15,568,221	$36,347,864	$44,824,796	$11,703,403	$11,884,610	$10,310,258	$9,709,650

$31,969	$76,368	$—	$136,108	$—	$59,582	$198,801	$117,535

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    131

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Mid-Cap		Large-Cap
	Value Fund		Value Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income (Loss)	$266,722	$282,228	$438,407	$672,543
Net Realized Gain (Loss) on Investments	(7,541,970)	1,578,360	(11,659,693)	5,047,817
Net Change in Unrealized Appreciation (Depreciation) on Investments	(785,062)	(2,259,896)	4,873	(5,927,846)

Net Increase (Decrease) in Net Assets from Operations	(8,060,310)	(399,308)	(11,216,413)	(207,486)

Distributions to Shareholders from:
Net Investment Income	—	(366,943)	(173,272)	(639,172)
Realized Gain on Investments	(1,633,526)	(17,776)	(2,551,427)	(4,733,675)

Total Distributions to Shareholders	(1,633,526)	(384,719)	(2,724,699)	(5,372,847)

Share Transactions
Proceeds from Shares Purchased	37,059,547	119,801,427	79,752,005	188,096,688
Value of Shares Purchased through Dividend Reinvestment	1,633,526	384,719	2,724,699	5,372,847
Cost of Shares Redeemed	(37,401,992)	(131,658,649)	(83,856,157)	(246,412,645)

Net Increase (Decrease) in Net Assets From Share Transactions	1,291,081	(11,472,503)	(1,379,453)	(52,943,110)

Net Increase (Decrease) in Net Assets	(8,402,755)	(12,256,530)	(15,320,565)	(58,523,443)
Net Assets—Beginning of Period	15,997,792	28,254,322	24,799,284	83,322,727

Net Assets—End of Period	$7,595,037	$15,997,792	$9,478,719	$24,799,284

Undistributed Net Investment Income—End of Period	$266,722	$—	$438,407	$173,272

132 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Small-Cap		Mid-Cap		Large-Cap		U.S. Government
Growth Fund		Growth Fund		Growth Fund		Money Market Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$(5,119)	$(185,034)	$(207,818)	$(181,849)	$(93,835)	$(150,559)	$3,944,200	$10,144,753
(6,099,762)	(146,038)	(6,088,855)	(828,789)	(9,182,357)	(1,379,474)	77,579	—
(281,627)	(1,001,524)	(3,409,958)	1,414,199	(2,461,497)	1,634,631	—	—

(6,386,508)	(1,332,596)	(9,706,631)	403,561	(11,737,689)	104,598	4,021,779	10,144,753

—	—	—	—	—	—	(3,944,200)	(10,144,753)
—	(1,579,622)	—	(2,700,731)	—	(715,291)	—	—

—	(1,579,622)	—	(2,700,731)	—	(715,291)	(3,944,200)	(10,144,753)

80,629,274	119,144,626	93,243,235	182,659,368	96,181,370	153,983,619	1,084,838,242	1,479,694,976
—	1,579,622	—	2,700,731	—	715,291	3,944,200	10,144,753
(72,953,255)	(128,683,642)	(97,781,591)	(172,563,004)	(107,512,062)	(141,380,688)	(1,005,259,657)	(1,420,642,029)

7,676,019	(7,959,394)	(4,538,356)	12,797,095	(11,330,692)	13,318,222	83,522,785	69,197,700

1,289,511	(10,871,612)	(14,244,987)	10,499,925	(23,068,381)	12,707,529	83,600,364	69,197,700
12,427,964	23,299,576	25,939,708	15,439,783	36,275,146	23,567,617	277,345,537	208,147,837

$13,717,475	$12,427,964	$11,694,721	$25,939,708	$13,206,765	$36,275,146	$360,945,901	$277,345,537

$—	$—	$—	$—	$—	$—	$7,497	$7,497

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    133

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

															RATIOS TO
															AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions		Distributions					Net Increase	NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net		from Net				Other	(Decrease) in	VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment		Realized	Return of	Total		Capital	Net Asset	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income		Gains	Capital	Distributions		Items	Value	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Nova Fund
December 31, 2008†††	$100.60	$.60	$(55.40)	$(54.80)	$(.30)		$—	$—	$(.30)		—	$(55.10)	$45.50	(54.47)%	1.52%	0.75%	182%	$35,087
December 31, 2007†††	100.90	1.20	—	1.20	(1.50)		—	—	(1.50)		—	(.30)	100.60	1.13%	1.46%	1.12%	94%	82,191
December 31, 2006†††	85.60	1.10	15.40	16.50	(1.20)		—	—	(1.20)		—	15.30	100.90	19.27%	1.48%	1.18%	211%	134,477
December 31, 2005†††	82.60	.50	2.80	3.30	(.30)		—	—	(.30)		—	3.00	85.60	3.97%	1.53%	0.60%	381%	132,018
December 31, 2004†††	72.10	.30	10.20	10.50	(—	) §	—	—	(—	) §	—	10.50	82.60	14.62%	1.46%	0.41%	654%	130,200

Inverse S&P 500 Strategy Fund
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)		—	—	(.36)		.49▲	16.23	58.44	39.25%	1.67%	(0.14)%	—	23,877
December 31, 2007	43.90	1.35	(1.00)	.35	(2.04)		—	—	(2.04)		—	(1.69)	42.21	0.83%	1.63%	3.04%	—	21,581
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)		—	—	(3.70)		—	(7.60)	43.90	(7.50)%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—		—	—	—		—	(.40)	51.50	(0.77)%	1.70%	1.46%	—	32,505
December 31, 2004†††	57.70	(.20)	(5.60)	(5.80)	—		—	—	—		—	(5.80)	51.90	(10.05)%	1.62%	(0.28)%	—	19,076

NASDAQ-100® Fund
December 31, 2008	18.12	(.09)	(7.51)	(7.60)	(.02)		—	—	(.02)		—	(7.62)	10.50	(41.91)%	1.55%	(0.62)%	107%	32,986
December 31, 2007	15.39	.03	2.71	2.74	(.01)		—	—	(.01)		—	2.73	18.12	17.82%	1.51%	0.18%	110%	82,492
December 31, 2006	14.55	(.07)	.91	.84	—		—	—	—		—	.84	15.39	5.77%	1.49%	(0.50)%	152%	72,871
December 31, 2005	14.39	(.09)	.25	.16	—		—	—	—		—	.16	14.55	1.11%	1.50%	(0.68)%	294%	102,487
December 31, 2004	13.16	(.02)	1.25	1.23	—		—	—	—		—	1.23	14.39	9.35%	1.47%	(0.17)%	418%	191,476

Inverse NASDAQ-100® Strategy Fund
December 31, 2008	16.99	.02	8.13	8.15	(.09)		—	—	(.09)		—	8.06	25.05	47.96%	1.70%	0.08%	—	12,127
December 31, 2007	19.79	.64	2.87	(2.23)	(.57)		—	—	(.57)		—	(2.80)	16.99	(11.28)%	1.68%	3.40%	—	13,640
December 31, 2006	21.51	.74	(1.07)	(.33)	(1.39)		—	—	(1.39)		—	(1.72)	19.79	(1.40)%	1.64%	3.35%	—	23,929
December 31, 2005	21.24	.33	(.06)	.27	—		—	—	—		—	.27	21.51	1.27%	1.63%	1.49%	—	19,648
December 31, 2004	24.09	(.08)	(2.77)	(2.85)	—		—	—	—		—	(2.85)	21.24	(11.83)%	1.64%	(0.35)%	—	23,928

S&P 500 2x Strategy Fund
December 31, 2008†††	192.40	.70	(131.51)	(130.81)	—		—	—	—		—	(130.81)	61.59	(67.98)%	1.67%	0.56%	305%	26,513
December 31, 2007†††	217.10	2.60	(.80)	1.80	(2.30)		(24.20)	—	(26.50)		—	(24.70)	192.40	0.61%	1.62%	1.12%	104%	36,429
December 31, 2006†††	183.70	2.30	41.20	43.50	(2.00)		(8.10)	—	(10.10)		—	33.40	217.10	23.70%	1.64%	1.13%	168%	37,663
December 31, 2005†††	198.30	1.00	5.30	6.30	(.20)		(20.70)	—	(20.90)		—	(14.60)	183.70	3.38%	1.65%	0.55%	585%	25,397
December 31, 2004†††	215.90	.20	29.80	30.00	—		(47.60)	—	(47.60)		—	(17.60)	198.30	16.90%	1.65%	0.09%	974%	29,053

NASDAQ-100® 2x Strategy Fund
December 31, 2008	29.98	(.10)	(21.66)	(21.76)	(.02)		—	—	(.02)		—	(21.78)	8.20	(72.60)%	1.72%	(0.53)%	175%	23,347
December 31, 2007	23.46	.13	6.49	6.62	(.10)		—	—	(.10)		—	6.52	29.98	28.20%	1.66%	0.45%	203%	65,069
December 31, 2006	22.39	.03	1.06	1.09	(.02)		—	—	(.02)		—	1.07	23.46	4.86%	1.65%	0.14%	250%	29,673
December 31, 2005	23.09	(.09)	(.61)	(.70)	—		—	—	—		—	(.70)	22.39	(3.03)%	1.65%	(0.42)%	343%	44,313
December 31, 2004	21.73	(.06)	2.76	2.70	(.97)		(.06)	(.31)	(1.34)		—	1.36	23.09	14.21%	1.65%	(0.29)%	662%	57,599

Mid-Cap 1.5x Strategy Fund
December 31, 2008	21.72	.01	(11.92)	(11.91)	—		—	—	—		—	(11.91)	9.81	(54.83)%	1.66%	0.07%	163%	13,150
December 31, 2007	24.20	.28	.65	.93	(.40)		(3.01)	—	(3.41)		—	(2.48)	21.72	3.60%	1.64%	1.05%	368%	27,893
December 31, 2006	30.15	.11	3.23	3.34	(.13)		(9.16)	—	(9.29)		—	(5.95)	24.20	10.46%	1.64%	0.34%	478%	38,986
December 31, 2005	26.50	(.02)	3.75	3.73	—		(.08)	—	(.08)		—	3.65	30.15	14.07%	1.65%	(0.05)%	573%	51,197
December 31, 2004	24.74	(.09)	4.96	4.87	—		(3.11)	—	(3.11)		—	1.76	26.50	22.14%	1.64%	(0.37)%	866%	34,162
134    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
											AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		Net Increase	NET ASSET					Net			Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		(Decrease) in	VALUE,	Total				Investment		Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Operating		Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	Value	PERIOD	Return††	Expenses	Expenses		(Loss)		Rate	omitted)

Inverse Mid-Cap Strategy Fund
December 31, 2008	$35.03	$.05	$12.04	$12.09	$(.32)	$—	$(.32)	$11.77	$46.80	34.42%	1.67%	1.67%		0.12%		—	$4,813
December 31, 2007	36.96	1.06	(1.81)	(.75)	(1.18)	—	(1.18)	(1.93)	35.03	(1.98)%	1.67%	1.67%		3.04%		—	3,029
December 31, 2006	39.15	1.32	(2.83)	(1.51)	(.68)	—	(.68)	(2.19)	36.96	(3.83)%	1.65%	1.65%		3.49%		—	5,959
December 31, 2005	44.03	.70	(4.31)	(3.61)	(1.27)	—	(1.27)	(4.88)	39.15	(8.16)%	1.64%	1.64%		1.65%		—	2,846
December 31, 2004*	50.00	(.06)	(5.91)	(5.97)	—	—	—	(5.97)	44.03	(11.94)%	1.62%**	1.62	%**	(0.17	)%**	—	1,319
Russell 2000® 2x Strategy Fund
December 31, 2008†††	224.30	.10	(148.93)	(148.83)	(1.80)	—	(1.80)	(150.63)	73.67	(66.18)%	1.68%	1.68%		0.06%		347%	3,421
December 31, 2007†††	259.70	2.50	(35.20)	(32.70)	(.10)	(2.60)	(2.70)	(35.40)	224.30	(12.59)%	1.64%	1.64%		0.95%		174%	6,205
December 31, 2006*†††	250.00	.50	9.60	10.10	(.40)	—	(.40)	9.70	259.70	4.06%	1.64%**	1.64	%**	1.02	%**	60%	4,584
Russell 2000® 1.5x Strategy Fund
December 31, 2008	34.20	.01	(17.58)	(17.57)	(.06)	—	(.06)	(17.63)	16.57	(51.36)%	1.68%	1.68%		0.05%		490%	13,978
December 31, 2007	41.14	.49	(3.26)	(2.77)	(.96)	(3.21)	(4.17)	(6.94)	34.20	(6.74)%	1.66%	1.66%		1.16%		354%	21,879
December 31, 2006	34.14	.19	6.93	7.12	(.12)	—	(.12)	7.00	41.14	20.85%	1.64%	1.64%		0.49%		380%	73,112
December 31, 2005	33.65	.01	1.31	1.32	(.83)	—	(.83)	.49	34.14	3.91%	1.63%	1.63%		0.04%		404%	38,589
December 31, 2004	29.75	(.10)	6.95	6.85	—	(2.95)	(2.95)	3.90	33.65	25.20%	1.65%	1.65%		(0.32)%		1,171%	112,649
Inverse Russell 2000® Strategy Fund
December 31, 2008	34.66	.08	8.54	8.62	(.58)	—	(.58)	8.04	42.70	24.69%	1.69%	1.69%		0.22%		—	7,778
December 31, 2007	34.61	1.10	.76	1.86	(1.81)	—	(1.81)	.05	34.66	5.37%	1.67%	1.67%		3.19%		—	11,535
December 31, 2006	40.60	1.30	(6.16)	(4.86)	(1.13)	—	(1.13)	(5.99)	34.61	(11.95)%	1.64%	1.64%		3.48%		—	12,237
December 31, 2005	42.83	.65	(1.98)	(1.33)	(.90)	—	(.90)	(2.23)	40.60	(3.07)%	1.63%	1.63%		1.49%		—	11,850
December 31, 2004*	50.00	(.10)	(7.07)	(7.17)	—	—	—	(7.17)	42.83	(14.34)%	1.65%**	1.65	%**	(0.29	)%**	—	4,344
Government Long Bond 1.2x Strategy Fund
December 31, 2008	12.24	.35	5.00	5.35	(.35)	—	(.35)	5.00	17.24	44.87%	1.22%	1.22%		2.75%		1,372%	63,594
December 31, 2007	11.56	.41	.68	1.09	(.41)	—	(.41)	.68	12.24	9.77%	1.20%	1.20%		3.60%		1,367%	52,250
December 31, 2006	12.38	.42	(.82)	(.40)	(.42)	—	(.42)	(.82)	11.56	(3.14)%	1.20%	1.20%		3.66%		1,339%	50,420
December 31, 2005	11.88	.41	.50	.91	(.41)	—	(.41)	.50	12.38	7.71%	1.18%	1.18%		3.30%		1,284%	60,160
December 31, 2004	11.67	.40	.54	.94	(.40)	(.33)	(.73)	.21	11.88	8.42%	1.21%	1.21%		3.36%		1,318%	48,709
Inverse Government Long Bond Strategy Fund
December 31, 2008	19.58	(.21)	(5.68)	(5.89)	(.09)	—	(.09)	(5.98)	13.60	(30.21)%	4.12%	1.65	%à	(1.12)%		2,851%	10,625
December 31, 2007	21.55	.70	(1.67)	(.97)	(1.00)	—	(1.00)	(1.97)	19.58	(4.51)%	3.83%	1.63	%à	3.17%		1,123%	17,611
December 31, 2006	20.80	.69	.97	1.66	(.91)	—	(.91)	.75	21.55	8.11%	5.12%	1.63	%à	3.08%		597%	29,246
December 31, 2005	21.95	(.07)	(1.08)	(1.15)	—	—	—	(1.15)	20.80	(5.24)%	5.11%	1.63	%à	(0.33)%		589%	29,671
December 31, 2004	24.82	(.66)	(1.98)	(2.64)	—	(.23)	(.23)	(2.87)	21.95	(10.67)%	5.02%	1.63	%à	(2.86)%		—	41,098
Europe 1.25x Strategy Fund
December 31, 2008	29.95	.55	(17.04)	(16.49)	(.19)	(.62)	(.81)	(17.30)	12.65	(54.86)%	1.67%	1.67%		2.33%		111%	12,535
December 31, 2007	29.60	.70	3.26	3.96	(.71)	(2.90)	(3.61)	.35	29.95	13.06%	1.63%	1.63%		2.18%		220%	82,833
December 31, 2006	23.84	.70	6.31	7.01	(.48)	(.77)	(1.25)	5.76	29.60	29.51%	1.65%	1.65%		2.55%		219%	89,490
December 31, 2005	22.62	.21	1.23	1.44	(.09)	(.13)	(.22)	1.22	23.84	6.36%	1.63%	1.63%		0.94%		399%	25,954
December 31, 2004	22.87	(.05)	3.71	3.66	(3.82)	(.09)	(3.91)	(.25)	22.62	16.15%	1.64%	1.64%		(0.23)%		—	54,994
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    135

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

				Net Increase									RATIOS TO
			Net Realized	(Decrease)									AVERAGE NET ASSETS:
	NET ASSET	Net	and	in Net Asset	Distributions		Distributions			Net Increase	NET ASSET			Net			Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net		from Net		Payments	(Decrease) in	VALUE,	Total		Investment		Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment		Realized	Total	by	Net Asset	END OF	Investment	Total	Income		Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income		Gains	Distributions	Affiliates	Value	PERIOD	Return††	Expenses	(Loss)		Rate	omitted)

Japan 1.25x Strategy Fund
December 31, 2008	$22.73	$.05	$(7.86)	$(7.81)	$(.13)		$—	$(.13)	$.29■	$(7.65)	$15.08	(32.97)%	1.65%	0.25%		—	$13,104
December 31, 2007	27.13	.88	(3.83)	(2.95)	(1.45)		—	(1.45)	—	(4.40)	22.73	(11.23)%	1.64%	3.32%		—	15,568
December 31, 2006	33.42	1.02	.50	1.52	(1.29)		(6.52)	(7.81)	—	(6.29)	27.13	5.14%	1.63%	2.99%		—	30,510
December 31, 2005	27.77	.48	5.17	5.65	—		—	—	—	5.65	33.42	20.35%	1.70%	1.72%		—	55,219
December 31, 2004	25.17	(.14)	2.74	2.60	—		—	—	—	2.60	27.77	10.33%	1.63%	(0.50)%		—	14,228
Dow 2x Strategy Fund
December 31, 2008†††	128.50	.75	(80.11)	(79.36)	(.90)		—	(.90)	—	(80.26)	48.24	(61.71)%	1.68%	0.90%		78%	36,348
December 31, 2007†††	134.45	1.80	9.65	11.45	(1.50)		(15.90)	(17.40)	—	(5.95)	128.50	8.15%	1.63%	1.22%		105%	44,825
December 31, 2006†††	115.50	2.00	32.90	34.90	(.75)		(15.20)	(15.95)	—	18.95	134.45	30.54%	1.65%	1.52%		224%	45,365
December 31, 2005†††	129.45	1.20	(6.25)	(5.05)	(.85)		(8.05)	(8.90)	—	(13.95)	115.50	(3.81)%	1.67%	1.03%		666%	12,920
December 31, 2004*†††	125.00	.70	10.15	10.85	(5.80)		(.60)	(6.40)	—	4.45	129.45	8.65%	1.63%**	0.91	%**	907%	10,419
Inverse Dow 2x Strategy Fund
December 31, 2008	28.79	(.01)	18.12	18.11	(.18)		(11.11)	(11.29)	—	6.82	35.61	60.84%	1.69%	(0.03)%		—	11,703
December 31, 2007	33.34	1.02	(4.06)	(3.04)	(1.51)		—	(1.51)	—	(4.55)	28.79	(8.99)%	1.66%	3.36%		—	11,885
December 31, 2006	43.20	1.35	(10.75)	(9.40)	(.46)		—	(.46)	—	(9.86)	33.34	(21.77)%	1.64%	3.61%		—	17,053
December 31, 2005	43.22	.74	(.06)	.68	(.70)		—	(.70)	—	(.02)	43.20	1.63%	1.65%	1.67%		—	7,257
December 31, 2004*	50.00	(.03)	(5.71)	(5.74)	—		(1.04)	(1.04)	—	(6.78)	43.22	(11.47)%	1.62%**	(0.09	)%**	—	3,184
Small-Cap Value Fund
December 31, 2008†††	91.10	1.20	(40.87)	(39.67)	(.60)		—	(.60)	—	(40.27)	50.83	(43.50)%	1.52%	1.60%		391%	10,310
December 31, 2007†††	143.00	.95	(29.85)	(28.90)	(.30)		(22.70)	(23.00)	—	(51.90)	91.10	(20.36)%	1.49%	0.66%		241%	9,710
December 31, 2006†††	128.35	.90	23.70	24.60	(.85)		(9.10)	(9.95)	—	14.65	143.00	19.21%	1.49%	0.64%		433%	34,124
December 31, 2005†††	144.20	(.25)	5.65	5.40	—		(21.25)	(21.25)	—	(15.85)	128.35	3.64%	1.47%	(0.16)%		825%	19,035
December 31, 2004*†††	125.00	.05	22.50	22.55	(.05)		(3.30)	(3.35)	—	19.20	144.20	18.03%	1.46%**	0.07	%**	507%	47,274
Mid-Cap Value Fund
December 31, 2008†††	104.20	1.75	(47.84)	(46.09)	—		(14.65)	(14.65)	—	(60.74)	43.46	(43.63)%	1.51%	2.06%		255%	7,595
December 31, 2007†††	111.90	1.05	(6.45)	(5.40)	(2.20)		(.10)	(2.30)	—	(7.70)	104.20	(4.85)%	1.49%	0.87%		358%	15,998
December 31, 2006†††	96.35	1.40	15.05	16.45	(.90)		—	(.90)	—	15.55	111.90	17.08%	1.49%	1.37%		307%	28,254
December 31, 2005†††	135.40	.35	11.40	11.75	(1.00)		(49.80)	(50.80)	—	(39.05)	96.35	8.32%	1.48%	0.26%		1,133%	14,232
December 31, 2004*†††	125.00	—	19.00	19.00	(—	) §	(8.60)	(8.60)	—	10.40	135.40	15.20%	1.48%**	0.01	%**	1,173%	19,479
Large-Cap Value Fund
December 31, 2008†††	126.85	2.35	(65.04)	(62.69)	(1.15)		(17.20)	(18.35)	—	(81.04)	45.81	(48.65)%	1.51%	2.42%		389%	9,479
December 31, 2007†††	158.90	2.10	(10.15)	(8.05)	(2.85)		(21.15)	(24.00)	—	(32.05)	126.85	(5.37)%	1.49%	1.28%		307%	24,799
December 31, 2006†††	139.50	1.95	22.65	24.60	(1.25)		(3.95)	(5.20)	—	19.40	158.90	17.66%	1.50%	1.29%		401%	83,323
December 31, 2005†††	138.40	1.05	4.75	5.80	(.75)		(3.95)	(4.70)	—	1.10	139.50	4.19%	1.50%	0.77%		493%	24,547
December 31, 2004*†††	125.00	.60	15.00	15.60	(.55)		(1.65)	(2.20)	—	13.40	138.40	12.49%	1.45%**	0.69	%**	983%	11,144
Small-Cap Growth Fund
December 31, 2008	27.07	(.01)	(9.28)	(9.29)	—		—	—	—	(9.29)	17.78	(34.32)%	1.52%	(0.04)%		465%	13,717
December 31, 2007	29.92	(.28)	.30	.02	—		(2.87)	(2.87)	—	(2.85)	27.07	(0.11)%	1.49%	(0.90)%		573%	12,428
December 31, 2006	28.64	(.31)	2.54	2.23	—		(.95)	(.95)	—	1.28	29.92	7.73%	1.49%	(1.01)%		769%	23,300
December 31, 2005	28.55	(.21)	2.00	1.79	—		(1.70)	(1.70)	—	.09	28.64	6.20%	1.50%	(0.72)%		737%	24,308
December 31, 2004*	25.00	(.17)	4.12	3.95	—		(.40)	(.40)	—	3.55	28.55	15.82%	1.46%**	(0.93	)%**	733%	30,269
136    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

				Net Increase							RATIOS TO
			Net Realized	(Decrease)							AVERAGE NET ASSETS:
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		Net Increase	NET ASSET				Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		(Decrease) in	VALUE,	Total			Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Net	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	Value	PERIOD	Return††	Expenses	Expenses	(Loss)	Rate	omitted)

Mid-Cap Growth Fund
December 31, 2008	$29.51	$(.24)	$(10.42)	$(10.66)	$—	$—	$—	$(10.66)	$18.85	(36.12)%	1.51%	1.51%	(0.89)%	381%	$11,695
December 31, 2007	29.33	(.19)	2.69	2.50	—	(2.32)	(2.32)	.18	29.51	8.42%	1.48%	1.48%	(0.61)%	591%	25,940
December 31, 2006	30.24	(.28)	1.26	.98	—	(1.89)	(1.89)	(.91)	29.33	3.13%	1.47%	1.47%	(0.90)%	462%	15,440
December 31, 2005	27.13	(.20)	3.31	3.11	—	—	—	3.11	30.24	11.46%	1.52%	1.52%	(0.70)%	1,178%	53,035
December 31, 2004*	25.00	(.13)	2.26	2.13	—	—	—	2.13	27.13	8.52%	1.46%**	1.46%**	(0.75) %**	875%	20,702
Large-Cap Growth Fund
December 31, 2008	27.36	(.09)	(10.80)	(10.89)	—	—	—	(10.89)	16.47	(39.80)%	1.51%	1.51%	(0.40)%	360%	13,207
December 31, 2007	26.68	(.16)	1.46	1.30	—	(.62)	(.62)	.68	27.36	4.87%	1.48%	1.48%	(0.57)%	521%	36,275
December 31, 2006	25.69	(.17)	1.56	1.39	—	(.40)	(.40)	.99	26.68	5.40%	1.49%	1.49%	(0.66)%	612%	23,568
December 31, 2005	25.75	(.01)	.47	.46	(.02)	(.50)	(.52)	(.06)	25.69	1.77%	1.52%	1.52%	(0.03)%	1,111%	22,538
December 31, 2004*	25.00	.36	.71	1.07	(.15)	(.17)	(.32)	.75	25.75	4.26%	1.46%**	1.46%**	2.12%**	1,087%	20,012
U.S. Government Money Market Fund
December 31, 2008	1.00	.01	—	.01	(.01)	—	(.01)	—	1.00	1.14%	1.22%	1.22%	1.09%	—	360,946
December 31, 2007	1.00	.04	—	.04	(.04)	—	(.04)	—	1.00	3.90%	1.19%	1.19%	3.80%	—	277,346
December 31, 2006	1.00	.04	—	.04	(.04)	—	(.04)	—	1.00	3.82%	1.19%	1.19%	3.78%	—	208,148
December 31, 2005	1.00	.02	—	.02	(.02)	—	(.02)	—	1.00	2.00%	1.17%	1.17%	1.96%	—	185,365
December 31, 2004	1.00	—§	—	—	(—)§	—	(—)§	—	1.00	0.23%	1.19%	1.10%	0.20%	—	167,678

*	Since the commencement of operations:
May 3, 2004 — Inverse Mid-Cap Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, and Large-Cap Growth Fund; October 27, 2006 — Russell 2000® 2x Strategy Fund.

**	Annualized

†	Calculated using the average daily shares outstanding for the period.

††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†††	Per share amounts for periods ended:

December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse share split effective April 23, 2007 — Inverse S&P 500 Strategy Fund

December 31, 2004—December 31, 2008 have been restated to reflect a 1:10 reverse share split effective April 20, 2009 — Nova Fund and S&P 500 2x Strategy Fund

December 31, 2004—December 31, 2008 have been restated to reflect a 1:5 reverse share split effective April 20, 2009 — Dow 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund and Large-Cap Value Fund

December 31, 2006—December 31, 2008 have been restated to reflect a 1:10 reverse share split effective April 20, 2009 — Russell 2000® 2x Strategy Fund

§	Less than $.01 per share.

à	Operating Expenses exclude interest expense from securities sold short.

▲	Excluding the capital contribution, the Fund’s total return would have been 38.09%.

■	Excluding the reimbursement, the Fund’s total return would have been (34.25)%.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    137

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2008, the Trust consisted of fifty-eight separate funds. This report covers the Benchmark and the Money Market Funds (the “Funds”), while the other funds are contained in separate reports.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The information contained in these notes may not apply to every Fund in the Trust.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act.
Debt securities in a non 2a-7 money market fund with a maturity greater than 60 days are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a security is valued at the reported bid price, at the close of business. Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.
Open-ended investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
The value of domestic equity index and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
The value of foreign equity and currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE. In the event that no order is filled at 4:00 p.m., the security dealer provides a fair value quote at which the swap agreement is valued. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings

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NOTES TO FINANCIAL STATEMENTS (continued)

are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Net investment income is computed and dividends are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Income dividends in these Funds are accrued daily. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains in all Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and records this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.
E. Upon the purchase of an option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, that Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, that Fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, that Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security purchased by that Fund upon exercise will be increased by the premium originally paid. When a Fund writes (sells) an option, an amount equal to the premium received is entered in that
Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, that Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
F. The Trust may enter into stock and bond index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
G. The Trust may enter into domestic equity index and domestic currency index swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities, equity index or domestic currency index, in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities, equity index or domestic currency index. Swap agreements are used to obtain exposure to an equity or market without owning or taking physical custody of securities. The swap agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.
The Trust may enter into credit default swap agreements where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Upfront payments received or made by a Fund, are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

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NOTES TO FINANCIAL STATEMENTS (continued)

H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
I. The Trust may enter into forward currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the corresponding unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.
J. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the discount rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
K. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
L. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Financial Instruments
As part of its investment strategy, the Trust may utilize short sales and a variety of derivative instruments, including options, futures, options on futures, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
Short sales are transactions in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal

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NOTES TO FINANCIAL STATEMENTS (continued)

amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in which that Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The trust monitors the counterparty credit risk.
3. Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.50% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund; 0.75% of the average daily net assets of the Nova Fund, the NASDAQ-100® Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund, the Mid-Cap Growth Fund and the Large-Cap Growth Fund; and 0.90% of the average daily net assets of the remaining Funds covered in this report.
Rydex Investments provides transfer agent and administrative services to the Funds calculated at an annualized rate of 0.20% of the average daily net assets of the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund; and 0.25% of the average daily net assets of the remaining Funds covered in this report.
Rydex Investments also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets,
0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
Rydex Investments engages external service providers to perform other necessary services for the Trust, such as accounting and audit related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new funds are paid by the Trust.
The Trust has adopted a Distribution Services Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
During the year ended December 31, 2008, Rydex Investments reimbursed the Japan 1.25x Strategy Fund related to estimated losses on amounts receivable from Lehman Brothers Finance S.A. and certain of its affiliates.
On July 29, 2008, the Advisor voluntarily made a capital contribution to Inverse S&P 500 Strategy Fund to eliminate the tracking deviation from the Index.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
4. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2005 — 2008), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

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4

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2008, the following Funds expired or offset net realized capital gains with capital losses from previous years:

Fund	Amount

Nova Fund	$22,511,032
Inverse S&P 500 Strategy Fund	23,474,772
NASDAQ-100® Fund	65,045,522
Inverse NASDAQ-100® Strategy Fund	8,502,802
Inverse Mid-Cap Strategy Fund	938,294
Inverse Russell 2000® Strategy Fund	2,265,411
Government Long Bond 1.2x Strategy Fund	4,637,274
Inverse Dow 2x Strategy Fund	6,651,170
U.S. Government Money Market Fund	1,546
The tax character of distributions paid during the year ended December 31, 2008, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Nova Fund	$223,114	$—	$223,114
Inverse S&P 500 Strategy Fund	172,209	—	172,209
NASDAQ-100® Fund	77,200	—	77,200
Inverse NASDAQ-100® Strategy Fund	66,793	—	66,793
S&P500 2x Strategy Fund	—	—	—
NASDAQ-100® 2x Strategy Fund	42,494	—	42,494
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	30,085	—	30,085
Russell 2000® 2x Strategy Fund	54,736	—	54,736
Russell 2000® 1.5x Strategy Fund	24,991	—	24,991
Inverse Russell 2000® Strategy Fund	77,668	—	77,668
Government Long Bond 1.2x Strategy Fund	1,614,871	—	1,614,871
Inverse Government Long Bond Strategy Fund	57,414	—	57,414
Europe 1.25x Strategy Fund	396,212	254,418	650,630
Japan 1.25x Strategy Fund	76,368	—	76,368
Dow 2x Strategy Fund	405,000	—	405,000
Inverse Dow 2x Strategy Fund	834,289	3,237,015	4,071,304
Small-Cap Value Fund	117,535	—	117,535
Mid-Cap Value Fund	177,210	1,456,316	1,633,526
Large-Cap Value Fund	173,272	2,551,427	2,724,699
Small-Cap Growth Fund	—	—	—
Mid-Cap Growth Fund	—	—	—
Large-Cap Growth Fund	—	—	—
U.S. Government Money Market Fund	3,944,200	—	3,944,200
142    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2007, was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions

Nova Fund	$1,161,348	$—	$—	$1,161,348
Inverse S&P 500 Strategy Fund	767,870	—	—	767,870
NASDAQ-100® Fund	63,168	—	—	63,168
Inverse NASDAQ-100® Strategy Fund	906,240	—	—	906,240
S&P 500 2x Strategy Fund	2,666,050	622,608	851,687	4,140,345
NASDAQ-100® 2x Strategy Fund	186,716	—	—	186,716
Mid-Cap 1.5x Strategy Fund	1,494,103	691,701	1,839,552	4,025,356
Inverse Mid-Cap Strategy Fund	119,992	—	—	119,992
Russell 2000® 2x Strategy Fund	57,037	—	—	57,037
Russell 2000® 1.5x Strategy Fund	459,551	1,542,506	—	2,002,057
Inverse Russell 2000® Strategy Fund	382,872	—	—	382,872
Government Long Bond 1.2x Strategy Fund	1,898,770	—	—	1,898,770
Inverse Government Long Bond Strategy Fund	725,228	—	—	725,228
Europe 1.25x Strategy Fund	9,030,437	989,193	—	10,019,630
Japan 1.25x Strategy Fund	1,177,302	—	—	1,177,302
Dow 2x Strategy Fund	4,715,887	277,020	—	4,992,907
Inverse Dow 2x Strategy Fund	650,488	—	—	650,488
Small-Cap Value Fund	1,261,225	857,854	—	2,119,079
Mid-Cap Value Fund	366,943	17,776	—	384,719
Large-Cap Value Fund	3,639,001	1,733,846	—	5,372,847
Small-Cap Growth Fund	924,827	654,795	—	1,579,622
Mid-Cap Growth Fund	1,416,965	1,250,505	33,261	2,700,731
Large-Cap Growth Fund	503,128	190,616	21,547	715,291
U.S. Government Money Market Fund	10,144,753	—	—	10,144,753
The tax character of distributable earnings/(accumulated losses) at December 31, 2008, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward

Nova Fund	$410,874	$—	$(8,282,353)	$(82,081,970)[1]
Inverse S&P500 Strategy Fund	—	—	54,078	(6,957,064)[1]
NASDAQ-100® Fund	—	—	(18,890,756)	(300,562,398)[1]
Inverse NASDAQ-100® Strategy Fund	16,229	—	15,823	(8,975,375)[1]
S&P500 2x Strategy Fund	158,278	—	(4,578,128)	(25,426,896)[1]
NASDAQ-100® 2x Strategy Fund	—	—	(2,193,308)	(36,475,555)[1]
Mid-Cap 1.5x Strategy Fund	13,700	—	(2,870,819)	(8,453,446)[1]
Inverse Mid-Cap Strategy Fund	—	—	(75,791)	(853,591)[1]
Russell 2000® 2x Strategy Fund	2,452	—	(515,294)	(4,151,768)[1]
Russell 2000® 1.5x Strategy Fund	7,792	—	(2,322,524)	(8,927,085)[1]
Inverse Russell 2000® Strategy Fund	—	—	(165,120)	(5,534,622)[1]
Government Long Bond 1.2x Strategy Fund	9,888,947	4,926,154	7,878,988	—
Inverse Government Long Bond Strategy Fund	—	—	—	(15,079,394)[1]
Europe 1.25x Strategy Fund	517,214	—	(3,753,937)	(14,473,305)
Japan 1.25x Strategy Fund	31,969	—	—	(8,652,666)[1]
Dow 2x Strategy Fund	—	—	(3,084,408)	(21,135,557)[1]
Inverse Dow 2x Strategy Fund	—	—	17,210	—
Small-Cap Value Fund	198,801	—	(6,867,327)	(1,932,476)[1]
Mid-Cap Value Fund	266,722	—	(4,918,193)	(1,798,278)[1]
Large-Cap Value Fund	438,407	—	(5,729,114)	(4,082,812)[1]
Small-Cap Growth Fund	—	—	(5,377,191)	(1,085,308)[1]
Mid-Cap Growth Fund	—	—	(4,241,920)	(3,436,260)[1]
Large-Cap Growth Fund	—	—	(7,160,616)	(992,717)[1]
U.S. Government Money Market Fund	83,527	—	—	—
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    143

NOTES TO FINANCIAL STATEMENTS (continued)

1	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2009	2010	2011	2012	2013	2014	2015	2016	Carryforward

Nova Fund	$(40,390,472)	$(16,542,228)	$—	$—	$—	$—	$—	$(25,149,270)	$(82,081,970)
Inverse S&P 500 Strategy Fund	—	—	—	—	(180,775)	(5,114,923)	(1,661,366)	—	(6,957,064)
NASDAQ-100® Fund	(180,736,125)	(98,591,246)	(10,118,266)	(305,933)	—	—	—	(10,810,828)	(300,562,398)
Inverse NASDAQ-100® Strategy Fund	—	—	—	—	(2,149,850)	(1,494,971)	(5,330,554)	—	(8,975,375)
S&P 500 2x Strategy Fund	—	—	—	—	—	—	—	(25,426,896)	(25,426,896)
NASDAQ-100® 2x Strategy Fund	—	—	—	—	(798,838)	—	(2,972,623)	(32,704,094)	(36,475,555)
Mid-Cap 1.5x Strategy Fund	—	—	—	—	—	—	(157,985)	(8,295,461)	(8,453,446)
Inverse Mid-Cap Strategy Fund	—	—	—	—	—	(513,021)	(340,570)	—	(853,591)
Russell 2000® 2x Strategy Fund	—	—	—	—	—	—	(683,805)	(3,467,963)	(4,151,768)
Russell 2000® 1.5x Strategy Fund	—	—	—	—	—	—	(848,738)	(8,078,347)	(8,927,085)
Inverse Russell 2000® Strategy Fund	—	—	—	(295,607)	(955,067)	(3,912,378)	(371,570)	—	(5,534,622)
Inverse Government Long Bond Strategy Fund	—	—	—	(5,005,075)	(2,319,251)	(986,005)	(1,974,960)	(4,794,103)	(15,079,394)
Europe 1.25x Strategy Fund	—	—	—	—	—	—	—	(14,473,305)	(14,473,305)
Japan 1.25x Strategy Fund	—	—	—	—	—	(429,142)	(2,697,940)	(5,525,584)	(8,652,666)
Dow 2x Strategy Fund	—	—	—	—	—	—	—	(21,135,557)	(21,135,557)
Small-Cap Value Fund	—	—	—	—	—	—	(494,096)	(1,438,380)	(1,932,476)
Mid-Cap Value Fund	—	—	—	—	—	—	—	(1,798,278)	(1,798,278)
Large-Cap Value Fund	—	—	—	—	—	—	—	(4,082,812)	(4,082,812)
Small-Cap Growth Fund	—	—	—	—	—	—	—	(1,085,308)	(1,085,308)
Mid-Cap Growth Fund	—	—	—	—	—	—	—	(3,436,260)	(3,436,260)
Large-Cap Growth Fund	—	—	—	—	—	—	—	(992,717)	(992,717)
At December 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Nova Fund	$44,166,870	$149,270	$(8,667,560)	$(8,518,290)
Inverse S&P 500 Strategy Fund	18,368,681	—	—	—
NASDAQ-100®Fund	50,774,962	—	(18,904,751)	(18,904,751)
Inverse NASDAQ-100®Strategy Fund	12,733,367	—	—	—
S&P 500 2x Strategy Fund	27,202,377	—	(4,955,764)	(4,955,764)
NASDAQ-100®2x Strategy Fund	22,549,755	—	(2,269,847)	(2,269,847)
Mid-Cap 1.5x Strategy Fund	13,648,906	155,402	(3,186,129)	(3,030,727)
Inverse Mid-Cap Strategy Fund	4,428,644	—	—	—
Russell 2000®2x Strategy Fund	3,375,711	—	(783,482)	(783,482)
Russell 2000®1.5x Strategy Fund	15,342,091	—	(2,666,404)	(2,666,404)
Inverse Russell 2000®Strategy Fund	5,654,112	—	—	—
Government Long Bond 1.2x Strategy Fund	60,403,705	7,878,988	—	7,878,988
Inverse Government Long Bond Strategy Fund	10,487,223	—	—	—
Europe 1.25x Strategy Fund	16,052,047	—	(3,951,646)	(3,951,646)
Japan 1.25x Strategy Fund	10,280,272	—	—	—
Dow 2x Strategy Fund	29,777,797	676,531	(3,743,663)	(3,067,132)
Inverse Dow 2x Strategy Fund	8,743,354	—	—	—
Small-Cap Value Fund	17,422,335	—	(6,867,327)	(6,867,327)
Mid-Cap Value Fund	12,455,716	—	(4,918,193)	(4,918,193)
Large-Cap Value Fund	15,198,749	—	(5,729,114)	(5,729,114)
Small-Cap Growth Fund	19,086,398	—	(5,377,191)	(5,377,191)
Mid-Cap Growth Fund	15,864,303	—	(4,241,920)	(4,241,920)
Large-Cap Growth Fund	20,387,656	—	(7,160,616)	(7,160,616)
U.S. Government Money Market Fund	373,807,711	—	—	—
144    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Fund	Capital

Inverse Mid-Cap Strategy Fund	$(509,821)
Russell 2000® 2x Strategy Fund	(328,309)
Inverse Russell 2000® Fund	(380,497)
Dow 2x Strategy Fund	(1,852,237)
Inverse Dow 2x Strategy Fund	(617,591)
Small-Cap Value Fund	(4,476,804)
Mid-Cap Value Fund	(3,796,482)
Large-Cap Value Fund	(3,979,397)
Small-Cap Growth Fund	(2,707,724)
Mid-Cap Growth Fund	(3,454,103)
Large-Cap Growth Fund	(3,539,726)
5. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding as of December 31, 2008, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.03% due 01/02/09	$49,841,465	$49,841,465	$49,841,548
Mizuho Financial Group, Inc.	0.02% due 01/02/09	45,000,000	45,000,000	45,000,050
Morgan Stanley	0.01% due 01/02/09	45,000,000	45,000,000	45,000,025
UBS Financial Services	0.01% due 01/02/09	45,000,000	45,000,000	45,000,025

			$184,841,465	$184,841,648

As of December 31, 2008, the collateral for the repurchase agreements was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	08/31/09 – 08/15/18	1.500% – 5.125%	$69,022,000	$76,858,108
U.S. Treasury Bill	05/07/09	—	45,906,500	45,900,073
U.S. TIP Bond	01/15/26	2.000%	43,599,000	45,900,318
U.S. TIP Note	01/15/10	4.250%	15,365,000	19,837,560
U.S. Treasury Bond	02/15/19 – 05/15/30	6.250% – 8.875%	31,000	47,724

				$188,543,783

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    145

NOTES TO FINANCIAL STATEMENTS (continued)

6. Fair Value Measurement
Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurement, which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1	—	quoted prices in active markets for identical securities.

Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2008:

	Level 1	Level 1		Level 2	Level 2		Level 3	Level 3
	Investments	Other Financial		Investments	Other Financial		Investments	Other Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	In Securities	Instruments	*	Total

Assets
Nova Fund	$35,648,580	$442,503		$—	$235,937		$—	$—		$36,327,020
Inverse S&P 500 Strategy Fund	8,368,873	—		9,999,807	54,078		—	—		18,422,758
NASDAQ-100® Fund	31,870,211	25,215		—	13,995		—	—		31,909,421
Inverse NASDAQ-100® Strategy Fund	11,733,400	60,386		999,967	15,823		—	—		12,809,576
S&P 500 2x Strategy Fund	22,246,613	529,828		—	377,636		—	—		23,154,077
NASDAQ-100® 2x Strategy Fund	20,279,908	198,498		—	76,539		—	—		20,554,945
Mid-Cap 1.5x Strategy Fund	10,618,179	352,821		—	159,908		—	—		11,130,908
Inverse Mid-Cap Strategy Fund	3,428,660	—		999,984	—		—	—		4,428,644
Russell 2000® 2x Strategy Fund	2,592,229	—		—	268,188		—	—		2,860,417
Russell 2000® 1.5x Strategy Fund	12,675,687	292,469		—	343,880		—	—		13,312,036
Inverse Russell 2000® Strategy Fund	4,154,137	—		1,499,975	—		—	—		5,654,112
Government Long Bond 1.2x Strategy Fund	50,222,999	3,790,546		18,059,694	—		—	—		72,073,239
Inverse Government Long Bond Strategy Fund	6,987,293	173,590		3,499,930	—		—	—		10,660,813
Europe 1.25x Strategy Fund	12,100,401	—		—	488,671		—	—		12,589,072
Japan 1.25x Strategy Fund	10,280,272	—		—	979,277		—	—		11,259,549
Dow 2x Strategy Fund	26,710,665	777,950		—	—		—	—		27,488,615
Inverse Dow 2x Strategy Fund	5,743,422	—		2,999,932	17,210		—	—		8,760,564
Small-Cap Value Fund	10,555,008	—		—	—		—	—		10,555,008
Mid-Cap Value Fund	7,537,523	—		—	—		—	—		7,537,523
Large-Cap Value Fund	9,469,635	—		—	—		—	—		9,469,635
Small-Cap Growth Fund	13,709,207	—		—	—		—	—		13,709,207
Mid-Cap Growth Fund	11,622,383	—		—	—		—	—		11,622,383
Large-Cap Growth Fund	13,227,040	—		—	—		—	—		13,227,040
U.S. Government Money Market Fund	—	—		373,807,711	—		—	—		373,807,711
146    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1	Level 1		Level 2	Level 2		Level 3	Level 3
	Investments	Other Financial		Investments	Other Financial		Investments	Other Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	In Securities	Instruments	*	Total

Liabilities
Nova Fund	$—	$—		$—	$—		$—	$—		$—
Inverse S&P 500 Strategy Fund	—	69,133		—	—		—	—		69,133
NASDAQ-100® Fund	—	—		—	—		—	—		—
Inverse NASDAQ-100® Strategy Fund	—	—		—	—		—	—		—
S&P 500 2x Strategy Fund	—	—		—	—		—	—		—
NASDAQ-100® 2x Strategy Fund	—	—		—	—		—	—		—
Mid-Cap 1.5x Strategy Fund	—	—		—	—		—	—		—
Inverse Mid-Cap Strategy Fund	—	104,331		—	75,791		—	—		180,122
Russell 2000® 2x Strategy Fund	—	809		—	—		—	—		809
Russell 2000® 1.5x Strategy Fund	—	—		—	—		—	—		—
Inverse Russell 2000® Strategy Fund	—	102,397		—	165,120		—	—		267,517
Government Long Bond 1.2x Strategy Fund	—	—		—	—		—	—		—
Inverse Government Long Bond Strategy Fund	—	—		—	—		—	—		—
Europe 1.25x Strategy Fund	—	—		—	—		—	—		—
Japan 1.25x Strategy Fund	—	—		—	—		—	—		—
Dow 2x Strategy Fund	—	—		—	17,276		—	—		17,276
Inverse Dow 2x Strategy Fund	—	276,182		—	—		—	—		276,182
Small-Cap Value Fund	—	—		—	—		—	—		—
Mid-Cap Value Fund	—	—		—	—		—	—		—
Large-Cap Value Fund	—	—		—	—		—	—		—
Small-Cap Growth Fund	—	—		—	—		—	—		—
Mid-Cap Growth Fund	—	—		—	—		—	—		—
Large-Cap Growth Fund	—	—		—	—		—	—		—
U.S. Government Money Market Fund	—	—		—	—		—	—		—

*	Other financial instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
7. Securities Transactions
During the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

				Inverse
		Inverse		NASDAQ-100®	S&P 500 2x	NASDAQ-100®	Mid-Cap 1.5x	Inverse
		S&P 500	NASDAQ-100®	Strategy	Strategy	2x Strategy	Strategy	Mid-Cap
	Nova Fund	Strategy Fund	Fund	Fund	Fund	Fund	Fund	Strategy Fund

Purchases	$81,738,129	$—	$47,665,012	$—	$70,311,329	$40,202,254	$22,197,550	$—
Sales	$100,525,081	$—	$59,929,511	$—	$56,189,052	$49,940,788	$34,140,259	$—

				Government	Inverse
	Russell 2000®	Russell 2000®	Inverse	Long Bond	Government	Europe 1.25x	Japan 1.25x	Dow 2x
	2x Strategy	1.5x Strategy	Russell 2000®	1.2x Strategy	Long Bond	Strategy	Strategy	Strategy
	Fund	Fund	Strategy Fund	Fund	Strategy Fund	Fund	Fund	Fund

Purchases	$7,437,327	$47,010,319	$—	$588,158,275	$228,582,936	$29,323,965	$—	$17,108,269
Sales	$8,927,756	$47,797,767	$—	$608,698,414	$241,738,517	$62,608,653	$—	$19,925,715

								U.S.
	Inverse Dow 2x				Small-Cap	Mid-Cap	Large-Cap	Government
	Strategy	Small-Cap	Mid-Cap	Large-Cap	Growth	Growth	Growth	Money Market
	Fund	Value Fund	Value Fund	Value Fund	Fund	Fund	Fund	Fund

Purchases	$—	$59,740,441	$33,759,003	$69,845,014	$72,212,439	$89,604,575	$83,416,665	$—
Sales	$—	$48,439,604	$33,935,600	$73,609,604	$64,725,377	$94,458,996	$94,815,273	$—
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    147

NOTES TO FINANCIAL STATEMENTS (continued)

8. Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Nova Fund†	2,626,742	2,612,058	5,094	11,408	(2,677,574)	(3,139,674)	(45,739)	(516,208)
Inverse S&P 500 Strategy Fund	21,518,902	19,376,299	2,739	18,344	(21,624,298)	(23,220,677)	(102,657)	(3,826,034)
NASDAQ-100® Fund	15,541,893	20,423,064	7,546	3,482	(16,959,483)	(20,609,419)	(1,410,044)	(182,873)
Inverse NASDAQ-100® Strategy Fund	17,935,192	64,675,490	2,502	53,434	(18,256,560)	(65,135,299)	(318,866)	(406,375)
S&P 500 2x Strategy Fund†	3,347,245	914,913	—	21,135	(3,106,068)	(920,239)	241,177	15,809
NASDAQ-100® 2x Strategy Fund	20,970,855	39,415,461	5,285	6,199	(20,300,480)	(38,516,138)	675,660	905,522
Mid-Cap 1.5x Strategy Fund	5,902,564	14,637,784	—	182,225	(5,846,105)	(15,146,674)	56,459	(326,665)
Inverse Mid-Cap Strategy Fund	1,570,980	3,053,209	585	3,463	(1,555,212)	(3,131,417)	16,353	(74,745)
Russell 2000® 2x Strategy Fund†	434,384	202,147	903	254	(416,502)	(192,395)	18,786	10,006
Russell 2000® 1.5x Strategy Fund	8,537,378	8,677,892	1,695	58,488	(8,335,124)	(9,873,791)	203,949	(1,137,411)
Inverse Russell 2000® Strategy Fund	6,499,337	6,055,699	1,622	11,037	(6,651,630)	(6,087,515)	(150,671)	(20,779)
Government Long Bond 1.2x Strategy Fund	38,451,799	40,890,318	129,093	166,118	(39,162,852)	(41,149,330)	(581,960)	(92,894)
Inverse Government Long Bond Strategy Fund	17,094,570	8,139,115	3,211	37,001	(17,215,791)	(8,633,879)	(118,010)	(457,763)
Europe 1.25x Strategy Fund	3,814,283	6,760,829	54,998	325,736	(5,644,181)	(7,343,936)	(1,774,900)	(257,371)
Japan 1.25x Strategy Fund	4,289,085	5,089,542	5,839	48,429	(4,110,880)	(5,577,430)	184,044	(439,459)
Dow 2x Strategy Fund†	2,761,219	1,432,060	8,738	37,739	(2,365,341)	(1,458,296)	404,616	11,503
Inverse Dow 2x Strategy Fund	10,433,543	4,904,068	108,279	23,215	(10,625,926)	(5,026,052)	(84,104)	(98,769)
Small-Cap Value Fund†	807,806	350,807	2,311	23,033	(713,852)	(505,934)	96,265	(132,093)
Mid-Cap Value Fund†	428,519	1,014,913	39,173	3,619	(446,449)	(1,117,448)	21,243	(98,915)
Large-Cap Value Fund†	810,076	1,143,995	62,637	41,505	(861,316)	(1,514,351)	11,396	(328,851)
Small-Cap Growth Fund	3,612,727	3,790,354	—	57,233	(3,300,132)	(4,167,256)	312,595	(319,669)
Mid-Cap Growth Fund	3,431,308	5,781,889	—	90,205	(3,689,854)	(5,519,616)	(258,546)	352,478
Large-Cap Growth Fund	4,488,552	5,518,742	—	26,086	(5,012,226)	(5,102,555)	(523,674)	442,273
U.S. Government Money Market Fund	1,084,838,243	1,479,694,977	3,944,200	10,144,753	(1,005,259,658)	(1,420,642,030)	83,522,785	69,197,700

†	As described in Note 13, per share amounts for periods ended December 31, 2007 — December 31, 2008 have been restated to reflect a:
1:5 reverse stock split effective April 20, 2009 — Dow 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund and Large-Cap Value Fund.
1:10 reverse stock split effective April 20, 2009 — Nova Fund, S&P 500 2x Strategy Fund and Russell 2000® 2x Strategy Fund.
148    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

9. Portfolio Securities Loaned
During the year ended December 31, 2008, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2008, the Funds had ceased participation in securities lending.
10. Continued Participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds
U.S. Government Money Market Fund (the “Fund”) has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).
Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:
•	For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder as of the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program.
Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held as of the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares as of the close of business on September 19, 2008 are not eligible for protection under the Program.
The Program will remain in effect until April 30, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program required a payment to the Treasury in the amount of .01% of the value of all shares outstanding as of September 19, 2008. Continued participation in the Program required an additional payment to the Treasury in the amount of .015% of the value of all shares outstanding as of September 19, 2008, which were both paid by the Fund. The Secretary may extend the Program through the close of business on September 18, 2009. If the Program is extended, the Fund will consider whether to continue to participate and pay any additional fees.
11. Change in Independent Registered Public Accounting Firm
The Board of Trustees has selected Ernst & Young LLP (E&Y) to serve as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2008. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on August 27, 2008. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, none of the Funds, their portfolios nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of the Funds’ prior auditor, PricewaterhouseCoopers LLP (PwC). The decision to dismiss PwC and to select E&Y was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation SK under the Securities and Exchange Act of 1934, as amended.
12. New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
13. Subsequent Event- Reverse Share Splits
Effective April 20, 2009, the Nova Fund, S&P 500 2x Strategy Fund, and Russell 2000 2x Strategy Fund underwent a 1-for-10 reverse share split and the Dow 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund and Large-Cap Value Fund underwent a 1-for-5 reverse share split. The effect of each transaction was to divide the number of outstanding shares of the Fund by ten or five, as applicable, resulting in a corresponding increase in the net asset value per share. The shares outstanding and net asset value per share on the statements of assets and liabilities as of December 31, 2008, the share transactions presented in Note 8 for each of the two years in the period then ended, and the per share data in the financial highlights for each of the years or periods in the five-year period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    149

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities of Nova Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500 2x Strategy Fund, NASDAQ-100 2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Europe 1.25x Strategy Fund, Japan 1.25x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value Fund, Large-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Growth Fund, Large-Cap Growth Fund and U.S Government Money Market Fund (twenty-four of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 26, 2009, except for Note 13, as to which the date is April 28, 2009
150    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Nova Fund	100.00%
NASDAQ-100® Fund	100.00%
NASDAQ-100® 2x Strategy Fund	65.15%
Russell 2000® 2x Strategy Fund	56.52%
Russell 2000® 1.5x Strategy Fund	30.08%
Dow 2x Strategy Fund	72.50%
Small-Cap Value Fund	100.00%
Mid-Cap Value Fund	100.00%
Large-Cap Value Fund	34.75%
The Funds’ distributions to shareholders included:

	Europe 1.25x	Inverse Dow 2x	Mid-Cap	Large-Cap
	Strategy	Strategy	Value	Value
	Fund	Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	$254,418	$3,237,015	$1,456,316	$2,551,427
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    151

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Carl G. Verboncoeur*	Rydex Series Funds – 2004	160
Trustee, President (1952)	Rydex Variable Trust – 2004
	Rydex Dynamic Funds – 2004
	Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present)

Michael P. Byrum*	Rydex Series Funds – 2005	160
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

152    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine
EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    153

9601 Blackwell Road, Suite 500
Rockville, MD 20850
www.rydexinvestments.com
800.820.0888
RVABENF-ANN-2-1208x1209

DECEMBER 31, 2008
RYDEX VARIABLE TRUST ANNUAL REPORT
SECTOR FUNDS

BANKING FUND
BASIC MATERIALS FUND
BIOTECHNOLOGY FUND
CONSUMER PRODUCTS FUND
ELECTRONICS FUND
ENERGY FUND
ENERGY SERVICES FUND
FINANCIAL SERVICES FUND
HEALTH CARE FUND
INTERNET FUND
LEISURE FUND
PRECIOUS METALS FUND
RETAILING FUND
TECHNOLOGY FUND
TELECOMMUNICATIONS FUND
TRANSPORTATION FUND
UTILITIES FUND

GO GREEN! ELIMINATE MAILBOX CLUTTER Go paperless with Rydex eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery. With Rydex eDelivery you can: · View online confirmations and statements at your convenience. · Receive email notifications when your most recent confirmations, statements and other account documents are available for review. · Access prospectuses, annual reports and semiannual reports online. It’s easy to enroll: 1/ Visit www.rydexinvestments.com 2/ Click on the Rydex eDelivery logo 3/ Follow the simple enrollment instructions RYDEX E DELIVERY If you have questions about Rydex eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.
This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	3

PERFORMANCE REPORTS AND FUND PROFILES	5

SCHEDULES OF INVESTMENTS	22

STATEMENTS OF ASSETS AND LIABILITIES	42

STATEMENTS OF OPERATIONS	46

STATEMENTS OF CHANGES IN NET ASSETS	50

FINANCIAL HIGHLIGHTS	56

NOTES TO FINANCIAL STATEMENTS	59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

OTHER INFORMATION	68

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	69
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
Securities markets across the world plummeted in 2008 as the subprime housing crisis (which has its origins here in the U.S.), led to a global financial panic that tipped the world economy into recession as the year came to a close.

Economies in the developed markets entered a negative feedback loop of wealth destruction, low confidence and job losses leading to a massive consumer pullback. This, in turn, led to truncated spending plans and additional layoffs by businesses.

Investment strategies of all shapes and sizes were pummeled. Hiding places were almost non-existent, as what turned out to be a wrenching bear market spared none of the major asset classes aside from U.S. Treasury securities.

It was a year of negative superlatives: Unemployment claims reached quarter-century highs, U.S. government bond yields reached never-before seen lows (and turning negative in some cases); home sales fell to levels not seen since the 1990s and the struggling auto market reported sales falling to 1980s levels.

Given this economic carnage, one should not be surprised that stocks turned in one of their worst annual performances on record, with the S&P 500® Index’s 37% decline marking the worst calendar-year performance for stocks since 1937. Markets swung wildly, with measures of stock market volatility reaching highs not seen in decades. Daily swings of two, three, four or five percent became commonplace.

Stock markets staged a strong rally after reaching late-November lows and while credit markets remained largely shut, there were incremental signs of improvement. Government—at all levels—has intervened on a massive scale. By one estimate, the federal government has guaranteed, loaned or purchased more than $8.5 trillion of financial assets, an amount equivalent to more than half of U.S. GDP.

The real question still remains: Will it all work? The year-end rally suggests that the market has digested the perilous state of the global economy and is looking toward a recovery in the latter half of 2009. Market sentiment, however, remains fragile and will certainly be tested. A stream of bad news on employment, retail sales and manufacturing will continue well into 2009.

In this environment, it is important that investors keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and, in the process, take advantage of the many bargains to be found in today’s markets. Perhaps most importantly, we think investors will be well served by investment alternatives that can insulate them from the vagaries of global stock markets and can profit from volatility in what will almost certainly remain a challenging market going forward.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.
Sincerely,

Michael Byrum
President & Chief Investment Officer
2 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2008 and ending December 31, 2008.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2008	December 31, 2008	Period	*

Table 1. Based on actual Fund return
Banking Fund	1.66%		$ 1,000.00	$ 839.00	$7.67
Basic Materials Fund	1.64%		1,000.00	515.90	6.25
Biotechnology Fund	1.65%		1,000.00	925.10	7.98
Consumer Products Fund	1.65%		1,000.00	870.20	7.76
Electronics Fund	1.65%		1,000.00	575.00	6.53
Energy Fund	1.64%		1,000.00	446.80	5.96
Energy Services Fund	1.64%		1,000.00	337.20	5.51
Financial Services Fund	1.64%		1,000.00	681.60	6.93
Health Care Fund	1.65%		1,000.00	837.10	7.62
Internet Fund	1.64%		1,000.00	640.60	6.76
Leisure Fund	1.69%		1,000.00	643.00	6.98
Precious Metals Fund	1.54%		1,000.00	585.60	6.14
Retailing Fund	1.65%		1,000.00	761.00	7.30
Technology Fund	1.65%		1,000.00	614.70	6.70
Telecommunications Fund	1.65%		1,000.00	651.30	6.85
Transportation Fund	1.64%		1,000.00	778.30	7.33
Utilities Fund	1.65%		1,000.00	732.50	7.19

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.66%		1,000.00	1,016.79	8.42
Basic Materials Fund	1.64%		1,000.00	1,016.89	8.31
Biotechnology Fund	1.65%		1,000.00	1,016.84	8.36
Consumer Products Fund	1.65%		1,000.00	1,016.84	8.36
Electronics Fund	1.65%		1,000.00	1,016.84	8.36
Energy Fund	1.64%		1,000.00	1,016.89	8.31
Energy Services Fund	1.64%		1,000.00	1,016.89	8.31
Financial Services Fund	1.64%		1,000.00	1,016.89	8.31
Health Care Fund	1.65%		1,000.00	1,016.84	8.36
Internet Fund	1.64%		1,000.00	1,016.89	8.31
Leisure Fund	1.69%		1,000.00	1,016.64	8.57
Precious Metals Fund	1.54%		1,000.00	1,017.39	7.81
Retailing Fund	1.65%		1,000.00	1,016.84	8.36
Technology Fund	1.65%		1,000.00	1,016.84	8.36
Telecommunications Fund	1.65%		1,000.00	1,016.84	8.36
Transportation Fund	1.64%		1,000.00	1,016.89	8.31
Utilities Fund	1.65%		1,000.00	1,016.84	8.36

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	Annualized
4 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

BANKING FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions.
Inception: May 2, 2001
The subprime debacle and subsequent collapse of the U.S. housing market decimated the banking sector this year. Rydex Banking Fund fell 41.16% compared to the S&P 500 Index’s -37.00% return. Every industry in the banking sector felt the effects of the impending global recession in 2008. Thrifts and mortgage finance suffered the most, falling more than -58% each. While several banks simply failed or were taken over, there was one industry stand-out: Unionbancal Corporation, which ended the year up 54.7%. The worst-performing stock in this industry was clearly Washington Mutual Inc., which lost 98.9% before being taken over by the Office of Thrift Supervision.
Cumulative Fund Performance:
May 2, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BANKING FUND	-41.16%	-11.84%	-4.51%
S&P 500 INDEX	-37.00%	-2.19%	-2.55%
S&P 500 FINANCIALS INDEX	-55.27%	-12.48%	-7.52%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.9%
JPMorgan Chase & Co.	4.3%
U.S. Bancorp	4.1%
HSBC Holdings PLC — SP ADR	3.6%
UBS AG — SP ADR	3.4%
Credit Suisse Group AG — SP ADR	3.1%
Bank of America Corp.	2.9%
PNC Financial Services Group, Inc.	2.5%
BB&T Corp.	2.4%
Barclays PLC — SP ADR	2.3%

Top Ten Total	33.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BASIC MATERIALS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.
Inception: May 2, 2001
Rydex Basic Materials Fund turned in a -45.40% return for the one-year period ended December 31, 2008, compared to the S&P 500 Index’s -37.00% return. The basic materials industry was the second-worst performing market sector, with most of its industries ending the year in double-digit losses. The top-performing industries were building products (down 8.4%) and containers & packaging (down 28.6%) with Millennium Pharmaceuticals delivering a positive return of 66.9% for the year. On the downside, the worst performer in this category was the beleaguered paper & forest products, which lost 67.1% in
Cumulative Fund Performance:
May 2, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
large part due to the multinational mining group Rio Tinto, which was down 78.5%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BASIC MATERIALS FUND	-45.40%	2.38%	2.94%
S&P 500 INDEX	-37.00%	-2.19%	-2.55%
S&P 500 MATERIALS INDEX	-45.66%	-1.25%	2.36%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

BHP Billiton Ltd. — SP ADR	4.3%
Barrick Gold Corp.	3.2%
Companhia Vale do Rio Doce — SP ADR	2.9%
Monsanto Co.	2.8%
Goldcorp, Inc.	2.7%
ArcelorMittal	2.5%
Newmont Mining Corp.	2.4%
Syngenta AG — SP ADR	2.3%
Nucor Corp.	2.2%
Potash Corporation of Saskatchewan	2.1%

Top Ten Total	27.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of related biotechnology products or services.
Inception: May 2, 2001
Rydex Biotechnology Fund returned -11.78% compared to the S&P 500 Index’s -37.00% return. The industry itself consists of two subsets: biotechnology and life sciences tools & services. While both were down, they performed significantly better than the broader markets.
The biotechnology industry was down 9.6% while life sciences tools & services lost only 4.0%.
Cumulative Fund Performance:
May 2, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

BIOTECHNOLOGY FUND	-11.78%	-0.07%	-3.46%
S&P 500 INDEX	-37.00%	-2.19%	-2.55%
S&P 500 HEALTH CARE INDEX	-22.81%	-0.73%	-1.21%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Genentech, Inc.	12.8%
Amgen, Inc.	11.1%
Gilead Sciences, Inc.	10.2%
Celgene Corp.	6.6%
Biogen Idec, Inc.	4.3%
Genzyme Corp.	4.3%
Cephalon, Inc.	3.3%
Vertex Pharmaceuticals, Inc.	3.0%
Myriad Genetics, Inc.	2.5%
Alexion Pharmaceuticals, Inc.	2.2%

Top Ten Total	60.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

CONSUMER PRODUCTS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.
Inception: May 29, 2001
Rydex Consumer Products Fund returned -23.39% compared to the S&P 500 Index’s -37.00%. While the consumer products sector fared better than the broader markets in 2008, it did not provide investors with much shelter from the all-encompassing financial storm. All of its industry returns were in negative territory for the year, with the best-performing group remaining household products, which lost 16.0%. WM Wrigley was up 38.6% for 2008. The worst-performing industry remained personal products (down 34.9%), with Supervalu Inc.—the leading U.S.-based grocery distributor—down 59.8%.
Cumulative Fund Performance:
May 29, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/29/01)

CONSUMER PRODUCTS FUND	-23.39%	2.43%	3.95%
S&P500 INDEX	-37.00%	-2.19%	-2.59%
S&P500 CONSUMER STAPLES INDEX	-15.44%	4.42%	4.10%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	7.8%
Coca-Cola Co.	6.1%
Philip Morris International, Inc.	5.5%
PepsiCo, Inc.	5.4%
Unilever NV	3.7%
Kraft Foods, Inc.	3.7%
Colgate-Palmolive Co.	3.6%
Diageo PLC — SP ADR	3.3%
Archer-Daniels-Midland Co.	3.2%
Altria Group, Inc.	2.9%

Top Ten Total	45.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.
Inception: August 3, 2001
Rydex Electronics Fund returned -50.11%, as compared to the S&P 500 Index’s return of -37.00% for the same period. The electronics sector consists primarily of one industry group—semiconductors & semiconductor equipment—which lost 48.8% this year. There were a wide range of returns amongst this sector’s constituents. The best performing-stock, fuel cell maker Entegris Inc lost 4.8% while the worst performing stock, Infineon Technologies, ended 2008 down more than 88.0%.
Cumulative Fund Performance:
August 3, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(08/03/01)

ELECTRONICS FUND	-50.11%	-16.58%	-15.25%
S&P500 INDEX	-37.00%	2.19%	-2.12%
S&P500 INFORMATION TECHNOLOGY INDEX	-43.14%	-5.77%	-6.14%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	10.8%
Taiwan Semiconductor Manufacturing
Company Ltd. — SP ADR	7.7%
Texas Instruments, Inc.	5.1%
Applied Materials, Inc.	4.1%
ASML Holding NV	3.9%
Broadcom Corp. — Class A	3.6%
Altera Corp.	2.8%
Analog Devices, Inc.	2.7%
Nvidia Corp.	2.7%
STMicroelectronics NV — SP ADR	2.6%

Top Ten Total	46.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy.
Inception: May 29, 2001
Rydex Energy Fund returned -46.03% during a tumultuous year in which oil prices soared to new highs of more than $145 per barrel early in the year, only to come crashing down by year-end. In fact, the oil industry lost nearly two-thirds of its value from its historic summer highs. This plummet in oil prices negatively impacted the entire energy sector, which consists of two industry groups—energy equipment & services (down 57.88% for the year) and oil, gas & consumable fuels (which lost 40.9%). The sector wasn’t alone—the broad-market S&P 500 Index lost 37.00% for the one-year period.
Despite the doom and gloom in this tumultuous sector, a few stocks managed to end 2008 in positive territory.
Cumulative Fund Performance:
May 29, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
The best-performing stock was Concho Resources Inc., which closed the year at a respectable 14.7%. The worst-performing stock was Smith International Inc., which ended the year down 68.7%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/29/01)

ENERGY FUND	-46.03%	8.08%	3.77%
S&P500 INDEX	-37.00%	-2.19%	-2.59%
S&P500 ENERGY INDEX	-34.86%	13.43%	8.21%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.	9.1%
Chevron Corp.	5.5%
BP PLC — SP ADR	5.2%
Royal Dutch Shell PLC — SP ADR	4.2%
ConocoPhillips	3.6%
Occidental Petroleum Corp.	3.2%
Petroleo Brasileiro SA	2.9%
Schlumberger Ltd.	2.4%
Devon Energy Corp.	2.2%
Apache Corp.	2.1%

Top Ten Total	40.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production.
Inception: May 2, 2001
Rydex Energy Services Fund returned -57.60% for the one-year period ending December 31, 2008 versus the S&P 500 Index’s return of -37.00%. The industry holdings in this fund are broader and include more smaller-cap names than its counterparts held in Rydex Energy Fund.
It was a tumultuous year for the energy services industry. Oil prices soared to unprecedented highs of more than $145 per barrel early in the year, only to come crashing down by year-end. By the time 2008 came to a close, the oil industry had lost nearly two-thirds of its value from its summer highs. As can be expected, the fall in oil prices negatively impacted the holdings in Rydex Energy Services
Cumulative Fund Performance:
May 2, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
Fund, with only five stocks returning positive gains for the year. The best-performing stock was WH Energy Services Inc., which was up 58.6%. The worst-performing stock was Smith International Inc., which ended the year down 68.7%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

ENERGY SERVICES FUND	-57.60%	5.05%	-1.87%
S&P500 INDEX	-37.00%	-2.19%	-2.55%
S&P500 ENERGY INDEX	-34.86%	13.43%	8.71%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and S&P 500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	9.6%
Halliburton Co.	6.2%
Tenaris SA — SP ADR	5.1%
Transocean Ltd.	4.9%
National-Oilwell Varco, Inc.	4.9%
Baker Hughes, Inc.	4.7%
Diamond Offshore Drilling, Inc.	4.1%
Weatherford International Ltd.	3.7%
Noble Corp.	3.4%
Cameron International Corp.	3.0%

Top Ten Total	49.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

FINANCIAL SERVICES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies involved in the financial services sector.
Inception: July 20, 2001
The subprime debacle and collapse of the U.S. housing market decimated the financial services sector this year. Rydex Financial Services Fund returned -48.04% compared to the S&P 500 Index’s return of -37.00%. The collapse of the mortgage market and spread of financial contagion to the broader stock market hit the sector hard. Financial stocks as a group lost more than half their value. In these historic times the Federal Reserve intervened, bailing out certain firms. The Federal Reserve was also granted unprecedented authority and resources in order to restore normalcy to the financial markets.
None of the financial sector’s industries escaped the fallout from the credit crisis. The best-performing industry, real estate investment trusts, lost 37.2%. The best-performing stock was Unionbancal Corp., which ended the year up 54.7%. The worst-performing
Cumulative Fund Performance:
July 20, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
industries lost more than 60% of their value, including thrifts & mortgage finance and real estate & development firms. Leading the pack was Lehman Brothers Holdings, which filed for bankruptcy in September 2008.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/20/01)

FINANCIAL SERVICES FUND	-48.04%	-9.83%	-6.14%
S&P500 INDEX	-37.00%	-2.19%	-2.06%
S&P500 FINANCIALS INDEX	-55.27%	-12.48%	-7.71%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	2.5%
Wells Fargo & Co.	2.3%
HSBC Holdings PLC — SP ADR	2.2%
Bank of America Corp.	1.5%
AXA — SP ADR	1.5%
U.S. Bancorp	1.5%
Travelers Companies, Inc.	1.4%
Bank of New York Mellon Corp.	1.3%
UBS AG — SP ADR	1.2%
Goldman Sachs Group, Inc.	1.2%

Top Ten Total	16.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

12    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the health care industry.
Inception: June 19, 2001
Rydex Health Care Fund returned -24.86% in 2008. The S&P 500 Index returned -37.00%. The health care providers & services industry was the worst performing industry, (down 41.4%) with Coventry Health Care the industry’s laggard (down 74.8%). The best stock of the year was Imclone Systems, which ended 2008 on a high note—up 62.8%.
Cumulative Fund Performance:
June 19, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(06/19/01)

HEALTH CARE FUND	-24.86%	-0.32%	-0.57%
S&P500 INDEX	-37.00%	-2.19%	-2.04%
S&P500 HEALTH CARE INDEX	-22.81%	-0.73%	-1.70%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson, Inc.	4.2%
Novartis AG — SP ADR	3.8%
Pfizer, Inc.	3.7%
Teva Pharmaceutical Industries
Ltd. — SP ADR	3.4%
Sanofi-Aventis — SP ADR	3.2%
GlaxoSmithKline PLC — SP ADR	3.2%
Genentech, Inc.	3.2%
Abbott Laboratories	3.0%
Amgen, Inc.	2.7%
Merck & Company, Inc.	2.7%

Top Ten Total	33.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNET FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet.
Inception: May 24, 2001
Rydex Internet Fund returned -44.87% for the one-year period ending December 31, 2008 (the broad-market S&P 500 Index returned -37.00% for the same period). The Fund had some very small exposure to the financial industries, including thrifts & mortgage finance and capital markets. Despite the turmoil in the financial sector, these positions fared relatively well for the fund. The thrifts & mortgage finance position gained 1.9% and capital markets lost 5.1%. The worst-performing industry, computers & peripherals, fell 78.8%, with the worst performing stock, Sun Microsystems, down 78.9%. The best-performing stock was BEA Systems, which was up 22.8%. BEA Systems was recently acquired in
Cumulative Fund Performance:
May 24, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
April, 2008 by Oracle, a leading provider of enterprise application software.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/24/01)

INTERNET FUND	-44.87%	-5.27%	-10.02%
S&P500 INDEX	-37.00%	-2.19%	-2.84%
S&P500 INFORMATION TECHNOLOGY INDEX	-43.14%	-5.77%	-7.45%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Cisco Systems, Inc.	10.2%
Google, Inc. — Class A	8.7%
Qualcomm, Inc.	8.0%
Time Warner, Inc.	6.5%
Amazon.com, Inc.	5.0%
Yahoo!, Inc.	4.5%
Research In Motion Ltd.	4.4%
eBay, Inc.	4.2%
Symantec Corp.	3.6%
Juniper Networks, Inc.	3.4%

Top Ten Total	58.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LEISURE FUND
OBJECTIVE: Seeks capital appreciation by investing in companies in leisure and entertainment businesses.
Inception: May 22, 2001
Rydex Leisure Fund turned in a -49.09% return compared to the S&P 500 Index’s -37.00% return. Consumer spending all but dried up this year. And, as real estate and equity values dropped, leisure stocks suffered. The best-performing industry, leisure equipment & products, lost 31.0%.The worst-performing industry, software (primarily video games), lost 66.0%. The best-performing stock, Panera Bread, was up 19.2%. The two worst-performing stocks, video game makers International Game Technology and Electronic Arts, each lost more than 72%.
Cumulative Fund Performance:
May 22, 2001 – December 31, 2008
† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/22/01)

LEISURE FUND	-49.09%	-6.31%	-6.48%
S&P500 INDEX	-37.00%	-2.19%	-2.99%
S&P500 CONSUMER DISCRETIONARY INDEX	-33.49%	-6.19%	-5.17%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

McDonald’s Corp.	9.2%
Walt Disney Co.	6.4%
Time Warner, Inc.	6.2%
Yum! Brands, Inc.	4.2%
News Corp. — Class A	4.1%
Carnival Corp.	3.7%
Viacom, Inc. — Class B	3.3%
Activision Blizzard, Inc.	2.9%
Marriott International, Inc. — Class A	2.8%
Mattel, Inc.	2.6%

Top Ten Total	45.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PRECIOUS METALS FUND
OBJECTIVE: To provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.
Inception: May 29, 1997
While the S&P 500 Index returned -37.00% for the one-year period ending December 31, 2008, Rydex Precious Metals Fund returned -38.56%. The Fund represents a concentrated investment in the stocks of gold and other precious metal producers. Gold and other precious metal stocks, normally thought of as defensive holdings, were unable to provide much shelter during the market turmoil. The two best-performing stocks produced double-digit gains: Royal Gold, up 62.9%, and Eldorado Gold Corp., up 37.1%. On the other end of the spectrum, the worst-performing stock was Apex Silver Mines, down 93.6%.
Cumulative Fund Performance:
December 31, 1998 — December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
	ONE	FIVE	TEN
	YEAR	YEAR	YEAR

PRECIOUS METALS FUND	-38.56%	-1.55%	5.08%
S&P500 INDEX	-37.00%	-2.19%	-1.38%
S&P500 MATERIALS INDEX	-45.66%	-1.25%	2.97%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Barrick Gold Corp.	8.7%
Goldcorp, Inc.	8.2%
Newmont Mining Corp.	8.0%
Agnico-Eagle Mines Ltd.	6.5%
Kinross Gold Corp.	6.0%
Yamana Gold, Inc.	4.7%
Freeport-McMoRan Copper & Gold, Inc.	4.6%
Gold Fields Ltd. — SP ADR	4.5%
AngloGold Ashanti Ltd. — SP ADR	4.3%
Eldorado Gold Corp.	4.1%

Top Ten Total	59.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RETAILING FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail-order operations and other companies involved in selling products to consumers.
Inception: July 23, 2001
Rydex Retailing Fund delivered a one-year -32.95% return versus the S&P 500 Index’s -37.00% return. This year, retailers suffered through one of the worst holiday shopping seasons in history. The lack of demand from the American consumer is leading to bankruptcies and store closings amongst retailing outfits across the country. The best-performing retail sector was truly defensively oriented: food & staples retailing, down 8.2%. The best-performing stock was Dollar Tree, which was up 61.0% for the year. The worst-performing stock was the online travel discounter, Expedia, which closed the year down 73.09%.
Cumulative Fund Performance:
July 23, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/23/01)

RETAILING FUND	-32.95%	-5.62%	-2.77%
S&P500 INDEX	-37.00%	-2.19%	-1.84%
S&P500 CONSUMER DISCRETIONARY INDEX	-33.49%	-6.19%	-4.13%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Wal-Mart Stores, Inc.	11.4%
Home Depot, Inc.	4.9%
CVS Caremark Corp.	4.8%
Lowe’s Companies, Inc.	4.5%
Walgreen Co.	3.8%
Target Corp.	3.6%
Costco Wholesale Corp.	3.4%
Amazon.com, Inc.	3.4%
Staples, Inc.	2.7%
Kohl’s Corp.	2.6%

Top Ten Total	45.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TECHNOLOGY FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies.
Inception: May 2, 2001
For the one-year period ending December 31, 2008, Rydex Technology Fund returned -45.41%, versus the S&P 500 Index’s -37.00% return. Performance was very weak on the industry level. The top-performing industry, IT services, was down 30.9% for the year. The worst-performing industry groups, Internet software & services and communications equipment, were both down more than -52%. The best-performing stock in this industry for 2008 was BEA Systems, which ended the year on a positive note, returning 22.8% due to the company’s acquisition by Oracle. The worst performing stock was
Cumulative Fund Performance:
May 2, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
semi-conductor manufacturer MEMC Electronic Materials, which closed the year down 83.9%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

TECHNOLOGY FUND	-45.41%	-7.82%	-8.97%
S&P500 INDEX	-37.00%	-2.19%	-2.55%
S&P500 INFORMATION TECHNOLOGY INDEX	-43.14%	-5.77%	-7.39%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	3.6%
International Business Machines Corp.	3.1%
Oracle Corp.	2.9%
Cisco Systems, Inc.	2.8%
Hewlett-Packard Co.	2.7%
Intel Corp.	2.7%
Google, Inc. — Class A	2.4%
Apple, Inc.	2.4%
Nokia Oyj — SP ADR	2.2%
Qualcomm, Inc.	2.2%

Top Ten Total	27.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in the development, manufacture or sale of communications services or communications equipment.
Inception: July 27, 2001
Rydex Telecommunications Fund provided a -45.34% one-year total return compared to the S&P 500 Index’s -37.00% return. As expected, all industry performance was in negative territory. The top-performing industry was diversified telecommunication services, which ended the year down 25.4%. The worst-performing industry group, communications equipment, was down 52.4%, with the worst performing stock of the year being Sprint-Nextel, down 86.1%. On the positive side, the best performing stock of the year for telecom was Foundry Networks, which delivered a positive 8.8% for the year.
Cumulative Fund Performance:
July 27, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/27/01)

TELECOMMUNICATIONS FUND	-45.34%	-4.05%	-6.80%
S&P500 INDEX	-37.00%	-2.19%	-2.01%
S&P500 TELECOMMUNICATION SERVICES INDEX	-30.48%	3.83%	-4.28%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	11.0%
Verizon Communications, Inc.	8.8%
Vodafone Group PLC — SP ADR	8.5%
Cisco Systems, Inc.	7.6%
Deutsche Telekom AG — SP ADR	7.0%
Qualcomm, Inc.	4.5%
Nokia Oyj — SP ADR	4.3%
America Movil SAB de CV — SP ADR	4.2%
Telefonaktiebolaget LM Ericsson — SP ADR	4.2%
Research In Motion Ltd.	3.2%

Top Ten Total	63.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TRANSPORTATION FUND
OBJECTIVE: Seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.
Inception: June 11, 2001
Rydex Transportation Fund returned -25.26% for the one-year period ending December 31, 2008 compared to the S&P 500 Index’s -37.00% return. Only one of its four component industries was in positive territory. The top-performing industry was road & rail, up 7.23%. The worst-performing industry group, airlines, was down 43.67%. The best performing stock was Union Pacific Corp., up 37.64%, while the worst-performing stock was US Airways Group, Inc., down 73.87%.
Cumulative Fund Performance:
June 11, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(06/11/01)

TRANSPORTATION FUND	-25.26%	-0.46%	0.20%
S&P500 INDEX	-37.00%	-2.19%	-2.47%
S&P500 INDUSTRIALS INDEX	-39.92%	-1.63%	-2.37%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	9.1%
Burlington Northern Santa Fe Corp.	7.3%
Delta Air Lines, Inc.	7.0%
Union Pacific Corp.	6.4%
FedEx Corp.	6.3%
Canadian National Railway Co.	5.7%
Norfolk Southern Corp.	4.4%
CH Robinson Worldwide, Inc.	4.4%
CSX Corp.	4.3%
Expeditors International of Washington, Inc.	4.1%

Top Ten Total	59.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

20    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND
OBJECTIVE: Seeks capital appreciation by investing in companies that operate public utilities.
Inception: May 2, 2001
With industry performance mostly positive, Rydex Utilities Fund returned -29.57% for the one-year period ending December 31, 2008 compared to the S&P 500 Index’s -37.00% return. The top-performing industry was independent power producers & energy traders, up 26.53%. The worst performing industry group, water utilities, was down 3.81%. The best performing stock was NRG Energy, Inc., up 55.26%, while the worst-performing stock was PNM Resources, Inc., down 19.39%.
Cumulative Fund Performance:
May 2, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/02/01)

UTILITIES FUND	-29.57%	4.52%	-3.42%
S&P500 INDEX	-37.00%	-2.19%	-2.55%
S&P500 UTILITIES INDEX	-28.98%	8.29%	-0.60%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)
Exelon Corp.	4.0%
Southern Co.	3.7%
FPL Group, Inc.	3.3%
Dominion Resources, Inc.	3.0%
Duke Energy Corp.	2.8%
Entergy Corp.	2.7%
PG&E Corp.	2.7%
Public Service Enterprise Group, Inc.	2.5%
American Electric Power Company, Inc.	2.5%
FirstEnergy Corp.	2.4%

Top Ten Total	29.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    21

SCHEDULE OF INVESTMENTS
December 31, 2008
     BANKING FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.7%

Wells Fargo & Co.	37,829	$1,115,199
JPMorgan Chase & Co.	31,156	982,349
U.S. Bancorp	37,298	932,823
HSBC Holdings PLC — SP ADR	16,821	818,679
UBS AG — SP ADR*	54,367	777,448
Credit Suisse Group AG — SP ADR	25,467	719,697
Bank of America Corp.	47,805	673,094
PNC Financial Services Group, Inc.	11,902	583,198
BB&T Corp.	20,033	550,106
Barclays PLC — SP ADR	54,651	535,580
Wachovia Corp.	92,750	513,835
Hudson City Bancorp, Inc.	28,509	455,004
SunTrust Banks, Inc.	14,100	416,514
People’s United Financial, Inc.	23,049	410,964
M&T Bank Corp.	5,963	342,336
TFS Financial Corp	25,199	325,067
Capitol Federal Financial	7,022	320,203
Regions Financial Corp.	39,183	311,897
Commerce Bancshares, Inc.	6,666	292,971
New York Community Bancorp, Inc.	23,431	280,235
Cullen/Frost Bankers, Inc.	5,418	274,584
KeyCorp	32,222	274,531
Fifth Third Bancorp	33,146	273,786
Valley National Bancorp	13,346	270,256
Associated Banc-Corp.	12,871	269,390
Marshall & Ilsley Corp.	18,528	252,722
BOK Financial Corp.	5,986	241,834
Synovus Financial Corp.	28,987	240,592
National City Corp.	130,449	236,113
City National Corp.	4,746	231,130
Huntington Bancshares, Inc.	30,135	230,834
First Horizon National Corp.	21,621	228,534
First Niagara Financial Group, Inc.	14,023	226,752
Comerica, Inc.	11,417	226,627
Bank of Hawaii Corp.	4,886	220,701
UMB Financial Corp.	4,485	220,393
BancorpSouth, Inc.	8,950	209,072
FirstMerit Corp.	10,124	208,453
Sovereign Bancorp, Inc.*	69,475	207,036
Zions Bancorporation	8,352	204,708
United Bankshares, Inc.	6,043	200,748
Fulton Financial Corp.	19,912	191,553
Westamerica Bancorporation	3,735	191,045
Investors Bancorp, Inc.*	14,110	189,497
Susquehanna Bancshares, Inc.	11,822	188,088
Astoria Financial Corp.	11,353	187,097
Hancock Holding Co.	4,110	186,841
First Financial Bankshares, Inc.	3,340	184,401
International Bancshares Corp.	8,378	182,892

		MARKET
	SHARES	VALUE

Cathay General Bancorp	7,600	$180,500
Trustmark Corp.	8,360	180,492
NewAlliance Bancshares, Inc.	13,625	179,441
Old National Bancorp	9,767	177,369
TCF Financial Corp.	12,883	175,982
Wilmington Trust Corp.	7,890	175,474
Prosperity Bancshares, Inc.	5,910	174,877
National Penn Bancshares, Inc.	12,007	174,222
First Bancorp Puerto Rico	15,480	172,447
FNB Corp.	12,905	170,346
Washington Federal, Inc.	11,295	168,973
East-West Bancorp, Inc.	10,540	168,324
S&T Bancorp, Inc.	4,510	160,105
CVB Financial Corp.	13,430	159,817
Popular, Inc.	30,665	158,231
PrivateBancorp, Inc.	4,872	158,145
Park National Corp.	2,174	155,985
NBT Bancorp, Inc.	5,570	155,737
Signature Bank*	5,415	155,356
MB Financial Corp.	5,425	151,629
First Commonwealth Financial Corp.	12,220	151,284
Glacier Bancorp, Inc.	7,865	149,592
Umpqua Holding Corp.	10,270	148,607
First Midwest Bancorp, Inc.	7,146	142,706
Whitney Holding Corp.	8,835	141,272
Northwest Bancorp, Inc.	6,546	139,953
Pacific Capital Bancorp	7,990	134,871
Webster Financial Corp.	8,249	113,671
SVB Financial Group*	4,025	105,576
Colonial BancGroup, Inc.	25,916	53,646

Total Common Stocks
(Cost $21,881,235)		22,442,039

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.8%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$415,592	415,592

Total Repurchase Agreement
(Cost $415,592)		415,592

Total Investments 99.5%
(Cost $22,296,827)		$22,857,631

Other Assets in Excess
of Liabilities – 0.5%		$110,595

Net Assets – 100.0%		$22,968,226

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
22 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     BASIC MATERIALS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.1%

BHP Billiton Ltd. — SP ADR	23,818	$1,021,792
Barrick Gold Corp.	20,508	754,079
Companhia Vale do Rio
Doce — SP ADR	56,550	684,820
Monsanto Co.	9,439	664,034
Goldcorp, Inc.	20,212	637,284
ArcelorMittal	24,272	596,848
Newmont Mining Corp.	14,061	572,283
Syngenta AG — SP ADR	14,160	554,222
Nucor Corp.	11,527	532,547
Potash Corporation of Saskatchewan	6,730	492,771
Praxair, Inc.	8,080	479,629
E.I. du Pont de Nemours and Co.	18,912	478,474
Southern Copper Corp.	29,665	476,420
Kinross Gold Corp.	25,715	473,670
The Mosaic Co.	12,746	441,012
AngloGold Ashanti Ltd. — SP ADR	14,874	412,159
Rohm & Haas Co.	6,337	391,563
Rio Tinto PLC — SP ADR	4,327	384,714
Vulcan Materials Co.	5,366	373,366
Agnico-Eagle Mines Ltd.	6,763	347,145
Air Products & Chemicals, Inc.	6,808	342,238
Dow Chemical Co.	22,611	341,200
Alcoa, Inc.	29,736	334,827
Gold Fields Ltd. — SP ADR	33,431	331,970
Cemex SA de CV — SP ADR*	36,060	329,588
Ecolab, Inc.	9,070	318,811
Yamana Gold, Inc.	40,777	314,798
PPG Industries, Inc.	6,769	287,209
Cia de Minas Buenaventura SA — SP ADR	14,250	283,860
Freeport-McMoRan
Copper & Gold, Inc.	11,608	283,700
Gerdau SA — SP ADR	42,820	282,612
Owens-Illinois, Inc.*	10,233	279,668
Eldorado Gold Corp.*	33,695	267,875
Ball Corp.	6,414	266,758
Sigma-Aldrich Corp.	6,248	263,916
Harmony Gold Mining Co. Ltd. — SP ADR*	24,030	263,609
Martin Marietta Materials, Inc.	2,663	258,524
Agrium, Inc.	7,417	253,142
Weyerhaeuser Co.	7,972	244,023
Randgold Resources Ltd. — SP ADR	5,483	240,813
FMC Corp.	5,222	233,580
Sociedad Quimica y Minera de Chile SA — SP ADR	9,330	227,559
United States Steel Corp.	6,021	223,981
Airgas, Inc.	5,607	218,617
Pactiv Corp.*	8,616	214,366
Crown Holdings, Inc.*	10,821	207,763

		MARKET
	SHARES	VALUE

Steel Dynamics, Inc.	17,934	$200,502
International Paper Co.	16,594	195,809
Iamgold Corp.	31,380	191,732
AptarGroup, Inc.	5,396	190,155
Allegheny Technologies, Inc.	7,384	188,514
Scotts Miracle-Gro Co. — Class A	6,260	186,047
Lubrizol Corp.	5,086	185,080
Compass Minerals International, Inc.	3,149	184,720
Bemis Co.	7,654	181,247
CF Industries Holdings, Inc.	3,580	175,993
Sonoco Products Co.	7,531	174,418
Cliffs Natural Resources Inc	6,768	173,328
Silgan Holdings, Inc.	3,550	169,726
International Flavors &
Fragrances, Inc.	5,540	164,649
Albemarle Corp.	7,090	158,107
Silver Wheaton Corp.*	24,014	155,851
Valspar Corp.	8,580	155,212
Eastman Chemical Co.	4,887	154,967
Sealed Air Corp.	10,239	152,971
Titanium Metals Corp.	16,840	148,360
Olin Corp.	7,902	142,868
RPM International, Inc.	10,735	142,668
Rock-Tenn Co. — Class A	4,080	139,454
Intrepid Potash, Inc.*	6,580	136,667
Nalco Holding Co.	11,539	133,160
Celanese Corp.	10,498	130,490
Reliance Steel & Aluminum Co.	6,313	125,881
MeadWestvaco Corp.	10,965	122,698
Terra Industries, Inc.	7,300	121,691
Packaging Corporation of America	8,543	114,989
Westlake Chemical Corp.	6,890	112,238
Cytec Industries, Inc.	4,875	103,448
AK Steel Holding Corp.	10,490	97,767
Cabot Corp.	5,990	91,647
Domtar Corp.*	47,670	79,609
Ashland, Inc.	6,555	68,893
Huntsman Corp.	15,780	54,283
Temple-Inland, Inc.	10,680	51,264

Total Common Stocks
(Cost $21,794,945)		23,340,942

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 2.0%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$469,457	469,457

Total Repurchase Agreement
(Cost $469,457)		469,457

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     BASIC MATERIALS FUND

MARKET
VALUE

Total Investments 100.1%
(Cost $22,264,402)	$23,810,399

Liabilities in Excess of
Other Assets – (0.1)%	$(21,998)

Net Assets – 100.0%	$23,788,401

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
24 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     BIOTECHNOLOGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.9%

Genentech, Inc.*	54,536	$4,521,580
Amgen, Inc.*	67,591	3,903,380
Gilead Sciences, Inc.*	70,436	3,602,097
Celgene Corp.*	41,885	2,315,403
Biogen Idec, Inc.*	32,055	1,526,780
Genzyme Corp.*	22,829	1,515,161
Cephalon, Inc.*	14,901	1,147,973
Vertex Pharmaceuticals, Inc.*	34,646	1,052,545
Myriad Genetics, Inc.*	13,396	887,619
Alexion Pharmaceuticals, Inc.*	21,498	778,013
Onyx Pharmaceuticals, Inc.*	20,800	710,528
OSI Pharmaceuticals, Inc.*	17,722	692,044
Cubist Pharmaceuticals, Inc.*	25,112	606,706
BioMarin Pharmaceuticals, Inc.*	31,230	555,894
Isis Pharmaceuticals, Inc.*	39,060	553,871
Regeneron Pharmaceuticals, Inc.*	29,855	548,138
Amylin Pharmaceuticals, Inc.*	47,063	510,633
Martek Biosciences Corp.	16,162	489,870
Alnylam Pharmaceuticals, Inc.*	19,342	478,328
Alkermes, Inc.*	43,335	461,518
United Therapeutics Corp.*	7,315	457,553
Celera Corp.*	39,531	439,980
Acorda Therapeutics, Inc.*	21,142	433,622
Seattle Genetics, Inc.*	44,681	399,448
Theravance, Inc.*	32,220	399,206
Medarex, Inc.*	70,417	392,927
GTx, Inc.*	22,523	379,287
CV Therapeutics, Inc.*	38,846	357,772
Cepheid, Inc.*	33,635	349,131
Genomic Health, Inc.*	17,784	346,432
PDL BioPharma, Inc.	55,378	342,236
Momenta Pharmaceuticals, Inc.*	27,700	321,320
Metabolix, Inc.*	23,666	301,031
Dendreon Corp.*	63,774	292,085
Indevus Pharmaceuticals, Inc.*	86,876	272,791
Arena Pharmaceuticals, Inc.*	64,115	267,359
Enzon Pharmaceuticals, Inc.*	44,999	262,344
InterMune, Inc.*	24,697	261,294
Progenics Pharmaceuticals, Inc.*	24,889	256,606
Incyte Corp.*	65,306	247,510
Savient Pharmaceuticals, Inc.*	32,173	186,282
Human Genome Sciences, Inc.*	87,791	186,117
Rigel Pharmaceuticals, Inc.*	20,750	166,000
Zymogenetics, Inc.*	55,240	165,720
Sangamo Biosciences, Inc.*	36,220	126,046
Facet Biotech Corp.*	11,073	106,190

Total Common Stocks
(Cost $30,765,765)		34,574,370

FACE		MARKET
AMOUNT		VALUE

REPURCHASE AGREEMENT† 1.7%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$593,776	$593,776

Total Repurchase Agreement
(Cost $593,776)		593,776

Total Investments 99.6%
(Cost $31,359,541)		$35,168,146

Other Assets in Excess of
Liabilities – 0.4%		$127,997

Net Assets – 100.0%		$35,296,143

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS
December 31, 2008
     CONSUMER PRODUCTS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.2%

Procter & Gamble Co.	31,511	$1,948,010
Coca-Cola Co.	33,482	1,515,730
Philip Morris International, Inc.	31,505	1,370,783
PepsiCo, Inc.	24,707	1,353,202
Unilever NV	37,381	917,704
Kraft Foods, Inc.	33,968	912,041
Colgate-Palmolive Co.	12,941	886,976
Diageo PLC — SP ADR	14,593	828,007
Archer-Daniels-Midland Co.	27,424	790,634
Altria Group, Inc.	47,266	711,826
General Mills, Inc.	10,603	644,132
Kimberly-Clark Corp.	12,119	639,156
Kroger Co.	23,216	613,135
Kellogg Co.	12,592	552,159
Cadbury PLC — SP ADR	14,245	508,119
Sysco Corp.	22,131	507,685
UST, Inc.	7,024	487,325
Safeway, Inc.	19,972	474,734
Reynolds American, Inc.	11,701	471,667
H.J. Heinz Co.	12,194	458,494
Molson Coors Brewing Co. — Class B	9,213	450,700
Lorillard, Inc.	7,912	445,841
Campbell Soup Co.	14,583	437,636
Avon Products, Inc.	16,933	406,900
Clorox Co.	7,193	399,643
Bunge Ltd.	7,602	393,556
ConAgra Foods, Inc.	22,638	373,527
Coca-Cola Enterprises, Inc.	29,737	357,736
Sara Lee Corp.	36,517	357,501
Hershey Co.	10,194	354,140
Pepsi Bottling Group, Inc.	13,679	307,914
Brown-Forman Corp. — Class B	5,728	294,935
Hansen Natural Corp.*	8,760	293,723
Hormel Foods Corp.	9,263	287,894
Church & Dwight Co., Inc.	4,877	273,697
McCormick & Co., Inc.	8,442	268,962
Constellation Brands, Inc. — Class A*	16,063	253,313
Dr Pepper Snapple Group, Inc.*	15,290	248,462
Estee Lauder Companies,
Inc. — Class A	7,956	246,318
Energizer Holdings, Inc.*	4,367	236,429
SUPERVALU, INC.	16,081	234,783
Dean Foods Co.*	12,512	224,841
J.M. Smucker Co.	5,030	218,101
Flowers Foods, Inc.	8,610	209,740
Tyson Foods, Inc. — Class A	23,409	205,063

Total Common Stocks
(Cost $22,048,822)		24,372,874

FACE		MARKET
AMOUNT		VALUE

REPURCHASE AGREEMENT† 1.8%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$455,957	$455,957

Total Repurchase Agreement
(Cost $455,957)		455,957

Total Investments 100.0%
(Cost $22,504,779)		$24,828,831

Other Assets in Excess
of Liabilities – 0.0%		$3,877

Net Assets – 100.0%		$24,832,708

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4. ADR — American Depository Receipt.
26 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     ELECTRONICS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.2%

Intel Corp.	13,882	$203,510
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	18,353	144,989
Texas Instruments, Inc.	6,162	95,634
Applied Materials, Inc.	7,580	76,785
ASML Holding NV	4,012	72,497
Broadcom Corp. — Class A*	3,991	67,727
Altera Corp.	3,098	51,768
Analog Devices, Inc.	2,639	50,194
Nvidia Corp.*	6,214	50,147
STMicroelectronics NV — SP ADR	7,311	48,618
Linear Technology Corp.	2,181	48,244
Xilinx, Inc.	2,685	47,847
Marvell Technology Group Ltd.*	6,591	43,962
KLA-Tencor Corp.	1,967	42,861
Rambus, Inc.*	2,543	40,485
Microchip Technology, Inc.	1,957	38,220
Lam Research Corp.*	1,718	36,559
MEMC Electronic Materials, Inc.*	2,258	32,244
National Semiconductor Corp.	3,011	30,321
LSI Logic Corp.*	9,009	29,640
Micron Technology, Inc.*	9,599	25,341
Varian Semiconductor Equipment Associates, Inc.*	1,350	24,462
Atmel Corp.*	7,804	24,426
Silicon Laboratories, Inc.*	981	24,309
Cree, Inc.*	1,487	23,599
Hittite Microwave Corp.*	789	23,244
Novellus Systems, Inc.*	1,858	22,928
International Rectifier Corp.*	1,668	22,518
PMC — Sierra, Inc.*	4,489	21,817
ON Semiconductor Corp.*	6,381	21,695
Integrated Device Technology, Inc.*	3,766	21,127
Intersil Corp. — Class A	2,200	20,218
Skyworks Solutions, Inc.*	3,642	20,177
Cypress Semiconductor Corp.*	4,413	19,726
Semtech Corp.*	1,741	19,621
Atheros Communications, Inc.*	1,347	19,276
Advanced Micro Devices, Inc.*	8,812	19,034
FEI Co.*	988	18,634
MKS Instruments, Inc.*	1,234	18,251
Cymer, Inc.*	831	18,207
Formfactor, Inc.*	1,241	18,119
Microsemi Corp.*	1,417	17,911
Power Integrations, Inc.	889	17,673
Cabot Microelectronics Corp.*	663	17,284
Teradyne, Inc.*	3,888	16,407

		MARKET
	SHARES	VALUE

Fairchild Semiconductor
International, Inc.*	3,170	$15,501
Tessera Technologies, Inc.*	1,283	15,242
Infineon Technologies
AG — SP ADR*	10,576	14,806
Amkor Technology, Inc.*	4,691	10,226

Total Common Stocks
(Cost $1,593,473)		1,824,031

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 2.2%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$41,352	41,352

Total Repurchase Agreement
(Cost $41,352)		41,352

Total Investments 99.4%
(Cost $1,634,825)		$1,865,383

Other Assets in Excess
of Liabilities – 0.6%		$11,763

Net Assets – 100.0%		$1,877,146

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS
December 31, 2008
     ENERGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.0%

Exxon Mobil Corp.	35,267	$2,815,365
Chevron Corp.	22,807	1,687,034
BP PLC — SP ADR	34,171	1,597,153
Royal Dutch Shell PLC — SP ADR	24,424	1,293,007
ConocoPhillips	21,524	1,114,943
Occidental Petroleum Corp.	16,425	985,336
Petroleo Brasileiro SA	36,753	900,081
Schlumberger Ltd.	17,674	748,140
Devon Energy Corp.	10,136	666,037
Apache Corp.	8,530	635,741
XTO Energy, Inc.	16,848	594,229
Anadarko Petroleum Corp.	15,204	586,114
Canadian Natural Resources Ltd.	14,080	562,918
Marathon Oil Corp.	20,252	554,095
Hess Corp.	9,837	527,657
EOG Resources, Inc.	7,810	519,990
Halliburton Co.	26,703	485,461
Nexen, Inc.	25,638	450,716
Valero Energy Corp.	20,365	440,699
Talisman Energy, Inc.	41,074	410,329
Southwestern Energy Co.*	13,880	402,104
Tenaris SA — SP ADR	19,040	399,459
Noble Energy, Inc.	8,035	395,483
Transocean Ltd.*	8,079	381,733
National-Oilwell Varco, Inc.*	15,575	380,653
Baker Hughes, Inc.	11,519	369,414
Spectra Energy Corp.	23,168	364,664
Sunoco, Inc.	8,086	351,418
Murphy Oil Corp.	7,909	350,764
Chesapeake Energy Corp.	21,586	349,046
Cameco Corp.	19,923	343,672
Williams Companies, Inc.	23,459	339,686
CNX Gas Corp.*	12,239	334,125
Diamond Offshore Drilling, Inc.	5,400	318,276
Range Resources Corp.	8,945	307,619
Weatherford International Ltd.*	26,619	288,018
PetroHawk Energy Corp.*	18,280	285,716
El Paso Corp.	36,118	282,804
Peabody Energy Corp.	12,430	282,782
Consol Energy, Inc.	9,435	269,652
Noble Corp.	11,934	263,622
Ultra Petroleum Corp.*	7,522	259,584
Cameron International Corp.*	11,332	232,306
BJ Services Co.	19,702	229,922
Continental Resources, Inc.*	10,790	223,461
Smith International, Inc.	9,656	221,026
ENSCO International, Inc.	7,770	220,590
Cabot Oil & Gas Corp.	7,930	206,180

		MARKET
	SHARES	VALUE

Plains Exploration & Production Co.*	8,847	$205,604
Nabors Industries Ltd.*	17,006	203,562
Denbury Resources, Inc.*	18,514	202,173
Newfield Exploration Co.*	9,879	195,110
Pride International, Inc.*	12,047	192,511
Tidewater, Inc.	4,568	183,953
Concho Resources, Inc.*	7,910	180,506
Helmerich & Payne, Inc.	7,693	175,016
Frontline Ltd.	5,892	174,462
FMC Technologies, Inc.*	7,298	173,911
IHS Inc.*	4,563	170,747
Arch Coal, Inc.	9,990	162,737
Cimarex Energy Co.	6,022	161,269
Patterson-UTI Energy, Inc.	14,004	161,186
Oceaneering International, Inc.*	5,321	155,054
Rowan Companies, Inc.	9,721	154,564
Southern Union Co.	11,250	146,700
Whiting Petroleum Corp.*	4,070	136,182
Dresser-Rand Group, Inc.*	7,747	133,636
Pioneer Natural Resources Co.	7,767	125,670
Forest Oil Corp.*	7,531	124,186
Massey Energy Co.	8,010	110,458
Atwood Oceanics, Inc.*	6,054	92,505
Alpha Natural Resources, Inc.*	5,643	91,360
SandRidge Energy, Inc.*	14,731	90,596
Walter Industries, Inc.	5,050	88,425

Total Common Stocks
(Cost $26,358,753)		30,220,907

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 0.8%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09		239,327

Total Repurchase Agreement
(Cost $239,327)	$239,327	239,327

Total Investments 98.8%
(Cost $26,598,080)		$30,460,234

Other Assets in Excess
of Liabilities – 1.2%		$382,839

Net Assets – 100.0%		$30,843,073

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
28 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     ENERGY SERVICES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.3%

Schlumberger Ltd.	48,905	$2,070,149
Halliburton Co.	73,898	1,343,466
Tenaris SA — SP ADR	52,699	1,105,625
Transocean Ltd.*	22,354	1,056,226
National-Oilwell Varco, Inc.*	43,096	1,053,266
Baker Hughes, Inc.	31,883	1,022,488
Diamond Offshore Drilling, Inc.	14,931	880,033
Weatherford International Ltd.*	73,674	797,153
Noble Corp.	33,034	729,721
Cameron International Corp.*	31,367	643,023
BJ Services Co.	54,524	636,295
Smith International, Inc.	26,724	611,712
ENSCO International, Inc.	21,500	610,385
Nabors Industries Ltd.*	47,048	563,165
Pride International, Inc.*	33,348	532,901
Tidewater, Inc.	12,644	509,174
Helmerich & Payne, Inc.	21,279	484,097
FMC Technologies, Inc.*	20,198	481,318
IHS Inc.*	12,617	472,128
Patterson-UTI Energy, Inc.	38,752	446,036
SEACOR Holdings, Inc.*	6,633	442,089
Oceaneering International, Inc.*	14,724	429,057
Rowan Companies, Inc.	26,897	427,662
Exterran Holdings, Inc.*	18,822	400,909
Dresser-Rand Group, Inc.*	21,452	370,047
Unit Corp.*	13,348	356,659
Superior Energy Services*	22,063	351,464
RPC, Inc.	34,535	337,062
Oil States International, Inc.*	17,046	318,590
CARBO Ceramics, Inc.	8,487	301,543
Dril-Quip, Inc.*	13,024	267,122
Cal Dive International, Inc.*	40,577	264,156
Atwood Oceanics, Inc.*	16,772	256,276
Complete Production Services, Inc.*	28,113	229,121
Precision Drilling Trust	26,514	222,454
Helix Energy Solutions Group, Inc.*	30,221	218,800

Total Common Stocks
(Cost $20,857,277)		21,241,372

FACE		MARKET
AMOUNT		VALUE

REPURCHASE AGREEMENT† 1.5%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$320,485	$320,485

Total Repurchase Agreement
(Cost $320,485)		320,485

Total Investments 99.8%
(Cost $21,177,762)		$21,561,857

Other Assets in Excess
of Liabilities – 0.2%		$35,668

Net Assets – 100.0%		$21,597,525

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS
December 31, 2008
     FINANCIAL SERVICES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.1%

JPMorgan Chase & Co.	6,478	$204,252
Wells Fargo & Co.	6,578	193,919
HSBC Holdings PLC — SP ADR	3,707	180,420
Bank of America Corp.	9,104	128,184
AXA — SP ADR	5,650	126,955
U.S. Bancorp	4,928	123,249
Travelers Companies, Inc.	2,649	119,735
Bank of New York Mellon Corp.	3,796	107,541
UBS AG — SP ADR*	7,172	102,560
Goldman Sachs Group, Inc.	1,190	100,424
MetLife, Inc.	2,856	99,560
AFLAC, Inc.	2,123	97,318
Chubb Corp.	1,867	95,217
Credit Suisse Group AG — SP ADR	3,366	95,123
Allstate Corp.	2,684	87,928
Aon Corp.	1,740	79,483
Charles Schwab Corp.	4,904	79,298
American Express Co.	4,245	78,745
PNC Financial Services Group, Inc.	1,552	76,048
Citigroup, Inc.	11,319	75,950
Franklin Resources, Inc.	1,185	75,579
Public Storage	947	75,286
Blackrock, Inc.	556	74,587
Morgan Stanley	4,607	73,896
BB&T Corp.	2,640	72,494
State Street Corp.	1,828	71,895
Barclays PLC — SP ADR	7,220	70,756
Marsh & McLennan Companies, Inc.	2,836	68,830
Wachovia Corp.	12,240	67,810
Loews Corp.	2,374	67,065
Annaly Capital Management, Inc.	4,195	66,575
Capital One Financial Corp.	2,076	66,204
Progressive Corp.	4,417	65,416
Merrill Lynch & Co., Inc.	5,604	65,231
Northern Trust Corp.	1,229	64,080
Simon Property Group, Inc.	1,165	61,896
Hudson City Bancorp, Inc.	3,761	60,026
TD Ameritrade Holding Corp.*	4,157	59,237
Vornado Realty Trust	977	58,962
T. Rowe Price Group, Inc.	1,611	57,094
W.R. Berkley Corp.	1,829	56,699
CME Group, Inc.	271	56,398
Prudential Financial, Inc.	1,856	56,163
SunTrust Banks, Inc.	1,860	54,944
People’s United Financial, Inc.	3,047	54,328
Equity Residential	1,813	54,064
NYSE Euronext	1,957	53,583
Brookfield Asset Management, Inc. — Class A	3,440	52,529
Fidelity National Financial, Inc. — Class A	2,918	51,795
Unum Group	2,764	51,410
HCP, Inc.	1,838	51,041

		MARKET
	SHARES	VALUE

Cincinnati Financial Corp.	1,719	$49,971
IntercontinentalExchange, Inc.*	606	49,959
Principal Financial Group, Inc.	2,147	48,458
PartnerRe Ltd.	650	46,326
Plum Creek Timber Co., Inc. (REIT)	1,329	46,169
Invesco Ltd.	3,164	45,688
Everest Re Group Ltd.	600	45,684
Arch Capital Group Ltd.*	650	45,565
Boston Properties, Inc.	825	45,375
Axis Capital Holdings Ltd.	1,548	45,078
Odyssey Re Holdings Corp.	870	45,075
M&T Bank Corp.	774	44,435
TFS Financial Corp	3,329	42,944
Ventas, Inc.	1,257	42,197
Nasdaq Stock Market, Inc.*	1,700	42,007
Capitol Federal Financial	920	41,952
Health Care REIT, Inc.	989	41,736
Ameriprise Financial, Inc.	1,774	41,441
RenaissanceRe Holdings Ltd.	800	41,248
Regions Financial Corp.	5,172	41,169
HCC Insurance Holdings, Inc.	1,539	41,168
Torchmark Corp.	910	40,677
Discover Financial Services	4,229	40,302
CNA Financial Corp.	2,436	40,048
Moody’s Corp.	1,968	39,537
AvalonBay Communities, Inc.	650	39,377
Willis Group Holdings Ltd.	1,579	39,286
Commerce Bancshares, Inc.	870	38,237
Brown & Brown, Inc.	1,813	37,892
First American Corp.	1,310	37,846
SLM Corp.*	4,223	37,585
KIMCO Realty Corp.	2,055	37,565
Federal Realty Investment Trust	605	37,558
Regency Centers Corp.	797	37,220
Old Republic International Corp.	3,114	37,119
New York Community Bancorp, Inc.	3,091	36,968
Host Hotels & Resorts, Inc.	4,872	36,881
Lincoln National Corp.	1,926	36,286
KeyCorp	4,250	36,210
Fifth Third Bancorp	4,378	36,162
Cullen/Frost Bankers, Inc.	701	35,527
Associated Banc-Corp.	1,697	35,518
Valley National Bancorp	1,738	35,195
Legg Mason, Inc.	1,600	35,056
SEI Investments Co.	2,192	34,436
American Financial Group, Inc.	1,490	34,091
Nationwide Health Properties, Inc.	1,162	33,373
Leucadia National Corp.*	1,682	33,304
Marshall & Ilsley Corp.	2,441	33,295
Arthur J. Gallagher & Co.	1,274	33,009
Assurant, Inc.	1,100	33,000
Nationwide Financial Services, Inc.	630	32,892
Markel Corp.*	110	32,890
Hanover Insurance Group, Inc.	764	32,829
Hartford Financial Services Group, Inc.	1,999	32,824

30 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     FINANCIAL SERVICES FUND

		MARKET
	SHARES	VALUE

Transatlantic Holdings, Inc.	810	$32,449
American International Group, Inc.	20,504	32,191
Realty Income Corp.	1,380	31,947
Synovus Financial Corp.	3,831	31,797
BOK Financial Corp.	784	31,674
Alleghany Corp.*	112	31,584
Mercury General Corp.	680	31,273
National City Corp.	17,221	31,170
Aspen Insurance Holdings Ltd.	1,280	31,040
Huntington Bancshares, Inc.	3,983	30,510
Brookfield Properties Corp.	3,909	30,217
City National Corp.	620	30,194
First Horizon National Corp.	2,853	30,153
Stancorp Financial Group, Inc.	720	30,074
First Niagara Financial Group, Inc.	1,856	30,012
Greenhill & Company, Inc.	430	30,001
Rayonier, Inc.	955	29,939
Eaton Vance Corp.	1,424	29,918
Comerica, Inc.	1,489	29,557
White Mountains Insurance Group Ltd.	110	29,382
Erie Indemnity Co. — Class A	780	29,351
Digital Realty Trust, Inc.	890	29,237
Senior Housing Properties Trust	1,620	29,030
UMB Financial Corp.	590	28,993
Bank of Hawaii Corp.	641	28,954
ProLogis	2,065	28,683
Highwoods Properties, Inc.	1,030	28,181
American National Insurance Co.	380	28,017
Jefferies Group, Inc.	1,990	27,979
ProAssurance Corp.*	530	27,973
Liberty Property Trust	1,201	27,419
Lazard Ltd. — Class A	920	27,361
BancorpSouth, Inc.	1,170	27,331
Sovereign Bancorp, Inc.*	9,167	27,318
FirstMerit Corp.	1,320	27,179
The St. Joe Co.*	1,110	26,995
AMB Property Corp.	1,145	26,816
Zions Bancorporation	1,090	26,716
Fulton Financial Corp.	2,633	25,329
Essex Property Trust, Inc.	330	25,328
Mack-Cali Realty Corp.	1,024	25,088
Camden Property Trust	790	24,759
Raymond James Financial, Inc.	1,426	24,427
Astoria Financial Corp.	1,480	24,390
Weingarten Realty Investors	1,172	24,249
Alexandria Real Estate Equities, Inc.	400	24,136
International Bancshares Corp.	1,096	23,926

		MARKET
	SHARES	VALUE

Washington Real Estate Investment Trust	840	$23,772
UDR, Inc.	1,723	23,760
TCF Financial Corp.	1,701	23,236
Wilmington Trust Corp.	1,030	22,907
Douglas Emmett, Inc.	1,745	22,790
Affiliated Managers Group, Inc.*	531	22,260
Federated Investors, Inc. — Class B	1,301	22,065
Duke Realty Corp.	1,988	21,788
BRE Properties, Inc. — Class A	770	21,545
Apollo Investment Corp.	2,256	21,003
Popular, Inc.	4,043	20,862
Taubman Centers, Inc.	796	20,266
SL Green Realty Corp.	739	19,140
Janus Capital Group, Inc.	2,323	18,654
Potlatch Corp.	640	16,646
MBIA, Inc.*	4,060	16,524
Macerich Co.	895	16,253
CapitalSource, Inc.	3,505	16,193
Apartment Investment & Management Co. — Class A	1,300	15,016
Genworth Financial, Inc. — Class A	5,300	14,999
SVB Financial Group*	530	13,902
XL Capital Ltd.	3,446	12,750
Forest City Enterprises, Inc. — Class A	1,314	8,804
Developers Diversified Realty Corp.	1,644	8,023
American Capital Ltd.	2,405	7,792

Total Common Stocks
(Cost $7,985,393)		8,142,619

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.6%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$136,482	136,482

Total Repurchase Agreement
(Cost $136,482)		136,482

Total Investments 99.7%
(Cost $8,121,875)		$8,279,101

Other Assets in Excess
of Liabilities – 0.3%		$27,797

Net Assets – 100.0%		$8,306,898

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS
December 31, 2008
     HEALTH CARE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.3%

Johnson & Johnson, Inc.	24,848	$1,486,656
Novartis AG — SP ADR	27,650	1,375,864
Pfizer, Inc.	74,583	1,320,865
Teva Pharmaceutical Industries Ltd. — SP ADR	28,658	1,219,971
Sanofi-Aventis — SP ADR	36,058	1,159,625
GlaxoSmithKline PLC — SP ADR	30,953	1,153,618
Genentech, Inc.*	13,732	1,138,520
Abbott Laboratories	19,946	1,064,518
Amgen, Inc.*	17,028	983,367
Merck & Company, Inc.	32,246	980,278
AstraZeneca PLC — SP ADR	22,472	922,026
Gilead Sciences, Inc.*	17,740	907,224
Bristol-Myers Squibb Co.	38,682	899,356
Wyeth	23,719	889,700
Eli Lilly & Co.	21,452	863,872
UnitedHealth Group, Inc.	27,366	727,936
Schering-Plough Corp.	39,636	675,001
Baxter International, Inc.	12,078	647,260
Medtronic, Inc.	19,137	601,285
Celgene Corp.*	10,552	583,315
Medco Health Solutions, Inc.*	13,122	549,943
WellPoint, Inc.*	12,803	539,390
Genzyme Corp.*	7,450	494,457
Alcon, Inc. — SP ADR	5,542	494,291
Becton, Dickinson & Co.	6,882	470,660
Biogen Idec, Inc.*	9,534	454,104
Covidien Ltd.	12,205	442,309
Express Scripts, Inc.*	7,646	420,377
Quest Diagnostics, Inc.	7,938	412,062
Stryker Corp.	9,865	394,107
Allergan, Inc.	9,770	393,926
Aetna, Inc.	13,782	392,787
Thermo Fisher Scientific, Inc.*	11,518	392,418
Cardinal Health, Inc.	11,193	385,823
St. Jude Medical, Inc.*	11,316	372,975
Boston Scientific Corp.*	47,760	369,662
Shire PLC — SP ADR	8,081	361,867
McKesson Corp.	9,295	359,995
C.R. Bard, Inc.	4,199	353,808
Forest Laboratories, Inc.*	13,512	344,151
Laboratory Corporation of
America Holdings*	5,199	334,868
AmerisourceBergen Corp.	8,531	304,215
Zimmer Holdings, Inc.*	7,525	304,161
Humana, Inc.*	7,964	296,898
Cephalon, Inc.*	3,808	293,368
DaVita, Inc.*	5,424	268,868
Vertex Pharmaceuticals, Inc.*	8,850	268,863
Life Technologies Corp.*	10,559	246,130

		MARKET
	SHARES	VALUE

Warner Chilcott Ltd.*	16,321	$236,655
DENTSPLY International, Inc.	8,126	229,478
Hospira, Inc.*	8,555	229,445
Omnicare, Inc.	8,260	229,298
Varian Medical Systems, Inc.*	6,361	222,889
Cerner Corp.*	5,780	222,241
Edwards Lifesciences Corp.*	3,890	213,756
Pharmaceutical Product Development, Inc.	7,120	206,551
ResMed, Inc.*	5,500	206,140
Hologic, Inc.*	15,322	200,259
Waters Corp.*	5,460	200,109
Illumina, Inc.*	7,630	198,762
Alexion Pharmaceuticals, Inc.*	5,490	198,683
Perrigo Co.	6,130	198,060
Intuitive Surgical, Inc.*	1,543	195,946
Henry Schein, Inc.*	5,272	193,430
IMS Health, Inc.	12,690	192,380
CIGNA Corp.	11,281	190,085
Millipore Corp.*	3,544	182,587
Beckman Coulter, Inc.	3,810	167,411
Elan Corp. PLC -SP ADR*	26,410	158,460
Covance, Inc.*	3,418	157,331
Patterson Companies, Inc.*	8,295	155,531
Coventry Health Care, Inc.*	8,682	129,188
Charles River Laboratories International, Inc.*	4,577	119,917

Total Common Stocks
(Cost $33,236,735)		35,151,332

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 2.0%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$730,051	730,051

Total Repurchase Agreement
(Cost $730,051)		730,051

Total Investments 100.3%
(Cost $33,966,786)		$35,881,383

Liabilities in Excess of
Other Assets – (0.3)%		$(103,791)

Net Assets – 100.0%		$35,777,592

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
32 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     INTERNET FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.4%

Cisco Systems, Inc.*	14,989	$244,321
Google, Inc. — Class A*	683	210,125
Qualcomm, Inc.	5,366	192,264
Time Warner, Inc.	15,545	156,383
Amazon.com, Inc.*	2,323	119,123
Yahoo!, Inc.*	8,804	107,409
Research In Motion Ltd.*	2,579	104,656
eBay, Inc.*	7,202	100,540
Symantec Corp.*	6,335	85,649
Juniper Networks, Inc.*	4,647	81,369
Broadcom Corp. — Class A*	4,542	77,078
Qwest Communications International, Inc.	20,449	74,434
Intuit, Inc.*	2,987	71,061
McAfee, Inc.*	1,868	64,577
BMC Software, Inc.*	2,257	60,736
Check Point Software Technologies Ltd.*	2,803	53,229
priceline.com, Inc.*	646	47,578
VeriSign, Inc.*	2,393	45,658
Red Hat, Inc.*	3,188	42,145
Akamai Technologies, Inc.*	2,761	41,663
HLTH Corp.*	3,863	40,407
Netflix, Inc.*	1,338	39,993
IAC/InterActiveCorp*	2,433	38,271
F5 Networks, Inc.*	1,670	38,176
Sun Microsystems, Inc.*	9,719	37,127
Equinix, Inc.*	669	35,584
Baidu.com — SP ADR*	268	34,993
Sohu.com, Inc.*	704	33,327
Expedia, Inc.*	3,983	32,820
Monster Worldwide, Inc.*	2,528	30,564

Total Common Stocks
(Cost $1,701,211)		2,341,260

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT† 2.2%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$53,290	$53,290

Total Repurchase Agreement (Cost $53,290)		53,290

Total Investments 99.6% (Cost $1,754,501)		$2,394,550

Other Assets in Excess of Liabilities – 0.4%		$10,161

Net Assets – 100.0%		$2,404,711

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS
December 31, 2008
     LEISURE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.0%

McDonald’s Corp.	2,380	$148,012
Walt Disney Co.	4,540	103,013
Time Warner, Inc.	9,816	98,749
Yum! Brands, Inc.	2,143	67,504
News Corp. — Class A	7,205	65,493
Carnival Corp.	2,409	58,587
Viacom, Inc. — Class B*	2,790	53,177
Activision Blizzard Inc.*	5,347	46,198
Marriott International, Inc. — Class A	2,282	44,385
Mattel, Inc.	2,623	41,968
Tim Hortons, Inc.	1,446	41,703
Starbucks Corp.*	4,271	40,404
Darden Restaurants, Inc.	1,326	37,367
Hasbro, Inc.	1,152	33,604
Burger King Holdings, Inc.	1,376	32,859
Wynn Resorts Ltd.*	703	29,709
MGM MIRAGE*	2,117	29,130
International Game Technology, Inc.	2,431	28,905
Electronic Arts, Inc.*	1,742	27,942
Starwood Hotels & Resorts Worldwide, Inc.	1,502	26,886
Choice Hotels International, Inc.	881	26,483
Marvel Entertainment, Inc.*	854	26,260
Penn National Gaming, Inc.*	1,165	24,908
Royal Caribbean Cruises Ltd.	1,789	24,599
Panera Bread Co. — Class A*	438	22,881
DreamWorks Animation SKG, Inc. — Class A*	897	22,658
Scientific Games Corp. — Class A*	1,213	21,276
Bally Technologies, Inc.*	878	21,098
Jack in the Box, Inc.*	930	20,544
WMS Industries, Inc.*	760	20,444
Brinker International, Inc.	1,566	16,506
Eastman Kodak Co.	2,475	16,285
Las Vegas Sands Corp.*	2,728	16,177
Vail Resorts, Inc.*	602	16,013
Regal Entertainment Group — Class A	1,559	15,917
Pool Corp.	885	15,903
International Speedway Corp. — Class A	529	15,198
Wyndham Worldwide Corp.	2,280	14,934
Polaris Industries, Inc.	514	14,726
Sonic Corp.*	1,198	14,580
Cheesecake Factory, Inc.*	1,300	13,130
Bob Evans Farms, Inc.	597	12,197
Cinemark Holdings, Inc.	1,629	12,103
Callaway Golf Co.	1,241	11,529
Life Time Fitness, Inc.*	744	9,635
Take-Two Interactive Software, Inc.	1,267	9,578

		MARKET
	SHARES	VALUE

CTC Media, Inc.*	1,920	$9,216
Liberty Media Corp-Capital*	1,944	9,156
Warner Music Group Corp.	2,849	8,604
Gaylord Entertainment Co.*	740	8,022
Live Nation, Inc.*	1,267	7,273

Total Common Stocks
(Cost $1,619,738)		1,553,428

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.7%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$26,989	26,989

Total Repurchase Agreement
(Cost $26,989)		26,989

Total Investments 98.7%
(Cost $1,646,727)		$1,580,417

Other Assets in Excess
of Liabilities – 1.3%		$20,996

Net Assets – 100.0%		$1,601,413

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
34 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     PRECIOUS METALS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.0%

Barrick Gold Corp.	143,647	$5,281,900
Goldcorp, Inc.	159,058	5,015,099
Newmont Mining Corp.	120,254	4,894,338
Agnico-Eagle Mines Ltd.	77,093	3,957,184
Kinross Gold Corp.	199,126	3,667,901
Yamana Gold, Inc.	369,970	2,856,168
Freeport-McMoRan Copper & Gold, Inc.	113,817	2,781,687
Gold Fields Ltd. — SP ADR	279,466	2,775,097
AngloGold Ashanti Ltd. — SP ADR	94,796	2,626,797
Eldorado Gold Corp.*	316,106	2,513,043
Randgold Resources
Ltd. — SP ADR	55,435	2,434,705
Silver Wheaton Corp.*	354,257	2,299,128
Pan American Silver Corp.*	131,879	2,251,174
Silver Standard Resources, Inc.*	137,160	2,186,330
Royal Gold, Inc.	44,174	2,173,803
Cia de Minas Buenaventura
SA — SP ADR	93,899	1,870,468
Harmony Gold Mining Co.
Ltd. — SP ADR*	165,417	1,814,624
Iamgold Corp.	295,697	1,806,709
Stillwater Mining Co.*	346,189	1,710,174
Hecla Mining Co.*	427,724	1,197,627
Coeur d’Alene Mines Corp.*	1,280,798	1,127,102
Golden Star Resources Ltd.*	972,702	972,702
Allied Nevada Gold Corp.*	144,950	733,447
Apex Silver Mines Ltd.*	556,413	545,285
Novagold Resources, Inc.*	245,344	365,563

Total Common Stocks
(Cost $38,676,212)		59,858,055

FACE		MARKET
AMOUNT		VALUE

REPURCHASE AGREEMENT† 2.2%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$1,312,400	$1,312,400

Total Repurchase Agreement
(Cost $1,312,400)		1,312,400

Total Investments 100.2%
(Cost $39,988,612)		$61,170,455

Liabilities in Excess of
Other Assets – (0.2)%		$(145,179)

Net Assets – 100.0%		$61,025,276

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS
December 31, 2008
     RETAILING FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.9%

Wal-Mart Stores, Inc.	27,619	$1,548,321
Home Depot, Inc.	29,166	671,401
CVS Caremark Corp.	22,618	650,041
Lowe’s Companies, Inc.	28,402	611,211
Walgreen Co.	21,190	522,757
Target Corp.	14,154	488,738
Costco Wholesale Corp.	8,859	465,098
Amazon.com, Inc.*	8,973	460,136
Staples, Inc.	20,470	366,822
Kohl’s Corp.*	9,941	359,864
Best Buy Company, Inc.	12,677	356,351
AutoZone, Inc.*	2,405	335,425
The Gap, Inc.	22,845	305,895
Sherwin-Williams Co.	4,836	288,951
Genuine Parts Co.	7,163	271,191
TJX Companies, Inc.	12,780	262,885
Bed Bath & Beyond, Inc.*	10,108	256,945
O’Reilly Automotive, Inc.*	7,818	240,325
Dollar Tree, Inc.*	5,289	221,080
Macy’s, Inc.	20,557	212,765
Advance Auto Parts, Inc.	6,025	202,741
Ross Stores, Inc.	6,812	202,521
J.C. Penney Company, Inc.	10,141	199,778
Family Dollar Stores, Inc.	7,634	199,018
priceline.com, Inc.*	2,494	183,683
Sears Holdings Corp.*	4,589	178,374
Limited Brands, Inc.	16,659	167,256
GameStop Corp. — Class A*	7,546	163,446
Tiffany & Co.	6,712	158,605
Netflix, Inc.*	5,169	154,501
AutoNation, Inc.*	15,590	154,029
Petsmart, Inc.	8,166	150,663
Nordstrom, Inc.	10,973	146,051
BJ’s Wholesale Club, Inc.*	4,242	145,331
American Eagle Outfitters, Inc.	14,309	133,932
Abercrombie & Fitch Co. — Class A	5,681	131,061
Urban Outfitters, Inc.*	8,601	128,843
Expedia, Inc.*	15,387	126,789
RadioShack Corp.	10,043	119,913
CarMax, Inc.*	14,938	117,712
Tractor Supply Co.*	3,190	115,287
LKQ Corp.*	9,857	114,933
Rent-A-Center, Inc.*	6,036	106,535
Dick’s Sporting Goods, Inc.*	7,085	99,969
Sally Beauty Holdings, Inc.*	16,690	94,966
Guess?, Inc.	6,073	93,221
Big Lots, Inc.*	6,122	88,708
Liberty Media Corp — Interactive*	28,220	88,046

		MARKET
	SHARES	VALUE

Buckle, Inc.	3,863	$84,291
Aeropostale, Inc.*	5,223	84,090
Foot Locker, Inc.	10,972	80,535
Barnes & Noble, Inc.	5,055	75,825
Williams-Sonoma, Inc.	9,215	72,430
J. Crew Group, Inc.*	5,619	68,552

Total Common Stocks
(Cost $12,395,920)		13,327,837

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 2.0%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$274,779	274,779

Total Repurchase Agreement
(Cost $274,779)		274,779

Total Investments 99.9%
(Cost $12,670,699)		$13,602,616

Other Assets in Excess
of Liabilities – 0.1%		$18,466

Net Assets – 100.0%		$13,621,082

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
36 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     TECHNOLOGY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.3%

Microsoft Corp.	13,524	$262,907
International Business Machines Corp.	2,650	223,024
Oracle Corp.*	11,908	211,129
Cisco Systems, Inc.*	12,427	202,560
Hewlett-Packard Co.	5,426	196,909
Intel Corp.	13,101	192,061
Google, Inc. — Class A*	568	174,745
Apple, Inc.*	2,034	173,602
Nokia Oyj — SP ADR	10,329	161,132
Qualcomm, Inc.	4,449	159,408
SAP AG — SP ADR	3,930	142,345
Taiwan Semiconductor Manufacturing Company Ltd. — SP ADR	17,320	136,828
Canon, Inc. — SP ADR	4,330	135,962
Telefonaktiebolaget LM Ericsson — SP ADR	14,306	111,730
Automatic Data Processing, Inc.	2,646	104,094
Visa, Inc.	1,940	101,753
EMC Corp*	9,697	101,528
Accenture Ltd. — Class A	3,002	98,436
Texas Instruments, Inc.	5,813	90,218
Yahoo!, Inc.*	7,302	89,084
Research In Motion Ltd.*	2,140	86,841
Dell, Inc.*	8,223	84,203
eBay, Inc.*	5,967	83,299
Infosys Technologies Ltd. — SP ADR	3,150	77,395
MasterCard, Inc.	525	75,038
Applied Materials, Inc.	7,155	72,480
CA, Inc.	3,891	72,100
Corning, Inc.	7,548	71,932
Symantec Corp.*	5,253	71,021
ASML Holding NV	3,789	68,467
Juniper Networks, Inc.*	3,851	67,431
Paychex, Inc.	2,472	64,964
Broadcom Corp. — Class A*	3,771	63,994
Adobe Systems, Inc.*	2,976	63,359
Motorola, Inc.	14,171	62,777
Activision Blizzard Inc.*	7,020	60,653
Intuit, Inc.*	2,482	59,047
Western Union Co.	4,090	58,651
Xerox Corp.	7,059	56,260
McAfee, Inc.*	1,547	53,480
Computer Sciences Corp.*	1,485	52,183
Tyco Electronics Ltd.	3,190	51,710
BMC Software, Inc.*	1,876	50,483
Fiserv, Inc.*	1,379	50,154
AU Optronics Corp. — SP ADR	6,504	49,951
Harris Corp.	1,312	49,922
Altera Corp.	2,925	48,877
Cognizant Technology Solutions Corp. — Class A*	2,662	48,076

		MARKET
	SHARES	VALUE

Analog Devices, Inc.	2,493	$47,417
Nvidia Corp.*	5,867	47,347
Citrix Systems, Inc.*	1,992	46,951
NetApp, Inc.*	3,342	46,688
STMicroelectronics NV — SP ADR	6,898	45,872
Linear Technology Corp.	2,057	45,501
Affiliated Computer Services, Inc. — Class A*	987	45,353
Xilinx, Inc.	2,532	45,120
Flir Systems, Inc.*	1,460	44,793
SAIC, Inc.*	2,280	44,414
Check Point Software Technologies Ltd.*	2,327	44,190
Alcatel-Lucent*	20,068	43,146
Agilent Technologies, Inc.*	2,663	41,623
Marvell Technology Group Ltd.*	6,223	41,507
Salesforce.com, Inc.*	1,280	40,973
Autodesk, Inc.*	2,062	40,518
KLA-Tencor Corp.	1,859	40,508
Amphenol Corp.	1,658	39,759
Lender Processing Services, Inc.	1,340	39,463
Fidelity National Information Services, Inc.	2,333	37,958
VeriSign, Inc.*	1,989	37,950
Alliance Data Systems Corp.*	804	37,410
Trimble Navigation Ltd.*	1,710	36,953
Electronic Arts, Inc.*	2,288	36,699
Amdocs, Ltd.*	2,001	36,598
Synopsys, Inc.*	1,956	36,225
Microchip Technology, Inc.	1,848	36,091
Total System Services, Inc.	2,570	35,980
Avnet, Inc.*	1,961	35,710
Hewitt Associates, Inc. — Class A*	1,240	35,191
Red Hat, Inc.*	2,644	34,954
Lam Research Corp.*	1,625	34,580
Akamai Technologies, Inc.*	2,290	34,556
Teradata Corp.*	2,320	34,406
ANSYS, Inc.*	1,193	33,273
Nuance Communications, Inc.*	3,200	33,152
Ingram Micro, Inc. — Class A*	2,433	32,578
Lexmark International, Inc.*	1,206	32,441
Arrow Electronics, Inc.*	1,712	32,254
Global Payments, Inc.	970	31,806
IAC/InterActiveCorp*	2,020	31,775
FactSet Research Systems Inc.	710	31,410
Sun Microsystems, Inc.*	8,060	30,789
Metavante Technologies, Inc.*	1,890	30,448
MEMC Electronic Materials, Inc.*	2,126	30,359
Mettler Toledo International, Inc.*	449	30,263
Baidu.com — SP ADR*	230	30,031
Satyam Computer Services Ltd. — SP ADR	3,320	30,013
Sybase, Inc.*	1,210	29,972

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     TECHNOLOGY FUND

		MARKET
	SHARES	VALUE

Western Digital Corp.*	2,617	$29,965
Itron, Inc.*	470	29,958
National Instruments Corp.	1,220	29,719
NCR Corp.*	2,087	29,510
Equinix, Inc.*	550	29,254
National Semiconductor Corp.	2,843	28,629
DST Systems, Inc.*	742	28,181
LSI Logic Corp.*	8,505	27,981
Sohu.com, Inc.*	580	27,457
SanDisk Corp.*	2,546	24,442
Micron Technology, Inc.*	9,058	23,913
Flextronics International Ltd.*	9,103	23,304
Seagate Technology	5,190	22,992
Cree, Inc.*	1,400	22,218
ON Semiconductor Corp.*	6,020	20,468
Advanced Micro Devices, Inc.*	8,320	17,971
Infineon Technologies
AG — SP ADR*	9,980	13,972

Total Common Stocks
(Cost $7,279,902)		7,117,105

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 2.2%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$155,696	155,696

Total Repurchase Agreement
(Cost $155,696)		155,696

Total Investments 100.5%
(Cost $7,435,598)		$7,272,801

Liabilities in Excess of
Other Assets – (0.5)%		$(34,475)

Net Assets – 100.0%		$7,238,326

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
38 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     TELECOMMUNICATIONS FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.5%

AT&T, Inc.	33,939	$967,262
Verizon Communications, Inc.	22,652	767,903
Vodafone Group PLC — SP ADR	36,296	741,890
Cisco Systems, Inc.*	40,694	663,312
Deutsche Telekom AG — SP ADR	39,999	611,985
Qualcomm, Inc.	10,939	391,944
Nokia Oyj — SP ADR	24,377	380,281
America Movil SAB de
CV — SP ADR	11,857	367,448
Telefonaktiebolaget LM
Ericsson — SP ADR	46,836	365,789
Research In Motion Ltd.*	7,005	284,263
Corning, Inc.	24,705	235,439
American Tower Corp. — Class A*	7,897	231,540
Juniper Networks, Inc.*	12,616	220,906
Motorola, Inc.	46,397	205,539
Qwest Communications
International, Inc.	55,527	202,118
MetroPCS Communications, Inc.*	11,318	168,072
Harris Corp.	4,295	163,425
Embarq Corp.	4,513	162,288
Crown Castle International Corp.*	8,340	146,617
Windstream Corp.	15,565	143,198
Alcatel-Lucent*	65,702	141,259
Tele Norte Leste Participacoes
SA — ADR	10,006	139,284
U.S. Cellular Corp.*	2,798	120,986
Frontier Communications Corp.	13,202	115,385
Sprint Nextel Corp.*	59,906	109,628
CenturyTel, Inc.	3,905	106,724
NII Holdings, Inc. — Class B*	5,828	105,953
Leap Wireless International,
Inc. — Class B*	3,603	96,885
SBA Communications Corp.*	5,507	89,874
Polycom, Inc.*	4,614	62,335
CommScope, Inc.*	3,759	58,415
Level 3 Communications, Inc.*	72,187	50,531

Total Common Stocks
(Cost $7,747,926)		8,618,478

FACE		MARKET
AMOUNT		VALUE

REPURCHASE AGREEMENT† 1.8%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$161,278	$161,278

Total Repurchase Agreement
(Cost $161,278)		161,278

Total Investments 100.3%
(Cost $7,909,204)		$8,779,756

Liabilities in Excess of
Other Assets – (0.3)%		$(25,664)

Net Assets – 100.0%		$8,754,092

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS
December 31, 2008
     TRANSPORTATION FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.2%

United Parcel Service,
Inc. — Class B	35,462	$1,956,084
Burlington Northern
Santa Fe Corp.	20,633	1,562,124
Delta Air Lines, Inc.*	131,891	1,511,471
Union Pacific Corp.	28,608	1,367,462
FedEx Corp.	21,103	1,353,757
Canadian National Railway Co.	33,510	1,231,828
Norfolk Southern Corp.	20,276	953,986
CH Robinson Worldwide, Inc.	17,335	953,945
CSX Corp.	28,556	927,213
Expeditors International of
Washington, Inc.	26,721	889,008
Southwest Airlines Co.	77,652	669,360
AMR Corp.*	53,816	574,217
JetBlue Airways Corp.*	78,815	559,587
Continental Airlines,
Inc. — Class B*	29,309	529,321
J.B. Hunt Transport Services, Inc.	20,085	527,633
UAL Corp.	42,389	467,127
Landstar System, Inc.	11,659	448,055
Ryder System, Inc.	10,797	418,708
UTI Worldwide, Inc.	28,354	406,596
Heartland Express, Inc.	25,342	399,390
Hertz Global Holdings, Inc.*	78,088	395,906
Knight Transportation, Inc.	23,986	386,654
Old Dominion Freight Line, Inc.*	12,122	344,992
Werner Enterprises, Inc.	19,447	337,211
Kirby Corp.*	12,161	332,725
Genesee & Wyoming,
Inc. — Class A*	10,482	319,701
Kansas City Southern*	16,620	316,611
Con-way, Inc.	11,166	297,016
HUB Group, Inc. — Class A*	10,506	278,724
Alexander & Baldwin, Inc.	10,326	258,770
DryShips Inc.	13,484	143,739

Total Common Stocks
(Cost $18,819,892)		21,118,921

FACE		MARKET
AMOUNT		VALUE

REPURCHASE AGREEMENT† 1.9%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$411,625	$411,625

Total Repurchase Agreement
(Cost $411,625)		411,625

Total Investments 100.1%
(Cost $19,231,517)		$21,530,546

Liabilities in Excess of
Other Assets – (0.1)%		$(21,102)

Net Assets – 100.0%		$21,509,444

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
40 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     UTILITIES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.1%

Exelon Corp.	24,774	$1,377,682
Southern Co.	34,083	1,261,071
FPL Group, Inc.	22,344	1,124,574
Dominion Resources, Inc.	28,487	1,020,974
Duke Energy Corp.	64,646	970,337
Entergy Corp.	11,197	930,807
PG&E Corp.	23,773	920,253
Public Service Enterprise Group, Inc.	30,013	875,479
American Electric Power
Company, Inc.	25,512	849,039
FirstEnergy Corp.	17,178	834,507
Sempra Energy	17,863	761,500
Progress Energy, Inc.	18,755	747,387
PPL Corp.	23,992	736,315
Consolidated Edison, Inc.	18,707	728,264
Edison International	22,404	719,617
Xcel Energy, Inc.	36,188	671,287
Ameren Corp.	18,340	609,988
Questar Corp.	18,464	603,588
NRG Energy, Inc.*	25,040	584,183
Allegheny Energy, Inc.	17,121	579,717
DTE Energy Co.	15,662	558,664
Equitable Resources, Inc.	15,863	532,204
Wisconsin Energy Corp.	12,385	519,922
AES Corp.*	62,547	515,387
CenterPoint Energy, Inc.	40,546	511,691
NSTAR	13,502	492,688
SCANA Corp.	13,742	489,215
Constellation Energy Group, Inc.	19,023	477,287
Northeast Utilities	19,735	474,824
MDU Resources Group, Inc.	21,180	457,064
Puget Energy, Inc.	16,671	454,618
Mirant Corp.*	24,035	453,541
American Water Works Company, Inc.	20,839	435,118
Alliant Energy Corp.	14,338	418,383
Pinnacle West Capital Corp.	12,957	416,308
Pepco Holdings, Inc.	23,405	415,673
Aqua America, Inc.	20,110	414,065
Integrys Energy Group, Inc.	9,356	402,121
Oneok, Inc.	13,566	395,042
UGI Corp.	15,732	384,175
NV Energy, Inc.	38,321	378,995
AGL Resources, Inc.	11,927	373,911
DPL, Inc.	16,024	365,988
NiSource, Inc.	33,189	364,083
Piedmont Natural Gas Co.	11,235	355,812
Great Plains Energy, Inc.	18,122	350,298
ITC Holdings Corp.	8,011	349,921
National Fuel Gas Co.	11,149	349,298

		MARKET
	SHARES	VALUE

OGE Energy Corp.	13,526	$348,700
Westar Energy, Inc.	16,951	347,665
CMS Energy Corp.	34,222	345,984
TECO Energy, Inc.	27,949	345,170
Calpine Corp.*	46,871	341,221
Vectren Corp.	13,360	334,134
Atmos Energy Corp.	13,984	331,421
New Jersey Resources Corp.	8,220	323,457
WGL Holdings, Inc.	9,775	319,545
Energen Corp.	10,873	318,905
Reliant Energy, Inc.*	54,933	317,513
Hawaiian Electric Industries, Inc.	13,333	295,193
Ormat Technologies, Inc.	8,797	280,360
Nicor, Inc.	7,530	261,592
Dynegy Inc.*	89,073	178,146

Total Common Stocks
(Cost $30,017,555)		33,701,871

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.9%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$637,486	637,486

Total Repurchase Agreement
(Cost $637,486)		637,486

Total Investments 100.0%
(Cost $30,655,041)		$34,339,357

Other Assets in Excess
of Liabilities – 0.0%		$3,503

Net Assets – 100.0%		$34,342,860

*	Non-Income Producing Security.
†	Repurchase Agreement — See Note 4.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 41

STATEMENTS OF ASSETS AND LIABILITIES

		Basic	Bio-	Consumer
	Banking	Materials	technology	Products
	Fund	Fund	Fund	Fund

ASSETS
Investment Securities	$22,442,039	$23,340,942	$34,574,370	$24,372,874
Repurchase Agreements	415,592	469,457	593,776	455,957

Total Investments	22,857,631	23,810,399	35,168,146	24,828,831
Receivable for Securities Sold	—	—	—	227,341
Receivable for Fund Shares Sold	103,091	298,853	712,910	1,455
Investment Income Receivable	69,669	31,594	—	90,134

Total Assets	23,030,391	24,140,846	35,881,056	25,147,761

LIABILITIES
Payable for Securities Purchased	—	164,390	517,007	—
Payable for Fund Shares Redeemed	18,862	124,187	5,815	261,986
Investment Advisory Fees Payable	15,274	14,749	21,983	16,669
Transfer Agent and Administrative Fees Payable	4,492	4,338	6,466	4,903
Distribution and Service Fees Payable	4,492	4,338	6,466	4,903
Portfolio Accounting Fees Payable	1,797	1,735	2,586	1,961
Custody Fees Payable	608	584	1,787	635
Other Accrued Fees	16,640	38,124	22,803	23,996

Total Liabilities	62,165	352,445	584,913	315,053

NET ASSETS	$22,968,226	$23,788,401	$35,296,143	$24,832,708

NET ASSETS CONSIST OF
Paid-In Capital	$34,581,279	$28,118,202	$47,128,682	$29,315,687
Undistributed Net Investment Income (Loss)	435,757	86,889	—	346,841
Accumulated Net Realized Loss on Investments	(12,609,614)	(5,962,687)	(15,641,144)	(7,153,872)
Net Unrealized Appreciation (Depreciation) on Investments	560,804	1,545,997	3,808,605	2,324,052

NET ASSETS	$22,968,226	$23,788,401	$35,296,143	$24,832,708

SHARES OUTSTANDING	1,713,945	1,227,276	1,854,766	902,755

NET ASSET VALUES	$13.40	$19.38	$19.03	$27.51

Cost of Investments	$22,296,827	$22,264,402	$31,359,541	$22,504,779
42 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2008

		Energy	Financial	Health			Precious
Electronics	Energy	Services	Services	Care	Internet	Leisure	Metals
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$1,824,031	$30,220,907	$21,241,372	$8,142,619	$35,151,332	$2,341,260	$1,553,428	$59,858,055
41,352	239,327	320,485	136,482	730,051	53,290	26,989	1,312,400

1,865,383	30,460,234	21,561,857	8,279,101	35,881,383	2,394,550	1,580,417	61,170,455
68,134	669,264	—	—	392,622	15,511	—	—
—	85,934	1,675,686	696,588	64,591	4,279	427,872	1,195,064
369	48,154	16,423	30,646	55,222	832	2,718	23,455

1,933,886	31,263,586	23,253,966	9,006,335	36,393,818	2,415,172	2,011,007	62,388,974

—	—	1,583,497	667,009	—	—	400,002	678,275
50,279	330,788	3,472	9,611	539,191	1,499	2,250	576,349
1,504	22,586	13,804	5,573	24,897	1,672	795	32,638
442	6,643	4,060	1,639	7,323	492	234	10,879
442	6,643	4,060	1,639	7,323	492	234	10,879
177	2,657	1,624	656	2,929	197	94	4,352
57	881	530	217	1,158	64	30	1,419
3,839	50,315	45,394	13,093	33,405	6,045	5,955	48,907

56,740	420,513	1,656,441	699,437	616,226	10,461	409,594	1,363,698

$1,877,146	$30,843,073	$21,597,525	$8,306,898	$35,777,592	$2,404,711	$1,601,413	$61,025,276

$14,483,099	$30,270,303	$24,084,485	$19,924,094	$46,274,763	$9,295,441	$4,719,914	$69,531,552
—	—	—	264,133	—	—	—	(96,056)
(12,836,511)	(3,289,384)	(2,871,055)	(12,038,555)	(12,411,768)	(7,530,779)	(3,052,191)	(29,592,063)
230,558	3,862,154	384,095	157,226	1,914,597	640,049	(66,310)	21,181,843

$1,877,146	$30,843,073	$21,597,525	$8,306,898	$35,777,592	$2,404,711	$1,601,413	$61,025,276

275,216	1,504,922	1,523,400	728,140	1,685,984	244,478	52,554	6,605,972

$6.82	$20.49	$14.18	$11.41	$21.22	$9.84	$30.47	$9.24

$1,634,825	$26,598,080	$21,177,762	$8,121,875	$33,966,786	$1,754,501	$1,646,727	$39,988,612
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 43

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

			Telecom-	Trans-
	Retailing	Technology	munications	portation
	Fund	Fund	Fund	Fund

ASSETS
Investment Securities	$13,327,837	$7,117,105	$8,618,478	$21,118,921
Repurchase Agreements	274,779	155,696	161,278	411,625

Total Investments	13,602,616	7,272,801	8,779,756	21,530,546
Receivable for Securities Sold	—	—	302,174	195,893
Receivable for Fund Shares Sold	79,211	2,683	—	981
Investment Income Receivable	10,949	3,576	26,540	20,879

Total Assets	13,692,776	7,279,060	9,108,470	21,748,299

LIABILITIES
Payable for Fund Shares Redeemed	49,467	19,372	330,028	197,668
Investment Advisory Fees Payable	7,950	5,267	6,663	13,634
Transfer Agent and Administrative Fees Payable	2,338	1,549	1,960	4,010
Distribution and Service Fees Payable	2,338	1,549	1,960	4,010
Portfolio Accounting Fees Payable	935	620	784	1,604
Custody Fees Payable	303	200	258	523
Other Accrued Fees	8,363	12,177	12,725	17,406

Total Liabilities	71,694	40,734	354,378	238,855

NET ASSETS	$13,621,082	$7,238,326	$8,754,092	$21,509,444

NET ASSETS CONSIST OF
Paid-In Capital	$17,659,639	$15,931,335	$13,157,265	$28,154,907
Undistributed Net Investment Income	—	—	180,137	41,800
Accumulated Net Realized Loss on Investments	(4,970,474)	(8,530,212)	(5,453,862)	(8,986,292)
Net Unrealized Appreciation (Depreciation) on Investments	931,917	(162,797)	870,552	2,299,029

NET ASSETS	$13,621,082	$7,238,326	$8,754,092	$21,509,444

SHARES OUTSTANDING	1,810,086	1,026,710	1,102,666	1,971,812

NET ASSET VALUES	$7.53	$7.05	$7.94	$10.91

Cost of Investments	$12,670,699	$7,435,598	$7,909,204	$19,231,517
44 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2008

Utilities
Fund

$33,701,871
637,486

34,339,357
1,063,702
18,567
85,702

35,507,328

1,086,067
25,298
7,441
7,441
2,976
968
34,277

1,164,468

$34,342,860

$36,213,473
777,787
(6,332,716)
3,684,316

$34,342,860

2,229,121

$15.41

$30,655,041
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 45

STATEMENTS OF OPERATIONS

		Basic	Bio-	Consumer
	Banking	Materials	technology	Products
	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Interest	$568	$5,569	$1,960	$2,452
Income from Securities Lending, net	25,909	60,724	36,233	13,337
Dividends, Net of Foreign Tax Withheld	656,838	933,145	44,117	792,154

Total Income	683,315	999,438	82,310	807,943

EXPENSES
Investment Advisory Fees	128,813	486,724	186,382	243,944
Transfer Agent and Administrative Fees	37,886	143,154	54,818	71,748
Audit and Outside Service Fees	12,548	29,775	16,961	18,380
Portfolio Accounting Fees	15,155	57,262	21,927	28,699
Trustees’ Fees*	1,490	7,662	1,856	3,410
Shareholder Service Fees	37,886	143,154	54,818	71,748
Custody Fees	5,369	15,593	8,201	7,926
Miscellaneous	8,411	29,225	13,083	15,247

Total Expenses	247,558	912,549	358,046	461,102

Net Investment Income (Loss)	435,757	86,889	(275,736)	346,841

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	(10,573,313)	1,152,831	(7,929,098)	(5,215,418)

Total Net Realized Gain (Loss)	(10,573,313)	1,152,831	(7,929,098)	(5,215,418)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	447,394	(23,178,062)	900,607	(3,412,150)

Net Change in Unrealized Appreciation (Depreciation)	447,394	(23,178,062)	900,607	(3,412,150)

Net Loss on Investments	(10,125,919)	(22,025,231)	(7,028,491)	(8,627,568)

Net Decrease in Net Assets from Operations	$(9,690,162)	$(21,938,342)	$(7,304,227)	$(8,280,727)

Foreign Tax Withheld	$3,052	$19,505	$—	$5,542

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
46 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2008

		Energy	Financial	Health			Precious
Electronics	Energy	Services	Services	Care	Internet	Leisure	Metals
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$832	$8,631	$6,947	$1,252	$2,356	$1,267	$882	$8,128
5,837	52,792	61,158	17,557	19,531	11,942	13,100	94,911
48,930	1,042,620	479,512	473,119	560,193	39,016	81,216	505,289

55,599	1,104,043	547,617	491,928	582,080	52,225	95,198	608,328

32,500	619,238	570,646	120,469	308,869	82,903	60,527	544,274
9,559	182,129	167,837	35,432	90,844	24,383	17,802	181,425
3,001	39,091	35,574	10,248	25,430	4,763	4,763	37,209
3,824	72,852	67,135	14,173	36,338	9,753	7,121	72,570
730	9,009	8,709	2,406	4,261	1,251	1,540	7,441
9,559	182,129	167,837	35,432	90,844	24,383	17,802	181,425
1,118	19,501	19,071	4,109	11,237	2,623	2,576	19,737
1,048	38,674	34,389	5,526	18,958	5,397	1,674	44,289

61,339	1,162,623	1,071,198	227,795	586,781	155,456	113,805	1,088,370

(5,740)	(58,580)	(523,581)	264,133	(4,701)	(103,231)	(18,607)	(480,042)

(1,803,213)	1,554,190	2,778,008	(8,632,303)	(8,440,559)	(3,481,970)	(1,616,766)	(16,661,919)

(1,803,213)	1,554,190	2,778,008	(8,632,303)	(8,440,559)	(3,481,970)	(1,616,766)	(16,661,919)

(710,290)	(29,169,597)	(32,892,033)	(731,796)	(5,038,254)	(2,316,967)	(3,099,244)	(8,942,337)

(710,290)	(29,169,597)	(32,892,033)	(731,796)	(5,038,254)	(2,316,967)	(3,099,244)	(8,942,337)

(2,513,503)	(27,615,407)	(30,114,025)	(9,364,099)	(13,478,813)	(5,798,937)	(4,716,010)	(25,604,256)

$(2,519,243)	$(27,673,987)	$(30,637,606)	$(9,099,966)	$(13,483,514)	$(5,902,168)	$(4,734,617)	$(26,084,298)

$3,548	$25,146	$393	$6,871	$20,418	$—	$—	$26,883
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 47

STATEMENTS OF OPERATIONS (concluded)

			Telecom-	Trans-
	Retailing	Technology	munications	portation
	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Interest	$534	$1,745	$995	$1,118
Income from Securities Lending, net	8,488	15,359	10,287	13,826
Dividends, Net of Foreign Tax Withheld	79,966	137,178	385,222	275,098

Total Income	88,988	154,282	396,504	290,042

EXPENSES
Investment Advisory Fees	51,902	135,774	114,786	130,092
Transfer Agent and Administrative Fees	15,265	39,933	33,760	38,262
Audit and Outside Service Fees	6,330	9,493	9,848	13,129
Portfolio Accounting Fees	6,106	15,973	13,504	15,305
Trustees’ Fees*	1,119	2,371	2,691	1,930
Shareholder Service Fees	15,265	39,933	33,760	38,262
Custody Fees	1,752	4,258	4,041	4,419
Miscellaneous	1,746	7,470	3,977	6,843

Total Expenses	99,485	255,205	216,367	248,242

Net Investment Income (Loss)	(10,497)	(100,923)	180,137	41,800

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	(4,010,244)	(4,303,913)	(487,480)	(7,373,133)

Total Net Realized Loss	(4,010,244)	(4,303,913)	(487,480)	(7,373,133)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(496,209)	(5,449,695)	(7,308,560)	321,511

Net Change in Unrealized Appreciation (Depreciation)	(496,209)	(5,449,695)	(7,308,560)	321,511

Net Loss on Investments	(4,506,453)	(9,753,608)	(7,796,040)	(7,051,622)

Net Decrease in Net Assets from Operations	$(4,516,950)	$(9,854,531)	$(7,615,903)	$(7,009,822)

Foreign Tax Withheld	$—	$8,565	$19,750	$2,615

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
48 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2008

Utilities
Fund

$3,287
23,727
1,408,512

1,435,526

348,349
102,456
26,128
40,982
5,305
102,456
11,422
20,642

657,740

777,786

(4,412,357)

(4,412,357)

(8,435,432)

(8,435,432)

(12,847,789)

$(12,070,003)

$—
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 49

STATEMENTS OF CHANGES IN NET ASSETS

	Banking Fund		Basic Materials Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS
Net Investment Income (Loss)	$435,757	$231,442	$86,889	$227,377
Net Realized Gain (Loss) on Investments	(10,573,313)	(236,806)	1,152,831	4,888,395
Net Change in Unrealized Appreciation (Depreciation) on Investments	447,394	(2,663,252)	(23,178,062)	13,276,324

Net Increase (Decrease) in Net Assets from Operations	(9,690,162)	(2,668,616)	(21,938,342)	18,392,096

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	(31,117)	(264,031)	(210,622)	(115,536)
Realized Gain on Investments	—	—	(2,124,893)	(6,304,782)

Total Distributions to Shareholders	(31,117)	(264,031)	(2,335,515)	(6,420,318)

SHARE TRANSACTIONS
Proceeds from Shares Purchased	131,840,581	53,295,310	122,781,379	207,462,598
Value of Shares Purchased through Dividend Reinvestment	31,117	264,031	2,335,515	6,420,318
Cost of Shares Redeemed	(108,368,480)	(65,788,808)	(172,645,480)	(188,885,815)

Net Increase (Decrease) in Net Assets From Share Transactions	23,503,218	(12,229,467)	(47,528,586)	24,997,101

Net Increase (Decrease) in Net Assets	13,781,939	(15,162,114)	(71,802,443)	36,968,879
NET ASSETS—BEGINNING OF PERIOD	9,186,287	24,348,401	95,590,844	58,621,965

NET ASSETS—END OF PERIOD	$22,968,226	$9,186,287	$23,788,401	$95,590,844

UNDISTRIBUTED NET INVESTMENT INCOME—END OF PERIOD	$435,757	$31,117	$86,889	$210,622

50 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Biotechnology Fund		Consumer Products Fund		Electronics Fund		Energy Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$(275,736)	$(141,129)	$346,841	$359,385	$(5,740)	$(62,342)	$(58,580)	$(211,655)
(7,929,098)	469,104	(5,215,418)	3,935,767	(1,803,213)	(51,554)	1,554,190	9,147,271

900,607	(231,721)	(3,412,150)	(1,236,597)	(710,290)	(389,276)	(29,169,597)	9,036,708

(7,304,227)	96,254	(8,280,727)	3,058,555	(2,519,243)	(503,172)	(27,673,987)	17,972,324

—	—	(52,693)	(619,303)	—	—	—	—
—	—	(723,429)	(2,667,488)	—	—	(1,382,160)	(9,416,467)

—	—	(776,122)	(3,286,791)	—	—	(1,382,160)	(9,416,467)

113,407,091	86,196,308	93,052,835	88,745,950	36,140,507	96,620,046	135,629,947	215,732,736
—	—	776,122	3,286,791	—	—	1,382,160	9,416,467
(84,733,296)	(83,120,184)	(100,786,369)	(93,964,574)	(34,687,381)	(97,029,201)	(178,570,587)	(202,437,037)

28,673,795	3,076,124	(6,957,412)	(1,931,833)	1,453,126	(409,155)	(41,558,480)	22,712,166

21,369,568	3,172,378	(16,014,261)	(2,160,069)	(1,066,117)	(912,327)	(70,614,627)	31,268,023
13,926,575	10,754,197	40,846,969	43,007,038	2,943,263	3,855,590	101,457,700	70,189,677

$35,296,143	$13,926,575	$24,832,708	$40,846,969	$1,877,146	$2,943,263	$30,843,073	$101,457,700

$—	$—	$346,841	$52,693	$—	$—	$—	$—

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 51

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Energy Services Fund		Financial Services Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

FROM OPERATIONS
Net Investment Income (Loss)	$(523,581)	$(724,648)	$264,133	$301,738
Net Realized Gain (Loss) on Investments	2,778,008	5,318,870	(8,632,303)	(2,475,909)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(32,892,033)	15,361,157	(731,796)	(3,591,390)

Net Increase (Decrease) in Net Assets from Operations	(30,637,606)	19,955,379	(9,099,966)	(5,765,561)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	—	—	—	(356,724)
Realized Gain on Investments	(2,824,110)	(4,988,289)	—	(1,965,631)

Total Distributions to Shareholders	(2,824,110)	(4,988,289)	—	(2,322,355)

SHARE TRANSACTIONS
Proceeds from Shares Purchased	99,290,499	208,159,435	68,548,696	79,190,928
Value of Shares Purchased through Dividend Reinvestment	2,824,110	4,988,289	—	2,322,355
Cost of Shares Redeemed	(142,972,195)	(176,108,208)	(68,649,518)	(106,107,981)

Net Increase (Decrease) in Net Assets From Share Transactions	(40,857,586)	37,039,516	(100,822)	(24,594,698)

Net Increase (Decrease) in Net Assets	(74,319,302)	52,006,606	(9,200,788)	(32,682,614)
NET ASSETS—BEGINNING OF PERIOD	95,916,827	43,910,221	17,507,686	50,190,300

NET ASSETS—END OF PERIOD	$21,597,525	$95,916,827	$8,306,898	$17,507,686

UNDISTRIBUTED NET INVESTMENT INCOME—END OF PERIOD	$—	$—	$264,133	$—

52 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Health Care Fund		Internet Fund		Leisure Fund		Precious Metals Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$(4,701)	$(10,979)	$(103,231)	$(42,463)	$(18,607)	$(35,731)	$(480,042)	$(451,283)
(8,440,559)	1,289,369	(3,481,970)	(2,185,780)	(1,616,766)	3,885,473	(16,661,919)	2,831,069

(5,038,254)	668,394	(2,316,967)	637,407	(3,099,244)	(3,807,495)	(8,942,337)	5,749,066

(13,483,514)	1,946,784	(5,902,168)	(1,590,836)	(4,734,617)	42,247	(26,084,298)	8,128,852

—	—	—	—	—	—	—	—
(1,811,041)	(704,340)	—	—	(897,056)	(2,699,704)	—	—

(1,811,041)	(704,340)	—	—	(897,056)	(2,699,704)	—	—

120,262,804	92,827,139	34,864,746	88,043,421	18,425,199	44,910,850	219,496,964	241,306,780
1,811,041	704,340	—	—	897,056	2,699,704	—	—
(108,522,893)	(98,077,985)	(51,495,124)	(70,895,883)	(27,400,224)	(67,341,016)	(223,999,955)	(220,733,106)

13,550,952	(4,546,506)	(16,630,378)	17,147,538	(8,077,969)	(19,730,462)	(4,502,991)	20,573,674

(1,743,603)	(3,304,062)	(22,532,546)	15,556,702	(13,709,642)	(22,387,919)	(30,587,289)	28,702,526
37,521,195	40,825,257	24,937,257	9,380,555	15,311,055	37,698,974	91,612,565	62,910,039

$35,777,592	$37,521,195	$2,404,711	$24,937,257	$1,601,413	$15,311,055	$61,025,276	$91,612,565

$—	$—	$—	$—	$—	$—	$(96,056)	$—

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 53

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Retailing Fund		Technology Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income (Loss)	$(10,497)	$(142,319)	$(100,923)	$(310,013)
Net Realized Gain (Loss) on Investments	(4,010,244)	4,054,955	(4,303,913)	(97,899)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(496,209)	(4,163,479)	(5,449,695)	2,356,246

Net Increase (Decrease) in Net Assets from Operations	(4,516,950)	(250,843)	(9,854,531)	1,948,334

Distributions to Shareholders from:
Net Investment Income	—	—	—	—
Realized Gain on Investments	(43,364)	(2,790,535)	(1,738,171)	—

Total Distributions to Shareholders	(43,364)	(2,790,535)	(1,738,171)	—

Share Transactions
Proceeds from Shares Purchased	43,988,119	32,143,772	51,312,291	107,559,082
Value of Shares Purchased through Dividend Reinvestment	43,364	2,790,535	1,738,171	—
Cost of Shares Redeemed	(30,501,348)	(55,548,038)	(67,342,145)	(99,599,978)

Net Increase (Decrease) in Net Assets From Share Transactions	13,530,135	(20,613,731)	(14,291,683)	7,959,104

Net Increase (Decrease) in Net Assets	8,969,821	(23,655,109)	(25,884,385)	9,907,438
Net Assets—Beginning of Period	4,651,261	28,306,370	33,122,711	23,215,273

Net Assets—End of Period	$13,621,082	$4,651,261	$7,238,326	$33,122,711

Undistributed Net Investment Income—End of Period	$—	$—	$—	$—

54 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Telecommunications Fund		Transportation Fund		Utilities Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007

$180,137	$89,337	$41,800	$(28,394)	$777,786	$903,330
(487,480)	829,644	(7,373,133)	6,322,992	(4,412,357)	6,950,046
(7,308,560)	1,033,472	321,511	(6,232,420)	(8,435,432)	(471,010)

(7,615,903)	1,952,453	(7,009,822)	62,178	(12,070,003)	7,382,366

(27,542)	(61,795)	—	—	(168,847)	(965,717)
(2,568,098)	—	(426,402)	(4,179,577)	(446,727)	(6,515,265)

(2,595,640)	(61,795)	(426,402)	(4,179,577)	(615,574)	(7,480,982)

51,078,163	127,767,300	108,853,564	67,872,597	151,253,931	183,701,392
2,595,640	61,795	426,402	4,179,577	615,574	7,480,982
(66,488,967)	(131,276,188)	(88,847,430)	(88,970,860)	(170,372,614)	(197,270,858)

(12,815,164)	(3,447,093)	20,432,536	(16,918,686)	(18,503,109)	(6,088,484)

(23,026,707)	(1,556,435)	12,996,312	(21,036,085)	(31,188,686)	(6,187,100)
31,780,799	33,337,234	8,513,132	29,549,217	65,531,546	71,718,646

$8,754,092	$31,780,799	$21,509,444	$8,513,132	$34,342,860	$65,531,546

$180,137	$27,542	$41,800	$—	$777,787	$168,848

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 55

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
											AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		Net Increase	NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		(Decrease) in	VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	Value	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Banking Fund
December 31, 2008	$22.80	$.48	$ (9.86)	$ (9.38)	$ (.02)	$—	$ (.02)	$ (9.40)	$13.40	(41.16)%	1.63%	2.87%	521%	$22,968
December 31, 2007	32.44	.56	(9.32)	(8.76)	(.88)	—	(.88)	(9.64)	22.80	(27.08)%	1.59%	1.85%	405%	9,186
December 31, 2006	29.69	.44	2.89	3.33	(.58)	—	(.58)	2.75	32.44	11.25%	1.59%	1.42%	259%	24,348
December 31, 2005	36.29	.44	(1.52)	(1.08)	(.49)	(5.03)	(5.52)	(6.60)	29.69	(2.77)%	1.58%	1.34%	532%	14,580
December 31, 2004	32.50	.35	4.38	4.73	(.11)	(.83)	(.94)	3.79	36.29	14.74%	1.59%	1.02%	884%	21,920

Basic Materials Fund
December 31, 2008	41.66	.06	(19.38)	(19.32)	(.27)	(2.69)	(2.96)	(22.28)	19.38	(45.40)%	1.60%	0.15%	191%	23,788
December 31, 2007	33.33	.11	11.21	11.32	(.05)	(2.94)	(2.99)	8.33	41.66	33.97%	1.58%	0.28%	244%	95,591
December 31, 2006	27.87	.32	5.90	6.22	(.31)	(.45)	(.76)	5.46	33.33	22.29%	1.60%	1.02%	225%	58,622
December 31, 2005	32.66	.12	.80	.92	(.13)	(5.58)	(5.71)	(4.79)	27.87	4.04%	1.57%	0.41%	364%	28,317
December 31, 2004	27.69	.09	5.58	5.67	(.01)	(.69)	(.70)	4.97	32.66	20.83%	1.59%	0.30%	725%	46,162

Biotechnology Fund
December 31, 2008	21.57	(.26)	(2.28)	(2.54)	—	—	—	(2.54)	19.03	(11.78)%	1.63%	(1.25)%	351%	35,296
December 31, 2007	20.66	(.26)	1.17	.91	—	—	—	.91	21.57	4.40%	1.59%	(1.20)%	660%	13,927
December 31, 2006	21.37	(.32)	(.39)	(.71)	—	—	—	(.71)	20.66	(3.32)%	1.59%	(1.48)%	379%	10,754
December 31, 2005	19.31	(.31)	2.37	2.06	—	—	—	2.06	21.37	10.67%	1.66%	(1.59)%	652%	36,086
December 31, 2004	19.10	(.29)	.50	.21	—	—	—	.21	19.31	1.10%	1.59%	(1.51)%	1,169%	6,588

Consumer Products Fund
December 31, 2008	37.02	.40	(9.09)	(8.69)	(.06)	(.76)	(.82)	(9.51)	27.51	(23.39)%	1.61%	1.21%	297%	24,833
December 31, 2007	36.55	.42	3.69	4.11	(.69)	(2.95)	(3.64)	.47	37.02	11.08%	1.59%	1.10%	260%	40,847
December 31, 2006	31.63	.48	5.03	5.51	(.27)	(.32)	(.59)	4.92	36.55	17.42%	1.59%	1.41%	219%	43,007
December 31, 2005	32.95	.14	(.26)	(.12)	(.17)	(1.03)	(1.20)	(1.32)	31.63	(0.40)%	1.58%	0.42%	357%	22,177
December 31, 2004	29.39	.11	3.78	3.89	(.01)	(.32)	(.33)	3.56	32.95	13.30%	1.59%	0.36%	730%	24,433

Electronics Fund
December 31, 2008	13.67	(.02)	(6.83)	(6.85)	—	—	—	(6.85)	6.82	(50.11)%	1.61%	(0.15)%	940%	1,877
December 31, 2007	14.02	(.11)	(.24)	(.35)	—	—	—	(.35)	13.67	(2.50)%	1.59%	(0.73)%	1,009%	2,943
December 31, 2006	13.68	(.15)	.49	.34	—	—	—	.34	14.02	2.49%	1.59%	(1.02)%	477%	3,856
December 31, 2005	13.17	(.16)	.67	.51	—	—	—	.51	13.68	3.87%	1.62%	(1.24)%	1,136%	8,306
December 31, 2004	16.88	(.20)	(3.51)	(3.71)	—	—	—	(3.71)	13.17	(21.98)%	1.59%	(1.34)%	1,325%	12,289

Energy Fund
December 31, 2008	39.83	(.03)	(18.29)	(18.32)	—	(1.02)	(1.02)	(19.34)	20.49	(46.03)%	1.60%	(0.08)%	154%	30,843
December 31, 2007	33.14	(.11)	11.01	10.90	—	(4.21)	(4.21)	6.69	39.83	33.22%	1.58%	(0.27)%	217%	101,458
December 31, 2006	39.20	(.13)	5.28	5.15	—	(11.21)	(11.21)	(6.06)	33.14	11.93%	1.59%	(0.31)%	146%	70,190
December 31, 2005	29.68	—§	11.44	11.44	(.01)	(1.91)	(1.92)	9.52	39.20	38.54%	1.59%	(0.01)%	351%	83,437
December 31, 2004	22.45	.01	7.23	7.24	(— )§	(.01)	(.01)	7.23	29.68	32.27%	1.58%	0.04%	542%	60,501

Energy Services Fund
December 31, 2008	38.67	(.28)	(21.79)	(22.07)	—	(2.42)	(2.42)	(24.49)	14.18	(57.60)%	1.60%	(0.78)%	122%	21,598
December 31, 2007	29.79	(.34)	11.37	11.03	—	(2.15)	(2.15)	8.88	38.67	37.10%	1.58%	(0.91)%	193%	95,917
December 31, 2006	30.92	(.37)	4.01	3.64	—	(4.77)	(4.77)	(1.13)	29.79	10.98%	1.59%	(1.08)%	184%	43,910
December 31, 2005	20.85	(.30)	10.37	10.07	—	—	—	10.07	30.92	48.30%	1.61%	(1.17)%	317%	79,722
December 31, 2004	15.59	(.22)	5.48	5.26	—	—	—	5.26	20.85	33.74%	1.58%	(1.19)%	808%	29,316
56    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
											AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		Net Increase	NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		(Decrease) in	VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	Value	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Financial Services Fund
December 31, 2008	$ 21.96	$ .32	$ (10.87)	$ (10.55)	$ —	$ —	$ —	$ (10.55)	$11.41	(48.04)%	1.61%	1.87%	422%	$ 8,307
December 31, 2007	32.18	.28	(6.23)	(5.95)	(.66)	(3.61)	(4.27)	(10.22)	21.96	(18.80)%	1.59%	0.90%	525%	17,508
December 31, 2006	29.10	.26	4.59	4.85	(.39)	(1.38)	(1.77)	3.08	32.18	16.73%	1.59%	0.83%	330%	50,190
December 31, 2005	30.38	.28	.67	.95	(.25)	(1.98)	(2.23)	(1.28)	29.10	3.38%	1.59%	0.94%	549%	36,839
December 31, 2004	26.00	.23	4.21	4.44	(.06)	—	(.06)	4.38	30.38	17.12%	1.59%	0.84%	762%	45,180

Health Care Fund
December 31, 2008	29.61	(--)§	(7.40)	(7.40)	—	(.99)	(.99)	(8.39)	21.22	(24.86)%	1.62%	(0.01)%	266%	35,778
December 31, 2007	28.41	(.01)	1.73	1.72	—	(.52)	(.52)	1.20	29.61	6.02%	1.59%	(0.02)%	424%	37,521
December 31, 2006	28.17	(.15)	1.59	1.44	—	(1.20)	(1.20)	.24	28.41	5.11%	1.59%	(0.52)%	251%	40,825
December 31, 2005	25.46	(.16)	2.87	2.71	—	—	—	2.71	28.17	10.64%	1.60%	(0.62)%	330%	51,692
December 31, 2004	24.28	(.16)	1.65	1.49	—	(.31)	(.31)	1.18	25.46	6.22%	1.59%	(0.67)%	629%	30,435

Internet Fund
December 31, 2008	17.85	(.16)	(7.85)	(8.01)	—	—	—	(8.01)	9.84	(44.87)%	1.60%	(1.07)%	341%	2,405
December 31, 2007	16.17	(.05)	1.73	1.68	—	—	—	1.68	17.85	10.39%	1.54%	(0.29)%	432%	24,937
December 31, 2006	14.74	(.21)	1.64	1.43	—	—	—	1.43	16.17	9.70%	1.58%	(1.33)%	420%	9,381
December 31, 2005	17.01	(.21)	(.13)	(.34)	—	(1.93)	(1.93)	(2.27)	14.74	(1.38)%	1.61%	(1.36)%	676%	20,959
December 31, 2004	14.68	(.23)	2.56	2.33	—	—	—	2.33	17.01	15.87%	1.58%	(1.49)%	693%	36,922

Leisure Fund
December 31, 2008†††	636.60	(1.07)	(347.66)	(348.73)	—	(257.40)	(257.40)	(606.13)	30.47	(49.09)%	1.61%	(0.26)%	255%	1,601
December 31, 2007†††	785.70	(1.20)	(15.30)	(16.50)	—	(132.60)	(132.60)	(149.10)	636.60	(2.54)%	1.59%	(0.14)%	171%	15,311
December 31, 2006†††	658.80	(.60)	155.10	154.50	—	(27.60)	(27.60)	126.90	785.70	23.47%	1.60%	(0.07)%	221%	37,699
December 31, 2005†††	761.70	(5.70)	(30.90)	(36.60)	—	(66.30)	(66.30)	(102.90)	658.80	(4.87)%	1.56%	(0.79)%	369%	13,961
December 31, 2004†††	624.00	(5.10)	152.10	147.00	—	(9.30)	(9.30)	137.70	761.70	23.86%	1.58%	(0.74)%	663%	51,755

Precious Metals Fund
December 31, 2008	15.04	(.09)	(5.71)	(5.80)	—	—	—	(5.80)	9.24	(38.56)%	1.50%	(0.66)%	228%	61,025
December 31, 2007	12.58	(.10)	2.56	2.46	—	—	—	2.46	15.04	19.55%	1.45%	(0.71)%	268%	91,613
December 31, 2006	10.36	(.03)	2.25	2.22	—	—	—	2.22	12.58	21.43%	1.49%	(0.26)%	228%	62,910
December 31, 2005	8.57	(.02)	1.81	1.79	—	—	—	1.79	10.36	20.89%	1.57%	(0.24)%	308%	68,241
December 31, 2004	9.99	(.05)	(1.37)	(1.42)	—	—	—	(1.42)	8.57	(14.21)%	1.46%	(0.54)%	519%	35,043

Retailing Fund
December 31, 2008	11.27	(.02)	(3.70)	(3.72)	—	(.02)	(.02)	(3.74)	7.53	(32.95)%	1.62%	(0.17)%	460%	13,621
December 31, 2007	29.78	(.24)	(2.95)	(3.19)	—	(15.32)	(15.32)	(18.51)	11.27	(12.60)%	1.60%	(0.81)%	182%	4,651
December 31, 2006	27.85	(.11)	2.92	2.81	—	(.88)	(.88)	1.93	29.78	10.08%	1.59%	(0.37)%	227%	28,306
December 31, 2005	26.65	(.25)	1.70	1.45	—	(.25)	(.25)	1.20	27.85	5.48%	1.58%	(0.90)%	421%	17,616
December 31, 2004	25.99	(.22)	2.62	2.40	—	(1.74)	(1.74)	.66	26.65	10.06%	1.58%	(0.83)%	609%	20,800

Technology Fund
December 31, 2008	16.27	(.08)	(7.39)	(7.47)	—	(1.75)	(1.75)	(9.22)	7.05	(45.41)%	1.60%	(0.63)%	277%	7,238
December 31, 2007	14.74	(.15)	1.68	1.53	—	—	—	1.53	16.27	10.38%	1.56%	(0.91)%	584%	33,123
December 31, 2006	13.92	(.16)	.98	.82	—	—	—	.82	14.74	5.89%	1.59%	(1.09)%	403%	23,215
December 31, 2005	13.50	(.16)	.58	.42	—	—	—	.42	13.92	3.11%	1.62%	(1.21)%	541%	19,145
December 31, 2004	14.88	(.05)	.03	(.02)	—	(1.36)	(1.36)	(1.38)	13.50	1.15%	1.58%	(0.36)%	767%	19,919
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    57

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
											AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease)
	NET ASSET	Net	and	in Net Asset	Distributions	Distributions		Net Increase	NET ASSET			Net		Net Assets,
	VALUE,	Investment	Unrealized	Value	from Net	from Net		(Decrease) in	VALUE,	Total		Investment	Portfolio	End of
	BEGINNING	Income	Gains (Losses)	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Income	Turnover	Period (000’s
Year Ended	OF PERIOD	(Loss)†	on Investments	Operations	Income	Gains	Distributions	Value	PERIOD	Return††	Expenses	(Loss)	Rate	omitted)

Telecommunications Fund
December 31, 2008	$23.89	$ .24	$ (11.49)	$ (11.25)	$ (.05)	$ (4.65)	$ (4.70)	$ (15.95)	$ 7.94	(45.34)%	1.61%	1.34%	341%	$ 8,754
December 31, 2007	21.91	.05	1.97	2.02	(.04)	—	(.04)	1.98	23.89	9.23%	1.58%	0.20%	295%	31,781
December 31, 2006	18.81	.15	3.52	3.67	(.29)	(.28)	(.57)	3.10	21.91	19.51%	1.59%	0.72%	264%	33,337
December 31, 2005	20.53	.19	.06	.25	—	(1.97)	(1.97)	(1.72)	18.81	1.16%	1.60%	0.98%	362%	16,898
December 31, 2004	18.22	(.02)	2.33	2.31	—	—	—	2.31	20.53	12.68%	1.58%	(0.08)%	809%	30,191

Transportation Fund
December 31, 2008	14.85	.04	(3.80)	(3.76)	—	(.18)	(.18)	(3.94)	10.91	(25.26)%	1.62%	0.27%	544%	21,509
December 31, 2007	35.05	(.04)	(2.24)	(2.28)	—	(17.92)	(17.92)	(20.20)	14.85	(8.75)%	1.60%	(0.12)%	284%	8,513
December 31, 2006	32.64	(.24)	2.65	2.41	—	—	—	2.41	35.05	7.38%	1.59%	(0.68)%	249%	29,549
December 31, 2005	31.45	(.19)	2.64	2.45	—	(1.26)	(1.26)	1.19	32.64	8.48%	1.58%	(0.63)%	258%	31,378
December 31, 2004	25.97	(.20)	6.09	5.89	—	(.41)	(.41)	5.48	31.45	22.99%	1.57%	(0.71)%	473%	47,333

Utilities Fund
December 31, 2008	22.29	.37	(6.97)	(6.60)	(.08)	(.20)	(.28)	(6.88)	15.41	(29.57)%	1.61%	1.90%	293%	34,343
December 31, 2007	22.38	.32	2.59	2.91	(.39)	(2.61)	(3.00)	(.09)	22.29	12.86%	1.58%	1.32%	244%	65,532
December 31, 2006	19.09	.36	3.64	4.00	(.49)	(.22)	(.71)	3.29	22.38	20.96%	1.59%	1.73%	169%	71,719
December 31, 2005	17.34	.34	1.50	1.84	(.09)	—	(.09)	1.75	19.09	10.56%	1.60%	1.80%	342%	39,943
December 31, 2004	14.96	.33	2.24	2.57	(.19)	—	(.19)	2.38	17.34	17.31%	1.57%	2.06%	904%	21,902

†	Calculated using the average daily shares outstanding for the year.
††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
†††	Per share amounts for the period December 31, 2003 through December 7, 2008 have been restated to reflect a 1:30 reverse stock split effective December 8, 2008 — See Note 11.
§	Less than $.01 per share.
58    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2008, the Trust consisted of fifty-eight separate Funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
The Sector Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.
The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Investments, for which market quotations are not readily available, are fair valued as determined in good faith by Rydex Investments under direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
E. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.    Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.85% of the average daily net assets of each of the Funds, except the Precious Metals Fund, which is 0.75% of the average daily net assets.
Rydex Investments provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Rydex Investments also provides accounting services to the Trust for fees calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

Rydex Investments engages external service providers to perform other necessary services to the Trust, such as accounting and auditing related services, legal services, printing and mailing, etc. on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Organizational and setup costs for new Funds are paid by the Trust.
The Trust has adopted an Investor Services Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
3.    Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2005-2008), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The tax character of distributions paid during the year ended December 31, 2008, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Banking Fund	$31,117	$—	$31,117
Basic Materials Fund	1,786,119	549,396	2,335,515
Biotechnology Fund	—	—	—
Consumer Products Fund	208,803	567,319	776,122
Electronics Fund	—	—	—
Energy Fund	1,012,358	369,802	1,382,160
Energy Services Fund	2,132,477	691,633	2,824,110
Financial Services Fund	—	—	—
Health Care Fund	777,941	1,033,100	1,811,041
Internet Fund	—	—	—
Leisure Fund	117,360	779,696	897,056
Precious Metals Fund	—	—	—
Retailing Fund	—	43,364	43,364
Technology Fund	1,726,089	12,082	1,738,171
Telecommunications Fund	1,453,922	1,141,718	2,595,640
Transportation Fund	—	426,402	426,402
Utilities Fund	441,479	174,095	615,574
60 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2007, was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions

Banking Fund	$ 264,031	$—	$—	$ 264,031
Basic Materials Fund	3,917,113	2,503,205	—	6,420,318
Biotechnology Fund	—	—	—	—
Consumer Products Fund	2,278,448	1,008,343	—	3,286,791
Electronics Fund	—	—	—	—
Energy Fund	218,328	9,198,139	—	9,416,467
Energy Services Fund	124,501	4,863,788	—	4,988,289
Financial Services Fund	1,354,485	472,030	495,840	2,322,355
Health Care Fund	669,151	35,189	—	704,340
Internet Fund	—	—	—	—
Leisure Fund	2,084,487	615,217	—	2,699,704
Precious Metals Fund	—	—	—	—
Retailing Fund	909,107	1,881,428	—	2,790,535
Technology Fund	—	—	—	—
Telecommunications Fund	61,795	—	—	61,795
Transportation Fund	—	4,179,577	—	4,179,577
Utilities Fund	4,017,476	3,463,506	—	7,480,982

The tax character of distributable earnings/(accumulated losses) at December 31, 2008, was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward

Banking Fund	$435,757	$—	$(10,197,338)	$ (1,851,472)[1]
Basic Materials Fund	86,889	1,278,910	(5,695,600)	—
Biotechnology Fund	—	—	(6,597,936)	(5,234,603)[1]
Consumer Products Fund	346,841	—	(3,602,238)	(1,227,582)[1]
Electronics Fund	—	—	(1,960,749)	(10,645,204)[1]
Energy Fund	576	3,006,826	(2,434,632)	—
Energy Services Fund	—	2,202,081	(4,689,041)	—
Financial Services Fund	264,133	—	(8,374,741)	(3,506,588)[1]
Health Care Fund	—	—	(8,440,868)	(2,056,303)[1]
Internet Fund	—	—	(673,091)	(6,217,639)[1]
Leisure Fund	—	—	(581,827)	(2,536,674)[1]
Precious Metals Fund	—	—	(7,447,403)	(1,058,873)[1]
Retailing Fund	—	—	(3,590,729)	(447,828)[1]
Technology Fund	—	—	(3,966,217)	(4,726,792)[1]
Telecommunications Fund	180,137	—	(3,386,822)	(1,196,488)[1]
Transportation Fund	41,800	—	(6,093,738)	(593,525)[1]
Utilities Fund	777,787	—	(1,751,095)	(897,305)[1]
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
1 A summary of the expiration of the afore mentioned Capital Loss Carryforward is as follows:

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Capital Loss
Fund	2010	2011	2012	2013	2014	2015	2016	Carryforward

Banking Fund	$—	$—	$—	$(470,556)	$—	$—	$(1,380,916)	$(1,851,472)
Biotechnology Fund	(608,485)	—	(1,880,980)	(739,559)	(1,048,743)	(717,792)	(239,044)	(5,234,603)
Consumer Products Fund	—	—	—	—	—	—	(1,227,582)	(1,227,582)
Electronics Fund	(324,070)	—	(549,313)	(1,309,130)	(6,193,088)	(1,411,864)	(857,739)	(10,645,204)
Financial Services Fund	—	—	—	—	—	(1,122,489)	(2,384,099)	(3,506,588)
Health Care Fund	—	—	—	—	—	—	(2,056,303)	(2,056,303)
Internet Fund	—	—	—	(384,202)	—	—	(5,833,437)	(6,217,639)
Leisure Fund	—	—	—	—	—	—	(2,536,674)	(2,536,674)
Precious Metals Fund	—	—	—	(935,222)	—	—	(123,651)	(1,058,873)
Retailing Fund	—	—	—	—	—	—	(447,828)	(447,828)
Technology Fund	—	—	—	—	—	—	(4,726,792)	(4,726,792)
Telecommunications Fund	—	—	—	—	—	—	(1,196,488)	(1,196,488)
Transportation Fund	—	—	—	—	—	—	(593,525)	(593,525)
Utilities Fund	—	—	—	—	—	—	(897,305)	(897,305)
At December 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss

Banking Fund	$33,054,969	$—	$(10,197,338)	$(10,197,338)
Basic Materials Fund	29,505,999	—	(5,695,600)	(5,695,600)
Biotechnology Fund	41,766,082	—	(6,597,936)	(6,597,936)
Consumer Products Fund	28,431,069	—	(3,602,238)	(3,602,238)
Electronics Fund	3,826,132	—	(1,960,749)	(1,960,749)
Energy Fund	32,894,866	2,172,601	(4,607,233)	(2,434,632)
Energy Services Fund	26,250,898	1,026,047	(5,715,088)	(4,689,041)
Financial Services Fund	16,653,842	—	(8,374,741)	(8,374,741)
Health Care Fund	44,322,251	—	(8,440,868)	(8,440,868)
Internet Fund	3,067,641	—	(673,091)	(673,091)
Leisure Fund	2,162,244	—	(581,827)	(581,827)
Precious Metals Fund	68,617,858	—	(7,447,403)	(7,447,403)
Retailing Fund	17,193,345	—	(3,590,729)	(3,590,729)
Technology Fund	11,239,018	—	(3,966,217)	(3,966,217)
Telecommunications Fund	12,166,578	—	(3,386,822)	(3,386,822)
Transportation Fund	27,624,284	—	(6,093,738)	(6,093,738)
Utilities Fund	36,090,452	—	(1,751,095)	(1,751,095)
4.    Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2008, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.03% due 01/02/09	$49,841,465	$49,841,465	$49,841,548

			$49,841,465	$49,841,548

62 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Date	Rate	Par Value	Market Value

U.S. Treasury Note	05/15/18	3.875%	$43,815,000	$50,842,661

				$50,842,661

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
5.    Fair Value Measurement
Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurement, which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2008:

	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund	In Securities	Instruments	In Securities	Instruments	In Securities	Instruments	Total

Assets
Banking Fund	$22,857,631	$—	$—	$—	$—	$—	$22,857,631
Basic Materials Fund	23,810,399	—	—	—	—	—	23,810,399
Biotechnology Fund	35,168,146	—	—	—	—	—	35,168,146
Consumer Products Fund	24,828,831	—	—	—	—	—	24,828,831
Electronics Fund	1,865,383	—	—	—	—	—	1,865,383
Energy Fund	30,460,234	—	—	—	—	—	30,460,234
Energy Services Fund	21,561,857	—	—	—	—	—	21,561,857
Financial Services Fund	8,279,101	—	—	—	—	—	8,279,101
Health Care Fund	35,881,383	—	—	—	—	—	35,881,383
Internet Fund	2,394,550	—	—	—	—	—	2,394,550
Leisure Fund	1,580,417	—	—	—	—	—	1,580,417
Precious Metals Fund	61,170,455	—	—	—	—	—	61,170,455
Retailing Fund	13,602,616	—	—	—	—	—	13,602,616
Technology Fund	7,272,801	—	—	—	—	—	7,272,801
Telecommunications Fund	8,779,756	—	—	—	—	—	8,779,756
Transportation Fund	21,530,546	—	—	—	—	—	21,530,546
Utilities Fund	34,339,357	—	—	—	—	—	34,339,357
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

6.    Securities Transactions
For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

		Basic	Biotech-	Consumer			Energy
	Banking	Materials	nology	Products	Electronics	Energy	Services
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$103,183,132	$111,629,914	$103,780,919	$84,994,168	$33,174,483	$113,198,201	$82,666,911
Sales	$79,792,704	$161,385,018	$76,013,256	$92,658,008	$31,775,613	$156,342,263	$126,824,819

	Financial	Health			Precious
	Services	Care	Internet	Leisure	Metals	Retailing	Technology
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$60,353,534	$107,446,921	$35,091,628	$18,771,225	$170,536,681	$41,175,280	$45,994,945
Sales	$60,306,727	$96,171,096	$51,756,757	$27,734,071	$176,220,296	$27,917,102	$62,088,019

	Telecommu-	Transpor-
	nications	tation	Utilities
	Fund	Fund	Fund

Purchases	$48,198,353	$102,265,807	$119,829,361
Sales	$63,379,477	$82,536,750	$138,462,494
64 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7.    Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Banking Fund	7,674,987	1,845,752	2,286	11,231	(6,366,272)	(2,204,564)	1,311,001	(347,581)
Basic Materials Fund	3,369,025	5,190,655	137,141	154,149	(4,573,538)	(4,808,890)	(1,067,372)	535,914
Biotechnology Fund	5,366,301	3,990,446	—	—	(4,157,122)	(3,865,363)	1,209,179	125,083
Consumer Products Fund	2,837,579	2,294,742	29,299	87,391	(3,067,404)	(2,455,664)	(200,526)	(73,531)
Electronics Fund	3,207,474	6,529,568	—	—	(3,147,576)	(6,589,223)	59,898	(59,655)
Energy Fund	3,864,204	5,614,940	66,642	242,255	(4,973,246)	(5,427,952)	(1,042,400)	429,243
Energy Services Fund	2,869,511	5,771,123	182,083	130,277	(4,008,447)	(4,895,054)	(956,853)	1,006,346
Financial Services Fund	3,936,662	2,645,597	—	103,354	(4,005,875)	(3,511,041)	(69,213)	(762,090)
Health Care Fund	4,549,619	3,090,996	88,430	23,261	(4,219,410)	(3,283,734)	418,639	(169,477)
Internet Fund	2,275,129	4,841,463	—	—	(3,427,511)	(4,024,787)	(1,152,382)	816,676
Leisure Fund	32,634	56,479	33,598	4,132	(88,526)	(84,553)	(22,294)	(23,942)
Precious Metals Fund	18,236,924	17,782,601	—	—	(17,722,874)	(16,689,984)	514,050	1,092,617
Retailing Fund	4,688,769	1,126,720	6,405	238,507	(3,297,878)	(1,903,105)	1,397,296	(537,878)
Technology Fund	3,653,213	6,680,204	258,272	—	(4,920,488)	(6,219,761)	(1,009,003)	460,443
Telecommunications Fund	3,199,295	5,213,399	356,055	2,537	(3,783,032)	(5,406,876)	(227,682)	(190,940)
Transportation Fund	7,764,155	1,928,033	40,494	269,129	(6,406,286)	(2,466,872)	1,398,363	(269,710)
Utilities Fund	8,051,669	7,620,878	41,093	331,751	(8,803,682)	(8,217,534)	(710,920)	(264,905)
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (concluded)

8.    Portfolio Securities Loaned
During the year ended December 31, 2008, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2008, the Funds had ceased participation in securities lending.
9.    Change in Independent Registered Public Accounting Firm
The Board of Trustees has selected Ernst & Young LLP (E&Y) to serve as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2008. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on August 27, 2008. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, none of the Funds, their portfolios nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of the Funds’ prior auditor, PricewaterhouseCoopers LLP (PwC). The decision to dismiss PwC and to select E&Y was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation SK under the Securities and Exchange Act of 1934, as amended.
10.   New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
11.   Leisure Fund 1-for-30 Reverse Split
Effective December 8, 2008, the Leisure Fund underwent a 1-for-30 reverse stock split. The effect of this transaction was to divide the number of outstanding shares of the Fund by thirty, resulting in a corresponding increase in the net asset value per share. There were no changes in the aggregate market values of the outstanding shares as a result of this transaction.
66 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial statements and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 26, 2009
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 67

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Banking Fund	100.00%
Basic Materials Fund	20.09%
Consumer Products Fund	37.44%
Energy Fund	66.29%
Energy Services Fund	20.18%
Health Care Fund	68.37%
Leisure Fund	16.69%
Technology Fund	7.29%
Telecommunications Fund	26.15%
Utilities Fund	43.01%
The Funds’ distributions to shareholders included:

Consumer
	Basic Materials	Products	Energy	Energy Services
	Fund	Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	$ 549,396	$ 567,319	$ 369,802	$ 691,633

	Health Care	Leisure	Retailing	Technology
	Fund	Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	$1,033,100	$ 779,696	$ 43,364	$ 12,082

		Telecommunications	Transportation	Utilities
		Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:		$1,141,718	$426,402	$174,095
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
68 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Carl G. Verboncoeur*	Rydex Series Funds – 2004	160
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004
Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present)

Michael P. Byrum*	Rydex Series Funds – 2005	160
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Name, Position and	Length of Service As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 69

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
70 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

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9601 Blackwell Road, Suite 500
Rockville, MD 20850
www.rydexinvestments.com
800.820.0888
RVASECF-ANN-2-1208x1209

DECEMBER 31, 2008
RYDEX VARIABLE TRUST
CLS ADVISORONE FUNDS ANNUAL REPORT
AMERIGO FUND
CLERMONT FUND
BEROLINA FUND

GO GREEN! ELIMINATE MAILBOX CLUTTER Go paperless with Rydex eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery. With Rydex eDelivery you can: · View online confirmations and statements at your convenience. · Receive email notifications when your most recent confirmations, statements and other account documents are available for review. · Access prospectuses, annual reports and semiannual reports online. It’s easy to enroll: 1/ Visit www.rydexinvestments.com 2/ Click on the Rydex eDelivery logo 3/ Follow the simple enrollment instructions RYDEX E DELIVERY If you have questions about Rydex eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.
This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	3

PERFORMANCE REPORTS AND FUND PROFILES	6

SCHEDULES OF INVESTMENTS	12

STATEMENTS OF ASSETS AND LIABILITIES	18

STATEMENTS OF OPERATIONS	19

STATEMENTS OF CHANGES IN NET ASSETS	20

FINANCIAL HIGHLIGHTS	22

NOTES TO FINANCIAL STATEMENTS	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

OTHER INFORMATION	30

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	31
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
Securities markets across the world plummeted in 2008 as the subprime housing crisis (which has its origins here in the U.S.), led to a global financial panic that tipped the world economy into recession as the year came to a close.
Economies in the developed markets entered a negative feedback loop of wealth destruction, low confidence and job losses leading to a massive consumer pullback. This, in turn, led to truncated spending plans and additional layoffs by businesses.
Investment strategies of all shapes and sizes were pummeled. Hiding places were almost non-existent, as what turned out to be a wrenching bear market spared none of the major asset classes aside from U.S. Treasury securities.
It was a year of negative superlatives: Unemployment claims reached quarter-century highs, U.S. government bond yields reached never-before seen lows (and turning negative in some cases); home sales fell to levels not seen since the 1990s and the struggling auto market reported sales falling to 1980s levels.
Given this economic carnage, one should not be surprised that stocks turned in one of their worst annual performances on record, with the S&P 500® Index’s 37% decline marking the worst calendar-year performance for stocks since 1937. Markets swung wildly, with measures of stock market volatility reaching highs not seen in decades. Daily swings of two, three, four or five percent became commonplace.
Stock markets staged a strong rally after reaching late-November lows and while credit markets remained largely shut, there were incremental signs of improvement. Government—at all levels—has intervened on a massive scale. By one estimate, the federal government has guaranteed, loaned or purchased more than $8.5 trillion of financial assets, an amount equivalent to more than half of U.S. GDP.
The real question still remains: Will it all work? The year-end rally suggests that the market has digested the perilous state of the global economy and is looking toward a recovery in the latter half of 2009. Market sentiment, however, remains fragile and will certainly be tested. A stream of bad news on employment, retail sales and manufacturing will continue well into 2009.
In this environment, it is important that investors keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and, in the process, take advantage of the many bargains to be found in today’s markets. Perhaps most importantly, we think investors will be well served by investment alternatives that can insulate them from the vagaries of global stock markets and can profit from volatility in what will almost certainly remain a challenging market going forward.
We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.
Sincerely,

Michael Byrum
President & Chief Investment Officer
2    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2008 and ending December 31, 2008.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2008	December 31, 2008	Period	*

Table 1. Based on actual Fund return
Amerigo Fund	1.70%		$1,000.00	$618.40	$6.92
Clermont Fund	1.70%		1,000.00	757.50	7.51
Berolina Fund	1.70%		1,000.00	619.50	6.92

Table 2. Based on hypothetical 5% return (before expenses)
Amerigo Fund	1.70%		1,000.00	1,016.59	8.62
Clermont Fund	1.70%		1,000.00	1,016.59	8.62
Berolina Fund	1.70%		1,000.00	1,016.59	8.62

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.

†	Annualized and excludes expenses of the underlying funds in which the Funds invest.
4    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

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THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

AMERIGO FUND
OBJECTIVE: Amerigo seeks capital appreciation and long-term growth of capital without regard to current income.
Inception: July 1, 2003
Over the past 12 months, Rydex Amerigo Fund declined 43.09%. Over this same period, Amerigo Fund’s performance benchmark, the S&P 500 Index, had a total return of -37.00%. The critical event that drove investors to be extremely risk averse was Lehman Brothers Holdings, Inc. being “allowed” to file for bankruptcy on September 14. That set off a chain of events that caused a panic sell-off in the prices of equities and commodities as well as corporate bonds. Because of the indiscriminate selling, it became very difficult for investors to value securities. As a result, valuations converged, prices fell and diversification was of little benefit.
As a result of the investor panic, “perceived risk” appears to have exceeded actual risk in the pricing of several asset classes. Specifically, we witnessed:
•	The highest junk bond yields ever.

•	Investment-grade corporate bonds that were selling at the highest spread over U.S. Treasuries since 1933.

•	Commodity prices nearly 50% less expensive than they were six months ago.

•	Real estate suffering its biggest cumulative price decline on record.
•	Stock dividend yields that were above bond yields for the first time in 50 years.
These rapid valuation changes caused us to reposition Amerigo Fund’s portfolio to seek to take advantage of these newly created opportunities.
During this reporting period, the major investment themes to Amerigo Fund’s trades were as follows:
•	While Amerigo is an equity fund, the cheapness of corporate bond valuations moved us to add investment-grade and high-yield bonds to Amerigo’s portfolio in October and November. Given the levels at which these bonds were trading, we were of the opinion that corporate bonds might produce equity-like returns.

•	Positions in emerging and developed international securities were all trimmed as the U.S. dollar strengthened and commodity prices weakened. Proceeds were primarily added to corporate and high-yield bonds.

•	At the sector level, positions in industrials and energy were reduced.
While the investment environment remains challenging, the sharp decline we witnessed in the markets significantly discounts those risks. At this point in time, we do not need to see improvement in the economy; we merely need to see some signs of stabilization. We have begun to see early signs of that stabilization taking place in the bond market.

Sector Diversification (Market Exposure as % of Net Assets)
“Sector Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

iShares Russell 1000
Growth Index Fund	8.4%
iShares MSCI Emerging Markets
Index Fund	6.9%
PowerShares QQQ	6.7%
iShares S&P Latin America 40
Index Fund	6.5%
Vanguard Mid-Cap ETF	4.6%
iShares Russell Midcap Growth
Index Fund	4.6%
SPDR Trust, Series 1	4.0%
DIAMONDS Trust, Series I	3.5%
SPDR S&P Biotech ETF	3.4%
iShares iBoxx $ Investment Grade
Corporate Bond Fund	3.2%

Top Ten Total	51.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
July 1, 2003 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/01/03)

AMERIGO FUND	-43.09%	-2.45%	0.44%
S&P500 INDEX	-37.00%	-2.19%	0.40%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)(continued)

CLERMONT FUND
OBJECTIVE: The investment objective of Clermont is a combination of current income and growth of capital.
Inception: July 1, 2003
Rydex Clermont Fund, a balanced fund, declined 30.07% for the 12 months ending December 31, 2008, as compared to its benchmark which had a total return of -14.79%. The blended index used for this comparison is comprised of 45% of the total return of the S&P 500 Index and 55% of the return of the Barclays Capital Credit Index. The critical event that drove investors to be extremely risk-averse was Lehman Brothers Holdings, Inc. being “allowed” to file for bankruptcy on September 14. That set off a chain of events that caused a panic sell-off in the prices of equities and commodities as well as corporate bonds. As a result, Clermont Fund’s significant corporate bond holdings failed to provide the level of diversification normally generated by this fixed-income asset class.
During this period of time, Clermont Fund took advantage of the distressed level at which corporate bonds were trading by increasing its allocation to bonds from approximately 41% on June 30 to 57% during the fourth quarter. At current valuation levels, we continue to believe that corporate bonds have the potential to offer equity-like returns with less volatility.
Within Clermont Fund’s equity allocation, positions in emerging market equities and industrials were reduced. Both have a high correlation to global economic activity. Until economic activity around the world stabilizes, we elected to reduce these positions.

Sector Diversification (Market Exposure as % of Net Assets)
“Sector Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

iShares Barclays Aggregate Bond Fund	12.4%
Vanguard Total Bond Market ETF	10.3%
iShares iBoxx $ Investment Grade
Corporate Bond Fund	9.8%
iShares iBoxx $ High Yield
Corporate Bond Fund	9.0%
Vanguard Short-Term Bond ETF	6.5%
SPDR Barclays High Yield Bond ETF	4.3%
iShares S&P Latin America 40 Index Fund	3.6%
iShares Russell 1000 Growth Index Fund	3.2%
SPDR Trust, Series 1	3.0%
PowerShares QQQ	2.6%

Top Ten Total	64.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)(continued)

Cumulative Fund Performance:
July 1, 2003 – December 31, 2008
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(07/01/03)

CLERMONT FUND	-30.07%	-2.40%	-0.77%
S&P500 INDEX	-37.00%	-2.19%	0.40%
SYNTHETIC BALANCED BENCHMARK*	-14.79%	1.78%	2.84%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*	Benchmark reflects a 45/55 ratio of the performance of the S&P 500 Index and the Barclays Capital Credit Index.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)(continued)

BEROLINA FUND
OBJECTIVE: The investment objective of Berolina is a combination of growth of capital and total return.
Inception: November 10, 2006
Over the past 12 months, Rydex Berolina Fund declined 42.14%. Over this same period, Berolina Fund’s performance benchmark generated a total return of -27.50%. The blended index used for this comparison was comprised of 75% of the total return of the S&P 500 Index and 25% of the return of the Barclays Capital Credit Index. The critical event that drove investors to be extremely risk averse was Lehman Brothers Holdings, Inc. being “allowed” to file for bankruptcy on September 14. That set off a chain of events that caused a panic sell-off in the prices of equities and commodities as well as corporate bonds. As a result, Berolina Fund’s holdings of corporate bond holdings failed to provide the level of diversification normally generated by the fixed-income asset class.
Berolina Fund’s equity allocation, positions in Latin America and the Dow Jones Industrial Average Index were reduced. Both of the latter have a high correlation to global economic activity. Until economic activity around the world stabilizes and commodity-related prices firm up, we elected to reduce these positions.
During this period of time, Berolina Fund took advantage of the distressed level at which corporate bonds were trading by increasing its allocation to bonds from approximately 11% on June 30 to 27% during the fourth quarter. At current valuation levels, we continue to believe that corporate bonds have the potential to offer equity-like returns with less volatility.

Sector Diversification (Market Exposure as % of Net Assets)
“Sector Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

iShares iBoxx $ Investment Grade
Corporate Bond Fund	7.0%
iShares MSCI Emerging Markets
Index Fund	6.8%
iShares iBoxx $ High Yield Corporate
Bond Fund	6.2%
iShares S&P Latin America 40
Index Fund	5.9%
SPDR Barclays High Yield Bond ETF	5.7%
SPDR S&P Biotech ETF	4.7%
Consumer Staples Select Sector
SPDR Fund	4.4%
SPDR S&P China ETF	2.5%
iShares MSCI Pacific ex-Japan Index Fund	2.5%
Berkshire Hathaway, Inc. — Class A	2.4%

Top Ten Total	48.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)(continued)

Cumulative Fund Performance:
November 10, 2006 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

		SINCE
	ONE	INCEPTION
	YEAR	(11/10/06)

BEROLINA FUND	-42.14%	-16.23%
S&P500 INDEX	-37.00%	-16.23%
SYNTHETIC BALANCED BENCHMARK*	-27.50%	1.76%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*	Benchmark reflects a 75/25 ratio of the performance of the S&P 500 Index and the Barclays Capital Credit Index.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    11

SCHEDULE OF INVESTMENTS
December 31, 2008
     AMERIGO FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 7.9%

FINANCIALS 2.5%
Berkshire Hathaway, Inc. — Class A*	53	$5,119,800

Total Financials		5,119,800

INDUSTRIALS 1.4%
Emerson Electric Co.	14,100	516,201
3M Co.	8,500	489,090
Burlington Northern Santa Fe Corp.	6,300	476,973
General Electric Co.	29,400	476,280
Caterpillar, Inc.	9,900	442,233
Honeywell International, Inc.	13,000	426,790

Total Industrials		2,827,567

ENERGY 1.2%
Exxon Mobil Corp.	9,500	758,385
Occidental Petroleum Corp.	8,100	485,919
Chevron Corp.	6,300	466,011
Devon Energy Corp.	6,400	420,544
Hess Corp.	5,900	316,476
BP PLC — SP ADR	2,200	102,828

Total Energy		2,550,163

CONSUMER STAPLES 1.1%
Procter & Gamble Co.	9,500	587,290
Philip Morris International, Inc.	12,100	526,471
Coca-Cola Co.	11,300	511,551
PepsiCo, Inc.	8,500	465,545
Altria Group, Inc.	5,400	81,324

Total Consumer Staples		2,172,181

INFORMATION TECHNOLOGY 1.0%
Intel Corp.	33,600	492,576
Cisco Systems, Inc.*	26,800	436,840
Microsoft Corp.	21,500	417,960
International Business Machines Corp.	4,900	412,384
Apple, Inc.*	3,500	298,725

Total Information Technology		2,058,485

HEALTH CARE 0.3%
Johnson & Johnson, Inc.	9,500	568,385

Total Health Care		568,385

TELECOMMUNICATION SERVICES 0.2%
AT&T, Inc.	17,600	501,600

Total Telecommunication Services		501,600

		MARKET
	SHARES	VALUE

MATERIALS 0.2%
E.I. du Pont de Nemours and Co.	13,600	$344,080

Total Materials		344,080

Total Common Stocks (Cost $20,763,370)		16,142,261

EXCHANGE TRADED FUNDS 90.4%

UNITED STATES OF AMERICA 61.4%
iShares Russell 1000
Growth Index Fund	462,000	17,121,720
PowerShares QQQ	462,000	13,739,880
Vanguard Mid-Cap ETF	220,200	9,514,842
iShares Russell Midcap
Growth Index Fund	300,300	9,405,396
SPDR Trust, Series 1	91,300	8,238,912
DIAMONDS Trust, Series I	81,600	7,156,320
SPDR S&P Biotech ETF	130,200	6,994,344
iShares iBoxx $ Investment Grade Corporate Bond Fund	64,000	6,505,600
iShares iBoxx $ High Yield Corporate Bond Fund	79,700	6,063,576
iShares Russell 2000 Index Fund	112,100	5,523,167
iShares Russell Midcap Index Fund	90,100	5,380,772
Rydex Russell Top 50 ETF†	70,200	5,010,174
SPDR Barclays Capital High Yield Bond ETF	119,600	3,826,004
KBW Bank ETF	160,200	3,506,778
Vanguard Materials ETF	48,700	2,210,980
Technology Select Sector SPDR Fund	141,000	2,172,810
Consumer Staples
Select Sector SPDR Fund	81,100	1,935,857
Utilities Select Sector SPDR Fund	59,900	1,738,897
Industrial Select Sector SPDR Fund	60,200	1,413,496
Market Vectors-Coal ETF	81,100	1,193,792
KBW Capital Markets ETF	40,500	1,065,555
iShares Barclays 1-3 Year
Treasury Bond Fund	11,000	931,238
iShares Barclays 3-7 Year Treasury Bond Fund	8,000	924,560
Vanguard Mega Cap 300 ETF	27,600	870,780
Vanguard Mega Cap 300 Growth ETF	27,600	870,780
Vanguard Mega Cap 300 Value ETF	27,600	866,088
iShares Barclays 7-10 Year Treasury Bond Fund	8,000	788,240
Vanguard Small-Cap ETF	16,200	691,416

Total United States of America		125,661,974

12 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     AMERIGO FUND

		MARKET
	SHARES	VALUE

INTERNATIONAL 8.3%
iShares MSCI Emerging Markets Index Fund	565,000	$14,108,050
Vanguard Emerging Markets ETF	67,800	1,606,860
SPDR S&P BRIC 40 ETF	86,800	1,231,692

Total International		16,946,602

LATIN AMERICA REGION 6.5%
iShares S&P Latin America 40 Index Fund	524,000	13,346,280

Total Latin America Region		13,346,280

CHINA 4.0%
iShares FTSE/Xinhua China 25 Index Fund	214,900	6,270,782
SPDR S&P China ETF	30,000	1,357,800
iShares S&P Asia 50 Index Fund	21,800	549,360

Total China		8,177,942

GLOBAL 3.5%
Vanguard Short-Term Bond ETF	32,000	2,577,280
iShares S&P Global Materials Sector Index Fund	40,500	1,584,765
iShares S&P Global Energy Sector Index Fund	39,900	1,167,474
iShares S&P Global Industrials Sector Index Fund	30,400	1,103,216
SPDR Gold Trust*	8,000	692,400
iShares Silver Trust*	8,000	90,000

Total Global		7,215,135

ASIAN PACIFIC REGION 3.3%
Vanguard Pacific ETF	121,000	5,302,220
SPDR S&P Emerging Asia Pacific ETF	35,100	1,542,294

Total Asian Pacific Region		6,844,514

BRAZIL 1.7%
iShares MSCI Brazil Index Fund	101,000	3,524,900

Total Brazil		3,524,900

ASIAN PACIFIC REGION EX JAPAN 0.8%
iShares MSCI Pacific ex-Japan Index Fund	60,900	1,604,715

Total Asian Pacific Region ex Japan		1,604,715

TAIWAN 0.5%
iShares MSCI Taiwan Index Fund, Inc.	121,000	918,390

Total Taiwan		918,390

		MARKET
	SHARES	VALUE

HONG KONG 0.4%
iShares MSCI Hong Kong Index Fund	80,100	$830,637

Total Hong Kong		830,637
Total Exchange Traded Funds (Cost $256,788,805)		185,071,089

MUTUAL FUNDS 1.9%
First American Treasury Obligations Fund	3,962,330	3,962,330

Total Mutual Funds (Cost $3,962,330)		3,962,330

Total Investments 100.2% (Cost $281,514,505)		$205,175,680

Liabilities in Excess of Other Assets – (0.2)%		$(322,619)

Net Assets – 100.0%		$204,853,061

*	Non-Income Producing Security.

†	Affiliated Fund

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS
December 31, 2008
     CLERMONT FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 3.8%

FINANCIALS 2.0%
Berkshire Hathaway, Inc. — Class A*	10	$966,001

Total Financials		966,001

INDUSTRIALS 0.4%
Emerson Electric Co.	1,100	40,271
3M Co.	600	34,524
Burlington Northern Santa Fe Corp.	450	34,069
General Electric Co.	2,100	34,020
Caterpillar, Inc.	760	33,949
Honeywell International, Inc.	1,000	32,830

Total Industrials		209,663

ENERGY 0.4%
Exxon Mobil Corp.	800	63,864
Occidental Petroleum Corp.	600	35,994
Devon Energy Corp.	500	32,855
Chevron Corp.	400	29,588
Hess Corp.	450	24,138
BP PLC — SP ADR	400	18,696

Total Energy		205,135

CONSUMER STAPLES 0.4%
Coca-Cola Co.	900	40,743
PepsiCo, Inc.	700	38,339
Procter & Gamble Co.	600	37,092
Philip Morris International, Inc.	800	34,808
Altria Group, Inc.	1,100	16,566

Total Consumer Staples		167,548

INFORMATION TECHNOLOGY 0.3%
Cisco Systems, Inc.*	2,100	34,230
International Business Machines Corp.	350	29,456
Microsoft Corp.	1,500	29,160
Intel Corp.	1,700	24,922
Apple, Inc.*	200	17,070

Total Information Technology		134,838

HEALTH CARE 0.1%
Johnson & Johnson, Inc.	600	35,898

Total Health Care		35,898

TELECOMMUNICATION SERVICES 0.1%
AT&T, Inc.	1,200	34,200

Total Telecommunication Services		34,200

		MARKET
	SHARES	VALUE

MATERIALS 0.1%
E.I. du Pont de Nemours and Co.	1,050	$26,565

Total Materials		26,565

Total Common Stocks (Cost $2,134,342)		1,779,848

EXCHANGE TRADED FUNDS 94.9%

UNITED STATES OF AMERICA 77.0%
iShares Barclays Aggregate Bond Fund	56,200	5,838,056
Vanguard Total Bond Market ETF	61,200	4,847,040
iShares iBoxx $ Investment Grade Corporate Bond Fund	45,500	4,625,075
iShares iBoxx $ High Yield Corporate Bond Fund	55,700	4,237,656
SPDR Barclays Capital High Yield Bond ETF	64,000	2,047,360
iShares Russell 1000 Growth Index Fund	40,700	1,508,342
SPDR Trust, Series 1	15,900	1,434,816
PowerShares QQQ	40,700	1,210,418
SPDR S&P Biotech ETF	20,600	1,106,632
Vanguard Consumer Staples VIPERs	15,800	914,030
Vanguard Mid-Cap ETF	20,600	890,126
DIAMONDS Trust, Series I	8,000	701,600
Vanguard Mega Cap 300 Growth ETF	20,200	637,310
Vanguard Mega Cap 300 ETF	20,200	637,310
Vanguard Mega Cap 300 Value ETF	20,200	633,876
Technology Select Sector SPDR Fund	40,700	627,187
KBW Bank ETF	28,500	623,865
KBW Capital Markets ETF	20,200	531,462
iShares Russell 2000 Index Fund	8,200	404,014
Consumer Staples Select Sector SPDR Fund	15,800	377,146
Utilities Select Sector SPDR Fund	12,400	359,972
Vanguard Small-Cap ETF	8,200	349,976
Rydex Russell Top 50 ETF†	4,000	285,480
Market Vectors-Coal ETF	14,200	209,024
iShares Barclays 7-10 Year Treasury Bond Fund	2,000	197,060
iShares Barclays 3-7 Year Treasury Bond Fund	1,100	127,127
BlackRock Floating Rate Income Strategies Fund Inc	12,200	106,872
Van Kampen Senior Income Trust	40,500	103,680
BlackRock Floating Rate Income Strategies Fund II Inc	12,200	103,212

14 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     CLERMONT FUND

		MARKET
	SHARES	VALUE

Eaton Vance Floating-Rate Income Trust	12,200	$97,844
Nuveen Floating Rate Income Fund	14,200	85,768
Pioneer Floating Rate Trust	12,200	85,766
Nuveen Floating Rate Income Opportunity Fund	14,200	76,112
Eaton Vance Senior Income Trust	20,300	69,223
BlackRock Corporate High Yield Fund VI, Inc.	8,900	55,803
BlackRock Corporate High Yield Fund V, Inc.	8,900	53,667
BlackRock Corporate High Yield Fund, Inc.	14,200	53,392
BlackRock Corporate High Yield Fund III, Inc.	14,200	51,546
Dreyfus High Yield Strategies Fund	14,200	31,666
Van Kampen High Income Trust II	14,200	25,276
Helios High Income Fund, Inc.	14,200	13,348

Total United States of America		36,375,135

GLOBAL 7.8%
Vanguard Short-Term Bond ETF	38,000	3,060,520
SPDR Gold Trust*	4,100	354,855
Vanguard Intermediate-Term Bond ETF	2,000	159,140
Western Asset High Income Fund II, Inc.	12,200	61,610
iShares Silver Trust*	4,100	46,125
Helios Multi-Sector High Income Fund, Inc.	14,200	8,804

Total Global		3,691,054

INTERNATIONAL 4.2%
iShares MSCI Emerging Markets Index Fund	39,300	981,321
Vanguard Emerging Markets ETF	39,300	931,410
SPDR S&P BRIC 40 ETF	5,500	78,045

Total International		1,990,776

LATIN AMERICA REGION 3.5%
iShares S&P Latin America 40 Index Fund	66,200	1,686,114

Total Latin America Region		1,686,114

ASIAN PACIFIC REGION 1.3%
Vanguard Pacific ETF	8,400	368,088
SPDR S&P Emerging Asia Pacific ETF	5,500	241,670

Total Asian Pacific Region		609,758

		MARKET
	SHARES	VALUE

CHINA 0.8%
SPDR S&P China ETF	5,500	$248,930
iShares S&P Asia 50 Index Fund	5,500	138,600

Total China		387,530

HONG KONG 0.3%
iShares MSCI Hong Kong Index Fund	12,400	128,588

Total Hong Kong		128,588

Total Exchange Traded Funds (Cost $54,439,731)		44,868,955

MUTUAL FUNDS 1.1%
First American Treasury Obligations Fund	513,001	513,001

Total Mutual Funds (Cost $513,001)		513,001

Total Investments 99.8% (Cost $57,087,074)		$47,161,804

Other Assets in Excess of Liabilities – 0.2%		$97,533

Net Assets – 100.0%		$47,259,337

*	Non-Income Producing Security.

†	Affiliated Fund

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS
December 31, 2008
     BEROLINA FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 8.3%

FINANCIALS 2.5%
Berkshire Hathaway, Inc. — Class A*	11	$1,062,600

Total Financials		1,062,600

CONSUMER STAPLES 1.5%
UST, Inc.	1,800	124,884
Procter & Gamble Co.	2,000	123,640
Philip Morris International, Inc.	2,500	108,775
Coca-Cola Co.	2,400	108,648
PepsiCo, Inc.	1,800	98,586
British American Tobacco PLC — SP ADR	1,200	63,528
Altria Group, Inc.	2,400	36,144

Total Consumer Staples		664,205

INDUSTRIALS 1.3%
Emerson Electric Co.	2,900	106,169
3M Co.	1,800	103,572
Burlington Northern Santa Fe Corp.	1,300	98,423
General Electric Co.	6,000	97,200
Caterpillar, Inc.	2,000	89,340
Honeywell International, Inc.	2,700	88,641

Total Industrials		583,345

ENERGY 1.2%
Exxon Mobil Corp.	2,000	159,660
Chevron Corp.	1,300	96,161
Occidental Petroleum Corp.	1,600	95,984
Devon Energy Corp.	1,300	85,423
Hess Corp.	1,200	64,368
BP PLC — SP ADR	400	18,696

Total Energy		520,292

INFORMATION TECHNOLOGY 1.0%
Intel Corp.	6,900	101,154
Cisco Systems, Inc.*	5,500	89,650
Microsoft Corp.	4,400	85,536
International Business Machines Corp.	1,000	84,160
Apple, Inc.*	700	59,745

Total Information Technology		420,245

HEALTH CARE 0.3%
Johnson & Johnson, Inc.	2,000	119,660

Total Health Care		119,660

		MARKET
	SHARES	VALUE

TELECOMMUNICATION SERVICES 0.2%
AT&T, Inc.	3,600	$102,600

Total Telecommunication Services		102,600

MATERIALS 0.2%
E.I. du Pont de Nemours and Co.	2,800	70,840

Total Materials		70,840

CONSUMER DISCRETIONARY 0.1%
Fortune Brands, Inc.	1,100	45,408

Total Consumer Discretionary		45,408

Total Common Stocks (Cost $4,837,838)		3,589,195

EXCHANGE TRADED FUNDS 89.8%

UNITED STATES OF AMERICA 55.7%
iShares iBoxx $ Investment Grade Corporate Bond Fund	30,000	3,049,500
iShares iBoxx $ High Yield Corporate Bond Fund	35,200	2,678,016
SPDR Barclays Capital High Yield
Bond ETF	77,900	2,492,021
SPDR S&P Biotech ETF	38,100	2,046,732
Consumer Staples Select Sector SPDR Fund	80,200	1,914,374
Vanguard Mid-Cap ETF	20,800	898,768
KBW Bank ETF	36,500	798,985
iShares Russell 1000 Growth Index Fund	20,600	763,436
KBW Capital Markets ETF	25,000	657,750
Vanguard Large-Cap ETF	16,000	652,000
Vanguard Growth ETF	16,000	632,160
Vanguard Mega Cap 300 Growth ETF	20,000	631,000
Vanguard Mega Cap 300 ETF	20,000	631,000
Vanguard Mega Cap 300
Value ETF	20,000	627,600
PowerShares QQQ	20,600	612,644
Materials Select Sector SPDR Fund	26,100	593,514
Rydex Russell Top 50 ETF†	8,300	592,371
SPDR Trust, Series 1	5,400	487,296
Vanguard Small-Cap ETF	8,800	375,584
Market Vectors-Coal ETF	25,000	368,000
iShares Dow Jones US Oil Equipment & Services Index Fund	13,700	363,461
Technology Select Sector SPDR Fund	20,600	317,446
PowerShares DB Base Metals Fund*	18,800	223,908
BlackRock Floating Rate Income Strategies Fund Inc	21,300	186,588

16 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     BEROLINA FUND

		MARKET
	SHARES	VALUE

Eaton Vance Floating-Rate Income Trust	22,500	$180,450
BlackRock Floating Rate Income Strategies Fund II Inc	21,300	180,198
Pioneer Floating Rate Trust	23,800	167,314
Nuveen Floating Rate Income Fund	24,000	144,960
Nuveen Floating Rate Income Opportunity Fund	24,700	132,392
BlackRock Corporate High Yield Fund VI, Inc.	20,800	130,416
BlackRock Corporate
High Yield Fund V, Inc.	20,800	125,424
Van Kampen Senior Income Trust	41,600	106,496
Eaton Vance Senior Income Trust	27,900	95,139
BlackRock Corporate High Yield Fund, Inc.	20,800	78,208
BlackRock Corporate High Yield Fund III, Inc.	20,800	75,504
Dreyfus High Yield Strategies Fund	20,800	46,384
Van Kampen High Income Trust II	20,800	37,024
Vanguard Total Bond Market ETF	400	31,680
iShares Russell 2000 Index Fund	400	19,708
Helios High Income Fund, Inc.	20,800	19,552

Total United States of America		24,165,003

INTERNATIONAL 10.2%
iShares MSCI Emerging Markets Index Fund	118,500	2,958,945
Vanguard Emerging Markets ETF	36,600	867,420
SPDR S&P BRIC 40 ETF	41,300	586,047

Total International		4,412,412

LATIN AMERICA REGION 5.9%
iShares S&P Latin America 40 Index Fund	100,300	2,554,641

Total Latin America Region		2,554,641

GLOBAL 5.8%
iShares S&P Global Materials Sector Index Fund	16,700	653,471
iShares S&P Global Industrials Sector Index Fund	16,700	606,043
iShares S&P Global Energy Sector Index Fund	12,000	351,120
SPDR Gold Trust*	4,000	346,200
Vanguard Short-Term Bond ETF	2,800	225,512
iPath Dow Jones-AIG Commodity Index Total Return ETN*	4,700	165,722
Western Asset High Income Fund II, Inc.	20,800	105,040
iShares Silver Trust*	4,000	45,000

		MARKET
	SHARES	VALUE

Helios Multi-Sector High Income Fund, Inc.	20,800	$12,896

Total Global		2,511,004

CHINA 5.4%
SPDR S&P China ETF	23,700	1,072,662
iShares FTSE/Xinhua China 25 Index Fund	32,200	939,596
iShares S&P Asia 50 Index Fund	13,300	335,160

Total China		2,347,418

ASIAN PACIFIC REGION 3.0%
Vanguard Pacific ETF	16,700	731,794
SPDR S&P Emerging Asia Pacific ETF	13,300	584,402

Total Asian Pacific Region		1,316,196

ASIAN PACIFIC REGION EX JAPAN 2.4%
iShares MSCI Pacific ex-Japan Index Fund	40,500	1,067,175

Total Asian Pacific Region ex Japan		1,067,175

BRAZIL 1.0%
iShares MSCI Brazil Index Fund	12,500	436,250

Total Brazil		436,250

HONG KONG 0.4%
iShares MSCI Hong Kong Index Fund	16,000	165,920

Total Hong Kong		165,920

Total Exchange Traded Funds (Cost $55,637,804)		38,976,019

MUTUAL FUNDS 2.0%
First American Treasury Obligations Fund	848,572	848,572

Total Mutual Funds (Cost $848,572)		848,572

Total Investments 100.1% (Cost $61,324,214)		$43,413,786

Other Assets in Excess of Liabilities – (0.1)%		$(22,341)

Net Assets – 100.0%		$43,391,445

*	Non-Income Producing Security.

†	Affiliated Fund

ADR—American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 17

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Amerigo	Clermont	Berolina
	Fund	Fund	Fund

Assets
Investment Securities	$200,165,506	$46,876,324	$42,821,415
Investments in Affiliated Funds	5,010,174	285,480	592,371

Total Investments	205,175,680	47,161,804	43,413,786
Receivable for Fund Shares Sold	10,172	99,171	4,487
Investment Income Receivable	405,767	141,392	152,642

Total Assets	205,591,619	47,402,367	43,570,915

Liabilities
Payable for Fund Shares Redeemed	205,513	30,779	47,343
Investment Advisory Fees Payable	155,521	35,687	32,725
Transfer Agent and Administrative Fees Payable	43,200	9,913	9,090
Distribution and Service Fees Payable	43,200	9,913	9,090
Portfolio Accounting Fees Payable	17,280	3,965	3,636
Custody Fees Payable	5,593	1,284	1,207
Other Accrued Fees	243,251	51,489	51,379

Total Liabilities	713,558	143,030	154,470

Net Assets	$204,878,061	$47,259,337	$43,416,445

Net Assets Consist Of
Paid-In Capital	$316,305,813	$63,814,509	$72,061,740
Undistributed Net Investment Income	1,135,397	1,340,035	964,113
Accumulated Net Realized Loss on Investments	(36,224,324)	(7,969,937)	(11,698,980)
Net Unrealized Depreciation on Investments	(76,338,825)	(9,925,270)	(17,910,428)

NET ASSETS	$204,878,061	$47,259,337	$43,416,445

Shares Outstanding	9,465,663	2,612,380	2,694,245

Net Asset Values	$21.64	$18.09	$16.11

Cost of Investments	$281,514,505	$57,087,074	$61,324,214
18 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 2008

	Amerigo	Clermont	Berolina
	Fund	Fund	Fund

Investment Income
Interest	$—	$10,591	$57,712
Income from Securities Lending, net	624,613	104,598	171,595
Dividends, Net of Foreign Tax Withheld	5,558,092	2,230,874	1,904,125
Dividends from Affiliated Funds	168,432	8,855	21,047

Total Income	6,351,137	2,354,918	2,154,479

Expenses
Investment Advisory Fees	2,831,066	551,008	643,763
Transfer Agent and Administrative Fees	786,407	153,058	178,823
Portfolio Accounting Fees	295,781	61,223	71,529
Trustees’ Fees*	35,592	7,590	7,430
Shareholder Service Fees	786,407	153,058	178,823
Custody Fees	93,815	18,064	23,742
Miscellaneous	360,700	70,882	81,652

Total Expenses	5,189,768	1,014,883	1,185,762

Net Investment Income	1,161,369	1,340,035	968,717

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(34,973,443)	(7,632,196)	(11,683,836)

Total Net Realized Loss	(34,973,443)	(7,632,196)	(11,683,836)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(132,185,284)	(15,254,103)	(24,539,979)

Net Change in Unrealized Appreciation (Depreciation)	(132,185,284)	(15,254,103)	(24,539,979)

Net Loss on Investments	(167,158,727)	(22,886,299)	(36,223,815)

Net Decrease in Net Assets from Operations	$(166,022,358)	$(21,546,264)	$(35,280,098)

Foreign Tax Withheld	$—	$—	$29

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS

	Amerigo Fund		Clermont Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income	$1,161,369	$935,950	$1,340,035	$1,121,752
Net Realized Gain (Loss) on Investments	(34,973,443)	15,635,297	(7,632,196)	8,459,992
Net Change in Unrealized Appreciation (Depreciation) on Investments	(132,185,284)	22,707,195	(15,254,103)	(5,100,549)

Net Increase (Decrease) in Net Assets from Operations	(166,022,358)	39,278,442	(21,546,264)	4,481,195

Distributions to Shareholders from:*
Net Investment Income	(953,283)	(1,267,780)	(650,300)	(1,188,265)
Realized Gain on Investments	(4,735,912)	(13,487,428)	(909,727)	(8,572,083)

Total Distributions to Shareholders	(5,689,195)	(14,755,208)	(1,560,027)	(9,760,348)

Share Transactions
Proceeds from Shares Purchased	85,058,638	110,973,073	34,231,270	38,517,427
Value of Shares Purchased through Dividend Reinvestment	5,689,195	14,755,208	1,560,027	9,760,348
Cost of Shares Redeemed	(78,876,030)	(64,968,711)	(27,689,440)	(80,543,715)

Net Increase (Decrease) in Net Assets From Share Transactions	11,871,803	60,759,570	8,101,857	(32,265,940)

Net Increase (Decrease) in Net Assets	(159,814,750)	85,282,804	(15,004,434)	(37,545,093)
Net Assets—Beginning of Period	364,692,811	279,410,007	62,263,771	99,808,864

Net Assets—End of Period	$204,878,061	$364,692,811	$47,259,337	$62,263,771

Undistributed Net Investment Income— End of Period	$1,135,397	$957,147	$1,340,035	$650,300

*	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
20 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Berolina Fund
Year	Year
Ended	Ended
December 31,	December 31,
2008	2007

$968,717	$801,212
(11,683,836)	1,980,907

(24,539,979)	6,601,470

(35,280,098)	9,383,589

(824,090)	—
(852,832)	(1,124,847)

(1,676,922)	(1,124,847)

20,454,297	69,340,665

1,676,922	1,124,847
(26,704,126)	(13,791,956)

(4,572,907)	56,673,556

(41,504,927)	64,932,298
84,921,372	19,989,074

$43,416,445	$84,921,372

$964,113	$828,032

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
			Net Realized	Net Increase							AVERAGE NET ASSETS:
	NET ASSET		and	(Decrease) in Net	Distributions	Distributions		Net Increase	NET ASSET					Net Assets,
	VALUE,	Net	Unrealized	Asset Value	from Net	from Net		(Decrease) in	VALUE,	Total		Net	Portfolio	End of
	BEGINNING	Investment	Gains (Losses)	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Investment	Turnover	Period (000’s
Year Ended	OF PERIOD	Income†	on Investments	Operations	Income§	Gains§	Distributions	Value	PERIOD	Return†††	Expenses††	Income	Rate	omitted)

Amerigo Fund
December 31, 2008	$39.13	$.12	$(17.01)	$(16.89)	$(.10)	$(.50)	$(.60)	$(17.49)	$21.64	(43.09)%	1.65%	0.36%	103%	$204,853
December 31, 2007	35.83	.12	4.85	4.97	(.14)	(1.53)	(1.67)	3.30	39.13	13.77%	1.63%	0.32%	88%	364,693
December 31, 2006	34.78	.21	4.06	4.27	(.03)	(3.19)	(3.22)	1.05	35.83	12.30%	1.64%	0.57%	299%	279,410
December 31, 2005	32.18	.05	2.94	2.99	(.04)	(.35)	(.39)	2.60	34.78	9.35%	1.64%	0.15%	82%	196,493
December 31, 2004	28.99	.08	3.13	3.21	(.02)	—	(.02)	3.19	32.18	11.09%	1.63%	0.27%	149%	127,059
Clermont Fund
December 31, 2008	26.79	.51	(8.60)	(8.09)	(.25)	(.36)	(.61)	(8.70)	18.09	(30.07)%	1.66%	2.19%	149%	47,259
December 31, 2007	29.90	.53	1.40	1.93	(.61)	(4.43)	(5.04)	(3.11)	26.79	6.23%	1.64%	1.73%	163%	62,264
December 31, 2006	29.41	.46	1.98	2.44	(.64)	(1.31)	(1.95)	.49	29.90	8.34%	1.63%	1.51%	197%	99,809
December 31, 2005	28.57	.33	.78	1.11	(.17)	(.10)	(.27)	.84	29.41	3.92%	1.64%	1.15%	129%	108,667
December 31, 2004	27.05	.32	1.27	1.59	(.07)	—	(.07)	1.52	28.57	5.89%	1.63%	1.17%	124%	91,092
Berolina Fund
December 31, 2008	28.98	.32	(12.56)	(12.24)	(.31)	(.32)	(.63)	(12.87)	16.11	(42.14)%	1.66%	1.32%	120%	43,391
December 31, 2007	25.55	.34	3.48	3.82	—	(.39)	(.39)	3.43	28.98	14.91%	1.62%	1.22%	171%	84,921
December 31, 2006*	25.00	.40	.34	.74	(.19)	—	(.19)	.55	25.55	2.96%	1.63%**	10.65%**	13%	19,989

*	Since the commencement of operations: November 10, 2006.

**	Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

†	Calculated using the average daily shares outstanding for the year.

††	Does not include expenses of the underlying funds in which the Funds invest.

†††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

§	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
22 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting Policies
Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2008, the Trust consisted of fifty-eight separate funds. This report covers the CLS AdvisorOne Funds (the “Funds”), while the other funds are contained in separate reports.
Each Fund invests primarily in Exchange Traded Funds (“ETFs”), (“underlying funds”), acting similar to a “fund of funds”. The Funds seek to achieve their investment objectives by investing in underlying funds, in conjunction with a sparse amount of additional securities.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
CLS Investment Firm, LLC serves as investment sub-advisor to the Funds and is responsible for the day-to-day management of each Fund’s portfolio.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The information contained in these notes may not apply to every Fund in the Trust.
A. Open-ended investment companies (“Mutual Funds”) are valued at their Net Asset Value (the “NAV”) as of the close of business, usually 4:00 p.m. on the valuation date. ETFs and closed-end investment companies (“closed-end funds”) are valued at the last quoted sales price.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date. Short-term debt securities, if any, are valued at amortized cost, which approximates market value.
Investments for which market quotations are not readily available are fair valued as determined in good faith by
Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in funds are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
E. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.
F. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.    Financial Instruments
As part of their investment strategies, the Funds, as well as the underlying funds they invest in, may utilize short sales and a variety of derivative instruments, including options, futures, options on futures, structured notes, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
A short sale is a transaction in which a Fund sells an equity or fixed income security it does not own. If the security sold

THE RYDEX VARIABLE TRUST ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in which that Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, structured notes, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established strict counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3.    Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annual percentage rate of 0.90% of the average daily net assets of each Fund.
Rydex Investments pays the Sub-Advisor out of the advisory fees it receives. In addition, Rydex Investments bears all of its own costs associated with providing these services and the expenses of the Trustees that are affiliated with Rydex Investments. Rydex Investments may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests.
Rydex Investments provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.
Rydex Investments also provides accounting services to the Funds calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each of the Funds.

24 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Rydex Investments engages external service providers to perform other necessary services for the Trust, such as auditing services, legal services, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets.
The Trust has adopted a Distribution Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation.
The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
The Board approved the use of a Distribution Plan for which the Distributor and other Service Providers may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. The Distributor, in turn, will pay the Service Provider out of its fees. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services. Although approved, for the year ended December 31, 2008, this plan was not utilized.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
4.    Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code (IRC) applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.
The Advisor has submitted a request for a Closing Agreement with the Internal Revenue Service (IRS) on behalf of the Amerigo Fund and the Berolina Fund in order to resolve uncertainty regarding the treatment of gains realized in 2008 on the disposition of certain securities for purposes of complying with the income qualification test under Subchapter M of the IRC. At December 31, 2008, each Fund has recorded an estimate of $50,000 associated with obtaining the Closing Agreement, and the Advisor has agreed to reimburse 50% of that amount. The actual cost of the Agreement could be up to $406,479 for the Amerigo Fund, and $340,861 for the Berolina Fund. In the event that the actual cost to each fund exceeds the recorded estimate of $50,000, the portion of this amount to be borne by the Funds is subject to approval by the Board of Trustees.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2005 —2008), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during 2008 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Amerigo Fund	$3,038,794	$2,650,401	$5,689,195
Clermont Fund	650,300	909,727	1,560,027
Berolina Fund	1,664,277	12,645	1,676,922
The tax character of distributions paid during 2007 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Amerigo Fund	$10,211,488	$4,543,720	$14,755,208
Clermont Fund	4,731,756	5,028,592	9,760,348
Berolina Fund	1,124,847	—	1,124,847
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2008, was as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward

Amerigo Fund	$1,134,815	$—	$(79,662,214)	$(32,900,353)[1]
Clermont Fund	1,340,021	—	(10,756,648)	(7,138,545)[1]
Berolina Fund	964,099	—	(18,265,854)	(7,356,665)[1]
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.
1 Expires in 2016.
At December 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss

Amerigo Fund	$284,837,894	$1,286,881	$(80,949,095)	$(79,662,214)
Clermont Fund	57,918,452	861,610	(11,618,258)	(10,756,648)
Berolina Fund	61,679,640	524,715	(18,790,569)	(18,265,854)
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Fund	Capital

Berolina Fund	(3,986,875)
5.    Fair Value Measurement
Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurement, which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2008:

	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund	In Securities	Instruments	In Securities	Instruments	In Securities	Instruments	Total

Assets
Amerigo Fund	$205,175,680	$—	$—	$—	$—	$—	$205,175,680
Clermont Fund	47,161,804	—	—	—	—	—	47,161,804
Berolina Fund	43,413,786	—	—	—	—	—	43,413,786
6.    Securities Transactions
For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

	Amerigo	Clermont	Berolina
	Fund	Fund	Fund

Purchases	$338,035,468	$98,907,593	$87,068,009
Sales	$328,409,875	$90,772,837	$92,983,251
26    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7.    Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Amerigo	2,452,832	2,858,045	274,177	369,897	(2,581,580)	(1,706,648)	145,429	1,521,294
Clermont	1,431,071	1,233,260	90,594	359,365	(1,233,274)	(2,607,229)	288,391	(1,014,604)
Berolina	785,239	2,609,248	108,679	37,950	(1,129,943)	(499,164)	(236,025)	2,148,034
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    27

NOTES TO FINANCIAL STATEMENTS (concluded)

8.    Portfolio Securities Loaned
During the year ended December 31, 2008, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2008, the Funds had ceased participation in securities lending.
9.    Change in Independent Registered Public Accounting Firm
The Board of Trustees has selected Ernst & Young LLP (E&Y) to serve as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2008. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on August 27, 2008. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, none of the Funds, their portfolios nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of the Funds’ prior auditor, PricewaterhouseCoopers LLP (PwC). The decision to dismiss PwC and to select E&Y was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation SK under the Securities and Exchange Act of 1934, as amended.
10.    New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
28    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities of Amerigo Fund, Clermont Fund and Berolina Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial statements and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 27, 2009
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    29

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
The Funds’ distributions to shareholders included:

	Amerigo	Clermont	Berolina
	Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	$2,650,401	$909,727	$12,645
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
30    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Carl G. Verboncoeur*	Rydex Series Funds – 2004	160
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004
Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present)

Michael P. Byrum*	Rydex Series Funds – 2005	160
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS
Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
32    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

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9601 Blackwell Road, Suite 500
Rockville, MD 20850
www.rydexinvestments.com
800.820.0888
RVAAO-2-1208x1209

DECEMBER 31, 2008
RYDEX VARIABLE TRUST ANNUAL REPORT
DOMESTIC EQUITY FUNDS
MULTI-CAP CORE EQUITY FUND
SECTOR ROTATION FUND
ALTERNATIVE INVESTMENT FUNDS
ABSOLUTE RETURN STRATEGIES FUND
ALTERNATIVE STRATEGIES ALLOCATION FUND
COMMODITIES STRATEGY FUND
HEDGED EQUITY FUND
INTERNATIONAL ROTATION FUND
MANAGED FUTURES STRATEGY FUND
REAL ESTATE FUND
STRENGTHENING DOLLAR 2x STRATEGY FUND
WEAKENING DOLLAR 2x STRATEGY FUND

GO GREEN! ELIMINATE MAILBOX CLUTTER Go paperless with Rydex eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery. With Rydex eDelivery you can: · View online confirmations and statements at your convenience. · Receive email notifications when your most recent confirmations, statements and other account documents are available for review. · Access prospectuses, annual reports and semiannual reports online. It’s easy to enroll: 1/ Visit www.rydexinvestments.com 2/ Click on the Rydex eDelivery logo 3/ Follow the simple enrollment instructions RYDEX E DELIVERY If you have questions about Rydex eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.
This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	3

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

PERFORMANCE REPORTS AND FUND PROFILES	6

SCHEDULES OF INVESTMENTS	17

STATEMENTS OF ASSETS AND LIABILITIES	54

STATEMENTS OF OPERATIONS	56

STATEMENTS OF CHANGES IN NET ASSETS	58

FINANCIAL HIGHLIGHTS	62

NOTES TO FINANCIAL STATEMENTS	64

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

OTHER INFORMATION	76

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	77
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
Securities markets across the world plummeted in 2008 as the subprime housing crisis (which has its origins here in the U.S.), led to a global financial panic that tipped the world economy into recession as the year came to a close.
Economies in the developed markets entered a negative feedback loop of wealth destruction, low confidence and job losses leading to a massive consumer pullback. This, in turn, led to truncated spending plans and additional layoffs by businesses.
Investment strategies of all shapes and sizes were pummeled. Hiding places were almost non-existent, as what turned out to be a wrenching bear market spared none of the major asset classes aside from U.S. Treasury securities.
It was a year of negative superlatives: Unemployment claims reached quarter-century highs, U.S. government bond yields reached never-before seen lows (and turning negative in some cases), home sales fell to levels not seen since the 1990s and the struggling auto market reported sales falling to 1980s levels.
Given this economic carnage, one should not be surprised that stocks turned in one of their worst annual performances on record, with the S&P 500® Index’s 37% decline marking the worst calendar-year performance for stocks since 1937. Markets swung wildly, with measures of stock market volatility reaching highs not seen in decades. Daily swings of two, three, four or five percent became commonplace.
Stock markets staged a strong rally after reaching late-November lows and while credit markets remained largely shut, there were incremental signs of improvement. Government—at all levels—has intervened on a massive scale. By one estimate, the federal government has guaranteed, loaned or purchased more than $8.5 trillion of financial assets, an amount equivalent to more than half of U.S. GDP.
The real question still remains: Will it all work? The year-end rally suggests that the market has digested the perilous state of the global economy and is looking toward a recovery in the latter half of 2009. Market sentiment, however, remains fragile and will certainly be tested. A stream of bad news on employment, retail sales and manufacturing will continue well into 2009.
In this environment, it is important that investors keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and, in the process, take advantage of the many bargains to be found in today’s markets. Perhaps most importantly, we think investors will be well served by investment alternatives that can insulate them from the vagaries of global stock markets and can profit from volatility in what will almost certainly remain a challenging market going forward.
We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.
Sincerely,
Michael Byrum
President & Chief Investment Officer
2 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.
Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.
An Example of Compounding
For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%—in line with its benchmark.
On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment

Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.
In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.
As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2008 and ending December 31, 2008.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2008	December 31, 2008	Period	*

Table 1. Based on actual Fund return
Multi-Cap Core Equity Fund	1.07%		$1,000.00	$681.10	$4.52
Sector Rotation Fund	1.72%		1,000.00	641.60	7.10
Absolute Return Strategies Fund	1.84%		1,000.00	830.70	8.47
Alternative Strategies Allocation Fund††	0.00%		1,000.00	796.30	—
Commodities Strategy Fund	1.31%		1,000.00	366.00	4.50
Hedged Equity Fund	1.84%		1,000.00	810.80	8.38
International Rotation Fund	1.68%		1,000.00	698.30	7.17
Managed Futures Strategy Fund**	2.21%		1,000.00	964.00	3.20
Real Estate Fund	1.64%		1,000.00	629.40	6.72
Strengthening Dollar 2x Strategy Fund	1.73%		1,000.00	1,205.30	9.59
Weakening Dollar 2x Strategy Fund	1.74%		1,000.00	781.70	7.79

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Cap Core Equity Fund	1.07%		1,000.00	1,019.76	5.43
Sector Rotation Fund	1.72%		1,000.00	1,016.49	8.72
Absolute Return Strategies Fund	1.84%		1,000.00	1,015.89	9.32
Alternative Strategies Allocation Fund††	0.00%		1,000.00	1,025.14	—
Commodities Strategy Fund	1.31%		1,000.00	1,018.55	6.65
Hedged Equity Fund	1.84%		1,000.00	1,015.89	9.32
International Rotation Fund	1.68%		1,000.00	1,016.69	8.52
Managed Futures Strategy Fund**	2.21%		1,000.00	1,014.03	11.29
Real Estate Fund	1.64%		1,000.00	1,016.89	8.31
Strengthening Dollar 2x Strategy Fund	1.73%		1,000.00	1,016.44	8.77
Weakening Dollar 2x Strategy Fund	1.74%		1,000.00	1,016.39	8.82

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.

**	Since the commencement of operations: November 7, 2008.

†	This ratio represents annualized Total Expenses, which include dividend expense from securities sold short. Excluding short dividend expense, the operating expense ratio would be 0.68% and 0.69% lower for the Absolute Return Strategies Fund and Hedged Equity Fund, respectively.

††	Does not include expenses of the underlying funds in which the Fund invests.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

MULTI-CAP CORE EQUITY FUND
OBJECTIVE: Seeks long-term capital appreciation.
Inception: November 29, 2005
Rydex Multi-Cap Core Equity Fund returned -38.96% for the one-year period ending December 31, 2008 versus the broad market Russell 3000 Index’s 37.31% decline. The Fund allocates its assets generally in equal proportions to the large-, mid- and small-cap size groups. Large-cap stocks outperformed mid-cap but did not beat small-cap equities. The Fund’s size allocation neither added nor detracted significantly to returns.
The Fund uses a quantitative stock ranking model as part of the investment process and also utilizes momentum factors. Of the three factor groups used in the Fund, momentum factors proved to be the strongest for the year. Weak performance in the growth and value factors more than offset the benefit provided by momentum factors in 2008. The stock selection model was particularly weak in energy services and industrials, but performed well in the financial services and utilities sectors.
Cumulative Fund Performance
November 29, 2005 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

		SINCE
	ONE	INCEPTION
	YEAR	(11/29/05)

MULTI-CAP CORE EQUITY FUND	-38.96%	-12.49%
RUSSELL 3000 INDEX	-37.31%	-8.51%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The Russell 3000 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.	1.7%
Procter & Gamble Co.	0.9%
JPMorgan Chase & Co.	0.8%
International Business Machines Corp.	0.7%
Chevron Corp.	0.7%
Wells Fargo & Co.	0.7%
AT&T, Inc.	0.6%
Hewlett-Packard Co.	0.6%
Abbott Laboratories	0.6%
Verizon Communications, Inc.	0.6%

Top Ten Total	7.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

SECTOR ROTATION FUND
OBJECTIVE: Seeks long-term capital appreciation.
Inception: May 1, 2002
Rydex Sector Rotation Fund returned -40.73% for the one-year period ending December 31, 2008. To no one’s surprise, it was a tough year for both the stock market and for the performance of the Fund. The S&P 500 Index fell 37.00% and the Fund trailed these results. Performance was negatively impacted the most by the Fund’s heavy exposure to industrials, which were hit hard due to the deepening financial crisis and fear of a global slowdown. On the other hand, the Fund also benefited from some well-timed moves into and out of the basic materials and energy sectors. During the first half of the year, the Fund held heavy exposures to the basic material and energy sectors. As momentum waned in these areas (following the decline of oil and commodities), we moved to reduce our exposures. At the more granular industry level, we made allocation decisions involving energy equipment & services, metals & mining, tobacco, capital markets and insurance—all
Cumulative Fund Performance
May 1, 2002 – December 31, 2008
of which benefited the Fund during the year. Allocation decisions made to oil gas & consumables, construction & engineering, marine, pharmaceuticals and air freight & logistics negatively impacted results.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(05/01/02)

SECTOR ROTATION FUND	-40.73%	0.40%	0.42%
S&P 500 INDEX	-37.00%	-2.19%	-0.86%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Procter & Gamble Co.	3.8%
Genentech, Inc.	3.0%
Wal-Mart Stores, Inc.	2.6%
Amgen, Inc.	2.5%
Apollo Group, Inc. — Class A	2.5%
Gilead Sciences, Inc.	2.3%
AT&T, Inc.	2.2%
H&R Block, Inc.	2.1%
Verizon Communications, Inc.	1.7%
Unilever NV	1.7%

Top Ten Total	24.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT | 7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ABSOLUTE RETURN
STRATEGIES FUND
OBJECTIVE: Seeks to provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to, and less volatility than, equity indices.
Inception: November 29, 2005
Hedge funds experienced their worst year on record in 2008. Only two of the 10 hedge fund strategies—global macro and merger arbitrage—tracked by Hedge Fund Research’s (“HFRX”) indices provided positive returns for the period. On the other end of the spectrum, the convertible arbitrage strategy dropped 58.20%, giving it the distinction of being the sole hedge fund strategy capable of underperforming the 37.00% loss posted by the S&P 500 Index. The HFRX Global Hedge Fund Index tracked by HFRX lost 23.10% for the period.
Rydex Absolute Return Strategies Fund lost 18.72% for the one-year period ending December 31, 2008. Relative to the HFRX Global Hedge Fund Index, the Fund benefited from greater exposure to the better-performing hedge fund strategies
Cumulative Fund Performance
November 29, 2005 – December 31, 2008
including global macro, merger arbitrage and equity market neutral. The biggest detractor from Fund performance came from the Fund’s hedged equity allocation, which was punished by both long equity and short volatility exposure.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

		SINCE
	ONE	INCEPTION
	YEAR	(11/29/05)

ABSOLUTE RETURN STRATEGIES FUND	-18.72%	-3.10%
S&P 500 INDEX	-37.00%	-8.30%
HFRX GLOBAL HEDGE FUND INDEX	-23.10%	-3.74%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

iShares S&P GSCI Commodity Indexed Trust	5.0%
iShares MSCI Emerging Markets Index Fund	1.5%
Sovereign Bancorp, Inc.	1.1%
Embarq Corp.	1.1%
NDS Group PLC — SP ADR	1.0%
Genentech, Inc.	0.9%
Datascope Corp.	0.9%
Wachovia Corp.	0.9%
Nationwide Financial Services, Inc.	0.9%
Constellation Energy Group, Inc.	0.9%

Top Ten Total	14.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ALTERNATIVE STRATEGIES
ALLOCATION FUND
OBJECTIVE: Seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes, as well as provide capital appreciation.
Inception: May 1, 2008
Rydex Alternative Strategies Allocation Fund returned -18.55% with an observed correlation with the market of 60.00%. 2008 was a difficult year with the stock market going through a turbulence unseen in the past several decades. It is not uncommon to observe high correlations among assets when the financial markets have strong moves in either direction. Unfortunately, with the negative returns being so prevalent, the Fund did not provide the uncorrelated diversification that was desired, but it did benefit the shareholders with higher returns than the market, although still negative.
In particular, the Rydex Variable Trust—Commodities Strategy Fund helped during the first half of the year and the Rydex Managed Futures Strategy Fund—Class H had the best return over the course of the year. Another measure that is important is the observed correlation with the market. Clients that included the Fund with a traditional allocation would likely benefit from its addition to their portfolio.
Cumulative Fund Performance
May 1, 2008 – December 31, 2008
The Fund’s collection of the alternative strategies and asset classes is broader than the traditional list of just real estate and commodities. Currently, we are researching other strategies to broaden the list even further.

TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

SINCE
INCEPTION
(05/01/08)

ALTERNATIVE STRATEGIES ALLOCATION FUND	-18.55%
S&P 500 INDEX	-34.79%
U.S. TREASURY BELLWETHERS: 3 MONTH INDEX	1.14%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the U.S. Treasury Bellwethers: 3 Month Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Holdings (% of Total Net Assets)

Rydex Series Funds — Managed Futures Strategy Fund — Class H	48.9%
PowerShares DB G10 Currency Harvest Fund	12.5%
Rydex Variable Trust — Commodities Strategy Fund	10.7%
Rydex Variable Trust — Absolute Return Strategies Fund	9.6%
Rydex Variable Trust — Real Estate Fund	7.1%

Grand Total	88.8%

“Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT | 9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

COMMODITIES STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Total Return Index (GSCI™”).
Inception: September 30, 2005
For the one-year period ending December 31, 2008, Rydex Commodities Strategy Fund returned -49.02% as opposed to its benchmark, the S&P GSCI, which ended the year down 46.50%. Commodities continued their rally for the first half of 2008 with oil peaking at a price of just over $145/barrel in the beginning of July. U.S. demand for oil subsided as the high price of gasoline led Americans to drive less. Reduced economic activity around the world also weighed heavily on oil prices for the second half of the year. Oil prices fell to less than $34.00 in December, a price not seen since the beginning of 2004, then rallied by year-end to close at $44.60. This was largely due to Israel’s offensive into Gaza.
Reduced housing construction subsequently lowered the demand for copper. Agricultural and livestock prices were also down. Gold provided a positive return for the year, as investors moved into the precious metal to hedge against the long-term
Cumulative Fund Performance
September 30, 2005 – December 31, 2008
inflationary pressures of unprecedented global monetary and fiscal stimulus. Cocoa and gold were the only two commodities that provided positive returns for the year. Their worst performing counterparts were lead, unleaded gasoline, nickel and crude oil.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

		SINCE
	ONE	INCEPTION
	YEAR	(09/30/05)

COMMODITIES STRATEGY FUND	-49.02%	-19.88%
S&P 500 INDEX	-37.00%	-7.14%
S&P GSCI TOTAL RETURN INDEX	-46.50%	-17.52%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P GSCI Total Return Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in exchange traded funds and in derivative instruments such as structured notes, futures contracts, and options on index futures.

10 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEDGED EQUITY FUND
OBJECTIVE: Seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than the equity indices.
Inception: November 29, 2005
Hedge funds experienced their worst year on record in 2008. Long/Short managers (as measured by the HFRX Equity Hedge Index) lost 25.72% on average during the one-year period. By comparison, the Hedged Equity Fund returned -23.84%. All long/short investment styles—growth, value, and momentum—performed poorly during the period due to their equity exposure. The Fund’s long/short value style exposure helped mitigate overall losses as value strategies tended to outperform during the bear market, however, volatility selling strategies—via covered call writing—harmed Fund performance as market implied volatility spiked to unprecedented levels.
Cumulative Fund Performance
November 29, 2005 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

		SINCE
	ONE	INCEPTION
	YEAR	(11/29/05)

HEDGED EQUITY FUND	-23.84%	-4.84%
S&P 500 INDEX	-37.00%	-8.30%
HFRX EQUITY HEDGE INDEX	-25.72%	-5.01%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the HFRX Equity Hedge Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Long Holdings (% of Total Net Assets)

iShares MSCI Emerging Markets Index Fund	4.0%
Liberty All Star Equity Fund	0.5%
Eaton Vance Tax-Managed Buy-Write Income Fund	0.5%
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	0.5%
First Trust Enhanced Equity Income Fund, Inc.	0.5%
Nuveen Equity Premium and Growth Fund	0.5%
Nuveen Core Equity Alpha Fund	0.5%
Nuveen Equity Premium Opportunity Fund	0.5%
Vanguard Emerging Markets ETF	0.4%
Pepco Holdings, Inc.	0.3%

Top Ten Total	8.2%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT | 11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNATIONAL ROTATION FUND
OBJECTIVE: Seeks long-term capital appreciation.
Inception: March 27, 2008
2008 was a very poor year for World Equity markets due to the Credit Crunch and resulting fears of a World economic recession. The MSCI World Ex USA Index (Net Dividends Reinvested) returned -39.60% in local currency terms for the period. This was slightly worse than the return for the MSCI USA Index which returned -37.60%. However, due to the recovery in the U.S. Dollar in the latter part of the year, the return from the MSCI World Ex USA Index in U.S. Dollar terms, which is the official benchmark, was lower at -38.26%. Being fully invested, the Fund suffered from the significant falls in equity markets. During the period, the provisional return for the Fund was -31.20% in U.S. Dollar terms. This is slightly behind the S&P 500® Index and significantly ahead of the benchmark return of -38.26%, although this is of little consolation for investors.
Throughout the period, the Fund has been invested in a selection of international equity markets which have displayed attractive levels and behavior of “Intrinsic Value” compared to the overall World Equity market. Intrinsic Value is a measure of the income generation that investors could potentially receive from an investment, which is fundamental to the justification for investment.
The Fund has had exposure to a variety of countries such as Belgium, Italy and New Zealand early in the year. Canada was
Cumulative Fund Performance
March 27, 2008 – December 31, 2008
also an important holding for much of the period until it was reduced in the Fall as the Fund rotated into other markets such as UK, Switzerland, Japan, Hong Kong and Sweden.
“Intrinsic Value” measurements also identified that the U.S. Dollar was cheap and attractive, so in the latter part of the year, the Fund had significant currency hedges back into the U.S. Dollar in order to protect investors from expected weakness in the currencies of the underlying investments. This proved to be advantageous to the Fund given the weakness of many currencies against the U.S. Dollar.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

SINCE
INCEPTION
(03/27/08)

INTERNATIONAL ROTATION FUND	-31.20%
S&P 500 INDEX	-30.58%
MSCI WORLD Ex USA INDEX	-38.26%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the MSCI World Ex USA Index are unmanaged indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in exchange traded funds and in derivative instruments such as structured notes, futures contracts, and options on index futures.

12    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

MANAGED FUTURES STRATEGY FUND
OBJECTIVE: Seeks to provide investment returns that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund’s current benchmark is the Standard & Poor’s Diversified Trends Indicator® (“S&P DTI”).
Inception: November 7, 2008
The S&P DTI was up 8.29% for 2008. The S&P DTI’s ability to go long and short (with the exception of energy, which can only have a long or neutral stance) was the key driver in the Indicator’s ability to produce positive returns for the year. The S&P DTI was long on the energy sector up until the August rebalance and then switched to a neutral position for the rest of the year. Most of the other commodities positions were long for the first half of the year, as well, before switching to short positions towards the end of the year.
Currency positions were generally long relative to the U.S. dollar in the first half of the year before switching to short positions in the latter half of 2008. The Japanese yen was the exception as it was long for the last three months of the year. Interest rate futures were mixed throughout the year before turning decidedly positive at the end of the year.
Since the Fund’s inception date of November 7, 2008, the S&P DTI was down 3.83%. The Japanese Yen was the only currency future with a long position. The two interest rate
Cumulative Fund Performance
November 7, 2008 – December 31, 2008
futures (Treasury Bond and 10-Year Note) were initially short but moved to a long position at the December rebalance. The Energy sector has been in a neutral position since the Fund’s inception and other commodities sectors have been short.
Copper and the Japanese yen positions provided the most returns for the period. The Euro, Treasury Bond, 10-Year Note and Precious Metals futures had the highest negative returns for the period. The Rydex Managed Futures Strategy Fund returned -3.60% since the Fund’s inception date.

TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

SINCE
INCEPTION
(11/07/08)

MANAGED FUTURES STRATEGY FUND	-3.60%
S&P DIVERSIFIED TRENDS INDICATOR	-3.83%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P Diversified Trends Indicator is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in exchange traded funds and in derivative instruments such as structured notes, futures contracts, and options on index futures.

THE RYDEX VARIABLE TRUST ANNUAL REPORT | 13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

REAL ESTATE FUND
OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”).
Inception: October 1, 2001
Rydex Real Estate Fund returned -41.64% for the one-year period ending December 31, 2008. REITs (down 42.10%) and real estate management companies (down 61.00%) continued to suffer through another tough year as the credit crisis worsened. Despite the downturn in the commercial real estate industry, there were still bright spots: the Fund’s best-performing holding was PS Business Parks, Inc., up 17.10%. On the flip side, the worst-performing stock was General Growth Properties Inc., which lost 96.70% of its value.
Cumulative Fund Performance
October 1, 2001 – December 31, 2008

†	Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

			SINCE
	ONE	FIVE	INCEPTION
	YEAR	YEAR	(10/01/01)

REAL ESTATE FUND	-41.64%	-3.05%	1.93%
S&P 500 INDEX	-37.00%	-2.19%	-0.06%
S&P REIT COMPOSITE INDEX	-41.68%	-4.38%	0.30%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P REIT Composite Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Long Holdings (% of Total Net Assets)
Public Storage	3.5%
Annaly Capital Management, Inc.	3.1%
Simon Property Group, Inc.	2.9%
Vornado Realty Trust	2.7%
Equity Residential	2.5%
Brookfield Asset Management, Inc. — Class A	2.4%
HCP, Inc.	2.3%
Plum Creek Timber Co., Inc. (REIT)	2.1%
Boston Properties, Inc.	2.1%
Ventas, Inc.	1.9%

Top Ten Total	25.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

14    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

STRENGTHENING DOLLAR 2x
STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index®.
Inception: September 30, 2005
The U.S. Dollar Index (“DXY”) was up 6.01% for the one-year period ending December 31, 2008. For the first half of the year, the U.S. dollar continued to slide against other major world currencies, as the Federal Reserve cut interest rates five times from 4.25% to 2.00%. As the U.S. subprime mortgage crisis spread, other central banks around the world joined in the Fed’s efforts to slash interest rates as global economic growth slowed during the second half of the year. By the end of 2008, the Federal Reserve cut interest rates to a range between 0.00% and 0.25%. The flight to quality and safety led investors back to U.S.-denominated assets and helped push the U.S. dollar back up into positive territory against other major world currencies for the year. In 2008, the U.S. dollar strengthened against the British Pound, Canadian Dollar, Swedish Krona and the Euro, but remained weak against the Japanese Yen and Swiss Franc. Rydex Strengthening Dollar 2x
Cumulative Fund Performance
September 30, 2005 – December 31, 2008
Strategy Fund returned 5.56% for the year. It achieved a daily correlation of more than 97% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

		SINCE
	ONE	INCEPTION
	YEAR	(09/30/05)

STRENGTHENING DOLLAR 2x STRATEGY FUND	5.56%	-4.28%
U.S. DOLLAR INDEX	6.01%	-2.91%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as currency index swap agreements, futures contracts, and options on index futures.

THE RYDEX VARIABLE TRUST ANNUAL REPORT | 15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

WEAKENING DOLLAR 2x
STRATEGY FUND
OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse performance of the U.S. Dollar Index.
Inception: September 30, 2005
Rydex Weakening Dollar 2x Strategy Fund returned -12.24% for the year. It achieved a daily correlation of more than 97% to its benchmark of 200% of the inverse daily price movement of the U.S. Dollar Index. The DXY was up 6.01% in 2008. For the first half of 2008, the U.S. dollar continued to slide against other major world currencies, as the Federal Reserve cut interest rates five times from 4.25% to 2.00%. As the U.S. subprime mortgage crisis spread, other central banks around the world joined in the Fed’s efforts to slash interest rates as global economic growth slowed during the second half of 2008. By the end of 2008, the Federal Reserve cut interest rates to a range between 0.00% and 0.25%. The flight to quality and safety led investors back to U.S.-denominated assets and helped push the U.S. dollar back up into positive territory against other major world currencies for the year. In
Cumulative Fund Performance
September 30, 2005 – December 31, 2008
2008, the U.S. dollar strengthened against the British Pound, Canadian Dollar, Swedish Krona and the Euro, but remained weak against the Japanese Yen and Swiss Franc.
The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 3 of this report.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08

		SINCE
	ONE	INCEPTION
	YEAR	(09/30/05)

WEAKENING DOLLAR 2x STRATEGY FUND	-12.24%	5.20%
U.S. DOLLAR INDEX	6.01%	-2.91%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
The Fund invests principally in derivative instruments such as currency index swap agreements, futures contracts, and options on index futures.

16    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2008
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 92.2%

FINANCIALS 16.6%
JPMorgan Chase & Co.	540	$17,027
Wells Fargo & Co.	490	14,445
Bank of America Corp.	730	10,278
Senior Housing Properties Trust	450	8,064
Hudson City Bancorp, Inc.	460	7,342
Unum Group	380	7,068
AFLAC, Inc.	150	6,876
Health Care REIT, Inc.	160	6,752
Omega Healthcare Investors, Inc.	420	6,707
Ameriprise Financial, Inc.	280	6,541
Platinum Underwriters Holdings Ltd.	180	6,494
Fifth Third Bancorp	779	6,435
FNB Corp.	480	6,336
IPC Holdings Ltd.	210	6,279
Marshall & Ilsley Corp.	450	6,138
BB&T Corp.	220	6,041
Alexandria Real Estate Equities, Inc.	100	6,034
Reinsurance Group of America, Inc.	140	5,995
Entertainment Properties Trust	200	5,960
MFA Mortgage Investments, Inc.	999	5,884
Axis Capital Holdings Ltd.	200	5,824
Discover Financial Services	610	5,813
Agree Realty Corp.	320	5,802
Kilroy Realty Corp.	170	5,688
Transatlantic Holdings, Inc.	140	5,608
Hanover Insurance Group, Inc.	130	5,586
Prospect Capital Corp.	460	5,506
First Horizon National Corp.	520	5,496
American Financial Group, Inc.	240	5,491
State Auto Financial Corp.	180	5,411
Safety Insurance Group, Inc.	140	5,328
Camden Property Trust	170	5,328
Hercules Technology Growth Capital, Inc.	670	5,306
Dollar Financial Corp.*	510	5,253
Harleysville National Corp.	360	5,198
Cogdell Spencer, Inc.	550	5,148
Capital One Financial Corp.	160	5,102
Assurant, Inc.	170	5,100
Sanders Morris Harris Group Inc.	829	4,966
Oriental Financial Group	749	4,531
Huntington Bancshares, Inc.	590	4,519
Associated Estates Realty Corp.	490	4,474
Citigroup, Inc.	660	4,429
Annaly Capital Management, Inc.	260	4,126
Aspen Insurance Holdings Ltd.	170	4,123
Capstead Mortgage Corp.	350	3,770
Chubb Corp.	70	3,570
Peoples Bancorp, Inc.	180	3,443
Wachovia Corp.	610	3,379
Legg Mason, Inc.	150	3,287
WesBanco, Inc.	120	3,265

		MARKET
	SHARES	VALUE

Post Properties, Inc.	190	$3,135
Unitrin, Inc.	180	2,869
International Assets Holding Corp.*	320	2,746
Weingarten Realty Investors	130	2,690
PS Business Parks, Inc.	60	2,680
World Acceptance Corp.*	130	2,569
Citizens & Northern Corp.	130	2,568
CNA Surety Corp.*	130	2,496
PNC Financial Services Group, Inc.	50	2,450
Fidelity National Financial, Inc. — Class A	130	2,308
Extra Space Storage, Inc.	220	2,270
Santander BanCorp	180	2,248
Assured Guaranty Ltd.	190	2,166
MetLife, Inc.	60	2,092
CME Group, Inc.	10	2,081
NYSE Euronext	70	1,917
East-West Bancorp, Inc.	120	1,916
MGIC Investment Corp.	460	1,601
Simon Property Group, Inc.	30	1,594
Evercore Partners, Inc. — Class A	120	1,499
First Financial Holdings, Inc.	60	1,214
UCBH Holdings, Inc.	170	1,170
Knight Capital Group, Inc. — Class A*	70	1,131
Urstadt Biddle Properties, Inc.	70	1,115
Pinnacle Financial Partners, Inc.*	30	894
U.S. Bancorp	30	750
CNA Financial Corp.	40	658
Cedar Shopping Centers, Inc.	80	566
Anworth Mortgage Asset Corp.	70	450
Franklin Street Properties Corp., Inc.	10	148
E*Trade Financial Corp.*	120	138
American International Group, Inc.	70	110

Total Financials		356,805

INFORMATION TECHNOLOGY 14.8%
International Business Machines Corp.	190	15,990
Hewlett-Packard Co.	370	13,427
Microsoft Corp.	540	10,498
Apple, Inc.*	110	9,388
Oracle Corp.*	460	8,156
CA, Inc.	390	7,227
Automatic Data Processing, Inc.	180	7,081
Interwoven, Inc.*	520	6,552
Analog Devices, Inc.	340	6,467
Google, Inc. — Class A*	21	6,461
Parametric Technology Corp.*	490	6,198
Linear Technology Corp.	280	6,194
Alliance Data Systems Corp.*	130	6,049
Symantec Corp.*	440	5,949
Corning, Inc.	620	5,909
CACI International, Inc. — Class A*	130	5,862
Plexus Corp.*	340	5,763
Fidelity National Information Services, Inc.	350	5,694

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Marvell Technology Group Ltd.*	839	$5,596
CommScope, Inc.*	360	5,594
PC-Tel, Inc.	850	5,584
Starent Networks Corp.*	460	5,488
Mantech International Corp. — Class A*	100	5,419
Multi-Fineline Electronix, Inc.*	460	5,377
Diebold, Inc.	190	5,337
TeleCommunication Systems, Inc. — Class A*	620	5,326
Jabil Circuit, Inc.	789	5,326
FactSet Research Systems Inc.	120	5,309
Motorola, Inc.	1,190	5,272
Western Digital Corp.*	460	5,267
Heartland Payment Systems, Inc.	300	5,250
Sohu.com, Inc.*	110	5,207
Silicon Laboratories, Inc.*	210	5,204
i2 Technologies, Inc.*	809	5,170
Transmeta Corp.*	280	5,096
Smith Micro Software, Inc.*	899	4,998
Black Box Corp.	190	4,963
Cisco Systems, Inc.*	300	4,890
United Online, Inc.	800	4,856
Intel Corp.	330	4,838
Radisys Corp.*	849	4,695
Take-Two Interactive Software, Inc.	610	4,612
Amphenol Corp.	190	4,556
Ingram Micro, Inc. — Class A*	330	4,419
Juniper Networks, Inc.*	250	4,377
Skyworks Solutions, Inc.*	749	4,149
Accenture Ltd. — Class A	120	3,935
Affiliated Computer Services, Inc. — Class A*	70	3,216
OSI Systems Inc.*	230	3,185
Bel Fuse, Inc. — Class B	140	2,968
Hughes Communications, Inc.*	170	2,710
Akamai Technologies, Inc.*	170	2,565
Netscout Systems, Inc.*	290	2,500
NCR Corp.*	170	2,404
Harris Corp.	60	2,283
NCI, Inc.*	70	2,109
Computer Sciences Corp.*	50	1,757
MEMC Electronic Materials, Inc.*	120	1,714
Intersil Corp. — Class A	170	1,562
InfoSpace, Inc.	200	1,510
VistaPrint Ltd.*	70	1,303
Teletech Holdings, Inc.*	110	919
SYNNEX Corp.*	70	793
JDS Uniphase Corp.*	110	402
Qualcomm, Inc.	10	358
QLogic Corp.*	10	134

Total Information Technology		319,367

		MARKET
	SHARES	VALUE

HEALTH CARE 13.3%
Abbott Laboratories	240	$12,809
Johnson & Johnson, Inc.	190	11,368
Bristol-Myers Squibb Co.	410	9,532
Eli Lilly & Co.	210	8,457
Baxter International, Inc.	150	8,038
Myriad Genetics, Inc.*	110	7,289
Becton, Dickinson & Co.	100	6,839
AmerisourceBergen Corp.	190	6,775
Pfizer, Inc.	380	6,730
Medco Health Solutions, Inc.*	160	6,706
Express Scripts, Inc.*	120	6,598
Cardinal Health, Inc.	180	6,205
Biogen Idec, Inc.*	130	6,192
Gilead Sciences, Inc.*	120	6,137
Omnicare, Inc.	220	6,107
Celgene Corp.*	110	6,081
Bio-Rad Laboratories, Inc. — Class A*	80	6,025
Viropharma, Inc.*	460	5,989
Thoratec Corp.*	180	5,848
Techne Corp.	90	5,807
Amedisys, Inc.*	140	5,788
Mylan Laboratories, Inc.*	580	5,736
Gen-Probe, Inc.*	130	5,569
Gentiva Health Services, Inc.*	190	5,559
Greatbatch, Inc.*	210	5,557
Pharmaceutical Product Development, Inc.	190	5,512
Teleflex, Inc.	110	5,511
Perrigo Co.	170	5,493
Emergency Medical Services Corp. — Class A*	150	5,491
Hologic, Inc.*	410	5,359
Emergent Biosolutions, Inc.*	200	5,222
Schering-Plough Corp.	300	5,109
Cardiac Science Corp.*	680	5,100
Computer Programs & Systems, Inc.	190	5,092
Warner Chilcott Ltd.*	350	5,075
Genzyme Corp.*	70	4,646
Cephalon, Inc.*	60	4,622
National Healthcare Corp.	90	4,558
Cubist Pharmaceuticals, Inc.*	180	4,349
Conmed Corp.*	170	4,070
Sun Healthcare Group, Inc.*	450	3,982
Healthspring, Inc.*	190	3,794
Hill-Rom Holdings, Inc.	230	3,786
AmSurg Corp.*	150	3,501
Masimo Corp.*	110	3,281
Albany Molecular Research, Inc.*	290	2,825
PDL BioPharma, Inc.	440	2,719
Sepracor, Inc.*	240	2,635
Stryker Corp.	60	2,397
Luminex Corp.*	90	1,922
eResearch Technology, Inc.*	200	1,326
Merck & Company, Inc.	40	1,216

18 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Amgen, Inc.*	20	$1,155
Questcor Pharmaceuticals, Inc.*	120	1,117
Zoll Medical Corp.*	50	944
Quest Diagnostics, Inc.	10	519
Cerner Corp.*	10	385
Par Pharmaceutical Companies, Inc.*	20	268
ArthroCare Corp.*	30	143

Total Health Care		286,865

INDUSTRIALS 11.6%
General Electric Co.	700	11,340
Emerson Electric Co.	210	7,688
Lockheed Martin Corp.	90	7,567
ITT Corporation	160	7,358
Parker Hannifin Corp.	170	7,232
Union Pacific Corp.	150	7,170
Raytheon Co.	140	7,146
Burlington Northern Santa Fe Corp.	90	6,814
Northrop Grumman Corp.	150	6,756
Fluor Corp.	150	6,730
Norfolk Southern Corp.	140	6,587
Regal-Beloit Corp.	170	6,458
Hawaiian Holdings, Inc.*	999	6,374
SkyWest, Inc.	340	6,324
EMCOR Group, Inc.*	280	6,280
URS Corp.*	150	6,116
LMI Aerospace, Inc.*	530	6,026
Timken Co.	300	5,889
Continental Airlines, Inc. — Class B*	320	5,779
ABM Industries, Inc.	300	5,715
Triumph Group, Inc.	130	5,520
Kirby Corp.*	200	5,472
AGCO Corp.*	230	5,426
Federal Signal Corp.	660	5,419
SPX Corp.	130	5,272
Knoll, Inc.	580	5,232
Circor International, Inc.	190	5,225
VSE Corp.	130	5,100
Ennis Inc.	420	5,086
DXP Enterprises, Inc.*	340	4,967
Multi-Color Corp.	300	4,746
CSX Corp.	140	4,546
Dover Corp.	130	4,280
MSC Industrial Direct Co.	110	4,051
Republic Airways Holdings, Inc.*	320	3,414
CH Robinson Worldwide, Inc.	60	3,302
Manitowoc Co., Inc.	380	3,291
Valmont Industries, Inc.	50	3,068
Encore Wire Corp.	160	3,034
Textron, Inc.	200	2,774
GrafTech International Ltd.*	330	2,746
Goodrich Corp.	70	2,591
Comfort Systems USA, Inc.	230	2,452
Flowserve Corp.	40	2,060
Titan International, Inc.	200	1,650

		MARKET
	SHARES	VALUE

Joy Global, Inc.	70	$1,602
Eaton Corp.	30	1,491
AMETEK, Inc.	40	1,208
School Specialty, Inc.*	60	1,147
Sterling Construction Company, Inc.*	60	1,112
Chart Industries, Inc.*	100	1,063
Shaw Group, Inc.*	50	1,024
Tyco International Ltd.	30	648
United Technologies Corp.	10	536
Energy Conversion Devices, Inc.*	20	504
EnerSys*	40	440
TBS International Ltd. — Class A*	40	401
Franklin Electric Company, Inc.	10	281
Genco Shipping & Trading Ltd.	10	148

Total Industrials		249,678

CONSUMER DISCRETIONARY 9.2%
Walt Disney Co.	400	9,076
Time Warner, Inc.	829	8,340
Comcast Corp. — Class A	430	7,258
H&R Block, Inc.	310	7,043
Darden Restaurants, Inc.	240	6,763
Jo-Ann Stores, Inc.*	410	6,351
McDonald’s Corp.	100	6,219
Nike, Inc. — Class B	120	6,120
Polaris Industries, Inc.	210	6,017
Staples, Inc.	330	5,914
Carnival Corp.	240	5,837
Tractor Supply Co.*	160	5,782
DeVry, Inc.	100	5,741
Family Dollar Stores, Inc.	220	5,735
Petsmart, Inc.	310	5,720
Ross Stores, Inc.	190	5,649
Polo Ralph Lauren Corp.	120	5,449
Omnicom Group, Inc.	190	5,115
Unifirst Corp.	170	5,047
P.F. Chang’s China Bistro, Inc.*	240	5,026
Core-Mark Holding Company, Inc.*	230	4,950
Johnson Controls, Inc.	270	4,903
Foot Locker, Inc.	650	4,771
DineEquity, Inc.	400	4,624
Genuine Parts Co.	120	4,543
Fred’s, Inc.	420	4,519
Fuqi International, Inc.*	690	4,319
TJX Companies, Inc.	170	3,497
Amazon.com, Inc.*	60	3,077
Genesco, Inc.*	170	2,876
True Religion Apparel, Inc.*	230	2,861
Kenneth Cole Productions, Inc. — Class A	390	2,761
Harman International Industries, Inc.	160	2,677
Pulte Homes, Inc.	230	2,514
Collective Brands, Inc.*	190	2,227
DIRECTV Group, Inc.*	90	2,062
Gaylord Entertainment Co.*	180	1,951

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Tupperware Brands Corp.	80	$1,816
Life Time Fitness, Inc.*	140	1,813
Citi Trends, Inc.*	120	1,766
Apollo Group, Inc. — Class A*	20	1,532
Exide Technologies*	240	1,270
Whirlpool Corp.	30	1,241
Brookfield Homes Corp.	220	950
Best Buy Company, Inc.	30	843
Finish Line, Inc. — Class A	140	784
Stage Stores, Inc.	90	743
priceline.com, Inc.*	10	737
Fuel Systems Solutions, Inc.*	20	655
Group 1 Automotive, Inc.	60	646
WMS Industries, Inc.*	10	269
Wolverine World Wide, Inc.	10	210

Total Consumer Discretionary		198,609

ENERGY 8.4%
Exxon Mobil Corp.	451	36,003
Chevron Corp.	210	15,534
Murphy Oil Corp.	170	7,539
Noble Corp.	290	6,406
Transocean Ltd.*	130	6,142
Plains Exploration & Production Co.*	260	6,042
World Fuel Services Corp.	160	5,920
Diamond Offshore Drilling, Inc.	100	5,894
Nordic American Tanker Shipping	170	5,738
Overseas Shipholding Group, Inc.	130	5,474
Frontline Ltd.	180	5,330
Peabody Energy Corp.	230	5,233
Williams Companies, Inc.	340	4,923
Delek US Holdings, Inc.	919	4,862
Hornbeck Offshore Services, Inc.*	270	4,412
Southwestern Energy Co.*	150	4,346
Valero Energy Corp.	200	4,328
Alpha Natural Resources, Inc.*	240	3,886
Massey Energy Co.	280	3,861
Arch Coal, Inc.	230	3,747
ConocoPhillips	70	3,626
Chesapeake Energy Corp.	220	3,557
Schlumberger Ltd.	80	3,386
Whiting Petroleum Corp.*	100	3,346
McMoRan Exploration Co.*	340	3,332
Mariner Energy, Inc.*	300	3,060
Pioneer Drilling Co.*	470	2,618
ENSCO International, Inc.	80	2,271
Oil States International, Inc.*	110	2,056
Willbros Group, Inc.*	230	1,948
Cimarex Energy Co.	70	1,875
Tesoro Corp.	120	1,580
Swift Energy Co.*	90	1,513
Encore Acquisition Co.*	20	510
Superior Well Services, Inc.*	10	100

Total Energy		180,398

		MARKET
	SHARES	VALUE

CONSUMER STAPLES 6.9%
Procter & Gamble Co.	300	$18,546
Wal-Mart Stores, Inc.	190	10,652
Altria Group, Inc.	490	7,379
Bunge Ltd.	140	7,248
Costco Wholesale Corp.	130	6,825
Archer-Daniels-Midland Co.	230	6,631
Kroger Co.	240	6,338
TreeHouse Foods, Inc.*	220	5,993
Nash Finch Co.	130	5,836
Chiquita Brands International, Inc.*	390	5,764
Central Garden and Pet Co. — Class A*	960	5,664
Pantry, Inc.*	260	5,577
Cal-Maine Foods, Inc.	190	5,453
Coca-Cola Co.	120	5,432
Zhongpin, Inc.*	450	5,400
PepsiAmericas, Inc.	260	5,294
Philip Morris International, Inc.	120	5,221
Calavo Growers, Inc.	440	5,060
Tyson Foods, Inc. — Class A	560	4,906
Susser Holdings Corp.*	330	4,386
PepsiCo, Inc.	70	3,834
Coca-Cola Bottling Company Consolidated	80	3,677
Village Super Market	60	3,443
Sysco Corp.	110	2,523
China Sky One Medical, Inc.*	60	959
Nu Skin Enterprises, Inc.	60	626
Spectrum Brands, Inc.*	190	17

Total Consumer Staples		148,684

UTILITIES 5.3%
NRG Energy, Inc.*	299	6,976
DTE Energy Co.	189	6,742
Entergy Corp.	80	6,650
Northeast Utilities	260	6,255
CenterPoint Energy, Inc.	490	6,184
CH Energy Group, Inc.	120	6,167
Reliant Energy, Inc.*	1,019	5,890
Unisource Energy Corp.	200	5,872
NorthWestern Corp.	250	5,867
Oneok, Inc.	200	5,824
Central Vermont Public Service Corp.	240	5,726
OGE Energy Corp.	220	5,671
UGI Corp.	230	5,617
Great Plains Energy, Inc.	290	5,606
Atmos Energy Corp.	230	5,451
Pepco Holdings, Inc.	300	5,328
Vectren Corp.	210	5,252
CMS Energy Corp.	490	4,954
Alliant Energy Corp.	140	4,085
Questar Corp.	40	1,308
AES Corp.*	120	989
NV Energy, Inc.	99	979

20 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     MULTI-CAP CORE EQUITY FUND

		MARKET
	SHARES	VALUE

Avista Corp.	50	$969
PNM Resources, Inc.	50	504
Dynegy Inc.*	69	138

Total Utilities		115,004

MATERIALS 3.9%
Innophos Holdings, Inc.	350	6,933
International Paper Co.	510	6,018
Bway Holding Co.*	740	5,890
Celanese Corp.	440	5,469
A. Schulman, Inc.	320	5,440
Cabot Corp.	350	5,355
Glatfelter	570	5,301
Compass Minerals International, Inc.	90	5,279
Stepan Co.	110	5,169
Schweitzer-Mauduit International, Inc.	230	4,605
Greif, Inc. — Class A	130	4,346
United States Steel Corp.	90	3,348
The Mosaic Co.	90	3,114
Steel Dynamics, Inc.	240	2,683
Ashland, Inc.	230	2,417
Koppers Holdings, Inc.	90	1,946
Eastman Chemical Co.	60	1,903
OM Group, Inc.*	90	1,900
CF Industries Holdings, Inc.	30	1,475
AK Steel Holding Corp.	140	1,305
Huntsman Corp.	320	1,101
Terra Industries, Inc.	50	834
Owens-Illinois, Inc.*	30	820
Cliffs Natural Resources Inc	30	768
Intrepid Potash, Inc.*	10	208

Total Materials		83,627

TELECOMMUNICATION SERVICES 2.2%
AT&T, Inc.	480	13,680
Verizon Communications, Inc.	360	12,204
Embarq Corp.	190	6,832
Syniverse Holdings, Inc.*	550	6,567
Shenandoah Telecommunications Co.	200	5,610
NII Holdings, Inc. — Class B*	160	2,909

Total Telecommunication Services		47,802

Total Common Stocks
(Cost $2,032,366)		1,986,839

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 6.5%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$36,127	$36,127
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	36,127	36,127
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	36,127	36,127
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	32,607	32,607

Total Repurchase Agreements (Cost $140,988)		140,988

Total Investments 98.7% (Cost $2,173,354)		$2,127,827

Other Assets in Excess of Liabilities – 1.3%		$28,425

Net Assets – 100.0%		$2,156,252

		Unrealized
	Contracts	Gain

FUTURES CONTRACTS PURCHASED
March 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $53,430)	1	$2,345
March 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $49,300)	1	1,038
March 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $45,025)	1	758

(Total Aggregate Market Value of Contracts $147,755)		$4,141

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS
December 31, 2008
     SECTOR ROTATION FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 97.9%

CONSUMER STAPLES 25.6%
Procter & Gamble Co.	44,900	$2,775,718
Wal-Mart Stores, Inc.	34,000	1,906,040
Unilever NV	48,916	1,200,888
Colgate-Palmolive Co.	17,300	1,185,742
Kraft Foods, Inc.	43,617	1,171,117
Kimberly-Clark Corp.	18,052	952,063
CVS Caremark Corp.	27,000	775,980
Clorox Co.	10,731	596,214
General Mills, Inc.	9,800	595,350
Walgreen Co.	23,300	574,811
Costco Wholesale Corp.	10,800	567,000
Kroger Co.	20,400	538,764
Archer-Daniels-Midland Co.	18,600	536,238
Kellogg Co.	11,200	491,120
Safeway, Inc.	17,700	420,729
Sysco Corp.	17,900	410,626
Church & Dwight Company, Inc.	7,061	396,263
Cadbury PLC — SP ADR	9,914	353,632
H.J. Heinz Co.	9,100	342,160
Energizer Holdings, Inc.*	5,900	319,426
Campbell Soup Co.	10,634	319,126
ConAgra Foods, Inc.	13,100	216,150
Sara Lee Corp.	20,500	200,695
Bunge Ltd.	3,700	191,549
SUPERVALU, INC.	12,600	183,960
BJ’s Wholesale Club, Inc.*	5,200	178,152
Hershey Co.	4,900	170,226
Ruddick Corp.	5,100	141,015
WD-40 Co.	4,831	136,669
Winn-Dixie Stores, Inc.*	8,000	128,800
Hormel Foods Corp.	4,057	126,092
Casey’s General Stores, Inc.	5,500	125,235
McCormick & Company, Inc.	3,600	114,696
Whole Foods Market, Inc.	11,000	103,840
United Natural Foods, Inc.*	5,700	101,574

Total Consumer Staples		18,547,660

HEALTH CARE 24.2%
Genentech, Inc.*	26,600	2,205,406
Amgen, Inc.*	31,300	1,807,575
Gilead Sciences, Inc.*	32,600	1,667,164
Celgene Corp.*	20,400	1,127,712
Genzyme Corp.*	14,500	962,365
Biogen Idec, Inc.*	18,600	885,918
Johnson & Johnson, Inc.	10,600	634,198
Novartis AG — SP ADR	11,400	567,264
Cephalon, Inc.*	7,200	554,688
Pfizer, Inc.	30,500	540,155
Vertex Pharmaceuticals, Inc.*	16,900	513,422
GlaxoSmithKline PLC — SP ADR	13,000	484,510

		MARKET
	SHARES	VALUE

Sanofi-Aventis — SP ADR	14,400	$463,104
Abbott Laboratories	8,400	448,308
Merck & Company, Inc.	13,500	410,400
Myriad Genetics, Inc.*	6,100	404,186
AstraZeneca PLC — SP ADR	9,300	381,579
Alexion Pharmaceuticals, Inc.*	10,400	376,376
OSI Pharmaceuticals, Inc.*	9,000	351,450
Wyeth	9,300	348,843
Onyx Pharmaceuticals, Inc.*	10,100	345,016
Eli Lilly & Co.	8,500	342,295
Bristol-Myers Squibb Co.	14,300	332,475
BioMarin Pharmaceuticals, Inc.*	17,800	316,840
Teva Pharmaceutical Industries Ltd. — SP ADR	6,700	285,219
Schering-Plough Corp.	15,000	255,450
United Therapeutics Corp.*	3,700	231,435
Allergan, Inc.	4,500	181,440
Shire PLC — SP ADR	3,200	143,296

Total Health Care		17,568,089

UTILITIES 16.0%
Questar Corp.	22,145	723,920
Equitable Resources, Inc.	19,863	666,404
Dominion Resources, Inc.	17,010	609,638
Public Service Enterprise Group, Inc.	17,994	524,885
PG&E Corp.	13,203	511,088
Oneok, Inc.	16,515	480,917
UGI Corp.	19,306	471,453
AGL Resources, Inc.	14,406	451,628
Sempra Energy	10,145	432,481
Piedmont Natural Gas Co.	13,526	428,368
Consolidated Edison, Inc.	10,976	427,296
National Fuel Gas Co.	13,474	422,140
Atmos Energy Corp.	17,615	417,476
Energen Corp.	13,612	399,240
Xcel Energy, Inc.	21,100	391,405
New Jersey Resources Corp.	9,912	390,037
WGL Holdings, Inc.	11,643	380,610
Ameren Corp.	10,851	360,904
DTE Energy Co.	8,943	318,997
Nicor, Inc.	9,052	314,466
Northwest Natural Gas Co.	6,746	298,376
Wisconsin Energy Corp.	7,010	294,280
CenterPoint Energy, Inc.	22,504	284,000
NSTAR	7,720	281,703
SCANA Corp.	7,819	278,356
Laclede Group, Inc.	5,899	276,309
Puget Energy, Inc.	9,007	245,621
Integrys Energy Group, Inc.	5,645	242,622
Alliant Energy Corp.	8,189	238,955

Total Utilities		11,563,575

22 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     SECTOR ROTATION FUND

		MARKET
	SHARES	VALUE

CONSUMER DISCRETIONARY 15.8%
Apollo Group, Inc. — Class A*	23,300	$1,785,246
H&R Block, Inc.	65,899	1,497,225
DeVry, Inc.	17,900	1,027,639
ITT Educational Services, Inc.*	10,500	997,290
Strayer Education, Inc.	4,100	879,081
Weight Watchers International, Inc.	26,500	779,630
Career Education Corp.*	36,099	647,616
Corinthian Colleges, Inc.*	37,100	607,327
Service Corporation International	109,499	544,210
Capella Education Co.*	8,899	522,905
Hillenbrand, Inc.	31,202	520,450
Matthews International Corp. — Class A	14,099	517,151
American Public Education, Inc.*	10,600	394,214
Sotheby’s	42,500	377,825
K12 Inc.*	20,093	376,744

Total Consumer Discretionary		11,474,553

TELECOMMUNICATION SERVICES 8.2%
AT&T, Inc.	55,100	1,570,350
Verizon Communications, Inc.	35,900	1,217,010
Deutsche Telekom AG — SP ADR	68,400	1,046,520
Qwest Communications International, Inc.	88,200	321,048
Embarq Corp.	7,700	276,892
Windstream Corp.	27,100	249,320
Tele Norte Leste Participacoes SA — ADR	16,200	225,504
Frontier Communications Corp.	22,900	200,146
CenturyTel, Inc.	7,100	194,043
tw telecom Inc.*	16,900	143,143
NTELOS Holdings Corp.	5,000	123,300
Level 3 Communications, Inc.*	158,300	110,810
Cbeyond, Inc.*	5,000	79,900
Global Crossing*	10,000	79,400
Iowa Telecommunications Services, Inc.	5,300	75,684

Total Telecommunication Services		5,913,070

		MARKET
	SHARES	VALUE

INDUSTRIALS 8.1%
Delta Air Lines, Inc.*	86,684	$993,399
Southwest Airlines Co.	103,838	895,084
AMR Corp.*	56,211	599,771
Continental Airlines, Inc. — Class B*	27,459	495,910
JetBlue Airways Corp.*	69,649	494,508
UAL Corp.	38,000	418,760
SkyWest, Inc.	19,599	364,541
Alaska Air Group, Inc.*	12,250	358,312
Allegiant Travel Co.*	7,075	343,633
Copa Holdings SA	10,911	330,822
US Airways Group, Inc.*	42,503	328,548
AirTran Holdings, Inc.*	54,971	244,071

Total Industrials		5,867,359

Total Common Stocks (Cost $70,409,983)		70,934,306

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.3%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$929,453	929,453

Total Repurchase Agreement (Cost $929,453)		929,453

Total Investments 99.2% (Cost $71,339,436)		$71,863,759

Other Assets in Excess of Liabilities – 0.8%		$575,020

Net Assets – 100.0%		$72,438,779

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

ADR — American Depository Receipt.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 34.5%

FINANCIALS 9.0%
Sovereign Bancorp, Inc.*	127,180	$378,995
Wachovia Corp.	53,130	294,340
Nationwide Financial Services, Inc.	5,600	292,376
Merrill Lynch & Co., Inc.	24,380	283,783
National City Corp.	147,930	267,753
Castlepoint Holdings Ltd.	14,870	201,637
Hanover Insurance Group, Inc.	1,970	84,651
Travelers Companies, Inc.	1,800	81,360
Arthur J. Gallagher & Co.	2,510	65,034
Aon Corp.	1,330	60,754
Annaly Capital Management, Inc.	3,490	55,386
Transatlantic Holdings, Inc.	1,350	54,081
MetLife, Inc.	1,430	49,850
JPMorgan Chase & Co.	1,540	48,556
Nationwide Health Properties, Inc.	1,450	41,644
People’s United Financial, Inc.	2,090	37,265
Chubb Corp.	570	29,070
ACE Ltd.§	500	26,460
Capital One Financial Corp.	820	26,150
Goldman Sachs Group, Inc.	300	25,317
Ameriprise Financial, Inc.	990	23,126
ProLogis	1,620	22,502
Invesco Ltd.	1,550	22,382
Allstate Corp.	660	21,622
HCP, Inc.	760	21,105
Valley National Bancorp	990	20,047
NYSE Euronext	730	19,987
Genpact Ltd.*	2,430	19,975
Axis Capital Holdings Ltd.	670	19,510
Allied World Assurance Company Holdings Ltd	460	18,676
PartnerRe Ltd.	250	17,817
W.R. Berkley Corp.	540	16,740
Waddell & Reed Financial, Inc. — Class A	910	14,069
Charles Schwab Corp.	850	13,744
IntercontinentalExchange, Inc.*	160	13,190
Everest Re Group Ltd.	170	12,944
Jones Lang LaSalle, Inc.	450	12,465
Prudential Financial, Inc.	400	12,104
Cincinnati Financial Corp.	410	11,919
CB Richard Ellis Group, Inc. — Class A*	2,750	11,880
Macerich Co.	640	11,622
Host Hotels & Resorts, Inc.	1,530	11,582
Unum Group	610	11,346
Federated Investors, Inc. — Class B	570	9,667
State Street Corp.	220	8,653
Protective Life Corp.	580	8,323
Comerica, Inc.	410	8,139
AmeriCredit Corp.*	1,029	7,862
Webster Financial Corp.	540	7,441

		MARKET
	SHARES	VALUE

Assurant, Inc.	230	$6,900
American Financial Group, Inc.	300	6,864
Stancorp Financial Group, Inc.	160	6,683
Janus Capital Group, Inc.	820	6,585
Hartford Financial Services Group, Inc.	390	6,404
Principal Financial Group, Inc.	250	5,643
SunTrust Banks, Inc.	190	5,613
Hospitality Properties Trust	370	5,502
Regions Financial Corp.	690	5,492
TD Ameritrade Holding Corp.*	370	5,273
Loews Corp.	170	4,803
CBL & Associates Properties, Inc.	670	4,355
CME Group, Inc.	20	4,162
Lincoln National Corp.	220	4,145
iStar Financial Inc.	1,840	4,103
Genworth Financial, Inc. — Class A	1,370	3,877
American Capital Ltd.	1,190	3,856
SEI Investments Co.	220	3,456
Developers Diversified Realty Corp.	690	3,367
American International Group, Inc.	2,090	3,281
Affiliated Managers Group, Inc.*	70	2,934
SL Green Realty Corp.	100	2,590
CIT Group, Inc.	520	2,361
Aircastle Ltd.	470	2,247
Boston Properties, Inc.	40	2,200
General Growth Properties, Inc.	1,580	2,038
Legg Mason, Inc.	70	1,534
First Marblehead Corp.*	1,110	1,432
Discover Financial Services	140	1,334
AvalonBay Communities, Inc.	20	1,212
Taubman Centers, Inc.	40	1,018
BB&T Corp.	30	824
American National Insurance Co.	10	737
CNA Financial Corp.	40	658
XL Capital Ltd.	110	407
East-West Bancorp, Inc.	10	160
Eaton Vance Corp.	1	21
TFS Financial Corp	1	13

Total Financials		2,958,985

HEALTH CARE 5.7%
Genentech, Inc.*§	3,670	304,280
Datascope Corp.§	5,640	294,634
Mentor Corp.§	4,910	151,866
Teva Pharmaceutical Industries Ltd. — SP ADR§	2,599	110,639
Perrigo Co.§	2,590	83,683
C.R. Bard, Inc.§	990	83,417
King Pharmaceuticals, Inc.*§	5,250	55,755
Celgene Corp.*§	930	51,410
LifePoint Hospitals, Inc.*§	1,980	45,223
Thermo Fisher Scientific, Inc.*§	1,280	43,610
Hill-Rom Holdings, Inc.§	2,530	41,644
Life Technologies Corp.*	1,704	39,720
WellPoint, Inc.*§	860	36,232

24 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

AmerisourceBergen Corp.§	920	$32,807
ResMed, Inc.*§	870	32,608
Lincare Holdings, Inc.*§	1,160	31,239
Forest Laboratories, Inc.*§	1,210	30,819
Millipore Corp.*§	560	28,851
Universal Health Services, Inc. — Class B§	750	28,177
Cardinal Health, Inc.§	710	24,474
Baxter International, Inc.§	400	21,436
Charles River Laboratories International, Inc.*§	800	20,960
Biogen Idec, Inc.*§	440	20,957
UnitedHealth Group, Inc.	771	20,509
Vertex Pharmaceuticals, Inc.*§	640	19,443
DENTSPLY International, Inc.§	670	18,921
Amgen, Inc.*	280	16,170
Aetna, Inc.	500	14,250
Humana, Inc.*	370	13,794
Health Net, Inc.*	1,100	11,979
Kinetic Concepts, Inc.*	590	11,316
Inverness Medical Innovations, Inc.*	590	11,157
Beckman Coulter, Inc.§	240	10,546
Intuitive Surgical, Inc.*§	70	8,889
Coventry Health Care, Inc.*	581	8,645
Abraxis BioScience, Inc.*§	128	8,438
CIGNA Corp.	480	8,088
Zimmer Holdings, Inc.*§	200	8,084
Community Health Systems, Inc.*§	500	7,290
Inverness Medical Innovations*	50	6,124
Pediatrix Medical Group, Inc.*	190	6,023
Endo Pharmaceuticals Holdings, Inc.*§	230	5,952
Brookdale Senior Living, Inc.	1,010	5,636
Johnson & Johnson, Inc.§	90	5,385
Novartis AG — SP ADR§	100	4,976
Wyeth§	130	4,876
McKesson Corp.	110	4,260
Sanofi-Aventis — SP ADR§	130	4,181
GlaxoSmithKline PLC — SP ADR§	110	4,100
Myriad Genetics, Inc.*§	60	3,976
Abbott Laboratories§	70	3,736
AstraZeneca PLC — SP ADR§	80	3,282
Alexion Pharmaceuticals, Inc.*§	90	3,257
OSI Pharmaceuticals, Inc.*§	80	3,124
Onyx Pharmaceuticals, Inc.*§	90	3,074
Bristol-Myers Squibb Co.§	130	3,023
Eli Lilly & Co.	70	2,819
United Therapeutics Corp.*§	30	1,877
Quest Diagnostics, Inc.§	30	1,557
Shire PLC — SP ADR§	30	1,343
BioMarin Pharmaceuticals, Inc.*	1	18

Total Health Care		1,894,559

UTILITIES 4.0%
Constellation Energy Group, Inc.	11,610	291,295
Puget Energy, Inc.§	10,560	287,971

		MARKET
	SHARES	VALUE

Pepco Holdings, Inc.§	4,910	$87,202
American Water Works Company, Inc.§	3,850	80,388
DPL, Inc.§	3,340	76,286
UGI Corp.§	3,030	73,993
Pinnacle West Capital Corp.	1,690	54,300
Alliant Energy Corp.	1,840	53,691
Atmos Energy Corp.	1,720	40,764
AES Corp.*	3,750	30,900
DTE Energy Co.§	850	30,319
Great Plains Energy, Inc.§	1,550	29,961
TECO Energy, Inc.§	1,930	23,835
National Fuel Gas Co.§	740	23,184
NV Energy, Inc.	2,310	22,846
Edison International	560	17,987
PG&E Corp.§	461	17,845
Mirant Corp.*	740	13,964
SCANA Corp.§	290	10,324
Oneok, Inc.§	330	9,610
Questar Corp.§	190	6,211
Dominion Resources, Inc.§	150	5,376
Energen Corp.§	170	4,986
AGL Resources, Inc.§	130	4,076
Consolidated Edison, Inc.	100	3,893
Sempra Energy§	90	3,837
Piedmont Natural Gas Co.§	120	3,800
New Jersey Resources Corp.§	90	3,542
WGL Holdings, Inc.§	100	3,269
Nicor, Inc.§	80	2,779
Northwest Natural Gas Co.§	60	2,654
Laclede Group, Inc.§	50	2,342
Integrys Energy Group, Inc.§	50	2,149
Wisconsin Energy Corp.§	50	2,099
Public Service Enterprise Group, Inc.§	20	583
Exelon Corp.§	10	556
Equitable Resources, Inc.	1	34
PPL Corp.§	1	31
Reliant Energy, Inc.*	3	17

Total Utilities		1,328,899

CONSUMER DISCRETIONARY 3.5%
Landry’s Restaurants, Inc.§	24,865	288,434
DreamWorks Animation SKG, Inc. — Class A*§	3,370	85,126
DIRECTV Group, Inc.*§	2,700	61,857
Hasbro, Inc.§	2,070	60,382
Burger King Holdings, Inc.§	1,750	41,790
Regal Entertainment Group — Class A§	3,920	40,023
DeVry, Inc.§	660	37,891
Comcast Corp. — Class A§	2,080	35,110
HSN, Inc.*§	4,300	31,261
RadioShack Corp.§	1,790	21,373
John Wiley & Sons, Inc. — Class A§	600	21,348
The Gap, Inc.§	1,350	18,076
VF Corp.§	330	18,074

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Time Warner, Inc.§	1,760	$17,706
Weight Watchers International, Inc.§	590	17,358
Liberty Media Corp — Capital*	3,680	17,333
Tiffany & Co.§	730	17,250
Liberty Global, Inc. — Class A*§	960	15,283
Mohawk Industries, Inc.*§	340	14,610
Dick’s Sporting Goods, Inc.*§	950	13,404
Carnival Corp.§	520	12,646
Centex Corp.§	1,170	12,449
Amazon.com, Inc.*§	220	11,282
Interval Leisure Group, Inc.*§	1,810	9,756
Service Corporation International§	1,830	9,095
Royal Caribbean Cruises Ltd.	660	9,075
Garmin Ltd.	460	8,818
Ticketmaster Entertainment, Inc.*§	1,360	8,731
BorgWarner, Inc.§	400	8,708
D.R. Horton, Inc.	1,180	8,343
Petsmart, Inc.§	440	8,118
Whirlpool Corp.§	180	7,443
Central European Media Enterprises Ltd. — Class A*§	340	7,385
Expedia, Inc.*§	881	7,259
Autoliv, Inc.§	320	6,867
Penske Auto Group, Inc.§	870	6,682
priceline.com, Inc.*§	90	6,629
J.C. Penney Company, Inc.§	330	6,501
CBS Corp.	760	6,224
Gannett Co., Inc.	750	6,000
Barnes & Noble, Inc.§	400	6,000
Big Lots, Inc.*§	410	5,941
Clear Channel Outdoor Holdings, Inc. — Class A*	960	5,904
Corinthian Colleges, Inc.*§	330	5,402
CTC Media, Inc.*§	1,090	5,232
Snap-On, Inc.§	130	5,119
Liberty Media Corp — Interactive*	1,520	4,742
Capella Education Co.*§	80	4,701
Hillenbrand, Inc.§	280	4,670
TRW Automotive Holdings Corp.*	1,280	4,608
Urban Outfitters, Inc.*§	300	4,494
Matthews International Corp. — Class A§	120	4,402
Abercrombie & Fitch Co. — Class A	190	4,383
AnnTaylor Stores Corp.*	700	4,039
Meredith Corp.	230	3,938
K12 Inc.*§	180	3,375
American Public Education, Inc.*§	90	3,347
Sotheby’s§	370	3,289
OfficeMax Inc.	390	2,980
ITT Educational Services, Inc.*§	30	2,849
Williams-Sonoma, Inc.	360	2,830
Phillips-Van Heusen Corp.§	100	2,013
Chipotle Mexican Grill, Inc. — Class A*	30	1,859
Sears Holdings Corp.*	40	1,555

		MARKET
	SHARES	VALUE

O’Reilly Automotive, Inc.*§	50	$1,537
Harman International Industries, Inc.	70	1,171
Orient-Express Hotels Ltd. — Class A	150	1,149
KB HOME	80	1,090
Chico’s FAS, Inc.*	220	920
News Corp. — Class A§	60	545
RH Donnelley Corp.*	80	30

Total Consumer Discretionary		1,145,814

INFORMATION TECHNOLOGY 2.7%
NDS Group PLC — SP ADR*§	5,856	335,783
Synopsys, Inc.*§	3,860	71,487
Applied Materials, Inc.§	3,260	33,024
Cypress Semiconductor Corp.*§	6,400	28,608
Jabil Circuit, Inc.	3,730	25,177
BMC Software, Inc.*§	900	24,219
Activision Blizzard Inc.*§	2,500	21,600
WebMD Health Corp.*§	900	21,231
Zebra Technologies Corp. — Class A*§	1,030	20,868
National Instruments Corp.§	800	19,488
Computer Sciences Corp.*§	540	18,976
Western Digital Corp.*§	1,590	18,206
Arrow Electronics, Inc.*	830	15,637
EchoStar Corp. — Class A*§	1,050	15,614
Hewlett-Packard Co.§	430	15,605
Ingram Micro, Inc. — Class A*§	1,070	14,327
Apple, Inc.*§	160	13,656
Seagate Technology	2,920	12,936
MEMC Electronic Materials, Inc.*§	900	12,852
Affiliated Computer Services, Inc. — Class A*§	260	11,947
Nvidia Corp.*	1,461	11,790
Avnet, Inc.*§	640	11,654
Xerox Corp.	1,450	11,557
Vishay Intertechnology, Inc.*	3,350	11,457
CommScope, Inc.*§	710	11,033
Fidelity National Information Services, Inc.§	670	10,901
Novellus Systems, Inc.*§	830	10,242
EMC Corp*§	900	9,423
Cadence Design Systems, Inc.*	2,570	9,406
Fairchild Semiconductor International, Inc.*	1,350	6,602
Sun Microsystems, Inc.*	1,630	6,227
Intersil Corp. — Class A§	670	6,157
Micron Technology, Inc.*	1,980	5,227
Convergys Corp.*	730	4,679
SanDisk Corp.*	480	4,608
VMware, Inc.*	180	4,264
Acxiom Corp.	463	3,755
KLA-Tencor Corp.	141	3,072
Molex, Inc.§	190	2,753
ADC Telecommunications, Inc.*	470	2,571
Broadridge Financial Solutions, Inc.§	190	2,383

26 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Lender Processing Services, Inc.§	80	$2,356
Lexmark International, Inc.*	80	2,152
ANSYS, Inc.*§	60	1,673
Corning, Inc.	130	1,239
Amphenol Corp.§	50	1,199
Ciena Corp.*§	121	811
NCR Corp.*	2	28
Lam Research Corp.*	1	21

Total Information Technology		910,481

CONSUMER STAPLES 2.6%
UST, Inc.§	4,090	283,764
BJ’s Wholesale Club, Inc.*§	2,370	81,196
Alberto-Culver Co.	2,690	65,932
Del Monte Foods Co.	6,220	44,411
Church & Dwight Co., Inc.§	740	41,529
Herbalife Ltd.§	1,520	32,954
PepsiAmericas, Inc.§	1,480	30,133
Procter & Gamble Co.§	400	24,728
Dr Pepper Snapple Group, Inc.*§	1,400	22,750
SUPERVALU, INC.	1,260	18,396
Hansen Natural Corp.*§	540	18,106
Safeway, Inc.	760	18,065
Wal-Mart Stores, Inc.§	300	16,818
NBTY, Inc.*§	960	15,024
Bunge Ltd.§	270	13,978
Reynolds American, Inc.§	340	13,705
Pepsi Bottling Group, Inc.§	560	12,606
Bare Escentuals, Inc.*	2,380	12,447
Unilever NV§	430	10,556
Kraft Foods, Inc.§	330	8,860
Kimberly-Clark Corp.§	160	8,438
Molson Coors Brewing Co. — Class B§	170	8,316
Coca-Cola Enterprises, Inc.	660	7,940
CVS Caremark Corp.§	240	6,898
Costco Wholesale Corp.§	100	5,250
Walgreen Co.	200	4,934
General Mills, Inc.§	80	4,860
Kroger Co.§	180	4,754
Kellogg Co.§	100	4,385
Corn Products International, Inc.§	130	3,751
Sysco Corp.§	160	3,670
Cadbury PLC — SP ADR§	90	3,210
H.J. Heinz Co.§	80	3,008
Energizer Holdings, Inc.*	50	2,707
Whole Foods Market, Inc.	180	1,699
Casey’s General Stores, Inc.§	50	1,139
WD-40 Co.§	40	1,132
Winn-Dixie Stores, Inc.*§	70	1,127
Ruddick Corp.§	40	1,106
McCormick & Co., Inc.§	31	988
Hormel Foods Corp.	30	932
United Natural Foods, Inc.*§	50	891
Clorox Co.	10	556
Tyson Foods, Inc. — Class A	20	175

		MARKET
	SHARES	VALUE

ConAgra Foods, Inc.	2	$33
Archer-Daniels-Midland Co.§	1	29

Total Consumer Staples		867,886

INDUSTRIALS 2.3%
Republic Services, Inc.§	6,844	169,663
Brink’s Co.§	2,880	77,414
Iron Mountain, Inc.*	2,771	68,527
Southwest Airlines Co.	4,620	39,824
Alliant Techsystems, Inc.*§	360	30,874
Hubbell, Inc. — Class B§	710	23,203
Trinity Industries, Inc.§	1,250	19,700
Flowserve Corp.§	340	17,510
AMR Corp.*	1,530	16,325
Continental Airlines, Inc. — Class B*	890	16,073
Ryder System, Inc.§	400	15,512
Quanta Services, Inc.*§	680	13,464
SPX Corp.§	330	13,381
Valmont Industries, Inc.§	200	12,272
Timken Co.§	620	12,171
United Rentals, Inc.*	1,331	12,139
Fluor Corp.§	250	11,217
Carlisle Companies, Inc.§	510	10,557
Northrop Grumman Corp.§	230	10,359
McDermott International, Inc.*§	1,030	10,176
Precision Castparts Corp.§	170	10,112
WESCO International, Inc.*	480	9,230
Deere & Co.§	240	9,197
Thomas & Betts Corporation*	380	9,128
Manitowoc Co., Inc.§	1,020	8,833
Delta Air Lines, Inc.*	730	8,366
Bucyrus International, Inc.§	440	8,149
General Cable Corp.*§	420	7,430
Hertz Global Holdings, Inc.*	1,420	7,199
GATX Corp.§	230	7,123
Steelcase, Inc. — Class A§	1,180	6,632
Boeing Co.	140	5,974
UAL Corp.§	530	5,841
Terex Corp.*	320	5,542
Avis Budget Group, Inc.*	7,560	5,292
Manpower, Inc.§	140	4,759
JetBlue Airways Corp.*	600	4,260
Copa Holdings SA§	140	4,245
Caterpillar, Inc.§	90	4,020
US Airways Group, Inc.*	510	3,942
Textron, Inc.	260	3,606
Alaska Air Group, Inc.*	110	3,218
SkyWest, Inc.	170	3,162
Allegiant Travel Co.*	60	2,914
Foster Wheeler Ltd.*§	110	2,572
Oshkosh Corp.	241	2,142
AirTran Holdings, Inc.*	480	2,131
Kansas City Southern*§	100	1,905
Kennametal, Inc.§	50	1,110
Eaton Corp.	10	497
Kirby Corp.*§	10	274

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

General Electric Co.	10	$162
Spirit AeroSystems Holdings, Inc. —
Class A*	10	102
Stericycle, Inc.*§	1	52
Shaw Group, Inc.*	1	20
KBR, Inc.§	1	15

Total Industrials		759,517

TELECOMMUNICATION SERVICES 2.0%
Embarq Corp.§	9,650	347,014
Centennial Communications
Corp.*§	13,920	112,195
MetroPCS Communications, Inc.*§	3,570	53,014
Verizon Communications, Inc.§	1,000	33,900
Qwest Communications
International, Inc.§	7,130	25,953
American Tower Corp. — Class A*§	860	25,215
AT&T, Inc.§	580	16,530
U.S. Cellular Corp.*§	300	12,972
Deutsche Telekom AG — SP ADR§	600	9,180
NII Holdings, Inc. — Class B*	350	6,363
Windstream Corp.§	240	2,208
Tele Norte Leste Participacoes
SA — ADR§	140	1,949
Frontier Communications Corp.§	200	1,748
tw telecom Inc.*§	150	1,271
NTELOS Holdings Corp.§	50	1,233
Level 3 Communications, Inc.*	1,400	980
Cbeyond, Inc.*§	50	799
Global Crossing*§	90	715
Iowa Telecommunications Services,
Inc.§	50	714
Telephone & Data Systems, Inc.	10	318

Total Telecommunication Services		654,271

MATERIALS 1.5%
Rohm & Haas Co.§	3,910	241,599
Crown Holdings, Inc.*§	2,580	49,536
Lubrizol Corp.§	740	26,929
AptarGroup, Inc.§	680	23,963
Monsanto Co.§	260	18,291
Alcoa, Inc.§	1,450	16,327
Airgas, Inc.§	380	14,816
Ashland, Inc.	1,300	13,663
CF Industries Holdings, Inc.§	270	13,273
AK Steel Holding Corp.§	1,230	11,464
Nalco Holding Co.§	900	10,386
The Mosaic Co.§	280	9,688
Huntsman Corp.§	2,450	8,428
Allegheny Technologies, Inc.§	260	6,638
International Paper Co.§	550	6,490
Freeport-McMoRan Copper &
Gold, Inc.	260	6,354
Dow Chemical Co.§	400	6,036
Temple-Inland, Inc.§	1,210	5,808
Reliance Steel & Aluminum Co.§	270	5,384

		MARKET
	SHARES	VALUE

Albemarle Corp.§	240	$5,352
Southern Copper Corp.§	1	16

Total Materials		500,441

ENERGY 1.2%
Precision Drilling Trust	8,225	69,006
SEACOR Holdings, Inc.*	500	33,325
ENSCO International, Inc.	1,010	28,674
ConocoPhillips	490	25,382
Anadarko Petroleum Corp.	460	17,733
Cimarex Energy Co.	640	17,139
Noble Corp.	740	16,347
Superior Energy Services*	1,000	15,930
Valero Energy Corp.	580	12,551
Unit Corp.*	460	12,291
Patterson-UTI Energy, Inc.	940	10,819
Atwood Oceanics, Inc.*	640	9,779
Quicksilver Resources, Inc.*	1,570	8,745
Rowan Companies, Inc.	520	8,268
Mariner Energy, Inc.*	800	8,160
Tesoro Corp.	610	8,034
National-Oilwell Varco, Inc.*	320	7,821
FMC Technologies, Inc.*	270	6,434
Marathon Oil Corp.	220	6,019
Key Energy Services, Inc.*	1,360	5,998
Holly Corp.	320	5,834
Transocean LTD.*	120	5,670
Global Industries Ltd.*	1,520	5,305
Nabors Industries Ltd.*	430	5,147
Williams Companies, Inc.	270	3,910
Chesapeake Energy Corp.	230	3,719
Helmerich & Payne, Inc.	160	3,640
Forest Oil Corp.*	210	3,463
Smith International, Inc.	140	3,205
W&T Offshore, Inc.	210	3,007
Massey Energy Co.	210	2,896
Helix Energy Solutions Group, Inc.*	380	2,751
Frontier Oil Corp.	180	2,273
Patriot Coal Corp.*	350	2,187
Murphy Oil Corp.	30	1,330
Oceaneering International, Inc.*	41	1,195
Pride International, Inc.*	60	959
Southwestern Energy Co.*	30	869
Oil States International, Inc.*	10	187

Total Energy		386,002

Total Common Stocks
(Cost $11,367,637)		11,406,855

EXCHANGE TRADED FUNDS 10.1%
iShares S&P GSCI Commodity
Indexed Trust*	57,790	1,653,372
iShares MSCI Emerging
Markets Index Fund	19,690	491,659
Liberty All Star Equity Fund§	44,120	154,420
Eaton Vance Tax-Managed
Buy-Write Income Fund§	12,120	151,864

28 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

Eaton Vance Tax-Managed Buy-Write Opportunities Fund§	14,720	$150,144
First Trust Enhanced Equity Income Fund, Inc.§	16,910	149,653
Nuveen Equity Premium and Growth Fund§	13,940	149,576
Nuveen Core Equity Alpha Fund§	15,560	149,532
Nuveen Equity Premium Opportunity Fund§	13,820	147,598
Vanguard Emerging Markets ETF§	5,220	123,714

Total Exchange Traded Funds
(Cost $3,571,115)		3,321,532

	CONTRACTS
OPTIONS PURCHASED 0.1%
Put Options On:
January 2009 S&P 500 Index Futures Contracts Expiring January 2009 with strike price of 840	20	43,750

Total Options Purchased
(Cost $110,076)		43,750

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 28.5%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$2,412,008	2,412,008
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	2,412,008	2,412,008
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	2,412,008	2,412,008
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	2,177,016	2,177,016

Total Repurchase Agreements
(Cost $9,413,040)		9,413,040

Total Long Securities 73.2%
(Cost $24,461,868)		$24,185,177

	SHARES
COMMON STOCKS SOLD SHORT (25.4)%

ENERGY (0.9)%
SandRidge Energy, Inc.*	10	(61)
Cheniere Energy, Inc.*	100	(285)
Arch Coal, Inc.	160	(2,606)
Hercules Offshore, Inc.*	600	(2,850)
Hess Corp.	60	(3,218)
Diamond Offshore Drilling, Inc.	70	(4,126)
Whiting Petroleum Corp.*	170	(5,688)

		MARKET
	SHARES	VALUE

Alpha Natural Resources, Inc.*	360	$(5,828)
Schlumberger Ltd.	150	(6,350)
El Paso Corp.	940	(7,360)
Range Resources Corp.	220	(7,566)
CONSOL Energy Inc.	280	(8,002)
Walter Industries, Inc.	500	(8,755)
CNX Gas Corp.*	390	(10,647)
Encore Acquisition Co.*	420	(10,718)
Exterran Holdings, Inc.*	560	(11,928)
Teekay Corp.	670	(13,166)
IHS, Inc.*	380	(14,220)
Continental Resources, Inc.*	760	(15,740)
Peabody Energy Corp.	700	(15,925)
Plains Exploration & Production Co.*	900	(20,916)
Newfield Exploration Co.*	1,200	(23,700)
Overseas Shipholding Group, Inc	670	(28,214)
Precision Drilling Trust	8,745	(73,400)

Total Energy		(301,269)

MATERIALS (1.1)%
Southern Copper Corp.	1	(16)
Intrepid Potash, Inc.*	10	(208)
Louisiana-Pacific Corp.	1,040	(1,622)
United States Steel Corp.	50	(1,860)
Carpenter Technology Corp.	100	(2,054)
Cliffs Natural Resources, Inc.	130	(3,329)
RPM International, Inc.	330	(4,386)
Commercial Metals Co.	420	(4,985)
International Flavors & Fragrances, Inc.	180	(5,350)
FMC Corp.	120	(5,368)
Sigma-Aldrich Corp.	140	(5,914)
Ashland, Inc.	680	(7,147)
Westlake Chemical Corp.	450	(7,330)
Owens-Illinois, Inc.*	300	(8,199)
Celanese Corp.	710	(8,825)
Chemtura Corp.	6,690	(9,366)
Nucor Corp.	210	(9,702)
Cabot Corp.	820	(12,546)
Valhi, Inc.	1,210	(12,947)
Scotts Miracle-Gro Co. — Class A	440	(13,077)
Eastman Chemical Co.	420	(13,318)
Eagle Materials, Inc.	1,000	(18,410)
Weyerhaeuser Co.	1,170	(35,814)
Ecolab, Inc.	1,030	(36,204)
Valspar Corp.	3,110	(56,260)
Newmont Mining Corp.	1,650	(67,155)

Total Materials		(351,392)

TELECOMMUNICATION SERVICES (1.1)%
Sprint Nextel Corp.*	2,250	(4,118)
SBA Communications Corp. — Class A*	1,060	(17,299)
CenturyTel, Inc.	12,630	(345,178)

Total Telecommunication Services		(366,595)

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

CONSUMER STAPLES (1.2)%
Rite Aid Corp.*	1,060	$(327)
Altria Group, Inc.	470	(7,078)
Hershey Co.	280	(9,727)
Coca-Cola Co.	270	(12,223)
Archer Daniels Midland Co.	521	(15,020)
Constellation Brands, Inc. — Class A*	1,140	(17,978)
Smithfield Foods, Inc.*	1,340	(18,854)
Philip Morris International, Inc.	490	(21,320)
Dean Foods Co.*	1,280	(23,002)
Colgate-Palmolive Co.	480	(32,899)
Sara Lee Corp.	4,480	(43,859)
ConAgra Foods, Inc.	3,052	(50,358)
Campbell Soup Co.	1,830	(54,918)
Avon Products, Inc.	3,070	(73,804)

Total Consumer Staples		(381,367)

UTILITIES (1.6)%
PPL Corp.	1	(31)
NiSource, Inc.	500	(5,485)
Reliant Energy, Inc.*	1,183	(6,838)
MDU Resources Group, Inc.	340	(7,337)
Allegheny Energy, Inc.	220	(7,449)
NSTAR	300	(10,947)
Ameren Corp.	370	(12,306)
Dynegy, Inc. — Class A*	8,500	(17,000)
OGE Energy Corp.	1,010	(26,038)
Centerpoint Energy, Inc.	2,120	(26,755)
Equitable Resources, Inc.	831	(27,880)
Duke Energy Corp.	3,330	(49,983)
Southern Co.	1,530	(56,610)
Aqua America, Inc.	2,770	(57,034)
Xcel Energy Inc.	3,410	(63,256)
Hawaiian Electric Industries, Inc.	6,210	(137,528)

Total Utilities		(512,477)

CONSUMER DISCRETIONARY (2.2)%
Office Depot, Inc.*	60	(179)
Boyd Gaming Corp.	120	(568)
Coldwater Creek, Inc.*	240	(684)
American Eagle Outfitters, Inc.	90	(842)
GameStop Corp.*	50	(1,083)
Signet Jewelers Ltd.	200	(1,734)
AutoNation, Inc.*	230	(2,272)
Fortune Brands, Inc.	60	(2,477)
Dollar Tree, Inc.*	70	(2,926)
Wynn Resorts, Ltd.*	80	(3,381)
E.W. Scripps Co. — Class A	1,690	(3,735)
M.D.C. Holdings, Inc.	130	(3,939)
Interpublic Group of Companies, Inc.*	1,020	(4,039)
Virgin Media, Inc.	810	(4,042)
Scientific Games Corp. — Class A*	260	(4,560)
Macy’s, Inc.	490	(5,071)
Wyndham Worldwide Corp.	850	(5,567)

		MARKET
	SHARES	VALUE

Liz Claiborne, Inc.	2,260	$(5,876)
LKQ Corp.*	590	(6,879)
International Game Technology	590	(7,015)
CarMax, Inc.*	910	(7,171)
Las Vegas Sands Corp.*	1,240	(7,353)
Lennar Corp. — Class A	890	(7,716)
Jones Apparel Group, Inc.	1,350	(7,911)
Brinker International, Inc.	780	(8,221)
Apollo Group, Inc. — Class A*	120	(9,194)
Marriott International, Inc. — Class A	480	(9,336)
Coach, Inc.*	480	(9,970)
Starbucks Corp.*	1,110	(10,501)
Morningstar, Inc.*	300	(10,650)
NIKE, Inc. — Class B	210	(10,710)
Strayer Education, Inc.	50	(10,720)
Kohl’s Corp.*	330	(11,946)
Federal-Mogul Corp.*	2,850	(12,056)
Panera Bread Co. — Class A*	250	(13,060)
Mattel, Inc.	890	(14,240)
Yum! Brands, Inc.	470	(14,805)
Hearst-Argyle Television, Inc.	2,680	(16,241)
Goodyear Tire & Rubber Co.*	2,730	(16,298)
Tim Hortons, Inc.	570	(16,439)
Eastman Kodak Co.	2,550	(16,779)
WABCO Holdings, Inc.	1,130	(17,843)
Thor Industries, Inc.	1,360	(17,925)
Saks, Inc.*	4,850	(21,243)
NVR, Inc.*	50	(22,813)
Cablevision Systems Corp. — Class A	1,430	(24,081)
Choice Hotels International, Inc.	950	(28,557)
Scripps Networks Interactive, Inc. — Class A	1,360	(29,920)
Home Depot, Inc.	1,330	(30,617)
Pulte Homes, Inc.	3,750	(40,988)
McDonald’s Corp.	900	(55,971)
H&R Block, Inc.	2,950	(67,024)
Toll Brothers, Inc.*	3,600	(77,156)

Total Consumer Discretionary		(742,324)

HEALTH CARE (2.9)%
Pfizer Inc.	240	(4,250)
Hologic, Inc.*	350	(4,574)
PDL BioPharma, Inc.	850	(5,253)
Health Management Associates,
Inc. — Class A*	3,620	(6,480)
Schering-Plough Corp.	490	(8,345)
Amylin Pharmaceuticals, Inc.*	840	(9,114)
Tenet Healthcare Corp.*	12,500	(14,375)
Advanced Medical Optics, Inc.*	2,240	(14,806)
Express Scripts, Inc.*	270	(14,845)
CooperCompanies, Inc.	940	(15,416)
Stryker Corp.	570	(22,771)
Edwards Lifesciences Corp.*	420	(23,079)
Hospira, Inc.*	890	(23,870)

30 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

BioMarin Pharmaceuticals, Inc.*	1,481	$(26,362)
Teleflex, Inc.	550	(27,555)
Boston Scientific Corp.*	4,420	(34,211)
Merck & Company, Inc.	1,180	(35,872)
Life Technologies Corp.*	1,704	(39,720)
Gilead Sciences, Inc.*	780	(39,889)
Techne Corp.	640	(41,293)
Illumina, Inc.*	1,640	(42,722)
Watson Pharmaceuticals, Inc.*	1,810	(48,092)
Allergan, Inc.	1,400	(56,448)
HLTH Corp.*	5,600	(58,576)
Genzyme Corp.*	1,170	(77,653)
Covidien Ltd.	2,210	(80,090)
Cephalon, Inc.*	1,040	(80,122)
Teva Pharmaceutical Industries
Ltd. — SP ADR	2,540	(108,169)

Total Health Care		(963,952)

INFORMATION TECHNOLOGY (2.9)%
Western Union Co.	10	(143)
Equinix, Inc.*	20	(1,064)
MoneyGram International, Inc.*	1,250	(1,262)
Acxiom Corp.	243	(1,971)
Cognizant Technology Solutions Corp. — Class A*	200	(3,612)
Riverbed Technology, Inc.*	320	(3,645)
Nuance Communications, Inc.*	530	(5,491)
Google, Inc. — Class A*	20	(6,153)
Salesforce.com, Inc.*	230	(7,362)
Adobe Systems, Inc.*	350	(7,451)
Lam Research Corp.*	371	(7,895)
Sohu.com, Inc.*	170	(8,048)
Juniper Networks, Inc.*	500	(8,755)
Total System Services, Inc.	710	(9,940)
MasterCard, Inc.	70	(10,005)
Teradyne, Inc.*	2,550	(10,761)
Brocade Communications Systems, Inc.*	4,110	(11,508)
Motorola, Inc.	3,120	(13,822)
Akamai Technologies, Inc.*	972	(14,667)
Mettler-Toledo International Inc.*	220	(14,828)
NCR Corp.*	1,162	(16,431)
Rambus, Inc.*	1,080	(17,194)
Novell, Inc.*	4,550	(17,699)
AVX Corp.	2,350	(18,659)
Integrated Device Technology,
Inc.*	3,430	(19,242)
Broadcom Corp. — Class A*	1,160	(19,685)
Cree, Inc.*	1,380	(21,901)
Tech Data Corp.*	1,250	(22,300)
VeriSign, Inc.*	1,220	(23,278)
International Rectifier Corp.*	1,730	(23,355)
LSI Logic Corp.*	7,160	(23,556)
Tyco Electronics Ltd.	1,550	(25,125)
Dolby Laboratories, Inc. — Class A*	810	(26,536)
Visa Inc.	570	(29,896)

		MARKET
	SHARES	VALUE

Flir Systems, Inc.*	1,040	$(31,907)
Electronic Arts, Inc.*	2,050	(32,882)
IAC/InterActiveCorp*	2,180	(34,291)
Paychex, Inc.	1,320	(34,690)
Tellabs, Inc.*	10,080	(41,530)
Hewitt Associates, Inc. — Class A*	1,570	(44,557)
Altera Corp.	3,670	(61,326)
Diebold, Inc.	2,560	(71,910)
SAIC, Inc.*	3,920	(76,362)
Atmel Corp.*	26,920	(84,296)

Total Information Technology		(966,991)

INDUSTRIALS (3.2)%
KBR, Inc.	1	(15)
Joy Global Inc.	30	(687)
Ingersoll-Rand Company Ltd. — Class A	150	(2,602)
Danaher Corp.	50	(2,830)
Pall Corp.	100	(2,843)
Masco Corp.	530	(5,899)
Norfolk Southern Corp.	160	(7,528)
Shaw Group Inc.*	411	(8,413)
PACCAR Inc.	300	(8,580)
Corporate Executive Board Co.	420	(9,265)
AMETEK, Inc.	310	(9,365)
USG Corp.*	1,170	(9,407)
Monster Worldwide, Inc.*	790	(9,551)
AGCO Corp.*	410	(9,672)
Cummins Inc.	450	(12,029)
Tyco International Ltd.	560	(12,096)
Armstrong World Industries, Inc	600	(12,972)
Donaldson Company, Inc.	400	(13,460)
FTI Consulting, Inc.*	310	(13,851)
Waste Management, Inc.	420	(13,919)
CSX Corp.	430	(13,962)
Rockwell Collins, Inc.	360	(14,072)
Jacobs Engineering Group Inc.*	300	(14,430)
First Solar, Inc.*	130	(17,935)
SunPower Corp.*	550	(20,350)
UTi Worldwide, Inc.	1,680	(24,091)
Con-way Inc.	930	(24,738)
Expeditors International of Washington, Inc.	760	(25,285)
Fastenal Co.	770	(26,835)
Avery Dennison Corp.	910	(29,784)
FedEx Corp.	510	(32,717)
Owens Corning, Inc.*	2,130	(36,849)
CH Robinson Worldwide, Inc.	850	(46,776)
Dun & Bradstreet Corp.	680	(52,496)
Stericycle, Inc.*	1,091	(56,819)
Landstar System, Inc.	1,760	(67,637)
Pitney Bowes, Inc.	3,390	(86,377)
United Parcel Service, Inc. — Class B	2,480	(136,797)
Republic Services, Inc.	6,844	(169,663)

Total Industrials		(1,062,597)

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		MARKET
	SHARES	VALUE

FINANCIALS (8.3)%
Colonial BancGroup, Inc.	840	$(1,739)
Northern Trust Corp.	40	(2,086)
HRPT Properties Trust	750	(2,527)
MSCI, Inc. — Class A*	150	(2,664)
Unitrin, Inc.	180	(2,869)
Kimco Realty Corp.	190	(3,473)
Old Republic International Corp.	350	(4,172)
BRE Properties, Inc.	150	(4,197)
Health Care REIT, Inc.	110	(4,642)
Kilroy Realty Corp.	140	(4,684)
Nasdaq OMX Group, Inc.*	190	(4,695)
Zions Bancorporation	200	(4,902)
Forest City Enterprises, Inc. — Class A	870	(5,829)
E*Trade Financial Corp.*	6,110	(7,026)
KeyCorp	890	(7,583)
Leucadia National Corp.*	400	(7,920)
UDR, Inc.	590	(8,136)
T. Rowe Price Group, Inc.	230	(8,151)
Citigroup, Inc.	1,250	(8,387)
MF Global Ltd.*	4,380	(8,935)
U.S. Bancorp	360	(9,004)
First Citizens BancShares, Inc. — Class A	60	(9,168)
Allied Capital Corp.	3,510	(9,442)
Brandywine Realty Trust	1,280	(9,869)
Public Storage	130	(10,335)
Moody’s Corp.	520	(10,447)
Student Loan Corp.	260	(10,660)
Morgan Stanley	690	(11,068)
Regency Centers Corp.	250	(11,675)
Eaton Vance Corp.	591	(12,417)
Endurance Specialty Holdings Ltd.	410	(12,517)
Equity Residential	480	(14,314)
First Horizon National Corp.	1,410	(14,905)
Conseco, Inc.*	3,010	(15,592)
Popular, Inc.	3,040	(15,686)
Cullen/Frost Bankers, Inc.	310	(15,711)
Camden Property Trust	520	(16,297)
Fifth Third Bancorp	2,110	(17,429)
St Joe Co.*	720	(17,510)
Huntington Bancshares, Inc.	2,540	(19,456)
Essex Property Trust, Inc.	260	(19,955)
Simon Property Group, Inc.	380	(20,189)
Capitol Federal Financial	450	(20,520)
Synovus Financial Corp.	2,530	(20,999)
SLM Corp.*	2,380	(21,182)
Franklin Resources, Inc.	350	(22,323)
Ventas, Inc.	680	(22,828)
First American Corp.	860	(24,845)
Plum Creek Timber Company, Inc.	750	(26,055)
Brown & Brown, Inc.	1,270	(26,543)
New York Community Bancorp, Inc.	2,370	(28,345)

		MARKET
	SHARES	VALUE

Fidelity National Financial, Inc — Class A	1,700	$(30,175)
Federal Realty Investment Trust	600	(37,248)
Hudson City Bancorp, Inc.	2,960	(47,242)
Lazard Ltd. — Class A	1,640	(48,774)
Digital Realty Trust, Inc.	1,700	(55,845)
Marsh & McLennan Companies, Inc.	4,980	(120,865)
TFS Financial Corp.	9,631	(124,240)
M&T Bank Corp.	2,810	(161,322)
Tower Group, Inc.	6,420	(181,108)
Wells Fargo & Co.	10,300	(303,644)
Bank of America Corp.	21,659	(304,959)
PNC Financial Services Group, Inc.	6,650	(325,850)
Banco Santander CEN-SPON ADR	39,169	(371,732)

Total Financials		(2,734,907)

Total Common Stocks Sold Short
(Proceeds $8,778,328)		(8,383,871)

	CONTRACTS
OPTIONS WRITTEN (0.6)%
Call Options On:
Constellation Energy Group Expiring January 2009 with strike price of 25	70	(7,000)
January 2009 S&P 500 Index Futures Contracts Expiring January 2009 with strike price of 880	20	(200,000)

Total Options Written
(Premiums Received $218,571)		(207,000)

Other Assets in Excess of Other Liabilities – 52.8%		$17,427,388

Net Assets – 100.0%		$33,021,694

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS
PURCHASED
March 2009 Australian Dollar Futures Contracts (Aggregate Market Value of Contracts $494,620)	7	$36,068
March 2009 New Zealand Dollar Futures Contracts (Aggregate Market Value of Contracts $409,080)	7	34,318
March 2009 British Pound Futures Contracts (Aggregate Market Value of Contracts $364,225)	4	(4,210)

(Total Aggregate Market Value of Contracts $1,267,925)		$66,176

32 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     ABSOLUTE RETURN STRATEGIES FUND

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
March 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $5,087,825)	113	$84,905
March 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $1,816,620)	34	74,802
March 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $2,612,900)	53	68,442
March 2009 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $965,475)	21	62,537
March 2009 Dow Jones STOXX 50 Futures Contracts (Aggregate Market Value of Contracts $1,326,985)	45	56,217

(Total Aggregate Market Value of Contracts $11,809,805)		$346,903

CURRENCY FUTURES CONTRACTS
SOLD SHORT
March 2009 U.S. Dollar Index Futures Contracts (Aggregate Market Value of Contracts $6,982,750)	85	$297,781
March 2009 Japanese Yen Futures Contracts (Aggregate Market Value of Contracts $552,050)	4	(7,310)
March 2009 Canadian Dollar Futures Contracts (Aggregate Market Value of Contracts $492,840)	6	(17,955)
March 2009 Swiss Franc Futures Contracts (Aggregate Market Value of Contracts $469,750)	4	(53,311)

(Total Aggregate Market Value of Contracts $8,497,390)		$219,205

		UNREALIZED
	CONTRACTS	LOSS

FUTURES CONTRACTS SOLD SHORT
March 2009 Dow Jones Euro STOXX 50 Index Futures Contracts (Aggregate Market Value of Contracts $352,298)	10	$(30,355)

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

All or a portion of this security is pledged as short security § collateral at December 31, 2008.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS
December 31, 2008
     ALTERNATIVE STRATEGIES ALLOCATION FUND

		MARKET
	SHARES	VALUE

MUTUAL FUNDS† 76.3%
Rydex Series Funds – Managed Futures Strategy Fund — Class H	54,784	$1,533,943
Rydex Variable Trust – Commodities Strategy Fund	29,370	336,877
Rydex Variable Trust — Absolute Return Strategies Fund	14,339	300,691
Rydex Variable Trust — Real Estate Fund	12,766	223,526

Total Mutual Funds
(Cost $2,944,719)		2,395,037

CURRENCY EXCHANGE TRADED
FUNDS 12.5%
PowerShares DB G10 Currency Harvest Fund*	20,150	391,313

Total Currency Exchange Traded Funds
(Cost $540,613)		391,313

	FACE
	AMOUNT
REPURCHASE AGREEMENT†† 11.1%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$347,233	347,233

Total Repurchase Agreement
(Cost $347,233)		347,233

Total Investments 99.9%
(Cost $3,832,565)		$3,133,583

Other Assets in Excess of Liabilities – 0.1%		$4,024

Net Assets – 100.0%		$3,137,607

*	Non-Income Producing Security.

†	Affiliated Funds

††	Repurchase Agreements — See Note 6.
34 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     COMMODITIES STRATEGY FUND

		MARKET
	SHARES	VALUE

EXCHANGE TRADED FUNDS 16.9%
iShares S&P GSCI Commodity Indexed Trust*	93,000	$2,660,730

Total Exchange Traded Funds
(Cost $2,724,854)		2,660,730

	FACE
	AMOUNT
STRUCTURED NOTES†† 24.7%
Credit Suisse Securities (USA) LLC, S&P GSCI Total Return Linked Notes at 1.33% due 12/16/09	$3,009,900	2,681,851
Swedish Export Credit Corp., S&P GSCI Total Return Linked Notes at 1.83% due 12/21/09	1,000,000	1,210,080

Total Structured Notes
(Cost $4,009,900)		3,891,931

FEDERAL AGENCY DISCOUNT NOTES 19.0%
Federal Farm Credit Bank** 0.25% due 01/02/09	2,000,000	2,000,000
Farmer Mac** 0.07% due 01/07/09	500,000	499,995
Freddie Mac*** 0.05% due 01/29/09	500,000	499,981

Total Federal Agency Discount Notes
(Cost $2,999,976)		2,999,976

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 41.3%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$1,670,909	$1,670,909
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,670,909	1,670,909
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	1,670,909	1,670,909
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,508,118	1,508,118

Total Repurchase Agreements
(Cost $6,520,845)		6,520,845

Total Investments 101.9%
(Cost $16,255,575)		$16,073,482

Liabilities in Excess of Other Assets – (1.9)%		$(292,165)

Net Assets – 100.0%		$15,781,317

*	Non-Income Producing Security.

**	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

***	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Repurchase Agreements — See Note 6.

††	Structured Notes are leveraged, providing a market exposure to the underlying benchmark greater than the face amount. The total exposure to the Benchmark is $11,911,731 as of December 31, 2008 — See Note 2.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 24.4%

FINANCIALS 4.3%
Travelers Companies, Inc.	910	$41,132
Aon Corp.	880	40,198
Hanover Insurance Group, Inc.	820	35,235
Annaly Capital Management, Inc.	1,950	30,946
Transatlantic Holdings, Inc.	620	24,837
MetLife, Inc.	650	22,659
Arthur J. Gallagher & Co.	860	22,283
Allied World Assurance Company Holdings Ltd	530	21,518
Chubb Corp.	400	20,400
JPMorgan Chase & Co.	640	20,179
ACE Ltd.§	330	17,464
Nationwide Health Properties, Inc.	600	17,232
Allstate Corp.	430	14,087
Axis Capital Holdings Ltd.	440	12,813
W.R. Berkley Corp.	390	12,090
Ameriprise Financial, Inc.	500	11,680
PartnerRe Ltd.	150	10,690
Unum Group	550	10,230
Capital One Financial Corp.	310	9,886
ProLogis	700	9,723
Charles Schwab Corp.	600	9,702
Goldman Sachs Group, Inc.	110	9,283
Invesco Ltd.	640	9,242
HCP, Inc.	310	8,609
Everest Re Group Ltd.	110	8,375
Valley National Bancorp	410	8,302
Cincinnati Financial Corp.	270	7,849
NYSE Euronext	260	7,119
Genpact Ltd.*	800	6,576
Federated Investors, Inc. — Class B	380	6,445
People’s United Financial, Inc.	350	6,240
Jones Lang LaSalle, Inc.§	220	6,094
Prudential Financial, Inc.	190	5,749
Alleghany Corp.*	20	5,640
Blackrock, Inc.	40	5,366
AFLAC, Inc.	110	5,042
American Financial Group, Inc.	220	5,034
Waddell & Reed Financial, Inc. — Class A	320	4,947
CB Richard Ellis Group, Inc. — Class A*	1,100	4,752
State Street Corp.	120	4,720
Host Hotels & Resorts, Inc.	600	4,542
Macerich Co.	210	3,814
Janus Capital Group, Inc.	450	3,613
Webster Financial Corp.	250	3,445
Protective Life Corp.	230	3,300
Assurant, Inc.	110	3,300
Comerica, Inc.	150	2,978
Stancorp Financial Group, Inc.	70	2,924
Hospitality Properties Trust	190	2,825

		MARKET
	SHARES	VALUE

Hartford Financial Services Group, Inc.	170	$2,791
Principal Financial Group, Inc.	110	2,483
IntercontinentalExchange, Inc.*	30	2,473
American Capital Ltd.	710	2,300
Lincoln National Corp.	110	2,072
Loews Corp.	70	1,978
Genworth Financial, Inc. — Class A	670	1,896
AmeriCredit Corp.*	210	1,604
CNA Financial Corp.	90	1,480
Bank of New York Mellon Corp.	50	1,417
Investment Technology Group, Inc.*	60	1,363
SL Green Realty Corp.	50	1,295
iStar Financial Inc.	550	1,227
SunTrust Banks, Inc.	40	1,182
CBL & Associates Properties, Inc.	180	1,170
Boston Properties, Inc.	20	1,100
First Marblehead Corp.*	770	993
American International Group, Inc.	610	958
Discover Financial Services	90	858
General Growth Properties, Inc.	660	851
Developers Diversified Realty Corp.	170	830
Regions Financial Corp.	100	796
American National Insurance Co.	10	737
Arch Capital Group Ltd.*	10	701
Aircastle Ltd.	140	669
Ambac Financial Group, Inc.	360	468
Guaranty Financial Group, Inc.*	150	392
CIT Group, Inc.	70	318
BB&T Corp.	10	275
The PMI Group, Inc.	140	273

Total Financials		608,059

HEALTH CARE 3.8%
Perrigo Co.§	1,110	35,864
C.R. Bard, Inc.§	410	34,546
King Pharmaceuticals, Inc.*§	3,087	32,784
LifePoint Hospitals, Inc.*§	1,290	29,464
Hill-Rom Holdings, Inc.§	1,680	27,653
Baxter International, Inc.§	410	21,972
AmerisourceBergen Corp.§	600	21,396
WellPoint, Inc.*§	490	20,644
Lincare Holdings, Inc.*§	751	20,224
Thermo Fisher Scientific, Inc.*§	560	19,079
Universal Health Services, Inc. — Class B§	490	18,409
Celgene Corp.*§	314	17,358
Amgen, Inc.*	300	17,325
Cardinal Health, Inc.§	420	14,477
Biogen Idec, Inc.*§	290	13,813
Forest Laboratories, Inc.*§	540	13,754
ResMed, Inc.*§	360	13,493
Millipore Corp.*§	230	11,850
Charles River Laboratories International, Inc.*§	440	11,528

36 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Vertex Pharmaceuticals, Inc.*§	360	$10,937
UnitedHealth Group, Inc.	372	9,895
Pfizer, Inc.§	490	8,678
DENTSPLY International, Inc.§	300	8,472
Abraxis BioScience, Inc.*§	103	6,790
Beckman Coulter, Inc.§	150	6,591
Aetna, Inc.	220	6,270
Johnson & Johnson, Inc.§	100	5,983
Humana, Inc.*	160	5,965
Zimmer Holdings, Inc.*§	130	5,255
Novartis AG — SP ADR§	100	4,976
Health Net, Inc.*	440	4,792
Wyeth§	120	4,501
GlaxoSmithKline PLC — SP ADR§	120	4,472
Abbott Laboratories§	80	4,270
Sanofi-Aventis — SP ADR§	130	4,181
Quest Diagnostics, Inc.§	80	4,153
Myriad Genetics, Inc.*§	60	3,976
Endo Pharmaceuticals Holdings, Inc.*§	150	3,882
McKesson Corp.	100	3,873
Alexion Pharmaceuticals, Inc.*§	100	3,619
Onyx Pharmaceuticals, Inc.*§	100	3,416
AstraZeneca PLC — SP ADR§	80	3,282
Kinetic Concepts, Inc.*	170	3,261
OSI Pharmaceuticals, Inc.*§	80	3,124
Bristol-Myers Squibb Co.§	130	3,022
Medco Health Solutions, Inc.*§	70	2,934
CIGNA Corp.	170	2,864
Coventry Health Care, Inc.*	190	2,827
Warner Chilcott Ltd.*§	180	2,610
Teva Pharmaceutical Industries Ltd. — SP ADR§	60	2,554
Intuitive Surgical, Inc.*§	20	2,540
Community Health Systems, Inc.*§	130	1,895
Inverness Medical Innovations, Inc.*	100	1,891
United Therapeutics Corp.*§	30	1,876
Pediatrix Medical Group, Inc.*	50	1,585
Shire PLC — SP ADR§	30	1,343
Covance, Inc.*§	20	921
Eli Lilly & Co.	20	805

Total Health Care		559,914

CONSUMER DISCRETIONARY 3.1%
DreamWorks Animation SKG, Inc. — Class A*§	1,543	38,976
Hasbro, Inc.§	980	28,587
DIRECTV Group, Inc.*§	1,120	25,659
HSN, Inc.*§	2,800	20,356
DeVry, Inc.§	330	18,945
Burger King Holdings, Inc.§	730	17,432
Regal Entertainment Group — Class A§	1,620	16,540
Comcast Corp. — Class A§	860	14,517
Time Warner, Inc.§	1,150	11,569

		MARKET
	SHARES	VALUE

Weight Watchers International, Inc.§	390	$11,474
Service Corporation International§	2,000	9,940
Mohawk Industries, Inc.*§	220	9,453
RadioShack Corp.§	777	9,277
John Wiley & Sons, Inc. — Class A§	250	8,895
Carnival Corp.§	340	8,269
Liberty Media Corp — Capital*	1,680	7,913
VF Corp.§	140	7,668
The Gap, Inc.§	560	7,498
Tiffany & Co.§	300	7,089
Liberty Global, Inc. — Class A*§	400	6,368
Interval Leisure Group, Inc.*§	1,180	6,360
Ticketmaster Entertainment, Inc.*§	890	5,714
Amazon.com, Inc.*§	110	5,641
AutoZone, Inc.*§	40	5,579
Corinthian Colleges, Inc.*§	340	5,566
Dick’s Sporting Goods, Inc.*§	390	5,503
BorgWarner, Inc.§	240	5,225
TJX Companies, Inc.§	240	4,937
Hillenbrand, Inc.§	290	4,837
Royal Caribbean Cruises Ltd.	350	4,812
Matthews International Corp. — Class A§	130	4,768
Capella Education Co.*§	80	4,701
Big Lots, Inc.*§	320	4,637
Whirlpool Corp.§	110	4,548
Autoliv, Inc.§	210	4,507
Centex Corp.§	420	4,469
Penske Auto Group, Inc.§	570	4,378
Expedia, Inc.*§	500	4,120
Barnes & Noble, Inc.§	260	3,900
ITT Educational Services, Inc.*§	40	3,799
J.C. Penney Company, Inc.§	190	3,743
American Public Education, Inc.*§	100	3,719
Sotheby’s§	390	3,467
K12 Inc.*§	180	3,375
Petsmart, Inc.§	180	3,321
Foot Locker, Inc.§	450	3,303
Ross Stores, Inc.§	110	3,270
Apollo Group, Inc. — Class A*§	40	3,065
Central European Media Enterprises Ltd. — Class A*§	140	3,041
CBS Corp.	340	2,785
D.R. Horton, Inc.	350	2,474
CTC Media, Inc.*§	500	2,400
Snap-On, Inc.§	60	2,363
Career Education Corp.*	130	2,332
TRW Automotive Holdings Corp.*	590	2,124
Discovery Communications, Inc. — Class A*§	150	2,124
Gannett Co., Inc.	250	2,000
Garmin Ltd.	100	1,917
AnnTaylor Stores Corp.*	240	1,385
OfficeMax Inc.	180	1,375

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Family Dollar Stores, Inc.§	50	$1,303
GameStop Corp. — Class A*§	60	1,300
Phillips-Van Heusen Corp.§	60	1,208
Abercrombie & Fitch Co. — Class A	50	1,153
Liberty Media Corp — Interactive*	280	874
Sears Holdings Corp.*	20	777
Urban Outfitters, Inc.*§	50	749
priceline.com, Inc.*	10	736
Meredith Corp.	40	685
KB HOME	50	681
O’Reilly Automotive, Inc.*§	20	615
Guess?, Inc.§	40	614
Sherwin-Williams Co.§	10	598
Clear Channel Outdoor Holdings, Inc. — Class A*	90	554
Williams-Sonoma, Inc.	70	550
RH Donnelley Corp.*	1,000	370
News Corp. — Class A§	40	364
M.D.C. Holdings, Inc.	10	303

Total Consumer Discretionary		451,443

UTILITIES 2.6%
Pepco Holdings, Inc.§	2,410	42,802
American Water Works Company, Inc.§	1,600	33,408
UGI Corp.§	1,360	33,211
DPL, Inc.§	1,310	29,920
Pinnacle West Capital Corp.	780	25,061
DTE Energy Co.§	590	21,045
Great Plains Energy, Inc.§	880	17,010
Atmos Energy Corp.	640	15,168
Alliant Energy Corp.	470	13,715
PG&E Corp.§	341	13,200
TECO Energy, Inc.§	1,050	12,968
National Fuel Gas Co.§	380	11,905
NV Energy, Inc.	980	9,692
Questar Corp.§	290	9,480
Edison International	270	8,672
AES Corp.*	1,050	8,652
Oneok, Inc.§	270	7,862
SCANA Corp.§	220	7,832
Energen Corp.§	220	6,453
Mirant Corp.*	310	5,850
Dominion Resources, Inc.§	160	5,734
PPL Corp.§	180	5,524
Public Service Enterprise Group, Inc.§	150	4,376
AGL Resources, Inc.§	130	4,076
NSTAR§	110	4,014
Sempra Energy§	90	3,837
Piedmont Natural Gas Co.§	120	3,800
New Jersey Resources Corp.§	90	3,542
WGL Holdings, Inc.§	100	3,269
Nicor, Inc.§	80	2,779
Northwest Natural Gas Co.§	60	2,654

		MARKET
	SHARES	VALUE

Wisconsin Energy Corp.§	60	$2,519
Laclede Group, Inc.§	50	2,342
Integrys Energy Group, Inc.§	50	2,149

Total Utilities		384,521

INDUSTRIALS 2.5%
Iron Mountain, Inc.*	1,702	42,090
Brink’s Co.§	1,440	38,707
Ryder System, Inc.§	420	16,288
Southwest Airlines Co.	1,744	15,033
Alliant Techsystems, Inc.*§	150	12,864
Trinity Industries, Inc.§	630	9,929
Hubbell, Inc. — Class B§	300	9,804
Delta Air Lines, Inc.*	800	9,168
Burlington Northern Santa Fe Corp.§	120	9,085
Flowserve Corp.§	170	8,755
Continental Airlines, Inc. — Class B*	460	8,308
Timken Co.§	400	7,852
Valmont Industries, Inc.§	120	7,363
SPX Corp.§	180	7,299
Copart, Inc.*§	250	6,797
Northrop Grumman Corp.§	150	6,756
Norfolk Southern Corp.§	130	6,116
AMR Corp.*	560	5,975
Carlisle Companies, Inc.§	270	5,589
GATX Corp.§	180	5,575
UAL Corp.§	470	5,179
United Rentals, Inc.*	540	4,925
Union Pacific Corp.§	100	4,780
W.W. Grainger, Inc.§	60	4,730
McDermott International, Inc.*§	470	4,644
Deere & Co.§	120	4,598
Manitowoc Co., Inc.§	530	4,590
JetBlue Airways Corp.*	630	4,473
Steelcase, Inc. — Class A§	770	4,327
WESCO International, Inc.*	210	4,038
Gardner Denver, Inc.*§	170	3,968
J.B. Hunt Transport Services, Inc.§	150	3,940
Thomas & Betts Corporation*	160	3,843
Republic Services, Inc.§	150	3,718
Bucyrus International, Inc.§	200	3,704
Copa Holdings SA§	120	3,638
US Airways Group, Inc.*	470	3,633
Fluor Corp.§	80	3,590
Eaton Corp.§	70	3,480
SkyWest, Inc.	180	3,348
Waste Management, Inc.§	100	3,314
Kansas City Southern*§	170	3,239
Alaska Air Group, Inc.*	110	3,218
Quanta Services, Inc.*§	160	3,168
Allegiant Travel Co.*	60	2,914
General Cable Corp.*	160	2,830
Hertz Global Holdings, Inc.*	540	2,738
Manpower, Inc.§	80	2,719

38 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

CSX Corp.§	80	$2,598
Terex Corp.*	140	2,425
Precision Castparts Corp.§	40	2,379
AirTran Holdings, Inc.*	500	2,220
MSC Industrial Direct Co.§	50	1,842
Caterpillar, Inc.§	40	1,787
Covanta Holding Corp.*§	80	1,757
Pentair, Inc.§	60	1,420
Lennox International, Inc.	40	1,292
Avis Budget Group, Inc.*	1,410	987
Foster Wheeler Ltd.*§	40	935
Joy Global, Inc.§	40	916
Boeing Co.	20	853
Kennametal, Inc.§	30	666
URS Corp.*	10	408
KBR, Inc.§	20	304
Kirby Corp.*	10	274
Oshkosh Corp.	20	178
Textron, Inc.	10	139

Total Industrials		370,019

CONSUMER STAPLES 2.5%
BJ’s Wholesale Club, Inc.*§	1,010	34,603
Alberto-Culver Co.	1,110	27,206
Procter & Gamble Co.§	410	25,346
Wal-Mart Stores, Inc.§	310	17,379
Herbalife Ltd.§	800	17,344
PepsiAmericas, Inc.§	800	16,288
General Mills, Inc.§	260	15,795
Del Monte Foods Co.	2,090	14,923
Dr Pepper Snapple Group, Inc.*§	910	14,787
Costco Wholesale Corp.§	270	14,175
Church & Dwight Co., Inc.§	240	13,469
Unilever NV§	450	11,047
Kraft Foods, Inc.§	380	10,203
Pepsi Bottling Group, Inc.§	440	9,904
NBTY, Inc.*§	620	9,703
Safeway, Inc.	400	9,508
Bunge Ltd.§	180	9,319
Molson Coors Brewing Co. — Class B§	190	9,295
CVS Caremark Corp.§	320	9,197
Reynolds American, Inc.§	220	8,868
SUPERVALU, INC.	580	8,468
Kimberly-Clark Corp.§	160	8,438
Altria Group, Inc.§	503	7,575
Kroger Co.§	190	5,018
Kellogg Co.§	100	4,385
Coca-Cola Enterprises, Inc.	350	4,210
Bare Escentuals, Inc.*	710	3,713
Sysco Corp.§	160	3,670
Cadbury PLC — SP ADR§	90	3,210
Hansen Natural Corp.*§	90	3,018
H.J. Heinz Co.§	80	3,008
Corn Products International, Inc.§	90	2,597

		MARKET
	SHARES	VALUE

Clorox Co.§	40	$2,222
Archer-Daniels-Midland Co.§	70	2,018
Ruddick Corp.§	50	1,383
Casey’s General Stores, Inc.§	50	1,139
WD-40 Co.§	40	1,132
Winn-Dixie Stores, Inc.*§	70	1,127
McCormick & Co., Inc.§	30	956
United Natural Foods, Inc.*§	50	891
Whole Foods Market, Inc.	60	566

Total Consumer Staples		367,103

INFORMATION TECHNOLOGY 2.2%
Synopsys, Inc.*§	1,600	29,632
BMC Software, Inc.*§	670	18,030
Applied Materials, Inc.§	1,380	13,979
Cypress Semiconductor Corp.*§	3,010	13,455
Affiliated Computer Services, Inc. — Class A*§	290	13,325
Computer Sciences Corp.*§	350	12,299
Western Digital Corp.*§	920	10,534
EMC Corp*§	1,000	10,470
Hewlett-Packard Co.§	280	10,161
Ingram Micro, Inc. — Class A*§	700	9,373
Jabil Circuit, Inc.	1,340	9,045
WebMD Health Corp.*§	370	8,728
Zebra Technologies Corp. — Class A*§	420	8,509
Arrow Electronics, Inc.*§	440	8,289
National Instruments Corp.§	330	8,039
Avnet, Inc.*§	420	7,648
QLogic Corp.*§	550	7,392
Activision Blizzard Inc.*§	830	7,171
Fidelity National Information Services, Inc.§	440	7,159
Oracle Corp.*§	360	6,383
CommScope, Inc.*§	380	5,905
Global Payments, Inc.§	180	5,902
Novellus Systems, Inc.*§	470	5,800
MEMC Electronic Materials, Inc.*§	400	5,712
Compuware Corp.*§	760	5,130
Apple, Inc.*§	60	5,121
Qualcomm, Inc.§	140	5,016
Xerox Corp.	617	4,917
EchoStar Corp. — Class A*§	330	4,907
Seagate Technology	1,050	4,651
Nvidia Corp.*	510	4,116
Vishay Intertechnology, Inc.*	1,180	4,036
Linear Technology Corp.§	180	3,982
Intersil Corp. — Class A§	430	3,952
Xilinx, Inc.§	210	3,742
Cadence Design Systems, Inc.*	850	3,111
Microchip Technology, Inc.§	130	2,539
Fairchild Semiconductor International, Inc.*	410	2,005
Molex, Inc.§	130	1,884

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Sun Microsystems, Inc.*	450	$1,719
Broadridge Financial Solutions, Inc.§	130	1,630
Trimble Navigation Ltd.*§	70	1,513
Lender Processing Services, Inc.§	50	1,472
Juniper Networks, Inc.*§	80	1,401
CA, Inc.§	70	1,297
Convergys Corp.*	165	1,058
Accenture Ltd. — Class A	30	984
Sohu.com, Inc.*§	20	947
International Business Machines Corp.§	10	842
Micron Technology, Inc.*	260	686
Metavante Technologies, Inc.*§	40	644
NeuStar, Inc.*	30	574
Western Union Co.§	40	574
NCR Corp.*§	40	566
ANSYS, Inc.*§	20	558
Amphenol Corp.§	20	480
SanDisk Corp.*	40	384
Ciena Corp.*§	50	335
Salesforce.com, Inc.*	4	128

Total Information Technology		319,841

ENERGY 1.4%
SEACOR Holdings, Inc.*	390	25,993
ConocoPhillips	320	16,576
Cimarex Energy Co.	460	12,319
ENSCO International, Inc.	420	11,924
Anadarko Petroleum Corp.	300	11,565
Patterson-UTI Energy, Inc.	660	7,597
Unit Corp.*	270	7,214
Superior Energy Services*	430	6,850
Noble Corp.	310	6,848
Valero Energy Corp.	280	6,059
Mariner Energy, Inc.*	520	5,304
Atwood Oceanics, Inc.*	340	5,195
Helmerich & Payne, Inc.	220	5,005
Chesapeake Energy Corp.	300	4,851
National-Oilwell Varco, Inc.*	190	4,644
Quicksilver Resources, Inc.*	810	4,512
Rowan Companies, Inc.	250	3,975
Marathon Oil Corp.	140	3,830
FMC Technologies, Inc.*	160	3,813
Hess Corp.	70	3,755
Nabors Industries Ltd.*	280	3,352
EOG Resources, Inc.	50	3,329
Transocean LTD.*	70	3,307
PetroHawk Energy Corp.*	210	3,282
Tidewater, Inc.	80	3,222
Cabot Oil & Gas Corp.	110	2,860
Noble Energy, Inc.	50	2,461
Key Energy Services, Inc.*	550	2,425
Whiting Petroleum Corp.*	70	2,342
Cameron International Corp.*	110	2,255
Oil States International, Inc.*	120	2,243
Tesoro Corp.	170	2,239

		MARKET
	SHARES	VALUE

Apache Corp.	30	$2,236
Forest Oil Corp.*	110	1,814
Global Industries Ltd.*	460	1,605
Williams Companies, Inc.	110	1,593
Chevron Corp.	20	1,479
Murphy Oil Corp.	30	1,330
Holly Corp.	70	1,276
Massey Energy Co.	90	1,241
Smith International, Inc.	40	916
Oceaneering International, Inc.*	30	874
W&T Offshore, Inc.	60	859
Helix Energy Solutions Group, Inc.*	110	796
XTO Energy, Inc.	20	705
Range Resources Corp.	20	688
Alpha Natural Resources, Inc.*	40	648
Pride International, Inc.*	40	639
Patriot Coal Corp.*	90	563
Cheniere Energy, Inc.*	50	143

Total Energy		210,551

TELECOMMUNICATION SERVICES 1.0%
Verizon Communications, Inc.§	1,090	36,951
MetroPCS Communications, Inc.*§	1,830	27,175
AT&T, Inc.§	830	23,655
Qwest Communications International, Inc.§	3,880	14,123
U.S. Cellular Corp.*§	280	12,107
American Tower Corp. — Class A*§	340	9,969
Deutsche Telekom AG — SP ADR§	630	9,639
Leap Wireless International, Inc. — Class B*§	100	2,689
Windstream Corp.§	250	2,300
Tele Norte Leste Participacoes SA — ADR§	150	2,088
CenturyTel, Inc.§	70	1,913
Frontier Communications Corp.§	210	1,835
tw telecom Inc.*§	150	1,271
NTELOS Holdings Corp.§	50	1,233
NII Holdings, Inc. — Class B*	50	909
Cbeyond, Inc.*§	50	799
Global Crossing*§	100	794
Iowa Telecommunications Services, Inc.§	50	714
Crown Castle International Corp.*§	20	352
Telephone & Data Systems, Inc.	10	318

Total Telecommunication Services		150,834

MATERIALS 1.0%
Crown Holdings, Inc.*§	1,070	20,544
Lubrizol Corp.§	350	12,737
Monsanto Co.§	160	11,256
Airgas, Inc.§	280	10,917
AptarGroup, Inc.§	280	9,867
Sonoco Products Co.§	350	8,106
CF Industries Holdings, Inc.§	150	7,374
Alcoa, Inc.§	620	6,981

40 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

AK Steel Holding Corp.§	630	$5,872
Praxair, Inc.§	90	5,342
The Mosaic Co.§	140	4,844
Dow Chemical Co.§	300	4,527
Reliance Steel & Aluminum Co.§	220	4,387
Nalco Holding Co.§	370	4,270
International Paper Co.§	360	4,248
Allegheny Technologies, Inc.	130	3,319
Ashland, Inc.	310	3,258
Temple-Inland, Inc.§	660	3,168
Freeport-McMoRan Copper & Gold, Inc.	120	2,933
Albemarle Corp.§	100	2,230
Steel Dynamics, Inc.§	150	1,677
United States Steel Corp.§	40	1,488
Martin Marietta Materials, Inc.§	10	971
FMC Corp.§	20	895
PPG Industries, Inc.§	20	849
Sealed Air Corp.	45	672
Greif, Inc. — Class A§	10	334
Southern Copper Corp.§	20	321
Olympic Steel, Inc.	1	20

Total Materials		143,407

Total Common Stocks
(Cost $3,509,855)		3,565,692

EXCHANGE TRADED FUNDS 7.6%
iShares MSCI Emerging Markets Index Fund	23,480	586,296
Liberty All Star Equity Fund§	20,110	70,385
Eaton Vance Tax-Managed Buy-Write Income Fund§	5,520	69,166
Eaton Vance Tax-Managed Buy-Write Opportunities Fund§	6,710	68,442
First Trust Enhanced Equity Income Fund, Inc.§	7,710	68,233
Nuveen Equity Premium and Growth Fund§	6,350	68,135
Nuveen Core Equity Alpha Fund§	7,090	68,135
Nuveen Equity Premium Opportunity Fund§	6,300	67,284
Vanguard Emerging Markets ETF§	2,380	56,406

Total Exchange Traded Funds
(Cost $1,166,098)		1,122,482

	CONTRACTS
OPTIONS PURCHASED 0.2%
Put Options On:
January 2009 S&P 500 Index Futures Contracts Expiring January 2009 with strike price of 840	16	35,000

Total Options Purchased
(Cost $88,061)		35,000

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 29.7%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$1,120,607	$1,120,607
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,120,607	1,120,607
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	1,120,607	1,120,607
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,011,431	1,011,431

Total Repurchase Agreements
(Cost $4,373,252)		4,373,252

Total Long Securities 61.9%
(Cost $9,137,266)		$9,096,426

	SHARES
COMMON STOCKS SOLD SHORT (18.9)%

TELECOMMUNICATION SERVICES (0.1)%
Level 3 Communications, Inc.*	890	(623)
Sprint Nextel Corp.*	1,400	(2,562)
SBA Communications Corp. — Class A*	490	(7,997)

Total Telecommunication Services		(11,182)

ENERGY (0.8)%
Southwestern Energy Co.*	10	(290)
Foundation Coal Holdings, Inc.	60	(841)
Sunoco, Inc.	20	(869)
Walter Industries, Inc.	50	(875)
Arch Coal, Inc.	60	(977)
Frontier Oil Corp.	80	(1,010)
SandRidge Energy, Inc.*	170	(1,045)
Encore Acquisition Co.*	60	(1,531)
Hercules Offshore, Inc.*	340	(1,615)
Tetra Technologies, Inc.*	420	(2,041)
Diamond Offshore Drilling, Inc.	40	(2,358)
El Paso Corp.	380	(2,975)
Southern Union Co.	230	(2,999)
CONSOL Energy Inc.	110	(3,144)
BJ Services Co.	310	(3,618)
Continental Resources, Inc.*	180	(3,728)
Schlumberger Ltd.	90	(3,810)
Baker Hughes, Inc.	130	(4,169)
CNX Gas Corp.*	160	(4,368)
Peabody Energy Corp.	290	(6,598)
Exterran Holdings, Inc.*	310	(6,603)
Overseas Shipholding Group, Inc	180	(7,580)
Plains Exploration & Production Co.*	330	(7,669)
Teekay Corp.	410	(8,057)
IHS, Inc.*	220	(8,232)

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Newfield Exploration Co.*	490	$(9,678)
Denbury Resources, Inc.*	1,350	(14,742)

Total Energy		(111,422)

MATERIALS (1.1)%
Olympic Steel, Inc.	1	(20)
Louisiana-Pacific Corp.	120	(187)
Smurfit-Stone Container Corp.*	960	(245)
Century Aluminum Co.*	30	(300)
RPM International, Inc.	30	(399)
Sealed Air Corp.	35	(523)
Carpenter Technology Corp.	30	(616)
Cliffs Natural Resources, Inc.	30	(768)
Commercial Metals Co.	70	(831)
Nucor Corp.	20	(924)
Titanium Metals Corp.	210	(1,850)
Intrepid Potash, Inc.*	90	(1,869)
Sigma-Aldrich Corp.	50	(2,112)
Owens-Illinois, Inc.*	100	(2,733)
International Flavors & Fragrances, Inc.	100	(2,972)
Celanese Corp.	240	(2,983)
Valhi, Inc.	390	(4,173)
Eastman Chemical Co.	150	(4,757)
Cabot Corp.	370	(5,661)
Chemtura Corp.	4,370	(6,118)
Scotts Miracle-Gro Co. — Class A	230	(6,836)
Eagle Materials, Inc.	450	(8,285)
Pactiv Corp.*	340	(8,459)
Westlake Chemical Corp.	600	(9,774)
Bemis Co., Inc.	480	(11,366)
Weyerhaeuser Co.	430	(13,162)
Valspar Corp.	1,000	(18,090)
Ecolab, Inc.	600	(21,090)
Newmont Mining Corp.	750	(30,525)

Total Materials		(167,628)

CONSUMER STAPLES (1.3)%
Altria Group, Inc.	3	(45)
Tyson Foods, Inc. — Class A	10	(88)
Central European Distribution Corp.*	10	(197)
Rite Aid Corp.*	2,770	(853)
Hormel Foods Corp.	70	(2,176)
Coca-Cola Co.	80	(3,622)
Walgreen Co.	250	(6,167)
Philip Morris International, Inc.	180	(7,832)
Smithfield Foods, Inc.*	650	(9,145)
Dean Foods Co.*	750	(13,478)
Constellation Brands, Inc. — Class A*	870	(13,720)
Hershey Co.	510	(17,717)
Colgate-Palmolive Co.	260	(17,820)
ConAgra Foods, Inc.	1,100	(18,150)
Sara Lee Corp.	2,230	(21,832)

		MARKET
	SHARES	VALUE

Campbell Soup Co.	870	$(26,109)
Avon Products, Inc.	1,570	(37,727)

Total Consumer Staples		(196,678)

UTILITIES (1.5)%
PG&E Corp.	1	(39)
American Electric Power Co., Inc.	10	(333)
Northeast Utilities System	20	(481)
Reliant Energy, Inc.*	170	(983)
Consolidated Edison, Inc.	30	(1,168)
NiSource, Inc.	180	(1,975)
MDU Resources Group, Inc.	130	(2,805)
Exelon Corp.	90	(5,005)
Ameren Corp.	190	(6,319)
Allegheny Energy, Inc.	200	(6,772)
Dynegy, Inc. — Class A*	3,660	(7,320)
CMS Energy Corp.	810	(8,189)
Centerpoint Energy, Inc.	670	(8,455)
Equitable Resources, Inc.	300	(10,065)
Duke Energy Corp.	700	(10,507)
Southern Co.	480	(17,760)
OGE Energy Corp.	690	(17,788)
Xcel Energy Inc.	980	(18,179)
Aqua America, Inc.	1,950	(40,151)
Hawaiian Electric Industries, Inc.	2,250	(49,815)

Total Utilities		(214,109)

CONSUMER DISCRETIONARY (2.3)%
Harte-Hanks, Inc.	30	(187)
American Eagle Outfitters, Inc.	30	(281)
RadioShack Corp.	27	(322)
Jarden Corp.*	30	(345)
Chico’s FAS, Inc.*	90	(376)
Lowe’s Companies, Inc.	20	(430)
Ryland Group, Inc.	30	(530)
Coldwater Creek, Inc.*	220	(627)
Harley-Davidson, Inc.	40	(679)
Lamar Advertising Co. — Class A*	60	(753)
Warner Music Group Corp.	260	(785)
Office Depot, Inc.*	270	(805)
Fortune Brands, Inc.	20	(826)
Dollar Tree, Inc.*	20	(836)
DISH Network Corp. — Class A*	80	(887)
AutoNation, Inc.*	90	(889)
Signet Jewelers Ltd.	110	(954)
Harman International Industries, Inc.	60	(1,004)
Starwood Hotels & Resorts Worldwide, Inc.	60	(1,074)
Boyd Gaming Corp.	240	(1,135)
Wynn Resorts, Ltd.*	30	(1,268)
Penn National Gaming Inc.*	60	(1,283)
Orient-Express Hotels Ltd. — Class A	210	(1,609)
Cooper Industries Ltd. — Class A	60	(1,754)

42 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Macy’s, Inc.	200	$(2,070)
Interpublic Group of Companies, Inc.*	590	(2,336)
Virgin Media, Inc.	490	(2,445)
E.W. Scripps Co. — Class A	1,170	(2,586)
International Game Technology	220	(2,616)
Scientific Games Corp. — Class A*	150	(2,631)
CarMax, Inc.*	360	(2,837)
Jones Apparel Group, Inc.	570	(3,340)
Liz Claiborne, Inc.	1,300	(3,380)
Lennar Corp. — Class A	400	(3,468)
Wyndham Worldwide Corp.	550	(3,602)
DreamWorks Animation SKG, Inc. — Class A	143	(3,612)
Panera Bread Co. — Class A*	70	(3,657)
Brinker International, Inc.	350	(3,689)
Las Vegas Sands Corp.*	630	(3,736)
LKQ Corp.*	340	(3,964)
Kohl’s Corp.*	120	(4,344)
Federal-Mogul Corp.*	1,050	(4,441)
NIKE, Inc. — Class B	90	(4,590)
Hearst-Argyle Television, Inc.	850	(5,151)
Mattel, Inc.	330	(5,280)
Pool Corp.	300	(5,391)
Goodyear Tire & Rubber Co.*	910	(5,433)
Marriott International, Inc. — Class A	280	(5,446)
Coach, Inc.*	280	(5,816)
Morningstar, Inc.*	180	(6,390)
Strayer Education, Inc.	30	(6,432)
Thor Industries, Inc.	500	(6,590)
Yum! Brands, Inc.	220	(6,930)
Eastman Kodak Co.	1,110	(7,304)
Starbucks Corp.*	830	(7,852)
WABCO Holdings, Inc.	540	(8,527)
NVR, Inc.*	20	(9,125)
Saks, Inc.*	2,150	(9,417)
Tim Hortons, Inc.	330	(9,517)
Cablevision Systems Corp. — Class A	590	(9,936)
Home Depot, Inc.	490	(11,280)
Pulte Homes, Inc.	1,450	(15,848)
Choice Hotels International, Inc.	560	(16,834)
Scripps Networks Interactive, Inc. — Class A	790	(17,380)
H&R Block, Inc.	1,000	(22,720)
McDonald’s Corp.	380	(23,632)
Toll Brothers, Inc.*	1,310	(28,073)

Total Consumer Discretionary		(339,287)

HEALTH CARE (2.3)%
Lincare Holdings Inc.	1	(27)
UnitedHealth Group, Inc.	2	(53)
King Pharmaceuticals, Inc.	7	(74)
Celgene Corp.	4	(221)

		MARKET
	SHARES	VALUE

Brookdale Senior Living Inc.	40	$(223)
PerkinElmer, Inc.	40	(556)
Idexx Laboratories, Inc.*	20	(722)
WellCare Health Plans, Inc.*	110	(1,415)
Sepracor, Inc.*	140	(1,537)
Omnicare, Inc.	60	(1,666)
Cerner Corp.*	60	(2,307)
Mylan, Inc.*	240	(2,374)
Waters Corp.*	80	(2,932)
PDL BioPharma, Inc.	480	(2,966)
VCA Antech, Inc.*	180	(3,578)
Health Management Associates, Inc. — Class A*	2,180	(3,902)
Life Technologies Corp.*	170	(3,963)
Hologic, Inc.*	310	(4,052)
Edwards Lifesciences Corp.*	80	(4,396)
IMS Health, Inc. — Class B	330	(5,003)
Express Scripts, Inc.*	100	(5,498)
Schering-Plough Corp.	370	(6,301)
Tenet Healthcare Corp.*	5,830	(6,704)
Amylin Pharmaceuticals, Inc.*	670	(7,269)
Advanced Medical Optics, Inc.*	1,190	(7,866)
Watson Pharmaceuticals, Inc.*	330	(8,768)
Hospira, Inc.*	330	(8,851)
CooperCompanies, Inc.	580	(9,512)
Teleflex, Inc.	200	(10,020)
BioMarin Pharmaceuticals, Inc.*	580	(10,324)
Gilead Sciences, Inc.*	230	(11,762)
Stryker Corp.	330	(13,184)
Techne Corp.	240	(15,485)
Merck & Company, Inc.	520	(15,808)
Boston Scientific Corp.*	2,200	(17,028)
Illumina, Inc.*	730	(19,017)
HLTH Corp.*	2,070	(21,652)
Genzyme Corp.*	350	(23,230)
Allergan, Inc.	600	(24,192)
Cephalon, Inc.*	350	(26,964)
Covidien Ltd.	810	(29,354)

Total Health Care		(340,756)

INFORMATION TECHNOLOGY (2.6)%
Xerox Corp.	7	(56)
ADC Telecommunications, Inc.*	11	(70)
Convergys Corp.	15	(96)
Teradata Corp.*	10	(148)
VeriFone Holdings, Inc.*	50	(245)
Lexmark International, Inc. — Class A*	10	(269)
Sanmina-SCI Corp.*	760	(357)
F5 Networks, Inc.*	20	(457)
Equinix, Inc.*	10	(532)
Autodesk, Inc.*	30	(589)
MoneyGram International, Inc.*	620	(626)
ON Semiconductor Corp.*	210	(714)
DST Systems, Inc.*	20	(760)
VMware, Inc.*	40	(948)

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

Acxiom Corp.	120	$(973)
Kla-Tencor Corp.	50	(1,089)
Yahoo!, Inc.*	90	(1,098)
Unisys Corp.*	2,110	(1,793)
Corning, Inc.	210	(2,001)
JDS Uniphase Corp.*	570	(2,080)
Dell, Inc.*	220	(2,253)
Advanced Micro Devices, Inc.*	1,220	(2,635)
Cognizant Technology Solutions Corp. — Class A*	150	(2,709)
Marvell Technology Group Ltd.*	420	(2,801)
Riverbed Technology, Inc.*	250	(2,848)
MasterCard, Inc.	20	(2,859)
Lam Research Corp.*	140	(2,979)
Google, Inc. — Class A*	10	(3,077)
eBay, Inc.*	230	(3,211)
Total System Services, Inc.	250	(3,500)
Brocade Communications Systems, Inc.*	1,520	(4,256)
Teradyne, Inc.*	1,090	(4,600)
Tech Data Corp.*	260	(4,638)
Cree, Inc.*	360	(5,713)
NetApp, Inc.*	410	(5,728)
Salesforce.com, Inc.*	184	(5,890)
Nuance Communications, Inc.*	620	(6,423)
Novell, Inc.*	1,680	(6,535)
Adobe Systems, Inc.*	320	(6,813)
AVX Corp.	870	(6,908)
Broadcom Corp. — Class A*	430	(7,297)
Akamai Technologies, Inc.*	498	(7,515)
Integrated Device Technology, Inc.*	1,490	(8,359)
VeriSign, Inc.*	440	(8,395)
Motorola, Inc.	1,960	(8,683)
Mettler-Toledo International Inc.*	130	(8,762)
Flir Systems, Inc.*	320	(9,818)
Tyco Electronics Ltd.	610	(9,888)
Rambus, Inc.*	670	(10,666)
International Rectifier Corp.*	880	(11,880)
LSI Logic Corp.*	3,720	(12,239)
Visa Inc.	240	(12,588)
Dolby Laboratories, Inc. — Class A*	390	(12,776)
IAC/InterActiveCorp*	870	(13,685)
Hewitt Associates, Inc. — Class A*	490	(13,906)
Atmel Corp.*	5,320	(16,652)
Tellabs, Inc.*	4,060	(16,727)
Electronic Arts, Inc.*	1,050	(16,842)
SAIC, Inc.*	1,020	(19,870)
Altera Corp.	1,200	(20,052)
Paychex, Inc.	770	(20,236)
Diebold, Inc.	750	(21,068)

Total Information Technology		(389,181)

		MARKET
	SHARES	VALUE

INDUSTRIALS (2.8)%
General Dynamics Corp.	11	$(577)
Southwest Airlines Co.	74	(638)
Armstrong World Industries, Inc	30	(649)
Weatherford International Ltd.*	60	(649)
Goodrich Corp.	30	(1,111)
Danaher Corp.	20	(1,132)
BE Aerospace, Inc.*	150	(1,153)
Pall Corp.	60	(1,706)
Graco, Inc.	80	(1,898)
HNI Corp.	130	(2,059)
Harsco Corp.	80	(2,214)
Spirit Aerosystems Holdings, Inc. — Class A*	220	(2,237)
Ingersoll-Rand Company Ltd. — Class A	130	(2,255)
Cummins Inc.	90	(2,406)
Shaw Group Inc.*	140	(2,866)
Rockwell Automation, Inc.	90	(2,902)
General Electric Co.	180	(2,916)
Crane Co.	170	(2,931)
Cintas Corp.	130	(3,020)
AGCO Corp.*	130	(3,067)
PACCAR Inc.	110	(3,146)
Corrections Corp. of America*	200	(3,272)
AMETEK, Inc.	120	(3,625)
Masco Corp.	370	(4,118)
USG Corp.*	610	(4,904)
Robert Half International, Inc.	240	(4,997)
Corporate Executive Board Co.	270	(5,956)
Monster Worldwide, Inc.*	510	(6,166)
Jacobs Engineering Group Inc.*	140	(6,734)
Tyco International Ltd.	330	(7,128)
FTI Consulting, Inc.*	160	(7,149)
Donaldson Company, Inc.	230	(7,740)
Con-way Inc.	310	(8,246)
Rockwell Collins, Inc.	230	(8,991)
First Solar, Inc.*	70	(9,657)
SunPower Corp.*	270	(9,990)
UTi Worldwide, Inc.	730	(10,468)
Avery Dennison Corp.	340	(11,128)
Fastenal Co.	380	(13,243)
Expeditors International of Washington, Inc.	420	(13,973)
FedEx Corp.	240	(15,396)
Owens Corning, Inc.*	900	(15,570)
CH Robinson Worldwide, Inc.	310	(17,059)
Stericycle, Inc.*	370	(19,270)
Landstar System, Inc.	720	(27,670)
Dun & Bradstreet Corp.	390	(30,108)
Pitney Bowes, Inc.	1,360	(34,653)
United Parcel Service, Inc. — Class B	1,100	(60,676)

Total Industrials		(409,419)

44 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)
December 31, 2008
     HEDGED EQUITY FUND

		MARKET
	SHARES	VALUE

FINANCIALS (4.1)%
Taubman Centers, Inc.	10	$(254)
CapitalSource, Inc.	60	(277)
Endurance Specialty Holdings Ltd.	10	(305)
TD Ameritrade Holding Corp.*	30	(427)
Northern Trust Corp.	10	(521)
XL Capital	170	(629)
HRPT Properties Trust	230	(775)
Unitrin, Inc.	50	(797)
Legg Mason, Inc.	40	(876)
MBIA, Inc.*	230	(936)
SEI Investments Co.	60	(943)
Colonial BancGroup, Inc.	560	(1,159)
AMB Property Corp.	50	(1,171)
Duke Realty Corp.	110	(1,206)
T. Rowe Price Group, Inc.	40	(1,418)
Whitney Holding Corp.	90	(1,439)
Nasdaq OMX Group, Inc.*	60	(1,483)
American Express Co.	80	(1,484)
MGIC Investment Corp.	480	(1,670)
Wells Fargo & Co.	60	(1,769)
GLG Partners, Inc.	800	(1,816)
Jefferies Group, Inc.	130	(1,828)
Kimco Realty Corp.	110	(2,011)
Old Republic International Corp.	190	(2,265)
Liberty Property Trust	100	(2,283)
East West Bancorp, Inc.	150	(2,395)
AvalonBay Communities, Inc.	40	(2,423)
Health Care REIT, Inc.	60	(2,532)
Kilroy Realty Corp.	80	(2,677)
First Citizens BancShares, Inc. — Class A	20	(3,056)
Marshall & Ilsley Corp.	230	(3,137)
Leucadia National Corp.*	160	(3,168)
U.S. Bancorp	130	(3,251)
E*Trade Financial Corp.*	3,020	(3,473)
Cullen/Frost Bankers, Inc.	70	(3,548)
KeyCorp	420	(3,578)
Forest City Enterprises, Inc. — Class A	560	(3,752)
Plum Creek Timber Company, Inc.	110	(3,821)
MSCI, Inc. — Class A*	220	(3,907)
BRE Properties, Inc.	140	(3,917)
Citigroup, Inc.	600	(4,026)
MF Global Ltd.*	2,010	(4,100)
Zions Bancorporation	180	(4,412)
Eaton Vance Corp.	210	(4,412)
UDR, Inc.	340	(4,689)
Brandywine Realty Trust	690	(5,320)
Student Loan Corp.	140	(5,740)
Allied Capital Corp.	2,140	(5,757)
Morgan Stanley	370	(5,935)

		MARKET
	SHARES	VALUE

Camden Property Trust	190	$(5,955)
Regency Centers Corp.	150	(7,005)
First Horizon National Corp.	700	(7,399)
Synovus Financial Corp.	940	(7,802)
Popular, Inc.	1,590	(8,204)
Conseco, Inc.*	1,600	(8,288)
Equity Residential	280	(8,350)
Moody’s Corp.	440	(8,840)
Fifth Third Bancorp	1,110	(9,169)
First American Corp.	320	(9,245)
St Joe Co.*	390	(9,485)
Public Storage	120	(9,540)
Capitol Federal Financial	210	(9,576)
Huntington Bancshares, Inc.	1,260	(9,652)
New York Community Bancorp, Inc.	880	(10,525)
Bank of America Corp.	760	(10,701)
Fidelity National Financial, Inc — Class A	630	(11,182)
SLM Corp.*	1,270	(11,303)
Essex Property Trust, Inc.	150	(11,512)
Simon Property Group, Inc.	220	(11,689)
Franklin Resources, Inc.	210	(13,394)
Ventas, Inc.	400	(13,428)
Brown & Brown, Inc.	920	(19,228)
PNC Financial Services Group, Inc.	420	(20,580)
Lazard Ltd. — Class A	700	(20,818)
Federal Realty Investment Trust	350	(21,728)
Hudson City Bancorp, Inc.	1,380	(22,025)
Digital Realty Trust, Inc.	700	(22,995)
M&T Bank Corp.	420	(24,112)
Marsh & McLennan Companies, Inc.	2,170	(52,666)
TFS Financial Corp.	4,360	(56,244)

Total Financials		(595,408)

Total Common Stocks Sold Short
(Proceeds $2,843,299)		(2,775,070)

	CONTRACTS
OPTIONS WRITTEN (1.1)%
Call Options On:
January 2009 S&P 500 Index Futures Contracts Expiring January 2009 with strike price of 880	16	(160,000)

Total Options Written
(Premiums Received $168,739)		(160,000)

Other Assets in Excess of Other Liabilities – 58.1%		$8,548,997

Net Assets – 100.0%		$14,710,353

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     HEDGED EQUITY FUND

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

FUTURES CONTRACTS PURCHASED
March 2009 S&P 500 Index Mini Futures Contracts (Aggregate Market Value of Contracts $5,448,025)	121	$91,661
March 2009 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Market Value of Contracts $1,175,460)	22	49,124
March 2009 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $735,600)	16	47,647
March 2009 Dow Jones STOXX 50 Futures Contracts (Aggregate Market Value of Contracts $1,061,588)	36	44,974
March 2009 Russell 2000 Index Mini Futures Contracts (Aggregate Market Value of Contracts $1,281,800)	26	27,000

(Total Aggregate Market Value of Contracts $9,702,473)		$260,406

FUTURES CONTRACTS SOLD SHORT
March 2009 Dow Jones Euro STOXX 50 Index Futures Contracts (Aggregate Market Value of Contracts $211,379)	6	$(18,213)

*	Non-Income Producing Security.

†	Repurchase Agreements — See Note 6.

§	All or a portion of this security is pledged as short security collateral at December 31, 2008.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.
46 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     INTERNATIONAL ROTATION FUND

		MARKET
	SHARES	VALUE

EXCHANGE TRADED FUNDS 13.5%
iShares MSCI Switzerland Index Fund	87,600	$1,624,104

Total Exchange Traded Funds
(Cost $1,554,812)		1,624,104

	FACE
	AMOUNT
REPURCHASE AGREEMENTS† 73.3%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$2,268,629	2,268,629
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	2,268,629	2,268,629
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	2,268,629	2,268,629
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	2,047,606	2,047,606

Total Repurchase Agreements
(Cost $8,853,493)		8,853,493

Total Investments 86.8%
(Cost $10,408,305)		$10,477,597

Other Assets in Excess of Liabilities – 13.2%		$1,593,233

Net Assets – 100.0%		$12,070,830

		Unrealized
	Contracts	Gain

CURRENCY FUTURES CONTRACTS
PURCHASED
March 2009 Japanese Yen Futures Contracts (Aggregate Market Value of Contracts $2,760,250)	20	$32,294

FUTURES CONTRACTS PURCHASED
March 2009 FTSE 100 Index Futures Contracts (Aggregate Market Value of Contracts $4,446,451)	68	$293,411
January 2009 OMX Stockholm 30 Index Futures Contracts (Aggregate Market Value of Contracts $918,621)	107	25,127
March 2009 S&P/Toronto Stock Exchange 60 Index Futures Contracts (Aggregate Market Value of Contracts $978,320)	11	67,589

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

March 2009 Nikkei-225 Stock Average Index Futures Contracts (Aggregate Market Value of Contracts $2,988,375)	65	$191,528
January 2009 CAC 40 10 Euro Futures Contracts (Aggregate Market Value of Contracts $1,177,729)	26	35,072

(Total Aggregate Market Value of Contracts $10,509,496)		$612,727

CURRENCY FUTURES CONTRACTS
SOLD SHORT
March 2009 Swiss Franc Futures Contracts (Aggregate Market Value of Contracts $1,526,688)	13	$(159,174)

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2008
     MANAGED FUTURES STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENTS† 100.8%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	$1,656,169	$1,656,169
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	1,656,169	1,656,169
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	1,656,169	1,656,169
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,494,814	1,494,814

Total Repurchase Agreements
(Cost $6,463,321)		6,463,321

Total Investments 100.8%
(Cost $6,463,321)		$6,463,321

Liabilities in Excess of
Other Assets – (0.8)%		$(50,532)

Net Assets – 100.0%		$6,412,789

		Unrealized
	Contracts	Gain

CURRENCY FUTURES CONTRACTS
PURCHASED
March 2009 Japanese Yen
Futures Contracts
(Aggregate Market Value
of Contracts $828,075)	6	$19,172

FUTURES CONTRACTS PURCHASED
March 2009 U.S. Treasury Note
Futures Contracts
(Aggregate Market Value
of Contracts $502,813)	4	$6,557
March 2009 U.S. Treasury Bond
Futures Contracts
(Aggregate Market Value
of Contracts $552,125)	4	12,994

(Total Aggregate Market Value of Contracts $1,054,938)		$19,551

COMMODITY FUTURES CONTRACTS
SOLD SHORT
March 2009 Copper
Futures Contracts
(Aggregate Market Value
of Contracts $384,863)	11	$52,370
February 2009 Live Cattle
Futures Contracts
(Aggregate Market Value
of Contracts $172,150)	5	14,849

		UNREALIZED
	CONTRACTS	Gain (Loss)

March 2009 Coffee
Futures Contracts
(Aggregate Market Value
of Contracts $126,056)	3	$3,493
February 2009 Lean Hogs
Futures Contracts
(Aggregate Market Value
of Contracts $97,280)	4	2,356
March 2009 Sugar
Futures Contracts
(Aggregate Market Value
of Contracts $79,363)	6	981
June 2009 Lean Hogs
Futures Contracts
(Aggregate Market Value
of Contracts $63,920)	2	(91)
June 2009 Live Cattle
Futures Contracts
(Aggregate Market Value
of Contracts $68,960)	2	(451)
March 2009 Cotton
Futures Contracts
(Aggregate Market Value
of Contracts $73,530)	3	(3,834)
March 2009 Corn
Futures Contracts
(Aggregate Market Value
of Contracts $325,600)	16	(8,328)
March 2009 Silver
Futures Contracts
(Aggregate Market Value
of Contracts $113,750)	2	(13,010)
March 2009 Wheat
Futures Contracts
(Aggregate Market Value
of Contracts $183,225)	6	(16,599)
March 2009 Soybean
Futures Contracts
(Aggregate Market Value
of Contracts $392,000)	8	(19,621)
March 2009 Cocoa
Futures Contracts
(Aggregate Market Value
of Contracts $79,950)	3	(21,540)
February 2009 Gold
Futures Contracts
(Aggregate Market Value
of Contracts $264,150)	3	(43,287)

(Total Aggregate Market Value
of Contracts $2,424,797)		$(52,712)

48 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     MANAGED FUTURES STRATEGY FUND

		UNREALIZED
	CONTRACTS	GAIN (LOSS)

CURRENCY FUTURES CONTRACTS
SOLD SHORT
March 2009 British Pound
Futures Contracts
(Aggregate Market Value
of Contracts $364,225)	4	$3,015
March 2009 Canadian Dollar
Futures Contracts
(Aggregate Market Value
of Contracts $82,140)	1	(2,723)
March 2009 Australian Dollar
Futures Contracts
(Aggregate Market Value
of Contracts $141,320)	2	(13,645)
March 2009 Swiss Franc
Futures Contracts
(Aggregate Market Value
of Contracts $117,438)	1	(13,853)
March 2009 Euro
Futures Contracts
(Aggregate Market Value
of Contracts $871,000)	5	(81,019)

(Total Aggregate Market Value
of Contracts $1,576,123)		$(108,225)

†	Repurchase Agreements — See Note 6.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS
December 31, 2008
     REAL ESTATE FUND

		MARKET
	SHARES	VALUE

COMMON STOCKS 98.3%

REAL ESTATE INVESTMENT TRUST (REIT) 90.8%

SPECIALIZED REIT 26.4%
Public Storage	6,701	$532,730
HCP, Inc.	13,031	361,871
Plum Creek Timber Co., Inc. (REIT)	9,389	326,174
Ventas, Inc.	8,929	299,746
Health Care REIT, Inc.	7,004	295,569
Host Hotels & Resorts, Inc.	34,466	260,908
Nationwide Health Properties, Inc.	8,262	237,285
Rayonier, Inc.	6,788	212,804
Senior Housing Properties Trust	11,451	205,202
Hospitality Properties Trust	12,705	188,923
Omega Healthcare Investors, Inc.	10,355	165,369
Healthcare Realty Trust, Inc.	6,976	163,796
Sovran Self Storage, Inc.	3,872	139,392
Entertainment Properties Trust	4,115	122,627
Extra Space Storage, Inc.	11,780	121,570
Potlatch Corp.	4,518	117,513
DiamondRock Hospitality Co.	21,158	107,271
LaSalle Hotel Properties	7,754	85,682
Medical Properties Trust Inc.	12,926	81,563
U-Store-It Trust	12,113	53,903

Total Specialized REIT		4,079,898

RETAIL REIT 18.5%
Simon Property Group, Inc.	8,285	440,182
Federal Realty Investment Trust	4,305	267,254
KIMCO Realty Corp.	14,575	266,431
Regency Centers Corp.	5,660	264,322
Realty Income Corp.	9,768	226,129
Equity One, Inc.	9,747	172,522
Weingarten Realty Investors	8,264	170,982
Tanger Factory Outlet Centers, Inc.	4,458	167,710
National Retail Properties, Inc.	9,279	159,506
Inland Real Estate Corp.	11,050	143,429
Taubman Centers, Inc.	5,632	143,391
Macerich Co.	6,325	114,862
Acadia Realty Trust	6,070	86,619
CBL & Associates Properties, Inc.	11,209	72,859
Pennsylvania Real Estate Investment Trust	8,440	62,878
Developers Diversified Realty Corp.	11,648	56,842
General Growth Properties, Inc.	32,841	42,365

Total Retail REIT		2,858,283

OFFICE REIT 14.5%
Boston Properties, Inc.	5,843	321,365
Digital Realty Trust, Inc.	6,311	207,317
Highwoods Properties, Inc.	7,294	199,564
Corporate Office Properties Trust SBI	5,986	183,770
Mack-Cali Realty Corp.	7,275	178,238

		MARKET
	SHARES	VALUE

Alexandria Real Estate Equities, Inc.	2,821	$170,219
Douglas Emmett, Inc.	12,362	161,448
Duke Realty Corp.	14,048	153,966
Kilroy Realty Corp.	4,317	144,447
SL Green Realty Corp.	5,217	135,120
HRPT Properties Trust	32,855	110,721
BioMed Realty Trust, Inc.	9,331	109,359
Brandywine Realty Trust	13,280	102,389
Lexington Realty Trust	13,116	65,580

Total Office REIT		2,243,503

RESIDENTIAL REIT 13.6%
Equity Residential	12,873	383,873
AvalonBay Communities, Inc.	4,570	276,850
Essex Property Trust, Inc.	2,356	180,823
Camden Property Trust	5,575	174,720
UDR, Inc.	12,224	168,569
Home Properties, Inc.	3,941	160,005
BRE Properties, Inc. — Class A	5,419	151,624
Equity Lifestyle Properties, Inc.	3,636	139,477
Mid-America Apartment Communities, Inc.	3,687	137,009
American Campus Communities, Inc.	5,720	117,146
Apartment Investment &
Management Co. — Class A	9,233	106,641
Post Properties, Inc.	6,197	102,250

Total Residential REIT		2,098,987

MORTGAGE REIT 6.8%
Annaly Capital Management, Inc.	29,706	471,434
MFA Mortgage Investments, Inc.	27,625	162,711
Capstead Mortgage Corp.	11,000	118,470
CapitalSource, Inc.	24,820	114,669
Redwood Trust, Inc.	6,989	104,206
iStar Financial, Inc.	34,282	76,449

Total Mortgage REIT		1,047,939

DIVERSIFIED REIT 6.2%
Vornado Realty Trust	6,896	416,174
Liberty Property Trust	8,496	193,964
Washington Real Estate Investment Trust	5,980	169,234
Cousins Properties, Inc.	7,463	103,362
Colonial Properties Trust	8,804	73,337

Total Diversified REIT		956,071

INDUSTRIAL REIT 4.8%
ProLogis	14,598	202,766
AMB Property Corp.	8,120	190,170
Eastgroup Properties, Inc.	3,810	135,560
DCT Industrial Trust, Inc.	25,700	130,042
First Industrial Realty Trust, Inc.	7,951	60,030
DuPont Fabros Technology, Inc.	10,041	20,785

Total Industrial REIT		739,353

Total Real Estate Investment Trust (REIT)		14,024,034

50 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)
December 31, 2008
     REAL ESTATE FUND

		MARKET
	SHARES	VALUE

REAL ESTATE MANAGEMENT & DEVELOPMENT 7.5%
Brookfield Asset Management, Inc. — Class A	24,379	$372,267
Brookfield Properties Corp.	27,686	214,013
The St. Joe Co.*	7,896	192,031
Jones Lang LaSalle, Inc.	4,728	130,965
CB Richard Ellis Group, Inc. — Class A*	23,610	101,995
Forestar Real Estate Group, Inc.*	7,980	75,970
Forest City Enterprises, Inc. — Class A	9,283	62,196

Total Real Estate Management & Development		1,149,437

Total Common Stocks
(Cost $14,306,911)		15,173,471

	FACE
	AMOUNT
REPURCHASE AGREEMENT† 1.0%
Credit Suisse Group
issued 12/31/08 at 0.03%
due 01/02/09	$157,076	157,076

Total Repurchase Agreement
(Cost $157,076)		157,076

Total Investments 99.3%
(Cost $14,463,987)		$15,330,547

Other Assets in Excess
of Liabilities – 0.7%		$106,737

Net Assets – 100.0%		$15,437,284

*	Non-Income Producing Security.

†	Repurchase Agreement — See Note 6.

REIT — Estate Investment Trust.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS
December 31, 2008
     STRENGTHENING DOLLAR 2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 42.7%
Federal Farm Credit Bank* 0.25% due 01/02/09	$1,000,000	$1,000,000
Farmer Mac* 0.07% due 01/07/09	1,000,000	999,990
Federal Home Loan Bank* 0.20% due 01/06/09	1,000,000	999,978

Total Federal Agency Discount Notes
(Cost $2,999,968)		2,999,968

REPURCHASE AGREEMENTS† 53.0%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	953,804	953,804
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	953,804	953,804
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	953,804	953,804
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	860,879	860,879

Total Repurchase Agreements
(Cost $3,722,291)		3,722,291

Total Investments 95.7%
(Cost $6,722,259)		$6,722,259

Other Assets in Excess
of Liabilities – 4.3%		$301,317

Net Assets – 100.0%		$7,023,576

		Unrealized
	Contracts	Loss

CURRENCY FUTURES CONTRACTS PURCHASED
March 2009 U.S. Dollar
Index Futures Contracts
(Aggregate Market Value
of Contracts $12,733,250)	155	$(448,962)

	UNITS
CURRENCY INDEX SWAP AGREEMENT
Goldman Sachs International
February 2009 U.S. Dollar
Index Swap, Terminating
02/25/09**
(Notional Market
Value $1,516,613)	18,503	$(101,832)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

†	Repurchase Agreements — See Note 6.
52 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     WEAKENING DOLLAR 2x STRATEGY FUND

	FACE	MARKET
	AMOUNT	VALUE

FEDERAL AGENCY DISCOUNT NOTES 13.7%
Farmer Mac*
0.07% due 01/07/09	$500,000	$499,994
Federal Home Loan Bank*
0.20% due 01/06/09	500,000	499,989
Freddie Mac**
0.05% due 01/20/09	500,000	499,988

Total Federal Agency Discount Notes
(Cost $1,499,971)		1,499,971

REPURCHASE AGREEMENTS† 73.0%
Mizuho Financial Group, Inc. issued 12/31/08 at 0.02% due 01/02/09	2,051,421	2,051,421
UBS Financial Services, Inc. issued 12/31/08 at 0.01% due 01/02/09	2,051,421	2,051,421
Morgan Stanley issued 12/31/08 at 0.01% due 01/02/09	2,051,421	2,051,421
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	1,851,557	1,851,557

Total Repurchase Agreements
(Cost $8,005,820)		8,005,820

Total Investments 86.7%
(Cost $9,505,791)		$9,505,791

Other Assets in Excess
of Liabilities – 13.3%		$1,459,328

Net Assets – 100.0%		$10,965,119

		Unrealized
	Contracts	Gain (Loss)

CURRENCY FUTURES CONTRACTS
SOLD SHORT
March 2009 U.S. Dollar Index
Futures Contracts
(Aggregate Market Value
of Contracts $12,240,350)	149	$583,674

	UNITS
CURRENCY INDEX SWAP AGREEMENT
SOLD SHORT
Goldman Sachs International
February 2009 U.S. Dollar
Index Swap, Terminating
02/25/09††
(Notional Market
Value $9,775,635)	119,266	$(50,744)

*	The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

**	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

†	Repurchase Agreements — See Note 6.

††	Total Return based on U.S. Dollar Index +/- financing at a variable rate.
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 53

STATEMENTS OF ASSETS AND LIABILITIES

			Absolute	Alternative
	Multi-Cap	Sector	Return	Strategies
	Core Equity	Rotation	Strategies	Allocation
	Fund	Fund	Fund	Fund

Assets
Investment Securities	$1,986,839	$70,934,306	$14,772,137	$391,313
Investment Securities in Affiliated Funds	—	—	—	2,395,037
Repurchase Agreements	140,988	929,453	9,413,040	347,233

Total Investments	2,127,827	71,863,759	24,185,177	3,133,583
Segregated Cash with Broker	17,050	—	2,757,386	—
Cash	—	—	111,484	—
Deposits with Brokers for Securities Sold Short	—	—	10,092,024	—
Variation Margin on Futures Contracts	2,445	—	91,231	—
Receivable for Securities Sold	750	6,319,951	6,757,692	—
Receivable for Fund Shares Sold	9,787	9,341	49,393	7,459
Investment Income Receivable	3,356	171,443	19,464	—

Total Assets	2,161,215	78,364,494	44,063,851	3,141,042

Liabilities
Short Sales at Market Value	—	—	8,383,871	—
Written Options at Market Value	—	—	207,000	—
Unrealized Depreciation on Swap Agreements	—	—	—	—
Payable for Swap Settlement	—	—	—	—
Variation Margin on Futures Contracts	—	—	—	—
Payable for Securities Purchased	—	5,613,741	2,403,670	—
Payable for Fund Shares Redeemed	27	136,868	359	3,435
Investment Advisory Fees Payable	548	55,412	33,366	—
Transfer Agent and Administrative Fees Payable	444	15,392	—	—
Distribution and Service Fees Payable	444	15,392	—	—
Portfolio Accounting Fees Payable	177	6,157	—	—
Custody Fees Payable	58	2,051	—	—
Short Sales Dividends Payable	—	—	13,891	—
Other Accrued Fees	3,265	80,702	—	—

Total Liabilities	4,963	5,925,715	11,042,157	3,435

Net Assets	$2,156,252	$72,438,779	$33,021,694	$3,137,607

Net Assets Consist of
Paid-In Capital	$3,997,297	$109,956,077	$40,996,275	$3,863,115
Undistributed Net Investment Income	—	58,031	413,645	—
Accumulated Net Realized Gain (Loss) on Investments	(1,799,659)	(38,099,652)	(9,119,492)	(26,526)
Net Unrealized Appreciation (Depreciation) on Investments	(41,386)	524,323	731,266	(698,982)

Net Assets	$2,156,252	$72,438,779	$33,021,694	$3,137,607

Shares Outstanding	148,440	8,004,122	1,574,513	157,500

Net Asset Values	$14.53	$9.05	$20.97	$19.92

Cost of Investments	$2,173,354	$71,339,436	$24,461,868	$3,832,565
Proceeds from Short Sales	—	—	8,778,328	—
Premiums Received for Written Options	—	—	218,571	—
54 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

December 31, 2008

			Managed
			Futures		Strengthening	Weakening
Commodities	Hedged	International	Strategy		Dollar 2x	Dollar 2x
Strategy	Equity	Rotation	Fund	Real Estate	Strategy	Strategy
Fund	Fund	Fund	(Consolidated)	Fund	Fund	Fund

$9,552,637	$4,723,174	$1,624,104	$—	$15,173,471	$2,999,968	$1,499,971
—	—	—	—	—	—	—
6,520,845	4,373,252	8,853,493	6,463,321	157,076	3,722,291	8,005,820

16,073,482	9,096,426	10,477,597	6,463,321	15,330,547	6,722,259	9,505,791
—	2,864,697	1,518,149	480,612	—	990,139	1,797,120
—	117,527	148	—	—	—	—
—	3,374,616	—	—	—	—	—
—	119,326	196,607	—	—	57,354	—
—	2,828,731	—	—	816,497	—	—
242,644	—	—	43,475	273	—	22,861
2,682	9,847	—	—	158,925	—	—

16,318,808	18,411,170	12,192,501	6,987,408	16,306,242	7,769,752	11,325,772

—	2,775,070	—	—	—	—	—
—	160,000	—	—	—	—	—
—	—	—	—	—	101,832	50,744
—	—	—	—	—	166,407	130,550
—	—	—	167,906	—	—	55,130
492,864	712,446	91,338	—	—	—	—
75	32,672	9,110	394,330	825,540	456,495	102,642
4,834	14,795	8,504	4,143	10,270	7,861	7,235
2,884	—	2,362	1,151	3,021	2,184	2,010
2,884	—	2,362	1,151	3,021	2,184	2,010
1,153	—	945	460	1,208	873	804
389	—	308	154	406	281	262
—	5,834	—	—	—	—	—
32,408	—	6,742	5,324	25,492	8,059	9,266

537,491	3,700,817	121,671	574,619	868,958	746,176	360,653

$15,781,317	$14,710,353	$12,070,830	$6,412,789	$15,437,284	$7,023,576	$10,965,119

$33,530,795	$18,261,426	$16,130,190	$6,582,617	$31,600,724	$6,202,849	$13,052,626
234,352	119,261	89,971	—	761,295	—	2,388
(17,801,737)	(3,948,655)	(4,704,470)	(47,614)	(17,791,295)	1,371,521	(2,622,825)
(182,093)	278,321	555,139	(122,214)	866,560	(550,794)	532,930

$15,781,317	$14,710,353	$12,070,830	$6,412,789	$15,437,284	$7,023,576	$10,965,119

1,375,994	766,681	701,676	266,082	881,433	330,489	436,914

$11.47	$19.19	$17.20	$24.10	$17.51	$21.25	$25.10

$16,255,575	$9,137,266	$10,408,305	$6,463,321	$14,463,987	$6,722,259	$9,505,791
—	2,843,299	—	—	—	—	—
—	168,739	—	—	—	—	—
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 55

STATEMENTS OF OPERATIONS

			Absolute	Alternative
	Multi-Cap	Sector	Return	Strategies
	Core Equity	Rotation	Strategies	Allocation
	Fund	Fund	Fund	Fund **

Investment Income
Interest	$4,100	$43,379	$418,687	$570
Income from Securities Lending, net	5,543	96,536	14,284	—
Dividends, Net of Foreign Tax Withheld	83,823	1,714,250	424,786	—
Dividends from Affiliated Funds	—	—	—	51,478

Total Income	93,466	1,854,165	857,757	52,048

Expenses
Investment Advisory Fees	15,151	969,755	397,139	—
Transfer Agent and Administrative Fees	10,312	269,377	—	—
Audit and Outside Service Fees	2,541	61,806	—	—
Portfolio Accounting Fees	4,125	107,751	—	—
Registration Fees	18	6,944	—	—
Short Sales Dividend Expense	—	—	229,327	—
Trustees’ Fees*	638	10,806	—	—
Shareholder Service Fees	10,312	269,377	—	—
Custody Fees	1,330	36,895	—	16
Miscellaneous	2,073	63,413	—	—

Total Expenses	46,500	1,796,124	626,466	16

Less Expenses Waived by Advisor	—	—	—	—

Net Expenses	46,500	1,796,124	626,466	16

Net Investment Income (Loss)	46,966	58,041	231,291	52,032

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Investment Securities	(1,437,599)	(37,950,846)	(7,608,538)	(60,345)
Credit Default/Currency Index Swaps	—	—	(206,451)	—
Futures Contracts	26,551	—	(7,785,068)	—
Realized Gain Distributions Received from Affiliated Funds	—	—	—	46,996
Securities Sold Short	—	—	6,741,743	—
Written Options	—	—	1,640,894	—

Total Net Realized Gain (Loss)	(1,411,048)	(37,950,846)	(7,217,420)	(13,349)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(138,343)	(16,515,189)	(1,372,006)	(698,982)
Credit Default/Currency Index Swaps	—	—	11,668	—
Futures Contracts	4,141	—	760,043	—
Securities Sold Short	—	—	214,955	—

Net Change in Unrealized Appreciation (Depreciation)	(134,202)	(16,515,189)	(385,340)	(698,982)

Net Gain (Loss) on Investments	(1,545,250)	(54,466,035)	(7,602,760)	(712,331)

Net Increase (Decrease) in Net Assets from Operations	$(1,498,284)	$(54,407,994)	$(7,371,469)	$(660,299)

Rebate Income on Proceeds for Securities Sold Short,
included in Interest	$—	$—	$130,463	$—
Foreign Tax Withheld	22	28,618	90	—

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

**	Since the commencement of operations: March 27, 2008 — International Rotation Fund; May 1, 2008 — Alternative Strategies Allocation Fund; November 7, 2008 — Managed Futures Strategy Fund.
56 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Year Ended December 31, 2008

			Managed
			Futures		Strengthening	Weakening
Commodities	Hedged	International	Strategy		Dollar 2x	Dollar 2x
Strategy	Equity	Rotation	Fund	Real Estate	Strategy	Strategy
Fund	Fund	Fund **	(Consolidated) **	Fund	Fund	Fund

$990,332	$113,188	$67,238	$928	$1,845	$97,501	$255,196
24,141	3,286	—	—	56,308	—	—
—	129,767	58,644	—	1,175,356	—	—
—	—	—	—	—	—	—

1,014,473	246,241	125,882	928	1,233,509	97,501	255,196

411,151	117,181	65,227	6,758	248,750	68,170	120,412
137,050	—	18,119	1,878	73,162	18,936	33,448
25,374	—	4,963	1,006	19,925	6,080	7,051
54,820	—	7,248	751	29,265	7,575	13,379
88	—	71	3,787	198	1,460	2,631
—	81,259	—	—	—	—	—
5,229	—	476	6	4,540	607	1,377
137,050	—	18,119	1,878	73,162	18,936	33,448
14,563	—	696	246	8,595	2,110	3,593
33,673	1,460	4,758	652	14,617	4,514	8,735

818,998	199,900	119,677	16,962	472,214	128,388	224,074

(111,808)	—	—	—	—	—	—

707,190	199,900	119,677	16,962	472,214	128,388	224,074

307,283	46,341	6,205	(16,034)	761,295	(30,887)	31,122

(13,451,471)	(1,906,705)	(1,303,125)	—	(13,156,711)	—	—
—	—	—	—	—	276,598	(326,750)
—	(3,530,268)	(3,317,579)	(47,614)	—	1,275,165	(2,288,149)
—	—	—	—	—	—	—
—	1,852,657	—	—	—	—	—
—	798,828	—	—	—	—	—

(13,451,471)	(2,785,488)	(4,620,704)	(47,614)	(13,156,711)	1,551,763	(2,614,899)

(2,863,792)	(411,529)	69,292	—	(4,120,215)	—	—
—	—	—	—	—	(217,791)	198,607
—	270,127	485,847	(122,214)	—	(448,962)	583,673
—	(28,234)	—	—	—	—	—

(2,863,792)	(169,636)	555,139	(122,214)	(4,120,215)	(666,753)	782,280

(16,315,263)	(2,955,124)	(4,065,565)	(169,828)	(17,276,926)	885,010	(1,832,619)

$(16,007,980)	$(2,908,783)	$(4,059,360)	$(185,862)	$(16,515,631)	$854,123	$(1,801,497)

$—	$56,176	$—	$—	$—	$—	$—
—	505	—	—	4,659	—	—
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 57

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap		Sector Rotation
	Core Equity Fund		Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income (Loss)	$46,966	$50,109	$58,041	$(141,252)
Net Realized Gain (Loss) on Investments	(1,411,048)	103,836	(37,950,846)	6,536,938
Net Change in Unrealized Appreciation (Depreciation) on Investments	(134,202)	(528,643)	(16,515,189)	10,979,956

Net Increase (Decrease) in Net Assets from Operations	(1,498,284)	(374,698)	(54,407,994)	17,375,642

Distributions to Shareholders from:**
Net Investment Income	(65,755)	(47,289)	—	—
Realized Gain on Investments	(4,768)	(627,576)	(291,136)	(9,242,522)

Total Distributions to Shareholders	(70,523)	(674,865)	(291,136)	(9,242,522)

Share Transactions
Proceeds from Shares Purchased	8,746,774	17,377,068	80,844,781	86,281,041
Value of Shares Purchased through Dividend Reinvestment	70,523	674,865	291,136	9,242,522
Cost of Shares Redeemed	(11,352,016)	(19,100,510)	(84,164,328)	(61,162,925)

Net Increase (Decrease) in Net Assets From Share Transactions	(2,534,719)	(1,048,577)	(3,028,411)	34,360,638

Net Increase (Decrease) in Net Assets	(4,103,526)	(2,098,140)	(57,727,541)	42,493,758
Net Assets — Beginning of Period	6,259,778	8,357,918	130,166,320	87,672,562

Net Assets — End of Period	$2,156,252	$6,259,778	$72,438,779	$130,166,320

Undistributed Net Investment Income (Loss)—End of Period	$—	$16,207	$58,031	$—

*	Since commencement of operations: May 1, 2008

**	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
58 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Absolute Return		Alternative Strategies	Commodities
Strategies Fund		Allocation Fund	Strategy Fund
Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008*	2008	2007

$231,291	$982,074	$52,032	$307,283	$868,166
(7,217,420)	(1,300,460)	(13,349)	(13,451,471)	2,653,291
(385,340)	1,222,709	(698,982)	(2,863,792)	3,443,547

(7,371,469)	904,323	(660,299)	(16,007,980)	6,965,004

(182,633)	(1,160,768)	(57,472)	(868,009)	—
—	(299,606)	(7,737)	—	—

(182,633)	(1,460,374)	(65,209)	(868,009)	—

47,170,223	58,867,136	7,459,676	104,615,008	58,614,571
182,633	1,460,374	65,209	868,009	—
(38,213,591)	(50,892,241)	(3,661,770)	(116,449,304)	(42,225,252)

9,139,265	9,435,269	3,863,115	(10,966,287)	16,389,319

1,585,163	8,879,218	3,137,607	(27,842,276)	23,354,323
31,436,531	22,557,313	—	43,623,593	20,269,270

$33,021,694	$31,436,531	$3,137,607	$15,781,317	$43,623,593

$413,645	$135,808	$—	$234,352	$742,556

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 59

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

			International
	Hedged Equity Fund		Rotation Fund
	Year	Year	Year
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
	2008	2007	2008 *

From Operations
Net Investment Income (Loss)	$46,341	$500,077	$6,205
Net Realized Gain (Loss) on Investments	(2,785,488)	(870,707)	(4,620,704)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(169,636)	492,130	555,139

Net Increase (Decrease) in Net Assets from Operations	(2,908,783)	121,500	(4,059,360)

Distributions to Shareholders from:
Net Investment Income	(199,366)	(481,106)	—
Realized Gain on Investments	—	(155,142)	—

Total Distributions to Shareholders	(199,366)	(636,248)	—

Share Transactions
Proceeds from Shares Purchased	20,651,001	31,887,844	36,068,454
Value of Shares Purchased through Dividend Reinvestment	199,366	636,248	—
Cost of Shares Redeemed	(13,540,786)	(34,837,609)	(19,938,264)

Net Increase (Decrease) in Net Assets From Share Transactions	7,309,581	(2,313,517)	16,130,190

Net Increase (Decrease) in Net Assets	4,201,432	(2,828,265)	12,070,830
Net Assets—Beginning of Period	10,508,921	13,337,186	—

Net Assets—End of Period	$14,710,353	$10,508,921	$12,070,830

Undistributed Net Investment Income (Loss)—End of Period	$119,261	$199,366	$89,971

*	Since the commencement of operations: March 27, 2008 — International Rotation Fund; November 7, 2008 — Managed Futures Strategy Fund.
60 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Managed Futures
Strategy Fund			Strengthening Dollar		Weakening Dollar
(Consolidated)	Real Estate Fund		2x Strategy Fund		2x Strategy Fund
Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008 *	2008	2007	2008	2007	2008	2007

$(16,034)	$761,295	$738,299	$(30,887)	$109,851	$31,122	$305,987
(47,614)	(13,156,711)	5,595,169	1,551,763	(570,238)	(2,614,899)	1,286,126
(122,214)	(4,120,215)	(14,164,706)	(666,753)	102,303	782,280	(180,374)

(185,862)	(16,515,631)	(7,831,238)	854,123	(358,084)	(1,801,497)	1,411,739

—	(158,229)	(801,864)	—	—	—	(1,887,531)
—	(1,593,470)	(3,999,999)	—	—	—	—

—	(1,751,699)	(4,801,863)	—	—	—	(1,887,531)

13,398,186	91,378,382	138,815,523	72,985,664	41,147,482	83,354,318	46,842,262
—	1,751,699	4,801,863	—	—	—	1,887,531
(6,799,535)	(91,182,051)	(182,408,436)	(70,821,866)	(39,850,297)	(84,166,541)	(45,830,646)

6,598,651	1,948,030	(38,791,050)	2,163,798	1,297,185	(812,223)	2,899,147

6,412,789	(16,319,300)	(51,424,151)	3,017,921	939,101	(2,613,720)	2,423,355
—	31,756,584	83,180,735	4,005,655	3,066,554	13,578,839	11,155,484

$6,412,789	$15,437,284	$31,756,584	$7,023,576	$4,005,655	$10,965,119	$13,578,839

$—	$761,295	$175,005	$—	$(149,355)	$2,388	$(36,660)

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 61

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

											RATIOS TO
											AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease) in												Net Assets,
	NET ASSET	Net	and Unrealized	Net Asset	Distributions	Distributions		Net Increase	NET ASSET					Net		End of
	VALUE,	Investment	Gains	Value	from Net	from Net		(Decrease) in	VALUE,	Total				Investment	Portfolio	Period
	BEGINNING OF	Income	(Losses) on	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Net	Operating	Income	Turnover	(000’s
Year Ended	PERIOD	(Loss)†	Investments	Operations	Income§	Gains§	Distributions	Value	PERIOD	Return†††	Expenses	Expenses	Expenses††	(Loss)	Rate	omitted)

Multi-Cap Core Equity Fund
December 31, 2008	$24.64	$ .24	$ (9.88)	$ (9.64)	$ (.44)	$ (.03)	$ (.47)	$ (10.11)	$ 14.53	(38.96)%	1.13%	1.13%	1.13%	1.14%	373%	$ 2,156
December 31, 2007	28.60	.16	(1.63)	(1.47)	(.17)	(2.32)	(2.49)	(3.96)	24.64	(5.26)%	1.27%	1.27%	1.27%	0.55%	245%	6,260
December 31, 2006	25.04	.08	3.52	3.60	(.01)	(.03)	(.04)	3.56	28.60	14.36%	1.43%	1.43%	1.43%	0.29%	171%	8,358
December 31, 2005*	25.00	.01	.03	.04	—	—	—	.04	25.04	0.16%	1.67%**	1.67%**	1.67%**	0.33%**	8%	2,860
Sector Rotation Fund
December 31, 2008	15.33	.01	(6.25)	(6.24)	—	(.04)	(.04)	(6.28)	9.05	(40.73)%	1.67%	1.67%	1.67%	0.05%	463%	72,439
December 31, 2007	13.47	(.02)	3.10	3.08	—	(1.22)	(1.22)	1.86	15.33	22.75%	1.61%	1.61%	1.61%	(0.15)%	277%	130,166
December 31, 2006	12.68	(.02)	1.48	1.46	—	(.67)	(.67)	.79	13.47	11.47%	1.64%	1.64%	1.64%	(0.16)%	353%	87,673
December 31, 2005	11.16	(.02)	1.54	1.52	—	—	—	1.52	12.68	13.62%	1.70%	1.70%	1.70%	(0.20)%	281%	61,834
December 31, 2004	10.08	(.05)	1.13	1.08	—	—	—	1.08	11.16	10.71%	1.63%	1.63%	1.63%	(0.52)%	333%	27,747
Absolute Return Strategies Fund
December 31, 2008	25.95	.16	(5.02)	(4.86)	(.12)	—	(.12)	(4.98)	20.97	(18.72)%	1.81%	1.81%	1.15%	0.67%	1,447%	33,022
December 31, 2007	26.20	.74	.27	1.01	(1.00)	(.26)	(1.26)	(.25)	25.95	3.84%	1.69%	1.69%	1.17%	2.72%	421%	31,437
December 31, 2006	25.20	.80	.87	1.67	(.30)	(.37)	(.67)	1.00	26.20	6.64%	1.70%	1.70%	1.16%	3.08%	309%	22,557
December 31, 2005*	25.00	.05	.15	.20	—	—	—	.20	25.20	0.80%	1.45%**	1.45%**	1.20%**	2.28%**	19%	3,323
Alternative Strategies Allocation Fund
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39)	(.05)	(.44)	(5.08)	19.92	(18.55)%	0.00%**	0.00%**	0.00%**	2.47%**	33%	3,138
Commodities Strategy Fund
December 31, 2008	23.78	.15	(11.69)	(11.54)	(.77)	—	(.77)	(12.31)	11.47	(49.02)%	1.50%	1.29%	1.29%	0.56%	427%	15,781
December 31, 2007	18.15	.71	4.92	5.63	—	—	—	5.63	23.78	31.02%	1.48%	1.28%	1.28%	3.52%	346%	43,624
December 31, 2006	22.10	.50	(4.45)	(3.95)	—	—	—	(3.95)	18.15	(17.87)%	1.50%	1.31%	1.31%	2.34%	109%	20,269
December 31, 2005*	25.00	.14	(2.98)	(2.84)	(.06)	—	(.06)	(2.90)	22.10	(11.34)%	1.64%**	1.64%**	1.64%**	2.41%**	—	28,187
Hedged Equity Fund
December 31, 2008	25.54	.10	(6.20)	(6.10)	(.25)	—	(.25)	(6.35)	19.19	(23.84)%	1.96%	1.96%	1.16%	0.45%	1,362%	14,710
December 31, 2007	26.34	.88	(.03)	.85	(1.25)	(.40)	(1.65)	(.80)	25.54	3.16%	1.81%	1.81%	1.18%	3.25%	413%	10,509
December 31, 2006	25.21	.84	1.23	2.07	(.33)	(.61)	(.94)	1.13	26.34	8.20%	1.93%	1.93%	1.15%	3.21%	360%	13,337
December 31, 2005*	25.00	.04	.20	.24	(.03)	—	(.03)	.21	25.21	0.94%	1.96%**	1.96%**	1.19%**	1.62%**	10%	3,376
International Rotation Fund
December 31, 2008*	25.00	.01	(7.81)	(7.80)	—	—	—	(7.80)	17.20	(31.20)%	1.64%**	1.64%**	1.64%**	0.09%**	362%	12,071
Managed Futures Strategy Fund (Consolidated)
December 31, 2008*	25.00	(.08)	(.82)	(.90)	—	—	—	(.90)	24.10	(3.60)%	2.21%**	2.21%**	2.21%**	(2.09) %**	—	6,413
Real Estate Fund
December 31, 2008	34.35	.79	(15.47)	(14.68)	(.20)	(1.96)	(2.16)	(16.84)	17.51	(41.64)%	1.62%	1.62%	1.62%	2.61%	288%	15,437
December 31, 2007	50.25	.63	(10.02)	(9.39)	(1.09)	(5.42)	(6.51)	(15.90)	34.35	(19.12)%	1.60%	1.60%	1.60%	1.28%	226%	31,757
December 31, 2006	40.30	.72	11.68	12.40	(.83)	(1.62)	(2.45)	9.95	50.25	30.72%	1.60%	1.60%	1.60%	1.54%	532%	83,181
December 31, 2005	38.02	.71	2.01	2.72	(.44)	—	(.44)	2.28	40.30	7.15%	1.59%	1.59%	1.59%	1.84%	774%	29,074
December 31, 2004	30.25	1.02	7.79	8.81	(.14)	(.90)	(1.04)	7.77	38.02	29.54%	1.59%	1.59%	1.59%	3.06%	1,139%	26,915
Strengthening Dollar 2x Strategy Fund
December 31, 2008	20.13	(.08)	1.20	1.12	—	—	—	1.12	21.25	5.56%	1.69%	1.69%	1.69%	(0.41)%	--	7,024
December 31, 2007	22.59	.70	(3.16)	(2.46)	—	—	—	(2.46)	20.13	(10.89)%	1.61%	1.61%	1.61%	3.26%	—	4,006
December 31, 2006	25.62	.79	(3.51)	(2.72)	(.31)	—	(.31)	(3.03)	22.59	(10.63)%	1.65%	1.65%	1.65%	3.33%	—	3,067
December 31, 2005*	25.00	.14	.65	.79	(.17)	—	(.17)	.62	25.62	3.16%	1.78%**	1.78%**	1.78%**	2.11%**	—	1,250
62    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

										RATIOS TO
										AVERAGE NET ASSETS:
				Net Increase
			Net Realized	(Decrease) in										Net Assets,
	NET ASSET		and Unrealized	Net Asset	Distributions	Distributions		Net Increase	NET ASSET					End of
	VALUE,	Net	Gains	Value	from Net	from Net		(Decrease) in	VALUE,	Total		Net	Portfolio	Period
	BEGINNING OF	Investment	(Losses) on	Resulting from	Investment	Realized	Total	Net Asset	END OF	Investment	Total	Investment	Turnover	(000’s
Year Ended	PERIOD	Income†	Investments	Operations	Income	Gains	Distributions	Value	PERIOD	Return†††	Expenses	Income	Rate	omitted)

Weakening Dollar 2x Strategy Fund
December 31, 2008	$28.60	$.07	$(3.57)	$(3.50)	$ —	$ —	$ —	$(3.50)	$25.10	(12.24)%	1.68%	0.23%	—	$10,965
December 31, 2007	27.51	.89	4.15	5.04	(3.95)	—	(3.95)	1.09	28.60	18.12%	1.64%	3.02%	—	13,579
December 31, 2006	24.31	.93	3.14	4.07	(.86)	(.01)	(.87)	3.20	27.51	16.72%	1.65%	3.46%	—	11,155
December 31, 2005*	25.00	.15	(.78)	(.63)	(.06)	—	(.06)	(.69)	24.31	(2.53)%	1.76%**	2.28%**	—	2,954

*	Since the commencement of operations:
September 30, 2005 — Commodities Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund; November 29, 2005 — Absolute Return Strategies Fund, Hedged Equity Fund, and Multi-Cap Core Equity Fund; March 27, 2008 — International Rotation Fund; May 1, 2008 — Alternative Strategies Allocation Fund; November 7, 2008 — Managed Futures Strategy Fund.

**	Annualized

†	Calculated using the average daily shares outstanding for the year.

††	Operating Expenses exclude short dividends expense.

†††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

§	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    63

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting
Policies Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2008, the Trust consisted of fifty-eight separate funds. This report covers the Alternative Strategy Funds (the “Funds”), while the other funds are contained in separate reports.
The Alternative Strategies Allocation Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing primarily in other Rydex mutual funds (the “underlying funds”) instead of individual securities.
Valu-Trac Investment Management Limited serves as the investment sub-advisor to the International Rotation Fund and is responsible for the development and on-going maintenance of the investment management strategy utilized by that Fund.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Consolidation of Subsidiary
For the Managed Futures Strategy Fund (“MFS”), the consolidated financial statements include the accounts of its wholly-owned and controlled Cayman Islands subsidiary (“the Subsidiary”). Significant intercompany accounts and transactions have been eliminated in consolidation.
MFS may invest up to 25% of its total assets in the Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with MFS’s investment objectives and policies. A subscription agreement was entered into between MFS and the Subsidiary on November 7, 2008, comprising the entire issued share capital of the Subsidiary with the intent that MFS will remain the sole shareholder and retain all rights. At December 31, 2008, net assets of MFS were approximately $6.4 million, of which approximately $0.9 million, or approximately 13%, represented MFS’s ownership of all issued shares and voting rights of the Subsidiary.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The information contained in these notes may not apply to every Fund in the Trust.
A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. (Eastern Time) on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Debt securities in a non 2a-7 money market fund with a maturity greater than 60 days are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a security is valued at the reported bid price, at the close of business. Short-term debt securities, with a maturity of 60 days or less are valued at amortized cost, which approximates market value.
Open-ended investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.
The value of domestic equity index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
The value of foreign equity and index currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at

64    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

which orders are being filled at the close of the NYSE. In the event that no order is filled at 4:00 p.m., the security dealer provides a fair value quote at which the swap agreement is valued. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.
Structured notes are valued in accordance with the terms of their agreements at the value of the underlying index close, usually 4:00 p.m., adjusted for any interest accruals and financing charges. If the securities comprising the underlying index cease trading before a Fund’s close of business, the index will be fair valued with the use of an appropriate market indicator.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Rydex Investments under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related-markets.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. When a Fund engages in a short sale of an equity or fixed income security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Fees, if any, paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and records this as an expense. Short dividends or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.
E. Upon the purchase of an option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, that Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, that Fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, that Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security purchased by that Fund upon exercise will be increased by the premium originally paid. When a Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, that Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
F. The Trust may enter into stock and bond index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
G. The Trust may enter into domestic equity index and domestic currency index swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities, equity index or domestic currency index, in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security,

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    65

NOTES TO FINANCIAL STATEMENTS (continued)

basket of equity securities, equity index or domestic currency index. Swap agreements are used to obtain exposure to an equity or market without owning or taking physical custody of securities. The swap agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.
The Trust may enter into credit default swap agreements where one party, the protection buyer, makes an upfront or periodic payment to counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Upfront payments received or made by a Fund, are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.
H. The Trust may invest in structured notes, which are over-the-counter contracts linked to the performance of an underlying benchmark such as interest rates, equity markets, equity indices, commodities indices, corporate credits or foreign exchange markets. A structured note is a type of bond in which an issuer borrows money from investors and pays back the principal, adjusted for performance of the underlying benchmark, at a specified maturity date. In addition, the contract may require periodic interest payments. Structured notes are used to obtain exposure to a market without owning or taking physical custody of securities or commodities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Coupon payments are recorded as income while net payments are recorded as net realized gains or losses.
I. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
J. The Trust may enter into forward currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the corresponding unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.
K. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the discount rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
L. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate. Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts and index swap agreements.
M. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.    Financial Instruments
As part of its investment strategy, the Trust may utilize short sales and a variety of derivative instruments, including options, futures, options on futures, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.
Short sales are transactions in which a Fund sells an equity or fixed income security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

66    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. A Fund may enter into credit default swaps in which that Fund or its counterparty acts as guarantor. By acting as the guarantor of a swap, that Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, and swap agreements, include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3.    Call Options Written
Transactions in options written during the year ended December 31, 2008, were as follows:

	Absolute Return Strategies Fund		Hedged Equity Fund
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding at December 31, 2007	—	$—	—	$—
Options written	1,989	3,737,355	636	1,822,094
Options terminated in closing purchase transactions	(882)	(2,583,863)	(178)	(1,145,901)
Options expired	(767)	(880,741)	(202)	(469,054)
Options exercised	(250)	(54,180)	(240)	(38,400)

Options outstanding at December 31, 2008	90	$218,571	16	$168,739
4.    Fees And Other Transactions With Affiliates
Under the terms of an investment advisory contract, the Trust pays Rydex Investments investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Commodities Strategy Fund; 0.85% of the average daily net assets of the Real Estate Fund; 0.90% of the average daily net assets of the Sector Rotation Fund, the International Rotation Fund, the Managed Futures Strategy Fund, the Strengthening Dollar 2x Strategy Fund and the Weakening Dollar 2x Strategy Fund; and
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    67

NOTES TO FINANCIAL STATEMENTS (continued)

1.15% of the average daily net assets of the Absolute Return Strategies Fund and the Hedged Equity Fund. The Alternative Strategies Allocation Fund does not pay Rydex Investments a management fee.
Also under the terms of the investment advisory contract, the Trustees voted to implement a performance adjustment for the Multi-Cap Core Equity Fund which pays Rydex Investments an investment advisory fee calculated at a basic annual fee rate of 0.70% of the average daily net assets of this Fund, adding or subtracting a performance rate up to 0.20%. The basic annual fee rate, along with the performance adjustment allows the total fee to increase to a maximum of 0.90% or decrease to a minimum of 0.50%, depending on the investment performance of the Fund relative to the Russell 3000 Index (the “Index”). The performance comparison will be made for a rolling 12 month period, with performance adjustments made at the end of each month. Because the performance adjustment is applied relative to the performance of the Index, Rydex Investments could receive a positive performance adjustment even during periods where the Fund’s performance is negative. At December 31, 2008, the effective management fee was 0.50% of the Fund’s average daily net assets.
Effective May 1, 2006, Rydex Investments has contractually agreed to waive its advisory fee to the extent necessary to limit the ordinary operating expenses of the Commodities Strategy Fund (but excluding interest expenses, brokerage commissions and extraordinary expenses) to not more than 1.29% per annum of the average monthly net assets of the Fund (the “Contractual Fee Waiver”). The Contractual Fee Waiver may not be modified or eliminated prior to May 1, 2009, except with the approval of the Board of Trustees. There is no guarantee that the contractual fee waiver will continue beyond May 1, 2009.
As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Absolute Return Strategies Fund and Hedged Equity Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Rydex Investments manages the investment and reinvestment of the assets of the Alternative Strategies Allocation Fund in accordance with the investment objectives, policies, and limitations of the Fund. As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Fund, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses. The Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests.
Rydex Investments provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund. Fees related to the Absolute Return Strategies, Hedged Equity and Alternative Strategies Allocation Funds are paid by Rydex Investments, as previously noted.
Rydex Investments provides accounting services to the Trust calculated at an annualized rate of 0.10% on the first $250 million of the average daily net assets, 0.075% on the next $250 million of the average daily net assets, 0.05% on the next $250 million of the average daily net assets, and 0.03% on the average daily net assets over $750 million of each Fund. Fees related to the Absolute Return Strategies, Hedged Equity and Alternative Strategies Allocation Funds are paid by Rydex Investments, as previously noted.
Rydex Investments engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Absolute Return Strategies, Hedged Equity and Alternative Strategies Allocation Funds are paid by Rydex Investments, as previously noted. Organizational and setup costs for new funds are paid by the Trust.
The Trust has adopted an Investor Services Plan for which the Distributor and other firms that provide shareholder services (“Service Providers”) may receive compensation. The Trust will pay fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.
Certain officers and trustees of the Trust are also officers of Rydex Investments.
5.    Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2005 — 2008), and has concluded that no provision for income tax is required in the Funds’ financial statements.
68    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The MFS Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirement under Subchapter M of the Code. The MFS Fund has received a private letter ruling from the IRS that concludes that the income the MFS Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, losses deferred due to post-October losses, constructive sales, unsettled short sales and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during the year ended December 31, 2008, was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions

Multi-Cap Core Equity Fund	$67,381	$854	$2,288	$70,523
Sector Rotation Fund	172,587	118,549	—	291,136
Absolute Return Strategies Fund	182,633	—	—	182,633
Alternative Strategies Allocation Fund	59,769	5,440	—	65,209
Commodities Strategy Fund	868,009	—	—	868,009
Hedged Equity Fund	199,366	—	—	199,366
International Rotation Fund	—	—	—	—
Managed Futures Strategy Fund	—	—	—	—
Real Estate Fund	566,262	1,185,437	—	1,751,699
Strengthening Dollar 2x Strategy Fund	—	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—	—

The tax character of distributions paid during the year ended December 31, 2007, was as follows:

		Ordinary	Long-Term	Total
Fund		Income	Capital Gain	Distributions

Multi-Cap Core Equity Fund		$459,022	$215,843	$674,865
Sector Rotation Fund		6,533,253	2,709,269	9,242,522
Absolute Return Strategies Fund		1,347,557	112,817	1,460,374
Commodities Strategy Fund		—	—	—
Hedged Equity Fund		544,568	91,680	636,248
Real Estate Fund		2,801,863	2,000,000	4,801,863
Strengthening Dollar 2x Strategy Fund		—	—	—
Weakening Dollar 2x Strategy Fund		1,887,531	—	1,887,531

The tax character of distributable earnings/(accumulated losses) at December 31, 2008, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward

Multi-Cap Core Equity Fund	$—	$—	$(439,816)	$(1,071,208)[1]
Sector Rotation Fund	58,031	—	(1,509,627)	(36,065,702)[1]
Absolute Return Strategies Fund	431,428	—	(2,449,466)	(5,544,011)[1]
Alternative Strategies Allocation Fund	—	17,968	(743,476)	—
Commodities Strategy Fund	240,716	—	(1,651,379)	(8,628,326)[1]
Hedged Equity Fund	119,333	—	(732,995)	(2,553,289)[1]
International Rotation Fund	89,971	—	197,044	(3,673,745)[1]
Managed Futures Strategy Fund	—	—	(52,712)	—
Real Estate Fund	761,296	—	(12,605,205)	(4,319,531)[1]
Strengthening Dollar 2x Strategy Fund	830,466	1,532,863	—	—
Weakening Dollar 2x Strategy Fund	2,388	—	—	(2,089,895)[1]
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

[1]	A summary of the expiration of the afore mentioned Capital Loss Carryforward is as follows:
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    69

NOTES TO FINANCIAL STATEMENTS (continued)

				Total
	Expires in	Expires in	Expires in	Capital Loss
Fund	2014	2015	2016	Carryforward

Multi-Cap Core Equity Fund	$—	$—	$(1,071,208)	$(1,071,208)
Sector Rotation Fund	—	—	(36,065,702)	(36,065,702)
Absolute Return Strategies Fund	—	(114,736)	(5,429,275)	(5,544,011)
Commodities Strategy Fund	(3,821,179)	—	(4,807,147)	(8,628,326)
Hedged Equity Fund	—	(324,447)	(2,228,842)	(2,553,289)
International Rotation Fund	—	—	(3,673,745)	(3,673,745)
Real Estate Fund	—	—	(4,319,531)	(4,319,531)
Weakening Dollar 2x Strategy Fund	—	—	(2,089,895)	(2,089,895)
At December 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)

Multi-Cap Core Equity Fund	$2,567,643	$—	$(439,816)	$(439,816)
Sector Rotation Fund	73,373,386	1,652,311	(3,161,938)	(1,509,627)
Absolute Return Strategies Fund	27,054,962	—	(2,869,785)	(2,869,785)
Alternative Strategies Allocation Fund	3,877,059	5,100	(748,576)	(743,476)
Commodities Strategy Fund	17,724,861	—	(1,651,379)	(1,651,379)
Hedged Equity Fund	9,924,411	—	(827,985)	(827,985)
International Rotation Fund	10,701,752	—	(224,155)	(224,155)
Managed Futures Strategy Fund	6,463,321	—	—	—
Real Estate Fund	27,935,752	—	(12,605,205)	(12,605,205)
Strengthening Dollar 2x Strategy Fund	6,722,259	—	—	—
Weakening Dollar 2x Strategy Fund	9,505,791	—	—	—
Post-October Losses Deferred
Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Fund	Capital

Multi-Cap Core Equity Fund	$(330,021)
Absolute Return Strategies Fund	(235,986)
Commodities Strategy Fund	(7,710,489)
Hedged Equity Fund	(295,951)
International Rotation Fund	(672,630)
Managed Futures Strategy Fund	(117,116)
Strengthening Dollar 2x Strategy Fund	(1,542,602)
6.    Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2008, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.03% due 01/02/09	$49,841,465	$49,841,465	$49,841,548
Mizuho Financial Group, Inc.	0.02% due 01/02/09	45,000,000	45,000,000	45,000,050
Morgan Stanley	0.01% due 01/02/09	45,000,000	45,000,000	45,000,025
UBS Financial Services	0.01% due 01/02/09	45,000,000	45,000,000	45,000,025

			$184,841,465	$184,841,648

70    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

     At December 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rates	Par Value	Market Value

U.S. Treasury Notes	08/31/09 - 08/15/18	1.500% - 5.125%	$69,022,000	$76,858,108
U.S. Treasury Bill	05/07/09	—	45,906,500	45,900,073
U.S. TIP Bond	01/15/26	2.000%	43,599,000	45,900,318
U.S. TIP Note	01/15/10	4.250%	15,365,000	19,837,560
U.S. Treasury Bond	02/15/19 - 05/15/30	6.250% - 8.875%	31,000	47,724

				$188,543,783

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
7.    Fair Value Measurement
Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurement, which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:
Level 1 — quoted prices in active markets for identical securities.
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2008:

		Level 1			Level 2			Level 3
	Level 1	Other		Level 2	Other		Level 3	Other
	Investments	Financial		Investments	Financial		Investments	Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	In Securities	Instruments	*	Total

Assets
Multi-Cap Core Equity Fund	$2,127,827	$4,141		$—	$—		$—	$—		$2,131,968
Sector Rotation Fund	71,863,759	—		—	—		—	—		71,863,759
Absolute Return Strategies Fund	24,185,177	228,149		—	373,780		—	—		24,787,106
Alternative Strategies
Allocation Fund	3,133,583	—		—	—		—	—		3,133,583
Commodities Strategy Fund	9,181,575	—		6,891,907	—		—	—		16,073,482
Hedged Equity Fund	9,096,426	167,785		—	74,408		—	—		9,338,619
International Rotation Fund	10,477,597	—		—	485,847		—	—		10,963,444
Managed Futures Strategy Fund	6,463,321	19,551		—	—		—	—		6,482,872
Real Estate Fund	15,330,547	—		—	—		—	—		15,330,547
Strengthening Dollar 2x
Strategy Fund	3,722,291	—		2,999,968	—		—	—		6,722,259
Weakening Dollar 2x Strategy Fund	8,005,820	—		1,499,971	583,674		—	—		10,089,465

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    71

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 1			Level 2			Level 3
	Level 1	Other		Level 2	Other		Level 3	Other
	Investments	Financial		Investments	Financial		Investments	Financial
Fund	In Securities	Instruments	*	In Securities	Instruments	*	In Securities	Instruments	*	Total

Liabilities
Multi-Cap Core Equity Fund	$—	$—		$—	$—		$—	$—		$—
Sector Rotation Fund	—	—		—	—		—	—		—
Absolute Return Strategies Fund	8,590,871	—		—	—		—	—		8,590,871
Alternative Strategies
Allocation Fund	—	—		—	—		—	—		—
Commodities Strategy Fund	—	—		—	—		—	—		—
Hedged Equity Fund	2,935,070	—		—	—		—	—		2,935,070
International Rotation Fund	—	—		—	—		—	—		—
Managed Futures Strategy Fund	—	—		—	141,765		—	—		141,765
Real Estate Fund	—	—		—	—		—	—		—
Strengthening Dollar 2x
Strategy Fund	—	—		—	550,794		—	—		550,794
Weakening Dollar 2x Strategy Fund	—	—		—	50,744		—	—		50,744

*	Other Financial Instruments may include forward foreign currency contracts, futures and/or swaps, which are reported as unrealized gain/loss at period end.
8.    Securities Transactions
For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

	Multi-Cap		Absolute	Alternative
	Core Equity	Sector	Return	Strategies	Commodities	Hedged Equity
	Fund	Rotation Fund	Strategies Fund	Allocation Fund	Strategy Fund	Fund

Purchases	$14,561,380	$491,772,250	$259,108,778	$4,566,878	$115,315,787	$73,983,437
Sales	$17,245,776	$491,301,189	$255,414,499	$1,015,761	$114,577,156	$72,171,543

		Managed		Strengthening	Weakening
	International	Futures	Real Estate	Dollar 2x	Dollar 2x
	Rotation Fund	Strategy Fund	Fund	Strategy Fund	Strategy Fund

Purchases	$10,737,568	$—	$84,892,801	$—	$—
Sales	$7,879,631	$—	$83,521,532	$—	$—
72    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9.    Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through				Net Shares
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Purchased (Redeemed)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Multi-Cap Core Equity Fund	418,904	593,772	5,220	26,962	(529,721)	(658,918)	(105,597)	(38,184)
Sector Rotation Fund	6,296,915	5,545,419	31,993	594,757	(6,818,374)	(4,156,364)	(489,466)	1,983,812
Absolute Return Strategies Fund	1,975,336	2,178,075	8,961	56,017	(1,621,124)	(1,883,864)	363,173	350,228
Alternative Strategies Allocation Fund*	311,690	—	3,305	—	(157,495)	—	157,500	—
Commodities Strategy Fund	4,158,528	2,868,931	64,154	—	(4,680,834)	(2,151,804)	(458,152)	717,127
Hedged Equity Fund	962,427	1,166,016	10,667	24,651	(617,859)	(1,285,651)	355,235	(94,984)
International Rotation Fund**	1,576,225	—	—	—	(874,549)	—	701,676	—
Managed Futures Strategy Fund***	537,705	—	—	—	(271,623)	—	266,082	—
Real Estate Fund	2,996,630	2,845,450	117,564	135,036	(3,157,297)	(3,711,330)	(43,103)	(730,844)
Strengthening Dollar 2x Strategy Fund	3,732,267	1,926,266	—	—	(3,600,795)	(1,862,970)	131,472	63,296
Weakening Dollar 2x Strategy Fund	2,983,339	1,565,858	—	65,042	(3,021,150)	(1,561,649)	(37,811)	69,251

*	Since the inception date: May 1, 2008.

**	Since the inception date: March 27, 2008.

***	Since the inception date: November 7, 2008.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    73

NOTES TO FINANCIAL STATEMENTS (concluded)

10.    Portfolio Securities Loaned
During the year ended December 31, 2008, certain Funds lent their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. As of December 31, 2008, all Funds had ceased participation in securities lending.
11.    Change in Independent Registered Public Accounting Firm
The Board of Trustees has selected Ernst & Young LLP (E&Y) to serve as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2008. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on August 27, 2008. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, none of the Funds, their portfolios nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of the Funds’ prior auditor, PricewaterhouseCoopers LLP (PwC). The decision to dismiss PwC and to select E&Y was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation SK under the Securities and Exchange Act of 1934, as amended.
12.    New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
74    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities of Multi-Cap Core Equity Fund, Sector Rotation Fund, Absolute Return Strategies Fund, Alternative Strategies Allocation Fund, Commodities Strategy Fund, Hedged Equity Fund, International Rotation Fund, Managed Futures Strategy Fund (Consolidated), Real Estate Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (eleven of the series constituting the Rydex Variable Trust) (the “Funds”) including the schedules of investments, as of December 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 26, 2008 expressed an unqualified opinion on those financial statements and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 26, 2009
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    75

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	%Qualifying

Multi-Cap Core Equity Fund	80.83%
Sector Rotation Fund	10.67%
Absolute Return Strategies Fund	24.48%
Hedged Equity Fund	17.68%
The Funds’ distributions to shareholders included:

	Multi-Cap	Sector	Real
	Core Equity	Rotation	Estate
	Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	$854	$118,549	$1,185,437
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
76    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Carl G. Verboncoeur*	Rydex Series Funds – 2004	160
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present)

Michael P. Byrum*	Rydex Series Funds – 2005	160
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)
INDEPENDENT TRUSTEES

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

	Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
78    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

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9601 Blackwell Road, Suite 500
Rockville, MD 20850
www.rydexinvestments.com
800.820.0888
RVAALTS-ANN-2-1208x1209

DECEMBER 31, 2008
RYDEX VARIABLE TRUST ANNUAL REPORT
ESSENTIAL PORTFOLIOS
ESSENTIAL PORTFOLIO CONSERVATIVE FUND
ESSENTIAL PORTFOLIO MODERATE FUND
ESSENTIAL PORTFOLIO AGGRESSIVE FUND

GO GREEN! ELIMINATE MAILBOX CLUTTER Go paperless with Rydex eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery. With Rydex eDelivery you can: · View online confirmations and statements at your convenience. · Receive email notifications when your most recent confirmations, statements and other account documents are available for review. · Access prospectuses, annual reports and semiannual reports online. It’s easy to enroll: 1/ Visit www.rydexinvestments.com 2/ Click on the Rydex eDelivery logo 3/ Follow the simple enrollment instructions RYDEX E DELIVERY If you have questions about Rydex eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.
This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, Inc.

LETTER TO OUR SHAREHOLDERS	2

ABOUT SHAREHOLDERS’ FUND EXPENSES	4

PERFORMANCE REPORTS AND FUND PROFILES	6

SCHEDULES OF INVESTMENTS	12

STATEMENTS OF ASSETS AND LIABILITIES	15

STATEMENTS OF OPERATIONS	16

STATEMENTS OF CHANGES IN NET ASSETS	18

FINANCIAL HIGHLIGHTS	20

NOTES TO FINANCIAL STATEMENTS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

OTHER INFORMATION	29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	30
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:
Securities markets across the world plummeted in 2008 as the subprime housing crisis (which has its origins here in the U.S.), led to a global financial panic that tipped the world economy into recession as the year came to a close.
Economies in the developed markets entered a negative feedback loop of wealth destruction, low confidence and job losses leading to a massive consumer pullback. This, in turn, led to truncated spending plans and additional layoffs by businesses.
Investment strategies of all shapes and sizes were pummeled. Hiding places were almost non-existent, as what turned out to be a wrenching bear market spared none of the major asset classes aside from U.S. Treasury securities.
It was a year of negative superlatives: Unemployment claims reached quarter-century highs, U.S. government bond yields reached never-before seen lows (and turning negative in some cases), home sales fell to levels not seen since the 1990s and the struggling auto market reported sales falling to 1980s levels.
Given this economic carnage, one should not be surprised that stocks turned in one of their worst annual performances on record, with the S&P 500® Index’s 37.0% decline marking the worst calendar-year performance for stocks since 1937. Markets swung wildly, with measures of stock market volatility reaching highs not seen in decades. Daily swings of two, three, four or five percent became commonplace.
Stock markets staged a strong rally after reaching late-November lows and while credit markets remained largely shut, there were incremental signs of improvement. Government—at all levels—has intervened on a massive scale. By one estimate, the federal government has guaranteed, loaned or purchased more than $8.5 trillion of financial assets, an amount equivalent to more than half of U.S. GDP. Investing in both alternative investments and alternative strategies were used to opportunistically adjust the Fund’s beta to associated market risk and reduce any additional risk for the long-term.
The real question still remains: Will it all work? The year-end rally suggests that the market has digested the perilous state of the global economy and is looking toward a recovery in the latter half of 2009. Market sentiment, however, remains fragile and will certainly be tested. A stream of bad news on employment, retail sales and manufacturing will continue well into 2009.
In this environment, it is important that investors keep an eye on their long-term investment goals and utilize this opportunity to rebalance their portfolios and, in the process, take advantage of the many bargains to be found in today’s markets. Perhaps most importantly, we think investors will be well served by investment alternatives that can insulate them from the vagaries of global stock markets and can profit from volatility in what will almost certainly remain a challenging market going forward.
We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.
Sincerely,

/s/ Michael Byrum Michael Byrum
President & Chief Investment Officer
2 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

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THE RYDEX VARIABLE TRUST ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2008 and ending December 31, 2008.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.
4 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense		Account Value	Account Value	Paid During
	Ratio	†	June 30, 2008	December 31, 2008	Period	*

Table 1. Based on actual Fund return

Essential Portfolio Conservative Fund	0.00%		$1,000.00	$ 912.30	$ —
Essential Portfolio Moderate Fund	0.00%		1,000.00	855.50	—
Essential Portfolio Aggressive Fund	0.00%		1,000.00	792.60	—

Table 2. Based on hypothetical 5% return (before expenses)

Essential Portfolio Conservative Fund	0.00%		1,000.00	1,025.14	—
Essential Portfolio Moderate Fund	0.00%		1,000.00	1,025.14	—
Essential Portfolio Aggressive Fund	0.00%		1,000.00	1,025.14	—

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by number of days in current fiscal year. Expenses shown do not include fees charged by insurance companies.
†	Annualized and excludes expenses of the underlying funds in which the Funds invest.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND
OBJECTIVE: The Essential Portfolio Conservative Fund’s objective is to seek preservation of capital and, secondarily, long-term growth of capital by investing principally in a diversified portfolio of underlying funds.
Inception: October 27, 2006
The one-year period ending December 31, 2008 was a difficult one with the stock market going through turbulence unseen in the past several decades. The three Rydex Essential Portfolio Funds took full advantage of their flexibility in allocation and performed significantly better than the simple buy-and-hold strategy used by their industry peers. Rydex Essential Portfolio Conservative Fund performed relatively well in a challenging environment, returning -10.83% during the year compared to its benchmark (40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index), which had a return of -12.38%. The Fund’s annualized monthly volatility was significantly less than the benchmark’s.
Investing in both alternative investments and alternative strategies helped to opportunistically adjust the fund’s beta to associated market risk and reduce overall portfolio risk. These alternative strategies and investments included exposure to real estate, commodities, managed futures, absolute return strategies and hedged equity investments.
Allocation to Rydex Government Long Bond 1.2x Strategy Fund contributed significantly to the fund’s overall positive returns, as did most of the alternative strategies mentioned above. Opportunistic allocation to Rydex Commodities Strategy Fund captured significant commodity gains with the run-up of oil prices in the first half of 2008 and subsequently avoided losses as oil prices fell in the later half of the year. Rydex Managed Futures Strategy Fund also benefited the portfolio this year.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — Government Long Bond 1.2x Strategy Fund	17.1%
Rydex Series Funds — Managed Futures Strategy Fund — Class H	16.2%
Rydex Series Funds — High Yield Strategy Fund — Class H	14.4%
Rydex Variable Trust — Sector Rotation Fund	11.2%
Rydex Variable Trust — International Rotation Fund	9.7%
Rydex Variable Trust — U.S. Government Money Market Fund	9.6%
Rydex Variable Trust — Absolute Return Strategies Fund	8.2%
Rydex Series Funds — S&P 500 Fund — Class H	7.8%
Rydex Variable Trust — Hedged Equity Fund	2.6%
Rydex Series Funds — Russell 2000® Fund — Class H	1.5%

Top Ten Total	98.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

6    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
October 27, 2006 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND	-10.83%	-1.60%
S&P 500 INDEX	-37.00%	-15.81%
SYNTHETIC ESSENTIAL PORTFOLIO CONSERVATIVE BENCHMARK*	-12.38%	-2.13%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*	Benchmark reflects a 40/60 ratio of the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO MODERATE FUND
OBJECTIVE: The Essential Portfolio Moderate Fund’s objective is to seek growth of capital and, secondarily, preservation of capital by investing principally in a diversified portfolio of underlying funds.
Inception: October 27, 2006
During the one-year period ending December 31, 2008, the stock market went through a high level of turbulence unseen in the past several decades. The three Rydex Essential Portfolio Funds took full advantage of their flexibility in allocation and performed significantly better than the simple buy-and-hold strategy used by their industry peers.
Rydex Essential Portfolio Moderate Fund returned -17.58% during the year compared to its benchmark (60% S&P 500
Index and 40% Barclays Capital Aggregate Bond Index), which had a return of -20.95%. The Fund’s annualized monthly volatility was significantly less than the benchmark’s.
Allocation to Rydex Government Long Bond 1.2x Strategy Fund contributed significantly to the Fund’s overall positive returns, as did most of the alternative strategies, including real estate, commodities, managed futures, absolute return strategies and hedged equity investments.
Opportunistic allocation to Rydex Commodities Strategy Fund captured significant commodity gains with the run-up of oil prices in the first half of 2008 and subsequently avoided losses as oil prices fell in the later half of the year. Rydex Managed Futures Strategy Fund also benefited the portfolio this year.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Rydex Series Funds — Managed Futures Strategy Fund — Class H	18.6%
Rydex Variable Trust — Sector Rotation Fund	16.4%
Rydex Variable Trust — International Rotation Fund	14.8%
Rydex Variable Trust — Government Long Bond 1.2x Strategy Fund	11.6%
Rydex Variable Trust — Absolute Return Strategies Fund	8.8%
Rydex Series Funds — Russell 2000® Fund — Class H	7.1%
Rydex Series Funds — High Yield Strategy Fund — Class H	6.1%
Rydex Series Funds — S&P 500 Fund — Class H	5.7%
Rydex Variable Trust — U.S. Government Money Market Fund	4.8%
Rydex Variable Trust — Hedged Equity Fund	4.1%

Top Ten Total	98.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
October 27, 2006 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ESSENTIAL PORTFOLIO MODERATE FUND	-17.58%	-4.51%
S&P 500 INDEX	-37.00%	-15.81%
SYNTHETIC ESSENTIAL PORTFOLIO MODERATE BENCHMARK*	-20.95%	-6.56%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*	Benchmark reflects a 60/40 ratio of the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND
OBJECTIVE: The Essential Portfolio Aggressive Fund’s objective is to seek growth of capital by investing principally in a diversified portfolio of underlying funds.
Inception: October 27, 2006
The year ending December 31, 2008 was a difficult one, with the stock market going through the turbulence unseen in the past several decades. The three Rydex Essential Portfolio Funds took full advantage of their flexibility in allocation and performed significantly better than the simple buy-and-hold strategy used by their industry peers.
Rydex Essential Portfolio Aggressive Fund returned -25.04% during the year compared to its benchmark (80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index), which returned -29.15%. The Fund’s annualized monthly volatility was significantly less than the benchmark’s.
An allocation to Rydex Government Long Bond 1.2x Strategy Fund contributed significantly to the Fund’s returns, as did alternative strategies, including real estate, commodities, managed futures, absolute return strategies and hedged equity investments. Opportunistic allocation to Rydex Commodities Strategy Fund captured significant commodity gains in the first half of 2008 and subsequently avoided losses in the later half of the year. Rydex Managed Futures Strategy Fund also contributed to the Fund’s significant returns for the year.
Industry Diversification (Market Exposure as % of Net Assets)
“Industry Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — International Rotation Fund	19.4%
Rydex Series Funds — Managed Futures Strategy Fund — Class H	18.8%
Rydex Variable Trust — Sector Rotation Fund	17.2%
Rydex Series Funds — Russell 2000® Fund — Class H	12.8%
Rydex Variable Trust — Absolute Return Strategies Fund	7.4%
Rydex Variable Trust — Government Long Bond 1.2x Strategy Fund	6.1%
Rydex Variable Trust — Hedged Equity Fund	6.0%
Rydex Series Funds — S&P 500 Fund — Class H	4.0%
Rydex Variable Trust — Commodities Strategy Fund	3.4%
Rydex Variable Trust — Real Estate Fund	2.8%

Top Ten Total	97.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10    |    THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

Cumulative Fund Performance:
October 27, 2006 – December 31, 2008

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/08
		SINCE
	ONE	INCEPTION
	YEAR	(10/27/06)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND	-25.04%	-8.53%
S&P 500 INDEX	-37.00%	-15.81%
SYNTHETIC ESSENTIAL PORTFOLIO AGGRESSIVE BENCHMARK*	-29.15%	-11.16%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

*	Benchmark reflects a 80/20 ratio of the performance of the S&P 500 Index and the Barclays Capital Aggregate Bond Index.
THE RYDEX VARIABLE TRUST ANNUAL REPORT    |    11

SCHEDULE OF INVESTMENTS
December 31, 2008
     ESSENTIAL PORTFOLIO CONSERVATIVE FUND

		MARKET
	SHARES	VALUE

MUTUAL FUNDS† 99.2%
Rydex Variable Trust — Government Long Bond 1.2x Strategy Fund	109,057	$1,880,150
Rydex Series Funds — Managed Futures Strategy Fund — Class H	63,804	1,786,507
Rydex Series Funds — High Yield Strategy Fund — Class H	83,110	1,587,407
Rydex Variable Trust — Sector Rotation Fund	135,987	1,230,684
Rydex Variable Trust — International Rotation Fund*	62,210	1,070,018
Rydex Variable Trust — U.S. Government Money Market Fund	1,055,980	1,055,980
Rydex Variable Trust — Absolute Return Strategies Fund	43,185	905,589
Rydex Series Funds — S&P 500 Fund — Class H	48,105	855,301
Rydex Variable Trust — Hedged Equity Fund	14,822	284,431
Rydex Series Funds — Russell 2000® Fund — Class H	10,060	170,410
Rydex Variable Trust — Commodities Strategy Fund	9,208	105,620

Total Mutual Funds (Cost $11,093,219)		10,932,097

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT†† 0.6%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$65,428	$65,428

Total Repurchase Agreement (Cost $65,428)		65,428

Total Investments 99.8% (Cost $11,158,647)		$10,997,525

Other Assets in Excess of Liabilities – 0.2%		$24,805

Net Assets – 100.0%		$11,022,330

*	Non-Income Producing Security.
†	Affiliated Funds
††	Repurchase Agreement — See Note 5.
12 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
December 31, 2008
     ESSENTIAL PORTFOLIO MODERATE FUND

		MARKET
	SHARES	VALUE

MUTUAL FUNDS† 99.5%
Rydex Series Funds — Managed Futures Strategy Fund — Class H	131,941	$3,694,337
Rydex Variable Trust — Sector Rotation Fund	358,806	3,247,195
Rydex Variable Trust — International Rotation Fund*	171,147	2,943,729
Rydex Variable Trust — Government Long Bond 1.2x Strategy Fund	133,738	2,305,652
Rydex Variable Trust — Absolute Return Strategies Fund	83,397	1,748,841
Rydex Series Funds — Russell 2000® Fund — Class H*	83,476	1,414,090
Rydex Series Funds — High Yield Strategy Fund — Class H	63,062	1,204,486
Rydex Series Funds — S&P 500 Fund — Class H	63,718	1,132,900
Rydex Variable Trust — U.S. Government Money Market Fund	957,782	957,782
Rydex Variable Trust — Hedged Equity Fund	42,035	806,647
Rydex Variable Trust — Commodities Strategy Fund	25,249	289,603

Total Mutual Funds (Cost $20,791,842)		19,745,262

Total Investments 99.5% (Cost $20,791,842)		$19,745,262

Other Assets in Excess of Liabilities – 0.5%		$95,409

Net Assets – 100.0%		$19,840,671

*	Non-Income Producing Security.
†	Affiliated Funds
See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS
December 31, 2008
     ESSENTIAL PORTFOLIO AGGRESSIVE FUND

		MARKET
	SHARES	VALUE

MUTUAL FUNDS† 99.5%
Rydex Variable Trust — International Rotation Fund*	74,677	$1,284,449
Rydex Series Funds — Managed Futures Strategy Fund — Class H	44,467	1,245,072
Rydex Variable Trust — Sector Rotation Fund	126,019	1,140,469
Rydex Series Funds — Russell 2000® Fund — Class H*	50,259	851,392
Rydex Variable Trust — Absolute Return Strategies Fund	23,543	493,691
Rydex Variable Trust — Government Long Bond 1.2x Strategy Fund	23,623	407,258
Rydex Variable Trust — Hedged Equity Fund	20,636	396,004
Rydex Series Funds — S&P 500 Fund — Class H	14,892	264,788
Rydex Variable Trust — Commodities Strategy Fund	19,621	225,050
Rydex Variable Trust — Real Estate Fund	10,765	188,491
Rydex Series Funds — High Yield Strategy Fund — Class H	5,601	106,981

Total Mutual Funds (Cost $7,320,864)		6,603,645

	FACE	MARKET
	AMOUNT	VALUE

REPURCHASE AGREEMENT†† 0.5%
Credit Suisse Group issued 12/31/08 at 0.03% due 01/02/09	$32,147	$32,147

Total Repurchase Agreement (Cost $32,147)		32,147

Total Investments 100.0% (Cost $7,353,011)		$6,635,792

Liabilities in Excess of Other Assets – 0.0%		$(230)

Net Assets – 100.0%		$6,635,562

*	Non-Income Producing Security.
†	Affiliated Funds
††	Repurchase Agreement — See Note 5.
14 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Essential Portfolio	Essential Portfolio	Essential Portfolio
	Conservative	Moderate	Aggressive
	Fund	Fund	Fund

ASSETS
Investment Securities in Affiliated Funds	$10,932,097	$19,745,262	$6,603,645
Repurchase Agreements	65,428	—	32,147

Total Investments	10,997,525	19,745,262	6,635,792
Receivable for Securities Sold	—	100,000	—
Receivable for Fund Shares Sold	35,477	10,200	—

Total Assets	11,033,002	19,855,462	6,635,792

LIABILITIES
Payable for Securities Purchased	44	42	1
Payable for Fund Shares Redeemed	10,628	1,109	199
Custody Fees Payable	—	8	30
Overdraft Due to Custodian Bank	—	13,632	—

Total Liabilities	10,672	14,791	230

NET ASSETS	$11,022,330	$19,840,671	$6,635,562

NET ASSETS CONSIST OF
Paid-In Capital	$12,897,520	$24,392,346	$9,048,363
Undistributed Net Investment Income	147	154	5
Accumulated Net Realized Loss on Investments	(1,714,215)	(3,505,249)	(1,695,587)
Net Unrealized Depreciation on Investments	(161,122)	(1,046,580)	(717,219)

NET ASSETS	$11,022,330	$19,840,671	$6,635,562

SHARES OUTSTANDING	507,223	954,762	365,131

NET ASSET VALUES	$21.73	$20.78	$18.17

Cost of Investments	$11,158,647	$20,791,842	$7,353,011

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 15

STATEMENTS OF OPERATIONS

Year Ended December 31, 2008

	Essential Portfolio	Essential Portfolio	Essential Portfolio
	Conservative	Moderate	Aggressive
	Fund	Fund	Fund

INVESTMENT INCOME
Interest	$2,363	$4,066	$1,222
Dividends from Affiliated Funds	415,260	384,723	74,923

Total Income	417,623	388,789	76,145

EXPENSES
Custody Fees	697	338	222

Total Expenses	697	338	222

Net Investment Income	416,926	388,451	75,923

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Affiliated Investment Securities	(1,646,569)	(3,256,386)	(1,571,313)
Realized Gain Distributions Received from Affiliated Funds	56,054	89,322	39,950

Total Net Realized Loss	(1,590,515)	(3,167,064)	(1,531,363)

Net Change in Unrealized Appreciation (Depreciation) on:
Investment Securities	(180,993)	(1,037,759)	(575,444)

Net Change in Unrealized Appreciation (Depreciation)	(180,993)	(1,037,759)	(575,444)

Net Loss on Investments	(1,771,508)	(4,204,823)	(2,106,807)

Net Decrease in Net Assets from Operations	$(1,354,582)	$(3,816,372)	$(2,030,884)

16 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS

	Essential Portfolio		Essential Portfolio
	Conservative Fund		Moderate Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

From Operations
Net Investment Income	$416,926	$73,262	$388,451	$116,832
Net Realized Gain (Loss) on Investments	(1,590,515)	144,346	(3,167,064)	65,302
Net Change in Unrealized Appreciation (Depreciation) on Investments	(180,993)	22,954	(1,037,759)	63,722

Net Increase (Decrease) in Net Assets from Operations	(1,354,582)	240,562	(3,816,372)	245,856

Distributions to Shareholders from:*
Net Investment Income	(426,954)	(63,101)	(392,818)	(112,311)
Realized Gain on Investments	(138,044)	(131,590)	(179,460)	(237,165)

Total Distributions to Shareholders	(564,998)	(194,691)	(572,278)	(349,476)

Share Transactions
Proceeds from Shares Purchased	25,842,864	14,786,536	24,283,258	24,695,699
Value of Shares Purchased through Dividend Reinvestment	564,998	194,691	572,278	349,476
Cost of Shares Redeemed	(18,904,806)	(10,020,232)	(14,911,643)	(14,163,815)

Net Increase in Net Assets From Share Transactions	7,503,056	4,960,995	9,943,893	10,881,360

Net Increase (Decrease) in Net Assets	5,583,476	5,006,866	5,555,243	10,777,740
Net Assets—Beginning of Period	5,438,854	431,988	14,285,428	3,507,688

Net Assets—End of Period	$11,022,330	$5,438,854	$19,840,671	$14,285,428

Undistributed Net Investment Income—End of Period	$147	$10,175	$154	$4,521

*	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
18 | THE RYDEX VARIABLE TRUST ANNUAL REPORT	See Notes to Financial Statements.

Essential Portfolio
Aggressive Fund
Year Ended	Year Ended
December 31,	December 31,
2008	2007

$75,923	$45,883
(1,531,363)	194,966
(575,444)	(123,727)

(2,030,884)	117,122

(77,240)	(44,561)
(175,409)	(186,650)

(252,649)	(231,211)

8,627,762	10,980,828
252,649	231,211
(6,835,397)	(4,766,306)

2,045,014	6,445,733

(238,519)	6,331,644
6,874,081	542,437

$6,635,562	$6,874,081

$5	$1,322

See Notes to Financial Statements.	THE RYDEX VARIABLE TRUST ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

				Net Increase
			Net Realized	(Decrease) in				Net Increase	NET		RATIOS TO
	NET ASSET		and	Net Asset	Distributions	Distributions		(Decrease)	ASSET		AVERAGE NET ASSETS:			Net Assets,
	VALUE,	Net	Unrealized	Value	from Net	from Net		in Net	VALUE,	Total		Net	Portfolio	End of
	BEGINNING OF	Investment	Gains (Losses)	Resulting from	Investment	Realized	Total	Asset	END OF	Investment	Total	Investment	Turnover	Period (000’s
Year Ended	PERIOD	Income†	on Investments	Operations	Income§	Gains§	Distributions	Value	PERIOD	Return†††	Expenses††	Income	Rate	omitted)

Essential Portfolio Conservative Fund
December 31, 2008	$25.68	$.89	$(3.67)	$(2.78)	$(.91)	$(.26)	$(1.17)	$(3.95)	$21.73	(10.83)%	0.01%	3.72%	314%	$11,022
December 31, 2007	25.09	.61	1.00	1.61	(.33)	(.69)	(1.02)	.59	25.68	6.45%	0.03%	2.33%	395%	5,439
December 31, 2006*	25.00	.45	(.02)	.43	(.33)	(.01)	(.34)	.09	25.09	1.71%	—	9.77%**	18%	432
Essential Portfolio Moderate Fund
December 31, 2008	25.96	.47	(5.04)	(4.57)	(.44)	(.17)	(.61)	(5.18)	20.78	(17.58)%	0.00%	1.99%	232%	19,841
December 31, 2007	25.01	.36	1.27	1.63	(.22)	(.46)	(.68)	.95	25.96	6.56%	0.01%	1.36%	269%	14,285
December 31, 2006*	25.00	1.35	(.61)	.74	(.72)	(.01)	(.73)	.01	25.01	2.98%	—	28.35%**	20%	3,508
Essential Portfolio Aggressive Fund
December 31, 2008	25.21	.25	(6.57)	(6.32)	(.24)	(.48)	(.72)	(7.04)	18.17	(25.04)%	0.00%	1.11%	308%	6,636
December 31, 2007	24.48	.29	1.32	1.61	(.17)	(.71)	(.88)	.73	25.21	6.64%	0.01%	1.12%	300%	6,874
December 31, 2006*	25.00	1.85	(1.10)	.75	(1.24)	(.03)	(1.27)	(.52)	24.48	3.02%	—	39.87%**	34%	542

*	Since the commencement of operations: October 27, 2006.
**	Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.
†	Calculated using the average daily shares outstanding for the year.
††	Does not include expenses of the underlying funds in which the Funds invest.
†††	Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.
§	For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.
20 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.    Organization and Significant Accounting Policies
Organization
The Rydex Variable Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of shares (no par value). The Trust offers shares of its Funds to insurance companies for their variable annuity and variable life insurance contracts.
At December 31, 2008, the Trust consisted of fifty-eight separate funds. This report covers the Essential Portfolio Funds (the “Funds”), while the other funds are contained in separate reports.
Each Fund is a “fund of funds,” which means that it seeks to achieve its investment objective by investing primarily in other Rydex mutual funds (the “underlying funds”) instead of individual securities.
Rydex Investments provides advisory, transfer agent and administrative services, and accounting services to the Trust. Rydex Distributors, Inc. (the “Distributor”) acts as principal underwriter for the Trust. Both Rydex Investments and the Distributor are affiliated entities.
Significant Accounting Policies
The following significant accounting policies and the preparation of financial statements are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
A. The underlying funds are valued at their Net Asset Value (“NAV”) as of the close of business, usually 4:00 p.m. on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.
C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
D. The Funds may also purchase American Depository Receipts, U.S. Government securities, and enter into repurchase agreements.
E. Throughout the normal course of business, the Funds and underlying funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.    Financial Instruments
As part of their investment strategies, the underlying funds may utilize short sales and a variety of derivative instruments, including options, futures, options on futures, structured notes, and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts reflected in the underlying funds’ NAVs.
A short sale is a transaction in which an underlying fund sells an equity or fixed income security it does not own. If the security sold short goes down in price between the time the underlying fund sells the security and closes its short position, that underlying fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, that underlying fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.
The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that an underlying fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that an underlying fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that an underlying fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.
There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that an underlying fund may
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

not be able to enter into a closing transaction because of an illiquid secondary market.
There are several risks associated with the use of structured notes. Structured securities are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes an underlying fund invests in which may make it difficult for that underlying fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Rydex Investments believes that the issuer is creditworthy, an underlying fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.
There are several risks associated with the use of swap agreements that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. Although the Trust will not enter into any swap agreement unless Rydex Investments believes that the other party to the transaction is creditworthy, the underlying funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the agreement counterparty.
There are several risks associated with credit default swaps. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. An underlying fund may enter into credit default swaps in which that underlying fund or its counterparty act as guarantors. By acting as the guarantor of a swap, that underlying fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value.
In conjunction with the use of short sales, options, futures, options on futures, and swap agreements, the underlying funds are required to maintain collateral in various forms. The underlying funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each underlying fund.
The risks inherent in the use of short sales, options, futures contracts, options on futures contracts, and swap agreements include i) adverse changes in the value of such instruments; ii) imperfect correlation between the price of the instruments and movements in the price of the underlying securities, indices, or futures contracts; iii) the possible absence of a liquid secondary market for any particular instrument at any time; and iv) the potential of counterparty default. The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.
3.    Fees And Other Transactions With Affiliates
Rydex Investments manages the investment and reinvestment of the assets of each of the Funds in accordance with the investment objectives, policies, and limitations of each Fund, however, the Funds do not pay Rydex Investments a management fee. As part of its agreement with the Trust, Rydex Investments will pay all expenses of the Funds, including the cost of transfer agency, fund administration, audit and other services, excluding interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses, and extraordinary expenses.
Each Fund indirectly bears a proportionate share of the total operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other underlying fund expenses) of the underlying funds in which the Fund invests.
Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.
4.    Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal
22 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

income tax returns for all open tax years (fiscal years 2005-2008), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.
Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period and capital loss carryforward expired. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.
The Funds’ tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.
The tax character of distributions paid during 2008, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Essential Portfolio Conservative Fund	$519,969	$45,029	$564,998
Essential Portfolio Moderate Fund	410,148	162,130	$572,278
Essential Portfolio Aggressive Fund	148,409	104,240	$252,649
The tax character of distributions paid during 2007, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Essential Portfolio Conservative Fund	$192,682	$2,009	$194,691
Essential Portfolio Moderate Fund	332,321	17,155	349,476
Essential Portfolio Aggressive Fund	226,771	4,440	231,211
The tax character of distributable earnings/(accumulated losses) at December 31, 2008, was a follows:

	Undistributed	Undistributed
	Ordinary	Long-Term	Net Unrealized	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]

Essential Portfolio Conservative Fund	$147	$—	$(1,068,734)	$(612,719)
Essential Portfolio Moderate Fund	154	—	(2,342,570)	(1,816,884)
Essential Portfolio Aggressive Fund	5	—	(1,401,947)	(764,618)
Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

		Total
	Expires in	Capital Loss
Fund	2016	Carryforward

Essential Portfolio Conservative Fund	$(612,719)	$(612,719)
Essential Portfolio Moderate Fund	(1,816,884)	(1,816,884)
Essential Portfolio Aggressive Fund	(764,618)	(764,618)
At December 31, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss

Essential Portfolio Conservative Fund	$12,066,259	$315,163	$(1,383,897)	$(1,068,734)
Essential Portfolio Moderate Fund	22,087,832	532,478	(2,875,048)	(2,342,570)
Essential Portfolio Aggressive Fund	8,037,739	84,611	(1,486,558)	(1,401,947)
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Fund	Capital

Essential Portfolio Conservative Fund	$(193,884)
Essential Portfolio Moderate Fund	(392,375)
Essential Portfolio Aggressive Fund	(246,241)
5. Repurchase Agreements
The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.
The repurchase agreements executed by the joint account and outstanding at December 31, 2008, were as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price

Credit Suisse Group	0.03% due 01/02/09	$49,841,465	$49,841,465	$49,841,548

			$49,841,465	$49,841,548

At December 31, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Date	Rate	Par Value	Market Value

U.S. Treasury Note	05/15/18	3.875%	$43,815,000	$50,842,661

				$50,842,661

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit worthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.
6. Fair Value Measurement
Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurement, which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.
Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
24 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2008:

	Level 1	Level 1	Level 2	Level 2	Level 3	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund	In Securities	Instruments	In Securities	Instruments	In Securities	Instruments	Total

Assets
Essential Portfolio Conservative Fund	$10,997,525	$—	$—	$—	$—	$—	$10,997,525
Essential Portfolio Moderate Fund	19,745,262	—	—	—	—	—	19,745,262
Essential Portfolio Aggressive Fund	6,635,792	—	—	—	—	—	6,635,792
7. Securities Transactions
During the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

	Essential Portfolio	Essential Portfolio	Essential Portfolio
	Conservative Fund	Moderate Fund	Aggressive Fund

Purchases	$42,064,931	$54,644,366	$22,876,553
Sales	$34,643,170	$44,366,278	$20,884,593
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

8.    Share Transactions
The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the years presented were:

			Purchased through
	Shares Purchased		Dividend Reinvestment		Shares Redeemed		Net Shares Purchased
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Essential Portfolio Conservative Fund	1,053,806	573,619	25,905	7,635	(784,255)	(386,703)	295,456	194,551
Essential Portfolio Moderate Fund	1,013,788	945,750	27,580	13,604	(636,851)	(549,340)	404,517	410,014
Essential Portfolio Aggressive Fund	388,181	428,152	14,020	9,289	(309,772)	(186,898)	92,429	250,543
26 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

9.    Change in Independent Registered Public Accounting Firm
The Board of Trustees has selected Ernst & Young LLP (E&Y) to serve as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2008. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on August 27, 2008. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, none of the Funds, their portfolios nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of the Funds’ prior auditor, PricewaterhouseCoopers LLP (PwC). The decision to dismiss PwC and to select E&Y was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended December 31, 2007 and December 31, 2006, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation SK under the Securities and Exchange Act of 1934, as amended.
10.    New Accounting Pronouncements
In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is evaluating the impact of FAS 161 on its current disclosures.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
of the Rydex Variable Trust:
We have audited the accompanying statements of assets and liabilities of Essential Portfolio Conservative Fund, Essential Portfolio Moderate Fund, and Essential Portfolio Aggressive Fund (three of the series constituting the Rydex Variable Trust) (the “Funds”), including the schedules of investments, as of December 31, 2008, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the periods presented through December 31, 2007 were audited by other auditors, whose report dated February 25, 2008 expressed an unqualified opinion on those financial statements and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent of the underlying funds and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
McLean, Virginia
February 26, 2009
28 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Essential Portfolio Conservative Fund	4.42%
Essential Portfolio Moderate Fund	2.04%
Essential Portfolio Aggressive Fund	6.02%
The Funds’ distributions to shareholders included:

	Essential	Essential	Essential
	Portfolio	Portfolio	Portfolio
	Conservative	Moderate	Aggressive
	Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	45,029	162,130	104,240
Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.
Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.
All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.
TRUSTEES AND OFFICERS

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

Carl G. Verboncoeur*	Rydex Series Funds – 2004	160
Trustee, President (1952)	Rydex Variable Trust – 2004
Rydex Dynamic Funds – 2004
Rydex ETF Trust – 2004
Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present)

Michael P. Byrum*	Rydex Series Funds – 2005	160
Trustee, Vice President	Rydex Variable Trust – 2005
(1970)	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen

John O. Demaret	Rydex Series Funds – 1997	151
Trustee, Chairman of the	Rydex Variable Trust – 1998
Board (1940)	Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired

Corey A. Colehour	Rydex Series Funds – 1993	151
Trustee (1945)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton	Rydex Series Funds – 1995	151
Trustee (1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

30 | THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service
Name, Position and	As Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	151
Trustee (1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	151
Trustee (1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005
Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville	Rydex Series Funds – 1997	151
Trustee (1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers	Rydex Series Funds – 1993	151
Trustee (1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003
Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nick Bonos* Vice President and Treasurer (1963)	Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present); Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice President of Rydex Investments (2003 to present); Vice President and Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney* Chief Compliance Officer and Secretary (1966)	Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joseph Arruda* Assistant Treasurer (1966)	Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of Rydex Investments (2008 to present); Vice President of Rydex Investments (2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos* Controller (1974)	Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of Rydex Investments (2001 to present)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.
THE RYDEX VARIABLE TRUST ANNUAL REPORT | 31

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                        9601 Blackwell Road, Suite 500
                        Rockville, MD 20850
                        www.rydexinvestments.com
                        800.820.0888
                        RVAEP-2-1208x1209

Item 2. Code of Ethics.
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the “Code”) pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers, and certain employees (“access persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that Werner Keller, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)-(d)     The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2008 and December 31, 2007 were $965,000 and $941,675, respectively. The aggregate Tax Fees billed by Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2008 and December 31, 2007 were $0 and $0, respectively.
(e)     The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)     Not applicable.
(g)     The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $75,000 and $0, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.
(h)     All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.

(a)     Based on their evaluation on April 24, 2009, the President (principal executive officer) and the Treasurer (principal financial officer) of the Rydex Variable Trust (the “Trust”) believe that there were no significant deficiencies in the design or operation of the internal controls of the Trust or Rydex Investments (“RI”), the investment advisor and manager of the Trust, or Rydex Distributors, Inc. (“RD”), which acts as distributor for the Trust, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) which would have adversely affected the ability of the Trust or RI on behalf of the Trust, to record, process, summarize, and report the subject matter contained in this Report.
There was no fraud, whether or not material, involving officers or employees of RI, RD or the Trust who have a significant role in the Trust’s internal controls, including disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that has come to the attention of the Advisor or the officers of the Trust, including its President and Treasurer.
(b)     There were no significant changes in the Trust’s or RI’s internal controls over financial reporting, (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)     The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.
(a)(2)     Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.
(b)     A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

EX.-12(a)(2)(i)
CERTIFICATION
I, Carl G. Verboncoeur, certify that:
1. I have reviewed this report on Form N-CSR/A of Rydex Variable Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 24, 2009
/s/ Carl G. Verboncoeur
Carl G. Verboncoeur,
President

EX.-12(a)(2)(ii)
CERTIFICATION
I, Nick Bonos, certify that:
1. I have reviewed this report on Form N-CSR/A of Rydex Variable Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 24, 2009
/s/ Nick Bonos
Nick Bonos,
Vice President and Treasurer

EX. 12(b)(i)
CERTIFICATION
I, Carl G. Verboncoeur, President of Rydex Variable Trust (the “Trust”), certify that:
1.	The Form N-CSR/A of the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: April 24, 2009

/s/ Carl G. Verboncoeur
Carl G. Verboncoeur,
President

EX. 12(b)(ii)
CERTIFICATION
I, Nick Bonos, Vice President and Treasurer of Rydex Variable Trust (the “Trust”), certify that:
1.	The Form N-CSR/A of the Trust (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.
A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: April 24, 2009

/s/ Nick Bonos
Nick Bonos,
Vice President and Treasurer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Carl G. Verboncoeur

Carl G. Verboncoeur, President

Date	April 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carl G. Verboncoeur

Carl G. Verboncoeur, President

Date	April 24, 2009

By (Signature and Title)*	/s/ Nick Bonos

Nick Bonos, Vice President and Treasurer

Date	April 24, 2009

* Print the name and title of each signing officer under his or her signature.